UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 3)

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TOWER GROUP INTERNATIONAL, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[TOWER GROUP LETTERHEAD]

            , 2014

Dear Fellow Shareholder:

We cordially invite you to attend a special general meeting of the shareholders of Tower Group International, Ltd., which we refer to as the Company, to be held on             , 2014 at             , local time, at [the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda].

On January 3, 2014 the Company entered into an Agreement and Plan of Merger, which we refer to as the original agreement and plan of merger, with ACP Re, Ltd., which we refer to as ACP Re, and London Acquisition Company Limited, a wholly owned subsidiary of ACP Re, which we refer to as Merger Sub, and on May 8, 2014, the Company, ACP Re and Merger Sub entered into Amendment No. 1 to the Agreement and Plan of Merger, which we refer to as the amendment. We refer to the original agreement and plan of merger, as amended by the amendment, as the agreement and plan of merger. Pursuant to the agreement and plan of merger, Merger Sub will be merged with and into the Company and the Company will continue as the surviving company. We refer to this transaction as the merger. Following the merger, the Company will be a wholly owned subsidiary of ACP Re.

If the merger is completed, you will be entitled to receive $2.50 in cash, without interest, less any applicable withholding taxes, for each common share of the Company that you own.

We are soliciting proxies for use at the special general meeting to consider and vote upon proposals to: (i) approve and adopt the agreement and plan of merger and the agreement between the Company, ACP Re and Merger Sub required by Section 105 of the Bermuda Companies Act of 1981, as amended, which together with the agreement and plan of merger, we refer to as the merger agreement, and approve the merger, (ii) approve, on an advisory basis, certain compensatory arrangements between the Company and its named executive officers that are based on or otherwise relate to the merger, as described in this proxy statement, and (iii) adjourn the special general meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the proposal to approve and adopt the merger agreement and approve the merger. We urge all shareholders to read this proxy statement and the documents included with this proxy statement carefully and in their entirety.

The board of directors of the Company has unanimously determined that the merger is fair to, and in the best interests of, the Company, determined that the fair value for each common share is $2.50, without interest, approved the merger agreement and resolved to recommend that the shareholders approve and adopt the merger agreement and approve the merger. The board of directors made its recommendation after consultation with its independent legal and financial advisers and consideration of a number of factors. The board of directors unanimously recommends that you vote “FOR” approval of the proposal to approve and adopt the merger agreement and approve the merger, and “FOR” approval of the other proposals described in this proxy statement.

Approval of the proposal to approve and adopt the merger agreement and approve the merger requires the affirmative vote of holders of a majority of the votes cast by shareholders present or represented by proxy and voting at the special general meeting at which a quorum is present. Shareholder approval of this proposal is necessary to complete the merger.

Your vote is very important. Whether or not you plan to attend the special general meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy by telephone or through the Internet. If you attend the special general meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

If your shares are held in street name by your bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee will be unable to vote your common shares without instructions from you. You should instruct your bank, brokerage firm or other nominee as to how to vote your common shares, following the procedures provided by your bank, brokerage firm or other nominee.

The accompanying proxy statement provides you with detailed information about the special general meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the proxy statement. We encourage you to read the entire proxy statement and its annexes, including the merger agreement, carefully.

If you have any questions or need assistance voting your common shares, please call Georgeson Inc., the Company’s proxy solicitor, toll-free at (888) 624-2255 (banks and brokers call collect at             ).

Thank you in advance for your cooperation and continued support.

Sincerely,

The proxy statement is dated             , 2014, and is first being mailed to the Company’s shareholders on or about             , 2014.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TOWER GROUP INTERNATIONAL, LTD.

Bermuda Commercial Bank Building, 2nd Floor

19 Par-la-Ville Road

Hamilton, HM 11, Bermuda

NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS

To Our Shareholders:

A special general meeting of shareholders of Tower Group International, Ltd., which we refer to as the Company, will be held on             , 2014, at             , local time, at the [Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda] for the following purposes:

1.	To consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of January 3, 2014, as amended pursuant to Amendment No. 1 to the Agreement and Plan of Merger and as it may be further amended from time to time, which we refer to as the agreement and plan of merger, by and among the Company, ACP Re, Ltd., which we refer to as ACP Re, and London Acquisition Company Limited, which we refer to as Merger Sub, and the agreement between the Company, ACP Re and Merger Sub required by Section 105 of the Bermuda Companies Act of 1981, as amended, which we refer to as the Companies Act, a copy of which is attached as Exhibit A to the agreement and plan of merger, which together with the agreement and plan of merger we refer to as the merger agreement, and to approve the merger contemplated by the merger agreement, which we refer to as the merger. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement.

2.	To consider and vote on a proposal to approve, on an advisory basis, certain compensatory arrangements between the Company and its named executive officers that are based on or otherwise relate to the merger, as described in the accompanying proxy statement.

3.	To consider and vote on a proposal to direct the chairman of the meeting to adjourn the special general meeting of shareholders to solicit additional proxies if there are insufficient votes at the time of the special general meeting to approve the proposal to approve and adopt the merger agreement and approve the merger.

4.	To transact any other business that may properly come before the special general meeting, or any adjournment or postponement of the special general meeting, by or at the direction of the board of directors of the Company.

Under the merger agreement, upon completion of the merger, each issued common share, par value $0.01 per share, of the Company, (except for shares owned by the Company, ACP Re, Merger Sub or any other direct or indirect wholly owned subsidiary of ACP Re, and dissenting shares as to which appraisal rights have been properly exercised under the Companies Act) will be converted into the right to receive $2.50 in cash, without interest, less any applicable withholding taxes. All common shares that are held by the Company as treasury shares or owned by ACP Re, Merger Sub or any other direct or indirect wholly owned subsidiary of ACP Re immediately before the merger will be cancelled and no payment will be made in respect thereof.

Under Bermuda law, in the event of a merger of a Bermuda company with another company, any shareholder of the Bermuda company is entitled to receive fair value for its shares. The Company’s board of directors considers the fair value for each common share to be the merger consideration ($2.50 in cash, without interest, less any applicable withholding taxes). Any shareholder of the Company who is not satisfied that it has been offered fair value for its common shares and whose common shares are not voted in favor of the proposal to approve and adopt the merger agreement and approve the merger, may exercise its appraisal rights under the Companies Act to have the fair value of its common shares appraised by the Supreme Court of Bermuda. Any shareholder intending to exercise appraisal rights MUST file its application for appraisal of the fair value of its common shares with the Supreme Court of Bermuda within ONE MONTH after the date the notice convening the special general meeting is deemed to have been received.

Only Company shareholders of record, as shown on the Company’s register of members at the close of business on             , 2014, are entitled to notice of, and to vote at, the special general meeting or any adjournment thereof, or to exercise the appraisal rights conferred on dissenting shareholders by Bermuda law.

SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE SPECIAL GENERAL MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY IN THE ACCOMPANYING POSTAGE PAID AND PRE-ADDRESSED ENVELOPE OR TO SUBMIT THEIR PROXY BY TELEPHONE OR THROUGH THE INTERNET. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE EXERCISE THEREOF AT THE SPECIAL GENERAL MEETING BY WRITTEN NOTICE TO THE COMPANY, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

By Order of the Board of Directors,

Elliot S. Orol
Senior Vice President, General Counsel and Secretary

Hamilton, Bermuda

            , 2014

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Annex A-1 -	Agreement and Plan of Merger, dated January 3, 2014, by and among Tower Group International, Ltd., ACP Re, Ltd. and London Acquisition Company Limited

Annex A-2 -	Amendment No. 1 to the Agreement and Plan of Merger, dated May 8, 2014, by and among Tower Group International, Ltd., ACP Re, Ltd. and London Acquisition Company Limited

Annex B -	Support Agreement, dated January 3, 2014, between ACP Re, Ltd. and Michael H. Lee

Annex C -	J.P. Morgan Securities LLC Opinion, dated May 8, 2014

Annex D -	Merrill Lynch, Pierce, Fenner & Smith Incorporated Opinion, dated May 8, 2014

Annex E -	Guaranty, dated January 3, 2014, by The Michael Karfunkel 2005 Grantor Retained Annuity Trust, in favor of Tower Group International, Ltd.

Annex F -	Commercial Lines Cut-Through Quota Share Reinsurance Agreement, dated January 3, 2014, by and among certain subsidiaries of the Company and Technology Insurance Company, Inc.

Annex G -	Personal Lines Cut-Through Quota Share Reinsurance Agreement, dated January 3, 2014, by and among certain subsidiaries of the Company and Integon National Insurance Company

Annex H -	Tower Group International, Ltd. Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on May 2, 2014

Annex I -	Tower Group International, Ltd. Quarterly Report on Form 10-Q for the period ended March 31, 2014, as filed with the Securities and Exchange Commission on , 2014

Annex J -	Managing General Agent Agreement, dated April 1, 2014, by and among Tower Risk Management Corp. and AmTrust North America, Inc.

Annex K -	Managing General Agent Agreement, dated April 1, 2014, by and among Tower Risk Management Corp. and National General Holdings Corp.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL GENERAL MEETING AND THE MERGER

The following questions and answers are intended to address briefly some commonly asked questions regarding the merger, the merger agreement and the special general meeting of shareholders. These questions and answers may not address all questions that may be important to you as a shareholder of the Company. Please refer to the “Summary” and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement, all of which you should read carefully.

Q.	Why am I receiving this document?

A.	Tower Group International, Ltd., which we refer to as the Company, us, our or we, has agreed to be acquired by ACP Re, Ltd., which we refer to as ACP Re, pursuant to the Agreement and Plan of Merger, as amended, which we refer to as the agreement and plan of merger, and the agreement required by Section 105 of the Bermuda Companies Act of 1981, as amended, which we refer to as the Companies Act, that is attached as Exhibit A to the agreement and plan of merger, which we refer to as the statutory merger agreement. We refer to the Agreement and Plan of Merger, dated as of January 3, 2014, among the Company, ACP Re and London Acquisition Company Limited, which we refer to as Merger Sub, as the original agreement and plan of merger. We refer to the Amendment No. 1 to the Agreement and Plan of Merger among the Company, ACP Re and Merger Sub as the amendment. We refer to the original agreement and plan of merger, as amended by the amendment and as it may be further amended from time to time, as the agreement and plan of merger, and we refer to the agreement and plan of merger, together with the statutory merger agreement, as the merger agreement. A copy of the merger agreement is attached to this proxy statement as Annex A-1 and Annex A-2. The Company’s shareholders must vote to approve and adopt the merger agreement and approve the merger before the transactions contemplated by the merger agreement can be completed, and the Company is holding a special general meeting of its shareholders so that its shareholders may vote with respect to the approval and adoption of the merger agreement and approval of the merger.

You are receiving this proxy statement because you own common shares of the Company. This proxy statement contains important information about the proposed transaction and the special general meeting of shareholders, and you should read it carefully. The enclosed proxy statement allows you to vote your common shares without attending the special general meeting in person.

Your vote is extremely important, and we encourage you to vote as soon as possible. For more information on how to vote your shares, please see the section of this proxy statement entitled “The Special General Meeting” beginning on page 19.

Q.	What is the proposed transaction and what effects will it have on the Company?

A.	The proposed transaction is the acquisition of the Company by ACP Re pursuant to the merger agreement. If the proposal to approve and adopt the merger agreement and to approve the merger is approved by our shareholders and the other closing conditions under the merger agreement are satisfied or waived, Merger Sub will merge with and into the Company, with the Company continuing as the surviving company. We refer to this transaction as the merger. As a result of the merger, the Company will become a wholly owned subsidiary of ACP Re and will no longer be a publicly held company. In addition, as a result of the merger, our common shares will be delisted from the NASDAQ Global Select Market, or the NASDAQ, and deregistered under the Securities Exchange Act of 1934, as amended, or the Exchange Act. We will no longer file periodic reports with the Securities and Exchange Commission, or the SEC, on account of our common shares and you will no longer have any interest in the Company.

Q.	What will I receive if the merger is completed?

A.	Upon completion of the merger, you will be entitled to receive $2.50 in cash, without interest, which amount we refer to as the merger consideration, less any applicable withholding taxes, for each common share of the Company that you own, unless you properly exercise and do not withdraw your appraisal rights under the Companies Act with respect to your shares. You will not own any of the common shares of the surviving company.

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Q.	How does the merger consideration compare to the market price of the common shares of the Company prior to the announcement of the amendment to the merger agreement setting the price at $2.50 per share?

A.	The merger consideration represents a premium of 47.1% to the closing price of the common shares of the Company on May 7, 2014, the last trading day prior to the public announcement of the amendment.

Q.	When do you expect the merger to be completed?

A.	We are working toward completing the merger as soon as possible. Assuming timely satisfaction of the closing conditions, we anticipate that the merger will be completed on or prior to November 15, 2014. If our shareholders vote to approve the proposal to approve and adopt the merger agreement and approve the merger, the merger will become effective as promptly as practicable following the satisfaction or waiver of the other conditions to the merger set forth in the merger agreement. Notwithstanding any other statement in this proxy statement or any other document, many of the conditions for closing the merger agreement remain outstanding and there can be no assurance that they will be satisfied or that the transaction will be consummated or regarding when it may close.

Q.	What happens if the merger is not completed?

A.	If the proposal to approve and adopt the merger agreement and approve the merger is not approved by the Company’s shareholders, or if the merger is not completed for any other reason, the shareholders will not receive any payment for their shares in connection with the merger. Instead, the Company will remain an independent public company and the common shares will continue to be listed and traded on the NASDAQ. Under specified circumstances, we may be required to reimburse ACP Re for its expenses or pay ACP Re a fee with respect to the termination of the merger agreement, as described under “The Merger Agreement—Termination Fee” beginning on page 70.

You should be aware that there is substantial doubt about our ability to continue as a going concern. Recently, we have experienced significant adverse developments in our business. We have announced a substantial reserve increase, have restated our financial statements, and have had difficulty complying on a timely basis with the periodic reporting requirements under the Exchange Act. On May 20, 2014, The Massachusetts Department of Insurance entered an amended order of administrative supervision with respect to two of the Company’s Massachusetts domiciled insurance subsidiaries, subjecting them to enhanced reporting requirements and other restrictions on the conduct of those entities’ business. Declines in our financial strength ratings have severely impaired our ability to write new insurance business. In addition, we have $150.0 million principal amount of 5.0% convertible senior notes that mature on September 15, 2014. No assurance can be given that we will be able to obtain any commitments with respect to raising additional capital or liquidating investments that will provide sufficient funds to pay the principal of these notes when they mature.

Concurrently with the execution of the merger agreement, the U.S. insurance company subsidiaries of the Company that write commercial lines business entered into a quota share reinsurance agreement with Technology Insurance Company, Inc., a wholly owned subsidiary of AmTrust Financial Services, Inc., or AmTrust, and the U.S. insurance company subsidiaries of the Company that write personal lines business entered into a quota share reinsurance agreement with Integon National Insurance Company, a wholly owned subsidiary of National General Holdings Corp., or NGHC. Both AmTrust and NGHC are affiliates of ACP RE. We refer to these agreements throughout this proxy statement as the quota share reinsurance agreements. If the proposal to approve and adopt the merger agreement and approve the merger is not approved by the Company’s shareholders, or if the merger is not completed for any other reason, the reinsurer under each of these quota share reinsurance agreements will have the right to terminate such agreement. See “Other Related Agreements—Quota Share Reinsurance Agreements” beginning on page 73 for a summary of the material terms of the quota share reinsurance agreements.

Q.	Is the merger expected to be taxable to me?

A.

The exchange of common shares of the Company for cash pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes. If you are a “U.S. holder,” you generally will recognize gain or loss in an amount equal to the difference, if any, between the cash payments you receive pursuant to the merger and your adjusted tax basis in your common shares. If you are a “non-U.S. holder,” any gain that you realize generally will not be subject to U.S. federal income tax, subject to certain exceptions discussed in that section of this proxy statement. You should read “The Merger—Material U.S. Federal Income Tax

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Consequences of the Merger” beginning on page 51, which provides a discussion of the U.S. federal income tax consequences of the merger for “U.S. holders” and “non-U.S. holders.” You also should consult your tax adviser for a complete analysis of the effect of the merger on your U.S. federal, state, local and foreign taxes.

Q.	Do any of the Company’s directors or officers have interests in the merger that may differ from or be in addition to my interests as a shareholder?

A.	Yes. In considering the recommendation of the board of directors to vote in favor of the approval and adoption of the merger agreement, you should be aware that our directors and officers have interests in the merger that are different from, or in addition to, the interests of our shareholders generally. The board of directors was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending that the merger agreement be approved and adopted by the shareholders of the Company. See “The Merger—Interests of Certain Persons in the Merger” beginning on page 47.

Q.	When and where is the special general meeting?

A.	The special general meeting of shareholders of the Company will be held on , 2014 at , local time, at [the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda].

Q.	What am I being asked to vote on at the special general meeting?

A.	At the special general meeting, holders of our common shares will consider and vote on the following proposals:

•	to approve and adopt the merger agreement and approve the merger;

•	to approve, on an advisory basis, certain compensatory arrangements between the Company and its named executive officers that are based on or otherwise relate to the merger, as described in this proxy statement;

•	to direct the chairman of the meeting to adjourn the special general meeting to solicit additional proxies if there are insufficient votes at the time of the special general meeting to approve and adopt the merger agreement and approve the merger; and

•	to transact any other business that may properly come before the special general meeting, or any adjournment of the special general meeting, by or at the direction of the board of directors.

Q.	What vote is required for the Company’s shareholders to approve the proposal to approve and adopt the merger agreement and approve the merger?

A.	Approval of the proposal to approve and adopt the merger agreement and approve the merger requires the affirmative vote of a majority of the votes cast by shareholders present or represented by proxy and voting at the special general meeting at which a quorum is present.

Q.	What vote is required for the Company’s shareholders to approve the other proposals?

A.	Approval of each of the other proposals described in this proxy statement, other than the proposal to adjourn the special general meeting, requires the affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the special general meeting at which a quorum is present and entitled to vote on the proposal.

Approval of the proposal to adjourn the special general meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the special general meeting, whether or not a quorum is present.

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Q.	Why am I being asked to approve, on a non-binding advisory basis, certain merger-related compensatory arrangements between the Company and its named executive officers?

A.	Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, our shareholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers that is based on or otherwise relates to the merger as disclosed in this proxy statement, which compensation is referred to in this proxy statement as the merger-related compensation. See “Shareholder Advisory Vote on Certain Compensatory Arrangements.”

Because the vote on this proposal is advisory, however, it will not be binding on our board of directors. The merger-related compensation is an obligation of the Company to each of our named executive officers, and advisory approval of this proposal is not a condition to the completion of the merger. Thus, regardless of the outcome of this advisory vote, this compensation will be payable, subject only to the conditions applicable thereto, if the merger is approved. For a more complete discussion of the compensation that our named executive officers may receive in connection with the merger, see “The Merger—Interests of Certain Persons in the Merger” and “Shareholder Advisory Vote on Certain Compensatory Arrangements.”

Q.	How does the board of directors recommend that I vote?

A.	The board of directors unanimously recommends that you vote “FOR” approval of the proposal to approve and adopt the merger agreement and approve the merger and “FOR” approval of each of the other proposals.

Q.	How many votes are already committed to be voted in favor of the adoption of the merger agreement?

A.	Pursuant to a support agreement, dated as of January 3, 2014, between ACP Re and Michael H. Lee, former Chairman of the Board, President and Chief Executive Officer of the Company, Mr. Lee, solely in his capacity as a shareholder, agreed, among other things, to vote in favor of the proposal to approve and adopt the merger agreement and approve the merger and against any competing proposed transaction and any agreement, transaction or proposal that would result in a material breach by the Company of any provision of the merger agreement. See the section entitled “Other Related Agreements—Support Agreement” beginning on page 72 for more information. As of , 2014, the record date for the special general meeting, Mr. Lee was entitled to vote 2,297,926 shares, or approximately 4.0%, of the issued common shares of the Company.

Q.	Who can vote at the special general meeting?

A.	All of the holders of the common shares of the Company that were the record holders as of the close of business on the record date are entitled to receive notice of, and to vote at, the special general meeting. Each holder of common shares of the Company as of the record date is entitled to cast one vote on each matter properly brought before the special general meeting for each common share that such holder owns as of the record date.

Q.	What is a quorum?

A.	The presence, in person or by proxy, of two or more persons at the start of the special general meeting and representing in person or by proxy in excess of 50% of the total issued voting shares of the Company throughout the special general meeting constitutes a quorum. Abstentions and broker non-votes are counted as present for the purpose of establishing a quorum.

Q.	How do I vote?

A.	If you are a shareholder of record as of the record date, you may vote your common shares on matters presented at the special general meeting in any of the following ways:

•	in person—you may attend the special general meeting and cast your vote there;

•	by proxy—shareholders of record have a choice of voting by proxy:

•	over the Internet (the website for submitting your proxy online is on your proxy card);

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•	by using the toll-free telephone number noted on your proxy card; or

•	by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope.

If you are a beneficial owner of common shares of the Company as of the record date, please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you. Please note that if you are a beneficial owner and wish to vote in person at the special general meeting, you must have a legal proxy from your bank, brokerage firm or other nominee.

The control number located on your proxy card is designed to verify your identity and allow you to vote your common shares, and to confirm that your voting instructions have been properly recorded when you submit your proxy over the Internet or by telephone. Please be aware that if you submit your proxy over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Q.	What is the difference between being a shareholder of record and a beneficial owner?

A.	If your common shares of the Company are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those common shares, the “shareholder of record.” This proxy statement, and your proxy card, have been sent directly to you by the Company.

If your common shares of the Company are held through a bank, brokerage firm or other nominee, you are considered the beneficial owner of shares held in street name. In that case, this proxy statement has been forwarded to you by your bank, brokerage firm or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee as to how to vote your common shares of the Company by following their instructions for voting.

Q.	If my common shares are held in street name by my bank, brokerage firm or other nominee, will my bank, brokerage firm or other nominee vote my shares for me?

A.	Your bank, brokerage firm or other nominee will only be permitted to vote your common shares if you instruct your bank, brokerage firm or other nominee as to how to vote. You should follow the procedures provided by your bank, brokerage firm or other nominee regarding the voting of your shares. If you do not instruct your bank, brokerage firm or other nominee as to how to vote your shares, your shares will not be voted.

Q.	What is a proxy?

A.	A proxy is your legal designation of another person, who is also referred to as a proxy, to vote your common shares. This written document describing the matters to be considered and voted on at the special general meeting is called a proxy statement. The document used to designate a proxy to vote your common shares is called a proxy card.

Q.	If a shareholder gives a proxy, how are the common shares voted?

A.	Regardless of the method you choose to submit your proxy, the individuals named on the enclosed proxy card, or your proxies, will vote your common shares of the Company in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your common shares should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the proposals to come before the special general meeting.

If you properly sign your proxy card but do not mark the boxes indicating how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted “FOR” all of the proposals.

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Q.	Can I change or revoke my vote?

A.	You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by submitting another proxy at a later date through any of the methods available to you, by giving written notice of revocation to our Corporate Secretary, which must be filed with our Corporate Secretary by the time the special general meeting begins, or by attending the special general meeting and voting in person.

Q.	What do I do if I receive more than one proxy or set of voting instructions?

A.	If you hold common shares in street name, or through more than one bank, brokerage firm or other nominee, and also directly as a record holder or otherwise, you may receive more than one proxy or set of voting instructions relating to the special general meeting. These should each be completed with your voting instruction and returned separately in accordance with the instructions provided in this proxy statement in order to ensure that all of your shares are voted.

Q.	What happens if I sell my common shares before the special general meeting?

A.	The record date for shareholders entitled to vote at the special general meeting is prior to both the date of the special general meeting and the consummation of the merger. If you transfer your common shares before the record date, you will not be entitled to vote at the special general meeting and will not be entitled to receive the merger consideration. If you transfer your common shares after the record date but before the special general meeting you will, unless special arrangements are made, retain your right to vote at the special general meeting but will transfer the right to receive the merger consideration to the person to whom you transfer your shares. The person to whom you transfer your shares after the record date will not have a right to vote those shares at the special general meeting.

Q.	What effect do abstentions and “broker non-votes” have on the proposals?

A.	Abstentions and “broker non-votes” will be counted toward the presence of a quorum at, but will not be considered votes cast on the proposal to approve and adopt the merger agreement and approve the merger brought before, the special general meeting. Because the vote required to approve the proposal to approve and adopt the merger agreement and approve the merger is the affirmative vote of a percentage of the votes cast, an abstention or “broker non-vote” with respect to such proposal to be voted on at the special general meeting will not have the effect of a vote for or against such proposal, but will reduce the number of votes cast and therefore increase the relative influence of those shareholders voting. With respect to each of the other proposals described in this proxy statement, abstentions and broker non-votes will have the same effect as a vote against such proposal.

Q.	Who will solicit and pay the cost of soliciting proxies?

A.	The Company has engaged Georgeson Inc. to assist in the solicitation of proxies for the special general meeting. The Company estimates that it will pay Georgeson Inc. a fee of approximately $9,500 and reimbursement of certain expenses. The Company will reimburse Georgeson Inc. for reasonable out-of-pocket expenses and will indemnify Georgeson Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of the Company’s common shares for their expenses in forwarding soliciting materials to beneficial owners of the Company’s common shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

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Q.	What do I need to do now?

A.	Even if you plan to attend the special general meeting, after carefully reading and considering the information contained in this proxy statement, please vote promptly to ensure that your shares are represented at the special general meeting. If you hold your shares in your own name as the shareholder of record, please vote your shares by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope, by using the telephone number printed on your proxy card or by following the instructions for the use of the Internet printed on your proxy card. If you decide to attend the special general meeting and vote in person, your vote by ballot at the special general meeting will revoke any proxy previously submitted. If you are a beneficial owner of common shares of the Company, please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you.

Q.	Should I send in my share certificates now?

A.	No. You will receive a letter of transmittal shortly after the completion of the merger describing how you may exchange your common shares for the merger consideration. If your shares are held in street name by your bank, brokerage firm or other nominee, you will receive instructions from your bank, brokerage firm or other nominee as to how to effect the surrender of your street name shares in exchange for the merger consideration. Please do NOT return your share certificate(s) with your proxy.

Q.	Am I entitled to exercise appraisal rights under the Companies Act instead of receiving the merger consideration for my shares?

A.	Yes. As a holder of common shares of the Company, you are entitled to appraisal rights under the Companies Act in connection with the merger if you take certain actions and meet certain conditions. See “Appraisal Rights” beginning on page 76.

Q.	Who can help answer my other questions?

A.	If you have additional questions about the merger, need assistance in submitting your proxy or voting your common shares of the Company, or need additional copies of the proxy statement or the enclosed proxy card, please contact:

Georgeson Inc.

For media inquiries, please contact:

Tower Group International, Ltd.

120 Broadway, 31st Floor

New York, NY 10271

Attention: Investor Relations

(212) 655-8943

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SUMMARY

The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement and its annexes. Each item in this summary includes a page reference directing you to a more complete description of that topic.

Parties to the Merger (Page 18)

Tower Group International, Ltd., or the Company, we or us, a Bermuda exempted company, offers a broad range of commercial, specialty and personal property and casualty insurance products and services.

ACP Re Ltd., or ACP Re, a Bermuda exempted company, is a Bermuda based reinsurance company.

London Acquisition Company Limited, or Merger Sub, a Bermuda exempted company, is a wholly owned subsidiary of ACP Re that was formed by ACP Re solely for purposes of entering into the merger agreement and completing the transactions contemplated by the merger agreement. Upon completion of the merger, Merger Sub will be merged with and into the Company and will cease to exist.

In this proxy statement, we refer to the Agreement and Plan of Merger, dated as of January 3, 2014, among the Company, ACP Re and Merger Sub, as the original agreement and plan of merger. We refer to the Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 8, 2014, among the Company, ACP Re and Merger Sub, as the amendment. We refer to the original agreement and plan of merger, as amended by the amendment and as it may be further amended from time to time, as the agreement and plan of merger, and we refer to the agreement between the Company, ACP Re and Merger Sub required by Section 105 of the Bermuda Companies Act, or the Companies Act, that is attached as Exhibit A to the agreement and plan of merger, the statutory merger agreement. We refer to the agreement and plan of merger and the statutory merger agreement together as the merger agreement. We refer to the merger of Merger Sub with and into the Company pursuant to the merger agreement as the merger.

Structure of the Merger (Page 55)

The merger agreement provides that Merger Sub will merge with and into the Company. The Company will be the surviving company in the merger and will continue to do business following the merger as a wholly owned subsidiary of ACP Re. As a result of the merger, the Company will cease to be a publicly traded company. If the merger is completed, you will not own any of the common shares of the surviving company.

Merger Consideration (Page 24)

In the merger, each issued and outstanding common share, par value $0.01 per share, of the Company (except for shares owned by the Company, ACP Re, Merger Sub or any other direct or indirect wholly owned subsidiary of ACP Re, and dissenting shares as to which appraisal rights have been properly exercised under the Companies Act) will be cancelled and converted into the right to receive $2.50 in cash, without interest, which amount we refer to as the merger consideration, less any applicable withholding taxes.

The Special General Meeting (Page 19)

Time, Place and Purpose of the Special General Meeting (Page 19)

The special general meeting will be held on            , 2014, starting at             , local time, at [the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda]. At the special general meeting, holders of our common shares will consider and vote on the following proposals:

•	to approve and adopt the merger agreement and approve the merger;

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•	to approve, on an advisory basis, certain compensatory arrangements between the Company and its named executive officers that are based on or otherwise relate to the merger, as described in this proxy statement;

•	to approve the adjournment of the special general meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special general meeting to approve the proposal to approve and adopt the merger agreement and approve the merger; and

•	to transact any other business that may properly come before the special general meeting, or any adjournment of the special general meeting, by or at the direction of the board of directors.

Record Date and Quorum (Page 19)

You are entitled to receive notice of, and to vote at, the special general meeting if your name was entered in the register of members of the Company as of the close of business on             , 2014, the record date for the special general meeting, which we refer to as the record date. You will have one vote for each common share that you owned on the record date. As of the record date, there were              common shares issued and entitled to vote at the special general meeting. The presence, in person or by proxy, of two or more persons at the start of the special general meeting and representing in person or by proxy in excess of 50% of the total issued voting shares of the company throughout the special general meeting constitutes a quorum.

Votes Required (Page 20)

Approval of the proposal to approve and adopt the merger agreement and approve the merger requires the affirmative vote of a majority of the votes cast by shareholders present or represented by proxy and voting at the special general meeting at which a quorum is present.

Approval of each of the other proposals described in this proxy statement, other than the proposal to direct the chairman to adjourn the special general meeting, requires the affirmative vote of the holders of a majority of the common shares present or represented by proxy at the special general meeting at which a quorum is present and entitled to vote on the proposal.

Approval of the proposal to direct the chairman of the meeting to adjourn the special general meeting requires the affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the special general meeting, whether or not a quorum is present.

Concurrently with the execution of the original agreement and plan of merger, Michael H. Lee, former Chairman of the Board, President and Chief Executive Officer of the Company, solely in his capacity as a shareholder of the Company, entered into a support agreement with ACP Re pursuant to which he, among other things, (i) agreed to vote his common shares of the Company in favor of the proposal to approve and adopt the merger agreement and of any matter necessary to the consummation of the transactions contemplated thereby, against any competing proposed transaction and against any action, agreement, transaction or proposal that would result in a material breach by the Company of the merger agreement or a failure of any condition to the Company’s obligations thereunder to be satisfied, and (ii) granted ACP Re an irrevocable proxy to vote his shares in accordance with the foregoing. As of             , 2014, the record date for the special general meeting, Mr. Lee was entitled to vote 2,297,926 shares, or approximately 4.0%, of the issued common shares of the Company. A copy of the support agreement is attached to the proxy statement as Annex B.

Proxies and Revocation (Page 22)

Any shareholder of record entitled to vote at the special general meeting may submit a proxy by telephone, over the Internet, or by returning the enclosed proxy card in the accompanying prepaid reply envelope, or may vote in person by appearing at the special general meeting. If your common shares of the Company are held in street name by your bank, broker or other nominee, you should instruct your bank, broker or other nominee how to vote your shares using the instructions provided by your bank, broker or other nominee. If you fail to submit a proxy or

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to vote in person at the special general meeting, or do not provide your bank, broker or other nominee with instructions, as applicable, your shares will not be voted on the proposal to approve and adopt the merger agreement and approve the merger.

You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by submitting another proxy at a later date through any of the methods available to you, by giving written notice of revocation to our Corporate Secretary, which must be filed with our Corporate Secretary before the special general meeting begins, or by attending the special general meeting and voting in person.

Background of the Merger (Page 24)

A description of the actions that led to the execution of the merger agreement, including our discussions with ACP Re, is included under the section entitled “The Merger—Background of the Merger,” which begins on page 24.

Reasons for the Merger; Recommendation of the Board of Directors (Page 32)

After careful consideration, the board of directors unanimously (i) declared advisable the merger agreement, (ii) determined that the terms of the merger agreement and the transactions contemplated thereby, including the merger, to be fair to and in the best interests of the Company, (iii) determined that the fair value for each common share of the Company is $2.50, without interest, and (iv) approved, authorized and recommended that the shareholders of the Company approve and adopt the merger agreement. For the factors considered by the board of directors in reaching its decision to approve the merger agreement, please see the section entitled “The Merger—Reasons for the Merger,” which begins on page 32.

The board of directors unanimously recommends that you vote “FOR” approval of the proposal to approve and adopt the merger agreement and approve the merger, and “FOR” approval of the other proposals described in this proxy statement.

Opinions of Financial Advisers (Page 37)

Opinion of J.P. Morgan

In connection with the execution of the amendment, the Company’s board of directors received an opinion, dated May 8, 2014, from the Company’s financial adviser, J.P. Morgan Securities LLC, which we refer to as J.P. Morgan, as to the fairness, from a financial point of view, of the consideration to be paid to the holders of the common shares of Company pursuant to the merger agreement, as of the date of the opinion. The full text of the written opinion of J.P. Morgan, dated May 8, 2014, which sets forth, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by J.P. Morgan in connection with rendering its opinion, is included as Annex C to this document and is incorporated by reference herein in its entirety. You are encouraged to read the opinion and the description beginning on page 37 carefully in their entirety. This summary and the description of the opinion beginning on page 37 are qualified in their entirety by reference to the full text of the opinion. J.P. Morgan provided its opinion to the board of directors of the Company (in its capacity as such) in connection with, and for purposes of, its evaluation of the transaction contemplated by the merger agreement. J.P. Morgan’s written opinion is addressed to the board of directors of the Company, is directed only to the fairness, from a financial point of view, of the consideration to be paid to the holders of Company common shares pursuant to the merger agreement, and does not address any other matter. The opinion does not constitute a recommendation to any shareholder as to how any shareholder should vote with respect to the proposal to approve and adopt the merger agreement and approve the merger, or whether to take any other action with respect to the merger.

Opinion of BofA Merrill Lynch (Page 40)

In connection with the merger, Merrill Lynch, Pierce, Fenner & Smith Incorporated, which we refer to as BofA Merrill Lynch, the Company’s financial adviser, delivered to the Company’s board of directors a written

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opinion, dated May 8, 2014, as to the fairness, from a financial point of view and as of the date of the opinion, of the merger consideration to be received by holders of common shares (other than ACP Re and its affiliates). The full text of the written opinion, dated May 8, 2014, of BofA Merrill Lynch, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex D to this document and is incorporated by reference herein in its entirety. BofA Merrill Lynch provided its opinion to the Company’s board of directors (in its capacity as such) for the benefit and use of the Company’s board of directors in connection with and for purposes of its evaluation of the merger consideration from a financial point of view. BofA Merrill Lynch’s opinion does not address any other aspect of the merger and no opinion or view was expressed as to the relative merits of the merger in comparison to other strategies or transactions that might be available to the Company, or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the merger, including, without limitation, the Company’s decision to agree to reduce the consideration payable to holders of common shares by entering into the amendment. BofA Merrill Lynch’s opinion does not address any other aspect of the merger and does not constitute a recommendation to any shareholder as to how to vote or act in connection with the proposed merger or any related matter.

No Financing Covenants or Conditions (Page 57)

The merger is not subject to any financing covenants or conditions. We anticipate that the total funds needed to complete the merger will be approximately $143.3 million. ACP Re has informed us that it will fund this amount through a combination of cash at ACP Re and the proceeds from the issuance of notes to AmTrust Financial Services, Inc., or AmTrust, and/or National General Holdings Corp., or NGHC, that will occur substantially simultaneously with the consummation of the merger.

Pursuant to a guaranty, dated as of January 3, 2014, made by The Michael Karfunkel 2005 Grantor Retained Annuity Trust, which we refer to as the Karfunkel Trust, in favor of the Company, the Karfunkel Trust has unconditionally and irrevocably guaranteed ACP Re’s payment of the aggregate merger consideration and the expenses required to be paid by ACP Re and the Merger Sub pursuant to the merger agreement. A copy of the guaranty is attached to this proxy statement as Annex E.

Interests of Certain Persons in the Merger (Page 47)

When considering the recommendation by the board of directors, you should be aware that our officers and directors have interests in the merger that are different from, or in addition to, your interests as a shareholder. The board of directors was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending that the shareholders of the Company approve the proposal to approve and adopt the merger agreement and approve the merger. These interests include the following:

•	the interests of the Company’s officers in continuing their roles with the Company after the merger;

•	the cash-out of all restricted shares and restricted share units held by our executive officers and directors; and

•	that the Company’s directors and executive officers are entitled to continued indemnification and insurance coverage under the merger agreement.

Material U.S. Federal Income Tax Consequences of the Merger (Page 51)

The exchange of common shares for cash pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes. Shareholders who are “U.S. holders” and who exchange their common shares in the merger generally will recognize gain or loss in an amount equal to the difference, if any, between the cash payments they receive pursuant to the merger and their adjusted tax basis in their common shares of the Company. Shareholders who are “non-U.S. holders” and who realize gain on the exchange of their common shares of the Company in the merger generally will not be subject to U.S. federal income tax on the realized gain, subject to certain exceptions. You should read “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 51, which provides a discussion of tax consequences of the merger for “U.S. holders” and “non-U.S. holders” as defined in that discussion. You should consult your tax adviser for a complete analysis of the effect of the merger on your U.S. federal, state, local and foreign taxes.

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Regulatory Approvals (Page 53)

The Company has insurance company subsidiaries and affiliates that are domiciled or deemed to be “commercially domiciled” in Bermuda, California, Florida, Illinois, Maine, Massachusetts, New Hampshire, New Jersey and New York. The insurance laws of these jurisdictions require an acquiring person to obtain the approval of the applicable insurance regulator prior to the direct or indirect acquisition of control of an insurance company that is domiciled or commercially domiciled therein. ACP Re, AmTrust and NGHC have filed formal applications with the applicable insurance regulatory authorities for the approval of the merger and those applications are currently under review. Although the Company and ACP Re do not expect the applicable insurance regulators to withhold their approvals, there is no assurance that such approvals will be obtained. In addition, the merger agreement limits the conditions that ACP Re is required to accept in connection with obtaining such approvals. There is no assurance that an insurance regulator will not impose a “burdensome condition” on its approval of ACP Re’s application that ACP Re will not be required to accept under the merger agreement. See “The Merger Agreement—Filings; Other Actions.”

In addition, the insurance laws and regulations of certain U.S. states require that, prior to an acquisition of an insurance company doing business in that state or licensed by that state (or the acquisition of its holding company), a notice filing that discloses certain market share data in that jurisdiction must be made and an applicable waiting period must expire or be terminated.

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or the HSR Act, and the rules promulgated thereunder by the Federal Trade Commission, or the FTC, the merger cannot be completed until each of the Company and ACP Re file a notification and report form with the FTC and the Antitrust Division of the Department of Justice, or the DOJ, under the HSR Act and the applicable waiting period has expired or been terminated. Each of the Company and ACP Re filed such a notification and report form on January 17, 2014 and requested early termination of the applicable waiting period. On January 30, 2014, the FTC notified the parties that their request for earlier termination of the applicable waiting period under the HSR Act had been granted.

The Merger Agreement (Page 55)

Treatment of Common Shares and Restricted Shares (Page 56)

At the effective time of the merger, or the effective time, each issued and outstanding common share of the Company (except for shares owned by the Company, ACP Re, Merger Sub or any other direct or indirect wholly owned subsidiary of ACP Re, and dissenting shares as to which appraisal rights have been properly exercised under the Companies Act) will be cancelled and converted into the right to receive the merger consideration of $2.50 in cash, without interest, less any applicable withholding taxes.

Each restricted share of the Company, issued and outstanding and subject to forfeiture immediately prior to the effective time, will become fully vested without restrictions at the effective time and will be treated as an unrestricted issued and outstanding common share of the Company. The holder of each such restricted share will be entitled to receive the merger consideration with respect thereto, without interest, less any applicable withholding taxes.

Treatment of Options and Restricted Share Units (Page 56)

At the effective time of the merger, each outstanding option to acquire Company common shares, whether granted under the Company’s 2013 Long-Term Equity Plan or 2004 Long-Term Equity Plan (as amended and restated, effective May 15, 2008), which we refer to as the long-term equity plans, will become vested and exercisable as of the Effective Time and will be exchanged for a cash payment equal to the product of (A) the number of the Company’s common shares subject to the stock option and (B) the excess, if any, of (1) the merger consideration over (2) the exercise price per share subject to such stock option.

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Each outstanding restricted share unit granted under the Company’s long-term equity plans will become fully vested and exchanged for a cash payment equal to the merger consideration.

Solicitation of Other Offers (Page 63)

The merger agreement contains detailed provisions that restrict the Company, its subsidiaries and their respective officers, directors, employees, consultants, agents, financial advisers, investment bankers, attorneys, accountants, other advisers, affiliates and other representatives from soliciting, initiating or knowingly facilitating or encouraging the submission of any inquiries regarding, or the making of any proposal, request or offer that constitutes, a takeover proposal (as defined in the merger agreement). The merger agreement also restricts the Company, its subsidiaries and their respective officers, directors, employees, consultants, agents, financial advisers, investment bankers, attorneys, accountants, other advisers, affiliates and other representatives from participating in any discussions or negotiations regarding any other takeover proposal. The merger agreement does not, however, prohibit the board of directors from considering, recommending to the Company’s shareholders and even entering into an alternative transaction with a third party if specified conditions are met, including, in certain cases, that the Company did not violate the non-solicitation provision and the payment of the termination fee to ACP Re required by the merger agreement.

Conditions to the Merger (Page 68)

The respective obligations of the Company, ACP Re and Merger Sub to consummate the merger are subject to the satisfaction or waiver of certain conditions, including the approval of the merger agreement by our shareholders, the receipt of required insurance regulatory and antitrust approvals, the accuracy of the parties’ representations and warranties (subject to specified materiality qualifications), the performance of the parties’ covenants, the absence of legal restrictions on the consummation of the merger, the absence of a material adverse effect on the Company, and the absence of certain insolvency events involving the Company’s insurance subsidiaries and affiliates.

Termination of the Merger Agreement (Page 69)

The merger agreement may be terminated at any time prior to the completion of the merger by mutual written consent of the Company and ACP Re. The merger agreement may also be terminated by either the Company or ACP Re if:

•	the merger is not consummated on or before November 15, 2014, which date we refer to as the walk-away date;

•	any injunction, judgment, ruling, law, order or decree that prohibits the consummation of the merger shall have become final and non-appealable; or

•	the Company’s shareholders fail to approve the proposal to approve and adopt the merger agreement and approve the merger at the special general meeting or at any adjournment or postponement thereof.

In addition, ACP Re may terminate the merger agreement if:

•	the Company has breached any of its representations, warranties, covenants or agreements under the merger agreement and such breach would give rise to the failure of the related conditions to ACP Re’s obligation to close to be satisfied;

•	the board of directors withdraws or modifies its recommendation that the Company’s shareholders approve the merger agreement or fails to include such recommendation in this proxy statement, takes any action to exempt any person from the provisions of any applicable anti-takeover law, or recommends the approval of a takeover proposal;

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•	the proxy statement relating to the merger has not been filed with the Securities and Exchange Commission, or SEC, on or prior to March 3, 2014 (a preliminary version of this proxy statement was filed with the SEC on February 13, 2014);

•	the special general meeting of shareholders has not been held on or prior to November 15, 2014;

•	the Company or any subsidiary of the Company has breached in any material respect any of the material covenants set forth in quota share reinsurance agreements between certain of the Company’s insurance subsidiaries and certain affiliates of ACP Re; or

•	if any insurance regulatory approval required to be obtained by the Company or any of its subsidiaries in respect of the quota share reinsurance agreements has not been obtained by January 17, 2014 (all such approvals were obtained by such date).

In addition, the Company may terminate the merger agreement if:

•	ACP Re has breached any of its representations, warranties, covenants or agreements under the merger agreement and such breach would give rise to the failure of the related conditions to the Company’s obligation to close to be satisfied;

•	Prior to the approval by the shareholders of the proposal to approve and adopt the merger agreement and approve the merger, the Company enters into a definitive agreement providing for a superior proposal (as defined in the merger agreement), provided that the Company simultaneously pays or had previously paid to ACP Re the termination fee described below; or

•	the Karfunkel Trust has breached in any material respect any of its representations, warranties or covenants under the guaranty.

Termination Fee (Page 70)

The Company has agreed to pay ACP Re a termination fee of $6.8 million, which amount represents approximately 4.75% of the equity value of the merger, if the merger agreement is terminated under any of the following circumstances:

(i)	the Company terminates the merger agreement because it enters into a definitive agreement providing for a superior proposal;

(ii)	ACP Re terminates the merger agreement because the board of directors makes an adverse recommendation change;

(iii)	the Company or ACP Re terminates the merger agreement because the shareholder approval necessary to complete the merger is not obtained at the special general meeting of the Company’s shareholders and the Company’s board of directors has effected an adverse recommendation change before the special general meeting; or

(iv)	any person publicly makes, proposes or communicates (and does not withdraw) a takeover proposal; and

•	thereafter, either party terminates the merger agreement because:

–	the merger has not been completed by the walk-away date; or

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–	the shareholder approval necessary to complete the merger is not obtained at the special general meeting; and

•	within nine months after the termination of the merger agreement, the Company enters into a definitive agreement with respect to a takeover proposal or consummates a takeover proposal.

If the merger agreement is terminated as a result of clause (i) above, the termination fee will be payable by the Company to ACP Re prior to or simultaneously with such termination. If the merger agreement is terminated as a result of either clause (ii) or (iii) above, the termination fee will be payable by the Company to ACP Re within two business days after such termination. If the merger is terminated as a result of clause (iv) above, the termination fee will be payable by the Company to ACP Re no later than two business days following the consummation of the takeover proposal.

Expenses (Page 71)

If the merger agreement is terminated by ACP Re or the Company because the Company’s shareholders have not approved the proposal to approve and adopt the merger agreement and approve the merger at the special general meeting and the board of directors has not effected an adverse recommendation change, or by ACP Re because the special general meeting is not convened and held by November 15, 2014, then the Company will reimburse ACP Re for the reasonable and documented costs and expenses of ACP Re, Merger Sub and their affiliates in connection with the transactions associated with the merger, up to a maximum of $2 million. Any termination fee payable by the Company after this expense reimbursement will be reduced by the amount of the reimbursement.

Remedies (Page 71)

If ACP Re receives payment of the termination fee or the expense reimbursement described above from the Company, ACP Re’s receipt of that termination fee or expense reimbursement will be the sole and exclusive remedy of ACP Re against the Company.

The parties are entitled to an injunction, specific performance and other equitable relief to prevent breaches of the merger agreement and to enforce specifically the terms of the merger agreement in addition to any other remedy to which they may be entitled at law or in equity.

Market Price of Common Shares (Page 75)

The closing price of the common shares on the NASDAQ on May 7, 2014, the last trading day prior to the public announcement of the amendment, was $1.70 per common share. On             , 2014, the most recent practicable date before this proxy statement was mailed to our shareholders, the closing price of the common shares on the NASDAQ was $         per common share. You are encouraged to obtain current market quotations for our common shares in connection with voting your common shares.

Appraisal Rights (Page 76)

Shareholders who do not vote in favor of the merger agreement and who are not satisfied that they have been offered fair value for their common shares may exercise, within one month after the date of the giving of notice convening the special general meeting (that is, no later than             , 2014), appraisal rights under Bermuda law to have the fair value of their common shares appraised by the court subject to compliance with all of the required procedures, as described in the section entitled “Appraisal Rights” beginning on page 76. Failure to follow exactly the procedures specified under the Companies Act will result in the loss of appraisal rights. Because of the complexity of the Companies Act relating to appraisal rights, if you are considering exercising your appraisal right, we encourage you to seek the advice of your own legal counsel.

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Delisting and Deregistration of Common Shares (Page 81)

If the merger is completed, the Company’s common shares will be delisted from the NASDAQ and deregistered under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. As such, we would no longer file periodic reports with the SEC on account of our common shares.

Litigation Relating to the Merger (Page 54)

On January 14, 2014, a purported shareholder of the Company (Derek Wilson) filed a purported class action complaint against the Company, certain of its current and former officers and directors, ACP Re, Merger Sub, and AmTrust, in the United States District Court for the Southern District of New York, which we refer to as the Wilson Complaint. The Wilson Complaint alleges that the members of the Company’s board of directors breached their fiduciary duties owed to the shareholders of the Company under Bermuda law by approving the Company’s entry into the merger agreement and failing to take steps to maximize the value of the Company to its public shareholders, and that the Company, ACP Re, Merger Sub, and AmTrust aided and abetted such breaches of fiduciary duties. The Wilson Complaint also alleges, among other things, that the proposed transaction undervalues the Company, that the process leading up to the merger agreement was flawed, and that certain provisions of the merger agreement improperly favor ACP Re and discourage competing offers for the Company. The Wilson Complaint further alleges oppressive conduct by the directors against the Company’s shareholders in violation of Bermuda law. The Wilson Complaint seeks, among other things, declaratory and injunctive relief concerning the alleged fiduciary breaches, injunctive relief prohibiting the defendants from consummating the proposed transaction, rescission of the merger agreement to the extent already implemented, and other forms of equitable relief. On February 27, 2014, the same purported shareholder filed an amended complaint alleging, in addition, that the Company and the directors disseminated a materially false and misleading preliminary proxy statement regarding the merger agreement in violation of sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, which we refer to as the Wilson Amended Complaint. On March 3, 2014, another purported shareholder (David Raul) filed a purported class action complaint against the Company, certain of its current and former officers and directors, ACP Re, Merger Sub, and AmTrust, also in the United States District Court for the Southern District of New York, which we refer to as the Raul Complaint. The Raul Complaint alleges that the defendants disseminated a materially false and misleading preliminary proxy statement regarding the merger agreement in violation of sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9. On May 12, 2014, the United States District Court for the Southern District of New York issued an order consolidating the Wilson and Raul actions, which, as so consolidated, we refer to as the Consolidated Federal Action. On May 22, 2014, the Court issued an order appointing Wilson and George Strum, another purported shareholder of the Company, as co-lead plaintiffs in the Consolidated Federal Action and appointing Robbins Arroyo LLP and WeissLaw LLP as co-lead counsel.

On March 24, 2014, two purported shareholders of the Company (Dmitriy Bekkerman and Glenn Austin Wester) filed a purported class action and shareholder derivative complaint against the Company, certain of its current and former officers and directors, and Tower Group, Inc., in the Supreme Court of the State of New York, County of New York, which we refer to as the Bekkerman Complaint. The Bekkerman Complaint alleges, among other things, that the members of the Company’s board of directors breached their fiduciary duties owed to the shareholders of the Company by failing to exercise appropriate oversight over the conduct of the Company’s business, awarding Michael Lee excessive compensation, approving the Company’s entry into the original agreement and plan of merger, failing to take steps to maximize the value of the Company to its public shareholders, and misrepresenting or omitting material information in connection with the proposed transaction, and that the Company and Tower Group, Inc. aided and abetted such breaches of fiduciary duties. The Bekkerman Complaint also alleges, among other things, that Michael Lee was unjustly enriched as a result of the compensation he received while allegedly breaching his fiduciary duties and by selling stock while in the possession of material, adverse, non-public information. The Bekkerman Complaint seeks, among other things, an award of money damages, declaratory and injunctive relief concerning the alleged fiduciary breaches, injunctive relief prohibiting the defendants from consummating the proposed transaction, rescission of the merger agreement to the extent already implemented, and other forms of equitable relief. On May 16, 2014, the defendants removed the Bekkerman action to the United States District Court for the Southern District of New York, and requested that it be designated as related to the Consolidated Federal Action. On June 3, 2014, the United States District Court for the Southern District of New York accepted the designation of the Bekkerman Complaint as related to the Consolidated Federal Action. The defendants believe that each of the foregoing complaints is without merit and intend to defend the actions vigorously.

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CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us, contain statements that, in our opinion, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements containing words such as expect, anticipate, believe, estimate, likely or similar words that are used herein or in other written or oral information conveyed by or on behalf of the Company, are intended to identify forward-looking statements. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future events. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the following factors:

•	the shareholders of the Company may not approve the proposal to approve and adopt the merger agreement and approve the merger;

•	the parties may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger;

•	the parties may be unable to complete the merger because, among other reasons, conditions to the closing of the merger agreement may not be satisfied or waived;

•	developments beyond the parties’ control, including, but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences, adverse weather conditions or natural disasters, health concerns, international, political or military developments and technological developments; or

•	the “risk factors” and other factors referred to in the Company’s annual report on Form 10-K for the year ended December 31, 2013, which we refer to as the 2013 10-K, as filed with the SEC on May 2, 2014, and the Company’s quarterly report on Form 10-Q for the period ended March 31, 2014, which we refer to as the First Quarter Form 10-Q, as filed with the SEC on , 2014, copies of which are attached to this proxy statement as Annex H and Annex I, respectively.

Consequently, all of the forward-looking statements we make in this proxy statement are qualified by the information contained herein, including, but not limited to, (i) the information contained under this heading and (ii) the information contained under the headings “Risk Factors” and “Business” and in our consolidated financial statements and notes thereto included in the 2013 10 K and our quarterly reports on Forms 10-Q and 10-Q/A incorporated by reference herein.

You should carefully consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf.

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PARTIES TO THE MERGER

The Company

Tower Group International, Ltd.

Bermuda Commercial Bank Building, 2nd Floor

19 Par-la-Ville Road

Hamilton, HM 11, Bermuda

+1 441.279.6610

The Company is a Bermuda exempted company headquartered in Hamilton, Bermuda. Through its insurance subsidiaries, Tower offers a broad range of commercial, specialty and personal property and casualty insurance products and services to businesses in various industries and to individuals through the United States. Our common shares are publicly traded on the NASDAQ under the symbol “TWGP.”

ACP Re

ACP Re Limited

PO Box HM 242

Hamilton HM AX, Bermuda

+1 441.297.4620

ACP Re, a Bermuda exempted company, is a Bermuda based reinsurance company.

Merger Sub

London Acquisition Company Limited

c/o ACP Re Limited

PO Box HM 242

Hamilton HM AX, Bermuda

+1 441.297.4620

Merger Sub is a Bermuda exempted company and a wholly owned subsidiary of ACP Re that was formed by ACP Re solely for purposes of entering into the merger agreement and completing the transactions contemplated by the merger agreement. Merger Sub has not engaged in any business except for activities incidental to its formation and as contemplated by the merger agreement. At the effective time of the merger, Merger Sub will merge with and into the Company and will cease to exist, and the Company will continue as the surviving company.

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THE SPECIAL GENERAL MEETING

Time, Place and Purpose of the Special General Meeting

This proxy statement is being furnished to our shareholders as part of the solicitation of proxies by the board of directors for use at the special general meeting to be held on             , 2014, starting at        , local time, at [the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda], or at any adjournment thereof. At the special general meeting, holders of our common shares will consider and vote on the following proposals:

•	to approve and adopt the merger agreement and approve the merger;

•	to approve, on an advisory basis, certain compensatory arrangements between the Company and its named executive officers that are based on or otherwise relate to the merger, as described in this proxy statement;

•	to adjourn the special general meeting to solicit additional proxies if there are insufficient votes at the time of the special general meeting to approve and adopt the merger agreement and approve the merger; and

•	to transact any other business that may properly come before the special general meeting, or any adjournment or postponement of the special general meeting by or at the direction of the board of directors.

Record Date and Quorum

We have fixed the close of business on             , 2014, as the record date for the special general meeting, and only holders of record of our common shares on the record date are entitled to vote at the special general meeting. You are entitled to receive notice of, and to vote at, the special general meeting if you owned common shares at the close of business on the record date. On the record date, there were          common shares issued and entitled to vote. Each common share entitles its holder to one vote on all matters properly brought before the special general meeting.

The presence, in person or by proxy, of two or more persons at the start of the special general meeting and representing in person or by proxy in excess of 50% of the total issued voting shares of the Company throughout the special general meeting constitutes a quorum. Common shares of the Company represented at the special general meeting but not voted, including shares for which a shareholder directs an “abstention” from voting, as well as “broker non-votes” (as described below), will be counted for purposes of establishing a quorum. A quorum is necessary to transact business at the special general meeting. Once a share is represented at the special general meeting, it will be counted for the purpose of determining a quorum at the special general meeting, and any adjournment of the special general meeting. If a new record date is set for the adjourned special general meeting, however, a new quorum will have to be established. If a quorum is not present at the special general meeting, then the meeting shall stand adjourned to the same day one week later, at the same time and place, or to such other day, time or place as the chairman of the meeting may determine. Unless the meeting is adjourned to a specific date, time and place announced at the meeting being adjourned, fresh notice of the resumption of the meeting must be given to each shareholder entitled to attend and vote at the meeting.

Attendance

Only shareholders of record or their duly authorized proxies have the right to attend the special general meeting. To gain admittance, you must present valid photo identification, such as a driver’s license or passport. If your common shares are held through a bank, brokerage firm or other nominee, please bring to the special general meeting a copy of your brokerage statement evidencing your beneficial ownership of common shares and valid photo identification. If you are the representative of a corporate or institutional shareholder, you must present valid photo identification along with proof that you are the representative of such shareholder. Please note that cameras, recording devices and other electronic devices will not be permitted at the special general meeting.

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Vote Required

Approval of the proposal to approve and adopt the merger agreement and approve the merger requires the affirmative vote of the holders of a majority of the votes cast by shareholders present or represented by proxy and voting at the special general meeting at which a quorum is present. For this proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will be counted for determining whether there is a quorum and for purposes of determining the aggregate voting power and number of common shares represented and entitled to vote at the special general meeting, but will not be voted. Because the vote required to approve this proposal is based on a percentage of the votes cast, an abstention will not have the effect of a vote for or against the proposal, but will reduce the number of votes cast and therefore increase the relative influence of those shareholders who do vote.

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the “shareholder of record.” This proxy statement and proxy card have been sent directly to you by the Company.

If your shares are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of common shares held in street name. In that case, this proxy statement has been forwarded to you by your bank, brokerage firm or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee as to how to vote your shares by following their instructions for voting.

Under the rules of the NASDAQ, brokers who hold shares in street name for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approving non-routine matters. The proposal to approve and adopt the merger agreement and approve the merger is considered a non-routine proposal and, as a result, brokers are not empowered to vote common shares absent specific instructions from the beneficial owner of such shares. We generally refer to situations where brokers have not received such specific instructions from the beneficial owners of the common shares as broker non-votes. These broker non-votes will be counted for purposes of determining a quorum at the special general meeting, but will not be voted on the proposal to approve and adopt the merger agreement and approve the merger. Because the vote required to approve the proposal to approve and adopt the merger agreement and approve the merger is based on a percentage of the votes cast, a broker non-vote with respect to such proposals will not have the effect of a vote for or against such proposal, but will reduce the number of votes cast and therefore increase the relative influence of those shareholders who do vote.

Approval of each of the other proposals described in this proxy statement, other than the proposal to adjourn the special general meeting, requires the affirmative vote of a majority of the common shares present or represented by proxy at the special general meeting at which a quorum is present and entitled to vote on that proposal. Approval of the proposal to adjourn the special general meeting requires the affirmative vote of a majority of the common shares present or represented by proxy at the special general meeting, whether or not a quorum is present. You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to any of these proposals. For purposes of any of these proposals, if your common shares are present at the special general meeting but are not voted with respect to such proposal (including in the event of a broker non-vote), or if you have given a proxy and abstained on such proposal, this will have the same effect as if you voted against the proposal. If you fail to submit a proxy or vote in person at the special general meeting, the common shares not voted will have no effect on the proposal, but will reduce the number of votes cast and therefore increase the relative influence of those shareholder voting.

If you are a shareholder of record, you may vote your common shares on matters presented at the special general meeting in any of the following ways:

•	in person—you may attend the special general meeting and cast your vote there;

•	by proxy—shareholders of record have a choice of voting by proxy:

•	over the Internet (the website for submitting your proxy online is on your proxy card);

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•	by using the toll-free telephone number noted on your proxy card; or

•	by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope.

If you are a beneficial owner of our common shares as of the record date, you will receive instructions from your bank, brokerage firm or other nominee that you must follow in order to have your shares voted. Those instructions will identify which of the above choices are available to you in order to have your shares voted. Please note that if you are a beneficial owner and wish to vote in person at the special general meeting, you must have a legal proxy from your bank, brokerage firm or other nominee naming you as the proxy.

The control number located on your proxy card is designed to verify your identity and allow you to vote your common shares, and to confirm that your voting instructions have been properly recorded when submitting your proxy over the Internet or by telephone. Please be aware that if you submit your proxy over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Please refer to the instructions on your proxy or voting instruction card to determine the deadlines for submitting your proxy over the Internet or by telephone. If you choose to vote by mailing a proxy card, your proxy card must be filed with our Corporate Secretary of the Company by the time the special general meeting begins. Please do not send in your share certificates with your proxy card. When the merger is completed, a separate letter of transmittal will be mailed to you that will enable you to receive the merger consideration in exchange for your share certificates.

If you vote by proxy, regardless of the method you choose to submit your proxy, the individuals named on the enclosed proxy card, and each of them, with full power of substitution, or your proxies, will vote your common shares in the way that you indicate. When completing the Internet or telephone voting processes or the proxy card, you may specify whether your common shares of the Company should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the specific proposals to come before the special general meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the common shares represented by your properly signed proxy will be voted “FOR” approval of the proposal to approve and adopt the merger agreement and approve the merger and “FOR” approval of the other proposals described in this proxy statement.

If you have any questions or need assistance voting your shares, please call Georgeson Inc., our proxy solicitor, toll-free at (888) 624-2255 (banks and brokers call collect at             ).

IT IS IMPORTANT THAT YOU VOTE YOUR COMMON SHARES PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL GENERAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET. SHAREHOLDERS WHO ATTEND THE SPECIAL GENERAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

Concurrently with the execution of the original agreement and plan of merger, Michael H. Lee, former Chairman of the Board, President and Chief Executive Officer of the Company, solely in his capacity as a shareholder of the Company, entered into a support agreement with ACP Re pursuant to which he, among other things, (i) agreed to vote his common shares of the Company in favor of the proposal to approve and adopt the merger agreement and approve the merger and of any matter necessary to the consummation of the transactions contemplated thereby, against any competing proposed transaction and against any action, agreement, transaction or proposal that would result in a material breach by the Company of the merger agreement or a failure of any condition to the Company’s obligations thereunder to be satisfied, and (ii) granted ACP Re an irrevocable proxy to vote his shares in accordance with the foregoing. As of             , 2014, the record date for the special general meeting, Mr. Lee was entitled to vote 2,297,926 shares, or approximately 4.0%, of the Company’s issued common shares.

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Proxies and Revocation

Any shareholder of record entitled to vote at the special general meeting may submit a proxy by telephone, over the Internet or by returning the enclosed proxy card in the accompanying prepaid reply envelope, or may vote in person at the special general meeting. If your common shares are held in street name by your bank, broker or other nominee, you should instruct your bank, broker or other nominee how to vote your common shares using the instructions provided by your bank, broker or other nominee. If you fail to submit a proxy or vote in person at the special general meeting, or abstain, or you do not provide your bank, broker or other nominee with instructions, as applicable, your common shares of the Company will not be voted on any proposal to be voted on at the special general meeting.

You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by voting at a later date through any of the methods available to you, by giving written notice of revocation to our Corporate Secretary, which must be filed with our Corporate Secretary before the special general meeting begins, or by attending the special general meeting and voting in person.

Adjournments

In the event that a quorum is not present at the special general meeting, the meeting shall stand adjourned to the same day one week later, at the same time and place, or to such other day, time and place as the chairman of the meeting may determine. In addition, the chairman of the meeting may, with the consent of at least a majority of the shareholders present in person or by proxy, and shall if so directed by shareholders holding a majority of the voting rights of those shareholders present in person or by proxy, whether or not a quorum is present, adjourn the meeting. Unless the meeting is adjourned to a specific date, time and place announced at the meeting being adjourned, fresh notice of the date, time and place for the resumption of the adjourned meeting must be given to the shareholders. If there are not sufficient votes at the time of the special general meeting to approve the proposal to approve and adopt the merger agreement and approve the merger, then the Company’s shareholders may be asked to vote on a proposal to adjourn the special general meeting so as to permit further solicitation of proxies. Any adjournment of the special general meeting for the purpose of soliciting additional proxies will allow the Company’s shareholders who have already sent in their proxies to revoke them at any time prior to their use at the special general meeting as adjourned.

Anticipated Date of Completion of the Merger

We are working toward completing the merger as soon as possible. Assuming timely satisfaction of the closing conditions under the merger agreement, we anticipate that the merger will be completed in the third quarter of 2014. If our shareholders vote to approve and adopt the merger agreement and approve the merger, the merger will become effective as promptly as practicable following the satisfaction or waiver of the other conditions to the merger.

Rights of Shareholders Who Exercise Appraisal Rights

Shareholders who do not vote in favor of the merger agreement, and who are not satisfied that they have been offered fair value for their common shares may exercise, within one month after the date of the giving of notice convening the special general meeting (that is, no later than             , 2014), appraisal rights under Bermuda law to have the fair value of their common shares appraised by the court, subject to compliance with all of the required procedures, as described in the section entitled “Appraisal Rights” beginning on page 76. Failure to follow exactly the procedures specified under the Companies Act will result in the loss of appraisal rights. Because of the complexity of the Companies Act relating to appraisal rights, if you are considering exercising your appraisal right, we encourage you to seek the advice of your own legal counsel.

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It is a condition to the closing of the merger agreement that shareholders owning in excess of 15% of our issued and outstanding share capital shall not have exercised their appraisal rights in connection with the merger under the Companies Act. See “The Merger Agreement—Conditions to the Merger.”

Solicitation of Proxies; Payment of Solicitation Expenses

The Company has engaged Georgeson Inc. to assist in the solicitation of proxies for the special general meeting. The Company estimates that it will pay Georgeson Inc. a fee of approximately $9,500 and reimbursement of certain expenses. The Company will reimburse Georgeson Inc. for reasonable out-of-pocket expenses and will indemnify Georgeson Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company also will reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of common shares of the Company for their expenses in forwarding soliciting materials to beneficial owners of the Company’s common shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Questions and Additional Information

If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call Georgeson Inc., our proxy solicitor, toll-free at (888) 624-2255 (banks and brokers call collect at             ).

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PROPOSAL 1—APPROVAL AND ADOPTION OF THE MERGER AGREEMENT

THE MERGER

This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A. You should read the entire merger agreement carefully as it is the legal document that governs the merger.

The merger agreement provides that Merger Sub will merge with and into the Company. The Company will be the surviving company in the merger and will continue to do business following the merger. As a result of the merger, the Company will cease to be a publicly traded company. You will not own any common shares of the surviving company.

Merger Consideration

In the merger, each issued and outstanding common share of the Company (except for shares owned by the Company, ACP Re, Merger Sub or any other direct or indirect wholly owned subsidiary of ACP Re, and dissenting shares as to which appraisal rights have been properly exercised under the Companies Act) will, at the effective time, be cancelled and converted into the right to receive the merger consideration of $2.50 in cash, without interest, less any applicable withholding taxes.

Background of the Merger

The Company’s board and senior management regularly review, evaluate and consider business alternatives that could enhance shareholder value, including strategic alternatives, financing alternatives and opportunities for growth.

Recently, the Company has experienced significant losses in its business operations and a significant reduction in its capital. Within the major casualty lines of business (Workers’ Compensation, CMP Liability, Other Liability and Commercial Auto Liability), the Company and an independent actuarial firm observed adverse actual versus expected reported loss development for accident years 2008-2011 during the first three quarters of 2013. On August 7, 2013, the Company announced that it was postponing the release of its financial results for the second quarter of 2013 and its Quarterly Report on Form 10-Q for the period ended June 30, 2013, or the Second Quarter 10-Q, which was due to be filed by August 9, 2013, in order to further review its loss reserves, among other matters. On the following day, the Company announced that it had retained an independent actuarial firm to provide a comprehensive review of selected areas of the Company’s loss reserves as of June 30, 2013 and that it would record adverse loss reserve development and potential adjustments to its goodwill and its deferred tax assets. Following this announcement, the Company’s stock price dropped by 24.1% during the August 8 trading day from a closing price of $21.61 per share on August 7 to a closing price of $16.41 per share on August 8 and continued to decline in the following weeks. Prior to presenting its analysis of the Company’s loss reserves on September 23, 2013, the independent actuarial firm retained by the Company conducted its review and provided several updates to management, which in turn updated the audit committee and the full board periodically.

On August 12, 2013, following the Company’s announcements of adverse loss development and the delay in the filing of the Second Quarter 10-Q, A.M. Best Company, or A.M. Best, placed the financial strength rating of A- (Excellent) and issuer credit ratings of “a-” of the insurance subsidiaries of the Company under review with negative implications. A.M. Best indicated that the ratings would remain under review pending further discussions between A.M. Best and the Company’s senior management. On August 15, 2013, the Company received a notification from the NASDAQ Listing Qualifications Department stating that because the Company had not yet filed the Second Quarter 10-Q with the SEC, it was not in compliance with the continued NASDAQ listing requirements.

In response to these developments, the Company began to explore strategic alternatives in August of 2013, including raising capital in the public or private markets and reinsurance transactions, and had initial discussions with investment banks with respect to an engagement to provide advice in the Company’s process of evaluating these strategic alternatives. On September 3 and September 7, 2013, the board had meetings to discuss preliminarily potential strategic alternatives, including prospective capital raising transactions. On September 9, 2013, the board had another meeting where representatives from J.P. Morgan at the request of the board offered their views on the Company’s potential strategic options at that time, including but not limited to public financing, minority investment, operation as a stand-alone company, sale of the Company, business segment sales, and alternative reinsurance and business models.

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The board met in person with representatives from J.P. Morgan in Toronto on September 15, 2013, to discuss the parameters of a potential engagement of J.P. Morgan as the Company’s lead financial adviser. At that meeting, the board also discussed management’s intention to announce a planned release date for its second quarter 2013 financial results. J.P. Morgan was engaged to advise the Company and to assist in exploring strategic transactions. On September 17, 2013, the Company announced that it planned to release its second quarter 2013 financial results during the week of October 7, 2013.

J.P. Morgan initiated discussions with 14 potential private equity investors, who had expressed potential interest in investing in the Company, for a minority investment in the Company to raise capital to help support the Company in maintaining its “A-” financial strength rating from A.M. Best. 10 of these private equity firms had initial meetings with the Company to discuss a minority investment/capital raise transaction, and none of them progressed to definitive transaction terms. In the midst of these discussions, on October 8, 2013, A.M. Best downgraded the Company’s financial strength rating from A- (Excellent) to B++ (Good), which reduced the attractiveness of a minority investment/capital raise transaction to the private equity investors. Over the subsequent weeks, discussions with those private equity investors still interested in the Company continued with the focus shifting away from a capital raise transaction to exploration of a broad set of alternatives, and none of them progressed to definitive transaction terms. J.P. Morgan updated the board on such discussions as well as the possibility of raising capital in the public markets at a meeting on September 20, 2013. At board meetings on September 23, September 25 and September 28, 2013, J.P. Morgan provided further updates and, during the September 23 and September 25 meetings, the board reviewed with senior management the presentation that management would make to A.M. Best at a meeting to be held on September 27, 2013. On September 23, the independent actuarial firm delivered to the Company its analysis of the Company’s loss reserves as of June 30, 2013. Management subsequently evaluated this analysis in light of its internal studies. During this time, in order to reduce its capital requirements and exposure to further adverse loss development, the Company also entered into reinsurance agreements with three reinsurers.

On September 27, 2013, the Company presented information to A.M. Best, including the analysis of the independent actuarial firm, the reinsurance agreements noted above, and a capital raising plan designed to offset the loss of capital from the reserve increase indicated in the analysis of the independent actuarial firm. The board met on September 28, 2013 to discuss the A.M. Best presentation (including A.M. Best’s initial response) and a proposal to establish a special committee of independent directors, which we refer to as the special committee, to manage a review of the Company’s strategic alternatives and report to the board on the status of such efforts. The board of directors applied the standards of the NASDAQ Stock Market in determining whether a director is “independent.” The rules of the NASDAQ Stock Market generally provide that no director qualifies as “independent” unless the board of directors affirmatively determines that such person has no relationship with the Company that, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

On October 1, 2013, the proposed members of the special committee, Jan R. Van Gorder, William W. Fox, Jr. (participating by phone) and Robert S. Smith, together with the independent director Steven W. Schuster, met with the Company’s senior management and representatives from J.P. Morgan to further discuss potential strategic alternatives. As part of the meeting, the directors also met with a financial investor that had discussed a possible $30 million capital investment in the Company with the Company’s management. On October 4, the Company received a confidential letter from A.M. Best informing it that the issuer credit ratings for the Company’s insurance subsidiaries would be downgraded from “a-” to “bbb+” if the Company strengthened its reserves in the magnitude previously indicated to A.M. Best, irrespective of any potential capital raising transaction by the Company.

The board met in person in Toronto on October 5 and 6, 2013 to discuss potential strategic alternatives in light of the expected A.M. Best downgrade and form the special committee, consisting of Messrs. Van Gorder, Fox and Smith. The special committee was appointed to work with management and the investment bankers to evaluate the range of strategic alternatives and report back to the board as frequently as necessary. Mr. Van Gorder was elected chairman of the special committee. The Company also approached BofA Merrill Lynch about an engagement as an additional financial adviser and a representative from BofA Merrill Lynch temporarily joined the meeting to introduce himself and discuss his and BofA Merrill Lynch’s experience and qualifications. During these meetings, the board was advised by J.P. Morgan that a capital raising transaction was unlikely to be successful in light of the expected downgrade by A.M. Best. The board asked J.P. Morgan and BofA Merrill Lynch to begin approaching additional companies regarding a potential strategic transaction, and, given the expected downgrade by A.M. Best and the anticipated difficulties in raising capital, broaden the primary focus of discussions from capital raising to other strategic alternatives, including a potential sale of the Company or some of its assets. As a matter of process, it was decided that J.P. Morgan, acting as lead financial adviser to the Company, would approach additional companies as requested by the board. The board decided to engage BofA Merrill Lynch as an additional financial adviser given its substantial experience in mergers and acquisitions and its experience in the insurance industry, and in order to expand their knowledge of the universe of potential counterparties and achieve the best result possible. On a parallel track, the board asked management to develop a stand-alone plan for the Company taking into account the expected ratings downgrade, noting that such a stand-alone plan could include the exploration of a Managing General Agent agreement, or MGA agreement, under which a third party would be engaged to perform underwriting and other management services, and the possible sale of certain of the Company’s insurance subsidiaries. The board asked Mr. Lee to focus on this stand-alone plan and determined that he should not participate in the evaluation of strategic transactions to the extent that they might involve potential, actual or

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perceived conflicts of interest. The board also discussed the Company’s outstanding debt, particularly (i) the $70 million outstanding under the Company’s credit facility with Bank of America, N.A. and other lenders, which we refer to as the Credit Facility, and (ii) the $150 million outstanding on the Company’s 5.00% Convertible Senior Notes due September 2014, which we refer to as the Convertible Notes. The board discussed the need for the Company to repay the Credit Facility and the Convertible Notes, each of which would mature within the next 12 months. Additionally, the board reviewed a commitment letter the Company had received from the financial investor interested in a potential capital investment in the Company of $30 million. After reviewing the letter, the board suggested changes thereto and authorized management to proceed with a potential capital investment by the financial investor subject to such suggested changes. In addition, the board discussed with the independent actuarial firm and management their views on the Company’s loss reserves as of June 30, 2013 and determined to announce the expected reserve increase on October 7.

On October 7, 2013, the Company announced that it expected to increase its loss reserves by approximately $365 million, primarily for accident years 2009 through 2011 in commercial insurance lines of business, including workers’ compensation, commercial multi-peril, commercial auto and other liability lines. In addition, the Company announced that it expected to report a non-cash goodwill impairment charge of approximately $215 million for the second quarter of 2013, which represented all goodwill associated with the commercial and specialty and reinsurance segments. The Company also disclosed that the board was reviewing a range of strategic options with J.P. Morgan.

The Company experienced ratings downgrades immediately following this announcement. On October 7, 2013, Fitch Ratings downgraded the Company’s issuer default rating from “BBB” to “B” and the Company’s operating subsidiaries’ insurer financial strength ratings from “A-” to “BB”. On October 8, 2013, A.M. Best downgraded the financial strength rating from A- (Excellent) to B++ (Good), and issuer credit ratings from “a-” to “bbb”, for the Company’s insurance subsidiaries. The Company was assigned an issuer credit rating of “bb”. The issuer credit rating and debt rating for the Convertible Notes were also downgraded by A.M. Best from “bbb-” to “bb”. The Company and its subsidiaries remained under review with negative implications. The Company’s share price decreased by 40.8% on the October 8 trading day from a closing price of $7.41 per share on October 7, 2013 to a closing price of $4.39 per share on October 8, 2013.

During October and November of 2013, the special committee met multiple times with the Company’s financial advisers to discuss their approach to, and preliminary discussions with, potential counterparties to a strategic transaction. During October 2013, discussions with several of the initial 14 potential private equity investors in the Company continued and J.P. Morgan reached out to 5 additional potential financial counterparties and 71 potential strategic counterparties regarding a strategic transaction. The special committee also met several times with the Company’s senior management to discuss management’s proposed stand-alone plan for the Company. As part of such proposed stand-alone plan, the Company’s senior management negotiated and the Company received from AmTrust, a non-binding letter of intent, dated October 31, 2013, for (i) the sale of two of the Company’s insurance subsidiaries in exchange for cash consideration of $50 million, (ii) a $100 million preferred stock investment in the Company by AmTrust (at a conversion price of $6.25 per share of Company common stock) and (iii) an MGA agreement between the Company and the two sold subsidiaries pursuant to which the sold subsidiaries would exclusively write business produced by the Company. At that time and in subsequent weeks, management discussed and negotiated similar transactions with other insurance companies, including an insurance company referred to herein as MGA Partner A. Management also explored several cost-cutting alternatives.

Also during October of 2013, in order to improve the Company’s liquidity position, and specifically to enable the Company to repay the $70 million outstanding under the Credit Facility, which was due May 30, 2014, management began discussions with Bregal Capital LLP, or Bregal, the majority owner of Canopius Group Limited, or Canopius, regarding the sale of the Company’s 10.7% stake in Canopius, and continued negotiations of definitive agreements with the financial investor who had provided a commitment letter for a capital investment in the Company of $30 million. The negotiations with the financial investor stalled when, at the end of October 2013, the investor informed the Company that it would not make an investment in the Company before the Company filed the Second Quarter 10-Q and provided representations regarding draft financial statements for the third quarter of 2013.

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From November 5 to November 7, 2013, the board met in person in Bermuda to discuss expense control measures, management’s proposed stand-alone plan and the Company’s strategic alternatives as well as the filing of the Second Quarter 10-Q and a restatement of previously filed financial statements to the extent required. In light of the recent pressure on the Company’s business, the board approved an expense control initiative that would include a significant reduction in the Company’s workforce. Following the board meeting, on November 8, 2013, the special committee met several more times with management and representatives from J.P. Morgan to discuss the development of management’s stand-alone plan and the status of discussions with companies interested in a potential strategic transaction with the Company.

On November 14, 2013, the Company announced its decision to restate its audited annual consolidated financial statements for the years ended December 31, 2011 and 2012 in light of the previously announced reserve increases. As part of the announcement, the Company also stated that there was substantial doubt about its ability to continue as a going concern, primarily due to (i) the losses of the Company and general reduction in statutory surplus of the Company’s insurance subsidiaries suffered in 2013 and the fact that Tower Re, one the Company’s two Bermuda-based reinsurers, had capital and surplus levels that did not meet the minimum capital and surplus requirements of the Bermuda Monetary Authority as of June 30, 2013 and (ii) the absence of an executable plan to repay or refinance the Company’s outstanding debt obligations, including the Credit Facility under which $70 million was scheduled to mature in May of 2014, and the Convertible Notes that had $150 million scheduled to mature in September of 2014.

Also on November 14, 2013, the Company received another notification from the NASDAQ Listing Qualifications Department regarding the Company’s non-compliance with the continued NASDAQ listing requirements, this time due to its failure to timely file its Quarterly Report on Form 10-Q for the third quarter of 2013 with the SEC.

J.P. Morgan requested bids to be submitted by November 20, 2013. During the week of November 18, 2013, J.P. Morgan received five non-binding preliminary proposals for an acquisition of the whole Company, or of certain Company assets, for cash consideration. The proposals included two non-binding preliminary proposals for an acquisition of the whole Company, with Bidder A submitting a proposal with a price range between $3.92 and $4.79 per share and Bidder B submitting a proposal for approximately $2.50 per share. Bidder B’s proposal did not ascribe value to the Company’s personal lines business, thereby allowing the Company to pursue a separate sale of that business.

Two non-binding proposals were made solely for certain of the Company’s insurance subsidiaries, including one by Bidder B as an alternative to its whole Company proposal for an acquisition of all of the Company’s insurance subsidiaries for $276 million. Bidder C offered net proceeds of approximately $190 million for 80% of Tower Re and an 80% stake in all of Tower Group Inc.’s subsidiaries, including its stake in Canopius. J.P. Morgan received one non-binding proposal for the sale of a portion of the Company’s personal lines business, with Bidder D proposing a price range of $50 to $70 million for such business. Unlike the two proposals made for an acquisition of the whole Company, proposals for certain of the Company’s insurance subsidiaries and for a portion of the Company’s personal lines business contemplated the retention of debt obligations, including under the Credit Facility and the Convertible Notes, and other significant liabilities by the Company, which would continue to operate as a public stand-alone company.

On November 22, 2013, the Company announced its results of operations for the second quarter ended June 30, 2013. This announcement also referenced an expense control initiative implemented by the Company, pursuant to which the Company stated that it planned a workforce reduction affecting approximately 10% of its total employee population of approximately 1,400. Also on November 22, the special committee met with J.P. Morgan to discuss the five preliminary non-binding proposals for a strategic transaction with the Company received earlier that week and on November 25, 2013, all the independent directors of the board reviewed such proposals with J.P. Morgan and BofA Merrill Lynch. As part of such meeting, management briefed the board on the latest developments with respect to management’s proposed stand-alone plan for the Company. On November 25, 2013, the Company also received a preliminary non-binding proposal from another company, Bidder E, to acquire four of the Company’s insurance subsidiaries, Tower Reinsurance, Ltd., CastlePoint Reinsurance Company, Ltd., Hermitage Insurance Company and CastlePoint Insurance Company, for a purchase price of $165 million. Bidder E’s proposal also contemplated the retention of debt obligations and other significant liabilities by the Company.

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On November 26, 2013, the Company filed the Second Quarter 10-Q, along with amendments to its Quarterly Report on Form 10-Q for the period ended March 31, 2013 and Annual Report on Form 10-K for the period ended December 31, 2012.

Since the ratings downgrade in early October 2013, the Company had experienced a decrease in the amount of premiums its insurance subsidiaries were writing, particularly in its commercial lines business. The going concern qualification first disclosed on November 14 (and subsequently reflected in the Company’s SEC filings) contributed further to this decline, according to feedback the Company received from customers. Following such disclosures, management also noticed increased attention from several state regulatory agencies with jurisdiction over the Company’s insurance subsidiaries, including insurance regulatory authorities in Bermuda, Maine, Massachusetts and New York. These regulators expressed concern about the declining ratings of the Company’s insurance subsidiaries, their financial condition and their inability to file financial information on a timely basis. On November 26, 2013, the Massachusetts Division of Insurance, or the Massachusetts Division, and the Company agreed to certain restrictions on the operations of the Company’s two Massachusetts-domiciled insurance subsidiaries. The Company agreed to cause the subsidiaries to provide the Massachusetts Division with increased information with regard to their business, operations and financial condition, to limit payments and transactions outside the ordinary course of business and not to make material changes in their management. In late November, management also began to discuss with the independent actuarial firm whether further reserve increases could become necessary for the third quarter of 2013.

On November 28, 2013, during discussions of a strategic partnership to be proposed as part of management’s stand-alone plan for the Company, Barry Zyskind, Chief Executive Officer of AmTrust, indicated to Mr. Lee, and in separate conversations with representatives of J.P. Morgan around that time, that AmTrust would be interested in an acquisition of the whole Company. Both Mr. Lee and J.P. Morgan responded that, while they couldn’t speak for the board, it was their sense that the board would consider a proposal at an appropriate and fair price. The special committee met on December 1, 2013 to discuss the preliminary information J.P. Morgan had with respect to AmTrust’s forthcoming proposal at that time. On December 2, 2013, AmTrust submitted a draft letter of intent, which we refer to as the AmTrust LOI, to J.P. Morgan reflecting a non-binding proposal for an acquisition of the whole Company at $5.50 per share in cash. The proposal indicated that it was conditioned upon the continued employment of Mr. Lee and other senior executives among other things.

The board convened on December 3, 2013 to discuss potential next steps in discussions with AmTrust and other companies interested in a potential strategic transaction with the Company, including the delivery of a draft merger agreement to AmTrust and such other companies, as well as management’s stand-alone plan. As a result of AmTrust’s indication that its proposal was predicated on Mr. Lee’s continued employment, the board decided that neither Mr. Lee nor any other member of the Company’s senior management should participate in any discussions with AmTrust with respect to its proposal or the terms of any future employment by AmTrust unless authorized by the board, and then only under the supervision of J.P. Morgan or counsel. Later that day, a draft merger agreement prepared by Willkie Farr & Gallagher LLP, or Willkie, counsel to the Company, was distributed by J.P. Morgan to AmTrust and Bidder B. On December 3, 2013, Bidder A declined to move forward with its proposal, citing the significant costs and time required for comprehensive due diligence as well as its inability to be competitive on timing relative to other bidders. Bidder C’s bid was not pursued further due to the execution risk embedded in the proposed structure and the board’s concerns about leaving behind a holding company with remaining debt and other liabilities but stripped of its core operating assets. After discussion of the matter with the board and at the direction of the board, J.P. Morgan suggested to Bidder B and Bidder D that they partner on a revised proposal for the whole Company since Bidder B’s proposal, unlike Bidder D’s, did not ascribe value to the Company’s personal lines business. Bidder E was not interested in an acquisition of the whole Company but remained interested in a transaction along the lines of its proposal if the board decided not to pursue a whole Company transaction.

On December 4, 2013, the special committee met to further discuss AmTrust’s proposal and next steps in facilitating AmTrust’s due diligence investigation. During the course of the following week, AmTrust conducted several due diligence sessions with representatives from the Company and J.P. Morgan. Following discussions with J.P. Morgan, AmTrust provided a revised AmTrust LOI reflecting its proposal on December 5, 2013, which expressly permitted the Company to consummate the sale of its stake in Canopius to an investment fund managed by Bregal, the majority owner of Canopius, subject to certain restrictions.

The board met in person in Toronto on December 6 and 7, 2013 and approved the sale of the Canopius stake and entry into the non-binding AmTrust LOI. During the meeting, J.P. Morgan received issues lists regarding the merger agreement it had sent to AmTrust and Bidder B from Kramer Levin Naftalis & Frankel LLP, or Kramer Levin, counsel to AmTrust, and from counsel to Bidder B, respectively. The board discussed the issues lists with representatives from Willkie and Sullivan & Cromwell LLP, or S&C, counsel to the independent directors. The special committee convened on December 8, 2013 to discuss the status of the sale of the Canopius stake and discussions with AmTrust, and determined that it was necessary for Mr. Lee to participate in certain aspects of the ongoing due diligence investigation of the Company’s business by AmTrust, but that, in light of the fact that AmTrust’s non-binding proposal for a strategic transaction was conditioned on the continued employment of Mr. Lee, Mr. Lee should be accompanied by representatives from J.P. Morgan or S&C in such meetings. Kramer

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Levin provided a revised version of the merger agreement to Willkie on December 10, 2013. The special committee met on December 10, December 11 and December 12, 2013 to discuss the ongoing due diligence work performed by, and discussions held by J.P. Morgan with, AmTrust as well as the revisions to the merger agreement proposed by Kramer Levin.

On December 12, 2013, shortly after a due diligence discussion between representatives from AmTrust and representatives of the Company’s management and audit committee, Adam Karkowsky, Senior Vice President, Strategic Development, Mergers and Acquisitions at AmTrust, advised Mr. Lee and J.P. Morgan in separate phone calls that AmTrust was withdrawing its non-binding proposal for an acquisition of the Company at $5.50 per share. The Company was subsequently informed by AmTrust that it withdrew its offer on December 12, 2013 due to its concerns regarding the Company’s ability to timely file reports with the SEC. AmTrust also subsequently advised the Company that AmTrust was concerned about the reasons it believed contributed to the Company’s inability to timely file such reports. According to AmTrust, these reasons included public disclosures made by the Company relating to (i) the determination to restate its audited consolidated financial statements as of and for the years ended December 31, 2011 and 2012, (ii) uncertainty regarding the Company’s loss reserves and (iii) the Company’s management’s concerns that material weaknesses exist in the Company’s internal controls over financial reporting. AmTrust has advised the Company that these issues caused AmTrust to be concerned about its own ability to timely file reports with the SEC following the closing of any acquisition of the Company. The special committee, with other directors, management and the Company’s advisers participating at the invitation of the special committee, met in the afternoon of December 12, 2013 to discuss, among other issues, the withdrawal of AmTrust’s bid and the status of the proposal from Bidder B. Over the course of the ensuing days and with the assistance of the Company’s advisers, management increased its focus on a stand-alone plan for the Company, and the special committee convened on December 13 and 17, 2013 to discuss the status of management’s discussions with companies interested in a strategic partnership, including Bidder E. During this time, the Company also received additional requests from state regulatory agencies regarding certain of the Company’s insurance subsidiaries. On December 13, 2013, the Maine Bureau of Insurance entered an order imposing increased reporting obligations on the Company’s Maine-domiciled insurance subsidiaries and restrictions on payments and transfers of assets by these subsidiaries outside the ordinary course of business. On December 16, 2013, the New York State Department of Financial Services issued an order covering seven of the Company’s insurance subsidiaries, which subjected them to heightened regulatory oversight and limited payments and transactions outside the ordinary course of business and material changes in the insurance subsidiaries’ management. Finally, on December 17, 2013, the Bermuda Monetary Authority, or BMA, issued directives with respect to two of the Company’s Bermuda-domiciled insurance subsidiaries, subjecting them to increased regulatory oversight and requiring the prior written approval of the BMA prior to taking a specified list of actions, including paying dividends and making equity investments, amending existing reinsurance contracts and taking certain actions with respect to their investment portfolios.

As part of its focus on the stand-alone plan, the Company intensified discussions to enter into an MGA agreement with a prospective partner with the goal of allowing the Company to continue writing insurance policies in ratings-sensitive businesses despite its insurance subsidiaries’ A.M. Best ratings of less than “A-”. The envisioned MGA agreement would allow the Company to write such business in cooperation with a higher-rated strategic partner. On December 13, 2013, the Company contacted AmTrust to ask whether it had any potential interest in entering into an MGA agreement with the Company. In response, on December 13, 2013, AmTrust indicated it would be interested in pursuing an MGA agreement. At that point, negotiations with MGA Partner A over a MGA agreement had stalled over MGA Partner A’s request to receive warrants for the Company’s capital stock (without making any initial capital investment) and a purchase option for the Company’s subsidiaries that would be subject to the strategic partnership contemplated by the MGA agreement upon certain events. Also on that day, the Company consummated the sale of its 10.7% stake in Canopius to an investment fund managed by Bregal. In consideration for its stake in Canopius, the Company received a cash payment of $69.7 million and the right to a potential future payment if shares representing a majority of the voting power of Canopius were sold or transferred within six months after the date of the purchase agreement between the Company and Bregal. Using the proceeds from the sale, the Company repaid the $70 million outstanding under the Credit Facility, due May 30, 2014, and terminated the Credit Facility. On December 17, 2013, the Company announced the sale of its Canopius stake and repayment and termination of the Credit Facility and also announced that it anticipated increasing its loss reserves in the third quarter of 2013 in an amount between $75 million and $105 million. Following this announcement, the Company’s stock price dropped by 30.3% during the December 18, 2013 trading day from a closing price of $3.93 per share on December 17, 2013 to a closing price of $2.74 per share on December 18, 2013.

The special committee convened on December 18, 2013, to discuss the status of negotiations of an MGA agreement with AmTrust. Also on December 18, AmTrust delivered a letter of intent reflecting its proposal for an MGA agreement to the Company. The board met on December 19, 2013 to, among other things, discuss recent communications with insurance regulators regarding certain of the Company’s insurance subsidiaries and approve the entry into an MGA agreement with AmTrust, subject to satisfactory negotiations of the remaining open points.

On December 20, 2013, A.M. Best lowered the financial strength rating from “B++” (Good) to “B” (Fair), and the issuer credit ratings from “bbb” to “bb”, for the Company’s insurance subsidiaries. The Company’s issuer credit rating was downgraded from “bb” to “b-”. The issuer credit rating and debt rating for the Convertible Notes were also downgraded from “bb” to “b-”. The ratings remained under review with negative implications. These latest downgrades further limited the ability of the Company to write and renew existing businesses. In light of these downgrades, management anticipated that without a strategic transaction or partnership, most, if not all, of its commercial lines business would be lost, and that keeping and renewing even its less ratings sensitive personal lines, reciprocals and assumed reinsurance businesses would become very challenging.

Also on December 20, 2013, Mr. Lee received a phone call from a representative from AmTrust indicating that AmTrust was working on a revised proposal that would involve the purchase of the Company’s renewal rights

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and possibly some or all of the Company’s other assets. Later that day, the board met to discuss the A.M. Best downgrade as well as the status of discussions with AmTrust regarding the proposed MGA agreement and a possible revised bid and discussions with Bidder B. J.P. Morgan reported that Bidder B was preparing a revised proposal for an acquisition of the Company and that J.P. Morgan had recently received an expression of interest in an acquisition of the Company by another party. Such party had previously been approached by J.P. Morgan and indicated that it was not interested in a strategic transaction. J.P. Morgan further reported that such party had conducted significantly less due diligence on the Company’s business and operations and that it was unlikely to be able to enter into a definitive acquisition agreement as quickly as AmTrust or Bidder B. Such party also indicated in its recent indication of interest to J.P. Morgan that it would not participate in a competitive bidding process. In light of the expected proposals from AmTrust and Bidder B, the uncertainty around such additional party’s early stage indication of interest and the board’s view that prompt entry into a definitive agreement was necessary due to the challenges the Company’s business was facing, the board decided not to proceed with discussions with such party.

On December 22, 2013, the board met to discuss the MGA agreement with AmTrust. The board discussed the possibility that the MGA agreement could impede a prospective strategic transaction to sell the Company or some of its assets. Representatives of the special committee met later that day with representatives of AmTrust to discuss the remaining open points with respect to the MGA agreement and, subsequently, AmTrust’s desire to proceed with the purchase of the Company’s renewal rights instead.

On December 23, 2013, several directors of the Company, management, J.P. Morgan and the Company’s legal advisers had multiple discussions with representatives from AmTrust. During these discussions, AmTrust advised that it no longer felt that it could pursue an MGA agreement with the Company and would proceed only with a proposal to acquire the Company’s renewal rights due to AmTrust’s belief that an MGA agreement would not preserve as much of the Company’s business as AmTrust desired.

Later on December 23, 2013, Bidder B provided a revised non-binding proposal to J.P. Morgan along with a revised draft merger agreement. The revised proposal reflected a joint bid with Bidder D and provided for consideration of $50 million in cash or Bidder B stock, at the Company’s election, along with contingent value rights, or CVRs, for up to $80 million. The value of the CVRs would be determined prior to March 31, 2017, and would be based on (i) changes to the projected loss reserves of the Company’s subsidiaries between September 30, 2013, and December 31, 2016, and (ii) the total amount paid (and not recovered or reimbursed through third party insurance) by the Company and any of its subsidiaries with respect to any shareholder litigation, regulatory investigation and civil or criminal proceeding.

The board met on December 24, 2013, to receive an update from J.P. Morgan regarding J.P. Morgan’s discussions with AmTrust the previous night and the revised bid from Bidder B. AmTrust had reiterated its desire to proceed only with a purchase of the Company’s renewal rights, and expressed that it would only pursue such a transaction if it could be accomplished as soon as possible in light of the risk that the Company’s renewal business would rapidly deteriorate. The board discussed the feasibility of completing such a transaction on an accelerated timeline, including the timing of approaching the applicable regulators, and the need to coordinate the sale of the Company’s renewal rights and related assets, as well as the transfer of employees, to AmTrust, with a potential sale of the Company to Bidder B.

J.P. Morgan then discussed Bidder B’s revised bid with the board. J.P. Morgan noted that Bidder B’s revised bid of $50 million in cash or stock along with CVRs for up to $80 million was due to its concerns regarding the Company’s potential additional reserve increases and pending litigation. The board concluded that, while the bid was low, at the time it was the only actionable proposal that would provide value to shareholders, protect the Company’s policyholders and provide for the repayment or assumption of the Company’s indebtedness. Accordingly, the board instructed J.P. Morgan to attempt to obtain a higher offer from Bidder B and determined that while negotiations with Bidder B were ongoing, the Company should primarily focus on the completion of a renewal rights transaction with AmTrust in a manner that would not impair a possible transaction with Bidder B. Upon the request of the board, J.P. Morgan then summarized the status of negotiations with the other parties who had submitted non-binding proposals for a strategic transaction with the Company and discussed the feasibility of these other proposals. In particular, J.P. Morgan noted that these other bidders likely would not develop into credible or feasible alternatives, as one bidder had performed limited diligence on the Company, despite the availability of diligence materials, and two other bidders had consistently expressed the view that they did not have any interest in purchasing the entire Company. The board instructed J.P. Morgan to continue engaging with all parties who had expressed interest in entering into a strategic transaction with the Company.

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Also on December 24, 2013, Demotech, Inc. withdrew its financial stability rating of the Company’s insurance subsidiaries. Management advised the board that such withdrawal would further limit the Company’s insurance subsidiaries’ ability to write new business.

The special committee convened on December 26, 2013, to receive an update from S&C, Willkie and J.P. Morgan regarding discussions with AmTrust, during which AmTrust had proposed that the agreement to purchase the Company’s renewal rights include a ninety-day option to purchase assets of the Company that it determined as necessary for the transaction, without any additional consideration to be paid to the Company. AmTrust also indicated that due to its growing concern around the continuing deterioration of the business of the Company, it viewed the following Monday, December 30, 2013, as the deadline for negotiating a final agreement and obtaining regulatory approval. The special committee noted that the Monday deadline might not be feasible, and asked J.P. Morgan to provide an update on the status of discussions with other bidders. J.P. Morgan informed the special committee that it had received a proposed letter of intent from MGA Partner A, indicating its willingness to enter into an MGA agreement for certain of the Company’s commercial lines businesses on a very prompt basis. During this time, the Company and its advisers continued discussions with Bidder B and its advisers in an attempt to obtain a higher offer from Bidder B.

The board met on December 27, 2013 to discuss recent communications with insurance regulators regarding certain of the Company’s insurance subsidiaries and to receive an update from J.P. Morgan on its discussions with AmTrust and Bidder B, as well as its discussions with MGA Partner A in response to such company’s recent letter of intent.

On December 28, 2013, the independent actuarial firm delivered to the Company its analysis of the Company’s loss reserves as of September 30, 2013 indicating that the Company’s loss reserves as of such date should be increased by $101 million.

On December 29, 2013, the board met to receive an update from J.P. Morgan on discussions with AmTrust, during which AmTrust had communicated that it intended to withdraw its existing proposal with immediate effect and that instead its affiliate, ACP Re, proposed to acquire the entire Company at a price of $3.00 per share. The proposal included a guarantee from the Karfunkel Trust and reinsurance agreements with AmTrust and NGHC, also an affiliate of ACP Re, as well as cut-through endorsements for most of the Company’s new business. The board requested that J.P. Morgan and management obtain more information about ACP Re, and to continue their discussions with Bidder B as well. Later on December 29, 2013, AmTrust and ACP Re sent a draft letter of intent reflecting this proposal to Willkie.

On the afternoon of December 30, 2013, Willkie and management sent a revised draft to ACP Re of the draft merger agreement that had been received by the Company from AmTrust on December 10, 2013, and a revised draft of a merger agreement to Bidder B that had been received by the Company from Bidder B on December 23, 2013. Later that evening, Willkie and management participated in negotiations with ACP Re. ACP Re informed the Company’s representatives that it no longer required the continued employment of Mr. Lee or any other senior executive as a condition to the merger because it was no longer necessary to the continued operation of the Company as ACP Re intended. In light of this information and the fact that negotiations with ACP Re were progressing quickly, the members of the special committee determined that it was appropriate for the whole board to participate in all meetings of the directors regarding ACP Re’s proposal going forward. Accordingly, the special committee did not have any further meetings separate from the other board members. Bidder B never withdrew its offer. While the Company’s financial advisers never discussed the specific details of Bidder B’s offer with ACP Re, ACP Re was aware of the existence of Bidder B’s offer.

On December 31, 2013, the board convened to receive an update from Willkie on the negotiations of the revised draft of the merger agreement sent to ACP Re. Willkie discussed with the board the outstanding open issues in the revised draft of the merger agreement with ACP Re, including deal protection provisions and closing conditions. In addition, management noted that certain producers and agents had communicated to management their intention to cancel their existing business with the Company, due to the continuing deterioration of the Company’s business and ratings. Willkie noted that ACP Re had indicated their intention to provide comments to the Company’s revised draft of the merger agreement later that evening, and that they would participate in discussions with ACP Re shortly thereafter.

The Company received a revised draft of the merger agreement from ACP Re on the evening of December 31, 2013 and Willkie participated in related negotiations on January 1, 2014. The board met on the evening of January 1, 2014, to receive an update from Willkie on the revised draft of the merger agreement from ACP Re and

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Willkie’s discussions with ACP Re. Willkie discussed with the board the outstanding open issues, including closing conditions, deal protection provisions, the break-up fee, indemnification of directors and officers, the guarantee to be provided by the controlling shareholder of ACP Re, reinsurance agreements with AmTrust and NGHC and proposed covenants requiring the Company to submit certain filings with the SEC and to hold a special general meeting of its shareholders by a specified date. After such discussion, the board requested that Willkie conduct further negotiations around these open issues with AmTrust, NGHC and ACP Re. Based on this discussion with the board and subsequent discussions with AmTrust, NGHC and ACP Re, Willkie circulated a revised draft of the merger agreement to ACP Re in the morning of January 2, 2014. Later that afternoon, the Company received comments on the revised draft of the merger agreement from ACP Re. The board convened that evening to discuss the results of due diligence performed by the Company and its legal advisers with respect to the controlling shareholder of ACP Re, the status of negotiations of the merger with ACP Re and reinsurance agreements with AmTrust and NGHC and the timing and process required for regulatory approval of the proposed transaction.

Also on January 2, 2014, Fitch Ratings downgraded the Company’s issuer default rating from “B” to “CC” and the Company’s operating subsidiaries’ insurer financial strength ratings from “BB” to “B”.

On January 3, 2014, the board convened to consider the terms of the proposed merger agreement and related documentation. Representatives from S&C and Conyers Dill & Pearman, the Company’s Bermuda counsel, led the board in a discussion regarding their fiduciary duties, especially with respect to a change of control transaction. Afterwards, representatives from Willkie reviewed with the board the material terms of the merger agreement and related documentation reflecting the negotiation thereof, including deal protection provisions, director and officer indemnification, closing conditions, and covenants of the Company. As part of this review, Willkie described final changes to the merger agreement made in response to the board’s feedback at earlier meetings, including an increase in the scope of ACP Re’s commitments to obtain regulatory approvals and a clarification that any adverse developments resulting from the reinsurance agreements with AmTrust and NGHC would not be taken into account in determining whether there had been a material adverse effect on the Company. Mr. Hitselberger then led the board in a discussion of the stand-alone projections of the Company, noting in particular the continuing deterioration of the Company’s business. Thereafter, J.P. Morgan and BofA Merrill Lynch reviewed with the board their respective financial analyses of the merger consideration and delivered their respective oral opinions, each subsequently confirmed by delivery of a written opinion, dated January 3, 2014, to the effect that, as of that date and based on and subject to various assumptions and limitations set forth in their respective opinions, the merger consideration contemplated by the original agreement and plan of merger to be paid to the Company’s shareholders (other than ACP Re and its affiliates), was fair, from a financial point of view, to such shareholders. After the delivery of the opinions, the board unanimously (i) declared advisable the original agreement and plan of merger and the statutory merger agreement, (ii) determined that the terms of the original agreement and plan of merger and the statutory merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of the Company and (iii) approved, authorized and recommended that the shareholders of the Company approve and adopt the original agreement and plan of merger and the statutory merger agreement.

Late in the afternoon on January 3, 2014, the Company, ACP Re and Merger Sub executed and delivered the original agreement and plan of merger.

Between January 2, 2014 and April 23, 2014, representatives of the Company had communications with representatives of ACP Re as contemplated by the covenants in the merger agreement relating to access to information and operational matters. During that time, representatives of the Company provided representatives of ACP Re with updates regarding the Company’s progress in preparing the 2013 10-K and the completion of the Company’s audited consolidated financial statements as of and for the year ended December 31, 2013, which were required to be included in the 2013 10-K.

On April 23, 2014, William W. Fox, Jr., who has served as the Company’s President and Chief Executive Officer since February 14, 2014, met with Adam Karkowsky and Barry Zyskind at AmTrust’s offices to discuss the upcoming filing of the 2013 10-K and the decline in the Company’s book value and tangible book value that would be reflected in such audited consolidated financial statements. Michael Karfunkel, the chairman of the board of directors of ACP Re whose affiliated Michael Karfunkel 2005 Grantor Retained Annuity Trust executed the guaranty in connection with the merger, was also present at that meeting. During the meeting, Mr. Zyskind asserted that, based on the information that was expected to be disclosed in the 2013 10-K, ACP Re believed that the Company would be unable to satisfy all of the conditions to ACP Re’s obligation to consummate the merger under the original agreement and plan of merger. Mr. Zyskind proposed that the Company, ACP Re and Merger Sub amend the original agreement and plan of merger to reduce the merger consideration from the $3.00 per share that was contemplated by the original agreement and plan of merger to an unspecified lower amount that was more reflective of the Company’s reduced financial condition.

                On April 28, 2014, Mr. Fox informed Mr. Karkowsky that the Company would not agree to reduce the merger consideration from the $3.00 per share contemplated by the original agreement and plan of merger. Also on April 28, 2014, Mr. Fox met with Messrs. Zyskind and Karfunkel. At that meeting, Messrs. Zyskind and Karfunkel proposed that the merger consideration be reduced to a level that would cause the aggregate merger consideration to equal the Company’s consolidated book value as of December 31, 2013. Mr. Fox advised Messrs. Zyskind and Karfunkel that the board would not consider such a proposal and that the Company would not provide any specific counter-offer for a lower per share merger consideration than that reflected in the original agreement and plan of merger. Messrs. Zyskind and Karfunkel continued to indicate that, in order for ACP Re to consummate the merger notwithstanding the deteriorating financial condition of the Company and ACP Re’s expectation that the Company would fail to satisfy all of the conditions to ACP Re’s obligation to consummate the merger under the original agreement and plan of merger, ACP Re would require a reduction of the merger consideration to a range of $2.25 to $2.75 per share. Mr. Fox informed Messrs. Zyskind and Karfunkel that ACP Re would need to make a firm proposal before the board would consider it.

On May 2, 2014, the Company filed the 2013 10-K. Later on May 2, 2014, Mr. Fox received a phone call from Mr. Karfunkel on behalf of ACP Re. Mr. Karfunkel advised Mr. Fox that, based on the information disclosed in the 2013 10-K, ACP Re believed that the Company would be unable to satisfy the conditions to ACP Re’s obligation to complete the merger under the original agreement and plan of merger, but that ACP Re was willing to complete the merger if the original agreement and plan of merger were amended to provide for a lower merger consideration of $2.50 per share. Mr. Fox advised Mr. Karfunkel that he would present this proposal to the board. The board convened later in the evening on May 2, 2014 to discuss ACP Re’s proposal, and decided that, if the Company were to agree to any reduction in the merger consideration, the reduction should be accompanied by modifications of certain closing conditions in the original agreement and plan of merger. The board agreed to meet again on May 3, 2014 to discuss ACP Re’s proposal.

On May 3, 2014, the board convened to discuss ACP Re’s proposal to amend the original agreement and plan of merger. Representatives of J.P. Morgan, BofA Merrill Lynch and Willkie also participated in the meeting. Willkie discussed with the board the closing conditions and termination rights in the original agreement and plan of merger, and J.P. Morgan and BofA Merrill Lynch discussed with the board the possible process with ACP Re and alternatives to a transaction with ACP Re. The board asked the Company’s senior management team to review the Company’s representations, warranties and covenants in, and the conditions to ACP Re’s obligation to consummate the merger under, the original agreement and plan of merger and advise the board at its next meeting, which was scheduled for May 4, 2014, as to management’s view of the likelihood that the conditions to ACP Re’s obligation to consummate the merger under the original agreement and plan of merger would not be met.

On May 4, 2014, Mr. Karkowsky called Mr. Hitselberger to discuss the potential amendment of the original agreement and plan of merger. Mr. Hitselberger advised Mr. Karkowsky that the Company and the board were considering the matter but were not yet prepared to respond to ACP Re’s proposal. Also on May 4, 2014, Mr. Fox had a telephone conversation with Mr. Karfunkel in which Mr. Fox advised Mr. Karfunkel that the Company intended to satisfy every condition to ACP Re’s obligation to consummate the merger under the original agreement and plan of merger, but that the board was considering ACP Re’s proposal. Messrs. Fox and Karfunkel agreed to speak again on May 5, 2014.

The board convened in the evening of May 4, 2014, to discuss ACP Re’s proposal and the Company’s options for responding to such proposal. At that board meeting, Messrs. Orol and Hitselberger discussed with the board their review of the Company’s representations and warranties and covenants in, and of the conditions to ACP Re’s obligation to consummate the merger under, the original agreement and plan of merger, and representatives of Willkie had a discussion with the board regarding the closing conditions and termination rights in the original agreement and plan of merger. After such discussion, the board determined that it was willing to consider a reduction in the merger consideration in exchange for revised terms of the original agreement and plan of merger designed to eliminate disputes about the satisfaction of closing conditions and increase the likelihood of closing the merger. The board appointed Mr. Fox as management’s sole representative with respect to negotiations with ACP Re regarding any potential amendment, and authorized Mr. Fox to negotiate the terms of such amendment.

                On May 5, 2014, Mr. Fox discussed with Mr. Karfunkel the amendments to the original agreement and plan of merger that the Company would require in exchange for its agreement to reduce the merger consideration below $3.00 per share. Mr. Fox proposed that the original agreement and plan of merger be amended by (1) reducing the merger consideration from $3.00 to $2.80 per share, (2) including a customary “go shop” provision that provided for a marketing period during which the Company’s financial advisers could again approach third parties to solicit alternative bids for the Company that were greater than the reduced merger consideration, with a reduced termination fee and no expense reimbursement payable to ACP Re if the merger agreement were terminated in order for the Company to enter into an alternative agreement with a bidder who emerged during such marketing period, (3) proportionally reducing the termination fee that applied under other scenarios in the merger agreement in an amount that corresponded to the percentage decrease in the merger consideration, (4) revising the procedures governing ACP Re’s right to be notified of and to match alternative acquisition proposals, (5) ensuring that the “material adverse effect” and other relevant conditions under the merger agreement would not fail to be satisfied as a result of continued adverse results of the Company’s operations or deterioration of its financial condition, (6) eliminating the condition included in the original agreement and plan of merger that shareholders representing greater than 15% of the Company’s outstanding share capital not exercise dissenters’ rights, (7) eliminating the condition that the capital level of each of the Company’s U.S. based insurance subsidiaries must equal or exceed its relevant “company action level,” which is a calculated capital and surplus number using a risk-based formula adopted by state insurance regulators, (8) extending both the date by which the Company must hold its shareholders meeting to vote on the merger and the deadline for completing the merger before either party can terminate the merger agreement to December 31, 2014, and (9) deleting the representation in the merger agreement regarding the Company’s insurance reserves and qualifying all of the remaining representations and warranties by items disclosed in the Company’s SEC reports filed prior to the date of any potential amendment. Mr. Fox also informed Mr. Karfunkel that the board would need to obtain fairness opinions from its financial advisers before agreeing to any reduction in the merger consideration. Mr. Karfunkel responded that ACP Re was not willing to agree to an amendment that did not reduce the merger consideration to $2.50 per share or less, and also that ACP Re would not agree to the inclusion of a “go shop” provision.

Also on May 5, 2014, the board convened to receive an update from Mr. Fox regarding his discussions with ACP Re. Mr. Fox summarized the phone call he had earlier in the day with Mr. Karfunkel. The board discussed the proposed purchase price reduction and other considerations, including the Company’s expected results of operations for the first quarter of 2014 and the Company’s continuing difficulties with respect to complying with its statutory and SEC filing obligations. The board determined that Mr. Fox could agree to a reduction of the merger consideration to $2.50 per share, subject to receipt by the board of appropriate fairness opinions from J.P. Morgan and BofA Merrill Lynch and to satisfactory negotiation of the revisions to the original agreement and plan of merger sought by the Company.

Later on May 5, 2014, Mr. Karkowsky called Mr. Fox to clarify ACP Re’s position with respect to the amendments to the original agreement and plan of merger proposed by Mr. Fox in his conversation with Mr. Karfunkel earlier in the day. Mr. Karkowsky informed Mr. Fox that ACP Re did not agree to the package of amendments proposed by Mr. Fox and that further discussion was necessary.

On May 6, 2014, Mr. Fox discussed the proposed amendments with Mr. Zyskind, and between May 6, 2014 and May 8, 2014, the Company and ACP Re negotiated, through their legal advisers, the specific terms of the amendment. In its final form, the amendment (1) reduces the merger consideration to $2.50 per share, (2) reduces the termination fee in an amount proportionate to the reduction in the merger consideration that the Company would, under certain circumstances, be required to pay to ACP Re in the event of a termination of the merger agreement, (3) extends to November 15, 2014 both the date by which the Company must hold its shareholders meeting to vote on the merger and the deadline for completing the merger before either party can terminate the merger agreement, (4) excludes from the material adverse effect closing condition any continued adverse results of the Company’s operations or deterioration of its financial condition resulting from (a) losses and loss adjustment expenses incurred under new, renewal or in-force insurance and reinsurance related policies, insurance and reinsurance related contracts, and insurance and reinsurance related binders, (b) operating expenses, including acquisition expenses, associated with the maintenance by the Company of its agency relationships, employees and facilities to operate its business in the ordinary course or (c) the insufficiency of the Company’s loss reserves, (5) also excludes from the material adverse effect closing condition any effect resulting from facts or circumstances disclosed in any of the Company’s SEC reports filed prior to the date of the amendment, (6) eliminates the condition in the original agreement and plan of merger that holders of shares representing more than 15% of the Company’s share capital shall not have exercised dissenter’s rights, (7) provides that the closing condition in the original agreement and plan of merger requiring that each of the Company’s U.S. based insurance subsidiaries shall have risk based capital that is equal to or exceeds its relevant company action level will be deemed to have been satisfied if the Company and its subsidiaries have, on a consolidated basis, sufficient capital that could be reallocated among the Company’s insurance subsidiaries so that such condition could be satisfied and (8) provides that all of the Company’s representations and warranties in the merger agreement will be qualified by disclosures made in the Company’s SEC reports filed prior to the date of the amendment.

On May 8, 2014, the board convened to consider the terms of the amendment. Representatives of Willkie reviewed with the board the terms of the amendment, including the revised closing conditions and the continued effectiveness of the provision in the merger agreement that would allow the board to consider and accept a superior proposal under appropriate circumstances. J.P. Morgan and BofA Merrill Lynch each reviewed with the board its financial analyses of the merger consideration and delivered its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated May 8, 2014, to the effect that, as of that date and based on and subject to various assumptions and limitations set forth in such opinion, the merger consideration of $2.50 per share in cash to be paid to the Company’s shareholders (other than ACP Re and its affiliates), was fair, from a financial point of view, to such shareholders. The board unanimously approved the amendment. On the morning of May 8, 2014, following the board meeting, the Company, ACP Re and Merger Sub executed the amendment.

                On May 13, 2014, the Company received a letter, dated May 12, 2014, from Eurohold Group and Euroins Insurance Group, which we refer to as EIG, outlining a proposed stock-for-stock transaction pursuant to which EIG would acquire all of the Company’s shares in exchange for common shares of EIG in an amount valued at $3.75 per share. The offer by EIG was conditioned on EIG’s receipt of its own internal approvals and the approval of EIG’s board of directors, as well as its receipt of “consents from every third party whose consent was required” in connection with the transaction. EIG’s proposal contemplated that the proposed transaction would be terminable by EIG in its sole discretion if EIG did not receive a diligence report from its representatives after completion of a due diligence review of the Company that EIG considered “favorable,” if EIG did not receive legal opinions from its and the Company’s legal advisers that related to the proposed transaction and its consequences that EIG considered to be “favorable,” or if there were any “change which might adversely affect the Company’s operations, assets, financial position or projects” or any “actual or threatened legal proceedings against the Company which might adversely affect the Company or its operations, assets, financial position or prospects.” EIG’s proposal contemplated that the Company’s shareholders would indemnify EIG for any damage or loss resulting from any inaccuracy in the representations and warranties to be negotiated among the parties and would be required to comply with restrictive and affirmative covenants in connection with the proposed transaction. EIG’s proposal also contemplated that the Company enter into exclusive negotiations with EIG regarding a proposed transaction.

On May 14, 2014, Kramer Levin sent the Company a letter, written on behalf of ACP Re, advising the Company that, in ACP Re’s view, the proposal by EIG was substantially inferior to the merger contemplated by the merger agreement, that the terms of EIG’s proposal required the Company to conclude that such proposal did not constitute a bona fide offer that the board could conclude in good faith would lead to a “superior proposal” under the merger agreement, and that further communication by the Company with EIG would constitute a breach of the merger agreement.

Later on May 14, 2014, the board convened to discuss the proposal made by EIG. Representatives of J.P. Morgan, BofA Merrill Lynch and Willkie also participated in the board meeting. Representatives of Willkie reviewed with the board its rights and obligations under the merger agreement with respect to its receipt of a takeover proposal, and representatives of J.P. Morgan and BofA Merrill Lynch provided an overview of EIG and its proposal. The board also discussed a number of other factors with respect to EIG’s proposal, including that the proposal did not seem to demonstrate or address EIG’s ability to finance the satisfaction of the Company’s convertible debt obligations and recapitalize the Company’s insurance operating subsidiaries, or to obtain the regulatory approvals necessary to consummate the proposed transaction. The board noted that EIG’s proposal entailed substantial uncertainty and execution risk, that the Company’s shareholders would not receive any cash in the proposed transaction, that AmTrust and NGHC were likely to terminate the cut-through reinsurance agreements if the Company were to accept EIG’s offer, that EIG would be required to file with the SEC and receive approval for a registration statement in order to issue shares to the Company’s shareholders in connection with the proposed transaction and that EIG’s offer contemplated that the Company’s shareholders would be required to indemnify EIG under certain circumstances. The board unanimously determined that EIG’s proposal did not constitute and could not reasonably be expected to lead to a “superior proposal” under the merger agreement, and that, because EIG had publicly announced that it had made its proposal to the Company, the Company should issue a press release announcing the board’s determination with respect to EIG’s proposal and that the Company would not pursue such proposal. The Company issued such press release on May 15, 2014.

Reasons for the Merger

The Company’s board, at the meetings described above on January 3, 2014 and May 8, 2014, unanimously (i) declared advisable the merger agreement, (ii) determined that the terms of the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of the Company and (iii) approved, authorized and recommended that the shareholders of the Company approve and adopt the merger agreement.

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In evaluating the merger agreement, the merger, and the other transactions contemplated by the merger agreement, and in reaching its decision to (i) declare advisable the merger agreement, (ii) determine that the terms of the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of the Company, (iii) determine that the fair value for each common share of the Company to be $2.50, without interest, and (iv) approve, authorize and recommend that the shareholders of the Company approve and adopt the merger agreement, the Company’s board consulted with senior management as well as the Company’s internal and outside legal and financial advisers (and, in the case of the independent directors, their outside legal counsel) and considered a number of factors. The material factors considered by the board included the following:

•	The Company’s Business and Prospects. The board believed that the merger would maximize value to the Company’s shareholders and would be a more attractive option for the Company’s shareholders than any other reasonably available option, including continuing to operate the Company on an independent, stand-alone basis. The board also believed that the merger would provide the best opportunity for the Company to protect the Company’s existing policyholders and provide for the assumption or repayment of the Company’s indebtedness, including the Convertible Notes and the Company’s $235 million in outstanding principal of trust preferred securities, and that doing so would be in the best interests of the Company. In making this determination, the board considered, among other things, the Company’s business, results of operation, deteriorating revenues and earnings, financial condition, prospects, the current and prospective regulatory environment for the Company, the recent ratings downgrades for the Company and its subsidiaries, the market price and volatility of, and trading information with respect to, the Company’s common stock, the Company’s reserve increase for the second quarter of 2013 and announcement that a further reserve increase was anticipated, the challenges the Company would face to pay off the Convertible Notes or refinance them on favorable terms in the absence of a strategic transaction and the Company’s liquidity position and ability to continue as a going concern in the absence of a strategic transaction.

•	Recent Ratings Downgrades. On October, 8, 2013 and December 20, 2013, the financial strength ratings of the Company’s insurance subsidiaries were lowered by A.M. Best Company from “A-” (Excellent) to “B++” (Good) and then from “B++” (Good) to “B” (Fair), respectively. Their issuer credit rating was downgraded from “a-” to “bbb” and then from “bbb” to “bb”, respectively. The Company’s issuer credit rating was also downgraded to “bb” and then to “b-”, respectively. On October 7, 2013 and January 2, 2014, Fitch Ratings downgraded the Company’s issuer default rating from “BBB” to “B” and from “B” to “CC” and the Company’s operating subsidiaries’ insurer financial strength ratings from “A-” to “BB” and from “BB” to “B”, respectively. On December 24, 2013, Demotech, Inc. withdrew its financial stability rating of the Company’s insurance subsidiaries. At the time that the board evaluated the merger agreement, the merger, and the other transactions contemplated by the merger agreement, such downgrades had already resulted in a significant decrease in the amount of premiums the Company’s insurance subsidiaries were writing and renewing and, without a strategic transaction, the Company’s senior management expected such downgrades, and any additional downgrades, to result in further material decreases in the amount of such premiums and believed there was a risk that the policies already written by the Company’s insurance subsidiaries would be cancelled. After the Company entered into the merger agreement, further ratings downgrades were announced. On May 9, 2014, A.M. Best Company lowered the financial strength ratings of the Company’s insurance subsidiaries from “B” (Fair) to “C++” (Marginal) and their issuer credit ratings from “bb” to “b”, and lowered the Company’s issuer credit rating from “b-“ to “cc”. On May 13, 2014, Fitch Ratings downgraded the insurer financial strength ratings of the Company’s insurance subsidiaries from “CCC” to “B” and then withdrew such ratings and the Company’s issuer default rating.

•	Reserve Increases. The board considered the fact that the Company had increased its loss reserves by approximately $365 million and reported a non-cash goodwill impairment charge of approximately $215 million for the second quarter of 2013 and announced that it anticipated additional loss reserve increase for the third quarter of 2013. The board further considered the impact that the reserve increase in the second quarter, and the announcement of anticipated reserve increase for the third quarter, had on the Company’s financial condition, including the regulatory capital and surplus of its insurance subsidiaries and the trading price of its shares, and the potential impact of any additional reserve increase on the Company’s financial condition and the trading price of its shares. At the time the board evaluated the amendment, the board considered the fact that the Company had further strengthened its loss reserves and that the aggregate reserve increase for 2013 was $533.0 million.

•

The Company’s Liquidity Position and Ability to Continue as a Going Concern. On November 14, 2013, the Company disclosed that there was substantial doubt about its ability to continue as a going concern. While the board believed that the Company’s recent repayment of its credit facility was an important step in improving its ability to continue as a going concern, the Company currently has $150 million of principal outstanding on the Convertible Notes that will mature in September of 2014. The board considered that the Company would need to refinance the Convertible Notes, or provide another liquidity solution, in order to meet its payment obligations for the Convertible Notes by the stated maturity date. The board believed that any refinancing transaction would be unlikely to be completed

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on favorable terms to the Company, if at all, in light of the recent and anticipated reserve increase and ratings downgrades and their impact on the Company’s business and financial condition, regulatory restrictions on distributions to the Company by its insurance subsidiaries, and the Company’s deteriorating earnings power that could call into question its ability to service any refinanced debt. In addition to this future payment obligation, the board considered the reduction in statutory surplus of its insurance subsidiaries in 2013, the fact that as of June 30, 2013, a subsidiary of the Company, Tower Re, had capital and surplus amounts that did not meet the minimum capital requirements of the Bermuda Monetary Authority and that, as of the date of the original agreement and plan of merger, regulatory approvals for the Company’s plan to address Tower Re’s failure to meet such minimum requirements had not yet been obtained. At the time the board considered the amendment, it considered the fact that, based on calculations as of December 31, 2013, six of the Company’s ten U.S. based insurance subsidiaries had capital and surplus amounts that were below their relevant company action level. Depending on the level of actual capital and surplus in comparison to the company action level, the state insurance regulators could increase their regulatory oversight, restrict the placement of new business or place the relevant company under regulatory control.

•	The Quota Share Reinsurance Agreements. The board considered the material terms and conditions of the quota share reinsurance agreements, and balanced the fact that the quota share reinsurance agreements would permit the Company to continue to renew and write new business against the consideration that these agreements could result in the Company incurring losses for producing such business if the amount of the consideration received from the counterparties to such agreements and the expense reduction expected to be realized by the Company were insufficient to cover the Company’s costs incurred in connection with renewing or writing such business.

•	Regulatory Environment. The Company operates in a highly regulated industry, and the board considered the recent attention of the Company’s business by its insurance regulators in a number of jurisdictions where the Company’s insurance subsidiaries operate. The board also considered the risk of further regulatory attention and adverse regulatory actions, particularly in light of the Company’s going concern disclosure, the recent ratings downgrades, the anticipated additional reserve increase and Tower Re’s failure to meet the minimum capital requirements of the Bermuda Monetary Authority as of June 30, 2013 and, at the time the board considered the amendment, in light of the fact that, based on calculations as of December 31, 2013, six of the Company’s U.S. based insurance subsidiaries had capital and surplus amounts that were below company action level.

•	The Company’s Challenges in Continuing as a Smaller Independent Company. The board considered the risks and benefits associated with the Company’s continued conduct of its business as an independent, stand-alone company as compared to the risks and benefits associated with the merger. The board considered (i) the burdensome compliance costs commensurate with being a public company that the Company operating on a stand-alone basis would bear (including the investments that the Company operating on a stand-alone basis would make in order to address the material weaknesses in its internal controls over financial reporting identified in its Quarterly Report on Form 10-Q for the second quarter of 2013), (ii) the challenges the Company would face to pay off the Convertible Notes or refinance them on favorable terms in the absence of a strategic transaction, (iii) the Company’s potential exposure from the putative securities class action lawsuits brought by alleged shareholders alleging violations of the federal securities laws and (iv) the absence in the U.S. of any other publicly traded insurance companies with an A.M. Best financial strength rating lower than “B++” for its insurance subsidiaries and the existence of only one publicly traded insurance company in the U.S. with an A.M. Best financial strength rating of “B++” for its insurance subsidiaries, indicating the challenges the Company would face on a stand-alone basis in light of its recent ratings downgrades.

•	Comparison of the Merger Consideration to Pre-Announcement Trading Price. The board considered that the merger consideration represented a discount to recent historical stock price averages for the Company, among other factors. However, the board also considered that the merger consideration represented a 47.0% premium to the closing price of $1.70 on May 7, 2014, the day that the board approved the amendment and the last full trading day before the amendment was announced, and a 49.7% premium to the 52-week low trading price of $1.67 on May 7, 2014.

•

J.P. Morgan and BofA Merrill Lynch Opinions. The board considered the opinions of J.P. Morgan and BofA Merrill Lynch, each dated as of May 8, 2014, to the Company’s board as to the fairness, from a financial point of view and as of the date of each opinion, of the merger consideration to be paid to

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holders of the Company’s common stock (other than ACP Re and its affiliates), as more fully described below in the sections entitled “— Opinions of Financial Advisers —Opinion of J.P. Morgan and —Opinion of BofA Merrill Lynch.”

•	Extensive Pre-Signing Market Check. The board considered the extensive process it had undertaken through its financial advisers to review strategic alternatives prior to signing the merger agreement with ACP Re. The board began its review of the market by publicly announcing that it was evaluating strategic alternatives with its financial advisers. The board was presented with a variety of proposals in response to such announcement and solicitations of potential counterparties by the Company’s financial advisers. These proposals included offers to purchase certain portions of the Company or its business and offers to purchase the entire Company. The board considered every proposal that was presented to it and evaluated each of them based on a variety of criteria, including the value to the Company and its shareholders represented by such proposals, the economic and other terms of such proposals, the nature and identity of the persons making such proposals and the likelihood that such persons could consummate the transaction they proposed. The board ultimately determined that ACP Re’s offer was the best offer available after considering all such criteria.

•	The Ability of the Board to Change its Recommendation and Terminate the Merger Agreement. The board considered the fact that the merger agreement allows the Company to respond to unsolicited takeover proposals, to change or withdraw its recommendation to the Company’s shareholders with respect to the approval and adoption of the merger agreement and approval of the merger and to terminate the merger agreement to enter into an alternative agreement relating to a superior proposal, subject, in certain situations, to the payment to ACP Re of a $6.8 million termination fee and reimbursement of ACP Re’s transaction expenses, subject to a cap of $2 million. The board considered the restrictions contained in the merger agreement on the Company’s ability to solicit competing proposals from third parties and the possibility that the $6.8 million termination fee and the Company’s obligation to reimburse ACP Re for certain transaction expenses may discourage an interested third party from submitting a competing, superior proposal to acquire the Company. The board also considered the voting agreement between ACP Re and the Company’s former Chairman and Chief Executive Officer as well as the requirement for the Company, before the board makes an adverse recommendation change or the Company accepts a superior proposal, to give ACP Re at least three business days’ written notice and negotiate in good faith during such time any adjustments to the terms of the merger agreement proposed by ACP Re to either address the reasons for such intended adverse recommendation change or match the terms of the superior proposal.

•	The Likelihood that the Transaction with ACP Re will be Completed. In assessing the likelihood that the transaction with ACP Re will be completed, the board considered, among other factors, (i) ACP Re’s financial condition, the guaranty given by the controlling shareholder of ACP Re with respect to ACP Re’s obligation to pay the merger consideration and the fact that the merger agreement does not contain any financing contingency, (ii) the commitment by ACP Re to obtain applicable regulatory approvals and assume certain risks related to conditions and requirements imposed by regulators in connection with securing such approvals and (iii) the Company’s ability, pursuant to the merger agreement, to seek specific performance to prevent breaches of the merger agreement by ACP Re or Merger Sub and to specifically enforce the terms of the merger agreement, subject to certain limitations. The board also considered ACP Re’s termination rights with respect to the March 3, 2014 deadline for the filing of this proxy statement and the November 15, 2014 deadline with respect to the special general meeting and the January 17, 2014 deadline with respect to regulatory approvals for the quota share reinsurance agreements.

•	Merger Consideration. The board considered the fact that the merger consideration will be payable 100% in cash, so that the merger will allow the Company’s shareholders to immediately realize a certain value for their investment, and will remove the shareholders’ exposure to risks inherent in operating the Company as a public stand-alone company. The board also considered the fact that, following the merger, the Company’s public shareholders will cease to participate in any potential future earnings growth of the Company or benefit from any potential future increase in the Company’s value.

•	Shareholder Approval and Appraisal Rights. The board considered the fact that the merger is subject to the approval of the Company’s shareholders, who therefore have the option to reject the merger by voting against the proposal to approve and adopt the merger agreement and approve the merger as described in this proxy statement. In addition, the board considered the fact that the Company’s shareholders will have the right to demand appraisal of their shares in accordance with the procedures established by Bermuda law. See the section entitled “Appraisal Rights.”

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•	The Requirement to Operate in the Ordinary Course. The board considered the requirement in the merger agreement that the Company conduct its business in the ordinary course and the other restrictions on the conduct of the Company’s business prior to completion of the merger, which may delay or prevent the Company from undertaking business opportunities that may arise pending completion of the merger.

•	The Terms of the Merger Agreement, the Guarantee and the Voting Agreement. The board considered all of the other material terms and conditions of the merger agreement, including, among other things, the representations, warranties, covenants and agreements of the parties, the conditions to closing and the termination rights. The board further considered the material terms and conditions of the guarantee given by the controlling shareholder of ACP Re, and material terms and conditions of the voting agreement with the Company’s former Chairman and Chief Executive Officer.

•	The Risk that the Merger will be Delayed or will not be Completed. The board considered the risk that the merger will be delayed or will not be completed, including the risk that the affirmative vote of the Company’s shareholders or the required regulatory approvals, in particular the insurance regulatory approvals, may not be obtained, as well as the potential loss of value to the Company’s shareholders and the potential negative impact on the operations and prospects of the Company if the merger were delayed or were not completed for any reason.

•	The Potential Impact of the Announcement of the Merger Agreement. The board considered that the pendency of the merger could affect the relationship of the Company and its subsidiaries with their respective employees, agents, policyholders and others with whom they have business dealings.

•	The Significant Costs Involved. The board considered the significant costs involved in connection with negotiating the merger agreement and completing the merger, the substantial management time and effort required to effectuate the merger and the related disruption to the Company’s day-to-day operations during the pendency of the merger and the fact that the Company may be required to bear such costs if the merger is not consummated.

•	The Interests of Certain Individuals in the Merger. The board considered that the Company’s officers and directors have interests in the merger that are different from, or in addition to, the interests of the Company’s shareholders, including those described in this proxy statement in the section “—Interests of Certain Persons in the Merger”, and the interests of the Company’s directors and officers in their rights to indemnification and insurance coverage from the surviving corporation under the merger agreement. For more information about such interests, see “—Interests of Certain Persons in the Merger.”

The foregoing discussion of the factors considered by the Company’s board is not intended to be exhaustive, but rather includes the material factors considered by the Company’s board. In reaching its decision to (i) declare advisable the merger agreement, (ii) determine that the terms of the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of the Company, (iii) determine that the fair value for each common share of the Company to be $2.50, without interest, and (iv) approve, authorize and recommend that the shareholders of the Company approve and adopt the merger agreement, the Company’s board did not view any single factor as determinative, and did not find it necessary or practicable to assign any relative or specific weights to the various factors considered. Furthermore, individual directors may have given differing weights to the various factors.

Recommendation of the Board of Directors

The board of directors unanimously recommends that the shareholders vote “FOR” approval of the proposal to approve and adopt the merger agreement and approve the merger.

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Opinion of J.P. Morgan

Pursuant to an engagement letter effective as of September 14, 2013, the Company retained J.P. Morgan as its financial adviser in connection with the proposed merger.

At the meeting of the board of directors of the Company on May 8, 2014, J.P. Morgan rendered its oral opinion, subsequently confirmed in writing on the same day, to the board of directors of the Company that, as of such date and based upon and subject to the factors, procedures, qualifications, limitations and assumptions set forth in its opinion, the consideration to be paid to holders of the Company common shares pursuant to the merger agreement was fair, from a financial point of view, to such shareholders. No limitations were imposed by the board of directors of the Company upon J.P. Morgan with respect to the investigations made or procedures followed by it in rendering its opinion.

The full text of the written opinion of J.P. Morgan, dated May 8, 2014, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken in rendering its opinion, is attached as Annex C to this proxy statement and is incorporated herein by reference. The Company’s shareholders are urged to read the opinion in its entirety. J.P. Morgan’s written opinion is addressed to the board of directors of the Company, is directed only to the consideration to be paid to the holders of the Company’s common shares pursuant to the merger agreement, and does not address any other matter. The issuance of J.P. Morgan’s opinion was approved by a fairness opinion committee of J.P. Morgan. J.P. Morgan’s opinion does not constitute a recommendation to any holder of common shares of the Company as to how such shareholder should vote with respect to the transaction contemplated by the merger agreement or any other matter at the special general meeting. The summary of J.P. Morgan’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

In arriving at its opinion, J.P. Morgan, among other things:

•	reviewed the original agreement and plan of merger and the amendment;

•	reviewed the preliminary version of this proxy statement of the Company with respect to the merger as contemplated by the original agreement and plan of merger, which was filed with the SEC on April 9, 2014;

•	reviewed certain publicly available business and financial information concerning the Company and the industries in which we operate;

•	compared the proposed financial terms of the merger with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration paid for such companies;

•	compared the financial and operating performance of the Company with publicly available information concerning certain other companies in the same or similar industries and reviewed the current and historical market prices of the Company’s common shares and certain publicly traded securities of such other companies;

•	reviewed certain internal financial analyses and forecasts prepared by, or at the direction of, the management of the Company relating to its business; and

•	performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

J.P. Morgan also held discussions with certain members of the management of the Company and ACP Re with respect to certain aspects of the merger, the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.

J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by the Company and ACP Re or otherwise reviewed by

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or for J.P. Morgan, and J.P. Morgan did not independently verify (nor has J.P. Morgan assumed responsibility or liability for independently verifying) any such information or its accuracy or completeness. J.P. Morgan did not conduct or was not provided with any valuation or appraisal of any assets or liabilities, nor did J.P. Morgan evaluate the solvency of the Company or ACP Re under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to it or derived therefrom, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts or the assumptions on which they were based. J.P. Morgan also assumed that the merger and the other transactions contemplated by the merger agreement will be consummated as described in the merger agreement, and that the definitive merger agreement did not differ in any material respect from the draft thereof furnished to J.P. Morgan. J.P. Morgan also assumed that the representations and warranties made by the Company and ACP Re in the merger agreement and the related agreements are true and correct in all respects material to its analysis. J.P. Morgan is not a legal, regulatory or tax expert and has relied on the assessments made by advisers to the Company with respect to such issues. J.P. Morgan expressed no view or opinion as to any terms or other aspects of the cut-through quota share reinsurance agreements previously entered into by the Company and each of AmTrust and NGHC, as more fully described in the merger agreement. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on the Company or on the contemplated benefits of the merger.

J.P. Morgan’s opinion is based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. Subsequent developments may affect J.P. Morgan’s opinion, and J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, of the consideration to be paid to the Company’s common shareholders in the proposed merger, and J.P. Morgan has expressed no opinion as to the fairness of any consideration to be paid in connection with the merger to the holders of any other class of securities, creditors or other constituencies of the Company or the underlying decision by the Company to engage in the merger. J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the merger, or any class of such persons relative to the merger consideration to be paid to the holders of shares of Company common shares in the merger or with respect to the fairness of any such compensation.

In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with providing its opinion to the board of directors of the Company at its meeting on May 8, 2014. The financial analyses summarized below include information presented in tabular format. In order to fully understand J.P. Morgan’s financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan’s financial analyses.

Selected Transactions Analysis

Using publicly available information, J.P. Morgan reviewed the following selected transactions involving property and casualty insurance companies that at the time of such transaction were facing financial or operational challenges and that J.P. Morgan judged to be relevant for purposes of an evaluation of the merger. The transactions that were considered are as follows.

Target	Acquiror	Announcement Date
American Safety Insurance Holdings, Ltd.	Fairfax Financial Holdings Limited	June 2013
Flagstone Reinsurance	Validus Holdings	August 2012
Seabright Holdings	Enstar Group	August 2012
Transatlantic Holdings	Alleghany Corporation	November 2011
Clarendon National Insurance Co.	Enstar Group	December 2010
General Fidelity	Fairfax Financial	June 2010
PMA Capital Corporation	Old Republic Int’l Corp.	June 2010

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IPC Holdings	Validus Holdings	July 2009
Quanta Capital	Catalina Holdings Ltd.	May 2008
NRG N.V.	Berkshire Hathaway, Ltd.	December 2007
PXRE Reinsurance	Tawa Plc.	November 2007
Alea Group Holdings (Bermuda)	Fortress Investment	April 2007
Converium NA	Berkshire Hathaway, Ltd.	October 2006
Aioi Insurance	Enstar Group	December 2005
Overseas Partners Re	Catalina Holdings Ltd.	September 2005
Overseas Partners US Reinsurance	Odyssey Re	July 2004

For each of the selected transactions, to the extent information was publicly available, J.P. Morgan reviewed, among other things, the equity value for the target company based on the consideration payable in the selected transaction, as a multiple of the target company’s tangible book value.

Given that the Company was facing material financial and operational challenges, J.P. Morgan considered the bottom half of the range of the selected transactions in determining which multiples to apply to the Company’s tangible book value per share. Based upon the results of this analysis and other factors that J.P. Morgan considered appropriate, J.P. Morgan applied a range of selected multiples of 0.40x to 0.80x to the Company’s tangible book value per share as of December 31, 2013. This analysis indicated an implied per share equity value reference range for the Company of $0.15 to $0.31, compared to the merger consideration of $2.50 per share.

Dividend Discount Analysis

J.P. Morgan conducted a dividend discount analysis of the Company for the purpose of determining the implied equity price per share of the Company. A dividend discount analysis is a method of evaluating the equity value of a company using estimates of the future dividends to shareholders generated by the Company and taking into consideration the time value of money with respect to those future dividends by calculating their “present value.” “Present value” refers to the current value of future dividends to shareholders paid by the Company and is obtained by discounting those future dividends back to the present using a discount rate that takes into account macro–economic assumptions, estimates of risk, the opportunity cost of capital, and other appropriate factors.

The Company provided J.P. Morgan a financial forecast prepared by the management of the Company for fiscal years 2014 through 2016. The Company also provided J.P. Morgan with the model utilized by the management of the Company to develop the financial forecast for fiscal years 2014 through 2016 and certain assumptions relating to the business and operations of the Company for fiscal years 2017 through 2023. The Company directed J.P. Morgan to use such model and assumptions to prepare an extrapolation of the financial forecast for fiscal years 2017 through 2023. The management of the Company then reviewed and approved such extrapolation of the financial forecast. The financial forecast and extrapolation assumed no new premiums were written by the Company beginning in 2014 and that no transformational transactions were consummated. The Company doesn’t publicly disclose internal management financial forecasts of the type provided to J.P. Morgan in connection with J.P. Morgan’s analysis of the transaction, and such financial forecast and extrapolation were prepared in connection with the transaction and not prepared with a view toward public disclosure. The financial forecast and extrapolation were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management, including, without limitation, factors related to general economic and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such financial forecast and extrapolation. The dividend discount analysis conducted by J.P. Morgan was based on this financial forecast and extrapolation. The Company indicated it would not be able to distribute any dividends to its shareholders during any of the fiscal years included in the financial forecast and extrapolation. Due to the lack of dividends available for distribution, the “present value” of such dividends was zero. Included as part of the dividend discount analysis, J.P. Morgan calculated the projected tangible book value of the Company during fiscal years 2014 through 2023 based on the financial forecast and extrapolation, which indicated that the Company would have a negative tangible book value starting in fiscal year 2014. This analysis yielded a negative implied equity price per share for the Company, as compared to the merger consideration of $2.50 per share.

The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and

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these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion. Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisers. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold. None of the selected transactions reviewed was identical to the merger. The transactions selected were similarly chosen because their participants, size and other factors, for purposes of J.P. Morgan’s analysis, may be considered similar to the merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to the Company and the transactions compared to the merger.

As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. J.P. Morgan was selected on the basis of such experience and its familiarity with the Company to advise the Company with respect to the merger and to deliver a fairness opinion to the board of directors of the Company with respect to the merger.

For services rendered in connection with the merger, the Company has agreed to pay J.P. Morgan an aggregate fee currently estimated to be $6.6 million in respect thereof, a substantial portion of which will become payable only if the merger is consummated. In addition, the Company has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities, including liabilities arising under the Federal securities laws.

During the two years preceding the date of the delivery of its opinion, J.P. Morgan and its affiliates had commercial or investment banking relationships with the Company and with an affiliate of ACP Re, AmTrust, for which J.P. Morgan and such affiliates received customary compensation. Such services during such period included acting as (i) joint bookrunner on AmTrust’s offering of debt securities in August 2013, (ii) joint bookrunner on AmTrust’s offering of preferred stock in June 2013, (iii) lead left arranger on AmTrust’s credit facility in August 2012 and (iv) joint lead arranger on a revolving credit facility for a subsidiary of the Company in February 2012 and an amendment to the facility in November 2012. In addition, J.P. Morgan’s commercial banking affiliate provides certain treasury and cash management services to the Company and AmTrust and is an agent bank and a lender under an outstanding credit facility of AmTrust, for which it receives customary compensation or other financial benefits. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities of the Company or AmTrust for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.

Opinion of BofA Merrill Lynch

The Company has retained BofA Merrill Lynch to act as the Company’s financial adviser in connection with the merger. BofA Merrill Lynch is an internationally recognized investment banking firm that is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The Company selected BofA Merrill Lynch to act as one of the Company’s financial advisers in connection with the merger on the basis of BofA Merrill Lynch’s experience in transactions similar to the merger, its reputation in the investment community and its familiarity with the Company and its business.

On May 8, 2014, at a meeting of the Company’s board of directors held to evaluate the merger, BofA Merrill Lynch delivered to the board of directors an oral opinion, which was confirmed by delivery of a written opinion dated May 8, 2014, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the merger consideration to be received by holders of the Company’s common shares (other than ACP and its affiliates) was fair, from a financial point of view, to such holders.

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The full text of BofA Merrill Lynch’s written opinion to the board of directors, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex D to this document and is incorporated by reference herein in its entirety. The following summary of BofA Merrill Lynch’s opinion is qualified in its entirety by reference to the full text of the opinion. BofA Merrill Lynch delivered its opinion to the board of directors for the benefit and use of the board of directors (in its capacity as such) in connection with and for purposes of its evaluation of the merger consideration from a financial point of view. BofA Merrill Lynch’s opinion does not address any other aspect of the merger and no opinion or view was expressed as to the relative merits of the merger in comparison to other strategies or transactions that might be available to the Company, or in which the Company might engage, or as to the underlying business decision of the Company to proceed with or effect the merger, including, without limitation, the Company’s decision to agree to reduce the consideration payable to holders of common shares by entering into the amendment. BofA Merrill Lynch’s opinion does not address any other aspect of the merger and does not constitute a recommendation to any shareholder as to how to vote or act in connection with the proposed merger or any related matter.

In connection with rendering its opinion, BofA Merrill Lynch:

•	reviewed certain publicly available business and financial information relating to the Company, including, without limitation, the 2013 10-K;

•	reviewed certain internal financial and operating information with respect to the business, operations and prospects of the Company furnished to or discussed with BofA Merrill Lynch by the management of the Company, including certain financial forecasts relating to the Company prepared by or at the direction of and approved by the management of the Company, referred to herein as Company management forecasts;

•	discussed the past and current business, operations, financial condition and prospects of the Company with members of senior management of the Company, including, without limitation, the risks associated with not completing a transaction from a regulatory perspective;

•	reviewed the trading history for common share and a comparison of that trading history with the trading histories of other companies BofA Merrill Lynch deemed relevant;

•	compared certain financial and stock market information of the Company with similar information of other companies BofA Merrill Lynch deemed relevant;

•	compared certain financial terms of the merger to financial terms, to the extent publicly available, of other transactions BofA Merrill Lynch deemed relevant;

•	considered the fact that the Company publicly announced that it would explore its strategic alternatives, and the results of the efforts of J.P. Morgan Securities LLC on behalf of the Company to solicit, at the direction of the Company, indications of interest and definitive proposals from third parties with respect to a possible acquisition of the Company, as well as the fact that the Company advised BofA Merrill Lynch that, since the public announcement on January 6, 2014 of the transactions contemplated by the original merger agreement, and prior to the date of BofA Merrill Lynch’s opinion no indications of interest or definitive proposals had been made by any third party with respect to such acquisition;

•	reviewed (x) a draft, dated May 8, 2014, of the amendment, (y) the original agreement and plan of merger and (z) the Guaranty; and

•	performed such other analyses and studies and considered such other information and factors as BofA Merrill Lynch deemed appropriate.

In arriving at its opinion, BofA Merrill Lynch assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available, or provided to or otherwise reviewed by or discussed with it, and relied upon the assurances of the management of the Company that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Company management forecasts, BofA Merrill Lynch was advised by the Company, and assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good-faith judgments of the management of the Company as to the future financial performance of the Company. BofA Merrill Lynch did not make or was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor did it make any physical inspection of the properties or assets of the Company. BofA Merrill Lynch did not evaluate the solvency or

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fair value of the Company or ACP Re under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Merrill Lynch is not an expert in the evaluation of reserves for property and casualty insurance losses and loss adjustment expenses, and it did not make an independent evaluation of the adequacy of the reserves of the Company. In that regard, BofA Merrill Lynch did not make any analysis of, and did not express an opinion as to, the adequacy of the losses and loss adjustment expense reserves for the Company. BofA Merrill Lynch assumed, at the direction of the Company, that the merger would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on the Company or the contemplated benefits of the merger. BofA Merrill Lynch also assumed, at the direction of the Company, that the final executed merger agreement would not differ in any material respect from the draft merger agreement reviewed by BofA Merrill Lynch.

BofA Merrill Lynch expressed no view or opinion as to any terms or other aspects of the merger (other than the merger consideration to the extent expressly specified in its opinion) or any other related transaction, including, without limitation, the form or structure of the merger, the quota share reinsurance agreements, the managing general agent agreement, dated as of April 1, 2014, by and between AmTrust North America, Inc. and Tower Risk Management Corp., and the managing general agent agreement, dated as of April 1, 2014, by and between National General Holdings Corp and Tower Risk Management Corp., which we refer to as the MGA agreements or any other agreements related to the sale of the Company. BofA Merrill Lynch assumed that none of the ancillary documents related to the transaction, including without limitation, the quota share agreements and the MGA agreements, would adversely affect the Company’s rights, benefits and obligations under the merger agreement. BofA Merrill Lynch was not requested to, and it did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of the Company. BofA Merrill Lynch’s opinion was limited to the fairness, from a financial point of view, of the merger consideration to be received by the holders of Company common shares (other than ACP Re and its affiliates) and no opinion or view was expressed with respect to any consideration received in connection with the merger by the holders of any other class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the merger, or class of such persons, relative to the merger consideration. Furthermore, no opinion or view was expressed as to the relative merits of the merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage, or as to the underlying business decision of the Company to proceed with or to effect the merger, including, without limitation, the Company’s decision to agree to reduce the consideration payable to holders of common shares by entering into the amendment. In addition, BofA Merrill Lynch expressed no opinion or recommendation as to how any shareholder should vote or act in connection with the merger or any related matter. Except as described above, the Company imposed no other limitations on the investigations made or procedures followed by BofA Merrill Lynch in rendering its opinion.

BofA Merrill Lynch’s opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Merrill Lynch as of, the date of its opinion. It should be understood that subsequent developments may affect its opinion, and BofA Merrill Lynch does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Merrill Lynch’s opinion was approved by BofA Merrill Lynch’s Americas Fairness Opinion Review Committee.

The following represents a brief summary of the material financial analyses presented by BofA Merrill Lynch to the Company’s board of directors in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Merrill Lynch, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Merrill Lynch. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Merrill Lynch. BofA Merrill Lynch did not deem any other analysis relevant for purposes of providing its fairness opinion.

Company Financial Analyses

Discounted Cash Flow Analysis

BofA Merrill Lynch performed a discounted cash flow analysis of the Company to calculate the estimated present value of the standalone distributable, after-tax free cash flows representing amounts that are able to be paid to the Company from its regulated insurance units that the Company was forecasted to generate

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during the Company’s fiscal years 2014 through 2018 based on financial forecasts for the Company prepared by or at the direction of and approved by the Company’s management. The Company’s management forecasts projected no distributable cash through dividends for such fiscal years. BofA Merrill Lynch calculated terminal values for the Company by applying terminal forward multiples ranging from 0.75x to 0.95x, to the Company’s December 31, 2018 estimated tangible book value, which were selected based on BofA Merrill Lynch’s professional judgment. The terminal values were then discounted to present value as of January 1, 2014, using discount rates ranging from 18.0% to 22.0%, which were chosen based upon BofA Merrill Lynch’s estimate of the Company’s cost of equity. The analysis produced an implied per-share equity value reference range for the Company that was not meaningful because it was not a positive value.

Implied Per Share Equity Value Reference Range for the Company	Consideration

Not Meaningful	$2.50

Selected Precedent Transactions Analysis

BofA Merrill Lynch reviewed, to the extent publicly available, financial information relating to the following 11 selected transactions involving companies in the property and casualty insurance sector., which BofA Merrill Lynch judged to be relevant, in certain respects, based on the business and operating profile of the Company:

Announcement Date	Acquiror	Target	Price/Tangible Book Value
7/9/13	Enstar Group Limited & Stone Point Capital	Torus Insurance Holdings	0.87x
6/2/13	Fairfax Financial Holdings Ltd.	American Safety Insurance Holdings, Ltd.	1.07x
8/30/12	Validus Holdings Ltd.	Flagstone Reinsurance SA	0.76x
8/27/12	Enstar Group Limited	SeaBright Holdings, Inc.	0.71x
11/20/11	Alleghany Corp.	Transatlantic Holdings Inc.	0.82x
11/30/10	United Fire & Casualty Co.	Mercer Insurance Group, Inc.	1.02x
10/28/10	Fairfax Financial Holdings Limited	First Mercury Financial Corporation	1.19x
7/15/10	ProSight Specialty Insurance Holdings, Inc.	NYMAGIC, Inc.	1.02x
6/9/10	Old Republic International Corp.	PMA Capital Corp.	0.58x
3/3/10	Max Capital Group Ltd.	Harbor Point Limited	0.92x
7/9/09	Validus Holdings Ltd.	IPC Holdings Ltd.	0.89x

BofA Merrill Lynch calculated various multiples and ratios implied for the target companies. In considering such multiples and ratios, BofA Merrill Lynch determined that tangible book value should be used as the primary valuation metric. BofA Merrill Lynch considered an analysis of historical and expected earnings of the Company, but determined that in light of significant changes in the earnings profile of the Company, such an analysis did not provide a meaningful valuation benchmark. BofA Merrill Lynch then applied a range of tangible book value multiples from 0.50x to 0.75x, derived from selected transactions involving those companies that had operating characteristics that were generally in line with the Company, which include its rating profile and its ability to write new business to the Company’s tangible book value as of December 31, 2013.

Based on the analysis of the selected transactions, BofA Merrill Lynch derived the following approximate implied per share equity value reference range for the Company, as compared to the merger consideration:

Implied Per Share Equity Value Reference Range for the Company		Consideration
Low	High
$0.19	$0.29	$2.50

No company, business or transaction used in this analysis is identical or directly comparable to the Company or the merger. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition or other values of the companies, business segments or transactions to which the Company and the merger were compared.

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Other Analyses

BofA Merrill Lynch considered an analysis of selected publicly traded companies in the property and casualty insurance industry; however, it did not consider such an analysis to be a meaningful valuation approach given the significant differences in the ratings profile and business prospects of the Company as compared to such companies.

Miscellaneous

As noted above, the discussion set forth above is a summary of the material financial analyses presented by BofA Merrill Lynch to the Company’s board of directors in connection with its opinion and is not a comprehensive description of all analyses undertaken by BofA Merrill Lynch in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Merrill Lynch believes that its analyses summarized above must be considered as a whole. BofA Merrill Lynch further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Merrill Lynch’s analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

In performing its analyses, BofA Merrill Lynch considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. The estimates of the future performance of the Company in or underlying BofA Merrill Lynch’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Merrill Lynch’s analyses. These analyses were prepared solely as part of BofA Merrill Lynch’s analysis of the fairness, from a financial point of view, of the merger consideration and were provided to the Company’s board of directors in connection with the delivery of BofA Merrill Lynch’s opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Merrill Lynch’s view of the actual values of the Company.

The type and amount of consideration payable in the merger was determined through negotiations between the Company and ACP Re, rather than by any financial adviser, and was approved by the Company’s board of directors. The decision to enter into the merger agreement, including, without limitation, the Company’s decision to agree to reduce the consideration payable to holders of common shares by entering into the amendment, was solely that of the Company’s board of directors. As described above, BofA Merrill Lynch’s opinion and analyses were only one of many factors considered by the Company’s board of directors in its evaluation of the proposed merger and should not be viewed as determinative of the views of the Company’s board of directors or management with respect to the merger or the merger consideration.

The Company has agreed to pay BofA Merrill Lynch for its services in connection with the merger an aggregate fee currently estimated to be approximately $4.5 million, a portion of which was payable in connection with its opinions and a significant portion of which is contingent upon the completion of the merger. The Company also has agreed to reimburse BofA Merrill Lynch for its expenses incurred in connection with BofA Merrill Lynch’s engagement and to indemnify BofA Merrill Lynch, any controlling person of BofA Merrill Lynch and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws.

BofA Merrill Lynch and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Merrill Lynch and its affiliates invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in the equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of the Company, ACP Re and certain of their respective affiliates.

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BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to the Company and have received, or in the future may receive, compensation for the rendering of these services, including (i) having acted as financial advisor, including rendering of a fairness opinion in connection with the original agreement and plan of merger, (ii) having acted as joint lead arranger and joint bookrunner for, and a lender under, certain credit facilities of the Company, (iii) having provided or providing certain derivatives trading services to the Company and (iv) having provided or providing certain treasury and trade management services and products to the Company.

In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to ACP Re and certain of its affiliates and have received, or in the future may receive, compensation for the rendering of these services, including (i) having acted or acting as manager or underwriter for various debt (including convertible debt) offerings of certain of ACP Re’s affiliates, (ii) having acted or acting as lender under certain term loans, letters of credit and credit and/or leasing facilities for certain of ACP Re’s affiliates and (iii) having provided or providing certain treasury and trade management services and products to certain of ACP Re’s affiliates.

Certain Forward-Looking Financial Data

The Company does not, as a matter of course, prepare or publicly disclose prospective financial information about its future financial performance, revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. However, management prepared certain financial data and made such data available to the board of directors, J.P. Morgan and BofA Merrill Lynch in connection with (i) the board’s evaluation of various strategic alternatives and (ii) the rendering by J.P. Morgan and BofA Merrill Lynch of their respective opinions to the board and performing their respective related financial analyses described above. This financial data was also provided to ACP Re during the due diligence process. This forward looking financial data assumed the ratings downgrades that occurred in December 2013 would not be changed, and further assumed that there would not be another strategic partner or capital provider that would emerge if such strategic evaluations continued, and as a consequence of these assumptions, there would not be the ability to produce new or renewal insurance business in 2014 and beyond.

The Company is not including this prospective financial information in this proxy statement to influence a stockholder’s decision or for any other purpose, but is including such information to provide its shareholders access to certain non-public unaudited forward-looking financial information that was made available to the board of directors, J.P. Morgan and BofA Merrill Lynch in connection with the approval of the merger agreement. The inclusion of this information in this proxy statement should not be regarded as an indication that the Company, the board of directors, J.P. Morgan and BofA Merrill Lynch, ACP Re or any other recipient of this information considered, or now considers, this information to be reliable predictions of future results, and it should not be relied upon as such.

The prospective financial information is subjective in many respects and reflects numerous judgments, estimates and assumptions that are inherently uncertain, many of which are beyond the Company’s control, including estimates and assumptions regarding general economic conditions, premium rate levels, loss ratios, expense ratios, loss cost trends, reinsurance costs, capital adequacy, investment yields and other financial metrics. Important factors that may affect actual results and cause this information not to be accurate include, but are not limited to, general economic trends, risks and uncertainties relating to the Company’s business (including its ability to achieve strategic goals, objectives and targets over the applicable periods and to continue as a going concern), industry performance, the regulatory environment, premium rate levels, property and casualty insurance industry loss cost trends, competition, reinsurance costs, capital adequacy and other factors described in the section entitled “Cautionary Statement Regarding Forward-Looking Information” beginning on page 17 of this proxy statement and also described in the “Risk Factors” sections of our 2013 10-K and First Quarter Form 10-Q, copies of which are attached as Annex H and Annex I, respectively, to this proxy statement. In addition, the prospective financial information does not reflect any events that could affect the Company’s prospects, including changes in general business or economic conditions or any other transaction or event that has occurred since, or that may occur and that was not anticipated at, the time the financial projections

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were prepared. The prospective financial information also covers multiple years and by its nature becomes subject to greater uncertainty with each successive year. Furthermore, and for the same reasons, this information should not be construed as commentary by the Company’s management as to how the Company’s management expects the Company’s actual results to compare to research analysts’ estimates. There can be no assurance that the prospective financial information is or will be accurate or that the Company’s future financial results will not vary, even materially, from this information. None of the Company, its affiliates, representatives or agents undertakes any obligation to update or otherwise to revise the prospective financial information, including to reflect circumstances existing or arising after the date such information was generated or to reflect the occurrence of future events, even if any or all of the underlying estimates and assumptions are shown to be in error or to have changed.

Set forth below is a summary of selected unaudited prospective financial information prepared by the Company’s management and provided to the board of directors, J.P. Morgan, BofA Merrill Lynch and ACP Re.

	2014	2015	2016
		($ in thousands)
Revenues
Net premiums earned	$492,795	$0	$0
Ceding commission revenue	55,863	0	0
Net investment income	66,435	47,661	35,427

Total revenues	615,093	47,661	35,427
Expenses
Loss and loss adjustment expenses	292,127	0	0
Commission expense	111,960	0	0
Other operating expenses	202,686	45,060	35,731
Interest expense	32,025	34,025	34,025

Total expenses	638,798	79,085	69,756

Income before income taxes	(23,704)	(31,424)	(34,329)
Income tax expense (benefit)

Net income (loss) attributable to Company	$(23,704)	$(31,424)	$(34,329)

The prospective financial information should be read together with the historical financial statements of the Company contained in our 2013 10-K and the quarterly reports on Forms 10-Q and 10-Q/A, which are incorporated by reference and attached as Annexes H-K to this proxy statement. The prospective financial information was not prepared with a view toward public disclosure and, accordingly, does not comply with published guidelines of the SEC, the Public Company Accounting and Oversight Board or the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither our independent registered public accounting firm nor any other independent accountant has compiled, examined or performed any procedures with respect to the prospective financial information, nor have they expressed any opinion or given any form of assurance on the prospective financial information or its achievability, and accordingly assume no responsibility for it or its achievability.

There can be no assurance that any prospective financial information will be, or is likely to be, realized, or that the assumptions on which it is based will prove to be, or is likely to be, correct. None of the Company, ACP Re or their respective affiliates, advisers, officers, directors or representatives has made or makes any representation to any shareholders or any other person regarding the ultimate performance of the Company compared to the prospective financial information set forth above. The Company has not made any representation to ACP Re, in the merger agreement or otherwise, concerning the prospective financial information. You are cautioned not to place undue reliance on this information in making a decision as to whether to vote for the proposal to approve and adopt the merger agreement and approve the merger.

Financing of the Merger

The merger is not subject to any financing condition. We anticipate that the total funds needed to complete the merger will be approximately $143.3 million. ACP Re has informed us that it will fund this amount through a combination of cash at ACP Re and the proceeds from the issuance of notes to AmTrust and/or NGHC that will occur substantially simultaneously with the consummation of the merger.

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Pursuant to the guaranty, the Karfunkel Trust has unconditionally and irrevocably guaranteed ACP Re’s payment of the aggregate merger consideration and the expenses required to be paid by ACP Re and Merger Sub under the merger agreement. See “Other Related Agreements—Guaranty.”

Effective Time of Merger

The closing of the merger is expected to take place no later than the third business day following the date on which the last of the conditions to the closing of the merger (described under “The Merger Agreement—Conditions to the Merger”) has been satisfied or waived (other than the conditions that by their nature are to be satisfied at the closing of the merger, but subject to the satisfaction or written waiver of those conditions).

The merger will become effective upon the date specified in the certificate of merger issued by the Registrar of Companies in Bermuda, or Registrar. Under the terms of the merger agreement, the Company and ACP Re agreed that they will request the Registrar to provide in the certificate of merger that the effective time will be the closing date of the merger.

Payment of Merger Consideration and Surrender of Share Certificates

Each record holder of our common shares (except for shares owned by the Company, ACP Re, Merger Sub or any other direct or indirect wholly owned subsidiary of ACP Re, and shares owned by shareholders who properly exercise appraisal rights under the Companies Act) will receive shortly after the completion of the merger a letter of transmittal describing how such holder may exchange the Company’s common shares for the merger consideration.

You should not return your share certificates with the enclosed proxy card, and you should not forward your share certificates to the paying agent without a letter of transmittal.

You will not be entitled to receive the merger consideration until you deliver a duly completed and executed letter of transmittal to the paying agent. If your shares are certificated, you must also surrender your share certificate or certificates to the paying agent. If ownership of your shares is not registered in the register of members of the Company, a check for any cash to be delivered will only be issued if the applicable letter of transmittal is accompanied by all documents reasonably required to evidence and effect transfer and to evidence that any applicable stock transfer taxes have been paid or are not applicable. With respect to our common shares held by The Depository Trust Company, or DTC, the paying agent will transmit to DTC an amount in cash in immediately available funds equal to the number of common shares of the Company held of record by DTC immediately prior to the effective time, multiplied by the per share merger consideration. DTC will then appropriately credit the accounts of the holders of our common shares held by DTC.

Interests of Certain Persons in the Merger

In considering the recommendation of the board of directors that you vote to approve the proposal to approve and adopt the merger agreement and approve the merger, you should be aware that our directors and executive officers have interests in the merger that are different from, or in addition to, those of our shareholders generally. The board of directors was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending that the merger agreement be approved and adopted by the shareholders of the Company. For the purposes of all of the agreements and plans described below, the completion of the transactions contemplated by the merger agreement will constitute a change in control.

Employment Following the Merger

Pursuant to the merger agreement, the officers of Merger Sub in office immediately prior to the effective time will be the officers of the surviving company until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

If the merger closes, then, as reflected in various state insurance regulatory filings made by ACP Re on or about April 4, 2014, ACP Re intends to appoint William E. Hitselberger and William W. Fox, Jr. to the board of directors of the insurance subsidiaries of the Company, and intends to appoint Mr. Hitselberger as President and Treasurer of each of the insurance subsidiaries of the Company. In addition, executives at AmTrust and ACP Re have had discussions with Mr. Hitselberger about potential future responsibilities at ACP Re.

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Merger-Related Compensation

Pursuant to the merger agreement, at the effective time, each outstanding option to acquire Company common shares, whether granted under the Company’s 2013 Long-Term Equity Plan or 2004 Long-Term Equity Plan (as amended and restated, effective May 15, 2008), which we refer to as the long-term equity plans, will become vested and exercisable as of the Effective Time and will be exchanged for a cash payment equal to the product of (A) the number of the Company’s common shares subject to the stock option and (B) the excess, if any, of (1) the merger consideration over (2) the exercise price per share subject to such stock option. However, as of the date of this proxy statement, none of our directors or executive officers holds any stock option that is not already vested and exercisable and none of those stock options has an exercise price that is less than the merger consideration. As a result, any stock option held by a director or executive officer will be cancelled for no value.

With respect to each outstanding restricted share unit and restricted share granted under the Company’s long-term equity plans, the merger agreement provides that each such award will become fully vested and (i) in the case of a restricted share unit, exchanged for a cash payment equal to the merger consideration, and (ii) in the case of a restricted share, entitled to receive the merger consideration. However, as of the date of this proxy statement, none of our directors and executive officers holds any restricted share units or restricted shares that have not previously become fully vested. Accordingly, the only effect of the merger on such equity awards held by directors and executive officers will be that the directors and executive officers will receive cash in exchange for them.

Each of our directors and executive officers will also receive the merger consideration in respect of the common shares beneficially owned by such director or officer. See “Security Ownership of Certain Beneficial Owners and Management” beginning on page 76 below for more information.

Employment Agreements

Several of our executive officers in 2014 —William E. Hitselberger (Executive Vice President and Chief Financial Officer), Elliot S. Orol (Senior Vice President, General Counsel and Secretary), William F. Dove, (Senior Vice President, Chief Risk Officer and Chief Actuary), Scott T. Melnik (Senior Vice President, Claims Executive), Christian K. Pechmann (Senior Vice President, Marketing), Laurie A. Ranegar (Senior Vice President, Operations); Catherine M. Wragg (Senior Vice President, Human Resources and Administration), and Mr. Lee — have been a party to separate employment agreements or change in control agreements with the Company or its affiliates, which provide for certain payments and benefits in connection with a change of control, such as the merger. Michael H. Lee resigned, effective February 6, 2014, from his position as our Chief Executive Officer and as a member of our Board, and Gary S. Maier resigned, effective October 4, 2013, from his position as Executive Vice President and Chief Underwriting Officer.

Under each executive officer’s agreement, if the executive officer’s employment is terminated (whether involuntarily by the Company without cause, as defined in the respective agreement, or by the executive for good reason, as defined in the respective agreement) in anticipation of, or within the 24-month period following, a change in control (which the merger will constitute), the executive officer (or his or her designated beneficiary or administrator, as applicable) would be entitled to the following in addition to his or her accrued but unpaid salary through the termination date:

•	in the case of each executive officer other than Mr. Lee and Mr. Melnik, within 30 days, a prorated bonus based on his or her target annual bonus for the year in which the termination occurs (or, if a target annual bonus has not been determined for such year, the prior year);

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•	in the case of Mr. Lee and Mr. Melnik, within 75 days of the year in which the termination occurs, a prorated bonus based on actual performance for the entire year in which the termination occurs;

•	all stock-based awards then held by the executive officer would vest;

•	within 30 days, a single cash severance payment equal to: (i) in the case of Mr. Lee, three times his annual base salary plus three times the average annual bonus paid to Mr. Lee for the three years preceding his termination; (ii) in the case of Mr. Melnik, 100% of the sum of his annual base salary plus the average annual bonus paid to Mr. Melnik for the three years preceding his termination; and (iii) in the case of each other executive officer, 100% of the sum of his or her annual base salary and target annual bonus for the year in which the termination occurs (or, if a target annual bonus has not been determined for such year, the prior year);

•	with respect to each executive officer other than Mr. Lee and Mr. Melnik, the continuation of life, accident and health insurance benefits for one year, without cost to the executive, except that those benefits will be reduced to the extent comparable benefits are received by or made available to the executive by a subsequent employer;

•	with respect to Mr. Lee and Mr. Melnik, a lump sum cash payment within 30 days equal to the total premiums that would have been paid by the Company to provide the respective executive officer and his covered dependents for a certain period (three years in the case of Mr. Lee and one year in the case of Mr. Melnik) after his termination based on the premiums paid by the Company immediately prior to the termination date, without cost to the executive officer, for life, accident and health insurance benefits substantially similar to those that the executive officer and his covered dependents were receiving immediately prior to his notice of termination; and

•	three months (or until the last day of the stock option term, whichever occurs first) to exercise any vested stock options then held by the executive officer.

Pursuant to each executive officer’s agreement, his or her benefits are subject to the executive officer signing a release in favor of the Company and its affiliates. With the exception of Mr. Pechmann and Ms. Ranegar’s employment agreements, none of the executive officer’s employment agreements provide for an excise tax gross-up payment. While each of Mr. Pechmann and Ms. Ranegar are entitled to a tax gross-up payment for any federal excise tax imposed on severance payments that he or she receives, neither is expected to receive a tax-gross up payment in connection with the merger.

In connection with the departure of Mr. Lee from the Company on February 6, 2014, Mr. Lee entered into a separation and release agreement with the Company. The separation and release agreement provides for Mr. Lee’s general release and waiver of any claims against the Company and that Mr. Lee is entitled to receive a lump-sum cash severance payment of $3,280,614. In addition, Mr. Lee’s separation and release agreement provides that he is entitled to any earned but unpaid base salary. Mr. Lee will remain obligated to comply with the non-competition, confidential information, non-solicitation and non-interference provisions contained in his employment agreement.

James Roberts (Senior Vice President, Reinsurance) is not party to an employment agreement with the Company or any of its subsidiaries. If Mr. Roberts’ employment with the Company were terminated, he would be eligible for severance benefits pursuant to the Company’s severance guidelines.

AmTrust and National General Holdings Corp. (“National General”) jointly entered into separate letter agreements with each of William E. Hitselberger and Elliot S. Orol, on April 7 and 8, 2014, respectively. Pursuant to each agreement, ACP Re Ltd, AmTrust or National General will pay the respective executive a retention bonus of $300,000 on December 31, 2014, provided that he is still employed by either the Company or an affiliate of AmTrust as of that date or has been terminated, other than for performance-related reasons, by the Company or AmTrust or its affiliates prior to December 31, 2014. The retention bonus is not contingent upon the closing of the merger. Each letter agreement also requires that the executive not have breached the terms of any other agreement entered into between him and the Company or AmTrust or its affiliates prior to the payment of the retention bonus.

The estimated cost of the payments and benefits described above assuming the termination of each executive’s employment (whether involuntarily by the Company without cause or by the executive officer for good

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reason) immediately following the consummation of the merger on July 31, 2014 to the Company’s executive officers would be: Mr. Hitselberger, $1,125,208; Mr. Orol, $774,384; Mr. Dove, $678,530; Mr. Roberts, $175,009; Mr. Melnik, $398,453; Mr. Pechmann, $429,779; Ms. Ranegar, $612,594; and Ms. Wragg, $633,302.

Golden Parachute Compensation

The following table and the related footnotes present information about the compensation payable to the Company’s named executive officers (other than Mr. Lee and Mr. Maier) in connection with the merger as of July 31, 2014; information regarding Mr. Lee and Mr. Maier is based on their respective last date of employment. The compensation shown in this table is subject to a vote, on a non-binding advisory basis, of the shareholders of the Company at the special general meeting, as described herein under “Shareholder Advisory Vote on Certain Compensatory Arrangements.”

Name	Cash[1] ($)	Equity[2] ($)	Pension/ NQDC ($)	Perquisites/ Benefits[3] ($)	Tax Reimbursement ($)	Other ($)		Total (S)
William E. Hitselberger, Executive Vice President, Chief Financial Officer	$1,101,712	$0	$0	$23,496	$0	$300,000	[6]	$1,425,208
Elliot S. Orol, Senior Vice President, General Counsel and Secretary	$750,599	$0	$0	$23,785	$0	$300,000	[6]	$1,074,384
William F. Dove, Senior Vice President, Chief Risk Officer and Chief Actuary	$656,000	$0	$0	$22,530	$0	$0		$678,530
James Roberts, Senior Vice President, Reinsurance	$175,009	$0	$0	$0	$0	$0		$175,009
Michael H. Lee Former Chairman of the Board, President and Chief Executive Officer[4]	$3,256,966	$0	$0	$23,648	$0	$0		$3,280,614
Gary S. Maier Former Executive Vice President and Chief Underwriting Officer[5]	$0	$0	$0	$0	$0	$0		$0

[1]

Represents cash severance benefits that the executive would receive if the executive’s employment were terminated (whether involuntarily by the Company without cause, as defined in the respective agreement, or by the executive for good reason, as defined in the respective agreement). The executive would be entitled to such cash severance benefit regardless of whether his termination of employment occurred in anticipation of, or following, a change in control. None of the executives will receive an annual bonus in 2013 and none are expected to receive an annual bonus in 2014. Mr. Lee’s separation and release agreement does not provide for the payment to him of any payment in respect of a 2014 annual bonus but, in accordance with the terms of his employment agreement, provides for a cash lump sum severance payment.

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[2]	No executive holds outstanding equity awards for which vesting would be accelerated or in-the-money option awards for which vesting would be accelerated. Any stock option held by an executive will be cancelled in connection with the merger for no value.
[3]	Represents continued welfare benefits that executive would receive if the executive’s employment is terminated (whether involuntarily by the Company without cause, as defined in the respective agreement, or by the executive for good reason, as defined in the respective agreement). The executive would be entitled to such welfare benefit regardless of whether his termination of employment occurred in anticipation of, or following, a change in control.
[4]	Michael H. Lee resigned, effective February 6, 2014, from his position as Chairman of the Board and Chief Executive Officer.
[5]	Gary S. Maier resigned, effective as of October 4, 2013, from his position as Executive Vice President and Chief Underwriting Officer.
[6]	Amount attributable to the retention bonus to be paid pursuant to the letter agreements entered into on April 7 (Mr. Hitselberger) and April 8 (Mr. Orol), 2014, with AmTrust and National General.

Indemnification; Directors’ and Officers’ Insurance

Under the merger agreement, ACP Re has agreed to cause the surviving company to indemnify and hold harmless our current and former directors and officers, and our subsidiaries’ current and former directors and officers, against all claims, liabilities, losses, damages, judgments, fines, penalties, costs and expenses arising from the fact that such person is or was a director or officer of the Company or any of its subsidiaries and in respect of acts or omissions that occurred at or prior to the effective time, as well as against claims, liabilities, losses, damages, judgments, fines, penalties, costs and expenses based on, or arising out of or pertaining to, in whole or in part, the merger agreement or the transactions contemplated by it. The surviving company is also required under the merger agreement to maintain in its organizational documents provisions with respect to the exculpation and indemnification of the current and former directors and officers of the Company that are at least as favorable as those currently set forth in the Company’s memorandum of association and bye-laws.

In addition, under the merger agreement, the Company will purchase a single payment, run-off policy of directors’ and officers’ liability insurance covering our current and former directors and officers, and our subsidiaries’ current and former directors and officers, which will remain in effect for a period of six years from the effective time of the merger. This policy will have coverage comparable to the currently existing directors’ and officers’ liability insurance policy.

The current and former directors and officers of the Company will have the right to enforce the provisions of the merger agreement relating to their indemnification.

Material U.S. Federal Income Tax Consequences of the Merger

The following is a summary of the material U.S. federal income tax consequences of the merger to U.S. holders and non-U.S. holders (as defined below) whose common shares are converted into the right to receive cash in the merger. This summary does not purport to consider all aspects of U.S. federal income taxation that might be relevant to our shareholders. For purposes of this discussion, we use the term “U.S. holder” to mean a beneficial owner of the Company’s common shares that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any of its political subdivisions;

•	a trust that (i) is subject to the supervision of a court within the United States and the control of one or more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

For purposes of this discussion, we use the term “non-U.S. holder” to mean a beneficial owner of the Company’s common shares that is not a U.S. holder or a partnership or other entity treated as a partnership for U.S. federal income tax purposes.

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If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds common shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. A partner of a partnership holding common shares should consult the partner’s tax adviser regarding the U.S. federal income tax consequences of the merger to such partner.

This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations promulgated thereunder, judicial authorities, and administrative rulings, all of which are subject to change, possibly with retroactive effect. The discussion applies only to beneficial owners who hold common shares as capital assets, and does not apply to shareholders who validly exercise their appraisal rights under the Companies Act or to certain types of beneficial owners who may be subject to special rules (such as insurance companies, banks, tax-exempt organizations, financial institutions, broker-dealers in securities or currencies, partnerships, S corporations or other pass-through entities, mutual funds, traders in securities who elect the mark-to-market method of accounting, shareholders subject to the alternative minimum tax, U.S. expatriates, shareholders that have a functional currency other than the U.S. dollar or shareholders who hold common shares as part of a hedge, straddle, constructive sale or conversion transaction). This discussion also does not address the receipt of cash in connection with the vesting of restricted shares, or any other matters relating to equity compensation or benefit plans. This discussion does not address any aspect of state, local or foreign tax laws, nor does it address any aspect of estate or gift taxation.

U.S. Holders

Exchange of Common Shares for Cash Pursuant to the Merger Agreement.

The receipt of cash in exchange for the Company’s common shares in the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder whose shares are converted into the right to receive cash in the merger will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received with respect to such shares (determined before the deduction of any applicable withholding taxes) and the U.S. holder’s adjusted tax basis in such shares. A U.S. holder’s adjusted tax basis generally will equal the price the U.S. holder paid for such shares. Gain or loss will be determined separately for each block of common shares (i.e., common shares acquired at the same cost in a single transaction). Such gain or loss will be long-term capital gain or loss, provided that the U.S. holder’s holding period for such shares is more than 12 months at the effective time. Short-term capital gains are subject to U.S. federal income tax at the same rates as ordinary income. Long-term capital gains of non-corporate U.S. holders are eligible for reduced rates of taxation. There are limitations on the deductibility of capital losses.

Backup Withholding and Information Reporting.

Backup withholding of tax (at the rate of 28%) may apply to cash payments to which a non-corporate U.S. holder is entitled under the merger agreement, unless the U.S. holder or other payee provides a taxpayer identification number and otherwise complies with the backup withholding rules. Each of our U.S. holders should complete the Substitute Form W-9 included as part of the letter of transmittal and return it to the paying agent, in order to provide the information necessary to avoid backup withholding, unless an exemption applies and is established in a manner satisfactory to the paying agent.

Backup withholding is not an additional tax. Any amounts withheld from cash payments to a U.S. holder pursuant to the merger under the backup withholding rules will be allowable as a refund or a credit against such U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Cash payments made pursuant to the merger will also be subject to information reporting unless an exemption applies.

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Non-U.S. Holders

Exchange of Common Shares for Cash Pursuant to the Merger Agreement.

Any gain realized upon the receipt of cash in exchange for the Company’s common shares in the merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless: (i) the gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States, and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the non-U.S. holder in the United States or (ii) the non-U.S. holder is a nonresident alien individual who will be present in the United States for 183 days or more during the taxable year of the merger, and certain other requirements are met.

Unless an applicable income tax treaty provides otherwise, gain described in clause (i) of the preceding paragraph will be subject to U.S. federal income tax on a net income basis in the same manner as if the non-U.S. holder recognizing such gain were a U.S. holder. A non-U.S. holder that is a corporation also may be subject to a branch profits tax equal to 30% (or such lower rate specified by an applicable income tax treaty) of a portion of its effectively connected earnings and profits for the taxable year. Gain recognized by an individual non-U.S. holder described in clause (ii) of the preceding paragraph will be subject to U.S. federal income tax at a flat 30% rate (unless an applicable income tax treaty provides otherwise), but may be offset by U.S. source capital losses (even though the individual is not considered a resident of the United States for U.S. federal income tax purposes).

Backup Withholding and Information Reporting.

Backup withholding of tax (at the rate of 28%) may apply to cash payments to which a non-U.S. holder is entitled under the merger agreement unless the non-U.S. holder furnishes the required certification as to its non-U.S. status by providing the applicable Internal Revenue Service Form W-8 or by otherwise establishing that such non-U.S. holder is not subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld from cash payments to a non-U.S. holder pursuant to the merger under the backup withholding rules will be allowable as a refund or a credit against such non-U.S. holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the Internal Revenue Service.

Cash payments made pursuant to the merger may also be subject to information reporting unless an exemption applies.

The U.S. federal income tax consequences described above are not intended to constitute a complete description of all tax consequences relating to the merger. Because individual circumstances may differ, each shareholder should consult the shareholder’s tax adviser regarding the applicability of the rules discussed above to the shareholder and the particular tax effects to the shareholder of the merger in light of such shareholder’s particular circumstances, the application of state, local and foreign tax laws, and, if applicable, the tax consequences of the receipt of cash in connection with the cancellation of restricted share units.

Regulatory Approvals

The Company has insurance company subsidiaries and affiliates that are domiciled or deemed to be “commercially domiciled” in Bermuda, California, Florida, Illinois, Maine, Massachusetts, New Hampshire, New Jersey and New York. The insurance laws of these jurisdictions require an acquiring person to obtain the approval of the applicable insurance regulator prior to the direct or indirect acquisition of control of an insurance company that is domiciled or commercially domiciled therein. ACP Re, AmTrust and NGHC have filed formal applications with the applicable insurance regulatory authorities for the approval of the merger and those applications are currently under review. Although the Company and ACP Re do not expect the applicable insurance regulators to withhold their approvals, there is no assurance that such approvals will be obtained. In addition, the merger agreement limits the conditions that ACP Re is required to accept in connection

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with obtaining such approvals. There is no assurance that an insurance regulator will not impose a “burdensome condition” on its approval of ACP Re’s application that ACP Re will not be required to accept under the merger agreement. See “The Merger Agreement—Filings; Other Actions.”

In addition, the insurance laws and regulations of certain U.S. states require that, prior to an acquisition of an insurance company doing business in that state or licensed by that state (or the acquisition of its holding company), a notice filing that discloses certain market share data in that jurisdiction must be made and an applicable waiting period must expire or be terminated.

Under the HSR Act, and the rules promulgated thereunder by the FTC, the merger cannot be completed until each of the Company and ACP Re file a notification and report form with the FTC and the Antitrust Division of the DOJ under the HSR Act and the applicable waiting period has expired or been terminated. Each of the Company and ACP Re filed such a notification and report form on January 17, 2014 and each requested early termination of the applicable waiting period. On January 30, 2014, the FTC notified the parties that their request for early termination of the applicable waiting period under the HSR Act had been granted. At any time before or after consummation of the merger, notwithstanding the termination of the waiting period under the HSR Act, the Antitrust Division of the DOJ or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of the Company or ACP Re. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

Litigation Relating to the Merger

On January 14, 2014, a purported shareholder of the Company (Derek Wilson) filed a purported class action complaint against the Company, certain of its current and former officers and directors, ACP Re, Merger Sub, and AmTrust in the United States District Court for the Southern District of New York, which we refer to as the Wilson Complaint. The Wilson Complaint alleges that the members of the Company’s board of directors breached their fiduciary duties owed to the shareholders of the Company under Bermuda law by approving the Company’s entry into the merger agreement and failing to take steps to maximize the value of the Company to its public shareholders, and that the Company, ACP Re, Merger Sub, and AmTrust aided and abetted such breaches of fiduciary duties. The Wilson Complaint also alleges, among other things, that the proposed transaction undervalues the Company, that the process leading up to the merger agreement was flawed, and that certain provisions of the merger agreement improperly favor ACP Re and discourage competing offers for the Company. The Wilson Complaint further alleges oppressive conduct by the directors against the Company’s shareholders in violation of Bermuda law. The Wilson Complaint seeks, among other things, declaratory and injunctive relief concerning the alleged fiduciary breaches, injunctive relief prohibiting the defendants from consummating the proposed transaction, rescission of the merger agreement to the extent already implemented, and other forms of equitable relief. On February 27, the same purported shareholder filed an amended complaint alleging, in addition, that the Company and the directors disseminated a materially false and misleading preliminary proxy statement regarding the merger agreement in violation of sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder, which we refer to as the Wilson Amended Complaint. On March 3, 2014, another purported shareholder (David Raul) filed a purported class action complaint against the Company, certain of its current and former officers and directors, ACP Re, Merger Sub, and AmTrust, also in the United States District Court for the Southern District of New York, which we refer to as the Raul Complaint. The Raul Complaint alleges that the defendants disseminated a materially false and misleading preliminary proxy statement regarding the merger agreement in violation of sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9. On May 12, 2014, the United States District Court for the Southern District of New York issued an order consolidating the Wilson and Raul actions, which, as so consolidated, we refer to as the Consolidated Federal Action. On May 22, 2014, the Court issued an order appointing Wilson and George Strum, another purported shareholder of the Company, as co-lead plaintiffs in the Consolidated Federal Action and appointing Robbins Arroyo LLP and WeissLaw LLP as co-lead counsel.

On March 24, 2014, two purported shareholders of the Company (Dmitriy Bekkerman and Glenn Austin Wester) filed a purported class action and shareholder derivative complaint against the Company, certain of its current and former officers and directors, and Tower Group, Inc., in the Supreme Court of the State of New York, County of New York, which we refer to as the Bekkerman Complaint. The Bekkerman Complaint alleges, among other things, that the members of the Company’s board of directors breached their fiduciary duties owed to the shareholders of the Company by failing to exercise appropriate oversight over the conduct of the Company’s business, awarding Michael Lee excessive compensation, approving the Company’s entry into the original agreement and plan of merger, failing to take steps to maximize the value of the Company to its public shareholders, and misrepresenting or omitting material information in connection with the proposed transaction, and that the Company and Tower Group, Inc. aided and abetted such breaches of fiduciary duties. The Bekkerman Complaint also alleges, among other things, that Michael Lee was unjustly enriched as a result of the compensation he received while allegedly breaching his fiduciary duties and by selling stock while in the possession of material, adverse, non-public information. The Bekkerman Complaint seeks, among other things, an award of money damages, declaratory and injunctive relief concerning the alleged fiduciary breaches, injunctive relief prohibiting the defendants from consummating the proposed transaction, rescission of the merger agreement to the extent already implemented, and other forms of equitable relief. On May 16, 2014, the defendants removed the Bekkerman action to the United States District Court for the Southern District of New York, and requested that it be designated as related to the Consolidated Federal Action. On June 3, 2014, the United States District Court for the Southern District of New York accepted the designation of the Bekkerman Complaint as related to the Consolidated Federal Action. The defendants believe that each of the foregoing complaints is without merit and intend to defend the actions vigorously.

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THE MERGER AGREEMENT

This section describes the material terms of the merger agreement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A-1 and Annex A-2 and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully in its entirety. This section is not intended to provide you with any factual information about us. Such information can be found elsewhere in this proxy statement and in the public filings we make with the SEC, as described in the section entitled, “Where You Can Find More Information,” beginning on page 82.

Explanatory Note Regarding the Merger Agreement

The merger agreement is included to provide you with information regarding its terms. The representations, warranties and covenants made in the merger agreement by the Company, ACP Re and Merger Sub were qualified and subject to important limitations agreed to by the Company, ACP Re and Merger Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to close the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and to reports and documents filed with the SEC and, in some cases, were qualified by disclosures that were made by each party to the other that were not reflected in the merger agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement, and subsequent developments or new information qualifying a representation or warranty may have been included in or incorporated by reference into this proxy statement.

Effects of the Merger; Directors and Officers; Memorandum of Association and Bye-laws

The merger agreement provides for the merger of Merger Sub with and into the Company upon the terms, and subject to the conditions, set forth in the merger agreement. As the surviving company, the Company will continue to exist following the merger.

The board of directors and officers of Merger Sub immediately prior to the effective time shall be the directors and officers of the surviving company until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

The memorandum of association of the surviving company will be in the form of the memorandum of association of Merger Sub and the bye-laws of the surviving company will be in the form of the bye-laws of Merger Sub (except with respect to the name of the Company) until amended as provided therein or pursuant to applicable law. The memorandum of association and bye-laws of the surviving company will include provisions with respect to the exculpation and indemnification of the current and former directors and officers of the Company that are at least as favorable as those currently set forth in the Company’s memorandum of association and bye-laws.

Following the completion of the merger, our common shares will be delisted from the NASDAQ and deregistered under the Exchange Act, and will cease to be publicly traded.

Closing and Effective Time of the Merger

The closing of the merger is expected to occur no later than the third business day following the date on which the last of the conditions to the closing of the merger (described under “The Merger Agreement—Conditions to the Merger”) have been satisfied or waived (other than the conditions that by their nature are to be satisfied at the closing of the merger, but subject to the satisfaction or written waiver of those conditions at that time).

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The merger will become effective upon the date specified in the certificate of merger issued by the Registrar. Under the terms of the merger agreement, the Company and ACP Re agreed that they will request the Registrar to provide in the certificate of merger that the effective time will be the closing date of the merger.

Treatment of Common Shares

Common Shares

At the effective time, each issued and outstanding common share of the Company immediately prior thereto (other than common shares held by the Company, ACP Re, Merger Sub or any other direct or indirect wholly owned subsidiary of ACP Re, and common shares of the Company held by shareholders who properly exercise appraisal rights under the Companies Act with respect to such shares) will be cancelled and converted into the right to receive the merger consideration, without interest, less any applicable withholding taxes. Common shares owned by the Company, ACP Re, Merger Sub or any other direct or indirect wholly owned subsidiary of ACP Re will be cancelled without payment of consideration with respect thereto. Common shares owned by shareholders who have perfected and not withdrawn a demand for, or lost the right to, appraisal rights under the Companies Act will be cancelled without payment of consideration. Such shareholders will instead be entitled to the fair value of their common shares as determined under the Companies Act and as described under “Appraisal Rights.”

Restricted Shares

Except as provided below, at the effective time of the merger, each restricted share of the Company issued and outstanding and subject to forfeiture will become fully vested without restrictions and will be treated as an unrestricted common share of the Company. Each director or officer who holds any restricted shares will be entitled to receive the merger consideration with respect thereto.

Treatment of Options and Restricted Share Units

At the effective time of the merger, each outstanding option to acquire Company common shares, whether granted under the Company’s 2013 Long-Term Equity Plan or 2004 Long-Term Equity Plan (as amended and restated, effective May 15, 2008), which we refer to as the long-term equity plans, will become vested and exercisable as of the Effective Time and will be exchanged for a cash payment equal to the product of (A) the number of the Company’s common shares subject to the stock option and (B) the excess, if any, of (1) the merger consideration over (2) the exercise price per share subject to such stock option.

Each outstanding restricted share unit granted under the Company’s long-term equity plans will become fully vested and exchanged for a cash payment equal to the merger consideration.

Exchange and Payment Procedures

At or prior to the effective time, ACP Re will deposit, or will cause to be deposited, with the paying agent, an amount in cash sufficient to pay the aggregate merger consideration to the holders of our common shares. ACP Re will, or will cause the surviving company to, promptly replace or restore the cash deposited with the paying agent to ensure that the amounts on deposit with the paying agent are at all times sufficient to satisfy ACP Re’s obligations to pay the merger consideration to the Company’s shareholders.

Each record holder of common shares of the Company (other than common shares held by the Company, ACP Re, Merger Sub or any other direct or indirect wholly owned subsidiary of ACP Re, and common shares held by shareholders who properly exercise appraisal rights under the Companies Act with respect to such shares) will receive a letter of transmittal describing how it may exchange its common shares for the merger consideration shortly after the completion of the merger. With respect to common shares held by The Depository Trust Company, or DTC, the paying agent will transmit to DTC an amount in cash in immediately available funds equal to the

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number of our common shares held of record by DTC immediately prior to the effective time, multiplied by the merger consideration. DTC will then appropriately credit the accounts of the holders of our common shares that are held by DTC.

You should not return your share certificates with the enclosed proxy card, and you should not forward your share certificates to the paying agent without a letter of transmittal.

You will not be entitled to receive the merger consideration until you deliver a duly completed and executed letter of transmittal to the paying agent. If your shares are certificated, you must also surrender your share certificate or certificates to the paying agent. If ownership of your shares is not registered in the register of members of the Company, a check for any cash to be delivered will only be issued if the applicable letter of transmittal is accompanied by all documents reasonably required to evidence and effect transfer and to evidence that any applicable taxes have been paid or are not applicable.

No interest will be paid or accrued on the cash payable as the merger consideration as provided above. ACP Re, the surviving company and the paying agent will be entitled to deduct and withhold any applicable taxes from the merger consideration. Any sum that is withheld will be deemed to have been paid to the person with regard to whom it is withheld.

From and after the effective time, there will be no transfers on our share transfer books of common shares that were issued and outstanding immediately prior to the effective time. If, after the effective time, any person presents to the surviving company, ACP Re or the paying agent, any certificates or any transfer instructions relating to shares cancelled in the merger, such person will be given a copy of the letter of transmittal and told to comply with the instructions in that letter of transmittal in order to receive the cash to which such person is entitled.

At any time following the first anniversary of the closing date, the surviving company will be entitled to require the paying agent to deliver to it any funds deposited with the paying agent that remain unclaimed by former record holders of our common shares. Record holders of our common shares who have not complied with the above-described exchange and payment procedures will thereafter be entitled to look only to ACP Re and the surviving company for payment of the merger consideration. Any amounts remaining unclaimed by former record holders of our common shares at such time at which such amounts would otherwise escheat to any governmental authority shall become, to the extent permitted by applicable law, the property of ACP Re or its designee, free and clear of all claims or interest of any person previously entitled thereto.

If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the merger consideration, you will have to complete an affidavit of the loss, theft or destruction, and, if required by the surviving company, post a bond in a reasonable amount as indemnity against any claim that may be made against the surviving company with respect to such certificate. These procedures will be described in the letter of transmittal that you will receive, which you should read carefully in its entirety.

No Financing Covenants or Conditions

The merger is not subject to any financing covenants or conditions. We anticipate that the total funds needed to complete the merger will be approximately $143.3 million. ACP Re has informed us that it will fund this amount through a combination of cash at ACP Re and the proceeds from the issuance of notes to AmTrust and/or NGHC that will occur substantially simultaneously with the consummation of the merger.

Pursuant to the guaranty, the Karfunkel Trust has unconditionally and irrevocably guaranteed ACP Re’s payment of the aggregate merger consideration and the expenses required to be paid by ACP Re and Merger Sub under the merger agreement. See “Other Related Agreements—Guaranty.”

Representations and Warranties

We made customary representations and warranties in the merger agreement that are subject to matters the Company disclosed in documents filed with the SEC and to specified exceptions and qualifications contained in the merger agreement or in the disclosure schedule the Company delivered in connection with the merger agreement. These representations and warranties relate to, among other things:

•	the organization, existence and good standing of the Company and its subsidiaries and their authority to carry on their businesses;

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•	our capitalization;

•	our corporate power and authority to enter into, and consummate the transactions under, the merger agreement, and the enforceability of the merger agreement against us;

•	the absence of violations of, or conflicts with, our governing documents, applicable law and certain agreements as a result of our entering into and performing our obligations under the merger agreement;

•	governmental permits, consents and approvals required to consummate the merger;

•	our SEC filings since January 1, 2012, the financial statements included therein, the absence of material undisclosed liabilities, and our disclosure controls and procedures and internal controls over financial reporting;

•	the absence of a material adverse effect (as described below) and the absence of certain other changes or events since December 31, 2012;

•	the absence of legal proceedings and governmental orders against us and our subsidiaries;

•	compliance with applicable laws, licenses and permits;

•	tax matters;

•	employee benefit plans;

•	labor matters;

•	investment assets;

•	intellectual property;

•	the absence of applicable anti-takeover laws;

•	real property;

•	material contracts;

•	insurance subsidiaries;

•	agents and brokers;

•	statutory financial statements;

•	agreements with insurance regulators;

•	reinsurance;

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•	the reserves of our insurance subsidiaries;

•	the receipt of fairness opinions from J.P. Morgan and BofA Merrill Lynch;

•	the absence of any undisclosed broker’s, finder’s or investment banker’s fees; and

•	insurance maintained by us.

Many of our representations and warranties are qualified by, among other things, exceptions relating to the absence of a “material adverse effect.” The phrase “material adverse effect” is defined in the merger agreement to mean any effect, change, event or occurrence that, alone or in combination, has had a material adverse effect on the business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole. For purposes of the definition, however, any effect, change, event or occurrence that results from or arises out of the following factors will not be deemed to have, or contribute to, a “material adverse effect”:

•	changes or conditions generally affecting the property catastrophe insurance industry in the geographic regions in which the Company and its subsidiaries operate or underwrite insurance, including natural disasters, except to the extent any such change or condition has a disproportionate effect on the Company or any of its subsidiaries as compared to the companies listed in the most recent proxy statement filed by the Company with the SEC prior to the date of the merger agreement as the Company’s “peer group”;

•	general economic or regulatory, legislative or political conditions or securities, credit, financial or other capital market conditions in any jurisdiction, except to the extent any such change or condition has a disproportionate effect on the Company or any of its subsidiaries as compared to the companies listed in the most recent proxy statement filed by the Company with the SEC prior to the date of the merger agreement as the Company’s “peer group”;

•	any change or announcement of a potential change, in and of itself, in the Company’s or any of its subsidiaries’ credit, financial strength or claims-paying ratings or such ratings of any of the Company’s or its subsidiaries’ businesses;

•	any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period;

•	geopolitical conditions, the outbreak or escalation of hostilities, any acts of war (whether or not declared), sabotage, terrorism or man-made disaster, or any escalation or worsening of any such hostilities, acts of war (whether or not declared), sabotage, terrorism or man-made disaster, except to the extent any such change or condition has a disproportionate effect on the Company or any of its subsidiaries as compared to the companies listed in the most recent proxy statement filed by the Company with the SEC prior to the date of the merger agreement as the Company’s “peer group”;

•	the execution and delivery of the merger agreement or the public announcement or pendency of the transactions contemplated by the merger agreement or the quota share reinsurance agreements, including the impact thereof on the relationships of the Company or any of its subsidiaries with employees, labor unions, customers, brokers, agents, financing sources, business partners, regulators or reinsurance providers, and including any lawsuit, action or other proceeding with respect to the transactions contemplated by the merger agreement;

•	any change, in and of itself, in the market price or trading volume of the Company’s or any of its subsidiaries’ securities;

•	any change in applicable law, regulation, generally accepted accounting principles, or GAAP, in applicable statutory accounting practices, or SAP, except to the extent any such change or condition has a disproportionate effect on the Company or any of its subsidiaries as compared to the companies listed in the most recent proxy statement filed by the Company with the SEC prior to the date of the merger agreement as the Company’s “peer group”;

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•	any action required to be taken by the Company, or that the Company is required to cause one of its subsidiaries to take, pursuant to, or any failure of the Company or any of its subsidiaries to take an action prohibited by, the terms of the merger agreement, the quota share reinsurance agreements or the MGA agreements;

•	the cancellation or termination of any policies or contracts of insurance written by any of the Company’s insurance subsidiaries, the termination or commutation of any reinsurance assumed by any of the Company’s insurance subsidiaries or the failure of any of the Company’s insurance subsidiaries, or all of them, to write or renew any insurance or reinsurance business;

•	any failure by the Company to file or furnish any report, schedule, form, statement or other document or information required to be filed by the Company with, or furnished by the Company to, the SEC;

•	any continued adverse results of the Company’s operations or deterioration of the Company’s financial condition resulting from (A) losses and loss adjustment expenses incurred under new, renewal or in-force insurance and reinsurance related policies, insurance and reinsurance related contracts, and insurance and reinsurance related binders, (B) the operating expenses, including acquisition expenses, associated with maintaining the agency relationships, the employees and the facilities of the Company and its subsidiaries to operate their respective businesses through the closing of the merger in the ordinary course of business, in accordance with the terms of the transaction agreements and (C) the failure of loss reserves of the Company and its Subsidiaries, including reserves for losses incurred but not reported, to be sufficient to cover losses for which they are established; or

•	any facts or circumstances disclosed in any of the Company’s SEC reports filed prior to the date of the amendment (excluding any such disclosures set forth in any section of such reports entitled “risk factors” or “forward-looking statements” to the extent they are cautionary, predictive or forward looking in nature)”.

The merger agreement also contains customary representations and warranties made by ACP Re and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement. The representations and warranties of ACP Re and Merger Sub relate to, among other things:

•	their organization, existence, good standing and authority to carry on their businesses;

•	their corporate power and authority to enter into, and consummate the transactions under, the merger agreement, and the enforceability of the merger agreement against them;

•	the absence of violations of, or conflicts with, their governing documents, applicable law and certain agreements as a result of entering into and performing their obligations under the merger agreement and completing the merger;

•	governmental permits, consents and approvals required to consummate the merger;

•	the ownership and operation of Merger Sub;

•	the ability of ACP Re, Merger Sub and the Karfunkel Trust to pay the aggregate merger consideration and other amounts required to be paid in connection with the consummation of the transactions contemplated by the merger agreement;

•	the absence of contracts between ACP Re, Merger Sub and their affiliates and any member of our management or board of directors or pursuant to which any holder of common shares would be entitled to receive consideration of a different amount or nature than the merger consideration;

•	the absence of any undisclosed broker’s, finder’s or investment banker’s fees;

•	the accuracy of certain information contained in this proxy statement;

•	the absence of material litigation;

•	the absence of ownership of the Company’s common shares by ACP Re and Merger Sub; and

•	the solvency of the Company upon the consummation of the merger.

The representations and warranties in the merger agreement of each of the Company, ACP Re and Merger Sub will terminate upon the consummation of the merger or the termination of the merger agreement pursuant to its terms.

Conduct of Our Business Pending the Merger

Under the merger agreement, we have agreed that, subject to certain exceptions in the merger agreement and the disclosure schedule we delivered in connection with the merger agreement, between the date of the merger agreement and the effective time, except as required by applicable law, or unless ACP Re otherwise gives its prior

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written consent, we will carry on our businesses in all material respects in the ordinary course. In addition, we will use our commercially reasonable efforts to preserve substantially intact our business organization and preserve existing relations with employees, key customers, reinsurance providers and other persons with whom we have significant business relationships. Finally, we have agreed, except as required by applicable law, as contemplated by the merger agreement, as described in our disclosure schedule, or as ACP Re otherwise consents in writing (such consent not to be unreasonably withheld, delayed or conditioned) not to do, or permit any of our subsidiaries to do, any of the following:

•	issue, sell or grant any equity-based securities (other than pursuant to the vesting, settlement or exercise of existing options, restricted shares or restricted share units in accordance with the Company’s plans), redeem, repurchase or acquire any of its equity-based securities, in the case of the Company, establish a record date for, declare, set aside for payment or pay any dividend or make any distribution in respect of its capital stock, or split, combine, subdivide or reclassify any of its shares;

•	incur any indebtedness for borrowed money, issue or sell any debt securities, guarantee any such indebtedness or any debt securities of another person or enter into any “keep well” or other agreement to maintain any financial statement condition of another person (subject to certain exceptions), enter into any swap or hedging transaction or other derivative agreements other than in the ordinary course of business and consistent with the Company’s investment guidelines or make any loans, capital contributions or advances to any person other than to the Company or any subsidiary of the Company, in the ordinary course of business and consistent with the Company’s investment guidelines;

•	adopt or implement any shareholder rights plan;

•	sell or lease to any person, in a single transaction or series of related transactions, any of its properties or assets whose value or purchase price exceeds $100,000 individually or $1.0 million in the aggregate;

•	make or authorize capital expenditures in excess of $1.0 million in the aggregate;

•	acquire the capital stock or a material portion of the assets of any other person;

•	except as required pursuant to the terms of any company employee benefit plan or other written agreement, in each case, in effect on the date of the merger agreement, grant to any director or employee any increase in salary or bonus, grant to any director, officer, consultant or employee any increase in severance, retention or termination pay, establish, adopt, enter into or amend in any material respect any company employee benefit plan or collective bargaining agreement or enter into any employment, consulting, severance or termination agreement with any director, officer, consultant or employee of the Company or any subsidiary of the Company;

•	make any material changes in financial accounting methods, principles or practices, except insofar as may be required by concurrent changes in GAAP, SAP or applicable law;

•	amend the Company’s memorandum of association or amend in any material respect the comparable organizational documents of any subsidiary in a manner that would reasonably be expected to prevent or to impede, interfere with, hinder or delay the consummation of the transactions contemplated by the merger agreement;

•	adopt or enter into any plan or agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

•	grant any lien (other than permitted liens) on any of its material assets;

•

waive, release, assign, settle or compromise any pending or threatened lawsuit against the Company or any of its subsidiaries for a cash settlement amount of more than $500,000 individually or $2.5 million

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in the aggregate, except in connection with policy-based insurance claims made against an insurance subsidiary in the ordinary course of business (other than claims in respect of extra-contractual obligations), or which concedes any fault or wrongdoing on the part of the Company or any of its subsidiaries or imposes any material restrictions on any of their future activities;

•	except as required by law, make any material tax election or settle or compromise any material tax liability or material tax refund;

•	acquire or dispose of any investment assets in any manner inconsistent with the Company investment guidelines;

•	amend, modify or otherwise change the Company’s investment guidelines, underwriting guidelines or actuarial or reserving practices in any material respect;

•	enter into any new quota share or other reinsurance transaction pursuant to which insurance subsidiaries of the Company cede premiums to any person other than the Company or any of its subsidiaries, in each case other than renewals of existing agreements in the ordinary course of business and other than the quota share reinsurance agreements;

•	enter into or engage in the business of selling any products or services materially different from existing products or services of the Company and its subsidiaries or enter into or engage in new lines of business;

•	pay any bonus or incentive compensation or any severance in each case in excess of amounts accrued as of the date of the merger agreement;

•	enter into any lease of real property providing for annual rental payments in excess of $25,000;

•	acquire any adverse development cover or similar insurance coverage;

•	enter into any agreement resulting in the transfer of loss or unearned premium reserves or renewal rights to a third party;

•	enter into any agreement or arrangement requiring the Company to make investments in or provide additional capital to any of its subsidiaries, except that the Company or any subsidiary is permitted to issue a guaranty or “keep well” to another such entity under the following circumstances: (i) a regulator having jurisdiction over the relevant entities has required in writing such guaranty or “keep well,” (ii) the Company has made reasonable efforts to facilitate discussions between ACP Re and such regulator concerning such guaranty or “keep well,” (iii) such guaranty or “keep well” does not impose any obligation or liability on ACP Re, and certain of its affiliates or their respective subsidiaries (determined prior to closing) and (iv) such guaranty or “keep well” does not require the Company or any subsidiary of the Company to conduct a capital raise or other financing from third parties;

•	enter into any agreement, arrangement or understanding between the Company or any of its subsidiaries, on the one hand, and any officer or director of the Company or any of its subsidiaries, affiliate or family member of any such officer or director, on the other hand; or

•	authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions.

The merger agreement also requires the Company to develop and implement a plan (in cooperation with ACP Re, to the extent permitted by applicable law) for the reduction of operating expenses that are determined to be unnecessary in light of developing operating conditions.

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No Solicitation of Other Offers; Adverse Recommendation Change

The merger agreement provides that the Company shall, and shall cause each of its subsidiaries to, and shall instruct and use its reasonable best efforts to cause its officers, directors, employees, consultants, agents, financial advisers, investment bankers, attorneys, accountants, other advisers, affiliates and other representatives to, cease any solicitations, discussions or negotiations with any persons that may be ongoing with respect to a takeover proposal (as described below) and not, directly or indirectly, except as described below:

•	solicit, initiate or knowingly facilitate or encourage any inquiries regarding, or the making of any proposal that constitutes, or would reasonably be expected to lead to, any takeover proposal;

•	participate in any discussions or negotiations regarding, or furnish to any other person any information in connection with, or for the purpose of, encouraging or facilitating a takeover proposal; or

•	enter into any letter of intent or agreement with respect to a takeover proposal.

The Company, however, is permitted to waive, and choose not to enforce, any provision of any standstill or confidentiality agreement with any person that would prohibit such person from confidentially communicating a takeover proposal to the board of directors.

If the Company receives a takeover proposal, in circumstances not otherwise involving a material breach of the foregoing “no solicitation” provisions, which is, or could reasonably be expected to lead to, a superior proposal (as described below), then the Company may:

•	contact the party making the takeover proposal to clarify its terms and conditions;

•	furnish information regarding the Company and its subsidiaries to the person making the takeover proposal pursuant to a customary confidentiality agreement, provided that the Company shall concurrently provide to ACP Re any information concerning the Company and its subsidiaries that is provided to such person that was not previously provided to ACP Re; and

•	engage in discussions or negotiations with the person making the takeover proposal.

Prior to taking any of the actions set forth in the previous two bullet points, however, the Company is required to notify ACP Re promptly (but in no event more than two business days) after receiving the takeover proposal and to disclose to ACP Re the material terms and conditions of, and the identity of the person making, the takeover proposal. The Company also is required to keep ACP Re informed of any material developments with respect to the takeover proposal.

The Company also has agreed that neither the board of directors nor any committee of the board of directors will, except as described below:

•	(i) withhold, qualify or withdraw (or modify in a manner adverse to ACP Re), or publicly propose to withhold, qualify or withdraw (or modify in a manner adverse to ACP Re) the board of directors’ recommendation that the Company’s shareholders approve the merger agreement or fail to include such recommendation in this proxy statement, (ii) take any action to exempt any person (other than ACP Re and its affiliates) from the provisions of any applicable anti-takeover law or (iii) recommend the approval or adoption of, or approve or adopt, or propose publicly to recommend, approve or adopt any takeover proposal, any such action being referred to in the merger agreement and in this proxy statement as an adverse recommendation change; or

•	authorize, cause or permit the Company or any of its subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement or other similar agreement related to any takeover proposal (other than a customary confidentiality agreement, as referenced above).

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Notwithstanding the foregoing, prior to receipt of shareholder approval of the merger agreement, if the Company has received a takeover proposal that the board of directors determines in good faith is a superior proposal, the board of directors may cause the Company to terminate the merger agreement and enter into a definitive agreement with respect to the superior proposal, provided that the Company concurrently pays or had previously paid to ACP Re the termination fee described in “—Termination Fee” below. The Company must give ACP Re at least three business days’ written notice, which is referred to as the notice period, of its intention to take the foregoing actions, including with such written notice the most current version of the proposed acquisition agreement, and negotiate with ACP Re in good faith to make such adjustments in the terms and conditions of the merger agreement such that the takeover proposal ceases to be a superior proposal. In the event there is a material revision of the takeover proposal, the Company must notify ACP Re of the revisions, and the notice period will be extended by two business days. There may be multiple extensions of the notice period in the event of multiple revisions of the takeover proposal. The Company may terminate the merger agreement and enter into a definitive agreement relating to the takeover proposal at the end of the notice period if the board of directors determines in good faith (after consultation with its financial advisers and outside legal counsel) that the takeover proposal would continue to constitute a superior proposal notwithstanding the changes proposed by ACP Re.

In addition, the board of directors may, at any time prior to receipt of shareholder approval of the merger, make an adverse recommendation change if it determines in good faith (after consultation with its financial advisers and outside legal counsel) that, as a result of a development, occurrence, state of facts or change (other than a takeover proposal or any improvement in the Company’s business, financial condition or result of operations to the extent arising out of or resulting from the transactions contemplated by the quota share reinsurance agreements) with respect to the Company that was not known to the board of directors as of or prior to the execution of the merger agreement, the failure to take such action would be inconsistent with its fiduciary duties under applicable law. Prior to making an adverse recommendation change, however, the Company must give ACP Re three business days’ written notice of the board of director’s intention to make the adverse recommendation change and take into account any changes in the merger agreement that are subsequently proposed by ACP Re.

The merger agreement defines the term “takeover proposal” to mean any bona fide written inquiry, indication of interest, proposal or offer from any person (other than ACP Re and its subsidiaries) relating to:

•	any direct or indirect acquisition or purchase, including pursuant to any merger, consolidation, share exchange, business combination, recapitalization, reorganization, restructuring, liquidation, dissolution or similar transaction, of 15% or more of the consolidated revenue, net income or assets of the Company and its subsidiaries or 15% or more of any class of voting or equity securities of the Company; or

•	any tender offer or exchange offer that, if consummated, would result in any person beneficially owning 15% or more of any class of equity or voting securities of the Company.

The merger agreement defines the term “superior proposal” to mean any takeover proposal relating to 50% or more of the consolidated revenue, net income or assets of the Company and its subsidiaries or 50% or more of any class of equity or voting securities of the Company that the board of directors has determined in its good faith judgment, after consultation with the Company’s financial advisers and outside legal counsel and taking into account all relevant legal, regulatory, financial and other aspects of such proposal is more favorable to the shareholders than the merger (after taking into account any changes to the terms of the merger agreement proposed by ACP Re).

Shareholders Meeting

Unless the merger agreement is terminated, we are required to take all action necessary to convene a meeting of our shareholders to consider and vote on the approval and adoption of the merger agreement as soon as reasonably practicable after the SEC confirms it has no further comments on this proxy statement. Subject to the provisions of the merger agreement discussed above under “—No Solicitation of Other Offers; Adverse Recommendation Change,” the board of directors will use its reasonable best efforts to obtain shareholder approval of the adoption of the merger agreement.

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Filings; Other Actions

We and ACP Re will use our respective reasonable best efforts to promptly, among other things: (i) take all actions to cause the conditions to closing to be satisfied as promptly as reasonably practicable and (ii) obtain all approvals, consents, waivers and orders from any governmental authority or third party necessary to consummate the transactions contemplated by the merger agreement and the quota share reinsurance agreements. Notwithstanding the foregoing, ACP Re is not obligated to agree to any arrangement that would:

•	require or involve the sale, or disposition or separate holding of a material portion of the Company or its subsidiaries or any of their material assets or properties, or a material portion of any of the assets, properties or business of ACP Re, AmTrust or NGHC or any of their respective affiliates, or the making of any material debt, equity investment or capital contribution to, capital or reserve maintenance commitment or “keep well” to a guaranty of obligations of, the Company or any of its subsidiaries, or ACP Re, AmTrust or NGHC or any of their respect affiliates;

•	require or involve any material modification if the existing capital structure of any of the Company or its subsidiaries or ACP Re, AmTrust or NGHC or any of their respective affiliates;

•	involve any material requirement or restriction on the business of any of the Company, its subsidiaries or ACP Re, AmTrust or NGHC or any of their respective affiliates;

•	restrict, in connection with the consummation of the related transactions any of the Company’s insurance subsidiaries from being able to effect a transfer of assets to an affiliate that, when taken together with other such transfers in connection with the related transactions, would not result in the failure of any such insurance subsidiary to have sufficient capital to support its business plan as presented to applicable insurance regulators; or

•	otherwise be reasonably likely to materially adversely impact the economic, tax or business benefits to any of the Company or its subsidiaries, taken as a whole, or ACP Re, AmTrust or NGHC of the transactions contemplated by the merger agreement at the related transactions, taken as a whole.

The merger agreement defines each of the circumstances described in the foregoing bullets as a “burdensome condition.” For purposes of this definition, the term “material” means an amount greater than $15 million in the aggregate for all instances of events described in the provisions for all of the Company and its subsidiaries or ACP Re, AmTrust, NGHC and their respective affiliates in the aggregate. Notwithstanding these provisions, any arrangement, restriction or condition that is customarily imposed on transactions of the type contemplated by the merger agreement or the related transactions is not deemed a burdensome condition.

The Company and ACP Re have agreed that, as promptly as practicable following the date of the merger agreement, they will file (i) with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice the notification and report form, if any, required under the HSR Act, (ii) all appropriate documents, forms, filings or submissions required under any non-U.S. antitrust laws and (iii) with applicable insurance regulators, all documents, forms, filings or other submissions required under applicable insurance laws. Each of the Company and ACP Re has agreed to give the other party reasonable prior notice of any such filings or submissions and, to the extent reasonably practicable, of any substantive communication with, and any inquiries or requests for additional information from, any governmental authority regarding the transactions contemplated by the merger agreement or the related transactions, and permit the other party a reasonable opportunity to review and discuss in advance, and consider in good faith the views of, and secure, to the extent reasonably practicable, the participation of, the other party in connection with, any such filings, submissions, communications, inquiries or requests, (iii) furnish the other party with copies of all filings, submissions, correspondence and communications (and memoranda setting forth the substance thereof) between it and any governmental authority with respect to the merger agreement, or any related transaction and (iv) comply with any inquiry or request from any governmental authority as promptly as reasonably practicable, other than in respect of a burdensome condition.

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Access

Subject to certain exceptions, we will afford ACP Re, Merger Sub and their authorized representatives, reasonable access to the Company (including our officers, employees, offices and other facilities and our books and records) and will furnish ACP Re with our financial, operating and other data and information, as may reasonably be requested.

Indemnification; Directors’ and Officers’ Insurance

From and after the effective time, ACP Re will cause the surviving company to, and the surviving company will, indemnify and hold harmless our current and former directors and officers, and our subsidiaries’ current and former directors and officers, against all claims, liabilities, losses, damages, judgments, fines, costs and expenses (including reasonable fees and expenses of legal counsel) in connection with any action arising out of the fact that such person is or was a director or officer of the Company or any of its subsidiaries at or prior to the effective time. Such indemnification will be to the fullest extent permitted or required under the Company’s memorandum of association and bye-laws, the organizational documents of any subsidiary of the Company, or any indemnity contract filed with the SEC prior to the business day immediately preceding the date of the merger agreement. The surviving company is also required under the merger agreement to maintain in its organizational documents provisions with respect to the exculpation and indemnification of the current and former directors and officers of the Company that are at least as favorable as those currently set forth in the Company’s memorandum of association and bye-laws.

For six years from the effective time of the merger, ACP Re will not permit the surviving company to pay any dividend, distribution or other amount to holders of its capital stock, repurchase or redeem any shares of its capital stock, or sell, transfer or dispose of any asset to an affiliate at less than fair value if the consolidated tangible net asset value of the surviving company and its subsidiaries would be less than $70 million thereafter.

ACP Re has agreed to cause the surviving company to maintain the Company’s current directors’ and officers’ liability insurance covering acts or omissions occurring prior to the effective time of the merger, or it may substitute policies issued by reputable insurers of at least the same coverage with respect to matters existing or occurring prior to the effective time of the merger, including a “tail” policy, provided that the aggregate premium for the “tail” policy may not exceed 300% of the annual premium paid by the Company in its last completed fiscal year. If the premium for such tail policy exceeds the 300% cap, the surviving company must obtain a policy with the greatest coverage available for a premium price not exceeding the 300% cap.

Prior to the effective time, the Company is permitted to purchase a single payment run-off policy of directors’ and officers’ liability insurance covering our current and former directors and officers, and our subsidiaries’ current and former directors and officers, which will remain in effect for a period of six years from the effective time. The cost of this policy may not exceed 300% of the annual premium paid by the Company for directors’ and officers’ liability insurance in its last completed fiscal year. If such a policy is obtained by the Company, it will be deemed to satisfy all obligations of ACP Re and the surviving company to obtain directors and officers liability insurance.

The present and former directors and officers of the Company will have the right to enforce the provisions of the merger agreement relating to their indemnification.

Employee Benefit Matters

With respect to each individual employed by the Company or any of its subsidiaries immediately prior to the effective time who becomes an employee of the surviving company, AmTrust or NGHC, as applicable, the merger agreement provides that, for one year following the effective time of the merger, ACP Re will cause the surviving company, AmTrust or NGHC, as applicable, and each of their successors and assigns, to provide each such employee with (i) a base salary or wage rate that is at least equal to the employee’s base salary or wage rate in effect immediately prior to the effective time, and (ii) employee benefits (other than incentive compensation, equity-based compensation, defined benefit pension benefits and retiree medical benefits) that are, in the aggregate, no less

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favorable than the benefits provided to similarly situated employees of ACP Re, AmTrust, NGHC or their respective subsidiaries, as applicable. In addition, if any such employee is terminated within a year of the effective date and would have been eligible to receive severance benefits under a plan maintained by the Company or any of its subsidiaries had such termination of employment occurred prior to the effective time, ACP Re will provide, or will cause the surviving company to provide, the employee with severance benefits no less favorable in the aggregate than the benefits the employee would have been entitled to under the plans maintained by the Company or its subsidiaries, as applicable. If an employee is a party to an employment agreement that provides for severance benefits, the employment agreement will governs his or her rights to any severance benefits.

Following the effective time, with respect to all employee benefit plans maintained by the surviving company and its subsidiaries, ACP Re will cause the surviving company and each of its subsidiaries to provide all employees of the Company with credit for any service with the Company or any of its subsidiaries as though they had been employed with the surviving company or any of its subsidiaries, except to the extent such credit for service would cause a duplication of benefits. With respect to welfare benefit plans maintained by the surviving company and each of its subsidiaries, ACP Re will cause the surviving company and each of its subsidiaries to waive any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods for any welfare benefit plans maintained by the surviving company and any of its subsidiaries, unless such pre-existing condition limitation, exclusion, actively-at-work requirement or waiting period would not have been satisfied or waived under comparable plans maintained by the Company or any of its subsidiaries prior to the effective time. In addition, ACP Re will cause the surviving company and each of its subsidiaries to recognize the dollar amount of all co-payments, deductibles and similar expenses incurred by employees of the Company prior to the effective time during the calendar year in which the effective time occurs for purposes of satisfying such year’s deductibles and co-payment limitations under the relevant welfare benefit plans in which the employee participates following the effective time. ACP Re has also agreed that the merger will constitute a “change in control” or “change of control” for purposes of all benefit plans maintained by the Company.

As of immediately prior to, but conditioned on the occurrence of, the effective time of the merger, the Company will cause each participant to be fully vested in his or her benefits under the Company’s Deferred Compensation Plan, the Company’s Short Term Performance Incentive Plan, and any other deferred compensation plan, and will cause each such plan to be terminated.

Only the Company, ACP Re and Merger Sub will have the right to enforce the provisions of the merger agreement relating to the employee benefit matters.

Notification of Certain Matters; Shareholder Litigation

Each of the Company and ACP Re will promptly notify the other of:

•	any written notice or other written communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by the merger agreement;

•	any written notice or other written communication from any governmental authority in connection with the transactions contemplated by the merger agreement;

•	any actions, suits, claims or proceedings commenced or, to its knowledge, threatened against, or, to its knowledge, any investigation, in each case relating to or involving or otherwise affecting the Company or any of its subsidiaries or ACP Re or any of its subsidiaries, as the case may be, that, if pending on the date of the merger agreement, would have been required to have been disclosed pursuant to any section of the merger agreement;

•	any inaccuracy of any representation or warranty of that party contained in the merger agreement of which it obtains knowledge at any time between the date hereof and the Closing Date that could reasonably be expected to cause the closing conditions relating to representations and warranties not to be satisfied; and

•	any failure of that party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder of which it has knowledge and that could reasonably be expected to cause the closing conditions relating to compliance with covenants not to be satisfied.

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Convertible Notes

If Tower Group Inc.’s 5.00% convertible senior notes due 2014 remain outstanding at the effective time of the merger, ACP Re will, as of the effective time, issue a guarantee and, if necessary, enter into a supplemental indenture pursuant to the terms of the indenture relating to such notes.

Conditions to the Merger

The respective obligations of the Company, ACP Re and Merger Sub to effect the merger are subject to the satisfaction or waiver on or prior to the closing date of the following conditions:

•	the merger agreement must have been duly approved and adopted by our shareholders; and

•	no injunction, judgment or ruling by any governmental authority shall be in effect restraining, enjoining or otherwise prohibiting the consummation of the merger, and no applicable law shall have been enacted, enforced or deemed applicable by any governmental authority that prohibits or makes illegal or otherwise restrains the consummation of the merger.

The obligations of ACP Re and Merger Sub to effect the merger are also subject to the satisfaction or waiver by ACP Re on or prior to the closing date of the following additional conditions:

•	(i) our representations and warranties regarding (a) our capitalization shall be true and correct, except for de minimis errors, and (b) our organization and standing, the registration of our shares under the Exchange Act, our granting of options and restricted shares, our corporate power and authority to enter into the merger agreement and consummate the merger, the inapplicability of anti-takeover laws and the absence of any undisclosed broker’s, finder’s or investment banker’s fees shall be true and correct in all material respects; and (ii) all other representations and warranties contained in the merger agreement shall be true and correct, except as would not have a material adverse effect, in each case, as of the closing date, as though made on and as of such date (except to the extent expressly made as of an earlier date, in which case, as of such earlier date);

•	we have performed or complied in all material respects with all obligations required by the merger agreement to be performed or complied with on or prior to the effective time;

•	we have delivered to ACP Re a certificate signed by an executive officer of the Company, certifying that all of the above conditions with respect to the representations and warranties and performance of the obligations of the Company have been satisfied;

•	the authorizations, consents, orders or approvals of, or declarations or filings with, and the expirations of waiting periods required from, applicable governmental authorities in respect of ACP Re and Merger Sub shall have been filed, have occurred or been obtained, in each case without the imposition of any burdensome condition;

•	since the date of the merger agreement there shall not have been any effect, change, event or occurrence that has had, or is reasonably likely to have, a material adverse effect;

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•	since the date of the merger agreement, no specified insolvency event with respect to the Company, any of its insurance company subsidiaries, Tower Corporate Capital 1 Limited, New Jersey Skylands Insurance Association or Mountain Valley Indemnity Company shall have occurred; and

•	any liens on shares of capital stock of the subsidiaries of the Company shall have been fully released and evidence of such release, in form and substance reasonably satisfactory to ACP Re, shall have been delivered to ACP Re.

Our obligation to effect the merger also is subject to the satisfaction or waiver by us on or prior to the closing date of the following additional conditions:

•	the representations and warranties of ACP Re and Merger Sub must be true and correct, except as would not, individually or in the aggregate, be reasonably likely to have a material adverse effect on the ability of ACP Re and Merger Sub to consummate the merger, in each case, as of the closing date, as though made on and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

•	each of ACP Re and Merger Sub have performed or complied in all material respects with all obligations required by the merger agreement to be performed or complied with on or prior to the effective time;

•	ACP Re has delivered to us a certificate signed by an executive officer of ACP Re, certifying that all of the above conditions with respect to the representations and warranties and performance of the obligations of ACP Re and Merger Sub have been satisfied; and

•	the authorizations, consents, orders or approvals of, or declarations or filings with, and the expirations of waiting periods required from, applicable governmental authorities in respect of the Company and its subsidiaries shall have been filed, have occurred or been obtained.

Termination

The merger agreement may be terminated at any time prior to the completion of the merger by mutual written consent of the Company and ACP Re. The merger agreement may also be terminated by either the Company or ACP Re if:

•	the merger is not consummated on or before November 15, 2014, which date we refer to as the walk-away date, except that this right to terminate the merger agreement will not be available to any party whose failure to comply with the merger agreement results in the failure of the merger to be completed by that date;

•	any injunction, judgment or ruling by any governmental authority, or any law, order or decree that prohibits the consummation of the merger shall have become final and non-appealable; or

•	the Company’s shareholders fail to approve the proposal to approve and adopt the merger agreement and approve the merger at the special general meeting.

In addition, ACP Re may terminate the merger agreement if:

•	the Company has breached any of its representations, warranties, covenants or agreements under the merger agreement and such breach would give rise to the failure of the related conditions to ACP Re’s obligation to close to be satisfied and has not or cannot be cured prior to the 30th day after ACP Re gives the Company written notice of such breach or, if earlier, the walk-away date, except that this right to terminate the merger agreement will not be available to ACP Re if ACP Re or Merger Sub is then in material breach of its representations, warranties, covenants or agreements under the merger agreement;

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•	the board of directors shall have effected an adverse recommendation change;

•	if the proxy statement relating to the merger has not been filed with the SEC on or prior to March 3, 2014 (a preliminary version of this proxy statement was filed with the SEC on February 13, 2014);

•	if the special general meeting of shareholders has not been convened and held (with no further adjournment, recess, reconvening or postponement) on or prior to November 15, 2014;

•	if the Company of any of its subsidiaries has breached in any material respect any of the material covenants set forth in the quota share reinsurance agreements, which breach has not been cured by the earlier of the date on which it is required to be cured under the applicable quota share reinsurance agreement and walk-away date; or

•	if any insurance regulatory approval required to be obtained by the Company or any of its subsidiaries in respect of the quota share reinsurance agreements has not been obtained by January 17, 2014 (all such approvals were obtained by such date).

In addition, the Company may terminate the merger agreement if:

•	ACP Re or Merger Sub has breached any of its representations, warranties, covenants or agreements under the merger agreement and such breach would give rise to the failure of the related conditions to the Company’s obligation to close to be satisfied and has not or cannot be cured prior to the 30th day after the Company gives ACP Re and Merger Sub written notice of such breach or, if earlier, the walk-away date;

•	prior to the approval by the shareholders of the proposal to approve and adopt the merger agreement and approve the merger, the Company enters into a definitive agreement providing for a superior proposal, provided that the Company simultaneously pays or had previously paid to ACP Re the termination fee described below; or

•	the Karfunkel Trust has breached in any material respect any of its representations, warranties or covenants under the guaranty and such breach has not or cannot be cured prior to the 30th day after the Company gives the Karfunkel Trust written notice of such breach or, if earlier, the walk-away date, except that this right to terminate the merger agreement will not be available to the Company if the Company is then in material breach of its representations, warranties, covenants or agreements under the merger agreement.

Termination Fee

The Company has agreed to pay ACP Re a termination fee of $6.8 million, which amount represents approximately 4.75% of the equity value of the merger, if the merger agreement is terminated under any of the following circumstances:

(i)	the Company terminates the merger agreement because it enters into a definitive agreement providing for a superior proposal;

(ii)	ACP Re terminates the merger agreement because the board of directors has effected an adverse recommendation change;

(iii)	the Company or ACP Re terminates the merger agreement because the shareholder approval necessary to complete the merger is not obtained at the special general meeting and the board of directors has effected an adverse recommendation change prior to the special general meeting; or

(iv)	a takeover proposal is publicly made, proposed or communicated (and not withdrawn); and

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•	thereafter, either the Company or ACP Re terminates the merger agreement because:

•	the merger has not been completed by the walk-away date; or

•	the shareholder approval necessary to complete the merger is not obtained at the special general meeting; and

•	within nine months after the date the merger agreement is terminated, the Company enters into a definitive agreement with respect to a takeover proposal or consummates a takeover proposal.

If the merger agreement is terminated as a result of clause (i) above, the termination fee will be payable by the Company to ACP Re prior to or simultaneously with such termination. If the merger is terminated as a result of either clause (ii) or clause (iii) above, the termination fee will be payable by the Company to ACP Re within two business days after such termination. If the merger agreement is terminated as a result of clause (iv) above, the termination fee will be payable by the Company to ACP Re no later than two business days following the consummation of the takeover proposal.

Expenses

Except as otherwise set forth in the merger agreement, all expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses, whether or not the merger is consummated.

If the merger agreement is terminated (i) by ACP Re or the Company because the Company’s shareholders have not approved the merger agreement at the special general meeting and the board of directors has not effected an adverse recommendation change or (ii) by ACP Re because the special general meeting is not convened and held by November 15, 2014, then the Company will reimburse ACP Re for the reasonable and documented costs and expenses of ACP Re, Merger Sub and their affiliates in connection with the transactions associated with the merger, up to a maximum of $2.0 million. Any termination fee payable by the Company after this expense reimbursement will be reduced by the amount of the reimbursement.

Remedies

If ACP Re is entitled to terminate the merger agreement and receive a termination fee from the Company, ACP Re’s receipt of the termination fee will be the sole and exclusive remedy of ACP Re against the Company, regardless of the circumstances of such termination.

The parties are entitled to an injunction, specific performance and other equitable relief to prevent breaches of the merger agreement and to enforce specifically the terms of the merger agreement in addition to any other remedy to which they may be entitled at law or in equity.

Modification or Amendment

At any time prior to the effective time, the parties to the merger agreement may modify or amend the merger agreement in writing. After the approval and adoption of the merger agreement and the merger by the shareholders of the Company, however, no amendment may be made that would require further approval of the shareholders of the Company under applicable law without such further approval.

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OTHER RELATED AGREEMENTS

Support Agreement

This section describes the material terms of the support agreement between ACP Re and Mr. Michael H. Lee, former Chairman of the Board, President and Chief Executive Officer of the Company. The description of the support agreement in this section is qualified in its entirety by reference to the complete text of the support agreement, a copy of which is attached as Annex B and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the support agreement that is important to you. We encourage you to read the support agreement carefully and in its entirety.

Concurrently with the execution of the original agreement and plan of merger, Mr. Lee, solely in his capacity as a shareholder, entered into a support agreement with ACP Re under which he agreed, among other things and subject to certain exceptions, to vote all of his common shares of the Company:

•	in favor of approval and adoption of the merger agreement and of any matter necessary to the consummation of the transactions contemplated thereby;

•	against any competing takeover proposal; and

•	against any action, agreement, transaction or proposal that would result in a material breach by the Company of the merger agreement or could result in any condition to the Company’s obligations thereunder not being fulfilled.

Mr. Lee has granted ACP Re an irrevocable proxy to vote his shares in accordance with the foregoing. As of             , 2014, the record date for the special general meeting, Mr. Lee is entitled to vote 2,297,926 shares, or approximately 4.0%, of the Company’s common shares.

Subject to certain exceptions, from and after January 3, 2014 and continuing until the termination date of the support agreement, Mr. Lee has agreed not to directly or indirectly, without the consent of ACP Re:

•	sell, assign, transfer, pledge, dispose of or otherwise encumber any of his shares, or any interest therein, or securities convertible into, or any voting rights with respect to, any of his shares, or otherwise agree to do any of the foregoing; or

•	grant any proxies or powers of attorney or enter into a support agreement or other arrangement with respect to any shares or deposit any shares into a voting trust.

At all times during the term of the support agreement, Mr. Lee has agreed to hold his shares free and clear of liens except for any liens that do not materially impair Mr. Lee’s ability to perform its obligations under the respective support agreement.

Mr. Lee has agreed that, from and after January 3, 2014, he has and will have on the date of the shareholders’ meeting, sole voting and dispositive power over all of his shares.

Prior to the termination date of the support agreement, Mr. Lee may not:

•	directly or indirectly, initiate, solicit, knowingly encourage or facilitate any discussions or inquiries with respect to an acquisition proposal;

•	engage in any negotiations concerning an acquisition proposal; or

•	provide any confidential information or data to, or have any discussions with, any person relating to an acquisition proposal.

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Mr. Lee also has agreed not to take any action that the Company is prohibited from taking under the merger agreement with respect to the solicitation of alternative transaction proposals. The support agreement will terminate upon the earliest to occur of (i) the termination of the merger agreement in accordance with its terms and (ii) the effective time of the merger.

Pursuant to the support agreement, Mr. Lee has agreed not to assert appraisal, dissenters’ or similar rights that he may have with respect to the merger and other transactions contemplated by the merger agreement.

Guaranty

This section describes the material terms of the guaranty by the Karfunkel Trust in favor of the Company. The description of the guaranty in this section is qualified in its entirety by reference to the complete text of the guaranty, a copy of which is attached as Annex E and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the guaranty that is important to you. We encourage you to read the guaranty carefully and in its entirety.

Concurrently with the execution of the original agreement and plan of merger, the Karfunkel Trust entered into the guaranty under which it unconditionally and irrevocably guaranteed the obligation of ACP Re to pay the aggregate merger consideration and the expenses to be paid by ACP Re and Merger Sub pursuant to the merger agreement.

Under the guaranty, the Karfunkel Trust represents and covenants, among other things, that as of the date of the guaranty, the Karfunkel Trust has the financial capacity to pay and perform its obligations under the guaranty (including the payment of the full amount of the merger consideration) and to redeem in full all of the 5.0% convertible senior notes of Tower Group, Inc., and, during the period from the date of the guaranty to the effective time of the merger, it will not make distributions or other transfers of assets if immediately following such distributions it would no longer have the financial capacity to perform its obligation under the guaranty and to redeem such 5% convertible senior notes.

The guaranty provides that if the effective time of the merger occurs, the holders of the Company’s common shares will be express third-party beneficiaries of the guaranty and will be entitled to specifically enforce the obligations of the Karfunkel Trust thereunder.

Quota Share Reinsurance Agreements

This section describes the material terms of the quota share reinsurance agreements among the U.S. insurance company subsidiaries of the Company and two insurance companies affiliated with ACP Re. The description of the quota share reinsurance agreements in this section is qualified in its entirety by reference to the complete text of the quota share reinsurance agreements, copies of which are attached as Annex F and Annex G and are incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the quota share reinsurance agreements that is important to you. We encourage you to read the quota share reinsurance agreements carefully and in their entirety.

Concurrently with the execution of the merger agreement, the U.S. insurance company subsidiaries of the Company that write commercial lines business entered into a quota share reinsurance agreement with Technology Insurance Company, Inc., a wholly owned subsidiary of AmTrust. This agreement covers commercial lines policies issued or renewed by the Company’s commercial lines insurers on or after January 1, 2014 and losses incurred under certain existing policies after such date.

Simultaneously, the U.S. insurance company subsidiaries of the Company that write personal lines business entered into a quota share reinsurance agreement with Integon National Insurance Company, a wholly owned subsidiary of NGHC. This agreement covers personal lines policies issued or renewed by the Company’s personal

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lines insurers on or after January 1, 2014 and losses incurred under certain existing policies after such date. Certain insurance company subsidiaries of the Company are both commercial lines insurers and personal lines insurers. The quota share reinsurance agreements have virtually identical provisions.

Business Reinsured

Under each of the quota share reinsurance agreements, the applicable insurance company subsidiaries of the Company, which we refer to as the cedents, reinsure with Technology Insurance Company, Inc. or Integon National Insurance Company, as applicable, which we refer to as the reinsurers, 100% of new and renewal insurance policies issued on or after the January 1, 2014. In addition, the cedents granted to the reinsurers the option to reinsure losses occurring on or after January 1, 2014 on existing policies, which we call the UPR business. The reinsurers notified the cedents that they would reinsure a significant majority of the commercial lines UPR business and 100% of the personal lines UPR business.

Reinsurance Premium and Ceding Commission

The reinsurers are entitled to 100% of the premium collected on the reinsured policies on or after January 1, 2014 and to 100% of the unearned premium reserve of the cedents on the reinsured UPR business. The cedents are entitled to a ceding commission equal to 20% of the collected premium (increasing to 25% if the merger does not close) and an additional 4% for claims expenses.

Administration

The cedents continue to underwrite, issue and administer the reinsured policies, provided that the reinsurers have the right to direct such activities and the right to take over such activities if they so choose. While the reinsurers will receive the premiums collected under the reinsured policies, they must fund claims accounts that can be used by the cedents to pay policy claims.

Cut-Through Endorsements

The reinsurers are to provide cut-through endorsements to the policyholders of the reinsured policies. Under the terms of those endorsements, the reinsurers agree that in the event the applicable cedent becomes insolvent, the reinsurer will pay policyholder claims directly to the policyholders.

Term

The quota share reinsurance agreements remain in effect until December 31, 2014, subject to the right of the reinsurers to terminate the agreements prior to that date if the merger agreement is terminated. Upon any termination, the reinsurance stays in effect for policies issued or renewed prior to the date of termination.

Managing General Agent Agreements

This section describes the material terms of the managing general agent agreement among Tower Risk Management Corp. and AmTrust North America, Inc., which we refer to as the commercial lines MGA agreement, and the managing general agent agreement among Tower Risk Management Corp. and National General Holdings Corp., which we refer to as the personal lines MGA agreement, and together with the commercial lines MGA agreement, the MGA agreements. The description of the commercial lines MGA agreement in this section is qualified in its entirety by reference to the complete text of the commercial lines MGA agreement, a copy of which is attached as Annex J and is incorporated by reference into this proxy statement. The description of the personal lines MGA agreement in this section is qualified in its entirety by reference to the complete text of the personal lines MGA agreement, a copy of which is attached as Annex K and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the MGA agreements that is important to you. We encourage you to read the MGA agreements carefully and in their entirety.

On April 1, 2014, Tower Risk Management Corp., a wholly owned subsidiary of the Company, which we refer to as Tower Risk Management, entered into a managing general agent agreement, dated as of January 3, 2014, with AmTrust North America, Inc., a wholly owned subsidiary of AmTrust, which we refer to as AmTrust North America, pursuant to which Tower Risk Management serves as underwriting manager on behalf of AmTrust North America for and provides claims services to AmTrust North America with respect to the commercial lines business covered by the commercial lines cut-through quota share reinsurance agreement discussed above.

Under the commercial lines MGA agreement, Tower Risk Management solicits, receives, underwrites, accepts, non-renews and cancels insurance risks for certain commercial lines business of AmTrust North America in return for commissions.

The commercial lines MGA agreement will terminate on January 2, 2015 unless terminated earlier by Tower Risk Management and AmTrust North America by mutual agreement or by either of the two parties under certain circumstances. With respect to AmTrust North America, it may terminate the commercial lines MGA agreement if, among other things, the merger as contemplated by the merger agreement is consummated, if Tower Risk Management or any of its affiliates, including the Company, becomes insolvent or if all or a controlling portion of Tower Risk Management’s capital stock or all or any portion of its business is sold, transferred or merged into a third party and AmTrust North America believes that such sale, transfer or merger has, or could have, a material adverse impact on AmTrust North America’s interests. With respect to Tower Risk Management, it may terminate the commercial lines MGA agreement if AmTrust North America becomes insolvent, if all or a controlling portion of AmTrust North America’s capital stock or all or any portion of its business is sold, transferred or merged into an entity that is a non-affiliate and Tower Risk Management believes that such sale, transfer or merger has, or could have a material adverse impact on its interests, or if AmTrust North America’s A.M. Best rating, or that of its affiliated insurance companies, falls to B++ or lower.

On April 1, 2014, Tower Risk Management entered into a managing general agent agreement, dated as of January 3, 2014, with NGHC, pursuant to which Tower Risk Management serves as underwriting manager on behalf of NGHC for and provides claims services to NGHC with respect to the personal lines business covered by the personal lines cut-through quota share reinsurance agreement discussed above.

Under the personal lines MGA agreement, Tower Risk Management solicits, receives, underwrites, accepts, non-renews and cancels insurance risks for certain personal lines business of NGHC in return for commissions.

The personal lines MGA agreement will terminate on January 2, 2015 unless terminated earlier by Tower Risk Management and NGHC by mutual agreement or by either of the two parties under certain circumstances. With respect to NGHC, it may terminate the personal lines MGA agreement if, among other things, the merger as contemplated by the merger agreement is consummated, if Tower Risk Management or any of its affiliates, including the Company, becomes insolvent or if all or a controlling portion of Tower Risk Management’s capital stock or all or any portion of its business is sold, transferred or merged into a third party and NGHC believes that such sale, transfer or merger has, or could have, a material adverse impact on NGHC’s interests. With respect to Tower Risk Management, it may terminate the personal lines MGA agreement if NGHC becomes insolvent, if all or a controlling portion of NGHC’s capital stock or all or any portion of its business is sold, transferred or merged into an entity that is a non-affiliate and Tower Risk Management believes that such sale, transfer or merger has, or could have a material adverse impact on its interests, or if NGHC’s A.M. Best rating, or that of its affiliated insurance companies, falls to B++ or lower.

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MARKET PRICE OF COMMON SHARES

Our common shares are listed for trading on the NASDAQ under the symbol “TWGP.” The table below shows, for the periods indicated, the price range of the common shares, as reported by Bloomberg L.P., and the dividends per share declared during each of the calendar quarters of 2011, 2012 and 2013 and the first quarter of 2014.

	Common Stock Price		Dividends
	High	Low	Declared
2011
Quarter ended March 31	24.56	20.57	0.110
Quarter ended June 30	21.51	19.42	0.165
Quarter ended September 30	21.55	17.71	0.165
Quarter ended December 31	21.67	17.50	0.165
2012
Quarter ended March 31	20.68	17.86	0.165
Quarter ended June 30	20.06	16.66	0.165
Quarter ended September 30	19.16	15.69	0.165
Quarter ended December 31	17.96	14.84	0.165
2013
Quarter ended March 31	18.98	15.89	0.165
Quarter ended June 30	20.85	17.47	0.165
Quarter ended September 30	22.30	6.58	0.165
Quarter ended December 31	8.10	2.41	0.000
2014
Quarter ended March 31	3.38	2.43	0.000
Quarter ended June 30 (through , 2014)			0.000

The closing price of the common shares on the NASDAQ on May 7, 2014, the last trading day prior to the public announcement of the execution of the merger agreement, was $1.70 per share. On             , 2014, the most recent practicable date before this proxy statement was mailed to our shareholders, the closing price for the common shares on the NASDAQ was $             per share. You are encouraged to obtain current market quotations for common shares in connection with voting your shares.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common shares as of March 3, 2014 by: (i) each person known to the Company to own beneficially more than 5% of the outstanding common shares; (ii) each of the Company’s directors and named executive officers; and (iii) all of the directors and executive officers as a group. As used in this table, “beneficially owned” means the sole or shared power to vote or dispose of, or to direct the voting or disposition of, the shares, or the right to acquire such power within 60 days after March 3, 2014 with respect to any shares.

Name(1)	Shares Beneficially Owned(2)	Percent Beneficially Owned
BlackRock Inc.(3)	3,741,982	6.5%
Michael H. Lee(4)	2,987,361	5.2%
Dimensional Fund Advisers, L.P.(5)	2,965,726	5.2%
William F. Dove	31,369	*
William W. Fox, Jr.	15,660	*
William E. Hitselberger	46,227	*
Elliot S. Orol	39,421	*
James E. Roberts	13,467	*
William A. Robbie	35,662	*
Steven W. Schuster	13,259	*
Robert S. Smith	31,821	*
Jan R. Van Gorder	18,978	*
Austin P. Young, III	21,073	*
Total Directors and Executive Officers	306,186	0.5%

*	Less than 1%
(1)	Each named shareholder’s business address is 120 Broadway, New York, New York 10271, with the exceptions of: BlackRock Inc., the business address of which is 40 East 52nd Street, New York, NY 10022; and Dimension Fund Advisors, L.P., the business address of which is Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746.
(2)	To the Company’s knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common shares shown as beneficially owned by them, unless otherwise noted in the footnotes to this table.
(3)	Based solely on the Schedule 13G/A filing made by BlackRock Inc. on February 3, 2014.
(4)	Includes 689,435 shares issuable upon the exercise of stock options, which stock options, to the Company’s knowledge, Mr. Lee still owns. The exercise price for Mr. Lee’s options ranges from $16.28 - $23.61.
(5)	Based solely on the Schedule 13G filing made by Dimensional Fund Advisers, L.P. on February 10, 2014.

APPRAISAL RIGHTS

Under Bermuda law, in the event of a merger of a Bermuda company with another company or corporation, any shareholder of the Bermuda company is entitled to receive fair value for its shares. The board considers the fair value for each common share to be the merger consideration.

Any shareholder who is not satisfied that it has been offered fair value for its common shares and whose shares are not voted in favor of the merger agreement and the merger may exercise its appraisal rights under the Companies Act to have the fair value of its common shares appraised by the Supreme Court of Bermuda, which we refer to as the court. Persons owning beneficial interests in common shares but who are not shareholders of record

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should note that only persons who are shareholders of record are entitled to make an application for appraisal. Any shareholder intending to exercise appraisal rights must file its application for appraisal of the fair value of its common shares with the court within one month after the date the notice convening the special general meeting to approve the merger is deemed to have been given. The notice delivered with this proxy statement constitutes this notice. There are no statutory rules and limited decisions of the court prescribing in detail the operation of the provisions of the Companies Act governing appraisal rights that are set forth in Section 106 of the Companies Act or the process of appraisal by the court, the court retains considerable discretion as to the precise methodology that it would adopt when determining the fair value of shares in an appraisal application under the Companies Act.

If a shareholder votes in favor of the merger agreement and the merger at the special general meeting, such shareholder will have no right to apply to the court to appraise the fair value of its common shares, and instead, if the merger is consummated, and as discussed in the section entitled “The Merger—Merger Consideration” beginning on page 24, each common share held by such shareholder will be converted into the right to receive the merger consideration. Voting against the merger, or not voting, will not in itself satisfy the requirements for notice and exercise of a shareholder’s right to apply for appraisal of the fair value of its common shares.

In any case where a registered holder of common shares has made an appraisal application, to whom we refer as a dissenting shareholder, in respect of the common shares held by such dissenting shareholder, which we refer to as dissenting shares, and the merger has been made effective under Bermuda law before the court’s appraisal of the fair value of such dissenting shares, then the dissenting shareholder shall be entitled to receive the merger consideration and, if the fair value of the dissenting shares is later appraised by the court, such dissenting shareholder will be paid the difference, if any, between the amount paid to him as merger consideration and the value appraised by the court within one month of the court’s appraisal.

In any case where the value of the dissenting shares held by a dissenting shareholder is appraised by the court before the merger has been made effective under Bermuda law, then the surviving company will be required to pay the dissenting shareholder within one month of the court’s appraisal an amount equal to the value of the dissenting shares appraised by the court, unless the merger is terminated under the terms of the merger agreement, in which case no payment shall be made.

The payment to a shareholder of the fair value of its common shares as appraised by the court could be less than, equal to, or more than the value of the merger consideration that the shareholder would have received in the merger if such shareholder had not exercised its appraisal rights in relation to its common shares.

A shareholder that has exercised appraisal rights has no right of appeal from an appraisal made by the court. The responsibility for apportioning the costs of any application to the court under Section 106 of the Companies Act will be in the court’s discretion.

The relevant portion of Section 106 of the Companies Act in relation to appraisal rights is as follows:

“(6) Any shareholder who did not vote in favor of the amalgamation or merger and who is not satisfied that he has been offered fair value for his shares may within one month of the giving of the notice referred to in subsection (2) apply to the Court to appraise the fair value of his shares.

(6A) Subject to subsection (6B), within one month of the Court appraising the fair value of any shares under subsection (6) the company shall be entitled either—

(a)	to pay to the dissenting shareholder an amount equal to the value of his shares as appraised by the Court; or

(b)	to terminate the amalgamation or merger in accordance with subsection (7).

(6B) Where the Court has appraised any shares under subsection (6) and the amalgamation or merger has proceeded prior to the appraisal then, within one month of the Court appraising the value of the shares, if the amount

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paid to the dissenting shareholder for his shares is less than that appraised by the Court, the amalgamated or surviving company shall pay to such shareholder the difference between the amount paid to him and the value appraised by the Court.

(6C) No appeal shall lie from an appraisal by the Court under this section.

(6D) The costs of any application to the Court under this section shall be in the discretion of the Court.

(7) An amalgamation agreement or merger agreement may provide that at any time before the issue of a certificate of amalgamation or merger the agreement may be terminated by the directors of an amalgamating or merging company, notwithstanding approval of the agreement by the shareholders of all or any of the amalgamating or merging companies.”

SHAREHOLDERS WHO HOLD THEIR COMMON SHARES IN BANK OR BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS, AND WHO WISH TO EXERCISE APPRAISAL RIGHTS, SHOULD CONSULT WITH THEIR BANKS, BROKERAGE FIRMS AND NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKERAGE FIRM OR OTHER NOMINEE HOLDER TO MAKE A DEMAND FOR APPRAISAL OF THOSE COMMON SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKERAGE FIRM AND OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

A shareholder who elects to exercise appraisal rights under Section 106(6) of the Companies Act should mail or deliver a written demand to:

Tower Group International, Ltd.

Bermuda Commercial Bank Building, 2nd Floor

19 Par-la-Ville Road

Hamilton, HM 11, Bermuda

Attention: General Counsel

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PROPOSAL 2—SHAREHOLDER ADVISORY VOTE ON CERTAIN COMPENSATORY ARRANGEMENTS

Background; Shareholder Resolution

Under the Dodd-Frank Act and Section 14A of the Exchange Act, our shareholders are entitled to vote to approve, on an advisory basis, the compensation of the named executive officers of the Company that is based on or otherwise relates to the merger as disclosed in this proxy statement, which compensation is referred to in this proxy statement as the merger-related compensation. The terms of the merger-related compensation subject to such advisory vote are described in this proxy statement.

In accordance with the above requirements, the Company is asking its shareholders to vote on the adoption of the following resolution:

“RESOLVED, that the compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger, as disclosed in the Golden Parachute Compensation table and narrative discussion as set forth in this proxy statement under “The Merger—Interests of Certain Persons in the Merger—Golden Parachute Compensation” beginning on page 50 is hereby APPROVED.”

Required Vote; Board Recommendation

The affirmative vote of the holders of a majority of the issued common shares present in person or represented by proxy at the special general meeting at which a quorum is present and entitled to vote is required for approval of the proposal to approve the merger-related compensation. Since the vote on this proposal is advisory, however, it will not be binding on the board of directors. The merger-related compensation is an obligation of the Company to each of the named executive officers of the Company. Thus, regardless of the outcome of this advisory vote, this compensation will be payable, subject only to the conditions applicable thereto, if the merger is approved.

The advisory vote on the merger-related compensation is a vote separate and apart from the vote to approve and adopt the merger agreement and approve the merger and is a vote separate and apart from the votes on each of the other proposals. Accordingly, you may vote to approve this proposal and vote against any of the other proposals, or you may vote against this proposal and vote to approve and adopt the merger agreement and approve the merger and to approve any of the other proposals. Advisory approval of this proposal to approve the merger-related compensation is not a condition to the completion of the merger and whether or not this proposal is approved will have no impact on the completion of the merger.

The board of directors unanimously recommends that the shareholders vote “FOR” approval of the proposal to approve, on an advisory basis, the merger-related compensation as described in this proxy statement.

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PROPOSAL 3—POSSIBLE ADJOURNMENT OF THE SPECIAL GENERAL MEETING

If the Company fails to receive a sufficient number of votes to approve the proposal to approve and adopt the merger agreement and approve the merger, the Company may propose to adjourn the special general meeting for the purpose of soliciting additional proxies to approve the proposal to approve and adopt the merger agreement and approve the merger. Approval of the proposal to direct the chairman of the special general meeting requires the affirmative vote of a majority of the common shares present in person or represented by proxy at the special general meeting, whether or not a quorum is present.

The board of directors unanimously recommends that the shareholders vote “FOR” approval of the proposal to adjourn the special general meeting to solicit additional proxies if there are insufficient votes in favor of the proposal to approve and adopt the merger agreement and approve the merger.

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DELISTING AND DEREGISTRATION OF COMMON SHARES

If the merger is completed, the Company’s common shares will be delisted from the NASDAQ and deregistered under the Exchange Act and we will no longer file periodic reports with the SEC on account of our common shares.

SHAREHOLDER PROPOSALS

If the merger is completed, we will not have public shareholders and there will be no public participation in any future meeting of shareholders. As of the date of this proxy statement, the 2014 annual general meeting of shareholders has been indefinitely postponed. However, if the merger is not completed, or if we are otherwise required to do so under applicable law, we will hold a 2014 annual general meeting of shareholders. Any shareholder nominations or proposals for other business intended to be presented at our next annual meeting must be submitted to us as set forth below.

As the rules of the SEC make clear, merely submitting a proposal does not guarantee its inclusion. Under our bye-laws, and as permitted by SEC rules, certain procedures are provided that a shareholder must follow to nominate persons for election as directors or to introduce an item of business at an annual general meeting of shareholders. These procedures provide that nominations for director nominees and/or an item of business to be introduced at an annual meeting of shareholders must be submitted in writing to our Corporate Secretary at Bermuda Commercial Bank Building, 2nd Floor, 19 Par-la-Ville Road, Hamilton, HM 11, Bermuda.

Under the rules of the SEC, if a shareholder wanted us to include a proposal in our proxy statement (and form of proxy) for presentation at our 2014 annual general meeting of shareholders, the proposal should have been received by us, marked to the attention of our Corporate Secretary at our principal executive offices by November 27, 2013, if our meeting is held within 30 days of May 7, 2014. If, however, we hold a 2014 annual general meeting of shareholders, and such meeting is advanced or delayed more than 30 days from May 7, 2014, we must receive notice no later than 10 days following the day on which public announcement of the date of such meeting is first made.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement, by going to the Investors page of our corporate website at www.twrgrp.com. Our website address is provided as an inactive textual reference only. The information provided on our website, other than copies of the documents listed below that have been filed with the SEC, is not part of this proxy statement, and therefore is not incorporated herein by reference.

Statements contained in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document. The information set forth in the documents listed below is a part of and included in this proxy statement:

•	Tower Group International, Ltd. Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on May 2, 2014, a copy of which is attached hereto as Annex H

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements or other information concerning us, without charge, by written or telephonic request directed to Tower Group International, Ltd., 120 Broadway, 31st Floor, New York, NY 10271, Attention: Secretary, telephone: (212) 655-2000; or from our proxy solicitor, Georgeson Inc. (toll-free at (888) 624-2255 (banks and brokers call collect at             )); or from the SEC through the SEC website at the address provided above.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR COMMON SHARES AT THE SPECIAL GENERAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED             , 2014. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

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Annex A1

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

by and among

TOWER GROUP INTERNATIONAL, LTD.,

ACP RE, LTD.

and

LONDON ACQUISITION COMPANY LIMITED

dated as of

JANUARY 3, 2014

Exhibit A Statutory Merger Agreement

Schedule 4.03 Parent Insurance Approvals

AGREEMENT AND PLAN OF MERGER, dated as of January 3, 2014 (this “Agreement”), by and among TOWER GROUP INTERNATIONAL, LTD., a Bermuda exempted company (the “Company”), ACP RE, LTD., a Bermuda exempted company (“Parent”), and LONDON ACQUISITION COMPANY LIMITED, a Bermuda exempted company and a wholly owned subsidiary of Parent (“Merger Sub”).

WITNESSETH:

WHEREAS, the Boards of Directors of the Company, Parent and Merger Sub have (i) approved the merger of Merger Sub with and into the Company, with the Company surviving such merger (the “Merger”), and (ii) determined that the terms of this Agreement are in the best interests of the Company, Parent or Merger Sub, as applicable;

WHEREAS, the Board of Directors of the Company has recommended approval of the Merger, the Statutory Merger Agreement and this Agreement by the Company’s shareholders;

WHEREAS, the parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe certain conditions to the Merger;

WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition to Parent’s and Merger Sub’s willingness to enter into this Agreement, Michael H. Lee, President and Chief Executive Officer of the Company, has entered into a Support Agreement, dated as of the date hereof (the “Support Agreement”), pursuant to which he has agreed, among other things, to vote all Company Shares (as defined herein) held by him in favor of the Merger and the adoption of this Agreement;

WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition to the Company’s willingness to enter into this Agreement, The Michael Karfunkel 2005 Grantor Retained Annuity Trust (the “Guarantor”) has entered into a Guarantee (the “Guarantee”) for the benefit of the Company pursuant to which, among other things, it has agreed to guarantee the obligations of Parent and Merger Sub to pay the Merger Consideration pursuant to the terms of this Agreement and the expenses required to be paid by Parent and Merger Sub pursuant hereto;

WHEREAS, concurrently with the execution and delivery of this Agreement, AmTrust Financial Services, Inc., or one or more of its Affiliates (“AmTrust”), and National General Holdings Corp, or one or more of its Affiliates (“NGHC”), have each entered into agreements with Parent to, upon the consummation of the Merger, acquire certain Subsidiaries of the Company and certain of the properties and assets of such Subsidiaries (the “Related Business Acquisitions”); and

WHEREAS, concurrently with the execution and delivery of this Agreement, each of AmTrust and NGHC has each entered into a Quota Share Reinsurance Agreement with all of the Company Insurance Subsidiaries that are domiciled in the United States pursuant to which such Company Insurance Subsidiaries have agreed to cede to AmTrust and NGHC, respectively, certain new and renewal business referred to therein (the “Quota Share Reinsurance Agreements” and the transactions contemplated thereby together with the Related Business Acquisitions, the “Related Transactions”).

1

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I.

The Merger

SECTION 1.01. Merger. Subject to the terms and conditions of this Agreement, and in accordance with Section 104H of the Bermuda Companies Act of 1981 (the “Bermuda Companies Act”), at the Effective Time, Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall thereupon cease, and the Company shall be the surviving company in the Merger (such surviving company, the “Surviving Company”).

SECTION 1.02. Effective Time. Subject to the terms and conditions of this Agreement and the Statutory Merger Agreement, the Company, Parent and Merger Sub will (a) on or prior to the Closing Date, execute and deliver the Statutory Merger Agreement, (b) on or prior to the Closing Date, cause an application for registration of the Surviving Company (the “Merger Application”) to be executed and delivered to the Registrar of the Companies in Bermuda (the “Registrar”) as provided under Section 108 of the Bermuda Companies Act, and (c) cause to be included in the Merger Application a request that the Registrar issue the certificate of merger with respect to the Merger (the “Certificate of Merger”) on the Closing Date. The Merger shall become effective upon the issuance of the Certificate of Merger by the Registrar (such time, the “Effective Time”).

SECTION 1.03. Effects of Merger. From and after the Effective Time, the Merger shall have the effects set forth in this Agreement and Section 109(2) of the Bermuda Companies Act.

SECTION 1.04. Memorandum of Association and Bye-Laws of the Surviving Company. At the Effective Time, the memorandum of association of the Company, as in effect immediately prior to the Effective Time, shall become the memorandum of association of the Surviving Company and the bye-laws of the Company, as in effect immediately prior to the Effective Time, shall be in the form of (except with respect to the name of the Company) the bye-laws of Merger Sub immediately prior to the Effective Time, and in such forms shall be the memorandum of association and bye-laws of the Surviving Company until thereafter changed or amended as provided therein or pursuant to applicable Law (in each case, subject to Section 5.08).

SECTION 1.05. Board of Directors and Officers of Surviving Company. The directors of Merger Sub in office immediately prior to the Effective Time shall be the directors of the Surviving Company until the earlier of their resignation or removal or until their

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respective successors are duly elected and qualified, as the case may be. The officers of Merger Sub in office immediately prior to the Effective Time shall be the officers of the Surviving Company until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

SECTION 1.06. Closing. The closing (the “Closing”) of the Merger shall take place at the offices of Conyers Dill & Pearman Limited, Clarendon House, 2 Church Street, Hamilton, Bermuda at 10:00 a.m., Hamilton time, on the third Business Day following the satisfaction or (to the extent permitted by applicable Law) waiver by the party or parties entitled to the benefits thereof of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by applicable Law) waiver of those conditions at such time), or at such other place, time and date as shall be agreed to in writing by the Company and Parent. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

ARTICLE II.

Effect on the Share Capital of the Constituent Entities; Payment of Consideration

SECTION 2.01. Effect of Merger on the Share Capital of Merger Sub and the Company. At the Effective Time, by virtue of the occurrence of the Merger, and without any action on the part of the Company, Parent, Merger Sub or any holder of any common shares, par value $0.01 per share, of the Company (“Company Shares”) or any common shares, par value $1.00 per share, of Merger Sub (“Merger Sub Shares”):

(a) Share Capital of Merger Sub. Each issued and outstanding Merger Sub Share shall be converted into and become one validly issued, fully paid and nonassessable common share, par value $1.00 per share, of the Surviving Company (the “Surviving Company Shares”).

(b) Cancelation of Treasury Shares and Parent-Owned Shares. All Company Shares that are owned by the Company as treasury shares and any Company Shares owned by Parent, Merger Sub or any other direct or indirect wholly owned Subsidiary of Parent immediately prior to the Effective Time shall be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.

(c) Conversion of Company Shares. Subject to Section 2.01(b) and Section 2.02(i), each issued and outstanding Company Share shall be converted automatically into and shall thereafter represent the right to receive an amount in cash equal to $3.00, without interest (the “Merger Consideration”). As of the Effective Time, all such Company Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each registered holder of Company Shares (a “Registered Shareholder”) (whether holding a certificate representing Company Shares (a “Certificate”) or holding Company Shares that are not represented by certificates (“Book-Entry Shares”)) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration pertaining to the Company Shares represented by such Certificate or Book-Entry Share, as the case may be, the Merger Consideration to be paid in accordance with Section 2.02(b), and the right to receive dividends and other distributions in accordance with Section 2.02(c), in each case without interest.

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SECTION 2.02. Exchange Fund. (a) Paying Agent. Prior to the Closing Date, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the payment of the aggregate Merger Consideration in accordance with this Article II. At or prior to the Effective Time, Parent shall deposit or cause to be deposited with the Paying Agent an amount in cash sufficient to pay the aggregate Merger Consideration (such cash being hereinafter referred to as the “Exchange Fund”). Parent shall or shall cause the Surviving Company promptly to replace or restore the cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient for the Paying Agent to make all payments of Merger Consideration in accordance herewith. No investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any former holder of Company Shares to receive the Merger Consideration pertaining thereto as provided herein.

(b) Letter of Transmittal; Exchange of Certificates. As soon as reasonably practicable after the Effective Time (but in no event later than two Business Days after the Effective Time), the Surviving Company or Parent shall instruct the Paying Agent to mail to each Registered Shareholder a form of letter of transmittal (which (i) may specify that payment of the Merger Consideration shall only be effected upon delivery to the Paying Agent of (in the case of certificated Company Shares) the Certificate and (ii) shall be in such form and have such other customary provisions as the Surviving Company may specify, subject to the Company’s reasonable approval (to be obtained prior to the Effective Time)), together with instructions thereto, setting forth, inter alia, the procedures by which Registered Shareholders may receive the Merger Consideration to which they are entitled pursuant to this Article II. After the Effective Time, each Registered Shareholder who holds Book-Entry Shares shall be entitled to receive from the Paying Agent cash in an amount (subject to Section 2.02(h)) equal to the number of Company Shares represented by such Book-Entry Shares multiplied by the Merger Consideration. Upon the completion of such applicable procedures by a Registered Shareholder who holds Certificates, such Registered Shareholder shall be entitled to receive from the Paying Agent cash in an amount (subject to Section 2.02(h)) equal to the number of Company Shares represented by such Certificates multiplied by the Merger Consideration, and any such surrendered Certificates (in the case of certificated Company Shares only) shall forthwith be canceled. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name a Certificate surrendered is registered, it shall be a condition of payment that the Person requesting such payment (1) shall have paid any transfer and other Taxes required by reason of the payment of the Merger Consideration to a Person other than the Registered Shareholder or (2) shall have established to the reasonable satisfaction of the Surviving Company that such Tax either has been paid or is not applicable. No interest shall be paid or shall accrue on the cash payable pursuant to this Section 2.02(b).

(c) Transfer Books; No Further Ownership Rights in Company Shares. The Merger Consideration paid in respect of each Company Share upon surrender of Certificates or Book-Entry Shares in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to such Company Shares previously represented by such Certificates or Book-Entry Shares. Until satisfaction of the applicable procedures set

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forth in this Section 2.02, each Certificate or Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration pertaining to the Company Shares formerly represented thereby as contemplated by this Article II. From and after the Effective Time, each Registered Shareholder shall cease to have any rights with respect to their Company Shares, except as otherwise provided for herein or by applicable Law.

(d) Lost, Stolen or Destroyed Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Company, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will pay, in exchange for such lost, stolen or destroyed Certificate, the applicable Merger Consideration to be paid in respect of the Company Shares formerly represented by such Certificate as contemplated by this Article II.

(e) Termination of Exchange Fund. At any time following the first anniversary of the Closing Date, the Surviving Company shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto and funds in respect of the amount of Merger Consideration attributable to Company Shares that are Dissenting Shares) that had been made available to the Paying Agent and which have not been disbursed to Registered Shareholders, and thereafter such Registered Shareholders shall be entitled to look only to Parent and the Surviving Company for, and Parent and the Surviving Company shall remain liable for, payment of their claims of the Merger Consideration pertaining to their former Company Shares pursuant to the provisions of this Article II. Any amounts remaining unclaimed by such Registered Shareholders at such time at which such amounts would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by applicable Law, the property of Parent or its designee, free and clear of all claims or interest of any Person previously entitled thereto.

(f) Dissenting Shares. Any portion of the aggregate Merger Consideration made available to the Paying Agent in respect of any Dissenting Shares will be returned to Parent, upon demand.

(g) No Liability. Notwithstanding any provision of this Agreement to the contrary, none of the parties hereto, the Surviving Company or the Paying Agent shall be liable to any Person for Merger Consideration delivered to a public official pursuant to any applicable state, federal or other abandoned property, escheat or similar Law.

(h) Withholding Taxes. Parent, the Surviving Company and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or under any provision of other applicable Tax Law. To the extent amounts are so withheld and paid over to the appropriate Governmental Authority, the withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

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(i) Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, any Dissenting Shares shall be cancelled (but shall not entitle their holders to receive the Merger Consideration) and converted into the right to receive the fair value thereof under Section 106 of the Bermuda Companies Act (provided that if a Dissenting Shareholder fails to perfect effectively, withdraws or waives or loses such dissenters` rights action, such Dissenting Shareholder shall be entitled to receive the Merger Consideration). The Company shall give Parent (a) prompt notice of (i) any demands for appraisal of Dissenting Shares or attempted negotiations to settle or attempted withdrawal or withdrawals of such demands received by the Company and any other instruments served under the Bermuda Companies Act and received by the Company relating to any Dissenting Shareholder’s right to be paid the fair value of such Dissenting Shareholder’s Dissenting Shares and (ii) any applications to the Supreme Court of Bermuda for appraisal of the fair value of the Dissenting Shares and (b) the right and opportunity to participate with the Company in any and all negotiations and proceedings with respect to any written demands for appraisal under the Bermuda Companies Act. The Company shall not, without the prior written consent of the Parent, voluntarily make any payment with respect to, or settle, or offer to settle, any such demands or applications, or waive any failure to timely deliver a written demand for appraisal or timely take any other action to perfect appraisal rights in accordance with the Bermuda Companies Act.

SECTION 2.03. Company Equity Awards. Prior to the Effective Time, the Board of Directors of the Company (or, if appropriate, any duly authorized committee thereof administering the Company Share Plans) shall adopt such resolutions and take such other actions as may be required to provide that, immediately following the Effective Time, the Company Share Plans will terminate and, subject to Section 2.02(h):

(a) Without any action on the part of any holder or the Company, each outstanding stock option granted under a Company Share Plan or otherwise (a “Company Option”), whether or not then vested or exercisable, shall be vested and exercisable as of the Effective Time and shall be exchanged for a cash payment equal to the product of (A) the number of Company Shares subject to the Company Option and (B) the excess, if any, of (1) the Merger Consideration over (2) the exercise price per share of Company Share subject to such Company Option; and

(b) Without any action on the part of any holder or the Company, each outstanding restricted stock unit or restricted share unit granted under a Company Share Plan or otherwise (a “Company RSU”), whether or not then vested, shall become fully vested and all restrictions with respect thereto shall lapse immediately as of the Effective Time and shall be exchanged for a cash payment equal to the product of (i) the number of Company Shares subject to such Company RSU and (ii) the Merger Consideration.

(c) Without any action on the part of any holder or the Company, each outstanding share of restricted stock of the Company granted or awarded under the Company Share Plan or otherwise (a “Company Restricted Share”) whether or not then vested, shall become fully vested and all restrictions with respect thereto shall lapse immediately as of the Effective Time and shall be exchanged for a cash payment equal to the product of (i) the number of Company Restricted Shares and (ii) the Merger Consideration.

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(d) Rights of Holders. Effective as of the Effective Time, each Company RSU and Company Option shall be cancelled and the holder thereof shall cease to have any rights with respect thereto; provided, that such holders shall have the right to receive the applicable consideration to be paid in respect of each such Company RSU and Company Option as contemplated by this Article II.

SECTION 2.04. Payments with Respect to Company Equity Awards. Promptly after the Effective Time (but in any event, no later than three Business Days after the Effective Time), the Surviving Company shall pay through its payroll systems the amounts due pursuant to Section 2.03 to the holders of Company Options and Company RSUs.

SECTION 2.05. Adjustments. Notwithstanding any provision of this Article II to the contrary, if between the date of this Agreement and the Effective Time the issued and outstanding Company Shares shall have been changed into a different number of shares or a different class by reason of the occurrence or record date of any stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar transaction, which change shall not take place without the express prior consent thereto in accordance with Article V, the Merger Consideration shall be appropriately adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar transaction.

ARTICLE III.

Representations and Warranties of the Company

The Company represents and warrants to Parent and Merger Sub that, except as (A) set forth in the disclosure schedule delivered by the Company to Parent and Merger Sub on the date of this Agreement (the “Company Disclosure Schedule”) (it being understood that any information set forth on one Section or subsection of the Company Disclosure Schedule shall be deemed to apply to and qualify the Section or subsection of this Agreement to which it corresponds in number and each other Section or subsection of this Agreement to the extent that it is reasonably apparent on its face that such information is relevant to such other Section or subsection) or (B) disclosed in any report, schedule, form, statement or other document filed with, or furnished to, the SEC and publicly available prior to the Business Day immediately prior to the date of this Agreement (the “Filed SEC Documents”), excluding any disclosures set forth in any section of a Filed SEC Document entitled “risk factors” or “forward-looking statements” to the extent they are cautionary, predictive or forward-looking in nature:

SECTION 3.01. Organization; Standing. (a) The Company is an exempted company duly incorporated, validly existing and in good standing under the Laws of Bermuda. The Company has all requisite corporate power and authority necessary to carry on its business as it is now being conducted. The Company is duly licensed or qualified to do business and is in good standing (where such concept or an equivalent thereto is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not reasonably be expected to have a Material Adverse Effect. A true and complete copy of the Company Charter and the bye-laws of the Company are included in the Filed SEC Documents.

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(b) Each of the Company’s Subsidiaries is duly organized, validly existing and in good standing (where such concept or an equivalent thereto is recognized under applicable Law) under the Laws of the jurisdiction of its organization, except where the failure to be so organized, existing and in good standing would not reasonably be expected to have a Material Adverse Effect. No Insurance Regulator in any state has notified the Company or any Subsidiary, orally or in writing, that the Company or such Subsidiary is commercially domiciled in any jurisdiction.

SECTION 3.02. Capitalization. (a) At the close of business on December 31, 2013 (the “Capitalization Date”), (i) 57,381,686 Company Shares (including Company Restricted Shares) were issued and outstanding, (ii) 55,471 Company Shares were held by the Company as treasury shares and (iii) 955,804 Company Shares in the aggregate were reserved and available for issuance pursuant to the Company Share Plans upon the exercise of Company Options. No Company Option has a per Company Share exercise price of less than the Merger Consideration. Since the Capitalization Date through the date of this Agreement, other than in connection with the granting, vesting, settlement or exercise of Company Options, Company Restricted Shares or Company RSUs, neither the Company nor any of its Subsidiaries has (1) issued any Company Securities or incurred any obligation to make any payments based on the price or value of any Company Securities or dividends paid thereon that were outstanding as of the Capitalization Date or (2) established a record date for, declared, set aside for payment or paid any dividend on, or made any other distribution in respect of, any shares of the Company’s capital stock.

(b) Except as described in this Section 3.02, as of the Capitalization Date, there were (i) no outstanding shares of capital stock of, or other equity or voting interests in, the Company, (ii) no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company, (iii) no outstanding options, warrants, calls, rights or other commitments or agreements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interests in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company, (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interests in, the Company (the items in clauses (i), (ii), (iii) and (iv) being referred to collectively as “Company Securities”) and (v) no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any Company Securities or dividends paid thereon. There are no outstanding agreements of any kind that obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities (or obligate the Company to grant, extend or enter into any such agreements relating to any Company Securities) or that grant any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Company Securities. Except as described in this Section 3.02, no direct or indirect Subsidiary of the Company owns any Company Shares. Other than the Registration Rights Agreement, none of the Company or any Subsidiary of the Company is a party to any shareholders’ agreement, voting trust agreement, registration rights

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agreement or other similar agreement or understanding relating to any Company Securities or any other agreement relating to the disposition, voting or dividends with respect to any Company Securities. All outstanding Company Shares have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.

(c) The Company Shares constitute the only issued and outstanding class of securities of the Company or its Subsidiaries registered under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”).

(d) There have been no re-pricings of any Company Options through amendments, cancellation and reissuance or other means during the current or prior three (3) calendar years. None of the Company Options, Company Restricted Shares or Company RSUs have been granted in contemplation of the Merger or the Transactions. None of the Company Options was granted with an exercise price below the fair market value, as determined in accordance with the Company Share Plan, on the date of grant. All grants of Company Options were validly made and properly approved by the Company’s Board of Directors (or a duly authorized committee or subcommittee thereof) in compliance with all applicable Law, and no such grants of Company Options involved any “back dating,” “forward dating” or similar practices.

(e) Section 3.02(e) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, the name and jurisdiction of organization of each Subsidiary of the Company. Except as set forth in Section 3.02 of the Company Disclosure Schedule, all of the issued and outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company (except for directors’ qualifying shares) are owned directly or indirectly, beneficially and of record, by the Company free and clear of all Liens and material transfer restrictions, except for such Liens and transfer restrictions of general applicability as may be created under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”) or other applicable securities Laws. Each issued and outstanding share of capital stock of each Subsidiary of the Company is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, and there are no subscriptions, options, warrants, rights, calls, contracts or other commitments, understandings, restrictions or arrangements relating to the issuance, acquisition, redemption, repurchase or sale of any shares of capital stock or other equity or voting interests of any Subsidiary of the Company, including any right of conversion or exchange under any outstanding security, instrument or agreement, any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any securities of any Subsidiary of the Company. None of the Subsidiaries of the Company has any outstanding equity compensation or similar plans relating to the capital stock of, or other equity or voting interests in, any Subsidiary of the Company. Neither the Company nor any of its Subsidiaries has any obligation to make any payments based on the price or value of any securities of any Subsidiary of the Company or dividends paid thereon.

SECTION 3.03. Authority; Noncontravention; Voting Requirements. (a) The Company has all necessary power and authority to execute and deliver this Agreement and, subject to obtaining the Company Shareholder Approval, to perform its obligations hereunder

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and to consummate the Transactions. The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the Transactions, have been duly authorized and approved by the Board of Directors of the Company, and, except for obtaining the Company Shareholder Approval, executing and delivering the Statutory Merger Agreement (and performing the obligations set forth therein) and filing the Merger Application with the Registrar pursuant to the Bermuda Companies Act, no other action on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement and the Statutory Merger Agreements and the consummation by the Company of the Transactions. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).

(b) The Board of Directors of the Company has (i) determined that the Merger, on the terms and subject to the conditions set forth herein, is fair to, and in the best interests of, the Company, (ii) approved this Agreement and the Transactions, and (iii) resolved, subject to Section 5.02, to recommend approval of the Merger, this Agreement and the Statutory Merger Agreement to the holders of Company Shares (such recommendation, the “Company Board Recommendation”). The Board of Directors of the Company has directed that the Merger, this Agreement and the Statutory Merger Agreement be submitted to the holders of Company Shares for their approval.

(c) Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the Transactions, nor performance or compliance by the Company with any of the terms or provisions hereof, will (i) conflict with or violate any provision (A) of the Company Charter or the bye-laws of the Company or (B) of the similar organizational documents of any of the Company’s Subsidiaries or (ii) assuming (A) that the actions described in Section 3.03(a), clause (iii) of the first sentence of Section 3.03(b) and the second sentence of Section 3.03(b) have been completed, (B) that the authorizations, consents and approvals referred to in Section 3.04 and the Company Shareholder Approval are obtained and (C) that the filings referred to in Section 3.04 are made and any waiting periods thereunder have terminated or expired, in the case of each of the foregoing clauses (A) through (C), prior to the Effective Time, (x) conflict with, contravene or violate any Law, judgment, writ or injunction of any Governmental Authority applicable to the Company or any of its Subsidiaries, (y) conflict with, contravene, violate or constitute a default under any of the terms, conditions or provisions of any loan or credit agreement, debenture, note, bond, mortgage, indenture, deed of trust, lease, sublease, license, contract or other equivalent agreement (each, a “Contract”) to which the Company or any of its Subsidiaries is a party or accelerate the Company’s or, if applicable, any of its Subsidiaries’, obligations under any such Contract or (z) result in the creation of any Lien on any properties or assets of the Company or any of its Subsidiaries, except, in the case of clause (ii), as would not reasonably be expected to have a Material Adverse Effect.

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(d) The affirmative vote of a majority of the votes cast by Registered Shareholders present or represented by proxy at the Company Shareholder Meeting in accordance with the Bermuda Companies Act and the Company Charter and the Company’s bye-laws (the “Company Shareholder Approval”) is the only vote or approval of the holders of any class or series of shares of the Company or any of its Subsidiaries that is necessary to approve this Agreement, the Statutory Merger Agreement and the Merger.

SECTION 3.04. Governmental Approvals. Except for (a) compliance with the applicable requirements of the Exchange Act, including the filing with the Securities and Exchange Commission (the “SEC”) of a proxy statement relating to the Company Shareholders Meeting (as amended or supplemented from time to time, the “Proxy Statement”), (b) compliance with the rules and regulations of the NASDAQ Stock Market, (c) the filing of (i) the Merger Application with the Registrar pursuant to the Bermuda Companies Act, and (ii) appropriate documents with the relevant authorities of other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (d) filings required under, and compliance with other applicable requirements of, the HSR Act, and such other consents, approvals, filings, authorizations, declarations or registrations as are required to be made or obtained under any non-U.S. Antitrust Laws, in each case as set forth in Section 3.04 of the Company Disclosure Schedule, (e) compliance with any applicable state securities or blue sky laws, (f) approvals or filings under all applicable Insurance Laws as set forth in Section 3.04 of the Company Disclosure Schedule (the “Company Insurance Approvals”) and (g) the Parent Insurance Approvals (assuming the accuracy of the representations and warranties made in Section 4.03(c) and the completeness of Schedule 4.03), no consent or approval of, action by or in respect of, or filing, license, permit or authorization, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the Transactions, other than such other consents, approvals, filings, licenses, permits or authorizations, declarations or registrations that, if not obtained, made or given, would not reasonably be expected to have a Material Adverse Effect.

SECTION 3.05. Company SEC Documents; Undisclosed Liabilities. (a) Except as set forth in Section 3.05(a) of the Company Disclosure Schedule, the Company has timely filed with or furnished to the SEC, all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed or furnished by the Company since January 1, 2012 (collectively, the “Company SEC Documents”). Except as set forth in Section 3.05(a) of the Company Disclosure Schedule, as of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Company SEC Documents) (or, in either case, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), each Company SEC Document complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder, applicable to such Company SEC Documents, and none of the Company SEC Documents, including any financial statements, schedules or exhibits included or incorporated by reference therein as of such respective dates (or, if amended prior to the date of this Agreement, the date of the filing of such amendment, with respect to the disclosures that are amended) contained any untrue statement of a material fact or omitted to

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state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, to the Company’s Knowledge, there are no outstanding or unresolved comments in any comment letters received by the Company from the SEC with respect to the Filed SEC Documents. As of the date of this Agreement, to the Company’s Knowledge, none of the Filed SEC Documents is the subject of any ongoing review by the SEC. None of the Company’s Subsidiaries is, or (other than Tower Group, Inc.) since January 1, 2011 has been, required to file periodic reports with the SEC pursuant to the Exchange Act.

(b) The consolidated financial statements of the Company (including all related notes or schedules) included or incorporated by reference in the Company SEC Documents complied as to form, as of their respective dates of filing and effectiveness, as applicable, with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows and changes in stockholders’ equity for the periods shown (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments as permitted by GAAP and the applicable rules and regulations of the SEC). The unaudited consolidated balance sheet and statement of income of the Company as of and for the nine (9)-month period ending September 30, 2013, copies of which have been delivered to Parent, fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the date thereof and the consolidated results of their operations for the nine (9)-month period then ended, in each case other than with respect to intangible assets set forth on such financial statements and the effect of changes in the value of such assets on the Company’s financial position and results of operations.

(c) The Company and each of its Subsidiaries has established and maintains a system of internal controls over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance (i) regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, (ii) that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with authorizations of management and the Company Board, and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s and its Subsidiaries’ assets that could have a material effect on the Company’s financial statements.

(d) The Company and each of its Subsidiaries has established and maintains a system of disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) that are designed to provide reasonable assurance that material information (both financial and non-financial) relating to the Company and its Subsidiaries, required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and is made known to the chief executive officer and chief financial officer of the Company by others within those entities as appropriate to allow

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timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required under the Exchange Act with respect to such reports. No employee of the Company who has a significant role in the preparation of the Company’s financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries has, in the preparation of the financial statements included in the Company SEC Documents or in the Company Statutory Statements, purposely engaged in actual fraud with the specific intent to deceive and mislead.

(e) Neither the Company nor any of its Subsidiaries has any material liabilities of any nature (whether accrued, absolute, contingent or otherwise) except liabilities (i) reflected or reserved against in the balance sheet (or the notes thereto) of the Company and its Subsidiaries as of December 31, 2012, included in the Filed SEC Documents, (ii) incurred after December 31, 2012, in the Ordinary Course of Business or (iii) as contemplated by this Agreement or otherwise incurred in connection with the Transactions.

(f) Neither the Company nor any of its Subsidiaries has outstanding (nor has arranged or modified since the enactment of the Sarbanes-Oxley Act) any “extensions of credit” (within the meaning of Section 402 of the Sarbanes-Oxley Act) to directors or executive officers (as defined in Rule 3b-7 under the Exchange Act) of the Company or any of its Subsidiaries. Except as set forth in Section 3.05(e) of the Company Disclosure Schedule, the Company is otherwise in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC promulgated thereunder that are applicable to the Company and the applicable listing and governance rules of NASDAQ. With respect to each Company SEC Document on Form 10-K or 10-Q, each of the principal executive officer and the principal financial officer of the Company have made all certifications required by Rule 13a-4 or 15(d) under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder with respect to such Company SEC Documents.

(g) The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and will not, at the time it is filed with the SEC, at the date it is first mailed to the shareholders of the Company, at the time of any amendment thereof or supplement thereto and at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to statements made or incorporated by reference therein based on information supplied in writing by or on behalf of Parent or Merger Sub or any Affiliates thereof specifically for inclusion or incorporation by reference in the Proxy Statement. If at any time prior to the Company Shareholders Meeting any fact or event relating to the Company or any of its Affiliates which should be set forth in an amendment or supplement to the Proxy Statement should be discovered by the Company or should occur, the Company will, promptly after becoming aware thereof, inform Parent of such fact or event.

SECTION 3.06. Absence of Certain Changes. Except as set forth in Section 3.06 of the Company Disclosure Schedule, from December 31, 2012 through the date of this Agreement, there has not been:

(a) a Material Adverse Effect;

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(b) any (i) declaration, setting aside for payment or payment of any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any shares of the Company’s capital stock or other equity or voting interests (other than regular quarterly cash distributions of $0.1875 per Company Share), (ii) redemption, purchase or other acquisition of the Company’s outstanding shares of capital stock or other equity or voting interests (other than (x) pursuant to the Company Plans, the Company Share Plans, the Company Options, the Company Restricted Shares, the Company RSUs or other equity awards or (y) in connection with the satisfaction of Tax withholding obligations with respect to Company Options, the Company Restricted Shares, the Company RSUs or other equity awards, in each case in accordance with existing agreements or terms) or (iii) split, combination, subdivision or reclassification of any shares of the Company’s capital stock or other equity or voting interests;

(c) any material change in the methods of accounting or accounting practices by the Company or any Subsidiary, except as required by concurrent changes in GAAP, Applicable SAP or applicable Law, including Regulation S-X of the Exchange Act;

(d) (i) with respect to any director, officer or employee of the Company or any of its Subsidiaries whose annual base salary exceeds $150,000, (A) any grant of any new or any increase of any severance or termination pay (or any amendment to any existing severance pay or termination arrangement), (B) any entering into of any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement), or (C) any increase in compensation, bonus or other benefits, except for increases in the Ordinary Course of Business, (ii) any increase in benefits payable under any existing severance or termination pay policies, or (iii) any establishment, adoption or amendment, except as required by applicable Law, to any collective bargaining, bonus, profit-sharing, thrift, pension, retirement, deferred compensation, stock option, restricted stock or other benefit plan or arrangement;

(e) any material Tax election made or changed, any material method of tax accounting adopted or changed, or any material Tax claim, audit or assessment settled or compromised; or

(f) any event that, without the consent of Parent, would constitute a breach of Section 5.01(a), if Section 5.01(a) applied since December 31, 2012.

SECTION 3.07. Legal Proceedings. Except as would not reasonably be expected to be material to the businesses, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole, and except for proceedings, suits, arbitrations, actions or investigations relating to claims under policies or contracts of insurance written by any of the Company Insurance Subsidiaries within applicable policy limits, there is no (a) pending or, to the Knowledge of the Company, threatened legal or administrative proceeding, suit, arbitration, action or, to the Knowledge of the Company, investigation against the Company or any of its Subsidiaries, or (b) outstanding injunction, order, judgment, ruling, decree or writ imposed upon the Company or any of its Subsidiaries, in each case, by or before any Governmental Authority.

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SECTION 3.08. Compliance with Laws; Permits. (a) Except as set forth in Section 3.08 of the Company Disclosure Schedule, the Company and each of its Subsidiaries are, and have since January 1, 2011 been, in compliance with all Federal, national, provincial, state, local or multinational laws, statutes, common laws, ordinances, codes, rules, orders, judgments, injunctions, writs, decrees, governmental guidelines or interpretations having the force of law, Permits, regulations, decrees and orders of Governmental Authorities (collectively, “Laws”) applicable to the Company or any of its Subsidiaries, except as would not reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries hold all licenses, franchises, permits, certificates, approvals and authorizations from Governmental Authorities necessary for the lawful conduct of their respective businesses (collectively, “Permits”), except where the failure to hold the same would not reasonably be expected to have a Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all Permits are in full force and effect, none of the Company or its Subsidiaries is in default or violation of any such Permit, and neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Authority threatening to suspend, revoke, withdraw or modify in any material and adverse respect any Permit. The Company and its Subsidiaries and, to the Knowledge of the Company, their respective Affiliates and Representatives, are, and have been since December 31, 2011, in compliance with (i) the Foreign Corrupt Practices Act of 1977, as amended, and any rules and regulations promulgated thereunder, (ii) the Organization for Economic Cooperation and Development Convention Against Bribery of Foreign Public Officials in International Business Transactions and legislation implementing such Convention and (iii) the United Kingdom Bribery Act of 2010, as amended, and any rules and regulations promulgated thereunder. Each of the Company and each of its Subsidiaries (and, to the Knowledge of the Company, each of their respective Representatives acting or purporting to act in such capacity) (i) has not used and is not using any corporate funds or other assets for any direct or indirect unlawful payments to any foreign or domestic government officials or employees, (ii) has not established or maintained, or is maintaining, any unlawful fund of corporate monies or other properties for the purposes set forth in clauses (i) or (iv) of this sentence, and (iv) has not made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment of any nature to any foreign or domestic government officials or employees. This Section 3.08 does not relate to the Company SEC Documents, financial statements or compliance with the Sarbanes-Oxley Act (and associated rules and regulations), which are the subject of Section 3.05, Tax matters, which are the subject of Section 3.09, employee benefits and labor matters, which are the subject of Sections 3.10 and 3.11, or insurance or reinsurance matters, which are the subject of Sections 3.17 through 3.21.

(b) Without limiting anything contained in Section 3.08(a), (i) all policy forms issued by any Company Insurance Subsidiary, and all policies, binders, slips, certificates and participation agreements and other agreements of insurance, whether individual or group, in effect as of the date hereof (including all applications, supplements, endorsements, riders and ancillary agreements in connection therewith) and all amendments, applications, brochures, illustrations and certificates pertaining thereto, and any and all marketing materials, are, to the extent required under applicable Law, on forms approved by applicable insurance regulatory authorities or which have, where required by applicable Law, been approved by any applicable Insurance Regulator or filed with and not objected to (or such objection has been withdrawn or resolved) by such Insurance Regulator within the period provided by applicable Law for objection, and all such forms comply in all material respects with, and have been administered in

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all material respects in accordance with, applicable Law, and (ii) all premium rates established by a Company Insurance Subsidiary that are required to be filed with or approved by any Insurance Regulator have been so filed or approved, the premiums charged conform to the premium rating plans and underwriting methodologies so filed or approved and comply (or complied at the relevant time) with all applicable anti-discrimination laws, federal or state, and all applicable Insurance Laws. The Company and its Company Insurance Subsidiaries have, since January 1, 2011, made all required material notices, submissions, reports or other filings under applicable insurance holding company statutes, and all contracts, agreements, arrangements and transactions in effect between any Company Insurance Subsidiary and any affiliate are in compliance in all material respects with the requirements of all applicable insurance holding company statutes. The Company has marketed, administered, sold and issued insurance products in compliance in all material respects with all applicable Laws, including without limitation (1) all applicable prohibitions against withdrawal of business lines and “redlining,” (2) all applicable requirements relating to the disclosure of the nature of insurance products and policies, (3) all applicable requirements relating to insurance product projections and illustrations, and (4) all applicable requirements relating to the advertising, sales and marketing of insurance products (including licensing and appointments).

SECTION 3.09. Tax Matters.

(a) The Company and each of its Subsidiaries has prepared (or caused to be prepared) and timely filed (taking into account valid extensions of time within which to file) all material Tax Returns required to be filed by any of them, and all such filed Tax Returns (taking into account all amendments thereto) are true, complete and accurate in all material respects.

(b) All material Taxes owed by the Company and each of its Subsidiaries that are due (whether or not shown on any Tax Return) have been timely paid or are being validly contested and have been adequately reserved against in accordance with GAAP and Applicable SAP.

(c) As of the date of this Agreement, the Company has not received written notice of any pending audits, examinations, investigations, claims or other proceedings, nor, to the Knowledge of the Company, are any such proceedings being conducted, in respect of any Taxes of the Company or any of its Subsidiaries.

(d) There are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than Permitted Liens.

(e) None of the Company or any of its Subsidiaries has been a “controlled corporation” or a “distributing corporation” in any distribution occurring during the two-year period ending on the date of this Agreement that was purported or intended to be governed by Section 355 of the Code (or any similar provision of applicable Law).

(f) No deficiency for any Tax has been proposed, asserted or assessed by any Governmental Authority against the Company or any of its Subsidiaries, except for deficiencies that have been satisfied by payment in full, settled or withdrawn or that have been adequately reserved.

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(g) Neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to an assessment or deficiency for Taxes (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course).

(h) Neither the Company nor any of its Subsidiaries has participated in any “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b) or comparable provision of any other applicable Tax Law.

(i) For purposes of this Agreement, (A) “Tax” means all federal, national, provincial, state or local taxes, charges, fees, levies or other similar assessments or liabilities in the nature of taxes, including income, gross receipts, ad valorem, value-added, estimated, excise, real property, personal property, profits, sales, use, transfer, withholding, employment, payroll and franchise taxes imposed by a Governmental Authority, together with any interest, penalties, assessments or additions to tax imposed by any Governmental Authority and (B) “Tax Returns” means all reports, returns, declarations, statements or other information required to be filed in respect of any Taxes to be supplied to a Governmental Authority in connection with Taxes.

(j) The Company and each of its Subsidiaries has withheld and paid when due all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, stockholder or other third party.

(k) Neither the Company nor any of its Subsidiaries conducts business or derives income from any jurisdiction in which the Company or such Subsidiaries does not file Tax Returns.

(l) Neither the Company nor any of its Subsidiaries is liable for the Taxes of any other Person (other than the Company and its Subsidiaries) by law or by contract.

(m) The Company is a “surrogate foreign corporation” within the meaning of Section 7874(a)(2)(B) of the Code.

(n) Neither the Company nor any of its Subsidiaries has recognized any inversion gain within the meaning of Section 7874(d)(2) of the Code.

SECTION 3.10. Employee Benefits. (a) Section 3.10(a) of the Company Disclosure Schedule contains a true and complete list, as of the date of this Agreement, of each material Company Plan. With respect to each material Company Plan, the Company has made available to Parent true and complete copies (to the extent applicable) of the plan document, including any amendments thereto, other than any document that the Company or any of its Subsidiaries is prohibited from making available to Parent as the result of applicable Law relating to the safeguarding of data privacy.

(b) Each Company Plan has been administered in material compliance with its terms and applicable Laws. Each Company Pension Plan that is intended to meet the qualification requirements of Section 401(a) of the Code has received a favorable determination letter from the IRS or is entitled to rely upon a favorable opinion issued by the IRS and there are no existing circumstances or any events that have occurred that could reasonably be expected to cause the loss of any such qualification status of any such Company Pension Plan.

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(c) The Company does not maintain or contribute to a plan subject to Title IV of ERISA or Section 412 of the Code, including any “single employer” defined benefit plan or any “multiemployer plan” (each, as defined in Section 4001 of ERISA).

(d) Except as required under applicable Law, no Company Plan provides health, medical or other welfare benefits following retirement or other termination of employment.

(e) Except as set forth in Section 3.10(e) of the Company Disclosure Schedule, the consummation of the Transactions will not, either alone or in combination with another event, (i) accelerate the time of payment or vesting, or materially increase the amount of compensation due to any director, officer or employee of the Company or any of its Subsidiaries (whether by virtue of any termination, severance, change of control or similar benefit or otherwise), (ii) cause the Company to transfer or set aside any assets to fund any benefits under any Company Plan or (iii) limit or restrict the right to amend, terminate or transfer the assets of any Company Plan on or following the Effective Time.

(f) Other than routine claims for benefits: (i) there is no pending or, to the Knowledge of the Company, threatened action relating to a Company Plan or against any trustee or fiduciary thereof or any of the assets of any trust of any of the Company Plans; and (ii) no Company Plan has, since January 1, 2011, been the subject of an examination or audit by a Governmental Authority. No non-exempt “prohibited transaction” (within the meaning of Section 4975 of the Code and Section 406 of ERISA) has occurred or is reasonably expected to occur with respect to the Company Plans. No Company Plan is under, and the Company has not received any notice of, an audit or investigation by the IRS, Department of Labor or any other Governmental Authority, and no such completed audit, if any, has resulted in the imposition of any Tax or penalty that remains unpaid or otherwise outstanding as of the date hereof.

(g) Each Company Plan that is a “nonqualified deferred compensation plan” (as defined under Section 409A(d)(1) of the Code) has been operated and administered in compliance with, and is in documentary compliance with, Section 409A of the Code and the Treasury Regulations and other official guidance promulgated thereunder.

(h) Any individual who performs services for the Company and who is not treated as an employee for federal income tax purposes by the Company is not an employee under applicable law and is not an employee for any purpose (including tax withholding purposes or Company Plan purposes). The Company does not have any liability by reason of an individual who performs or performed services for the Company in any capacity being improperly excluded from participating in a Company Plan. Each employee of the Company has been properly classified as “exempt” or “non-exempt” under applicable law.

(i) The Company has accrued on its books as of December 31, 2013, an aggregate of $5,677,183 with respect to payments of severance (the “Severance Accrued Amount”). The Company has a committed Retention Amount of $5,233,279 for service through September 30, 2014, of which an aggregate of $1,308,320 is accrued at December 31, 2013 (the “Retention Accrued Amount”).

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SECTION 3.11. Labor Matters. (a) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or other agreement with a labor union or similar organization, (b) to the Knowledge of the Company, there are no activities or proceedings of any labor organization to organize any employees of the Company or any of its Subsidiaries and no demand for recognition as the exclusive bargaining representative of any employees has been made by or on behalf of any labor or similar organization and (c) there is no pending or, to the Knowledge of the Company, threatened strike, lockout, slowdown, or work stoppage by or with respect to the employees of the Company or any of its Subsidiaries. The Company is in and has been at all times in compliance in all material respects with all Laws relating to employment and provision of services.

SECTION 3.12. Investments Assets. The Company has provided Parent with a complete list of all bonds, stocks, mortgage loans and other investments that were carried on the books and records of the Company and its Subsidiaries as of September 30, 2013 (such bonds, stocks, mortgage loans and other investments, together with all bonds, stocks, mortgage loans and other investments acquired by the Company and its Subsidiaries between such date and the date of this Agreement, the “Investment Assets”). Except for Investment Assets sold in the Ordinary Course of Business, in compliance with the Investment Guidelines or as permitted or otherwise contemplated by this Agreement, each of the Company and its Subsidiaries, as applicable, has good and marketable title to all of the Investment Assets it purports to own, free and clear of all Liens except Permitted Liens. A copy of the Company’s policies with respect to the investment of the Investment Assets is set forth in Section 3.12 of the Company Disclosure Schedule (the “Investment Guidelines”), and the composition of the Investment Assets complies in all material respects with, and the Company and its Subsidiaries have complied in all material respects with, the Investment Guidelines, as in effect from time to time since January 1, 2012.

SECTION 3.13. Intellectual Property. (a) Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries have sufficient rights to use all Intellectual Property used in the conduct of the business of the Company and its Subsidiaries as currently conducted.

(b) Except as would not reasonably be expected to have a Material Adverse Effect, no claims are pending or, to the Knowledge of the Company, threatened (i) challenging the ownership, enforceability, scope, validity or use by the Company or any of its Subsidiaries of any Intellectual Property owned by the Company or any of its Subsidiaries or (ii) alleging that the Company or any of its Subsidiaries is violating, misappropriating or infringing the rights of any Person with regard to any Intellectual Property.

(c) Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, (i) to the Knowledge of the Company, no Person is misappropriating, violating or infringing the rights of the Company or any of its Subsidiaries with respect to any Intellectual Property owned by the Company or a Subsidiary of the Company and (ii) the operation of the business of the Company and its Subsidiaries as currently conducted does not violate, misappropriate or infringe the Intellectual Property of any other Person.

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(d) The Company and its Subsidiaries have taken reasonable measures to protect the confidentiality and value of all material confidential information, proprietary information, trade secrets and know-how, including confidential and proprietary processes, schematics, business methods, formulae, drawings, prototypes, models, designs, customer lists and supplier lists (collectively, “Trade Secrets”) that are owned, used or held for use by the Company and its Subsidiaries, and to the Company’s Knowledge, such Trade Secrets have not been used, disclosed to or discovered by any third party except pursuant to valid non-disclosure and/or license agreements or other confidentiality obligations which have not been breached.

(e) The IT Assets operate and perform as required by the Company and its Subsidiaries to conduct their business as presently conducted, except as, individually or in the aggregate, would not reasonably be likely to have a Material Adverse Effect. No Person has gained unauthorized access to the IT Assets, except as, individually or in the aggregate, would not reasonably be likely to have a Material Adverse Effect. The Company and its Subsidiaries have implemented reasonable backup and disaster recovery technology. The Company and its Subsidiaries have taken reasonable measures, including, where applicable, firewalls and other security devices, to protect the confidentiality of customer information consistent with applicable Law and current industry standards, except as, individually or in the aggregate, would not reasonably be likely to have a Material Adverse Effect. There have been no security breaches of the Company’s IT Assets in the past three (3) years, except as, individually or in the aggregate, would not reasonably be likely to have a Material Adverse Effect.

SECTION 3.14. Anti-Takeover Provisions. No “fair price”, “moratorium”, “control share acquisition” or other similar antitakeover statute or similar statute or regulation (each, a “Takeover Law”) applies to the Company with respect to this Agreement or the Merger.

SECTION 3.15. Real Property.

(a) Neither the Company nor any of its Subsidiaries owns any real property.

(b) (i) The Company or one of its Subsidiaries has a good and valid leasehold interest in each material Company Lease, free and clear of all Liens (other than Permitted Liens) and (ii) to the Knowledge of the Company, none of the Company or any of its Subsidiaries has received written notice of any material default under any agreement evidencing any Lien or other agreement affecting any material Company Lease, which default continues on the date of this Agreement.

SECTION 3.16. Contracts. (a) Except for (A) this Agreement, (B) each Company Plan and (C) the contracts filed as exhibits to the Filed SEC Documents, Section 3.17(a) of the Company Disclosure Schedule sets forth a list of all Material Contracts as of the date of this Agreement. For purposes of this Agreement, “Material Contract” means all Contracts to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their respective properties or assets is bound (other than Company Plans) that:

(i) are or would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

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(ii) with respect to a joint venture, partnership or other similar agreement or arrangement, relate to the formation, creation, operation, management or control of any such partnership or joint venture that is material to the business of the Company and its Subsidiaries, taken as a whole;

(iii) provide for Indebtedness of the Company or any of its Subsidiaries having an outstanding or committed amount in excess of $5 million, other than any Indebtedness between or among any of the Company and any of its Subsidiaries;

(iv) have been entered into since January 1, 2011, and involve the acquisition from another Person or disposition to another Person of capital stock or other equity interests of another Person or of a business, in each case, for aggregate consideration under such Contract in excess of $5 million (excluding, for the avoidance of doubt, acquisitions or dispositions of supplies, products, properties or other assets in the Ordinary Course of Business or of supplies, products, properties or other assets that are obsolete, worn out, surplus or no longer used or useful in the conduct of business of the Company or any of its Subsidiaries);

(v) prohibit the payment of dividends or distributions in respect of the capital stock of the Company or any of its wholly owned Subsidiaries, prohibits the pledging of the capital stock of the Company or any wholly owned Subsidiary of the Company or prohibits the issuance of any guarantee by the Company or any wholly owned Subsidiary of the Company;

(vi) contain provisions that prohibit the Company or any of its Subsidiaries or any Person that controls, or is under common control with, the Company from engaging or participating in or competing with any Person in any line of business or grants a right of exclusivity to any Person which prevents the Company or any Subsidiary of the Company from entering any territory, market or field or freely engaging in business anywhere in the world, other than Contracts that can be terminated (including such restrictive provisions) by the Company or any of its Subsidiaries on less than 90 days’ notice without payment by the Company or any Subsidiary of the Company of any material penalty;

(vii) are Company Reinsurance Contracts under which the Company or any Subsidiary of the Company is a cedent and to which more than $5 million in reserves or other liabilities are ceded as of the date of this Agreement;

(viii) require aggregate annual payments to be made by the Company or any of its Subsidiaries in excess of $250,000;

(ix) are for the lease of (1) any real property that provide for annual rental payment of in excess of $25,000 or (2) personal property and provide for annual rental payments of in excess of $100,000;

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(x) contain a standstill or similar agreement pursuant to which the Company or any of its Subsidiaries has agreed not to acquire assets or securities of another Person which would apply to Parent or any of its Subsidiaries (other than Merger Sub) following the Effective Time;

(xi) are contracts or agreements for the employment of any director of the Company or any Subsidiary or any officer or employee of the Company or any Subsidiary whose annual base salary exceeds $100,000; or

(xii) are contracts or agreements relating to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise), other than this Agreement, pursuant to which any earn-out, deferred or contingent payment that would be required to be paid by the Company, or indemnification obligations of the Company, remain outstanding (excluding indemnification obligations in respect of representations and warranties that survive indefinitely or for periods equal to a statute of limitations).

(b) As of the date of this Agreement, (i) each Material Contract is valid and binding on the Company and/or any of its Subsidiaries to the extent such Person is a party thereto, as applicable, and to the Knowledge of the Company, each other party thereto, and is in full force and effect, except where the failure to be valid, binding or in full force and effect would not reasonably be expected to be material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole, (ii) the Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, has performed all obligations required to be performed by it under each Material Contract, except where such noncompliance would not reasonably be expected to be material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole, (iii) neither the Company nor any of its Subsidiaries has received notice of the existence of any event or condition which constitutes, or, after notice or lapse of time or both, will constitute, a material default on the part of the Company or any of its Subsidiaries under any Material Contract, and (iv) there are no events or conditions which constitute, or, after notice or lapse of time or both, will constitute a default on the part of any counterparty under such Material Contract, except as would not reasonably be expected to be material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole.

SECTION 3.17. Insurance Subsidiaries. Each Subsidiary of the Company that conducts the business of insurance (each, a “Company Insurance Subsidiary”) is (i) duly licensed or authorized as an insurance company in its jurisdiction of organization and (ii) duly licensed, authorized or otherwise eligible to transact the business of insurance in each other jurisdiction where it is required to be so licensed, authorized or otherwise eligible in order to conduct its business as currently conducted. The Company and the Company Insurance Subsidiaries have filed all material reports, statements, documents, registrations, filings or submissions (including without limitation any sales material) required to be filed with any Governmental Authority since January 1, 2011 in the manner prescribed by applicable Laws, except for any such non-compliance or failure to make any such filing or filings which is not reasonably likely to have a Material Adverse Effect. All such reports, registrations, filings and submissions were in compliance in all respects with Law when filed or as amended or

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supplemented, and no deficiencies have been asserted in writing by any such Governmental Authority with respect to such reports, registrations, filings or submissions that have not been remedied, except for any non-compliance or deficiencies which are not reasonably likely to have a Material Adverse Effect.

SECTION 3.18. Agents and Brokers. Except as would not be reasonably expected to have a Material Adverse Effect:

(a) Each insurance agent, general agent, producer, consultant, third party administrator, manager, marketer, underwriter, broker/dealer, wholesaler, broker, reinsurance intermediary and distributor, at the time such Person wrote, sold, produced or managed business for the Company or any Company Insurance Subsidiary (each, an “Agent”) was, to the Company’s Knowledge, duly licensed (for the type of business written, sold, produced or managed), and no Agent is currently in violation (or with or without notice or lapse of time or both, would have violated) of any term or provision of any Law applicable to the writing, sale, production, administration or management of business for the Company and such Company Insurance Subsidiary, except for such failures to be licensed or such violations which have been cured, which have been resolved or settled through agreements with applicable Insurance Regulator, or which are barred by an applicable statute of limitations.

(b) Each Agent was appointed by the Company or Company Insurance Subsidiary in compliance with applicable Law and all processes and procedures, used making inquiries with respect of such Person, were undertaken in compliance with applicable Law.

(c) Each of the Contracts between the Company and any Agent who has written, sold, produced or managed business from the Company since January 1, 2011, is valid, binding and in full force and effect in accordance with its terms.

SECTION 3.19. Statutory Statements; Examinations. (a) The Company has delivered or made available to Parent true and complete copies of all annual, quarterly and other periodic statements, together with all exhibits, interrogatories, notes, schedules and actuarial opinions, affirmations or certifications filed with or submitted to the appropriate Insurance Regulator of each jurisdiction in which it is licensed or authorized to conduct insurance business or otherwise eligible or accredited with respect to the conduct of the business of reinsurance since January 1, 2011 (collectively, the “Company Statutory Statements”). The financial statements included in such Company Statutory Statements were prepared in conformity with Applicable SAP, applied on a consistent basis during the periods involved, and fairly present in all material respects the statutory financial position of the relevant Company Insurance Subsidiary as of the respective dates thereof and the results of operations and changes in capital and surplus (or stockholders’ equity, as applicable) of such Company Insurance Subsidiary for the respective periods then ended. Such Company Statutory Statements complied in all material respects with all applicable Insurance Laws when filed or submitted and no material violation or deficiency has been asserted in writing by any Insurance Regulator with respect to any of such Company Statutory Statements that has not been cured or otherwise resolved to the satisfaction of such Insurance Regulator.

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(b) The Company has delivered or made available to Parent, to the extent permitted by applicable Law, true and complete copies of all material examination reports of any Insurance Regulators received by it on or after January 1, 2011 through the date of this Agreement, and has notified Parent of any pending material examinations of any Insurance Regulator that, to the Knowledge of the Company, was commenced between January 1, 2011 and the date of this Agreement, in each case relating to the Company Insurance Subsidiaries. All material deficiencies or violations noted in such examination reports have been cured or resolved to the satisfaction of the applicable Insurance Regulator. For the years ended December 31, 2011 and December 31, 2012, the annual balance sheets, statements of income, changes in financial position and cash flow included in the Company Statutory Statements have been audited by PricewaterhouseCoopers LLP. There is currently no permitted practice or similar deviation or waiver from Applicable SAP being used by, or approved for use by, the Company or any Company Insurance Subsidiary in its financial reporting or disclosures to any Insurance Regulator.

SECTION 3.20. Agreements with Insurance Regulators. Except as set forth in Section 3.20 of the Company Disclosure Schedule, there is no written agreement, memorandum of understanding, commitment letter or similar undertaking binding on the Company or any Company Insurance Subsidiary, or order or directive by, or supervisory letter or cease-and-desist order from, any Insurance Regulator binding on the Company or any Company Insurance Subsidiary, that requires a minimum level of capital or reserves, or risk-based capital level to be maintained, imposes limitations on the ability to write or service business or that would reasonably be expected to have a Material Adverse Effect.

SECTION 3.21. Reinsurance. As of the date of this Agreement, (a) each reinsurance treaty or agreement, slip, binder, cover note or other similar arrangement pursuant to which any Company Insurance Subsidiary is the cedent (the “Company Reinsurance Contracts”) is valid and binding on the applicable Company Insurance Subsidiary, and to the Knowledge of the Company, each other party thereto, and is in full force and effect, except where the failure to be valid, binding or in full force and effect would not reasonably be expected to have a Material Adverse Effect, (b) the applicable Company Insurance Subsidiary, and, to the Knowledge of the Company, any other party thereto, has performed all obligations required to be performed by it under each Company Reinsurance Contract, except where such noncompliance would not reasonably be expected to have a Material Adverse Effect, (c) to the Knowledge of the Company, none of the Company Insurance Subsidiaries has received notice of the existence of any event or condition which constitutes, or, after notice or lapse of time or both, will constitute, a default on the part of such Company Insurance Subsidiary under any Company Reinsurance Contract, except where such default would not reasonably be expected to have a Material Adverse Effect, (d) to the Knowledge of the Company, (i) there are no events or conditions which constitute, or, after notice or lapse of time or both, will constitute, a default on the part of any counterparty under such Company Reinsurance Contract, (ii) no such counterparty is insolvent or the subject of a rehabilitation, liquidation, conservatorship, receivership, bankruptcy or similar proceeding, and (iii) the financial condition of any such reinsurer is not impaired to the extent that a default thereunder is reasonably anticipated, except as would not reasonably be expected to have a Material Adverse Effect, (e) no notice of intended cancellation has been received by the Company Insurance Subsidiary from any such reinsurer, (f) there are no disputes under any Company Reinsurance Contract, except as would not reasonably be expected to have a

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Material Adverse Effect and (g) the Company Insurance Subsidiary is entitled under the law of the domiciliary jurisdiction to take full credit in its Company Statutory Statements for all amounts recoverable by it pursuant to any Company Reinsurance Contract and all such amounts recoverable have been properly recorded in its books and records of account and are properly reflected in its Company Statutory Statements. No such Company Reinsurance Contract contains any provision providing that any such party thereto (other than the Company or a Subsidiary) may terminate, cancel, or commute the same by reason of the consummation of the Merger.

SECTION 3.22. Insurance Reserves. The reserves for claims, losses (including incurred, but not reported, losses), loss adjustment expenses (whether allocated or unallocated), unearned premiums and uncollectible reinsurance of each Company Insurance Subsidiary (collectively, “Insurance Reserves”) contained in its Company Statutory Statements (a) were, except as otherwise noted in the applicable Company Statutory Statement, determined in accordance with generally accepted actuarial standards consistently applied and are fairly stated in accordance with sound actuarial principles, and (b) satisfied the requirements of all applicable Insurance Laws with respect to the establishment of reserves and are at least as great as the minimum aggregate amounts required by any applicable state; provided that the foregoing representations and warranties are made subject to the disclaimers set forth in Section 3.26. Prior to the date hereof, the Company has delivered or made available to Parent a true and complete copy of any material actuarial reports prepared by actuaries, independent or otherwise, with respect to any Company Insurance Subsidiary from January 1, 2011 through the date of this Agreement, and all attachments, addenda, supplements and modifications thereto (the “Company Actuarial Analyses”). The information and data furnished by any Company Insurance Subsidiary to its actuaries in connection with the preparation of the Company Actuarial Analyses were, to the Knowledge of the Company, accurate in all material respects.

SECTION 3.23. Opinion of Financial Advisors. The Board of Directors of the Company has received the opinions of J.P. Morgan and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the “Company Financial Advisors”), to the effect that, as of the date of this Agreement and subject to the limitations, qualifications and assumptions set forth therein, the Merger Consideration to be paid to the Registered Shareholders (other than Parent and its Affiliates and other than Dissenting Shareholders) upon consummation of the Merger is fair from a financial point of view to such Registered Shareholders. It is agreed and understood that such opinion is for the benefit of the Board of Directors of the Company and may not be relied on by Parent or Merger Sub.

SECTION 3.24. Brokers and Other Advisors. Except as set forth in the written engagement letters between the Company and the Company Financial Advisors, dated as of September 14, 2013 and December 4, 2013, copies of which has been provided to Parent prior to the date hereof, and the fees and expenses due thereunder, which will be paid by the Company, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, from the Company or any of its Affiliates in connection with the Transactions.

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SECTION 3.25. Insurance Maintained by Company. The Company maintains fire and casualty, general liability, directors and officers, errors and omissions, business interruption, product liability, and sprinkler and water damage insurance policies (including all applications, supplements, endorsements, riders and ancillary agreements in connection therewith, “Insurance Policies”) with reputable insurance carriers. The Insurance Policies provide adequate coverage for all normal risks incident to the business of the Company and its Subsidiaries and their respective properties and assets, except for any such failures to maintain insurance policies that are not reasonably likely to have a Material Adverse Effect. Each Insurance Policy is in full force and effect and all premiums due with respect to all Insurance Policies have been paid, with such exceptions that are not reasonably likely to have a Material Adverse Effect.

SECTION 3.26. No Other Representations or Warranties. Except for the representations and warranties made by the Company in this Article III, neither the Company nor any other Person makes any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to Parent, Merger Sub or any of their respective Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing, and each of Parent and Merger Sub acknowledge the foregoing. In particular, and without limiting the generality of the foregoing, neither the Company nor any other Person makes or has made any express or implied representation or warranty to Parent, Merger Sub or any of their respective Representatives with respect to (a) any financial projection, forecast, estimate, budget or prospect information relating to the Company, any of its Subsidiaries or their respective businesses, (b) whether the Insurance Reserves or the assets supporting the Insurance Reserves have been or will be adequate or sufficient for the purposes for which they were established or (c) except for the representations and warranties made by the Company in this Article III, any oral or written information presented to Parent, Merger Sub or any of their respective Representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or the course of the Transactions. Notwithstanding anything to the contrary contained in this Section 3.26, this Section 3.26 shall in no event prohibit Parent or Merger Sub from making any claim against the Company, its Subsidiaries or their respective Affiliates or Representatives with respect to matters involving fraud.

ARTICLE IV.

Representations and Warranties of Parent and Merger Sub

Parent and Merger Sub jointly and severally represent and warrant to the Company:

SECTION 4.01. Organization; Standing. Each of Parent and Merger Sub is an exempted company duly organized, validly existing and in good standing under the Laws of Bermuda. Each of Parent and Merger Sub has all requisite corporate power and authority necessary to carry on its business as it is now being conducted and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it

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makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not reasonably be expected to have a Parent Material Adverse Effect.

SECTION 4.02. Authority; Noncontravention. (a) Each of Parent and Merger Sub has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions. The execution, delivery and performance by Parent and Merger Sub of this Agreement, and the consummation by Parent and Merger Sub of the Transactions, have been duly authorized and approved by the Boards of Directors of Parent and Merger Sub, and no other corporate action (including any shareholder vote or other action) on the part of Parent or Merger Sub is necessary to authorize the execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Transactions, other than executing and delivering the Statutory Merger Agreement (and performing the obligations of Merger Sub set forth thereunder), the filing of the Merger Application with the Registrar pursuant to the Bermuda Companies Act and the approval of this Agreement and the Transactions by Parent in its capacity as sole shareholder of Merger Sub (which approval shall be provided by the written consent of Parent immediately following execution of this Agreement). This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) Neither the execution and delivery of this Agreement by Parent and Merger Sub, nor the consummation by Parent or Merger Sub of the Transactions, nor performance or compliance by Parent or Merger Sub with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the certificate or articles of incorporation, code of regulations, by-laws or other comparable charter or organizational documents of Parent or Merger Sub or (ii) assuming (A) that the actions described in Section 4.02(a) have been completed, (B) that the authorizations, consents and approvals referred to in Section 4.03 are obtained and (C) that the filings referred to in Section 4.03 are made and any waiting periods thereunder have terminated or expired, in the case of each of clauses (A) through (C), prior to the Effective Time, (x) conflict with, contravene or violate any Law, judgment, writ or injunction of any Governmental Authority applicable to Parent, Merger Sub or any of their respective Subsidiaries or (y) conflict with, contravene or violate or constitute a default or breach under any of the terms, conditions or provisions of any Contract to which Parent, Merger Sub or any of their respective Subsidiaries is a party or accelerate Parent’s, Merger Sub’s or any of their respective Subsidiaries’, if applicable, obligations under any such Contract, except, in the case of clause (ii), as would not reasonably be expected to have a Parent Material Adverse Effect.

SECTION 4.03. Governmental Approvals. Except for (a) the filing of the Application of Merger and accompanying documents with the Registrar pursuant to the Bermuda Companies Act and of appropriate documents with the relevant authorities of other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (b) filings required under, and compliance with other applicable requirements of, the HSR Act, and such other consents, approvals, filings, authorizations, declarations or registrations as are required to be made or obtained under any non-U.S. Antitrust Laws, in each case as set forth in Section 3.04 of

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the Company Disclosure Schedule, (c) approvals and filings under all applicable Insurance Laws as set forth in Schedule 4.03 hereto (the “Parent Insurance Approvals”) and (d) the Company Insurance Approvals (assuming the accuracy of the representations and warranties made in Section 3.04(f) and the completeness of Section 3.04 of the Company Disclosure Schedule) no consent or approval of, action by or in respect of, or filing, license, permit or authorization, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement by Parent and Merger Sub, the performance by Parent and Merger Sub of their obligations hereunder and the consummation by Parent and Merger Sub of the Transactions, other than such other consents, approvals, filings, licenses, permits or authorizations, declarations or registrations that, if not obtained, made or given, would not reasonably be expected to have a Parent Material Adverse Effect.

SECTION 4.04. Ownership and Operations of Merger Sub. Parent owns beneficially and of record all of the issued and outstanding shares of Merger Sub, free and clear of all Liens. Merger Sub was formed solely for the purpose of engaging in the Transactions, has no assets, liabilities or obligations of any nature other than those incidental to its formation and pursuant to the Transactions, and prior to the Effective Time, will not have engaged in any other business activities other than those relating to the Transactions.

SECTION 4.05. Financing. Parent, Merger Sub and the Guarantor collectively have and will have at the Effective Time sufficient funds to pay the aggregate Merger Consideration, the aggregate consideration required under Article II to be paid with respect to the Company Options and Company RSUs and any other amount required to be paid in connection with the consummation of the Transactions and to pay all related fees and expenses of Parent and Merger Sub.

SECTION 4.06. Certain Arrangements. Except for the Support Agreement, as of the date of this Agreement, there are no Contracts or other arrangements or understandings (whether oral or written) or commitments to enter into Contracts or other arrangements or understandings (whether oral or written) (a) between Parent, Merger Sub or any of their Affiliates, on the one hand, and any member of the Company’s management or Board of Directors, on the other hand, that relate in any way to the Company or any of its Subsidiaries or the Transactions or (b) pursuant to which any Registered Shareholder or holder of a Company Option, Company Restricted Share or Company RSU would be entitled to receive consideration of a different amount or nature than the Merger Consideration or the consideration required under Article II to be paid with respect to the Company Options and Company RSUs, as the case may be, or pursuant to which any Registered Shareholder agrees to vote to approve the Merger and this Agreement or agrees to vote against any Superior Proposal.

SECTION 4.07. Brokers and Other Advisors. Except for Guggenheim Securities, LLC, the fees and expenses of which will be paid by Parent or its Affiliates, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of Parent, Merger Sub or any of their respective Subsidiaries, except for Persons, if any, whose fees and expenses will be paid by Parent.

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SECTION 4.08. Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub in writing specifically for inclusion or incorporation by reference in the Proxy Statement to be sent to the Registered Holders in connection with the Company Shareholders Meeting (including any amendment or supplement thereto or document incorporated by reference therein) shall, on the date the Proxy Statement is filed with the SEC, on the date the Proxy Statement (including any amendment or supplement thereto) is first mailed to shareholders of the Company or at the time of the Company Shareholders Meeting contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Shareholders Meeting which has become false or misleading.

SECTION 4.09. Legal Proceedings. Except as would not reasonably be expected to have a Parent Material Adverse Effect, there is no (a) pending or, to the Knowledge of Parent and Merger Sub, threatened legal or administrative proceeding, suit, arbitration, action or, to the Knowledge of Parent and Merger Sub, investigation against Parent or Merger Sub or any of their respective Affiliates or (b) injunction, order, judgment, ruling, decree or writ imposed upon Parent or Merger Sub or any of their respective Affiliates, in each case, by or before any Governmental Authority.

SECTION 4.10. Ownership of Company Shares. Neither Parent nor Merger Sub nor any of their respective Subsidiaries beneficially owns (within the meaning of Section 13 of the Exchange Act and the rules and regulations promulgated thereunder), or will prior to the Closing Date beneficially own, any Company Shares, or is a party, or will prior to the Closing Date become a party, to any Contract, arrangement or understanding (other than this Agreement) for the purpose of acquiring, holding, voting or disposing of any Company Shares.

SECTION 4.11. Solvency. Parent and Merger Sub are not entering into the Transactions with the intent to hinder, delay or defraud either present or future creditors of Parent or its Affiliates or the Company or its Affiliates. Assuming that the Company is Solvent immediately prior to the consummation of the Merger, the consummation of the Merger (either alone or in conjunction with the consummation of the Related Transactions) will not cause the Company not to be Solvent.

ARTICLE V.

Additional Covenants and Agreements

SECTION 5.01. Conduct of Business. (a) Except as required by applicable Law, as contemplated, required or permitted by this Agreement or as described in Section 5.01(a) of the Company Disclosure Schedule, during the period from the date of this Agreement until the Effective Time (or such earlier date on which this Agreement may be terminated pursuant to Section 7.01), unless Parent otherwise consents in writing, the Company shall, and shall cause each of its Subsidiaries to, carry on its business in all material respects in the Ordinary Course of Business. To the extent consistent with the foregoing, the Company shall, and shall cause its Subsidiaries to, use its and their commercially reasonable efforts to preserve

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its and each of its Subsidiaries’ business organizations substantially intact and preserve existing relations with employees, key customers, reinsurance providers and other Persons with whom the Company or its Subsidiaries have significant business relationships. Without limiting the generality of the foregoing, and except as required by applicable Law, as contemplated, required or expressly permitted by this Agreement or as described in Section 5.01(a) of the Company Disclosure Schedule, during such period, unless Parent otherwise consents in writing (such consent not to be unreasonably withheld, delayed or conditioned), the Company shall not, and shall not permit any of its Subsidiaries to:

(i) (A) issue, sell or grant, or authorize the issuance, sale or grant of, any shares of its capital stock or other equity or voting interests, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for any shares of its capital stock or other equity or voting interests, or any options, rights, warrants or other commitments or agreements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interests in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company; provided, that the Company may issue Company Shares or other securities as required pursuant to the vesting, settlement or exercise of Company Options, Company Restricted Shares or Company RSUs outstanding on the date of this Agreement in accordance with the terms of the applicable Company Options, Company Restricted Shares or Company RSUs in effect on the date of this Agreement, (B) redeem, purchase or otherwise acquire any of its outstanding shares of capital stock or other equity or voting interests, or any rights, warrants or options to acquire any shares of its capital stock or other equity or voting interests, except (x) as required by the Company Plans, the Company Options, Company Restricted Shares, Company RSUs or other equity awards or (y) in connection with the satisfaction of Tax withholding obligations with respect to Company Options, Company RSUs or other equity awards, (C) in the case of the Company, establish a record date for, declare, set aside for payment or pay any dividend on, or make any other distribution in respect of, any shares of its capital stock or other equity or voting interests or (D) split, combine, subdivide or reclassify any shares of its capital stock or other equity or voting interests;

(ii) (A) incur any indebtedness for borrowed money, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any such indebtedness or any debt securities of another Person or enter into any “keep well” or other agreement to maintain any financial statement condition of another Person (collectively, “Indebtedness”), except for, subject to clause (xxii) below, (x) intercompany guarantees or intercompany “keep well” or other agreements to maintain any financial statement condition of the Company or any of its Subsidiaries, (y) any other Indebtedness having an aggregate principal amount outstanding that is not in excess of $1 million and (z) letters of credit issued in connection with assumed reinsurance in the Ordinary Course of Business, (B) enter into any swap or hedging transaction or other derivative agreements other than in the Ordinary Course of Business and consistent with the Investment Guidelines or (C) make any loans, capital contributions or advances to any Person other than (x) to the Company or any Subsidiary of the Company, in the Ordinary Course of Business and (y) consistent with the Investment Guidelines;

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(iii) adopt or implement any shareholder rights plan or similar arrangement;

(iv) sell or lease to any Person, in a single transaction or series of related transactions, any of its properties or assets whose value or purchase price exceeds $100,000 individually or $1 million in the aggregate, except (A) dispositions of obsolete, surplus or worn out assets or assets that are no longer used or useful in the conduct of the business of the Company or any of its Subsidiaries, (B) transfers among the Company and its Subsidiaries, or (C) as permitted by Section 5.01(a)(xiv);

(v) make or authorize capital expenditures in excess of $1 million in the aggregate;

(vi) except as permitted under Section 5.01(a)(v) or Section 5.01(a)(xiv), acquire (including by merger or amalgamation) the capital stock or a material portion of the assets of any other Person;

(vii) except as required pursuant to the terms of any Company Plan or other written agreement, in each case, in effect on the date of this Agreement, (1) grant to any director or employee any increase in salary or bonus opportunity, (2) grant to any director, officer, consultant or employee any increase in severance, retention or termination pay, (3) establish, adopt, enter into or amend in any material respect any Company Plan or collective bargaining agreement or (4) enter into any employment, consulting, severance or termination agreement with any director, officer, consultant or employee of the Company or any Company Subsidiary;

(viii) make any material changes in financial accounting methods, principles or practices, except insofar as may be required (A) by concurrent changes in GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, (B) by concurrent changes in Applicable SAP or (C) by concurrent changes in Law, including Regulation S-X under the Securities Act;

(ix) (A) amend the Company Charter or (B) amend in any material respect the comparable organizational documents of any Subsidiary in a manner that, with respect to clause (B), would reasonably be expected to prevent or to impede, interfere with, hinder or delay the consummation of the Transactions;

(x) adopt or enter into any plan or agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than dormant Subsidiaries or, with respect to any merger or consolidation, other than among the Company and any wholly owned Subsidiary of the Company or among wholly owned Subsidiaries of the Company);

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(xi) grant any Lien (other than Permitted Liens) in any of its material assets;

(xii) waive, release, assign, settle or compromise any pending or threatened Action against the Company or any of its Subsidiaries (A) for a cash settlement amount of more than $500,000 individually or $2,500,000 in the aggregate or (B) which imposes or concedes any fault or wrongdoing on the part of the Company or any of its Subsidiaries or imposes any material restrictions on any of their future activities, except, in the case of clause (A), in connection with policy-based insurance claims made against a Company Insurance Subsidiary in the Ordinary Course of Business, other than claims in respect of extra-contractual obligations;

(xiii) except as required by Law, make any material Tax election or settle or compromise any material Tax liability or material Tax refund;

(xiv) acquire or dispose of any Investment Assets in any manner inconsistent with the Investment Guidelines;

(xv) other than as required by applicable Law, amend, modify or otherwise change the Investment Guidelines, underwriting guidelines or actuarial or reserving practices in any material respect;

(xvi) enter into any new quota share or other reinsurance transaction pursuant to which Company Insurance Subsidiaries cede premiums to any Person other than the Company or any of its Subsidiaries, in each case other than renewals of existing agreements in the Ordinary Course of Business and other than the Quota Share Reinsurance Agreements;

(xvii) enter into or engage in (through acquisition, product extension or otherwise) the business of selling any products or services materially different from existing products or services of the Company and its Subsidiaries or enter into or engage in new lines of business (as such term is defined in the National Association of Insurance Commissioners instructions for the preparation of the annual statement form);

(xviii) pay any bonus or incentive compensation in excess of the Bonus Accrued Amount or any severance in excess of the Severance Accrued Amount;

(xix) enter into any lease of real property providing for annual rental payments in excess of $25,000;

(xx) acquire any adverse cover or similar insurance coverage;

(xxi) enter into any agreement or arrangement resulting in the sale or assignment of loss or unearned premium reserves or renewal rights to a third party;

(xxii) enter into any agreement or arrangement requiring the Company to make investments in or provide additional capital to any of its Subsidiaries, except that the Company or any Subsidiary shall be permitted to issue a guaranty or “keep well” to

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another such entity under the following circumstances: (A) a regulator having jurisdiction over the relevant entities has required in writing such guaranty or “keep well”, (B) the Company has made reasonable efforts to facilitate discussions between Parent and such regulator concerning such guaranty or “keep well”, (C) such guaranty or “keep well” does not impose any obligation or liability on Parent, AmTrust, NGHC or their respective Subsidiaries (determined prior to Closing) and (D) such guaranty or “keep well” does not require the Company or any Subsidiary of the Company to conduct a capital raise or other financing from third parties;

(xxiii) enter into any agreement, arrangement or understanding between the Company or any of its Subsidiaries, on the one hand, and any officer or director of the Company or any of its Subsidiaries, Affiliate or family member of any such officer or director, on the other hand; or

(xxiv) authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions.

(b) Between the date hereof and the Effective Time (or such earlier date on which this Agreement may be terminated pursuant to Section 7.01), the Company shall develop and implement a plan (in cooperation with Parent, to the extent permitted by applicable Law) for the reduction of operating expenses that are determined to be unnecessary in light of developing operating conditions, which plan shall contemplate the Company’s (1) review of the terms of reinsurance agreements entered into by the Company Insurance Subsidiaries on or after June 1, 2013, (2) identification of those reinsurance agreements referred to in clause (1) the terms of which the Company believes can be made more favorable to the Company and (3) use of commercially reasonable efforts to seek to make more favorable to the Company the terms of such agreements.

SECTION 5.02. No Solicitation by the Company; Change in Recommendation. (a) Except as expressly permitted by this Section 5.02, the Company shall and shall cause each of its Subsidiaries to, and shall instruct and use its reasonable best efforts to cause its Representatives to, (i) immediately cease any solicitation, discussions or negotiations with any Persons that may be ongoing with respect to a Takeover Proposal and (ii) until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article VII, not, directly or indirectly, (A) solicit, initiate or knowingly facilitate or encourage (including by way of furnishing non-public information) the submission of any inquiries regarding, or the making of any proposal, request or offer that constitutes, or would reasonably be expected to lead to, a Takeover Proposal, (B) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other Person any information or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to any Person, in connection with, or for the purpose of, encouraging or facilitating a Takeover Proposal or (C) enter into any letter of intent, agreement or agreement in principle with respect to a Takeover Proposal; provided, that notwithstanding the foregoing or anything else in this Agreement to the contrary, the Company may waive, and may choose not to enforce, any provision of any standstill or confidentiality agreement with any Person that would prohibit such Person from communicating confidentially a Takeover Proposal to the Company’s Board of Directors.

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(b) Notwithstanding anything contained in Section 5.02(a) or any other provision of this Agreement to the contrary, if at any time prior to obtaining the Company Shareholder Approval, the Company or any of its Representatives receives a Takeover Proposal, which Takeover Proposal did not result from any material breach of this Section 5.02, then (i) the Company and its Representatives may contact such Person or group of Persons making the Takeover Proposal to clarify the terms and conditions thereof and (ii) if the Board of Directors of the Company determines in good faith after consultation with its financial advisors and outside legal counsel that such Takeover Proposal constitutes or could reasonably be expected to lead to a Superior Proposal, then the Company and its Representatives may (x) enter into an Acceptable Confidentiality Agreement with the Person or group of Persons making the Takeover Proposal and furnish pursuant thereto information (including non-public information) with respect to the Company and its Subsidiaries to the Person or group of Persons who has made such Takeover Proposal; provided, that the Company shall concurrently therewith (in the case of information providing in writing) or promptly thereafter (in the case of information communicated orally) provide to Parent any information concerning the Company or any of its Subsidiaries that is provided to any Person given such access that was not previously provided to Parent or its Representatives and (y) engage in or otherwise participate in discussions or negotiations with the Person or group of Persons making such Takeover Proposal.

(c) Prior to the taking of any action set forth in clauses (x) or (y) of Section 5.02(b), the Company shall promptly (but in no event later than two (2) Business Days following receipt of such Takeover Proposal) notify Parent of its receipt of a Takeover Proposal and shall disclose to Parent the material terms and conditions of any such Takeover Proposal and the identity of the Person or group of Persons making such Takeover Proposal, and the Company shall keep Parent reasonably informed at all times of any and all material developments with respect to any such Takeover Proposal (including any material changes thereto and the status thereof). The Company agrees that it and its Subsidiaries will not enter into any confidentiality agreement with any Person subsequent to the date of this Agreement that prohibits the Company from providing any information to Parent in accordance with this Section 5.02(c). For the avoidance of doubt, all information provided to Parent pursuant to this Section 5.02 will be subject to the terms of the Confidentiality Agreement.

(d) Neither the Board of Directors of the Company nor any committee thereof shall (i)(A) withhold, qualify or withdraw (or modify in a manner adverse to Parent), or publicly propose to withhold, qualify or withdraw (or modify in a manner adverse to Parent), the Company Board Recommendation or fail to include the Company Board Recommendation in the Proxy Statement, (B) take any action to exempt any Person (other than Parent and its Affiliates) from the provisions of any applicable Takeover Law or (C) recommend the approval or adoption of, or approve or adopt, or publicly propose to recommend, approve or adopt, any Takeover Proposal (any action described in this clause (i) being referred to as an “Adverse Recommendation Change”), or (ii) authorize, cause or permit the Company or any of its Subsidiaries to execute or enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement or other similar agreement related to any Takeover Proposal, other than any Acceptable Confidentiality Agreement (each, a “Company Acquisition Agreement”). Notwithstanding the foregoing or any other provision of this Agreement to the contrary, prior to the time the Company Shareholder Approval is obtained, the Board of Directors of the Company may: (x) if the Company has received a Superior

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Proposal, cause the Company to terminate this Agreement pursuant to Section 7.01(d)(ii) and enter into a Company Acquisition Agreement with respect to such Superior Proposal; provided, that the Company has given Parent at least three (3) Business Days’ (the “Notice Period”) prior written notice of its intention to take such action and (i) the Company has attached to such notice the most current version of the proposed Company Acquisition Agreement (and the Company shall promptly deliver to Parent any revised draft of such Company Acquisition Agreement that is exchanged between the Company and the Person making such Superior Proposal prior to the termination of this Agreement that constitutes a material revision to the terms thereof), (ii) the Company has caused its financial and legal advisors to, during the Notice Period, negotiate with Parent in good faith to make such adjustments in the terms and conditions of this Agreement so that such Takeover Proposal ceases to constitute a Superior Proposal, if Parent, in its discretion, proposes to make such adjustments (it being understood and agreed (I) that in the event that, after commencement of the Notice Period, there is any material revision to the terms of a Superior Proposal, including, any revision in price, the Notice Period will be extended, if applicable, to ensure that at least two (2) Business Days remain in the Notice Period subsequent to the time the Company notifies Parent of any such material revision (it being understood that any material revision or amendment to the terms of such Superior Proposal will require a new notice pursuant to this Section 5.02(d) that is subject to such two-Business Day Notice Period), and (II) that there may be multiple extensions of the Notice Period), and (iii) the Board of Directors has considered any adjustments to this Agreement (including a change to the price terms hereof) and the other agreements contemplated hereby that may be offered in writing by Parent (collectively, the “Proposed Changed Terms”) no later than 5:00 p.m., New York City time, on the final Business Day of such three (3)-Business Day or two (2)-Business Day period, as applicable, and has determined in good faith (after consultation with its outside legal counsel and outside financial advisors) that the Superior Proposal would continue to constitute a Superior Proposal if such Proposed Changed Terms were to be given effect; provided, further, however, that any purported termination of this Agreement pursuant to this Section 5.02(d) will be void and of no force and effect unless such termination by the Company is in accordance with Section 7.01(d)(ii) and, as a condition precedent to such termination, the Company has paid Parent the Company Termination Fee in accordance with Section 7.03(a) prior to or concurrently with such termination; and (y) make an Adverse Recommendation Change if the Board of Directors has determined in good faith after consultation with its financial advisers and outside legal counsel that, as a result of a development, occurrence, event, state of facts or change (other than a Takeover Proposal) with respect to the Company that was not known to the Board of Directors as of or prior to the execution and delivery of this Agreement (an “Intervening Event”), the failure to take such action (after taking into account any Proposed Changed Terms proposed by Parent in response to such Intervening Event as contemplated by clause (B) below) would be inconsistent with its fiduciary duties under applicable Law; provided that (A) any improvement in the business, financial condition or results of operations of the Company to the extent arising out of or resulting from any Related Transaction or the announcement thereof shall not be deemed an Intervening Event hereunder and (B) prior to making an Adverse Recommendation Change, the Company shall give Parent at least three Business Days’ (also, a “Notice Period”) prior written notice of the intention of the Board of Directors to make such Adverse Recommendation Change and, in determining whether the failure to make such Adverse Recommendation Change would be inconsistent with its fiduciary duties under applicable Law, the Board of Directors shall take into account any Proposed Changed Terms proposed by Parent in response to such Intervening Event no later than 5:00 p.m., New York City time, on the final Business Day of such Notice Period.

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(e) Nothing in this Section 5.02 or elsewhere in this Agreement shall prohibit the Company or the Board of Directors of the Company or any committee thereof from taking and disclosing to Registered Shareholders a position or communication contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act; provided, that any such position or disclosure (other than a customary “stop, look and listen” communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, in each case that includes a reaffirmation of the Company Board Recommendation, a factually accurate public statement describing the Company’s receipt of a Takeover Proposal or a statement to the effect that a Takeover Proposal is under consideration by the Board of Directors of the Company) will be deemed to be an Adverse Recommendation Change unless the Board of Directors of the Company expressly and concurrently reaffirms the Company Board Recommendation.

(f) As used in this Agreement, “Acceptable Confidentiality Agreement” means (x) any confidentiality agreement entered into by the Company from and after the date of this Agreement that contains provisions that are no less favorable to the Company than those contained in the Confidentiality Agreement, except that such confidentiality agreement need not include a standstill provision, or (y) any confidentiality agreement entered into prior to the date of this Agreement.

(g) As used in this Agreement, “Takeover Proposal” means any bona fide inquiry, indication of interest, proposal or offer, in each case in written form, from any Person or group (other than Parent and its Subsidiaries) relating to, in a single transaction or series of related transactions, any direct or indirect (i) acquisition or purchase of assets of the Company and its Subsidiaries that constitute or account for 15% or more of the consolidated revenue, net income or assets of the Company and its Subsidiaries, (ii) acquisition or purchase of 15% or more of any class of Company Securities, (iii) tender offer or exchange offer that, if consummated, would result in any Person or group beneficially owning 15% or more of any outstanding class of Company Securities or (iv) merger, consolidation, share exchange, business combination, recapitalization, reorganization, restructuring, liquidation, dissolution or similar transaction involving the Company or any one or more Subsidiaries whose assets, individually or in the aggregate constitute or account for 15% or more of the consolidated revenues, net income or assets of the Company and its Subsidiaries or of the surviving entity in a merger involving the Company or the resulting direct or indirect parent of the Company or such surviving entity, in each case, other than the Transactions.

(h) As used in this Agreement, “Superior Proposal” means any bona fide written Takeover Proposal that the Board of Directors of the Company has determined in its good faith judgment, after consultation with its financial advisors and outside legal counsel, and taking into account all relevant (in the view of the Board of Directors of the Company) legal, regulatory, financial and other aspects of such proposal, including any break-up fees, expense reimbursement provisions, certainty of completion and conditions to consummation, as well as any Proposed Changed Terms proposed by Parent in response to such Takeover Proposal, are more favorable to the Registered Shareholders than the Merger (after giving effect to the

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Proposed Changed Terms, if any); provided, that for purposes of the definition of “Superior Proposal”, the references to “15%” in the definition of Takeover Proposal shall be deemed to be references to “50%”.

SECTION 5.03. Preparation of the Proxy Statement; Shareholders Meeting. (a) Subject to Section 5.03(b), the Company shall take all necessary actions in accordance with applicable Law, the Company Charter, the Company’s bye-laws and the rules of the NASDAQ to duly call, give notice of, convene and hold a meeting of Registered Shareholders (including any adjournment, recess, reconvening or postponement thereof, the “Company Shareholders Meeting”) for the purpose of obtaining the Company Shareholder Approval, as soon as reasonably practicable after the SEC confirms that it has no further comments on the Proxy Statement. Unless this Agreement has been terminated in accordance with its terms, the Company shall not submit any Takeover Proposal for approval by the Registered Holders, and shall use its reasonable best efforts to obtain the Company Shareholder Approval. Notwithstanding anything to the contrary contained in this Agreement, but subject to Section 7.01(c)(iv), the Company may, in its sole discretion, adjourn, recess, reconvene or postpone the Company Shareholders Meeting (i) after consultation with Parent, to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the Registered Shareholders within a reasonable amount of time in advance of the Company Shareholders Meeting, (ii) to obtain a quorum of Registered Holders to take action at the Company Shareholders Meeting or (iii) to solicit from the holders of the Company Shares proxies in favor of the approval of this Agreement and the Transactions if the Company determines, in good faith, that the Company Shareholder Approval is unlikely to be obtained at the Company Shareholders Meeting.

(b) As promptly as reasonably practicable after the execution of this Agreement, the Company (with the assistance and cooperation of Parent as set forth herein) shall prepare the Proxy Statement and file it with the SEC. The Company shall use its best efforts to cause the Proxy Statement to be finalized with the SEC such that it can be disseminated to its shareholders as soon as reasonably practicable after the date hereof. Subject to Section 5.02, the Board of Directors of the Company shall make the Company Board Recommendation to the Registered Shareholders and shall include such recommendation in the Proxy Statement. Parent shall provide to the Company all information concerning Parent and Merger Sub as is required to be included in the Proxy Statement or that is reasonably requested by the Company in connection with the Proxy Statement and shall otherwise assist and cooperate with the Company in the resolution of any comments thereto received from the SEC. If at any time prior to the Company Shareholders Meeting, any information relating to the Company, Parent or Merger Sub, or any of their respective directors, officers or Affiliates, should be discovered by the Company, Parent or Merger Sub which should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement or any other filing required under applicable Law, as applicable, would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information will promptly notify the other, and an appropriate amendment or supplement to the Proxy Statement or the applicable filing required under applicable Law describing such information will be promptly prepared and filed with the SEC and, to the extent required by applicable Law or the SEC or its staff, disseminated to the Registered Holders. The Company shall notify Parent promptly upon

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the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement and shall supply Parent with copies of all written correspondence between the Company or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement. The Company shall respond as promptly as reasonably practicable to any comments received from the SEC concerning the Proxy Statement and to resolve such comments with the SEC, and shall cause the Proxy Statement to be disseminated to its shareholders promptly after the resolution of any such comments; provided, however, that neither the Company nor any of its Affiliates, if applicable, will file the Proxy Statement, deliver the Proxy Statement to its shareholders, or correspond or otherwise communicate with the SEC or its staff with respect to the Proxy Statement in any such case without having provided Parent and Merger Sub a reasonable opportunity to review and comment thereon or participate therein, as the case may be, and the Company agrees that it shall consider the comments of Parent and Merger Sub with respect thereto in good faith.

SECTION 5.04. Reasonable Best Efforts. (a) Subject to the terms and conditions of this Agreement, each of the parties hereto shall cooperate with the other parties and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to promptly (i) take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to cause the conditions to Closing to be satisfied as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner reasonably practicable, the Transactions and, in the case of Parent and Merger Sub, the Related Transactions, including (A) taking all such actions contemplated by the terms of the Statutory Merger Agreement, (B) otherwise preparing and filing promptly and fully all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents and (C) executing and delivering any additional instruments necessary to consummate the Transactions and, in the case of Parent and Merger Sub, the Related Transactions, (ii) obtain all approvals, consents, registrations, waivers, permits, authorizations, orders and other confirmations from any Governmental Authority or third party necessary, proper or advisable to consummate the Transactions and, in the case of Parent and Merger Sub, the Related Transactions, including any such approvals, consents, registrations, waivers, permits, authorizations, orders and other confirmations required with respect to the Company Insurance Approvals, the Parent Insurance Approvals and under applicable Antitrust Laws, (iii) take all steps that are necessary, proper or advisable to avoid any Actions by any Governmental Authorities with respect to this Agreement or the Transactions or, in the case of Parent and Merger Sub, the Related Transactions, and (iv) defend or contest in good faith any Action by any third party (including any Governmental Authority), whether judicial or administrative, challenging this Agreement or that could otherwise prevent or impede, interfere with, hinder or delay in any material respect the consummation of the Transactions or, in the case of Parent and Merger Sub, the Related Transactions, including by seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed; provided, however, notwithstanding anything herein to the contrary, Parent shall not be obligated to agree to any arrangement that would:

A.	require or involve (x) the sale, disposition, or separate holding, through the establishment of a trust, or otherwise, of any material portion of the Company

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or its Subsidiaries or any of their material assets or properties acquired pursuant to this Agreement, or material portion of any of the assets, properties or business of Parent, AmTrust or NGHC or any of their respective Affiliates, or (y) the making of any material (1) debt, equity investment or capital contribution to, (2) capital or reserve maintenance commitment or “keepwell” to or (3) guaranty of obligations of, the Company or any of its Subsidiaries, or Parent, AmTrust or NGHC or any of their respective Affiliates;

B.	require or involve any material modification of the existing capital structure of any of the Company or its Subsidiaries or Parent, AmTrust or NGHC or any of their respective Affiliates;

C.	involve any material requirement or restriction on the business of any of the Company or its Subsidiaries or Parent, AmTrust or NGHC or any of their respective Affiliates;

D.	restrict, in connection with the consummation of the Related Transactions, any of the Company Insurance Subsidiaries from being able to effectuate a Permitted Transfer of Value (and “Permitted Transfer of Value” is defined herein as a transfer of assets from a Company Insurance Subsidiary to an Affiliate (whether referred to as a dividend, a reserve transfer or other event) that, when taken together with other such transfers in connection with the Related Transactions, would not result in the failure of any Company Insurance Subsidiary to have sufficient capital to support its business plan as presented to the applicable Insurance Regulator); or

E.	otherwise be reasonably likely to materially adversely impact the economic, tax or business benefits to any of the Company or its Subsidiaries, taken as a whole, or Parent, AmTrust or NGHC, of the Transactions and the Related Transactions, taken as a whole.

(each of the circumstances in (A), (B), (C), (D) and (E) being a “Burdensome Condition”); provided, that for purposes of each of (A), (B), (C) and (E), “material” (including “materially” and any other forms of such term) shall mean an amount greater than $15 million in the aggregate for all instances of events described therein for all of the Company and its Subsidiaries and Parent, AmTrust, NGHC and their respective Affiliates in the aggregate; provided that no arrangement, condition or restriction that is customarily imposed in transactions of the type contemplated by this Agreement or any Contract that relates to the Related Transactions will be deemed a Burdensome Condition hereunder.

(b) In furtherance and not in limitation of the foregoing, the Company and Parent shall each use its reasonable best efforts to (i) take all action necessary to ensure that no Takeover Law is or becomes applicable to any of the Transactions and, in the case of Parent and Merger Sub, the Related Transactions, and refrain from taking any actions that would cause the applicability of such Laws and (ii) if the restrictions of any Takeover Law become applicable to any of the Transactions or any of the Related Transactions, take all action necessary to ensure that the Transactions and, in the case of Parent and Merger Sub, the Related Transactions, may

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be consummated as promptly as practicable on the terms contemplated by this Agreement and the Contracts related to the Related Transactions, as applicable, and otherwise lawfully minimize the effect of such Takeover Law on the Transactions and the Related Transactions.

(c) Without limiting the general applicability of Section 5.04(a), each of the Company and Parent shall, in consultation and cooperation with the other and as promptly as practicable following the date of this Agreement, file (i) with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice the notification and report form, if any, required under the HSR Act with respect to the Transactions, (ii) all appropriate documents, forms, filings or submissions required under any non-U.S. Antitrust Laws and (iii) with applicable Insurance Regulators, all documents, forms, filings or other submissions required under applicable Insurance Laws with respect to the Transactions or, in the case of Parent and Merger Sub, the Related Transactions. Any such filings shall be in substantial compliance with the requirements of applicable Law. Each of the parties shall, in connection with the efforts referenced in Section 5.04(a), (i) furnish to the other party such necessary information and reasonable assistance as the other party may request in connection with its preparation of any documents, forms, filings or submissions contemplated by the first sentence of this Section 5.04(c), (ii) give the other party reasonable prior notice of any such filings or submissions and, to the extent reasonably practicable, of any substantive communication with, and any inquiries or requests for additional information from, any Governmental Authority regarding the Transactions or the Related Transactions, and permit the other party a reasonable opportunity to review and discuss in advance, and consider in good faith the views of, and secure, to the extent reasonably practicable, the participation of, the other party in connection with, any such filings, submissions, communications, inquiries or requests, (iii) furnish the other party with copies of all filings, submissions, correspondence and communications (and memoranda setting forth the substance thereof) between it and its Affiliates and their respective Representatives, on the one hand, and any Governmental Authority or members of any Governmental Authority’s staff, on the other hand, with respect to this Agreement, the Transactions or any Related Transaction and (iv) comply with any inquiry or request from any Governmental Authority as promptly as reasonably practicable, other than in respect of a Burdensome Condition.

SECTION 5.05. Transfer Taxes. All share transfer, real estate transfer, documentary, stamp, recording and other similar Taxes (including interest, penalties and additions to any such Taxes) (“Transfer Taxes”) incurred in connection with the Transactions shall be paid by Parent or the Surviving Company, and, prior to the Effective Time, the Company shall cooperate with Parent in preparing, executing and filing any applicable Tax Returns with respect to such Transfer Taxes.

SECTION 5.06. Public Announcements. Parent and the Company shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Transactions, and shall not issue any such press release or make any such public statement prior to such consultation and joint approval of Parent and the Company, except as may be required by applicable Law, court process or the rules and regulations of any national securities exchange or national securities quotation system (in which case Parent or the Company, as applicable, shall have the right to review such press release or other public statement prior to its issuance,

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distribution or publication) and except for matters permitted to be disclosed pursuant to Section 5.02. The parties hereto agree that the initial press release to be issued with respect to the Transactions following execution of this Agreement shall be in the form heretofore agreed to by the parties hereto.

SECTION 5.07. Access to Information; Confidentiality. (a) Subject to applicable Law, upon reasonable notice, the Company (i) shall afford to Parent and Parent’s Representatives (including, for the avoidance of doubt, AmTrust, NGHC and their respective Representatives) reasonable access during normal business hours to the Company’s officers, employees, agents, properties, books, Contracts and records (including, without limiting the generality of the foregoing, access to the foregoing and work papers of the Company’s auditors and access to the Company’s auditors, in each case as may be necessary for Parent or any of its Affiliates to begin the preparation, review and audit by Parent, its Affiliates or their respective auditors of financial statements with respect to the Company, its Subsidiaries and their respective assets, liabilities and results of operations in order to allow Parent and such Affiliates to comply with their reporting obligations after the Closing Date under applicable Law), (ii) shall provide Parent and Parent’s Representatives (including, for the avoidance of doubt, AmTrust, NGHC and their respective Representatives) reasonable cooperation with respect to the foregoing and the consummation of the Related Business Acquisitions, and (iii) shall furnish promptly to Parent and Parent’s Representatives such information concerning its business, personnel, assets, liabilities and properties as Parent or any of Parent’s Representatives may reasonably request; provided that Parent and its Representatives shall conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of the Company; provided, further, that the Company shall not be obligated to provide such access or information if doing so could violate applicable Law or a Contract or obligation of confidentiality owing to a third party, or waive the protection of an attorney-client privilege or other legal privilege (as long as the Company has used commercially reasonable efforts to obtain the consent of any third party required thereunder). Without limiting the foregoing, in the event that the Company does not provide access or information in reliance on the immediately preceding sentence, it shall provide notice to Parent that it is withholding such access or information and shall use its reasonable best efforts to communicate, to the extent feasible, the applicable information in a way that would not violate the applicable Law, Contract or obligation or risk waiver of such privilege. All requests for information made pursuant to this Section 5.07 shall be directed to the Person designated by the Company. Until the Effective Time, the information provided will be subject to the terms of the letter agreement dated as of November 5, 2013, by and among the Company and AmTrust Financial Services, Inc. (as may in the future be amended from time to time, the “Confidentiality Agreement”).

(b) Without limiting Section 5.07(a), the Company will furnish to Parent, for the interim period from the date of this Agreement to the Closing Date, internally prepared, unaudited financial statements for the Company and its Subsidiaries for each monthly period completed prior to 31 days before the Closing Date.

SECTION 5.08. Indemnification and Insurance. (a) From and after the Effective Time, Parent shall cause the Surviving Company to, out of the assets of the Surviving Company (subject to Section 5.08(d) below), indemnify and hold harmless each individual who at the Effective Time is, or at any time prior to the Effective Time was, a director or officer of

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the Company or of a Subsidiary of the Company (each, an “Indemnitee” and, collectively, the “Indemnitees”) with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including reasonable fees and expenses of legal counsel) in connection with any Action (whether civil, criminal, administrative or investigative), whenever asserted, based on or arising out of, in whole or in part, (A) the fact that an Indemnitee was a director or officer of the Company or such Subsidiary or (B) acts or omissions by an Indemnitee in the Indemnitee’s capacity as a director, officer, employee or agent of the Company or such Subsidiary or taken at the request of the Company or such Subsidiary (including in connection with serving at the request of the Company or such Subsidiary as a director, officer, employee, agent, trustee or fiduciary of another Person (including any employee benefit plan)), in each case under clause (A) or (B), at, or at any time prior to, the Effective Time (including any Action relating in whole or in part to the Transactions or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnitee), to the fullest extent that the Company and its Subsidiaries would be permitted or required to indemnify the Indemnitees under the Company Charter and bye-laws of the Company, and the organizational documents of any Subsidiary of the Company or any indemnity contract filed with the SEC prior to the Business Day immediately prior to the date of this Agreement. Without limiting the foregoing, Parent, from and after the Effective Time, shall cause, unless otherwise required by Law, the memorandum of association and bye-laws of the Surviving Company to contain provisions no less favorable to the Indemnitees with respect to limitation of liabilities of directors and officers and indemnification than are set forth as of the Business Day immediately prior to the date of this Agreement in the Company Charter and bye-laws of the Company, which provisions shall not be amended, repealed or otherwise modified in a manner that would adversely affect the rights thereunder of the Indemnitees. In addition, from the Effective Time, Parent shall cause the Surviving Company to, out of the assets of the Surviving Company (subject to Section 5.08(d) below), advance any expenses (including reasonable fees and expenses of legal counsel) of any Indemnitee under this Section 5.08 (including in connection with enforcing the indemnity and other obligations referred to in this Section 5.08) as incurred to the fullest extent that the Company and its Subsidiaries would be permitted or required to indemnify the Indemnitees under the Company Charter and the organizational documents of any Subsidiary of the Company or any indemnity contract filed with the SEC prior to the Business Day immediately prior to the date of this Agreement; provided that the individual to whom expenses are advanced provides an undertaking to repay such advances if it shall be determined that such Person is not entitled to be indemnified.

(b) Parent shall cause the Surviving Company to not settle, compromise or consent to the entry of any judgment in any threatened or actual litigation, claim or proceeding relating to any acts or omissions covered under this Section 5.08 for which indemnification has been sought by an Indemnitee hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnitee from all liability arising out of such litigation claim or proceeding or such Indemnitee otherwise consents in writing to such settlement, compromise or consent.

(c) For the six-year period commencing immediately after the Effective Time, the Surviving Company shall maintain in effect the Company’s current directors’ and officers’ liability insurance covering acts or omissions occurring at or prior to the Effective Time with respect to those individuals who are currently (and any additional individuals who prior to the

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Effective Time become) covered by the Company’s directors’ and officers’ liability insurance policies on terms and scope with respect to such coverage, and in amount, no less favorable to such individuals than those of such policy in effect on the date of this Agreement (or Parent may substitute therefor policies, issued by reputable insurers, of at least the same coverage with respect to matters existing or occurring prior to the Effective Time, including a “tail” policy); provided, however, that, if the aggregate premium for such “tail” policy shall exceed 300% of the annual premium paid by the Company in its last completed fiscal year (such 300% threshold, the “Maximum Premium”), then Parent shall provide or cause to be provided a policy for the applicable individuals with the greatest coverage as shall then be available for a cost not exceeding the Maximum Premium. The Company may prior to the Effective Time purchase, for an aggregate amount not to exceed the aggregate Maximum Premium for six years, a six-year prepaid “tail policy” on terms and conditions providing at least substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance maintained by the Company and its Subsidiaries with respect to matters existing or occurring prior to the Effective Time, covering without limitation the Transactions. If such prepaid “tail policy” has been obtained by the Company, it shall be deemed to satisfy all obligations of Parent and the Surviving Company to obtain insurance pursuant to this Section 5.08(c) and the Surviving Company shall use its reasonable best efforts to cause such policy to be maintained in full force and effect, for its full term, and to honor all of its obligations thereunder.

(d) During the six-year period commencing immediately after the Effective Time, the Surviving Company shall not, and Parent shall not permit the Surviving Company to, pay any dividend, distribution or other amount to holders of its capital stock, repurchase or redeem any shares of its capital stock, or sell, transfer or dispose of any asset to an Affiliate at less than its fair value if the consolidated tangible net asset value of the Surviving Corporation and its Subsidiaries, calculated in accordance with GAAP, would be less than $70,000,000 following the payment of such dividend, distribution or other amount, the redemption or repurchase of such shares or the consummation of such sale, transfer or disposition.

(e) The provisions of this Section 5.08 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnitee, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such individual may have under the Company Charter, by contract or otherwise. The obligations of Parent and the Surviving Company under this Section 5.08 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnitee to whom this Section 5.08 applies unless (x) such termination or modification is required by applicable Law or (y) the affected Indemnitee shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnitees to whom this Section 5.08 applies shall be third-party beneficiaries of this Section 5.08).

(f) In the event that Parent, the Surviving Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or Surviving Company or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Company shall assume all of the obligations thereof set forth in this Section 5.08.

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(g) Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 5.08 is not prior to or in substitution for any such claims under such policies.

SECTION 5.09. Rule 16b-3. Prior to the Effective Time, the Company shall be permitted to take such steps as may be reasonably necessary or advisable to cause dispositions of Company equity securities (including derivative securities) pursuant to the Transactions by each individual who is a director or officer of the Company subject to Section 16 of the Exchange Act to be exempt under Rule 16b-3 promulgated under the Exchange Act.

SECTION 5.10. Employee Matters. (a) For a period of one year following the Effective Time or, if longer, the time required by applicable Law, Parent shall provide, or shall cause the Surviving Company, AmTrust or NGHC, as applicable (or in the case of a transfer of all or substantially all the assets and business of the Surviving Company, AmTrust or NGHC, as applicable, its successors and assigns), to provide, each individual who is employed by the Company or any of its Subsidiaries immediately prior to the Effective Time (each, a “Company Employee”), for so long as such Company Employee is an employee of the Surviving Company, AmTrust or NGHC, as applicable, after the Effective Time, with (i) a base salary or wage rate at least equal to the Company Employees’ base salary or wage rate in effect as of immediately prior to the Effective Time and (ii) employee benefits (other than any incentive compensation, equity-based compensation, defined benefit pension benefits and retiree medical benefits) that are, in the aggregate, not, in any material respect, less favorable than the employee benefits (other than any incentive compensation, equity-based compensation, defined benefit pension benefits and retiree medical benefits) provided to similarly situated employees of Parent, AmTrust, NGHC or their respective Subsidiaries, as applicable. For the avoidance of doubt, no provision of this Agreement shall guarantee employment to any Company Employee for any period of time or preclude Parent, the Surviving Company, AmTrust or NGHC from terminating any such Company Employee for any reason.

(b) With respect to each Company Employee who (i) as of immediately prior to the Effective Time, is a participant in, covered by, or eligible for benefits under, a Company Plan that provides for severance benefits (a “Company Severance Pay Plan”) and (ii) whose employment with the Surviving Company, Company Subsidiaries and its Affiliates is involuntarily terminated in a severance-qualifying manner during the one (1) year period following the Effective Time, Parent shall provide, or shall cause the Surviving Company to provide, such Company Employee with severance benefits that are no less favorable, in the aggregate, than the severance benefits, if any, that would have been provided pursuant to the terms of the severance plan of the Company to such employees upon an involuntary severance-qualifying termination of employment immediately prior to the Effective Time; provided that no such severance benefits shall be provided to any Company Employee who is a party to a Company Employment Agreement that otherwise provides for severance benefits. For the avoidance of doubt, it is acknowledged that a transfer of employment between the Company, the Surviving Company, Parent, AmTrust, NGHC and/or any Affiliate of the foregoing shall not entitle an individual to severance hereunder or under any Company Severance Plan, and, effective prior to the Closing, the Company shall amend each Company Severance Plan to provide that there shall be no such entitlement.

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(c) With respect to all employee benefit plans of the Surviving Company and its Subsidiaries, including any “employee benefit plan” (as defined in Section 3(3) of ERISA) (including any vacation, paid time-off and severance plans), for all purposes, including determining eligibility to participate, level of benefits, vesting, benefit accruals and early retirement subsidies, each Company Employee’s service with the Company or any of its Subsidiaries (as well as service with any predecessor employer of the Company or any such Subsidiary, to the extent service with the predecessor employer was recognized by the Company or such Subsidiary) shall be treated as service with the Surviving Company or any of its Subsidiaries (or in the case of a transfer of all or substantially all the assets and business of the Surviving Company, its successors and assigns); provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits for the same period of service. Parent shall, or shall cause the Surviving Company to, waive, or cause to be waived, any pre-existing condition limitations, exclusions, actively at work requirements and waiting periods under any welfare benefit plan maintained by the Surviving Company or any of its Subsidiaries in which Company Employees (and their eligible dependents) will be eligible to participate from and after the Effective Time, except to the extent that such pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods would not have been satisfied or waived under the comparable Company Plan immediately prior to the Effective Time. Parent shall, or shall cause the Surviving Company to, recognize the dollar amount of all co-payments, deductibles and similar expenses incurred by each Company Employee (and his or her eligible dependents) during the calendar year in which the Effective Time occurs for purposes of satisfying such year’s deductible and co-payment limitations under the relevant welfare benefit plans in which they will be eligible to participate from and after the Effective Time.

(d) For the avoidance of doubt, for purposes of any Company Plan containing a definition of “change in control” or “change of control”, the occurrence of the Closing shall be deemed to constitute a “change in control” or “change of control.”

(e) (i) The Company shall cause each participant to be fully vested in his or her benefits under (A) the Tower Group, Inc. Deferred Compensation Plan, (B) the Tower Group International, Ltd. Short Term Performance Incentive Plan, and (C) any other Company Plan providing for deferred compensation within the meaning of Section 409A of the Code (collectively, the “Terminating Plans”) and (ii) the Company shall, in accordance with applicable Law, terminate each of the Terminating Plans effective immediately prior to, but conditioned on the occurrence of, the Effective Time.

(f) The provisions of this Section 5.10 are solely for the benefit of the parties to this Agreement, and no provision of this Section 5.10 is intended to, or shall, constitute the establishment or adoption of or an amendment to any employee benefit plan for purposes of ERISA or otherwise, provide any Person with a right to employment or continued employment for any specified period and, except as otherwise explicitly provided for in this Agreement, no current or former employee or any other individual associated therewith shall be regarded for any purpose as a third party beneficiary of this Agreement or have the right to enforce the provisions hereof.

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SECTION 5.11. Notification of Certain Matters; Shareholder Litigation. (a) Each of the Company and Parent will promptly notify the other of:

(i) any written notice or other written communication from any Person alleging that the consent of such Person is or may be required in connection with the Transactions;

(ii) any written notice or other written communication from any Governmental Authority in connection with the Transactions;

(iii) any actions, suits, claims or proceedings commenced or, to its Knowledge, threatened against, or, to its Knowledge, any investigation, in each case relating to or involving or otherwise affecting the Company or any of its Subsidiaries or Parent or any of its Subsidiaries, as the case may be, that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to any Section of this Agreement;

(iv) any inaccuracy of any representation or warranty of that party contained in this Agreement of which it obtains Knowledge at any time between the date hereof and the Closing Date that could reasonably be expected to cause the conditions set forth in Section 6.02(a) or Section 6.03(a) not to be satisfied; and

(v) any failure of that party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder of which it has Knowledge and that could reasonably be expected to cause the conditions set forth in Section 6.02(b) or Section 6.03(b) not to be satisfied;

provided, however, that the delivery of any notice pursuant to this Section 5.11 will not affect or be deemed to modify any representation or warranty made by any party hereunder or limit or otherwise affect the remedies available hereunder to the party receiving such notice, and no failure of any party to give notice as contemplated by this Section 5.11 will, in and of itself, cause the failure of any of the conditions set forth in Article VI.

(b) Without limiting any other provision hereof, the Company will (a) promptly advise Parent of any proceeding, suit or action commenced after the date hereof against the Company or any of its officers or directors (in their capacities as such) by any Registered Shareholder (on their own behalf or on behalf of the Company) relating to this Agreement, the Merger or the other Transactions contemplated hereby (each, a “Stockholder Litigation”), (b) keep Parent reasonably informed regarding any such Stockholder Litigation, (c) give Parent the opportunity to participate in such Stockholder Litigation, consult with counsel to the Company regarding the defense or settlement of any such Stockholder Litigation and consider Parent’s views with respect to such Stockholder Litigation, and (d) not settle any such Stockholder Litigation without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).

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SECTION 5.12. Parent Vote. (a) Parent shall vote (or consent with respect to) or cause to be voted (or a consent to be given with respect to) any Company Shares beneficially owned by it or any of its Subsidiaries or with respect to which it or any of its Subsidiaries has the power (by agreement, proxy or otherwise) to cause to be voted or to provide a consent, in favor of the approval of this Agreement, the Statutory Merger Agreement and the Merger at any meeting of shareholders of the Company at which this Agreement, the Statutory Merger Agreement and the Merger shall be submitted for approval and at all adjournments or postponements thereof (or, if applicable, by any action of shareholders of the Company by consent in lieu of a meeting).

(b) Immediately after the execution and delivery of this Agreement, Parent shall execute and deliver, in accordance with Section 106 of the Bermuda Companies Act and in its capacity as the sole shareholder of Merger Sub, a written resolution (as permitted by section 77A of the Bermuda Companies Act) approving this Agreement, the Statutory Merger Agreement and the Merger.

SECTION 5.13. Stock Exchange De-listing. Each of the Company and Parent shall use their respective reasonable best efforts to cause the Company’s securities to be de-listed from the NASDAQ and de-registered under the Exchange Act as soon as reasonably practicable following the Effective Time.

SECTION 5.14. Convertible Notes. If the 5.00% Convertible Senior Notes, due 2014 (the “Convertible Notes”) that were issued by Tower Group Inc. (“TGI”) pursuant to the terms of the Indenture, dated as of September 20, 2010, by and between TGI and U.S. Bank National Association, as trustee (the “Convertible Notes Indenture”), remain outstanding as of the Effective Time, Parent will, as of the Effective Time, issue a guarantee and, if necessary or advisable, enter into a supplemental indenture pursuant to the terms of the Convertible Notes Indenture containing such provisions that may be required or are advisable as a result of the Merger and, in particular, providing for the guarantee by Parent of TGI’s obligations under the Convertible Notes Indenture and the Convertible Notes following the Effective Time.

ARTICLE VI.

Conditions Precedent

SECTION 6.01. Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of the Company, Parent and Merger Sub to effect the Merger shall be subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) Company Shareholder Approval. The Company Shareholder Approval shall have been obtained.

(b) No Injunctions or Restraints. No injunction, judgment or ruling enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority shall be in effect restraining, enjoining or otherwise prohibiting consummation of the Merger and no applicable Law shall have been enacted, entered, promulgated, enforced or deemed applicable by any Governmental Authority that prohibits or makes illegal or otherwise restrains the consummation of the Merger (collectively, “Restraints”).

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SECTION 6.02. Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company (i) set forth in Section 3.02(a) and Section 3.02(b) shall be true and correct in all but de minimis respects, except for changes resulting from the exercise of Company Options existing as of the date of this Agreement, (ii) set forth in Section 3.01, Section 3.02(c), Section 3.02(d), Section 3.03, Section 3.14 and Section 3.24 (in each case disregarding all qualifications or limitations as to “materiality”, “Material Adverse Effect” and words of similar import set forth therein) shall be true and correct in all material respects as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), and (iii) set forth in this Agreement, other than those Sections specifically identified in clause (i) or (ii) of this Section 6.02(a), shall be true and correct (disregarding all qualifications or limitations as to “materiality”, “Material Adverse Effect” and words of similar import set forth therein) as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except, in the case of this clause (iii), where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

(b) Performance of Obligations of the Company. The Company shall have performed or complied in all material respects with the obligations required to be performed or complied with by it under this Agreement at or prior to the Effective Time, including, without limitation, the deliverables required to be filed with the Registrar in accordance with section 108(2) of the Bermuda Companies Act, and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

(c) Other Approvals. The authorizations, consents, orders or approvals of, or declarations or filings with, and the expirations of waiting periods required from, the Governmental Authorities set forth in Section 6.02(c) of the Company Disclosure Schedule shall have been filed, have occurred or been obtained, in each case without the imposition of any Burdensome Condition.

(d) No Material Adverse Effect. Since the date of this Agreement there shall not have been any effect, change, event or occurrence that has had, or is reasonably likely to have, a Material Adverse Effect.

(e) Dissenting Shareholders. Registered Shareholders owning in excess of fifteen percent (15%) of the Company’s issued and outstanding share capital shall not have dissented to the Transactions and registered a claim in respect of same in accordance with section 106(6) of the Bermuda Companies Act.

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(f) Insolvency Event. Since the date of this Agreement, no Insolvency Event with respect to the Company, any Company Insurance Subsidiary, Tower Corporate Capital 1 Limited, New Jersey Skylands Insurance Association or Mountain Valley Indemnity Company shall have occurred. “Insolvency Event” shall mean any of the following:

(i) a Governmental Authority files any petition or commences any case or proceeding under applicable Law relating to insolvency, bankruptcy, rehabilitation, liquidation, conservatorship, supervision, receivership or reorganization, or institutes a proceeding seeking any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights against such Person, or such Person consents to or commences any such petition, case or proceeding;

(ii) such Person has an order for relief entered against it under applicable Law relating to insolvency, bankruptcy, rehabilitation, liquidation, conservatorship, supervision, receivership or reorganization that, in respect of this clause (ii), results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up, rehabilitation or liquidation (including any application by an Insurance Regulator having authority over it for an order of rehabilitation, liquidation, dissolution of its corporate existence or similar action);

(iii) a court of competent jurisdiction, an Insurance Regulator or any other state or federal regulatory authority having actual jurisdiction over the such Person, enters an order, judgment or decree (A) appointing a custodian, trustee, agent, liquidator, conservator, supervisor, rehabilitator or receiver for such Person or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of such Person (or the taking of possession of all or any material portion of the property of such), which order, judgment or decree results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up, rehabilitation or liquidation; or

(iv) with respect to any U.S.-domiciled Company Insurance Subsidiary, its Total Adjusted Capital is less than its Company Action Level risk-based capital, as such terms are defined in the model risk-based capital act of the National Association of Insurance Commissioners and as such amounts may be determined by the Company from time to time upon the reasonable request of Parent (if such determination can practically be made at such time).

(g) All Liens on shares of capital stock of each Subsidiary of the Company, including all Liens granted pursuant to the agreement(s) set forth in Section 3.02(e) of the Company Disclosure Schedule, shall have been fully released and evidence of such release, in form and substance reasonably satisfactory to Parent, shall have been delivered to Parent.

SECTION 6.03. Conditions to Obligations of the Company. The obligations of the Company to effect the Merger are further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct (disregarding all qualifications or limitations as to “materiality”, “Parent Material Adverse Effect” and words of similar import set forth therein) as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. The Company shall have received a certificate signed on behalf of Parent and Merger Sub by an officer of Parent to such effect.

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(b) Performance of Obligations of Parent and Merger Sub. Parent and Merger Sub shall have performed or complied in all material respects with their respective obligations required to be performed or complied with by them under this Agreement at or prior to the Effective Time, including, without limitation, the deliverables required to be filed with the Bermuda Registrar in accordance with section 104A of the Bermuda Companies Act, and the Company shall have received a certificate signed on behalf of Parent and Merger Sub by an officer of Parent to such effect.

(c) Other Approvals. The authorizations, consents, orders or approvals of, or declarations or filings with, and the expirations of waiting periods required from, the Governmental Authorities set forth in Section 6.03(c) of the Company Disclosure Schedule shall have been filed, have occurred or been obtained.

SECTION 6.04. Frustration of Closing Conditions. The Company may not rely on the failure of any condition set forth in Section 6.01 or Section 6.03 to be satisfied if such failure was caused by the failure of the Company to perform in all material respects any of its obligations under this Agreement. Neither Parent nor Merger Sub may rely on the failure of any condition set forth in Section 6.01 or Section 6.02 to be satisfied if such failure was caused by the failure of Parent or Merger Sub to perform in all material respects any of its obligations under this Agreement.

ARTICLE VII.

Termination

SECTION 7.01. Termination. This Agreement may be terminated and the Transactions abandoned at any time prior to the Effective Time, whether before or after receipt of the Company Shareholder Approval (except as otherwise expressly noted):

(a) by the mutual written consent of the Company and Parent duly authorized by each of their respective Boards of Directors;

(b) by either of the Company or Parent:

(i) if the Merger shall not have been consummated on or before September 30, 2014 (the “Walk-Away Date”); provided that the right to terminate this Agreement under this Section 7.01(b)(i) shall not be available to any party if the breach by such party of its representations and warranties set forth in this Agreement or the

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failure of such party to perform any of its obligations under this Agreement, has been a principal cause of or resulted in the failure of the Merger to be consummated on or before such date (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of the foregoing proviso);

(ii) if any Restraint having the effect set forth in Section 6.01(b) shall be in effect and, if applicable, shall have become final and non-appealable; or

(iii) if the Company Shareholder Approval shall not have been obtained at the Company Shareholders Meeting duly convened therefor or at any adjournment or postponement thereof;

(c) by Parent:

(i) if the Company shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.02(a) or 6.02(b) and (B) is incapable of being cured prior to the earlier of (x) 30 calendar days following receipt by the Company of written notice of such breach or failure to perform from Parent and (y) the Walk-Away Date, or if capable of being cured, shall not have been cured within 30 calendar days following receipt by the Company of written notice of such breach or failure to perform from Parent (or in any event has not been cured by the Walk-Away Date); provided, that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.01(c)(i) if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements hereunder;

(ii) prior to receipt of the Company Shareholder Approval, if the Board of Directors of the Company shall have effected an Adverse Recommendation Change;

(iii) on or prior to April 17, 2014, if the Proxy Statement is not filed with the SEC on or prior to March 3, 2014;

(iv) if the Company Shareholders Meeting is not convened and held (with no further adjournment, recess, reconvening or postponement) on or prior to August 15, 2014;

(v) if the Company or any Subsidiary of the Company shall have breached in any material respect any of the material covenants set forth in either of the Quota Share Reinsurance Agreements, which material breach or failure to perform is not cured by the earlier of (x) the date on which it is required to be cured under the applicable Quota Share Reinsurance Agreement and (y) the Walk-Away Date; or

(vi) if any insurance regulatory approvals required to be obtained by the Company or any of its Subsidiaries in respect of the Quota Share Reinsurance Agreements, including any required approval of the form of cut-through policy endorsement thereunder, shall not have been obtained on or prior to January 17, 2014;

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provided, that Parent shall not have the ability to terminate this Agreement pursuant to this Section 7.01(c)(vi) if (1) all such approvals are obtained prior to the date on which Parent seeks to exercise such termination right or (2) Parent fails to exercise such termination right prior to February 17, 2014; or

(d) by the Company:

(i) if Parent or Merger Sub shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.03(a) or 6.03(b) and (B) is incapable of being cured prior to the earlier of (x) 30 calendar days following receipt by the Company of written notice of such breach or failure to perform from the Company and (y) the Walk-Away Date, or if capable of being cured, shall not have been cured within 30 calendar days following receipt by Parent and Merger Sub of written notice of such breach or failure to perform from the Company (or in any event has not been cured by the Walk-Away Date); provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.01(d)(i) if the Company is then in material breach of any of its representations, warranties, covenants or agreements hereunder;

(ii) prior to receipt of the Company Shareholder Approval, in connection with entering into a Company Acquisition Agreement in accordance with clause (x) of the last sentence of Section 5.02(d); provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.01(d)(ii) if the Company has been, or is at the time of such termination is, in material breach of its covenants and agreements set forth in Section 5.02; and, provided, further, that prior to or concurrently with such termination the Company pays the amounts due under Section 7.03; or

(iii) if the Guarantor shall have breached any of its representations, warranties or covenants under the Guarantee in any material respect, which breach or failure to perform is incapable of being cured prior to the earlier of (x) 30 calendar days following receipt by the Guarantor of written notice of such breach or failure to perform from the Company and (y) the Walk-Away Date, or if capable of being cured, shall not have been cured within 30 calendar days following receipt by the Guarantor of written notice of such breach or failure to perform from the Company (or in any event has not been cured by the Walk-Away Date); provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.01(d)(iii) if the Company is then in material breach of any of its representations, warranties, covenants or agreements hereunder.

SECTION 7.02. Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.01, written notice thereof shall be given to the other party or parties hereto, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than this Section 7.02, Section 7.03, Article VIII and the Confidentiality Agreement, all of which shall survive termination of this Agreement), and there shall be no liability on the part of Parent, Merger Sub

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or the Company or their respective directors, officers and Affiliates, except (a) as liability may exist pursuant to the sections specified in the immediately preceding parenthetical that survive such termination and (b) that no such termination shall relieve any party from liability for any willful and material breach by such party of any representation, warranty, covenant or agreement set forth in this Agreement or fraud. For purposes hereof, “willful and material breach” means a material breach by a party of the applicable provision of this Agreement as a result of an action or failure to act by such Person that it knew would result in a breach of this Agreement.

SECTION 7.03. Termination Fee. (a) In the event that: (i)(A) a Takeover Proposal shall have been publicly made, proposed or communicated (and not withdrawn) after the date of this Agreement and prior to the Company Shareholders Meeting (or prior to the termination of this Agreement if there has been no Company Shareholders Meeting), (B) following the occurrence of an event described in the preceding clause (A), this Agreement is terminated by the Company or Parent pursuant to Section 7.01(b)(i) (prior to obtaining the Company Shareholder Approval) or Section 7.01(b)(iii) and (C) within nine (9) months of the date this Agreement is terminated, the Company enters into a Company Acquisition Agreement with respect to a Takeover Proposal or a Takeover Proposal is consummated (whether or not such Takeover Proposal was the same Takeover Proposal referred to in clause (A)); provided, that for purposes of clause (C) of this Section 7.03(a)(i), the references to “15%” in the definition of Takeover Proposal shall be deemed to be references to “50%”;

(ii) this Agreement is terminated by the Company pursuant to Section 7.01(d)(ii);

(iii) this Agreement is terminated by Parent pursuant to Section 7.01(c)(ii); or

(iv) this Agreement is terminated by the Company or Parent pursuant to Section 7.01(b)(iii) and the Board of Directors of the Company shall have effected an Adverse Recommendation Change prior to the Company Shareholders Meeting;

then, in any such event under clause (i), (ii), (iii) or (iv) of this Section 7.03(a), the Company shall pay the Company Termination Fee to Parent or its designee by wire transfer of same-day funds (x) in the case of Section 7.03(a)(iii) and Section 7.03(a)(iv), within two Business Days after such termination, (y) in the case of Section 7.03(a)(ii), prior to or simultaneously with such termination or (z) in the case of Section 7.03(a)(i), two Business Days after the consummation of a Takeover Proposal; it being understood that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion. As used herein, “Company Termination Fee” shall mean a nonrefundable cash amount equal to $8,180,000, net of any amounts paid by the Company to Parent pursuant to Section 7.03(b). In the event that Parent or its designee shall receive full payment of (x) the Company Termination Fee pursuant to this Section 7.03(a) upon termination of this Agreement in the manner set forth in Section 7.03(a)(i), (ii), (iii) or (iv), together with any reimbursement of applicable expenses pursuant to Section 7.03(c), or (y) the Parent Expenses pursuant to Section 7.03(b) upon termination of this Agreement in the manner set forth in Section 7.03(b), together with any reimbursement of applicable expenses pursuant to Section 7.03(c) and any amounts subsequently due pursuant to Section 7.03(a)(i) and, as related thereto, Section 7.03(c), as applicable, shall be the sole and

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exclusive remedy for any and all losses or damages suffered or incurred by Parent, Merger Sub, any of their respective Affiliates or any other Person in connection with this Agreement (and the termination hereof), the Transactions (and the abandonment thereof) or any matter forming the basis for such termination, and none of Parent, Merger Sub, any of their respective Affiliates or any other Person shall be entitled to bring or maintain any claim, action or proceeding against the Company or any of its Subsidiaries or any of their respective former, current or future officers, directors, partners, shareholders, managers, members or Affiliates arising out of or in connection with this Agreement, any of the Transactions or any matters forming the basis for such termination.

(b) In the event that this Agreement is terminated (i) by either Parent or the Company pursuant to Section 7.01(b)(iii) and the Board of Directors of the Company shall not have effected an Adverse Recommendation Change prior to the Company Shareholders Meeting, or (ii) by Parent pursuant to Section 7.01(c)(iii) or Section 7.01(c)(iv), the Company shall pay Parent or one or more Persons designated by Parent all reasonable and documented out-of-pocket fees and expenses incurred by Parent, Merger Sub and their respective Affiliates in connection with the Transactions and the Related Transactions, in an amount not to exceed $2,000,000 in the aggregate (the “Parent Expenses”).

(c) Each of the parties hereto acknowledges that the agreements contained in this Section 7.03 are an integral part of the Transactions, and that without these agreements, the other parties hereto would not enter into this Agreement; accordingly, if the Company fails to timely pay any amount due pursuant to this Section 7.03, and, in order to obtain the payment, Parent commences an Action which results in a judgment against the Company for the payment set forth in this Section 7.03, the Company shall pay Parent for its reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees) in connection with such Action, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received.

ARTICLE VIII.

Miscellaneous

SECTION 8.01. No Survival of Representations, Warranties, Covenants and Agreements. This Article VIII and the agreements of the Company, Parent and Merger Sub contained in Article II and Section 5.08 shall survive the Effective Time. No other representations, warranties, covenants or agreements in this Agreement shall survive the Effective Time.

SECTION 8.02. Amendment or Supplement. At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the Company Shareholder Approval, by written agreement of the parties hereto, by action taken by their respective Boards of Directors; provided, however, that following approval of the Merger and this Agreement by the Registered Shareholders, there shall be no amendment or change to the provisions hereof which by Law would require further approval by the Registered Shareholders without such approval.

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SECTION 8.03. Extension of Time, Waiver, Etc. At any time prior to the Effective Time, Parent and the Company may, subject to applicable Law, (a) waive any inaccuracies in the representations and warranties of the other party, (b) extend the time for the performance of any of the obligations or acts of the other party or (c) subject to the requirements of applicable Law, waive compliance by the other party with any of the agreements contained herein or, except as otherwise provided herein, waive any of such party’s conditions (it being understood that Parent and Merger Sub, on the one hand, and the Company, on the other hand, each shall be deemed a single party for purposes of the foregoing). Notwithstanding the foregoing, no failure or delay by the Company, Parent or Merger Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

SECTION 8.04. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto. No assignment by any party shall relieve such party of any of its obligations hereunder. Subject to the immediately preceding two sentences, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 8.04 shall be null and void.

SECTION 8.05. Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail in PDF form), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

SECTION 8.06. Entire Agreement; No Third-Party Beneficiaries. This Agreement, including the Company Disclosure Schedule, together with the Confidentiality Agreement and the Guarantee Agreement, together constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof and thereof. This Agreement is not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies, except that: (a) if the Effective Time occurs, (A) the Registered Shareholders will be express third party beneficiaries of this Agreement with respect to the provisions of this Agreement relating to the payment of the Merger Consideration and (B) the holders of the Company Options, Company RSUs and Company Restricted Shares will be express third party beneficiaries of this Agreement with respect to the provisions of this Agreement relating to the payment of the consideration payable with respect thereto; and (b) the Indemnitees are express third party beneficiaries of this Agreement with respect to the terms of Section 5.08.

SECTION 8.07. Governing Law; Jurisdiction. (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of laws principles, except to the extent the provisions of the laws of Bermuda are mandatorily applicable to the Merger.

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(b) All actions and proceedings arising out of or relating to the interpretation and enforcement of the provisions of this Agreement and in respect of the Transactions (except to the extent any such proceeding mandatorily must be brought in Bermuda) shall be heard and determined in the United States District Court for the Southern District of New York and any Federal appellate court therefrom (or, if United States federal jurisdiction is unavailable over a particular matter, the Supreme Court of the State of New York, New York County) and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such action or proceeding and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such action or proceeding. The consents to jurisdiction and venue set forth in this Section 8.07(b) shall not constitute general consents to service of process in the State of New York and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any action or proceeding arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 8.10 of this Agreement. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

SECTION 8.08. Specific Enforcement. The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (including, for the avoidance of doubt, the right of the Company or Parent to cause the Merger to be consummated on the terms and subject to the conditions set forth in this Agreement) in the courts described in Section 8.07(b) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of the Transactions and without that right, neither the Company nor Parent would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8.08 shall not be required to provide any bond or other security in connection with any such order or injunction.

SECTION 8.09. WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE

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UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8.09.

SECTION 8.10. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, facsimiled (which is confirmed), emailed (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

If to Parent or Merger Sub, to it at:

ACP Re Limited

PO Box HM 242

Hamilton HM AX, Bermuda

Attn: Chief Financial Officer

Email: bermuda@ngic.com

with a copy (which shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attention:	Ernest S. Wechsler
Daniel A. Rabinowitz
Facsimile:	212-715-8000
Email:	EWechsler@kramerlevin.com
DRabinowitz@kramerlevin.com

If to the Company, to:

Tower Group International, Ltd.

120 Broadway (31st Floor)

New York, New York 10271

Attention: Elliot S. Orol

Facsimile: (212) 202-3987

Email: eorol@twrgrp.com

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with copies (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Attention:	John M. Schwolsky
Alexander M. Dye
Facsimile:	212-728-8111
Email:	jschwolsky@willkie.com
adye@willkie.com

or such other address, email address or facsimile number as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

SECTION 8.11. Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

SECTION 8.12. Definitions. (a) As used in this Agreement, the following terms have the meanings ascribed thereto below:

“Action” means any legal, administrative or arbitral proceeding, suit, investigation or arbitration or action.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Antitrust Laws” means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, all applicable non-U.S. antitrust Laws and all other applicable Laws issued by a Governmental Authority that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

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“Applicable SAP” means, with respect to any Company Insurance Subsidiary, the applicable statutory accounting principles (or local equivalents in the applicable jurisdiction) prescribed by the applicable Insurance Regulator under applicable Insurance Law.

“Business Day” means a day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York or Hamilton, Bermuda, are authorized or required by Law to be closed.

“Company Charter” means the Company’s memorandum of association, as amended to the date of this Agreement.

“Company Lease” means any lease, sublease, sub-sublease, license and other agreement under which the Company or any of its Subsidiaries leases, subleases, licenses, uses or occupies (in each case whether as landlord, tenant, sublandlord, subtenant or by other occupancy arrangement), or has the right to use or occupy, now or in the future, any real property.

“Company Pension Plan” means any employee pension benefit plan within the meaning of Section 3(2) of ERISA covering current or former directors, officers or employees that is sponsored, maintained or contributed to by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries contributes or is obligated to contribute to or has or may have any liability, other than any such employee pension benefit plan required by applicable Law.

“Company Plan” means each plan, program, policy, agreement or other arrangement covering current or former directors, officers or employees, that is (i) an employee welfare plan within the meaning of Section 3(1) of ERISA, (ii) a Company Pension Plan, (iii) a Company Share Plan or (iv) a fringe benefit, bonus, incentive, deferred compensation, retention profit-sharing, retirement, post-retirement, vacation, severance or termination pay, program, policy, agreement or other arrangement, in each case that is sponsored, maintained or contributed to by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries contributes or is obligated to contribute to or has or may have any liability, other than, in each case, any such plan, program, policy, agreement or other arrangement required by applicable Law.

“Company Share Plans” means any share option, share purchase, share appreciation right or other share-based compensation agreement, program or plan of the Company.

“Dissenting Shareholder” means a holder of Company Shares who did not vote in favor of the Merger and who complies with all of the provisions of the Bermuda Companies Act concerning the right of holders of Company Shares to require appraisal of their Company Shares under Bermuda Law.

“Dissenting Shares” means any Company Share held by a Dissenting Shareholder.

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“Encumbrance” means any mortgage, deed of trust, lease, license, condition, covenant, restriction, hypothecation, option to purchase or lease or otherwise acquire any interest, right of first refusal or offer, conditional sales or other title retention agreement, adverse claim of ownership or use, easement, encroachment, right of way or other title defect, third-party right or encumbrance of any kind or nature.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“GAAP” means generally accepted accounting principles in the United States, consistently applied.

“Governmental Authority” means any government, court, regulatory or administrative agency, commission or authority or other legislative, executive or judicial governmental entity, whether Federal, national, provincial, state, local or multinational.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Insurance Law” means all Laws applicable to the business of insurance or the regulation of insurance companies, whether Federal, national, provincial, state, local or multinational, and all applicable orders, directives of, and market conduct recommendations resulting from market conduct examinations of, Insurance Regulators.

“Insurance Regulators” means all Governmental Authorities regulating the business of insurance under Insurance Laws.

“Intellectual Property” means all intellectual property and other similar proprietary rights in any jurisdiction, whether registered or unregistered, including such rights in and to: any patent (including all reissues, divisions, continuations, continuations-in-part and extensions thereof), patent application, patent right; any trademark, trademark registration, trademark application, servicemark, trade name, business name, brand name; any copyright, copyright registration, design, design registration, database rights; any internet domain names; or any right to any of the foregoing.

“IRS” means the Internal Revenue Service.

“IT Assets” means computers, computer software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines, and all other information technology equipment, and all associated documentation, used by the Company or its Subsidiaries in the conduct of their business as presently conducted.

“Knowledge” means, (i) with respect to the Company, the knowledge of the individuals listed on Section 8.12 of the Company Disclosure Schedule, after reasonable investigation, and (ii) with respect to Parent or Merger Sub, the knowledge of any of the individuals listed on Schedule 8.12, after reasonable investigation.

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“Liens” means any pledges, liens, charges, mortgages, Encumbrances or security interests of any kind or nature.

“Material Adverse Effect” means any effect, change, event or occurrence that, individually or in the aggregate with all other effects, changes, events or occurrences, has a material adverse effect on the business, results of operations or financial condition of the Company and its Subsidiaries taken as a whole; provided, that none of the following, and no effect, change, event or occurrence arising out of, or resulting from, the following, shall constitute or be taken into account, individually or in the aggregate, in determining whether a Material Adverse Effect has occurred or may occur except, with respect to items (i), (ii), (v) and (viii), to the extent such item has a disproportionate effect on the Company or any of its Subsidiaries as compared to the companies listed in the most recent proxy statement filed by the Company with the SEC prior to the date hereof as the Company’s “peer group”: any effect, change, event or occurrence that results from or arises in connection with (i) changes or conditions generally affecting the property catastrophe insurance industry in the geographic regions in which the Company and its Subsidiaries operate or underwrite insurance, including natural disasters and catastrophe events, (ii) general economic or regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions in any jurisdiction, (iii) any change or announcement of a potential change, in and of itself, in the Company’s or any of its Subsidiaries’ credit, financial strength or claims paying ratings or such ratings of any of the Company’s or its Subsidiaries’ businesses, (iv) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period, (v) geopolitical conditions, the outbreak or escalation of hostilities, any acts of war (whether or not declared), sabotage, terrorism or man-made disaster, or any escalation or worsening of any such hostilities, acts of war (whether or not declared), sabotage, terrorism or man-made disaster, (vi) the execution and delivery of this Agreement or the public announcement or pendency of the Transactions and the Related Transactions, including the impact thereof on the relationships of the Company or any of its Subsidiaries with employees, labor unions, customers, brokers, agents, financing sources, business partners, regulators or reinsurance providers, and including any lawsuit, action or other proceeding with respect to the Transactions, (vii) any change, in and of itself, in the market price or trading volume of the Company’s or any of its Subsidiaries’ securities, (viii) any change in applicable Law, regulation, GAAP (or authoritative interpretation thereof) or in Applicable SAP, including accounting and financial reporting pronouncements by the SEC and the Financial Accounting Standards Board, (ix) any action required to be taken by the Company, or that the Company is required to cause one of its Subsidiaries to take, pursuant to, or any failure of the Company or any of its Subsidiaries to take an action prohibited by, the terms of this Agreement or the Quota Share Reinsurance Agreements, (x) the cancellation or termination of any policies or contracts of insurance written by any of the Company Insurance Subsidiaries, the termination or commutation of any reinsurance assumed by any Company Insurance Subsidiary or the failure of any Company Insurance Subsidiary, or all of them, to write or renew any insurance or reinsurance business or (xi) any failure by the Company to file or furnish any report, schedule, form, statement or other document or information required to be filed by the Company with, or furnished by the Company to, the SEC; provided, however, that with respect to clauses (iii), (iv), (vii) and (xi), the underlying reasons for (w) the change or announcement of potential change in the Company’s or any of its Subsidiaries’ credit, financial strength or claim paying ratings or such ratings of any of the Company’s or its Subsidiaries’

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businesses, (x) the failure to meet such projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics, (y) the change in the market price or trading volume of Company’s or any of its Subsidiaries’ securities or (z) the failure by the Company to file or furnish any report, schedule, form, statement or other document or information required to be filed by the Company with, or furnished by the Company to, the SEC, may be considered.

“Ordinary Course of Business” means, with respect to any Person, the ordinary course of business of such Person, consistent with such Person’s past practice, subject to the terms and conditions of this Agreement, the Quota Share Reinsurance Agreements and the other Contracts relating to the Related Transactions, and to compliance with the covenants set forth herein and therein, including those set forth in Section 5.01(b) of this Agreement.

“Parent Material Adverse Effect” means any effect, change, event or occurrence that would, individually or in the aggregate, prevent or materially delay, interfere with, hinder or impair (i) the consummation by Parent or Merger Sub of any of the Transactions on a timely basis or (ii) the compliance by Parent or Merger Sub with its obligations under this Agreement.

“Permitted Liens” means (i) statutory Liens for Taxes, assessments or other charges by Governmental Authorities not yet due and payable or the amount or validity of which is being contested in good faith and by appropriate proceedings and for which accruals or reserves have been established on the consolidated balance sheet of the Company most recently filed with the SEC, (ii) mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, landlords’ and similar Liens granted or which arise in the Ordinary Course of Business and for which adequate accruals or reserves have been established on the consolidated balance sheet of the Company most recently filed with the SEC, (iii) Liens granted in the Ordinary Course of Business of the Company or its Subsidiaries on cash and cash equivalent instruments or other investments, of the following types (A) in connection with (1) pledges of such instruments or investments to collateralize letters of credit delivered by the Company or its Subsidiaries for the benefit of ceding companies, (2) the creation of trust funds for the benefit of ceding companies, (3) deposit liabilities under funds-withheld reinsurance, (4) statutory deposits, (5) ordinary-course securities lending and short-sale transactions in accordance with Investment Guidelines and (B) with respect to investment securities held in the name of a nominee, custodian or other record owner in accordance with applicable Law, (iv) pledges or deposits by the Company or any of its Subsidiaries under workmen’s compensation Laws, unemployment insurance Laws or similar legislation, or good faith deposits in connection with bids, tenders, Contracts (other than for the payment of Indebtedness) or leases to which such entity is a party, (v) Liens created by the actions of Parent or any of its Affiliates, (vi) transfer restrictions imposed by Law and (vii) such other Liens, Encumbrances or imperfections that are not material in amount and do not materially detract from the value of or materially impair the existing use of the property affected by such Lien, Encumbrance or imperfection.

“Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority.

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“Registration Rights Agreement” means the Registration Rights Agreement, dated as of March 13, 2013, by and among the Company and certain shareholders of the Company.

“Representatives” means, with respect to any Person, its officers, directors, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants, other advisors, Affiliates and other representatives.

“Solvent” when used with respect to any Person, means that, as of any date of determination, (i) the amount of the “fair saleable value” of the assets of such Person will, as of such date, exceed (x) the value of all “liabilities of such Person, including a reasonable estimate of contingent and other liabilities,” as of such date, as such terms are generally determined in accordance with applicable Law governing determinations of the insolvency of debtors, and (y) the amount that will be required to pay the probable liabilities of such Person with respect to its existing debts (including contingent and other liabilities) as such debts become absolute and mature, (ii) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date, and (iii) such Person will be able to pay its liabilities, as of such date, including contingent and other liabilities, as they mature. For purposes of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, as of such date, including a reasonable estimate of contingent and other liabilities” means that such Person will be able to generate enough cash to meet its obligations as they become due.

“Statutory Merger Agreement” means the Statutory Merger Agreement in the form attached hereto as Exhibit A to be executed and delivered by the Company and Merger Sub contemplated by the terms hereof.

“Subsidiary” when used with respect to any party, means any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by such party or one or more Subsidiaries of such party or by such party and one or more Subsidiaries of such party.

“Transactions” means, collectively, the transactions contemplated by this Agreement, including the Merger, but not including any Related Transaction.

(b) The following terms are defined on the page of this Agreement set forth after such term below:

Terms Not Defined in Section 8.12(a)	Section

Acceptable Confidentiality Agreement	Section 5.02(f)
Adverse Recommendation Change	Section 5.02(d)
Agreement	Preamble
AmTrust	Recitals
Bankruptcy and Equity Exception	Section 3.03(a)

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Bermuda Companies Act	Section 1.01
BMA	Section 5.04(a)
Bonus Accrued Amount	Section 3.10(i)
Book-Entry Shares	Section 2.01(c)
Burdensome Condition	Section 5.04(a)
Capitalization Date	Section 3.02(a)
Certificate	Section 2.01(c)
Certificate of Merger	Section 1.02
Closing	Section 1.06
Closing Date	Section 1.06
Code	Section 2.02(f)
Company	Preamble
Company Acquisition Agreement	Section 5.02(d)
Company Board Recommendation	Section 3.03(a)
Company Disclosure Schedule	Article III
Company Employee	Section 5.10(a)
Company Financial Advisors	Section 3.22
Company Insurance Approvals	Section 3.04
Company Insurance Subsidiary	Section 3.17
Company Option	Section 2.03(a)
Company Reinsurance Contracts	Section 3.20(a)
Company RSU	Section 2.03(b)
Company SEC Documents	Section 3.05(a)
Company Securities	Section 3.02(b)
Company Shareholder Approval	Section 3.03(d)
Company Shareholders Meeting	Section 5.03(a)
Company Shares	Section 2.01
Company Statutory Statements	Section 3.18(a)
Company Termination Fee	Section 7.03(a)
Confidentiality Agreement	Section 5.07
Contract	Section 3.03(c)
Convertible Notes	Section 5.14
Convertible Notes Indenture	Section 5.14
Effective Time	Section 1.02
Exchange Act	Section 3.02(c)
Exchange Fund	Section 2.02(a)
Filed SEC Documents	Article III
Guarantee	Recitals
Guarantor	Recitals
Indebtedness	Section 5.01(a)(ii)
Indemnitee	Section 5.08(a)
Indemnitees	Section 5.08(a)
Insurance Reserves	Section 3.21
Intervening Event	Section 5.02(d)
Investment Assets	Section 3.12
Investment Guidelines	Section 3.12

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Laws	Section 3.08
Material Contract	Section 3.16(a)
Maximum Premium	Section 5.08(c)
Merger	Recitals
Merger Application	Section 1.02
Merger Consideration	Section 2.01(c)
Merger Sub	Preamble
Merger Sub Shares	Section 2.01
Merger	Recitals
NGHC	Recitals
Parent	Preamble
Parent Expenses	Section 7.03(c)
Parent Insurance Approvals	Section 4.03
Paying Agent	Section 2.02(a)
Permits	Section 3.08
Permitted Transfer of Value	Section 5.04(a)
Proxy Statement	Section 3.04
Quota Share Reinsurance Agreements	Recitals
Registrar	Section 1.02
Related Business Acquisitions	Recitals
Related Transactions	Recitals
Restraints	Section 6.01(c)
SEC	Section 3.04
Securities Act	Section 3.02(e)
Severance Accrued Amount	Section 3.10(i)
Specified Period	Section 7.01(c)(vi)
Superior Proposal	Section 5.02(h)
Surviving Company	Section 1.01
Surviving Company Shares	Section 2.01(a)
Takeover Law	Section 3.14
Takeover Proposal	Section 5.02(g)
Tax	Section 3.09(i)
Tax Returns	Section 3.09(i)
Terminating Plans	Section 5.10(d)
TGI	Section 5.14
Transfer Taxes	Section 5.05
Walk-Away Date	Section 7.01(b)(i)

SECTION 8.13. Fees and Expenses. Whether or not either Merger is consummated, all fees and expenses incurred in connection with the Merger, this Agreement and the other Transactions shall be paid by the party incurring or required to incur such fees or expenses, except as otherwise set forth in this Agreement.

SECTION 8.14. Interpretation. (a) When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table

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of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms “or”, “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent in compliance with this Agreement and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to the lawful money of the United States. References to a Person are also to its permitted assigns and successors. This Agreement shall not be interpreted or construed to require any Person to take any action, or fail to take any action, if to do so would violate any applicable Laws. Notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item in the Company Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had, or would be reasonably likely to have, a Material Adverse Effect.

(b) The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

TOWER GROUP INTERNATIONAL, LTD.,

By:	/s/ Michael H. Lee
Name:	Michael H. Lee
Title:	Chairman, President and Chief Executive Officer

ACP RE, LTD.

By:	/s/ Michael Karfunkel
Name:	Michael Karfunkel
Title:	Chairman

LONDON ACQUISITION COMPANY LIMITED

By:	/s/ Michael Weiner
Name:	Michael Weiner
Title:	Director

[Signature Page to Agreement and Plan of Merger]

Annex A2

EXECUTION VERSION

AMENDMENT NO. 1 TO

AGREEMENT AND PLAN OF MERGER

This Amendment No. 1 to the Agreement and Plan of Merger (this “Amendment”) is made and entered into as of May 8, 2014, by and among Tower Group International, Ltd., a Bermuda exempted company (the “Company”), ACP Re Ltd., a Bermuda exempted company (“Parent”), and London Acquisition Company Limited, a Bermuda exempted company and a wholly owned subsidiary of Parent (“Merger Sub”). Company, Parent and Merger Sub are referred to individually herein as a “Party” and collectively herein as the “Parties.” Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

RECITALS

WHEREAS, the Parties entered into an Agreement and Plan of Merger, dated as of January 3, 2014 (the “Agreement”);

WHEREAS, in accordance with Section 8.02 of the Agreement, the Parties wish to amend the Agreement as set forth herein; and

WHEREAS, the respective Boards of Directors of the Parties to the Agreement have approved this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

Section 1. Amendment to Section 2.01(c). Section 2.01(c) of the Agreement is hereby amended by replacing the reference to “$3.00” therein with “$2.50”.

Section 2. Amendment to Article III. Clause (B) of the first sentence of Article III of the Agreement is hereby amended by deleting the current text of that clause (B) in its entirety and replacing it with the language set forth below:

“(B) disclosed in any report, schedule, form, statement or other document filed with, or furnished to, the SEC and publicly available prior to the Business Day immediately prior to the date of Amendment No. 1 to the Agreement, dated as of May 8, 2014, among the parties hereto (the “Amendment”) (the “Filed SEC Documents”), excluding any disclosures set forth in any section of a Filed SEC Document entitled “risk factors” or “forward-looking statements” to the extent they are cautionary, predictive or forward-looking in nature.”

Section 3. Amendment to Section 3.23. Section 3.23 of the Agreement is hereby amended by deleting the current text of the Section in its entirety and replacing it with the language set forth below:

“(a) The Board of Directors of the Company has received the opinions of J.P. Morgan and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the “Company Financial Advisors”), to the effect that, as of the date of this Agreement and subject to the limitations, qualifications and assumptions set forth therein, the Merger Consideration (as defined in this Agreement without giving effect to the Amendment) to be paid to the Registered Shareholders (other than Parent and its Affiliates and other than Dissenting Shareholders) upon consummation of the Merger is fair from a financial point of view to such Registered Shareholders. It is agreed and understood that such opinion is for the benefit of the Board of Directors of the Company and may not be relied on by Parent or Merger Sub.

(b) The Board of Directors of the Company has received the opinions of the Company Financial Advisors, to the effect that, as of the date of the Amendment and subject to the limitations, qualifications and assumptions set forth therein, the Merger Consideration to be paid to the Registered Shareholders (other than Parent and its Affiliates and other than Dissenting Shareholders) upon consummation of the Merger is fair from a financial point of view to such Registered Shareholders. It is agreed and understood that such opinion is for the benefit of the Board of Directors of the Company and may not be relied on by Parent or Merger Sub.”

Section 4. Amendment to Section 6.02(e). Section 6.02(e) of the Agreement is hereby amended by deleting the current text of the Section in its entirety and replacing it with the language set forth below:

“(e) [Intentionally Omitted].”

Section 5. Amendment to Section 6.02(f)(iv). Section 6.02(f)(iv) of the Agreement is hereby amended by adding the language set forth below as provisos at the end of clause (iv):

“provided, however, that the foregoing will not constitute an Insolvency Event so long as the Company and its Subsidiaries, considered as a whole, together have an amount of capital that, in the aggregate, is sufficiently great such that it could be reallocated, in a manner consistent with applicable Laws, and without the addition of new capital from any third party, so as to result in the Total Adjusted Capital of each U.S.-domiciled Company Insurance Subsidiary not being less than its Company Action Level risk-based capital, in each case determined as set forth above in this clause (iv); and provided further, however, that the situation described in the immediately preceding proviso will not cause any event described in clauses (i) through (iii) above not to be an Insolvency Event.”

Section 6. Amendment to Section 7.01(b)(i). Section 7.01(b)(i) of the Agreement is hereby amended by replacing the reference to “September 30, 2014” therein with “November 15, 2014”.

Section 7. Amendment to Section 7.01(c)(iv). Section 7.01(c)(iv) of the Agreement is hereby amended by replacing the reference to “August 15, 2014” therein with “November 15, 2014”.

Section 8. Amendment to Section 7.03(a). Section 7.03(a) of the Agreement is hereby amended by replacing the reference to “$8,180,000” therein with “$6,805,055”.

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Section 9. Amendments to Section 8.12(a).

(a) Section 8.12(a) of the Agreement is hereby amended by inserting the language set forth below in appropriate alphabetical order:

“Managing General Agent Agreement” means the Managing General Agent Agreement, dated as of April 1, 2014, by and between AmTrust North America, Inc. and Tower Risk Management Corp.”

(b) Section 8.12(a) of the Agreement is hereby amended by deleting clause (ix) in the first proviso in the definition of “Material Adverse Effect” in its entirety and replacing it with the language set forth below:

“(ix) any action required to be taken by the Company, or that the Company is required to cause one of its Subsidiaries to take, pursuant to, or any failure of the Company or any of its Subsidiaries to take an action prohibited by, the terms of this Agreement, the Quota Share Reinsurance Agreements or the Managing General Agent Agreement,”

(c) Section 8.12(a) of the Agreement is hereby amended by adding the language set forth below as new clauses (xii) and (xiii) in the first proviso in the definition of “Material Adverse Effect”:

“(xii) any continued adverse results of the Company’s operations or deterioration of the Company’s financial condition resulting from (A) losses and loss adjustment expenses incurred under new, renewal or in-force insurance and reinsurance related policies, insurance and reinsurance related contracts, and insurance and reinsurance related binders, (B) the operating expenses, including acquisition expenses, associated with maintaining the agency relationships, the employees and the facilities of the Company and its Subsidiaries to operate their respective businesses through the Closing in the Ordinary Course of Business, in accordance with the terms of this Agreement, the Quota Share Reinsurance Agreements, the Managing General Agent Agreement and any other agreement entered into by the parties hereto in connection herewith or therewith and (C) the failure of loss reserves of the Company and its Subsidiaries, including reserves for losses incurred but not reported, to be sufficient to cover losses for which they are established; or (xiii) any facts or circumstances disclosed in any of the Filed SEC Documents (excluding any such disclosures set forth in any section of a Filed SEC Document entitled “risk factors” or “forward-looking statements” to the extent they are cautionary, predictive or forward-looking in nature)”

Section 10. Amendment to Section 8.12(b). Section 8.12(b) of the Agreement is hereby amended by deleting the index of defined terms in its entirety and replacing it with the index set forth below:

“Terms Not Defined in Section 8.12(a)	Section
Acceptable Confidentiality Agreement	Section 5.02(f)
Adverse Recommendation Change	Section 5.02(d)
Agreement	Preamble
Amendment	Article III

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AmTrust	Recitals
Bankruptcy and Equity Exception	Section 3.03(a)
Bermuda Companies Act	Section 1.01
BMA	Section 5.04(a)
Bonus Accrued Amount	Section 3.10(i)
Book-Entry Shares	Section 2.01(c)
Burdensome Condition	Section 5.04(a)
Capitalization Date	Section 3.02(a)
Certificate	Section 2.01(c)
Certificate of Merger	Section 1.02
Closing	Section 1.06
Closing Date	Section 1.06
Code	Section 2.02(f)
Company	Preamble
Company Acquisition Agreement	Section 5.02(d)
Company Actuarial Analyses	Section 3.22
Company Board Recommendation	Section 3.03(a)
Company Disclosure Schedule	Article III
Company Employee	Section 5.10(a)
Company Financial Advisors	Section 3.23(a)
Company Insurance Approvals	Section 3.04
Company Insurance Subsidiary	Section 3.17
Company Option	Section 2.03(a)
Company Reinsurance Contracts	Section 3.20(a)
Company RSU	Section 2.03(b)
Company SEC Documents	Section 3.05(a)
Company Securities	Section 3.02(b)
Company Shareholder Approval	Section 3.03(d)
Company Shareholders Meeting	Section 5.03(a)
Company Shares	Section 2.01
Company Statutory Statements	Section 3.18(a)
Company Termination Fee	Section 7.03(a)
Confidentiality Agreement	Section 5.07
Contract	Section 3.03(c)
Convertible Notes	Section 5.14
Convertible Notes Indenture	Section 5.14
Effective Time	Section 1.02
Exchange Act	Section 3.02(c)
Exchange Fund	Section 2.02(a)
Filed SEC Documents	Article III
Guarantee	Recitals
Guarantor	Recitals
Indebtedness	Section 5.01(a)(ii)
Indemnitee	Section 5.08(a)
Indemnitees	Section 5.08(a)
Insurance Reserves	Section 3.21

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Intervening Event	Section 5.02(d)
Investment Assets	Section 3.12
Investment Guidelines	Section 3.12
Laws	Section 3.08
Material Contract	Section 3.16(a)
Maximum Premium	Section 5.08(c)
Merger	Recitals
Merger Application	Section 1.02
Merger Consideration	Section 2.01(c)
Merger Sub	Preamble
Merger Sub Shares	Section 2.01
Merger	Recitals
NGHC	Recitals
Parent	Preamble
Parent Expenses	Section 7.03(c)
Parent Insurance Approvals	Section 4.03
Paying Agent	Section 2.02(a)
Permits	Section 3.08
Permitted Transfer of Value	Section 5.04(a)
Proxy Statement	Section 3.04
Quota Share Reinsurance Agreements	Recitals
Registrar	Section 1.02
Related Business Acquisitions	Recitals
Related Transactions	Recitals
Restraints	Section 6.01(c)
SEC	Section 3.04
Securities Act	Section 3.02(e)
Severance Accrued Amount	Section 3.10(i)
Specified Period	Section 7.01(c)(vi)
Superior Proposal	Section 5.02(h)
Surviving Company	Section 1.01
Surviving Company Shares	Section 2.01(a)
Takeover Law	Section 3.14
Takeover Proposal	Section 5.02(g)
Tax	Section 3.09(i)
Tax Returns	Section 3.09(i)
Terminating Plans	Section 5.10(d)
TGI	Section 5.14
Transfer Taxes	Section 5.05
Walk-Away Date	Section 7.01(b)(i)”

Section 11. Agreement. The term “Agreement” as used in the Agreement, including the terms “hereof,” “hereunder,” “herein,” “hereby” and similar terms, and any reference to the Agreement in any other agreements, instruments and documents executed and delivered in connection therewith (including those executed and delivered in connection with the Related Transactions), shall mean the Agreement as amended by this Amendment, except where the

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context otherwise specifically requires, such as in reference to “the date of this Agreement” which shall continue to refer to January 3, 2014. The provisions set forth in this Amendment shall be deemed to be and shall be construed as part of the Agreement to the same extent as if fully set forth verbatim therein. In the event of any variation or inconsistency between any provision contained in this Amendment and any provision contained in the Agreement, the provision contained in this Amendment shall govern.

Section 12. Continuing Effect of Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any Party hereto that would require an amendment, waiver or consent of such Party except as expressly stated herein.

Section 13. Assignment. Neither this Amendment nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the Parties hereto without the prior written consent of the other Parties hereto. No assignment by any Party shall relieve such Party of any of its obligations hereunder. Subject to the immediately preceding two sentences, this Amendment shall be binding upon, inure to the benefit of, and be enforceable by, the Parties hereto and their respective successors and permitted assigns. Any purposed assignment not permitted under this Section 13 shall be null and void.

Section 14. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of laws principles, except to the extent the provisions of the laws of Bermuda are mandatorily applicable to the Merger.

Section 15. Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile or electronic mail in PDF form), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties hereto and delivered to the other Parties hereto.

Section 16. Captions. The captions contained in this Amendment are for convenience of reference only, shall not be given meaning and do not form part of this Amendment.

[signature page follows]

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

TOWER GROUP INTERNATIONAL, LTD.

By:
Name:	William W. Fox, Jr.
Title:	President and CEO

ACP RE LTD.

By:
Name:	Michael Karfunkel
Title:	Chairman

LONDON ACQUISITION COMPANY LIMITED

By:
Name:	Jeffrey Weissmann
Title:	Vice President

[Signature Page to Amendment No. 1 to Agreement and Plan of Merger]

Annex B

EXECUTION VERSION

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT, dated as of January 3, 2014 (this “Agreement”), between ACP Re, Ltd., a Bermuda exempted company, (“Parent”), and Mr. Michael H. Lee (“Shareholder”), solely in Shareholder’s capacity as an owner of common shares, par value $0.01 per share (“Company Shares”), of Tower Group International, Ltd., a Bermuda exempted company (the “Company”), and not in any other capacity.

WHEREAS, on January 3, 2014, Parent, the Company and London Acquisition Company Limited, a Bermuda exempted company and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement); and

WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement, Parent and Merger Sub have required that Shareholder enter into this Agreement, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, Shareholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration for the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Agreement to Vote. Subject to Section 6, at every meeting of the shareholders of the Company, and at every postponement or adjournment thereof, Shareholder irrevocably agrees to appear at such meeting and vote (in person or by proxy) all Voting Shares (as hereinafter defined) entitled to be voted thereat or to cause all Voting Shares to be voted: (i) in favor of the adoption of the Merger Agreement; (ii) against any Takeover Proposal; (iii) against any action, agreement or transaction (other than the Merger Agreement or the transactions contemplated thereby) or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations under the Merger Agreement not being fulfilled; (iv) against any proposal made in opposition to or in competition with the Merger or the transactions contemplated by the Merger Agreement; (v) in favor of any adjournment or postponement of the Company Shareholders Meeting with respect to the Merger Agreement and the Merger if there are not sufficient votes for the approval of the Merger Agreement; and (vi) in favor of any other matter necessary to the consummation of the transactions contemplated by the Merger Agreement and voted upon by the shareholders of the Company. Shareholder acknowledges receipt and review of a copy of the Merger Agreement.

2. Grant of Proxy. In furtherance of the agreements contained in Section 1 of this Agreement and as security for such agreements, Shareholder hereby irrevocably appoints Parent, the executive officers of Parent, and each of them individually, as the sole and exclusive attorneys-in-fact and proxies of Shareholder, for and in the name, place and stead of Shareholder, with full power of substitution and resubstitution, to vote, grant a consent or approval in respect of, or execute and deliver a proxy to vote all Voting Shares: (i) in favor of the adoption of the

Merger Agreement; (ii) against any Takeover Proposal; (iii) against any action, agreement or transaction (other than the Merger Agreement or the transactions contemplated thereby) or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations under the Merger Agreement not being fulfilled; (iv) against any proposal made in opposition to or in competition with the Merger or the transactions contemplated by the Merger Agreement; (v) in favor of any adjournment or postponement of the Company Shareholders Meeting with respect to the Merger Agreement and the Merger if there are not sufficient votes for the approval of the Merger Agreement; and (vi) in favor of any other matter necessary to the consummation of the transactions contemplated by the Merger Agreement and voted upon by the shareholders of the Company. THIS PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST.

3. Representations and Warranties of Shareholder. Parent acknowledges that neither Shareholder nor any person on behalf of Shareholder makes any representation or warranty, whether express or implied, of any kind or character, except as expressly set forth in this Agreement. Shareholder represents and warrants, as of the date hereof, that:

(a) (i) Shareholder is the beneficial owner of, and has the sole power to vote, 6,969,479 Company Shares (which, together with any shares of Company Shares over which Shareholder acquires record ownership or beneficial ownership on or after the date of this Agreement, are referred to as the “Voting Shares”); (ii) the most recent report filed by or on behalf of Shareholder with the Securities and Exchange Commission pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, is accurate in all material respects; and (iii) no proxies, if heretofore given in respect of any or all of the Voting Shares, are irrevocable, and any such proxies have heretofore been revoked;

(b) (i) Shareholder has the full legal right and authority to enter into this Agreement and to consummate the transactions contemplated hereby and (ii) this Agreement has been duly and validly executed and delivered by Shareholder and, assuming due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally and general principles of equity, including good faith and fair dealing, regardless of whether in a proceeding at equity or at law); and

(c) (i) no filing with, and no permit, authorization, consent or approval of, any state, federal or foreign governmental authority is necessary on the part of Shareholder for the execution and delivery of this Agreement by Shareholder and, except as contemplated by the Merger Agreement, the consummation by Shareholder of the transactions contemplated hereby and (ii) neither the execution and delivery of this Agreement by Shareholder nor the consummation by Shareholder of the transactions contemplated hereby nor compliance by Shareholder with any of the provisions hereof shall (x) result in the creation of a lien on any of the Voting Shares or (y) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Shareholder or any of the Voting Shares, except in the case of (x) or (y) for liens, violations, breaches or defaults that would not in the aggregate materially impair the ability of Shareholder to perform Shareholder’s obligations hereunder.

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4. Representations and Warranties of Parent. Shareholder acknowledges that neither Parent nor any person on behalf of Parent makes any representation or warranty, whether express or implied, of any kind or character, except as expressly set forth in this Agreement. Parent represents and warrants, as of the date hereof, that:

(a) (i) Parent is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; (ii) the execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent; and (iii) this Agreement has been duly and validly executed and delivered by Parent and, assuming due authorization, execution and delivery by Shareholder, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally and general principles of equity, including good faith and fair dealing, regardless of whether in a proceeding at equity or at law); and

(b) (i) no filing with, and no permit, authorization, consent or approval of, any state, federal or foreign governmental authority is necessary on the part of Parent for the execution and delivery of this Agreement by Parent and, except as contemplated by the Merger Agreement, the consummation by Parent of the transactions contemplated hereby and (ii) neither the execution and delivery of this Agreement by Parent nor the consummation by Parent of the transactions contemplated hereby nor compliance by Parent with any of the provisions hereof shall (x) result in the creation of a lien on any of its assets, (y) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or any of its assets, or (z) contravene, conflict with, or result in any violation or breach of any provision of its certificate of incorporation or bylaws, except in the case of (x) or (y) for liens, violations, breaches or defaults that would not in the aggregate materially impair the ability of Parent to perform Parent ‘s obligations hereunder.

5. Remedies. Each party acknowledges and agrees that each party hereto will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each party hereto shall be entitled to an injunction to prevent breaches of this Agreement, and to specific enforcement of this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction without any requirement to post a bond. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6. Termination. Notwithstanding any other provision of this Agreement or any other agreement, this Agreement and all rights and obligations of the parties under this Agreement shall terminate and cease to have any force or effect, without any further action by any party, upon the earliest of (i) the termination of the Merger Agreement in accordance with its terms and (ii) the Effective Time (such earliest occurrence, the “Expiration Time”), except for the provisions of Section 10, which shall survive the Expiration Time. Nothing in this Section 6 shall relieve any party of liability for any knowing and deliberate breach of this Agreement.

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7. Transfer of Shares. Except as contemplated by the Merger Agreement, Shareholder agrees that it shall not, directly or indirectly, on or after the date hereof: (i) sell, assign, transfer (including by operation of law), pledge, dispose of or otherwise encumber any of the Voting Shares or otherwise agree to do any of the foregoing (each, a “Transfer”); (ii) deposit any Voting Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement; (iii) enter into any contract, option or other arrangement or undertaking with respect to the Transfer of any Voting Shares; or (iv) knowingly take any action that would make any representation or warranty of Shareholder herein untrue or incorrect in any material respect or have the effect of preventing or disabling Shareholder from performing Shareholder’s obligations hereunder. Notwithstanding the foregoing, Shareholder may Transfer any or all of the Voting Shares to any person who shall have executed and delivered to Parent a joinder to this Agreement pursuant to which such person shall be bound by all of the terms and provisions of this Agreement.

8. Agreement Solely as Shareholder. Notwithstanding anything in this Agreement to the contrary, Shareholder is not entering into this Agreement or making any agreement herein in any capacity other than as record holder or beneficial owner of the Voting Shares, and nothing herein shall be construed to limit or affect any action or inaction by Shareholder, in Shareholder’s capacity as a director, officer or fiduciary of the Company (or a Company Subsidiary), and any such action or inaction shall not be deemed to be a breach of this Agreement.

9. Non-Solicitation. Shareholder shall not, directly or indirectly, (A) solicit, initiate or knowingly facilitate or encourage (including by way of furnishing non-public information) the submission of any inquiries regarding, or the making of any proposal, request or offer that constitutes, or would reasonably be expected to lead to, a Takeover Proposal, (B) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other Person any information or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to any Person, in connection with, or for the purpose of, encouraging or facilitating a Takeover Proposal or (C) enter into any letter of intent, agreement or agreement in principle with respect to a Takeover Proposal, in each case except in his capacity as an officer of the Company to the extent that at such time the Company is permitted to take such action pursuant to Section 5.02 of the Merger Agreement.

10. Miscellaneous.

(a) Notices. Any notice, request, instruction or other communication provided to a party pursuant to this Agreement shall be in writing and delivered by hand or overnight courier service or by facsimile, if to Parent, to the address or facsimile number set forth in the Merger Agreement, or if to Shareholder, to the address or facsimile number set forth below Shareholder’s name on the signature page hereto, or to such other persons, addresses or facsimile numbers as may be designated in writing by the party entitled to receive such communication as provided above. Each such communication will be effective (i) if delivered by hand or overnight courier service, when such delivery is made at the address specified on the signature page hereto, or (ii) if delivered by facsimile, when such facsimile is transmitted to the facsimile number specified on the signature page hereto and appropriate confirmation is received.

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(b) Assignment. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto, in whole or part (whether by operation of law or otherwise), without the prior written consent of the other party hereto and any attempt to do so shall be null and void; provided, that Shareholder may assign it rights and obligations hereunder, other than its obligations under Section 8, in connection with any Transfer of Voting Shares that complies with the terms of Section 7.

(c) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(d) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State, except to the extent the provisions of the laws of Bermuda are mandatorily applicable to the Merger. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York and any Federal appellate court therefrom (or, if United States federal jurisdiction is unavailable over a particular matter, the Supreme Court of the State of New York, New York County), in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action except in such court, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so any objection which it may now or hereafter have to venue of any such action or proceeding in such court, and (iv) waives, to the fullest extent permitted by law, the defense of any inconvenient forum to the maintenance of such action or proceeding in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties to this Agreement irrevocably consents to service of process in any such action or proceeding in the manner provided for notices in Section 10(a) of this Agreement; provided, however, that nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e) Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE MERGER, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(e).

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(f) Counterparts; Facsimile. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile or electronic mail in .PDF form and such facsimiles or .PDFs will be deemed as sufficient as if actual signature pages had been delivered.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(i) Severability. If any provision of this Agreement or the application thereof to any person (including, the officers and directors of the Company) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

(j) Entire Agreement. This Agreement and the agreements referred to herein constitute the full and entire understanding and agreement between the parties and supersedes all prior written or oral agreements and understandings between the parties with respect to the subject matter hereof.

[signature page follows]

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IN WITNESS WHEREOF, Parent and Shareholder have caused this Agreement to be executed as of the date first written above.

ACP RE, LTD.

By:	/s/ Michael Weiner
Name: Michael Weiner
Title: CFO

MICHAEL H. LEE

/s/ Michael H. Lee

120 Broadway
31st Floor
New York, NY 10271

Fax: (646) 607-9455

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Annex C

May 8, 2014

The Board of Directors

Tower Group International, Ltd.

Crown House, 3rd Floor

4 Par-la-Ville Road

Hamilton, HM 08, Bermuda

Members of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.01 per share (the “Company Common Stock”), of Tower Group International, Ltd. (the “Company”) of the consideration to be paid to such holders in the proposed merger (the “Transaction”) of the Company with a wholly-owned subsidiary of ACP Re, Ltd. (the “Acquiror”). Pursuant to the Agreement and Plan of Merger, dated as of January 3, 2014 (the “Agreement”) as proposed to be amended by Amendment No. 1 to the Agreement (as so amended, the “Amended Agreement”), among the Company, the Acquiror and a subsidiary of the Acquiror, the Company will become a wholly-owned subsidiary of the Acquiror, and each outstanding share of Company Common Stock, other than shares of Company Common Stock held in treasury or owned by the Acquiror and its subsidiaries and Dissenting Shares (as defined in the Amended Agreement), will be converted into the right to receive $2.50 per share in cash (the “Consideration”).

In connection with preparing our opinion, we have (i) reviewed the Agreement and a draft dated May 8, 2014 of Amendment No. 1 to the Agreement; (ii) reviewed the Proxy Statement of the Company with respect to the merger as contemplated by the Agreement; (iii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iv) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (v) compared the financial and operating performance of the Company with publicly available information concerning certain other companies in the same or similar industries and reviewed the current and historical market prices of the Company Common Stock and certain publicly traded securities of such other companies; (vi) reviewed certain internal financial analyses and forecasts prepared by or at the direction of the management of the Company relating to its business; and (vii) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

In addition, we have held discussions with certain members of the management of the Company and the Acquiror with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company and the Acquiror or otherwise reviewed by or for us, and we have not independently verified (nor have we assumed responsibility or liability for independently verifying) any such information or its accuracy or completeness. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company or the Acquiror under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Amended Agreement will be consummated as described in the Amended Agreement, and that the definitive Amended Agreement will not differ in any material respects from the draft thereof furnished to us. We have also assumed that the representations and warranties made by the Company and the Acquiror in the Amended Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We express no view or opinion as to any terms or other aspects of the quota share reinsurance agreements previously entered into by the Company and each of AmTrust Financial Services, Inc. (“AmTrust”) and National General Holdings Corporation, as more fully described in the Amended Agreement. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the contemplated benefits of the Transaction.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid to the holders of the Company Common Stock in the proposed Transaction and we express no opinion as to the fairness of any consideration paid in connection with the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Consideration to be paid to the holders of the Company Common Stock in the Transaction or with respect to the fairness of any such compensation.

We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Company and with an affiliate of the Acquiror, AmTrust, for which we and such affiliates have received customary compensation. Such services during such period have included acting as (i) joint bookrunner on AmTrust’s offering of debt securities in August 2013, (ii) joint bookrunner on AmTrust’s offering of preferred stock in June 2013, (iii) lead left arranger on AmTrust’s credit facility in August 2012 and (iv) joint lead arranger on a revolving credit facility for a subsidiary of the Company in February 2012 and an amendment to the facility in November 2012. In addition, our commercial banking affiliate provides certain treasury and cash management services to the Company and AmTrust and is an agent bank and a lender under an outstanding credit facility of AmTrust, for which it receives customary compensation or other financial benefits. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities of the Company or AmTrust for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be paid to the holders of the Company Common Stock in the proposed Transaction is fair, from a financial point of view, to such holders.

The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,

J.P. MORGAN SECURITIES LLC

Annex D

Merrill Lynch, Pierce, Fenner & Smith Incorporated

May 8, 2014

The Board of Directors

Tower Group International, Ltd.

Bermuda Commercial Bank Building, 2nd Floor

19 Par-la-Ville Road

Hamilton, HM 11

Bermuda

Members of the Board of Directors:

We understand that Tower Group International, Ltd. (“Tower”) proposes to enter into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger dated January 3, 2014 (the “Original Merger Agreement” and, as amended by the Amendment, the “Agreement”) among Tower, ACP Re, Ltd. (“Buyer”), a 99.99%-owned subsidiary of The Michael Karfunkel 2005 Grantor Retained Annuity Trust (the “Trust”), and London Acquisition Company Limited, a wholly owned subsidiary of Buyer (“Merger Sub”). Pursuant to the Agreement, among other things, Merger Sub will merge with and into Tower (the “Merger”) and each outstanding share of the common stock, par value $0.01 per share, of Tower (“Tower Common Stock”), other than the Dissenting Shares (as defined in the Agreement), will be automatically canceled and converted into the right to receive $2.50 in cash, without interest (the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to the holders of Tower Common Stock (other than Buyer and Buyer’s affiliates) of the Consideration to be received by such holders in the Merger.

In connection with this opinion, we have, among other things:

(1)	reviewed certain publicly available business and financial information relating to Tower, including, without limitation, Tower’s Annual Report on Form 10-K filed on May 2, 2014;

(2)	reviewed certain internal financial and operating information with respect to the business, operations and prospects of Tower furnished to or discussed with us by the management of Tower, including certain financial forecasts relating to Tower prepared by or at the direction of and approved by the management of Tower (such forecasts, “Tower Forecasts”);

(3)	discussed the past and current business, operations, financial condition and prospects of Tower, including, without limitation, the risks associated with not completing a transaction from a regulatory perspective with members of senior management of Tower;

(4)	reviewed the trading history for Tower Common Stock and a comparison of that trading history with the trading histories of other companies we deemed relevant;

Merrill Lynch, Pierce, Fenner & Smith Incorporated member FINRA/SIPC, is a subsidiary of Bank of America Corporation

Merrill Lynch, Pierce, Fenner and Smith Incorporated

One Bryant Park, New York, NY 10036

The Board of Directors

Tower Group International, Ltd.

(5)	compared certain financial and stock market information of Tower with similar information of other companies we deemed relevant;

(6)	compared certain financial terms of the Merger to financial terms, to the extent publicly available, of other transactions we deemed relevant;

(7)	considered the fact that Tower publicly announced that it would explore its strategic alternatives and the results of the efforts of JP Morgan Securities LLC on behalf of Tower to solicit, at the direction of Tower, indications of interest and definitive proposals from third parties with respect to a possible acquisition of Tower, as well as the fact that Tower advised us that, since the public announcement on January 6, 2014 of the transactions contemplated by the Original Merger Agreement, no credible indications of interest or definitive proposals have been made by any third party with respect to such acquisition;

(8)	reviewed (x) a draft, dated May 8, 2014, of the Amendment and (y) the Original Merger Agreement and the Guaranty, dated January 3, 2014 between the Trust and Tower; and

(9)	performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the management of Tower that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Tower Forecasts, we have been advised by Tower, and have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Tower as to the future financial performance of Tower. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Tower, nor have we made any physical inspection of the properties or assets of Tower. We have not evaluated the solvency or fair value of Tower or Buyer under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not experts in the evaluation of reserves for property and casualty insurance losses and loss adjustment expenses and we have not made an independent evaluation of the adequacy of the reserves of Tower. In that regard, we have made no analysis of, and express no opinion as to, the adequacy of the losses and loss adjustment expense reserves for Tower. We have assumed, at the direction of Tower, that the Merger will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on Tower or the contemplated benefits of the Merger. We also have assumed, at the direction of Tower, that the final executed Amendment will not differ in any material respect from the draft Amendment reviewed by us.

The Board of Directors

Tower Group International, Ltd.

We express no view or opinion as to any terms or other aspects of the Merger (other than the Consideration to the extent expressly specified herein) or any other related transaction, including, without limitation, the form or structure of the Merger, the Quota Share Reinsurance Agreements entered into between Tower’s insurance subsidiaries, on the one hand, and each of AmTrust Financial Services, Inc. and National General Holdings Corp., on the other hand (the “Quota Share Agreements”), the Managing General Agent Agreement, dated as of April 1, 2014, by and between AmTrust North America, Inc. and Tower Risk Management Corp. (the “Managing General Agent Agreement”) or any other agreements related to the sale of Tower. We have assumed that none of the ancillary documents related to the transaction, including without limitation, the Quota Share Agreements and the Managing General Agent Agreement, will adversely affect Tower’s rights, benefits and obligations under the Agreement. As you are aware, we were not requested to, and we did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of Tower. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be received by the holders of Tower Common Stock (other than Buyer and Buyer’s affiliates) and no opinion or view is expressed with respect to any consideration received in connection with the Merger by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the Consideration. Furthermore, no opinion or view is expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to Tower or in which Tower might engage or as to the underlying business decision of Tower to proceed with or effect the Merger, including without limitation Tower’s decision to agree to reduce the consideration payable to holders of Tower Common Stock by entering into the Amendment. In addition, we express no opinion or recommendation as to how any shareholder should vote or act in connection with the Merger or any related matter.

We have acted as financial advisor to the Board of Directors of Tower in connection with the Merger and will receive a fee for our services, a portion of which is payable upon the rendering of this opinion and a significant portion of which is contingent upon consummation of the Merger. In addition, Tower has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Tower, Buyer and certain of their respective affiliates.

We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Tower and have received, or in the future may receive, compensation for the rendering of these services, including (i) having acted as financial advisor, including rendering of a fairness opinion in connection with the Original Merger Agreement, (ii) having acted as joint lead arranger and joint bookrunner for, and a lender under, certain credit facilities of Tower, (iii) having provided or providing certain derivatives trading services to Tower and (iv) having provided or providing certain treasury and trade management services and products to Tower.

The Board of Directors

Tower Group International, Ltd.

In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Buyer and certain of its affiliates and have received, or in the future may receive, compensation for the rendering of these services, including (i) having acted or acting as manager or underwriter for various debt (including convertible debt) offerings of certain of Buyer’s affiliates, (ii) having acted or acting as lender under certain term loans, letters of credit and credit and/or leasing facilities for certain of Buyer’s affiliates and (iii) having provided or providing certain treasury and trade management services and products to certain of Buyer’s affiliates.

It is understood that this letter is for the benefit and use of the Board of Directors of Tower (in its capacity as such) in connection with and for purposes of its evaluation of the Merger.

Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by our Americas Fairness Opinion Review Committee.

The Board of Directors

Tower Group International, Ltd.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Consideration to be received in the Merger by holders of Tower Common Stock is fair, from a financial point of view, to such holders.

Very truly yours,

MERRILL LYNCH, PIERCE, FENNER & SMITH

      INCORPORATED

Annex E

EXECUTION VERSION

GUARANTY

THIS GUARANTY (this “Guaranty”), dated as of January 3, 2014, and made by THE MICHAEL KARFUNKEL 2005 GRANTOR RETAINED ANNUITY TRUST (the “Guarantor”), in favor of TOWER GROUP INTERNATIONAL, LTD., a Bermuda exempted company (“Tower”).

WITNESSETH:

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and among Tower, ACP RE, LTD., a Bermuda exempted company (“Parent”) and London Acquisition Company Limited, a Bermuda exempted company and a wholly owned subsidiary of Parent (“Merger Sub”), Parent and Merger Sub have agreed to effect the Merger (as defined in the Merger Agreement) of Merger Sub with and into Tower on the terms and conditions set forth in the Merger Agreement;

WHEREAS, the Guarantor indirectly owns 99.99% of the outstanding capital stock of Parent; and

WHEREAS, to induce Tower to enter into the Merger Agreement, the Guarantor has agreed to execute and deliver this Guaranty.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Merger Agreement and used herein shall have the meanings given to them in the Merger Agreement.

(b) As used herein, “Obligations” shall mean the obligation of Parent to pay the Merger Consideration pursuant to the terms and conditions of the Merger Agreement and the expenses required to be paid by Parent and Merger Sub pursuant to Section 8.13 thereof.

(c) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and section references are to this Guaranty unless otherwise specified.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to Tower the punctual and complete payment by Parent in cash when due of the Obligations. This is a guaranty of payment and not merely of collection. The Guarantor acknowledges and agrees that it is guaranteeing the Obligations as a primary obligor and not merely as surety. In furtherance of the foregoing, the Guarantor acknowledges that its liability hereunder shall extend to the full amount of the Obligations, and that Tower may, in its sole discretion, bring and prosecute a separate action or actions against Guarantor to enforce this Guaranty for such amount, regardless of whether any action is brought against Parent or whether Parent is joined in any such action.

3. Guaranty Absolute and Unconditional.

(a) The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Parent upon this Guaranty or acceptance of this Guaranty, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in material reliance upon this Guaranty; and all dealings between Parent and the Guarantor, on the one hand, and Tower on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Parent or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment; provided that the Guarantor shall be entitled to assert any defense, set-off or counterclaim which may at any time be available to or be asserted by Parent under the Merger Agreement against Tower in respect of the non-payment of any Obligation with respect to which a demand shall be made hereunder. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns, and shall inure to the benefit of Tower, and its successors, endorsees, transferees and assigns, until the Obligations and the obligations of the Guarantor under this Guaranty shall have been satisfied by indefeasible payment in full in cash.

(b) The Guarantor hereby agrees that the Company may at any time and from time to time, without notice to or further consent of the Guarantor, make any agreement with Parent and Merger Sub for any modification of the terms of the Merger Agreement without in any way impairing or affecting the Guarantor’s obligations under this Guaranty (including the Obligations); provided, that nothing contained in this Guaranty is intended to modify or supersede the provisions of the Merger Agreement as between the Company and Parent. No failure on the part of any Person to exercise, and no delay in exercising, any right, remedy or power hereunder against the Guarantor or against Parent under the Merger Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy or power hereunder or thereunder preclude any other or future exercise of any right, remedy or power. The Guarantor agrees that the Obligations shall not be released or discharged, in whole or in part, or otherwise affected by (i) the existence of any claim, set-off or other right that the Guarantor may have at any time against any Person, whether in connection with the Obligations or otherwise; (ii) the addition, substitution or release of any Person now or hereafter liable with respect to the Obligations, to or from this Guaranty, the Merger Agreement or any related agreement or document; (iii) any change in the corporate existence, structure or ownership of Parent or any other Person now or hereafter liable with respect to the Obligations; or (iv) the adequacy of any other means available for obtaining payment of the Obligations; provided, in each case, that the Guarantor shall be entitled to assert any defense, set-off or counterclaim which may at any time be available to or be asserted by Parent under the Merger Agreement against Tower in respect of the non-payment of any Obligation with respect to which a demand shall be made hereunder.

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(c) To the fullest extent permitted by applicable Law, the Guarantor hereby unconditionally and irrevocably waives and agrees not to exercise any rights that it may now have or hereafter acquire against Parent that arise from the existence, payment, performance, or enforcement of the Guarantor’s obligations under or in respect of this Guaranty or any other agreement in connection therewith, including any right of subrogation, reimbursement, exoneration, contribution or indemnification, including the right to take or receive from Parent, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the Obligations shall have been indefeasibly paid in full in cash, and the Guarantor hereby agrees that any such payment or rights shall be fully subordinated to the payment in full in cash of the Obligations.

(d) The Guarantor hereby agrees that the Obligations shall not be deemed to have been released, dismissed, impaired, reduced, discharged, paid, observed, performed or affected as the result of the bankruptcy, insolvency, disability, dissolution, termination, receivership, reorganization or lack of corporate or other power of Parent, and the Guarantor’s liability in respect thereof shall continue and shall not be discharged; provided, that neither the Company nor any holder of Company Shares will be obligated to file any claim relating to the Obligations in any such proceeding.

4. Representations, Warranties and Covenants. The Guarantor hereby represents, warrants and covenants that:

(a) pursuant to Clause FOURTH of that certain Michael Karfunkel 2005 GRAT Agreement dated June 28, 2005, among Michael Karfunkel, as grantor, and Michael Karfunkel and Leah Karfunkel, as trustees (as amended, the “Trust Agreement”), a true, correct and complete copy of which has been provided to Tower, Leah Karfunkel, as trustee of the Guarantor, has the power and authority and the legal right and capacity to execute and deliver this Guaranty;

(b) the Guarantor has the power and authority and the legal right and capacity to perform its obligations under this Guaranty and has taken all necessary action to authorize its execution, delivery and performance of this Guaranty;

(c) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

(d) the execution, delivery and performance of this Guaranty will not (i) violate any injunction, judgment, order, decree, ruling or other restriction of any Governmental Authority to which the Guarantor is subject or (ii) conflict with, result in a breach of, constitute a default under, or result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Guarantor is a party or by which it is bound;

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(e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person is required to be made or obtained by the Guarantor in connection with the execution, delivery, performance, validity or enforceability of this Guaranty by the Guarantor;

(f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or assets (1) with respect to this Guaranty or any of the transactions contemplated hereby, or (2) that would reasonably be expected to result in aggregate liabilities of the Guarantor that would be material to the financial condition of the Guarantor;

(g) as of the date hereof Leah Karfunkel is the sole trustee of the Trust. The Trust Agreement will not be amended and will not be subject to any side or other agreements or arrangements among the parties thereto, which in any such case shall cause the Guarantor to be unable to satisfy its obligations hereunder; and

(h) as of the date hereof Guarantor has the financial capacity to pay and perform its obligations under the Guaranty (including the payment of the full amount of the Merger Consideration) and to redeem in full all of the Convertible Notes, and during the period between the date hereof and the Effective Time, the Guarantor will not make distributions or other transfers of its assets if immediately following such distribution it would no longer have the financial capacity to perform its obligations hereunder (including the payment of the full amount of the Merger Consideration) and to redeem in full all of the Convertible Notes.

5. Notices. All notices, requests and demands to or upon Tower or the Guarantor to be effective shall be in writing (or by fax) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by fax, when sent and receipt has been confirmed, addressed as follows:

(a) if to Tower, to the address or transmission number for notices provided to Tower in the Merger Agreement; and

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(b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below with copies to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Attention: Ernest S. Wechsler

Facsimile: 212-715-8000

and to:

National General Holdings Corp.

59 Maiden Lane, 38th Floor

New York, NY 10038

Attention: Jeffrey Weissmann

Facsimile: 212-380-9498

Tower and the Guarantor may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section.

6. Severability. Any term or provision of this Guaranty that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

7. Integration; Third Party Beneficiaries. This Guaranty represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by Tower relative to the subject matter hereof not reflected herein. If the Effective Time occurs, the holders of Company Shares will be express third party beneficiaries of this Guaranty and will be entitled specifically to enforce the obligations of the Guarantor hereunder. Other than as contemplated by the previous sentence, this Guaranty is not intended to, and shall not, confer upon any Person other than the parties hereto any rights or remedies hereunder.

8. Amendments in Writing; No Waiver: Cumulative Remedies. This Guaranty may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision of this Guaranty on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision of this Guaranty shall not be construed as a waiver of any subsequent breach. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by applicable Law.

9. Section Headings. The section headings contained in this Guaranty are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

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10. Successors and Assigns. This Guaranty shall be binding upon the Guarantor and the Trustee and their successors and assigns and shall inure to the benefit of Tower and its successors and assigns; provided that the Guarantor may not assign its obligations under this Guaranty without the prior written consent of Tower (which consent may be withheld in Tower’s sole and absolute discretion).

11. Governing Law. This Guaranty shall be governed by and construed in accordance with the domestic Laws of the State of New York without giving effect to any choice or conflict of Laws (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York.

12. Submission to Jurisdiction; Waivers; Specific Performance. (a) Each party hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the U.S. District Court for the Southern District of New York, sitting in New York, New York, or, if such court does not have jurisdiction, the Supreme Court of the State of New York, County of New York for purposes of enforcing this Agreement. In any such action, suit or other proceeding, each party hereto irrevocably and unconditionally waives and agrees not to assert by way of motion, as a defense or otherwise any claims that it is not subject to the jurisdiction of the above court, that such action or suit is brought in an inconvenient forum or that the venue of such action, suit or other proceeding is improper. Each party hereto also agrees that any final and unappealable judgment against any party in connection with any action, suit or other proceeding shall be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment. Without limiting the foregoing, each party hereto agrees that service of process on it by written notice as provided in Section 5 shall be deemed effective service of process on such party.

(b) Each party hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Guaranty. The waivers in Section 12(a) and in this Section 12(b) have been made with the advice of counsel and with a full understanding of the legal consequences thereof and shall survive the termination of this Guaranty.

(c) The parties acknowledge and agree that (i) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Guaranty and to enforce specifically the terms and provisions hereof in the courts described above without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Guaranty or under applicable Law and (ii) the right of specific enforcement of this Guaranty is an integral part of the Transactions and that, without that right, the Company would not have entered into the Merger Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Guaranty and to enforce specifically the terms and provisions of this Guaranty in accordance with this Section 12(c) shall not be required to provide any bond or other security in connection with any such order or injunction.

6

13. No Liability of Trustee of the Guarantor. In no event shall any trustee of the Guarantor be liable to Tower for the representations, warranties and obligations of the Guarantor under this Agreement.

[signatures on next page]

7

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the day and year first above written.

THE MICHAEL KARFUNKEL 2005 GRANTOR RETAINED ANNUITY TRUST

By:	/s/ Leah Karfunkel
Leah Karfunkel, Trustee

Address for Notices: The Michael Karfunkel 2005 Grantor Retained Annuity Trust 59 Maiden Lane New York, NY 10038
Attention: Leah Karfunkel, Trustee Telephone: 212-380-9500
Facsimile: 212-380-9498

TOWER GROUP INTERNATIONAL, LTD.

By:	/s/ Michael H. Lee
Name:	Michael H. Lee
Title:	Chairman, President and CEO

Address for Notices:

Attention: Telephone: Facsimile:

8

Annex F

COMMERCIAL LINES CUT-THROUGH

QUOTA SHARE REINSURANCE AGREEMENT

BY AND AMONG

TOWER INSURANCE COMPANY OF NEW YORK,

CASTLE POINT NATIONAL INSURANCE COMPANY,

TOWER NATIONAL INSURANCE COMPANY,

HERMITAGE INSURANCE COMPANY,

CASTLE POINT FLORIDA INSURANCE COMPANY,

KODIAK INSURANCE COMPANY,

NORTH EAST INSURANCE COMPANY,

YORK INSURANCE COMPANY OF MAINE,

MASSACHUSETTS HOMELAND INSURANCE COMPANY,

PRESERVER INSURANCE COMPANY

AND

CASTLE POINT INSURANCE COMPANY,

as Ceding Companies,

AND

TECHNOLOGY INSURANCE COMPANY, INC.,

as Reinsurer

i

Section 12.10.	Expenses	22
Section 12.11.	Currency	22
Section 12.12.	Separate Agreements	22

ii

COMMERCIAL LINES CUT-THROUGH

QUOTA SHARE REINSURANCE AGREEMENT

THIS COMMERCIAL LINES CUT-THROUGH QUOTA SHARE REINSURANCE AGREEMENT (this “Agreement”) is entered into as of January 3, 2014 by and among TOWER INSURANCE COMPANY OF NEW YORK, an insurance company organized under the laws of New York, CASTLE POINT NATIONAL INSURANCE COMPANY, an insurance company organized under the laws of Illinois, TOWER NATIONAL INSURANCE COMPANY, an insurance company organized under the laws of Massachusetts, HERMITAGE INSURANCE COMPANY, an insurance company organized under the laws of New York, CASTLE POINT FLORIDA INSURANCE COMPANY, an insurance company organized under the laws of Florida, KODIAK INSURANCE COMPANY, an insurance company organized under the laws of New Jersey, NORTH EAST INSURANCE COMPANY, an insurance company organized under the laws of Maine, YORK INSURANCE COMPANY OF MAINE, an insurance company organized under the laws of Maine, MASSACHUSETTS HOMELAND INSURANCE COMPANY, an insurance company organized under the laws of Massachusetts, PRESERVER INSURANCE COMPANY, an insurance company organized under the laws of New Jersey, and CASTLE POINT INSURANCE COMPANY, an insurance company organized under the laws of New York (the “Ceding Companies” and, each a “Ceding Company”), and TECHNOLOGY INSURANCE COMPANY, INC., an insurance company organized under the laws of New Hampshire (the “Reinsurer”) (collectively, the “Parties”).

WHEREAS, this Agreement is being entered into in connection with that certain Merger Agreement of even date herewith by and between Tower Group International, Ltd. (“Tower”), ACP Re. Ltd. (“ACP Re”) and Merger Sub (the “Merger Agreement”) whereby Merger Sub is merging with and into Tower with Tower surviving such merger and related transactions by which AmTrust Financial Services, Inc. (“AmTrust”) shall acquire the renewal rights to all of Tower’s Commercial Lines Business (as defined herein);

WHEREAS, as more particularly set forth herein, the Ceding Companies and the Reinsurer wish to enter into a quota share arrangement pursuant to which the Reinsurer will reinsure (i) all Losses with respect to the Subject Policies written by the Ceding Companies in accordance with the terms hereof on or after the Effective Time and (ii) Losses occurring on or after the Effective Time with respect to the Included Existing Contracts.

NOW, THEREFORE, in consideration of the mutual and several promises and undertakings herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

Article 1

DEFINITIONS

Section 1.1 Defined Terms.

The following terms shall have the respective meanings specified below throughout this Agreement.

“ACP Re” has the meaning set forth in the Recitals.

“Actual UPR Transfer Amount” has the meaning set forth in Section 3.1(a)(iii).

“Agreement” has the meaning set forth in the first paragraph.

“Affiliate” (and, with a correlative meaning, “Affiliated”) means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person. As used in this definition, “control” (including, with correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract, as trustee or executor, or otherwise).

“Alternative Accountants” has the meaning set forth in Section 3.1(a)(iv).

“Applicable Law” means any applicable order, law, statute, regulation, rule, pronouncement, ordinance, bulletin, writ, injunction, directive, judgment, decree, principle of common law, constitution or treaty enacted, promulgated, issued, enforced or entered by any Governmental Authority applicable to the parties hereto, or any of their respective businesses, properties or assets.

“Ceding Commission” means amounts payable to the Ceding Companies by the Reinsurer equal to:

(a) the Commission Percentage of Premiums collected by or remitted to the Reinsurer following the Effective Time, settled up as between the Parties as part of the monthly reporting pursuant to Section 3.4;

(b) with respect to the Unearned Premium Reserve, the Commission Percentage of the Unearned Premium Reserves transferred on the UPR Transfer Date, payable as follows:

(i) on the UPR Transfer Date, the Initial UPR Ceding Commission; and

(ii) following determination of the final Actual UPR Transfer Amount, as determined pursuant to Section 3.1(a)(iv) below, if such final Actual UPR Transfer Amount is greater than the Initial UPR Transfer Amount, the the Commission Percentage of the UPR Adjustment, payable following receipt of the UPR Adjustment Amount from the Ceding Companies; and

(c) the Claims Service Expenses incurred by the Ceding Companies during the term of this Agreement with respect to the Insurance Contracts, not to exceed 4.00% of the sum of Premiums collected following the Effective Time and the Unearned Premium Reserves transferred to the Reinsurer as of the UPR Transfer Date, after giving effect to the UPR Adjustment, settled up as between the Parties as part of the monthly reporting pursuant to Section 3.4.

“Claim” and “Claims” means any and all claims, requests, demands or notices made by or on behalf of policyholders, beneficiaries or third party claimants for the payment of Losses and any other amounts due or alleged to be due under or in connection with the Insurance Contracts.

“Claims Service Expenses” means unallocated loss adjustment expenses incurred by the Ceding Company in servicing the Claims under or covered by the Insurance Contracts and/or coverage actions under or covered by the Insurance Contracts including, but not limited, to, salaries and expenses of claims department employees and office and other overhead expenses.

“Closing Date” means the date hereof.

“Commercial Lines Business” means all insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance, including all supplements, riders, endorsements, renewals and extensions (other than Personal Lines Business and any assumed reinsurance) issued by a Ceding Company.

“Commission Percentage” means (a) twenty percent (20%), or (b) in the event the Merger Agreement is terminated by ACP Re other than for a material breach of the Merger Agreement by Tower, twenty-five percent (25%), with any increase in the Commission Percentage taking effect as to Ceding Commissions with respect to Premiums written on or after such termination.

“Cut-Through Endorsement” means an endorsement in the form of Exhibit B attached hereto.

“Damages” means all damages, losses, liabilities and expenses (including reasonable attorneys’ fees and reasonable expenses of investigation in connection with any action, suit or proceeding).

“Effective Time” means 12:01 a.m. Eastern Time on January 1, 2014.

“Estimated Existing Contract UPR” has the meaning set forth in Section 3.1(a)(ii).

“Excluded Contracts” means such insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance as set forth or described on a schedule (the “Excluded Contract Schedule”) that will be provided by the Reinsurer to Tower on or before the end of the UPR Review Period.

“Excluded Contract Schedule” has the meaning set forth in the definition of “Excluded Contracts”.

“Existing Contracts” means all insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance, including all supplements, riders and endorsements issued or written in connection therewith and extensions thereto, as to the Commercial Lines Business, in-force as of the Effective Time, issued, renewed, or written by or on behalf of the Company prior to the Effective Time.

“Governmental Authority” means any foreign, domestic, federal, territorial, state or local U.S. or non-U.S. governmental authority, quasi-governmental authority, instrumentality, court or government, self-regulatory organization, commission, tribunal or organization or any political or other subdivision, department, branch or representative of any of the foregoing.

“Included Existing Contracts” means the Existing Contracts, except for the Excluded Contracts.

“Initial UPR Ceding Commission” means the Commission Percentage of the Initial UPR Transfer Amount.

“Initial UPR Transfer Amount” has the meaning set forth in Section 3.1(a)(ii).

“Insurance Contracts” means the Included Existing Contracts and the Subject Policies.

“Inuring Reinsurance” means all reinsurance agreements, treaties and contracts entered into by the Ceding Companies with respect to the Insurance Contracts to the extent that such reinsurance agreements, treaties and contracts provide reinsurance coverage for the Insurance Contracts.

“Inuring Reinsurance Costs” means any ceded premium or premium deposit paid or payable by a Ceding Company for Inuring Reinsurance.

“Loss Adjustment Expenses” means expenses incurred by or on behalf of the a Ceding Company to Persons not Affiliates of any Ceding Company or employees thereof related to the investigation, appraisal, adjustment, litigation, defense or appeal of Claims under or covered by the Insurance Contracts and/or coverage actions under or covered by the Insurance Contracts but not including the Ceding Companies’ overhead, however the Ceding Company’s expenses and costs for the employed attorneys and other legal personnel of the Ceding Company or its affiliates when engaged in the defense of claims under or covered by the Insurance Contracts and/or coverage actions under or covered by the Insurance Contracts shall be included as Loss Adjustment Expenses.

“Loss Fund Account” means a separate bank account described in Article 4(h) and the Loss Fund Account Procedures.

“Loss Fund Account Procedures” shall mean those procedures attached as Exhibit D hereto.

“Losses” shall mean (i) liabilities and obligations to make payments to policyholders, beneficiaries and/or other third party claimants under the Insurance Contracts excluding, for avoidance of doubt, liabilities or assessments arising from a Ceding Company’s participation, if any, in any voluntary or involuntary pools, guaranty funds, or other types of government-sponsored or government-organized insurance funds); (ii) all Loss Adjustment Expenses including, without limitation, in each instance (A) all liabilities for consequential, exemplary, punitive or similar extra contractual damages, or for statutory or regulatory fines or penalties, or for any loss in excess of the limits arising under or covered by any Insurance Contract, and (B) court costs accrued prior to final judgment, prejudgment interest or delayed damages and interest accrued after final judgment and (iii) all Claims Servicing Expenses. Notwithstanding the foregoing, “Losses” shall not include any liabilities or obligations incurred by or on behalf of a Ceding Company (x) as a result of any grossly negligent, willful, fraudulent and/or criminal act by the Ceding Company or any of its Affiliates or any of their respective officers, directors, employees or agents following the Effective Time, or (y) under an Existing Policy for a Loss occurring prior to the Effective Time. Losses shall be net of all Inuring Reinsurance paid or payable to or for the benefit of a Ceding Company, whether or not collected by the Ceding Company.

“Merger Agreement” has the meaning set forth in the Recitals.

“Merger Sub” means the subsidiary of ACP Re that will merge with Tower pursuant to the Merger Agreement.

“MGA Agreement” has the meaning set forth in Section 6.4.

“Parties” has the meaning set forth in the first paragraph.

“Person” shall mean any individual, corporation, partnership, firm, joint venture, association, joint-stock company, limited liability company, trust, estate, unincorporated organization, Government Authority or other entity.

“Personal Lines Business” means all insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance, including all supplements, riders, endorsements, renewals and extensions for personal automobile liability and personal physical damage, homeowners, personal excess and personal umbrella coverage issued by the Ceding Companies.

“Premium(s)” means all gross written premium(s), considerations, deposits, premium adjustments, fees and similar amounts related to the Insurance Contracts, less cancellation and return premiums.

“Premium Bordereaux” has the meaning set forth in Section 3.4.

“Reinsurer” has the meaning set forth in the first paragraph.

“Subject Policies” means all insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance, including all supplements, riders, endorsements, renewals and extensions as to the Commercial Lines Business issued by the Ceding Companies or any Ceding Company following the Effective Time pursuant to the Underwriting Guidelines or pursuant to written consent of the Reinsurer.

“Taxes” (or “Tax” as the context may require) means all United States federal, state, county, local, foreign and other taxes (including, without limitation, income taxes, payroll and employee withholding taxes, unemployment insurance, social security taxes, premium taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, ad valorem taxes, severance taxes, capital property taxes and import duties), and includes interest, additions to tax and penalties with respect thereto, whether disputed or not.

“Tower” has the meaning set forth in the Recitals.

“Underwriting Guidelines” means the underwriting and eligibility guidelines and procedures in effect as of the date hereof, without any change unless consented to in writing by the Reinsurer. On and after the date hereof, upon at least five (5) days written notice to Tower, the Reinsurer may make such changes to the Underwriting Guidelines as it shall determine in its sole discretion; provided that no such change shall require the Ceding Companies to issue a new product or to change their existing commission structure.

“Unearned Acquisition Costs” means an amount equal to the actual out-of-pocket expenses incurred by the Ceding Companies, attributable solely to the unearned portion of Premiums paid or payable prior to, on or after the Effective Time on the Included Existing Contracts, to persons who are not Affiliates of the Ceding Companies to acquire the Included Existing Contracts, including all commissions and brokerage payments and any adjustments thereto.

“Unearned In-Force Inuring Reinsurance Costs” means an amount equal to the unearned portion (calculated using the daily pro rata method) of any premium or premium deposit paid or payable by the Ceding Companies prior to, on or after the Effective Time for Inuring Reinsurance attributable to the Included Existing Contracts that shall not have been paid by the Reinsurer or one of its Affiliates.

“Unearned Premium Reserves” means the gross liability as of the Effective Time for the amount of collected Premium corresponding to the unexpired portion of all Included Existing Contracts, less the corresponding Unearned Acquisition Costs and Unearned In-Force Inuring Reinsurance Costs on such collected Premium, in each case calculated using the daily pro rata method in a manner consistent with the Ceding Companies’ quarterly financial statements dated as of September 30, 2013, prepared in accordance with statutory accounting practices and subject to any applicable Premium, commission or brokerage adjustments prior to or after the Effective Time pursuant to the underlying terms and conditions of any Insurance Contract or agent or broker contract related thereto, which adjustments shall be accounted for and settled as between the Parties as part of the monthly reporting pursuant to Section 3.4.

“UPR Review Period” means the period beginning on the Closing Date and ending on 11:59 p.m. on the tenth business day following the Closing Date.

“UPR Transfer Date” has the meaning set forth in Section 3.1(a)(ii)

“UPR True Up Report” has the meaning set forth in Section 3.1(a)(iii).

“UPR Adjustment” has the meaning set forth in Section 3.1(a)(v).

Article 2

BASIS OF REINSURANCE AND BUSINESS REINSURED

Section 2.1 Underwriting of Subject Policies; Identification of Excluded Contracts.

(a) Each Ceding Company agrees that each Subject Policy reinsured hereunder shall be underwritten in all respects in accordance with the Underwriting Guidelines in effect as of the date of issuance of such Subject Policy or approved in writing by the Reinsurer. The Ceding Company shall be entitled to issue a Cut-Through Endorsement (i) on or after the Effective Time, as to each Subject Policy and (ii) following the end of the UPR Review Period, as to each Existing Contract with respect to Losses occurring after the Effective Time. Any interest of the Ceding Companies in renewal rights and expirations relating to the Insurance Contracts shall be retained by the Ceding Companies.

(b) During the UPR Review Period, the Ceding Companies shall provide the Reinsurer access to such records, reports and information with respect to the Unearned Premium Reserve and Existing Contracts for the purpose of determining the Existing Contracts, which are Excluded Contracts. On or before the end of the UPR Review Period, the Reinsurer shall provide the Ceding Companies a list of Excluded Contracts.

Section 2.2 Insurance Contracts.

(a) From and after the Effective Time, each Ceding Company hereby cedes, and the Reinsurer hereby assumes, one hundred percent (100%) of all Losses (a) for which such Ceding Company is liable in respect of the Subject Policies, and (b) occurring following the Effective Time for which such Ceding Company is liable in respect of Included Existing Contracts.

(b) In the event the Reinsurer makes an indemnity payment on behalf of an Ceding Company directly to any policyholder, insured or third party pursuant to any Insurance Contract that pays, in full or in part, a Loss, cost or expense under such Insurance Contract, such payment satisfies and extinguishes any and all obligation of the Reinsurer hereunder to indemnify a Ceding Company for such Loss, cost or expense to the extent of such payment. In no event shall the Reinsurer be obligated hereunder to indemnify with respect to any Loss, cost or expense under an Insurance Contract for an amount in excess of such Loss, cost or expense.

(c) In the event that the unearned premium reserve of the Ceding Companies with respect to the Excluded Contracts is more than forty percent (40%) of the unearned premium reserve of the Ceding Companies with respect to the Existing Contracts, in each case as of the Effective Time and as reasonably determined by the Ceding Companies in accordance with the definition of Unearned Premium Reserves, the Ceding Companies may, upon written notice to the Reinsurer delivered within ten (10) business days of Tower’s receipt of the Excluded Contracts Schedule, elect to exclude all Existing Contracts from this Agreement, in which case there shall be no Included Existing Contracts.

Article 3

PAYMENTS, OFFSET, AND SECURITY

Section 3.1 Premium.

(a) Unearned Premium Reserves and Premiums.

(i) As full premium for the Included Existing Contracts ceded under this Agreement, the Ceding Companies shall transfer to the Reinsurer (A) all of the Unearned Premium Reserves held by the Company relating to such ceded business, net of Ceding Commission, and (B) all Premiums collected by or on behalf of the Ceding Companies on account of the Included Existing Contracts on or after the date hereof, to the extent unearned as of the date hereof.

(ii) Unless an election to exclude Existing Contracts shall have been made pursuant to Section 2.2(c), on the eleventh (11th) business day following the delivery of the Excluded Contract Schedule (the “UPR Transfer Date”), the Ceding Companies shall remit to the Reinsurer by wire transfer of immediately available funds an amount (the “Initial UPR Transfer Amount”) equal to the Ceding Companies’ reasonable estimate of the Unearned Premium Reserves for the Included Existing Contracts as of the Effective Time, net of the Initial UPR Ceding Commission and net of uncollected premium balances due on such Unearned Premium Reserves.

(iii) Within ninety (90) days following the UPR Transfer Date, Tower shall recalculate the amounts specified in Section 3.1(a)(ii) considering the post-UPR Transfer Date information available to the Parties (such calculations resulting in the calculation of the “Actual UPR Transfer Amount”) and, if different from the Initial UPR Transfer Amount, Tower shall send to the Reinsurer its computation of the Actual UPR Transfer Amount together with its work papers used to compute the same (the “UPR True Up Report”). In the event of the failure of Tower to deliver the UPR True Up Report within the time period specified herein, the Reinsurer shall be entitled to prepare and deliver to Tower the UPR True Up Report within one hundred eighty (180) days following the UPR Transfer Date. Tower shall consult with the Reinsurer in the course of preparing the UPR True Up Report and shall afford the Reinsurer and its designees access to the Ceding Companies’ books and records in accordance with Section 3.4(d) until the final Actual UPR Transfer Amount and the UPR Adjustment are finally determined pursuant to this Section 3.1(a).

(iv) Within ten (10) days following Tower’s or the Reinsurer’s, as applicable, receipt of the UPR True Up Report, the Parties shall confer in good faith with regard to the Actual UPR Transfer Amount and, if necessary, an appropriate adjustment shall be made to the amounts due or payable pursuant to this Section 3.1(a) as agreed upon by the Parties. If the Parties are unable to agree on the Actual UPR Transfer Amount within twenty (20) days of Tower’s receipt of the UPR True Up Report, “Alternative Accountants,” whose decision on the matter shall be binding on the Parties, shall be designated by agreement between Tower and the Reinsurer. If the Parties fail to agree on the selection of the Alternative Accountants, the Alternative Accountants shall be selected by mutual agreement of each of Tower’s and the Reinsurer’s outside independent auditors. The Alternative Accountants shall conduct such analysis as they deem appropriate, during a period not to exceed thirty (30) days after they are selected, to determine the amounts which they conclude should have been reflected in the UPR True Up Report and shall issue their decision (which shall be rendered in writing and shall specify the reasons for the decision) within fifteen (15) days after the conclusion of their analysis. The Alternative Accountants’ decision shall include a determination of the Actual UPR Transfer Amount, the amounts which they have determined should be used for the UPR True Up Report and a determination of the UPR Adjustment (as that term is defined in Section 3.1(a)(v)) due to the Reinsurer or the Ceding Companies, as the case may be. Each Party shall make available to the other Party and the Alternative Accountants such work papers as may be reasonably necessary to calculate the Actual UPR Transfer Amount and UPR Adjustment under this Section 3.1(a)(iv). No Party shall have any ex parte discussions or communications, directly or indirectly, with the Alternative Accountants regarding the subject matter of a dispute arising under this Section 3.1(a)(iv), unless the Party seeking such discussions or communications first obtains the other Party’s written consent to such ex parte contact with the Alternative Accountants. For the avoidance of doubt, in the event of any dispute with respect to the UPR True Up Report, such dispute shall be governed by this Section 3.1(a)(iv) and the procedures set forth herein, and not by the provisions of Section 12.4.

(v) On the fifth (5th) business day following the mutual written agreement of Tower and the Reinsurer to, or the determination by the Alternative Accountants of, the final Actual UPR Transfer Amount, if the premium required under this subsection (a) using such final Actual UPR Transfer Amount exceeds the Initial UPR Transfer Amount, the Ceding Companies shall remit funds to the Reinsurer equal to the difference, and if the premium so calculated is less than the Initial UPR Transfer Amount, the Ceding Companies shall be paid such difference by the Reinsurer, net of the Ceding Commission paid on such difference (the amount so transferred being herein called the “UPR Adjustment”).

(b) Subject Policies. As premium for the Subject Policies ceded under this Agreement, each Ceding Company shall pay to the Reinsurer one hundred percent (100%) of the Premiums collected that are attributable to the Subject Policies for coverage following the Effective Time, less Inuring Reinsurance Costs.

(c) Ceding Commission. The Reinsurer shall pay the Ceding Commission with respect to the collected Premium.

Section 3.2 Offset Rights.

Each Party shall have, and may exercise at any time and from time to time, the right to offset any balance or balances due to the other Parties arising under this Agreement, and regardless of whether on account of Losses, Premiums, Ceding Commission or Inuring Reinsurance Costs, related to or arising under the Insurance Contracts; provided, however, that in the event of the insolvency of a Party hereto or any of its Affiliates, offsets shall only be allowed in accordance with the provisions of Applicable Law.

Section 3.3 Premiums for Insurance Contracts

(a) The Reinsurer is authorized to collect Premiums for the Insurance Contracts from policyholders and producers of a Ceding Company and may deposit such Premiums directly into one or more accounts designated by, and issued in the name of, the Reinsurer. The Ceding Companies shall direct policyholders and producers to make all Premium payments payable with respect to Insurance Contracts directly to Reinsurer. To the extent any Premiums are collected directly by a Ceding Company, such Ceding Company shall so advise the Reinsurer and shall promptly remit them to the Reinsurer. Provided that the Reinsurer properly funds the Loss Fund Account in accordance with Section 4(h), such remittance shall be without any reduction or offset for any Ceding Commission or Losses due to any Ceding Company or any amount due Tower or any of its Affiliates. The Reinsurer and the Ceding Companies agree to maintain accounting and operational records and books in adequate detail so as to identify the specific Insurance Contracts and policyholders of the Ceding Companies with respect to all collected Premiums and to report Premiums collected in accordance with Section 3.4(a).

(b) The Reinsurer shall: (i) timely pay any return premium, coming due under the Insurance Contracts; or (ii) pursuant to the next monthly settlement pursuant to Section 3.4, reimburse a Ceding Company for any of the foregoing amounts that are instead paid by such Ceding Company, net of the amount of Ceding Commission paid upon any such return premium. Ceding Company shall reimburse the Reinsurer for any Ceding Commission on return premium paid by Reinsurer.

(c) Notwithstanding the foregoing, the Parties recognize that Premium is remitted to the Ceding Companies by producers net of commissions due and that in such case only net Premium shall be remitted to the Reinsurer.

Section 3.4 Reports and Remittances.

(a) The Parties shall conduct monthly settlements based upon monthly bordereaux to be provided by or on behalf of the Ceding Companies evidencing the amount due or to be due in a form, and containing such detail, as is agreed to by the Parties. Each Party shall pay or credit in cash or its equivalent to the other all net amounts for which it may be liable under the terms and conditions of this Agreement within ten (10) days after receipt of each Premium Bordereaux and Inuring Reinsurance report. In connection with such monthly settlement the Ceding Companies shall:

(i) With regard to the Insurance Contracts and Cut-Through Endorsements, furnish to Reinsurer, in an electronic format the following:

(1) The Ceding Companies will prepare and submit to the Reinsurer a detailed and itemized monthly statement (the “Premium Bordereaux”) of (a) all Premiums written and Premium adjustments (whether additional or returned), (b) Premiums collected by the Ceding Company, (c) based on information provided by Reinsurer no later than the 10th day of each month (a “Premiums Collection Report”), Premiums collected by Reinsurer, and (c) Ceding Commissions payable, Ceding Commission adjustments and Ceding Commissions paid or collected by the Ceding Companies with respect to all business and transactions effective in that month no later than the 15th day of the subsequent month; provided that if reasonably required by Reinsurer, Ceding Companies shall provide the information described above and the accounts receivable aging described in subsection (ii) more frequently than monthly to the extent it is commercially practicable for them to do so.

(2) The Ceding Companies will provide a monthly account current report (the “Account Current”) to the Company no later than the 15th day of the subsequent month. The Account Current will include the following information on a per Policy basis as of the end of the given month:

a)	Policy Number;

b)	Insured;

c)	Policy Effective Date;

d)	Expiration Date;

e)	Transaction Type;

f)	Written Premium for the month;

g)	Commission respective of the written Premium noted above and payable to agents and producers unaffiliated with the Ceding Companies;

h)	Policy fee payable to persons unaffiliated with the Ceding Companies (if applicable);

i)	Claims paid;

j)	Loss Adjustment Expenses paid;

k)	Surcharges/Tax (if applicable);

l)	Net Amount Due to the Reinsurer;

m)	Outstanding balance owed to the Ceding Companies; and

n)	Installment plan and premium billed (if applicable)

(ii) Based upon the Premium Bordereaux delivered each month, the Ceding Companies will provide the Reinsurer with a monthly accounts receivable aging by Policy with such report to be received by Reinsurer within thirty (30) days of the end of the month for which the report has been prepared.

(iii) The Ceding Companies will provide Reinsurer a monthly report of underwriting activity. Such report shall include:

(1) Total Premium Written;

(2) Policies issued by named insured, including premium;

(3) Cut-Through Endorsements issued by named insured and policy number;

(4) A pricing report split by new and renewal business, including all pricing information; and

(iv) The Ceding Companies will prepare and submit to the Reinsurer a detailed and itemized monthly statement (the “Claims Bordereaux”) of all required Claims statistical information including, but not limited to, Claims and Loss Adjustment Expenses paid and outstanding reserves no later than the 15th day of the subsequent month.

(v) The Ceding Companies will prepare and submit to the Reinsurer a detailed and itemized monthly statement of premiums ceded pursuant to Inuring Reinsurance, outstanding obligations to pay such ceded premium and such ceded premium paid in each case by assuming reinsurer and treaty or agreement relating to the Inuring Reinsurance, including, if Reinsurer shall provide such information to the Ceding Companies on or before the 10th day of the month, any ceded premium paid by the Reinsurer.

From time-to-time upon reasonable written notice by Reinsurer to the Ceding Companies, Reinsurer may replace, modify or amend the procedures and reporting requirements set forth in (i) through (iv) above in good faith in order to facilitate efficient performance by the Parties of their respective obligations under this Agreement.

(b) The Ceding Companies and the Reinsurer shall furnish each other with such records, reports and information with respect to the Unearned Premium Reserve, the Actual UPR Transfer Amount, Loss Adjustment Expenses, Losses, Claims and the reinsurance contemplated hereby as may be reasonably required by the other Party to comply with any internal reporting requirements or reporting requirements of any Governmental Authority, to prepare and complete such Party’s quarterly and annual financial statements or to calculate the final Actual UPR Transfer Amount and any UPR Adjustment.

(c) If any Ceding Company or the Reinsurer receives notice of, or otherwise becomes aware of, any inquiry, investigation, proceeding, from or at the direction of a Governmental Authority, or is served or threatened with a demand for litigation, arbitration, mediation or any other similar proceeding relating to the Insurance Contracts, such Ceding Company or the Reinsurer, as applicable, shall promptly notify the other party thereof, whereupon the parties shall cooperate in good faith and use their respective commercially reasonable efforts to resolve such matter in a mutually satisfactory manner in light of all the relevant business, regulatory and legal facts and circumstances.

(d) Each Party shall have the right, through authorized representatives and upon reasonable advance notice during normal business hours, to periodically audit and inspect all books, records, and papers of the other Party solely in connection with (i) the Insurance Contracts and any reinsurance hereunder or claims in connection therewith, (ii) the performance of the claims, underwriting and other administration services pursuant to Article 4, and (iii) the determination of the Actual UPR Transfer Amount and the UPR Adjustment. All such audits or inspections conducted by Reinsurer through its authorized representatives shall include claim systems and imaged document access, both on-site and remote. Reinsurer may appoint any Person it deems necessary to conduct such audits or inspections. Each Party shall treat the other Party’s books, records, and papers in confidence. A Party shall be permitted to conduct such audits relating to subsections (i) and (ii) above no more frequently than semi-annually.

Section 3.5 Collateral for Ceded Losses.

Without limiting the Reinsurer’s other obligations under this Section 3.6, in the event pursuant to Applicable Law of any state of the United States of America or the District of Columbia having jurisdiction over a Ceding Company, such Ceding Company is no longer able to take full reserve credit on its statutory financial statements for the reinsurance ceded to the Reinsurer without qualifying collateral therefor, the Reinsurer shall promptly agree to modifications to this Agreement so that the Reinsurer shall provide collateral for its obligations hereunder in the amount and form necessary for such Ceding Company to take full reserve credit on its statutory financial statements for the reinsurance provided hereunder on terms and conditions reasonably satisfactory to such Ceding Company and Reinsurer and in accordance with Applicable Law.

Article 4

CLAIMS, UNDERWRITING AND OTHER ADMINISTRATION

(a) The Reinsurer may, at any time, assume authority from the Ceding Companies in all matters relating to the administration of the Insurance Contracts and any Claims thereunder, including but not limited to the authority (i) to pay and adjust Claims on behalf of such Ceding Company, (ii) to communicate directly with policyholders and to collect on behalf of such Ceding Company unpaid Premiums that relate solely to the Insurance Contracts, and (iii) to handle the placement, production, underwriting, service and management of the Insurance Contracts, including without limitation the authority to (A) solicit, accept and receive submissions for Insurance Contracts or renewals of Insurance Contracts; (B) secure, at its own expense, reasonable underwriting information through reporting agencies or other appropriate sources relating to each submission; (C) issue, renew and countersign. Insurance Contracts and endorsements related thereto; (D) collect and receipt for the premiums on Insurance Contracts; (E) calculate and pay producer commissions, countersignature fees, inspection fees, loss prevention expenses, and all other expenses directly related to the production, underwriting and administration of the business subject to this Agreement, (F) adjust and settle claims under the Insurance Contracts; (G) set and establish loss reserves for the Insurance Contracts; and (H) any and all other acts or duties that would otherwise be performed by such Ceding Company necessary and appropriate to the Insurance Contracts, to the extent such authority may be granted pursuant to Applicable Law and the Reinsurer, or one or more of the Reinsurer’s Affiliates designated by the Reinsurer, shall perform all such functions as outlined herein. In exercising such authorities, the Reinsurer or any such Affiliate may delegate the performance of any duty described above to a third party; provided that no such delegation shall relieve the Reinsurer of its obligations hereunder. Subject to the forgoing limitation, effective as of the Effective Time, in furtherance of Reinsurer’s right to assume authority for administration of Insurance Contracts, each Ceding Company hereby appoints the Reinsurer as its attorney-in-fact with respect to the rights, duties and privileges and obligations of such Ceding Company in and to the Insurance Contracts, with full power and authority to act in the name, place and stead of such Ceding Company with respect to such contracts, including without limitation, the power to service such contracts, to adjust, defend, settle and to pay all Claims, to recover salvage and subrogation for any losses incurred and to take such other and further actions as may be necessary or desirable to effect the transactions contemplated by this Agreement, provided, that the Reinsurer covenants to exercise such authority in a professional manner and to use the same level of care as is used in administering the Reinsurer’s other insurance business. In furtherance of such assumption of authority, each Ceding Company grants full authority to the Reinsurer to adjust, settle or compromise all Losses hereunder, and all such adjustments, settlements and compromises shall be binding on such Ceding Company. In connection with any such assumption of authority, each Ceding Company agrees to cooperate fully with the Reinsurer in any transfer of administration, and the Reinsurer agrees to be responsible for such administration.

(b) On and after the Effective Time, each Ceding Company will provide prompt notice to the Reinsurer or its designee of all Claims (i) described on Exhibit C attached hereto, (ii) in excess of policy limits or (iii) that are extra-contractual in nature (but only to the extent such Claims are not otherwise known or reported to the Reinsurer or any of its Affiliates).

(c) A Ceding Company shall not (i) establish any Claim reserve or (ii) enter into any settlement at or above $100,000 without the written consent of Reinsurer, which shall not be unreasonably denied, delayed or conditioned.

(d) A Ceding Company shall not issue any coverage declination outside the ordinary course of business to either the named insured or any party who seeks additional insured coverage under the named insured’s policy, unless supported by a coverage opinions with the adjuster’s notice report and the written consent of Reinsurer, which shall not be unreasonably denied, delayed or conditioned; provided that upon five (5) days written notice from the Reinsurer to a Ceding Company, the Reinsurer may require that all coverage declinations in the ordinary course of business shall be subject to this sentence. All other coverage questions must be reviewed and approved by Reinsurer in writing prior to providing any notification to an insured.

(e) A Ceding Company shall not commence any declaratory judgment action without the prior written consent of Reinsurer, which shall not be unreasonably denied, delayed or conditioned.

(f) Subject to Paragraph (a) of this Article 4, each Ceding Company or its designated Affiliate will administer, investigate and defend, as applicable, each Claim under any Subject Policy issued by it. At the request of the Reinsurer or such designee, the applicable Ceding Company will jointly associate with the Reinsurer, at the expense of the Reinsurer, in the defense or control of any Claim, suit or proceeding involving this reinsurance, and such Ceding Company shall cooperate with the Reinsurer or such designee in every respect to procure the most favorable disposition of such claim, suit or proceeding.

(g) The Ceding Companies shall maintain sufficient resources and adequate staffing levels of personnel with appropriate experience to administer the Insurance Contracts in a professional manner and shall administer the Insurance Contracts in accordance with all Applicable Laws.

(h) To facilitate the payment of Claims and Loss Adjustment Expenses, the Parties agree to use a Loss Fund Account upon the terms provided in this Agreement and the Loss Fund Account and Data Reporting Procedures set forth on Exhibit D attached hereto (the “Loss Fund Account Procedures”). From time-to-time upon reasonable written notice by Reinsurer to the Ceding Companies, Reinsurer may replace, modify or amend the Loss Fund Account Procedures in good faith in order to facilitate efficient performance by the Parties of their respective obligations under this Agreement. The funds deposited into such account shall at all times remain exclusive property of the Reinsurer. The Loss Fund Account shall be funded exclusively by the Reinsurer. The Ceding Companies shall have no obligation to advance its own funds for the payment of Claims or Loss Adjustment Expenses.

(i) The Ceding Companies shall cancel Policies as to which Premium is overdue pursuant to its customary practices unless otherwise directed in writing by Reinsurer; provided that any such cancellation shall be in accordance with Applicable Law.

(j) Reinsurer may assign employees of Reinsurer or one of its Affiliates to the appropriate offices of any Tower Affiliate for purposes of monitoring claims administration, underwriting of Insurance Contracts and issuance of Cut-Through Endorsements. Tower shall make or cause one of its Affiliates to make space available, including a private office or conference room and, where provided to employees of Tower Affiliates, adequate parking spaces, to such assigned employees as well as internet and phone access, at no cost to Reinsurer.

Article 5

REGULATORY MATTERS

At all times during the term of this Agreement, the Ceding Companies and the Reinsurer shall hold and maintain all licenses and authorizations required under Applicable Law and otherwise take all actions that may be necessary to perform its obligations hereunder.

Article 6

DUTY OF COOPERATION & INDEMNITY; REINSURANCE; MGA

Section 6.1 Cooperation.

Each Party hereto shall cooperate fully with the other in all reasonable respects in order to accomplish the objectives of this Agreement.

Section 6.2 Indemnity

This Agreement is an agreement for indemnity reinsurance solely between the Ceding Companies and the Reinsurer and, except as otherwise provided in the Cut-Through Endorsements, shall not create any legal relationship whatsoever between the Reinsurer and any Person other than the Ceding Companies.

Section 6.3 Reinsurance

Without written consent of the Reinsurer (which consent may be withheld in Reinsurer’s sole discretion), the Ceding Companies shall not terminate, modify or acquire Inuring Reinsurance. The Reinsurer may notify in writing the Ceding Companies as to Inuring Reinsurance that (a) it desires to be terminated, modified or acquired by the Ceding Companies and/or (b) under which the Reinsurer desires to become a reinsured with respect to the Subject Business, and the Ceding Companies shall cooperate with the Reinsurer and use commercially reasonable efforts requested by the Reinsurer to so terminate, modify or acquire Inuring Reinsurance and/or cause the Reinsurer to become a reinsured thereunder.

Section 6.4 Substitution of Managing General Agency

The Ceding Companies agree that, at the request of the Reinsurer, the parties shall enter into a managing general agency agreement (the “MGA Agreement”) by which the Ceding Companies or a designated affiliate shall act as the managing general agent for Reinsurer and its affiliates with respect to Subject Business. The MGA Agreement shall provide, to the extent possible, for the payment of a commission to the managing general agent, which provides for equivalent economic benefit as the Ceding Commission provides. The Agreement shall further provide that the managing general agent shall retain the renewal rights to the Subject Business.

Article 7

INSOLVENCY

In the event of the insolvency of a Ceding Company, this reinsurance as to Insurance Contracts issued by such Ceding Company shall be payable directly to such Ceding Company or its liquidator, receiver, conservator or statutory successor on the basis of the amount of the claims allowed in the insolvency proceeding without diminution because of the insolvency of such Ceding Company or because the liquidator, receiver, conservator or statutory successor of such Ceding Company has failed or is unable to pay all or a portion of a claim, except where (a) this Agreement specifically provides another payee of such reinsurance in the event of such Ceding Company’s insolvency, provided that this exception shall only apply to the extent that the reinsurance proceeds due such payee are actually paid by the Reinsurer, or (b) the Reinsurer, with the consent of the direct insured or insureds, has assumed such policy obligations of such Ceding Company as direct obligations of the Reinsurer to the payees under such policies and in full and complete substitution for the obligations of such Ceding Company to such payees. It is agreed, however, that the liquidator, receiver, conservator or statutory successor shall give written notice to the Reinsurer of the pendency of a claim against such Ceding Company indicating the Subject Policy which involves a possible liability on the part of the Reinsurer within reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership and that, during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to such Ceding Company or its liquidator, receiver, conservator or statutory successor. The expenses thus incurred by the Reinsurer shall be chargeable, subject to the Court’s approval, against such Ceding Company as part of the expense of the conservation or liquidation to the extent of a pro rata share of the benefit that may accrue to such Ceding Company solely as a result of the defense undertaken by the Reinsurer.

Article 8

REGULATORY APPROVALS

The Ceding Companies and the Reinsurer shall submit all necessary registrations, filings and notices with, and obtain all necessary consents, approvals, qualifications and waivers from, all Governmental Authorities and other parties which may be required under Applicable Law as a result of the transactions contemplated by, or to perform its respective obligations under, this Agreement. The Parties agree that where formal approval is required by any Governmental

Authority, this Agreement shall not be effective as to any and all Insurance Contracts to be reinsured hereunder in such jurisdiction until such approval is obtained. Notwithstanding the foregoing, this Agreement shall apply to all Insurance Contracts issued or to be issued in a particular jurisdiction to the extent that the Parties have agreed that no such approvals are required (including, specifically, the approval of the issuance of the Cut-Through Endorsements) or such polices are issued by or at the direction or request of the Reinsurer.

Article 9

DURATION

This Agreement shall terminate on the first anniversary of the date hereof and shall not otherwise be subject to termination except (i) by written agreement between Reinsurer and the Ceding Companies on the date indicated by such agreement, after receipt of any required approval from Government Authorities, (ii) by written notice by the Reinsurer to the Ceding Companies following the termination of the Merger Agreement, (iii) upon the execution of the MGA Agreement, (iv) ten (10) days following written notice by Reinsurer to the Ceding Companies, if any Ceding Company shall fail to remit to Reinsurer any Premium collected by such Ceding Company, unless such Premium is remitted within such ten (10) day period, (v) thirty (30) days following written notice by Reinsurer or the Ceding Companies, on the one hand, to the Ceding Companies or Reinsurer, on the other hand, if the Party receiving such notice shall default in the performance of any of its material obligations hereunder (other than the default described in subsection (iv)), unless such default, if curable, is cured within such thirty (30) day period and (vi) upon the expiration of all liability on all Insurance Contracts and the complete performance by Reinsurer and the Ceding Companies of all obligations and duties arising under this Agreement; provided that, unless otherwise agreed by the Parties, following termination of this Agreement pursuant to clauses (ii) through (vi) above, no further Subject Business will be ceded to Reinsurer, no Ceding Company will issue further Cut-Through Endorsements, Reinsurer shall remain liable hereunder with respect to Insurance Contracts issued prior to such termination and Ceding Companies shall remain obligated to service, administer and manage the Insurance Contracts and Claims thereunder in accordance with the terms of this Agreement.

Article 10

FOLLOW THE FORTUNES

The Reinsurer’s liability shall attach simultaneously with that of each Ceding Company and shall be subject in all respects to the same risks, original terms and conditions, interpretations, waivers, and to the same cancellation of the Insurance Contracts as such Ceding Company is subject to, the true intent of this Agreement being that the Reinsurer shall, in every case to which this Agreement applies, follow the fortunes and follow the settlements of such Ceding Company.

Article 11

INDEMNIFICATION

Section 11.1 Indemnification.

(a) Subject to the provisions of this Agreement, each Ceding Company agrees to indemnify and hold the Reinsurer and its Affiliates, predecessors, successors and assigns (and their respective officers, directors, employees and agents) harmless from and against and in respect of all Damages resulting from or relating to a breach by such Ceding Company of any covenant or agreement of such Ceding Company in this Agreement and to be performed post-Closing.

(b) Subject to the provisions of this Agreement, the Reinsurer agrees to indemnify and hold each Ceding Company and its Affiliates, predecessors, successors and assigns (and their respective officers, directors, employees and agents) harmless from and against and in respect of all Damages, resulting from or relating to a breach by the Reinsurer of any covenant or agreement of the Reinsurer in this Agreement.

Article 12

MISCELLANEOUS

Section 12.1 Notices. All notices, requests, demands and other communications hereunder shall be given in writing and shall be: (a) personally delivered; (b) sent by telecopier, facsimile transmission or other electronic means of transmitting written documents; or (c) sent to the Parties at their respective addresses indicated herein by registered or certified U.S. mail, return receipt requested and postage prepaid, or by private overnight mail courier service. The respective addresses to be used for all such notices, demands or requests are as follows:

(a)	If to a Ceding Company, to:

Tower Group International, Ltd.
120 Broadway (31st fl)
New York, NY 10271
	Attention:	Bill Hitselberger
	Facsimile:	(212) 202-3987
E-mail: bhitselberger@twrgrp.com

or to such other person or address as the Ceding Company shall furnish to the Reinsurer in writing.

(b)	If to the Reinsurer, to:

Technology Insurance Company, Inc.
59 Maiden Lane, 43rd fl
New York, NY 10038
Attn: Stephen Ungar, Esq.
Facsimile No.: (212) 220-7130
E-mail: Steve.Ungar@amtrustgroup.com

or to such other person or address as the Reinsurer shall furnish to the Ceding Companies in writing.

If personally delivered, such communication shall be deemed delivered upon actual receipt; if electronically transmitted pursuant to this paragraph, such communication shall be deemed delivered the next business day after transmission (and sender shall bear the burden of proof of delivery); if sent by overnight courier pursuant to this paragraph, such communication shall be deemed delivered upon receipt; and if sent by U.S. mail pursuant to this paragraph, such communication shall be deemed delivered as of the date of delivery indicated on the receipt issued by the relevant postal service, or, if the addressee fails or refuses to accept delivery, as of the date of such failure or refusal. Any Party to this Agreement may change its address for the purposes of this Agreement by giving notice thereof in accordance with this Section.

Section 12.2 Assignment; Parties in Interest.

(a) Assignment. Except as expressly provided herein, the rights and obligations of a Party hereunder may not be assigned, transferred or encumbered without the prior written consent of the other Party.

(b) Parties in Interest. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and permitted assigns. Except as provided in Section 11.1, nothing contained herein shall be deemed to confer upon any other Person any right or remedy under or by reason of this Agreement (other than pursuant to a Cut-Through Endorsement).

Section 12.3 Waivers and Amendments; Preservation of Remedies. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by each of the Parties or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right, power, remedy or privilege, nor any single or partial exercise of any such right, power, remedy or privilege, preclude any further exercise thereof or the exercise of any other such right, remedy, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any Party may otherwise have under Applicable Law or in equity.

Section 12.4 Governing Law; Venue. This Agreement shall be construed and interpreted according to the internal laws of the State of New York excluding any choice of law rules that may direct the application of the laws of another jurisdiction. The Parties hereby stipulate that any action or other legal proceeding arising under or in connection with this Agreement may be commenced and prosecuted in its entirety in the federal or state courts sitting in New York, New York, each Party hereby submitting to the personal jurisdiction thereof, and the Parties agree not to raise the objection that such courts are not a convenient forum. Process and pleadings mailed to a party at the address provided in Section 12.1 shall be deemed properly served and accepted for all purposes.

Section 12.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 12.6 Entire Agreement; Merger. This Agreement, and any exhibits, schedules and appendices attached hereto and thereto together constitute the final written integrated expression of all of the agreements among the Parties with respect to the subject matter hereof and is a complete and exclusive statement of those terms, and supersede all prior or contemporaneous, written or oral, memoranda, arrangements, contracts and understandings between the Parties relating to the subject matter hereof. No addition to or modification of any provision of this Agreement shall be binding upon either Party unless embodied in a dated written instrument signed by both Parties.

Section 12.7 Exhibits and Schedules. All exhibits, schedules and appendices are hereby incorporated by reference into this Agreement as if they were set forth at length in the text of this Agreement.

Section 12.8 Headings. The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.

Section 12.9 Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under Applicable Law or regulations, that provision shall not apply and shall be omitted to the extent so contrary, prohibited, or invalid; but the remainder of this Agreement shall not be invalidated and shall be given full force and effect insofar as possible.

Section 12.10 Expenses. Regardless of whether or not the transactions contemplated in this Agreement are consummated, each of the Parties shall bear their own expenses and the expenses of its counsel and other agents in connection with the transactions contemplated hereby.

Section 12.11 Currency. The currency of this Agreement and all transactions under this Agreement shall be in United States Dollars.

Section 12.12 Separate Agreements. This Agreement shall be considered to be a separate agreement between each Ceding Company and the Reinsurer, and all accountings and settlements shall be on a Ceding Company-by-Ceding Company basis.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first written above.

CEDING COMPANIES:

TOWER INSURANCE COMPANY OF NEW YORK

By	/s/ Elliot S. Orol

Title	SVP

CASTLE POINT NATIONAL INSURANCE COMPANY

By	/s/ Elliot S. Orol

Title	SVP

TOWER NATIONAL INSURANCE COMPANY

By	/s/ Elliot S. Orol

Title	SVP

HERMITAGE INSURANCE COMPANY

By	/s/ Elliot S. Orol

Title	SVP

CASTLE POINT FLORIDA INSURANCE COMPANY

By	/s/ Elliot S. Orol

Title	SVP

Signature Page

KODIAK INSURANCE COMPANY

By	/s/ Elliot S. Orol

Title	SVP

NORTH EAST INSURANCE COMPANY

By	/s/ Elliot S. Orol

Title	SVP

YORK INSURANCE COMPANY OF MAINE,

By	/s/ Elliot S. Orol

Title	SVP

MASSACHUSETTS HOMELAND INSURANCE COMPANY,

By	/s/ Elliot S. Orol

Title	SVP

PRESERVER INSURANCE COMPANY

By	/s/ Elliot S. Orol

Title	SVP

CASTLE POINT INSURANCE COMPANY,

By	/s/ Elliot S. Orol

Title	SVP

REINSURER:

TECHNOLOGY INSURANCE COMPANY, INC.

By	/s/ Steven Ungar

Title	Senior VP, Secretary and General Counsel

Exhibit A

[Intentionally Omitted]

Exhibit A

Exhibit B

Endorsement No.

CUT-THROUGH ENDORSEMENT

This Endorsement is made by and between Technology Insurance Company, Inc. (the “Reinsurer”) and [Tower Affiliate] (the “Company”) for the benefit of the Insured named below with regard to Policy No.      issued by the Company, to the Insured named below (the “Policy”)

Effective Date of This Endorsement:

Effective Date of Policy:

Name Insured:

The Reinsurer and the Company agree as follows:

In the event that the Company is declared insolvent by a court of competent jurisdiction and is unable to pay a loss(es) under the Policy occurring on or after the Effective Date of this Endorsement (a “Covered Loss”), (A) the Reinsurer will be liable to the Insured for such Covered Loss and will make payment directly to the Insured, subject to the terms, limits and conditions contained in the Policy, (B) the Reinsurer shall be subrogated to all rights of the Insured and the Company to the extent of such payment, and (C) the Insured will have a direct right of action against the Reinsurer for amounts payable under the Policy with respect to such Covered Loss.

New York, NY	New York, NY

This day of , 2014	This day of , 2014

[TOWER AFFILIATE]	TECHNOLOGY INSURANCE COMPANY, INC.

By:	By:

Title:	Title:

Exhibit B

Exhibit C

Reported Claims

Each Ceding Company will provide prompt notice via electronic transmission (or as otherwise directed by Reinsurer) to the Reinsurer or its designee of all Claims where or in connection with:

1. The total loss reserve is $250,000 or greater;

2. amputations requiring a prosthesis;

3. brain damage affecting mentality or central nervous system (such as permanent disorientation, behavior disorder, personality change, seizures, motor deficit, inability to speak, hemiplegia or unconsciousness);

4. blindness;

5. burns (a) of the 3rd degree involving over 30% of body, (b) of the 2nd degree involving 50% of the body or (c) that are electrical and involve any of the following: internal injury, amputations, spinal cord damage and brain injury;

6. multiple fractures involving one or more members or non-union;

7. fracture of both heels (bilateral oscalis fractures);

8. massive internal injury affecting body organs;

9. any injury resulting in permanent total disability;

10. fatalities;

11. any other serious injury;

12. each claim or loss where there is continuous lost time in excess of four (4) years and which has not been previously reported to Reinsurer;

13. receipt of any suit or demand that seeks extra-contractual damages;

14. the following injuries are identified: fatalities, brain injury damage affecting mentality or central nervous system, spinal cord injury involving loss of mobility, significant burns or massive internal injury;

15. such Claims are reported 60 days or longer after the date of Loss;

Exhibit C

16. any reported fire Loss (a) when the total insured value of the structure is more than $5,000,000, (b) when a cause and origin investigator is appointed or (c) when the policy involves financial Losses; and

17. any suspected fraudulent Claim or Loss due to fraud.

Exhibit C-2

Exhibit D

Loss Fund Account Procedures

In addition to the direction expressly set forth in the Agreement, the Ceding Companies (collectively, the “Claims Administrator”) agree to comply with the following procedures (the “Loss Fund Account Procedures”). In the event of any conflict between the Loss Fund Account Procedures and the Agreement, the Agreement shall govern.

Where the following procedure directs Claims Administrator to report to Reinsurer, such report should be directed to a person to be designated in writing by the Reinsurer.

I.	CLAIM LOSS FUND ACCOUNT PROCEDURES

A.	Reinsurer will fund the Claim Loss Fund Account. The Claim Loss Fund Account will be funded in an amount that the Claims Administrator and Reinsurer agree is necessary for the purpose of paying Claims and Loss Adjustment Expenses under the Subject Policy(ies).

B.	The Loss Fund Account will be established by the Claims Administrator in Reinsurer’s name; will be funded by Reinsurer; and will be administered, monitored and maintained by the Claims Administrator at such bank approved from time to time by Reinsurer, said account being exclusively dedicated to purpose described in subsection I.A. immediately preceding. The account name will be “Tower Insurance Claims Fund FBO [Reinsurer Name]”. Reinsurer will be authorized by Claims Administrator to designate up to four Authorized Check Signers on the account. Claims Administrator is responsible for all administration or banking fees charged to the escrow account. The deposits of funds in such bank shall be insured by the Bank Insurance Fund or the Savings Associations Insurance Fund of the Federal Deposit Insurance Corporation.

Claims Administrator shall maintain such account in a fiduciary capacity separate and apart from any operating or other funds of Claims Administrator, and separate and apart from any other funds maintained by Claims Administrator on behalf of any other entity or person. The Claims Administrator shall not change the bank where the Loss Fund Account(s) is maintained without the prior written approval of Reinsurer. The account will be established with Positive Pay unless otherwise approved in writing by Reinsurer.

C.	At the inception of the Policy(ies) and at the beginning of each month, the amount of the Loss Fund Account will equal an amount which represents a good faith estimate by Reinsurer of the number of days and expected paid Claims and Loss Adjustment Expenses. The initial amount of the Loss Fund Account will be determined and deposited by Reinsurer.

D.	Claims Administrator and Reinsurer will review the amount of this Loss Fund Account periodically to determine the adequacy of the fund to cover a good faith estimate of the number of days of expected paid claims (including paid Loss Adjustment Expenses), and Claims Administrator will provide Reinsurer with a quarterly cash flow forecast in a form and manner to be agreed upon. Notwithstanding the procedure above, Reinsurer will also monitor the adequacy of the Claim Loss Fund Account and, when necessary, request to adjust the deposit to maintain the revised indicated needed amount. Reinsurer will advise Claims Administrator when the minimum amount is to be changed.

E.	Claims Administrator will administer and maintain the Claim Loss Fund Account and reconcile the account monthly.

F.	Claims Administrator will provide a report to Reinsurer by the tenth (10) business day of each month which indicates monthly, in arrears, a reconciliation of the claim Loss Fund Account, with the following information:

1.	The previous closing account balance for the Claim Loss Fund Account;

2.	Deposits made to the Claim Loss Fund Account during the month;

3.	Itemization and application of the month’s disbursements by location, check number, claim number and payment amount;

4.	The Claim Loss Fund Account balance to the end of the month; and,

5.	A Reconciliation of the Loss Run Inception-To-Date to the Total Loss Funding and Ending Escrow Claim Loss Fund Account Balance in a format acceptable to Reinsurer.

From time to time, Reinsurer may request Claims Administrator to provide additional summary or detail reports in printout or electronic format.

G.	If the Agreement is terminated Claims Administrator shall monitor and administer the Claim Loss Fund Account until all liabilities under the Policy(ies) have been resolved or completely paid.

H.	Claims Administrator shall have no investment authority, or responsibility to Reinsurer with respect to funds deposited in the Claim Loss Fund Account.

I.	Claims Administrator shall handle all correspondence, transactions and instruments of payment in a manner that complies with all regulations concerning the use of bank accounts. All Claim payments will be made in Claims Administrator’s name, on Reinsurer’s behalf.

II.	LOSS PAYMENT PROCEDURE

A.	Claimants must be paid for covered claims in accordance with regulatory requirements. For purposes of this paragraph A., the term “Claimants” means individuals or organizations that make a Claim under the Policy(ies).

B.	Claims Administrator will establish procedures to make timely payments (within agreed to and statutory time frames) of qualified loss when due, and shall have the authority to commit funds from the Claim Loss Fund Account. Drafts or checks should be issued in a timely manner and in accordance with the applicable rules, regulations and laws applicable of the jurisdiction(s) involved.

C.	Claims Administrator will retain copies of, or facsimile copies of, checks for seven (7) years from the date of bank clearance.

Annex G

PERSONAL LINES CUT-THROUGH

QUOTA SHARE REINSURANCE AGREEMENT

BY AND AMONG

TOWER INSURANCE COMPANY OF NEW YORK,

CASTLE POINT NATIONAL INSURANCE COMPANY,

TOWER NATIONAL INSURANCE COMPANY,

HERMITAGE INSURANCE COMPANY,

CASTLE POINT FLORIDA INSURANCE COMPANY,

KODIAK INSURANCE COMPANY,

NORTH EAST INSURANCE COMPANY,

YORK INSURANCE COMPANY OF MAINE,

MASSACHUSETTS HOMELAND INSURANCE COMPANY,

PRESERVER INSURANCE COMPANY

AND

CASTLE POINT INSURANCE COMPANY,

as Ceding Companies,

AND

INTEGON NATIONAL INSURANCE COMPANY,

as Reinsurer

i

ii

Section 12.10.	Expenses	22
Section 12.11.	Currency	22
Section 12.12.	Separate Agreements	22

iii

PERSONAL LINES CUT-THROUGH

QUOTA SHARE REINSURANCE AGREEMENT

THIS PERSONAL LINES CUT-THROUGH QUOTA SHARE REINSURANCE AGREEMENT (this “Agreement”) is entered into as of January 3, 2014 by and among TOWER INSURANCE COMPANY OF NEW YORK, an insurance company organized under the laws of New York, CASTLE POINT NATIONAL INSURANCE COMPANY, an insurance company organized under the laws of Illinois, TOWER NATIONAL INSURANCE COMPANY, an insurance company organized under the laws of Massachusetts, HERMITAGE INSURANCE COMPANY, an insurance company organized under the laws of New York, CASTLE POINT FLORIDA INSURANCE COMPANY, an insurance company organized under the laws of Florida, KODIAK INSURANCE COMPANY, an insurance company organized under the laws of New Jersey, NORTH EAST INSURANCE COMPANY, an insurance company organized under the laws of Maine, YORK INSURANCE COMPANY OF MAINE, an insurance company organized under the laws of Maine, MASSACHUSETTS HOMELAND INSURANCE COMPANY, an insurance company organized under the laws of Massachusetts, PRESERVER INSURANCE COMPANY, an insurance company organized under the laws of New Jersey, and CASTLE POINT INSURANCE COMPANY, an insurance company organized under the laws of New York (the “Ceding Companies” and, each a “Ceding Company”), and INTEGON NATIONAL INSURANCE COMPANY, an insurance company organized under the laws of North Carolina (the “Reinsurer”) (collectively, the “Parties”).

WHEREAS, this Agreement is being entered into in connection with that certain Merger Agreement of even date herewith by and between Tower Group International, Ltd. (“Tower”), ACP Re. Ltd. (“ACP Re”) and Merger Sub (the “Merger Agreement”) whereby Merger Sub is merging with and into Tower with Tower surviving such merger and related transactions by which National General Holdings Corporation shall acquire the renewal rights to all of Tower’s Personal Lines Business (as defined herein);

WHEREAS, as more particularly set forth herein, the Ceding Companies and the Reinsurer wish to enter into a quota share arrangement pursuant to which the Reinsurer will reinsure (i) all Losses with respect to the Subject Policies written by the Ceding Companies in accordance with the terms hereof on or after the Effective Time and (ii) Losses occurring on or after the Effective Time with respect to the Included Existing Contracts.

NOW, THEREFORE, in consideration of the mutual and several promises and undertakings herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

Article 1

DEFINITIONS

Section 1.1 Defined Terms.

The following terms shall have the respective meanings specified below throughout this Agreement.

“ACP Re” has the meaning set forth in the Recitals.

“Actual UPR Transfer Amount” has the meaning set forth in Section 3.1(a)(iii).

“Agreement” has the meaning set forth in the first paragraph.

“Affiliate” (and, with a correlative meaning, “Affiliated”) means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person. As used in this definition, “control” (including, with correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract, as trustee or executor, or otherwise).

“Alternative Accountants” has the meaning set forth in Section 3.1(a)(iv).

“Applicable Law” means any applicable order, law, statute, regulation, rule, pronouncement, ordinance, bulletin, writ, injunction, directive, judgment, decree, principle of common law, constitution or treaty enacted, promulgated, issued, enforced or entered by any Governmental Authority applicable to the parties hereto, or any of their respective businesses, properties or assets.

“Ceding Commission” means amounts payable to the Ceding Companies by the Reinsurer equal to:

(a) the Commission Percentage of Premiums collected by or remitted to the Reinsurer following the Effective Time, settled up as between the Parties as part of the monthly reporting pursuant to Section 3.4;

(b) with respect to the Unearned Premium Reserve, the Commission Percentage of the Unearned Premium Reserves transferred on the UPR Transfer Date, payable as follows:

(i) on the UPR Transfer Date, the Initial UPR Ceding Commission; and

(ii) following determination of the final Actual UPR Transfer Amount, as determined pursuant to Section 3.1(a)(iv) below, if such final Actual UPR Transfer Amount is greater than the Initial UPR Transfer Amount, the Commission Percentage of the UPR Adjustment, payable following receipt of the UPR Adjustment Amount from the Ceding Companies; and

(c) the Claims Service Expenses incurred by the Ceding Companies during the term of this Agreement with respect to the Insurance Contracts, not to exceed 4.00% of the sum of Premiums collected following the Effective Time and the Unearned Premium Reserves transferred to the Reinsurer as of the UPR Transfer Date, after giving effect to the UPR Adjustment, settled up as between the Parties as part of the monthly reporting pursuant to Section 3.4.

“Claim” and “Claims” means any and all claims, requests, demands or notices made by or on behalf of policyholders, beneficiaries or third party claimants for the payment of Losses and any other amounts due or alleged to be due under or in connection with the Insurance Contracts.

“Claims Service Expenses” means unallocated loss adjustment expenses incurred by the Ceding Company in servicing the Claims under or covered by the Insurance Contracts and/or coverage actions under or covered by the Insurance Contracts including, but not limited, to, salaries and expenses of claims department employees and office and other overhead expenses.

“Closing Date” means the date hereof.

“Commission Percentage” means (a) twenty percent (20%), or (b) in the event the Merger Agreement is terminated by ACP Re other than for a material breach of the Merger Agreement by Tower, twenty-five percent (25%), with any increase in the Commission Percentage taking effect as to Ceding Commissions with respect to Premiums written on or after such termination.

“Cut-Through Endorsement” means an endorsement in the form of Exhibit B attached hereto.

“Damages” means all damages, losses, liabilities and expenses (including reasonable attorneys’ fees and reasonable expenses of investigation in connection with any action, suit or proceeding).

“Effective Time” means 12:01 a.m. Eastern Time on January 1, 2014.

“Estimated Exising Contract UPR” has the meaning set forth in Section 3.1(a)(ii).

“Excluded Contracts” means such insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance as set forth or described on a schedule (the “Excluded Contract Schedule”) that will be provided by the Reinsurer to Tower on or before the end of the UPR Review Period.

“Excluded Contract Schedule” has the meaning set forth in the definition of “Excluded Contracts”.

“Existing Contracts” means all insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance, including all supplements, riders and endorsements issued or written in connection therewith and extensions thereto, as to the Personal Lines Business, in-force as of the Effective Time, issued, renewed, or written by or on behalf of the Company prior to the Effective Time.

“Governmental Authority” means any foreign, domestic, federal, territorial, state or local U.S. or non-U.S. governmental authority, quasi-governmental authority, instrumentality, court or government, self-regulatory organization, commission, tribunal or organization or any political or other subdivision, department, branch or representative of any of the foregoing.

“Included Existing Contracts” means the Existing Contracts, except for the Excluded Contracts.

“Initial UPR Ceding Commission” means the Commission Percentage of the Initial UPR Transfer Amount.

“Initial UPR Transfer Amount” has the meaning set forth in Section 3.1(a)(ii).

“Insurance Contracts” means the Included Existing Contracts and the Subject Policies.

“Inuring Reinsurance” means all reinsurance agreements, treaties and contracts entered into by the Ceding Companies with respect to the Insurance Contracts to the extent that such reinsurance agreements, treaties and contracts provide reinsurance coverage for the Insurance Contracts.

“Inuring Reinsurance Costs” means any ceded premium or premium deposit paid or payable by a Ceding Company for Inuring Reinsurance.

“Loss Adjustment Expenses” means expenses incurred by or on behalf of the a Ceding Company to Persons not Affiliates of any Ceding Company or employees thereof related to the investigation, appraisal, adjustment, litigation, defense or appeal of Claims under or covered by the Insurance Contracts and/or coverage actions under or covered by the Insurance Contracts but not including the Ceding Companies’ overhead, however the Ceding Company’s expenses and costs for the employed attorneys and other legal personnel of the Ceding Company or its affiliates when engaged in the defense of claims under or covered by the Insurance Contracts and/or coverage actions under or covered by the Insurance Contracts shall be included as Loss Adjustment Expenses.

“Loss Fund Account” means a separate bank account described in Article 4(h) and the Loss Fund Account Procedures.

“Loss Fund Account Procedures” shall mean those procedures attached as Exhibit D hereto.

“Losses” shall mean (i) liabilities and obligations to make payments to policyholders, beneficiaries and/or other third party claimants under the Insurance Contracts excluding, for avoidance of doubt, liabilities or assessments arising from a Ceding Company’s participation, if any, in any voluntary or involuntary pools, guaranty funds, or other types of government-sponsored or government-organized insurance funds); (ii) all Loss Adjustment Expenses including, without limitation, in each instance (A) all liabilities for consequential, exemplary, punitive or similar extra contractual damages, or for statutory or regulatory fines or penalties, or for any loss in excess of the limits arising under or covered by any Insurance Contract, and (B) court costs accrued prior to final judgment, prejudgment interest or delayed damages and interest accrued after final judgment and (iii) all Claims Servicing Expenses. Notwithstanding the foregoing, “Losses” shall not include any liabilities or obligations incurred by or on behalf of a Ceding Company (x) as a result of any grossly negligent, willful, fraudulent and/or criminal act by the Ceding Company or any of its Affiliates or any of their respective officers, directors, employees or agents following the Effective Time, or (y) under an Existing Policy for a Loss occurring prior to the Effective Time. Losses shall be net of all Inuring Reinsurance paid or payable to or for the benefit of a Ceding Company, whether or not collected by the Ceding Company.

“Merger Agreement” has the meaning set forth in the Recitals.

“Merger Sub” means the subsidiary of ACP Re that will merge with Tower pursuant to the Merger Agreement.

“MGA Agreement” has the meaning set forth in Section 6.4.

“Parties” has the meaning set forth in the first paragraph.

“Person” shall mean any individual, corporation, partnership, firm, joint venture, association, joint-stock company, limited liability company, trust, estate, unincorporated organization, Government Authority or other entity.

“Personal Lines Business” means all insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance, including all supplements, riders, endorsements, renewals and extensions for personal automobile liability and personal physical damage, homeowners, personal excess and personal umbrella coverage issued by the Ceding Companies.

“Premium(s)” means all gross written premium(s), considerations, deposits, premium adjustments, fees and similar amounts related to the Insurance Contracts, less cancellation and return premiums.

“Premium Bordereaux” has the meaning set forth in Section 3.4.

“Reinsurer” has the meaning set forth in the first paragraph.

“Subject Policies” means all insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance, including all supplements, riders, endorsements, renewals and extensions as to the Personal Lines Business issued by the Ceding Companies or any Ceding Company following the Effective Time pursuant to the Underwriting Guidelines or pursuant to written consent of the Reinsurer.

“Taxes” (or “Tax” as the context may require) means all United States federal, state, county, local, foreign and other taxes (including, without limitation, income taxes, payroll and employee withholding taxes, unemployment insurance, social security taxes, premium taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, ad valorem taxes, severance taxes, capital property taxes and import duties), and includes interest, additions to tax and penalties with respect thereto, whether disputed or not.

“Tower” has the meaning set forth in the Recitals.

“Underwriting Guidelines” means the underwriting and eligibility guidelines and procedures in effect as of the date hereof, without any change unless consented to in writing by the Reinsurer. On and after the date hereof, upon at least five (5) days written notice to Tower, the Reinsurer may make such changes to the Underwriting Guidelines as it shall determine in its sole discretion; provided that no such change shall require the Ceding Companies to issue a new product or to change their existing commission structure.

“Unearned Acquisition Costs” means an amount equal to the actual out-of-pocket expenses incurred by the Ceding Companies, attributable solely to the unearned portion of Premiums paid or payable prior to, on or after the Effective Time on the Included Existing Contracts, to persons who are not Affiliates of the Ceding Companies to acquire the Included Existing Contracts, including all commissions and brokerage payments and any adjustments thereto.

“Unearned In-Force Inuring Reinsurance Costs” means an amount equal to the unearned portion (calculated using the daily pro rata method) of any premium or premium deposit paid or payable by the Ceding Companies prior to, on or after the Effective Time for Inuring Reinsurance attributable to the Included Existing Contracts that shall not have been paid by the Reinsurer or one of its Affiliates.

“Unearned Premium Reserves” means the gross liability as of the Effective Time for the amount of collected Premium corresponding to the unexpired portion of all Included Existing Contracts, less the corresponding Unearned Acquisition Costs and Unearned In-Force Inuring Reinsurance Costs on such collected Premium, in each case calculated using the daily pro rata method in a manner consistent with the Ceding Companies’ quarterly financial statements dated as of September 30, 2013, prepared in accordance with statutory accounting practices and subject to any applicable Premium, commission or brokerage adjustments prior to or after the Effective Time pursuant to the underlying terms and conditions of any Insurance Contract or agent or broker contract related thereto, which adjustments shall be accounted for and settled as between the Parties as part of the monthly reporting pursuant to Section 3.4.

“UPR Review Period” means the period beginning on the Closing Date and ending on 11:59 p.m. on the tenth business day following the Closing Date.

“UPR Transfer Date” has the meaning set forth in Section 3.1(a)(ii)

“UPR True Up Report” has the meaning set forth in Section 3.1(a)(iii).

“UPR Adjustment” has the meaning set forth in Section 3.1(a)(v).

Article 2

BASIS OF REINSURANCE AND BUSINESS REINSURED

Section 2.1 Underwriting of Subject Policies; Identification of Excluded Contracts.

(a) Each Ceding Company agrees that each Subject Policy reinsured hereunder shall be underwritten in all respects in accordance with the Underwriting Guidelines in effect as of the date of issuance of such Subject Policy or approved in writing by the Reinsurer.

The Ceding Company shall be entitled to issue a Cut-Through Endorsement (i) on or after the Effective Time, as to each Subject Policy and (ii) following the end of the UPR Review Period, as to each Existing Contract with respect to Losses occurring after the Effective Time. Any interest of the Ceding Companies in renewal rights and expirations relating to the Insurance Contracts shall be retained by the Ceding Companies.

(b) During the UPR Review Period, the Ceding Companies shall provide the Reinsurer access to such records, reports and information with respect to the Unearned Premium Reserve and Existing Contracts for the purpose of determining the Existing Contracts, which are Excluded Contracts. On or before the end of the UPR Review Period, the Reinsurer shall provide the Ceding Companies a list of Excluded Contracts.

Section 2.2 Insurance Contracts.

(a) From and after the Effective Time, each Ceding Company hereby cedes, and the Reinsurer hereby assumes, one hundred percent (100%) of all Losses (a) for which such Ceding Company is liable in respect of the Subject Policies, and (b) occurring following the Effective Time for which such Ceding Company is liable in respect of Included Existing Contracts.

(b) In the event the Reinsurer makes an indemnity payment on behalf of an Ceding Company directly to any policyholder, insured or third party pursuant to any Insurance Contract that pays, in full or in part, a Loss, cost or expense under such Insurance Contract, such payment satisfies and extinguishes any and all obligation of the Reinsurer hereunder to indemnify a Ceding Company for such Loss, cost or expense to the extent of such payment. In no event shall the Reinsurer be obligated hereunder to indemnify with respect to any Loss, cost or expense under an Insurance Contract for an amount in excess of such Loss, cost or expense.

(c) In the event that the unearned premium reserve of the Ceding Companies with respect to the Excluded Contracts is more than forty percent (40%) of the unearned premium reserve of the Ceding Companies with respect to the Existing Contracts, in each case as of the Effective Time and as reasonably determined by the Ceding Companies in accordance with the definition of Unearned Premium Reserves, the Ceding Companies may, upon written notice to the Reinsurer delivered within ten (10) business days of Tower’s receipt of the Excluded Contracts Schedule, elect to exclude all Existing Contracts from this Agreement, in which case there shall be no Included Existing Contracts.

Article 3

PAYMENTS, OFFSET, AND SECURITY

Section 3.1 Premium.

(a) Unearned Premium Reserves and Premiums.

(i) As full premium for the Included Existing Contracts ceded under this Agreement, the Ceding Companies shall transfer to the Reinsurer (A) all of the Unearned Premium Reserves held by the Company relating to such ceded business, net of Ceding Commission, and (B) all Premiums collected by or on behalf of the Ceding Companies on account of the Included Existing Contracts on or after the date hereof, to the extent unearned as of the date hereof.

(ii) Unless an election to exclude Existing Contracts shall have been made pursuant to Section 2.2(c), on the eleventh (11th) business day following the delivery of the Excluded Contract Schedule (the “UPR Transfer Date”), the Ceding Companies shall remit to the Reinsurer by wire transfer of immediately available funds an amount (the “Initial UPR Transfer Amount”) equal to the Ceding Companies’ reasonable estimate of the Unearned Premium Reserves for the Included Existing Contracts as of the Effective Time, net of the Initial UPR Ceding Commission and net of uncollected premium balances due on such Unearned Premium Reserves.

(iii) Within ninety (90) days following the UPR Transfer Date, Tower shall recalculate the amounts specified in Section 3.1(a)(ii) considering the post-UPR Transfer Date information available to the Parties (such calculations resulting in the calculation of the “Actual UPR Transfer Amount”) and, if different from the Initial UPR Transfer Amount, Tower shall send to the Reinsurer its computation of the Actual UPR Transfer Amount together with its work papers used to compute the same (the “UPR True Up Report”). In the event of the failure of Tower to deliver the UPR True Up Report within the time period specified herein, the Reinsurer shall be entitled to prepare and deliver to Tower the UPR True Up Report within one hundred eighty (180) days following the UPR Transfer Date. Tower shall consult with the Reinsurer in the course of preparing the UPR True Up Report and shall afford the Reinsurer and its designees access to the Ceding Companies’ books and records in accordance with Section 3.4(d) until the final Actual UPR Transfer Amount and the UPR Adjustment are finally determined pursuant to this Section 3.1(a).

(iv) Within ten (10) days following Tower’s or the Reinsurer’s, as applicable, receipt of the UPR True Up Report, the Parties shall confer in good faith with regard to the Actual UPR Transfer Amount and, if necessary, an appropriate adjustment shall be made to the amounts due or payable pursuant to this Section 3.1(a) as agreed upon by the Parties. If the Parties are unable to agree on the Actual UPR Transfer Amount within twenty (20) days of Tower’s receipt of the UPR True Up Report, “Alternative Accountants,” whose decision on the matter shall be binding on the Parties, shall be designated by agreement between Tower and the Reinsurer. If the Parties fail to agree on the selection of the Alternative Accountants, the Alternative Accountants shall be selected by mutual agreement of each of Tower’s and the Reinsurer’s outside independent auditors. The Alternative Accountants shall conduct such analysis as they deem appropriate, during a period not to exceed thirty (30) days after they are selected, to determine the amounts which they conclude should have been reflected in the UPR True Up Report and shall issue their decision (which shall be rendered in writing and shall specify the reasons for the decision) within fifteen (15) days after the conclusion of their analysis. The Alternative Accountants’ decision shall include a determination of the Actual UPR Transfer Amount, the amounts which they have determined should be used for the UPR True Up Report and a determination of the UPR Adjustment (as that term is defined in Section 3.1(a)(v)) due to the Reinsurer or the Ceding Companies, as the case may be. Each Party shall make available to the other Party and the Alternative

Accountants such work papers as may be reasonably necessary to calculate the Actual UPR Transfer Amount and UPR Adjustment under this Section 3.1(a)(iv). No Party shall have any ex parte discussions or communications, directly or indirectly, with the Alternative Accountants regarding the subject matter of a dispute arising under this Section 3.1(a)(iv), unless the Party seeking such discussions or communications first obtains the other Party’s written consent to such ex parte contact with the Alternative Accountants. For the avoidance of doubt, in the event of any dispute with respect to the UPR True Up Report, such dispute shall be governed by this Section 3.1(a)(iv) and the procedures set forth herein, and not by the provisions of Section 12.4.

(v) On the fifth (5th) business day following the mutual written agreement of Tower and the Reinsurer to, or the determination by the Alternative Accountants of, the final Actual UPR Transfer Amount, if the premium required under this subsection (a) using such final Actual UPR Transfer Amount exceeds the Initial UPR Transfer Amount, the Ceding Companies shall remit funds to the Reinsurer equal to the difference, and if the premium so calculated is less than the Initial UPR Transfer Amount, the Ceding Companies shall be paid such difference by the Reinsurer, net of the Ceding Commission paid on such difference (the amount so transferred being herein called the “UPR Adjustment”).

(b) Subject Policies. As premium for the Subject Policies ceded under this Agreement, each Ceding Company shall pay to the Reinsurer one hundred percent (100%) of the Premiums collected that are attributable to the Subject Policies for coverage following the Effective Time, less Inuring Reinsurance Costs.

(c) Ceding Commission. The Reinsurer shall pay the Ceding Commission with respect to the collected Premium.

Section 3.2 Offset Rights.

Each Party shall have, and may exercise at any time and from time to time, the right to offset any balance or balances due to the other Parties arising under this Agreement, and regardless of whether on account of Losses, Premiums, Ceding Commission or Inuring Reinsurance Costs, related to or arising under the Insurance Contracts; provided, however, that in the event of the insolvency of a Party hereto or any of its Affiliates, offsets shall only be allowed in accordance with the provisions of Applicable Law.

Section 3.3 Premiums for Insurance Contracts

(a) The Reinsurer is authorized to collect Premiums for the Insurance Contracts from policyholders and producers of a Ceding Company and may deposit such Premiums directly into one or more accounts designated by, and issued in the name of, the Reinsurer. The Ceding Companies shall direct policyholders and producers to make all Premium payments payable with respect to Insurance Contracts directly to Reinsurer. To the extent any Premiums are collected directly by a Ceding Company, such Ceding Company shall so advise the Reinsurer and shall promptly remit them to the Reinsurer. Provided that the Reinsurer properly funds the Loss Fund Account in accordance with

Section 4(h), such remittance shall be without any reduction or offset for any Ceding Commission or Losses due to any Ceding Company or any amount due Tower or any of its Affiliates. The Reinsurer and the Ceding Companies agree to maintain accounting and operational records and books in adequate detail so as to identify the specific Insurance Contracts and policyholders of the Ceding Companies with respect to all collected Premiums and to report Premiums collected in accordance with Section 3.4(a).

(b) The Reinsurer shall: (i) timely pay any return premium, coming due under the Insurance Contracts; or (ii) pursuant to the next monthly settlement pursuant to Section 3.4, reimburse a Ceding Company for any of the foregoing amounts that are instead paid by such Ceding Company, net of the amount of Ceding Commission paid upon any such return premium. Ceding Company shall reimburse the Reinsurer for any Ceding Commission on return premium paid by Reinsurer.

(c) Notwithstanding the foregoing, the Parties recognize that Premium is remitted to the Ceding Companies by producers net of commissions due and that in such case only net Premium shall be remitted to the Reinsurer.

Section 3.4 Reports and Remittances.

(a) The Parties shall conduct monthly settlements based upon monthly bordereaux to be provided by or on behalf of the Ceding Companies evidencing the amount due or to be due in a form, and containing such detail, as is agreed to by the Parties. Each Party shall pay or credit in cash or its equivalent to the other all net amounts for which it may be liable under the terms and conditions of this Agreement within ten (10) days after receipt of each Premium Bordereaux and Inuring Reinsurance report. In connection with such monthly settlement the Ceding Companies shall:

(i) With regard to the Insurance Contracts and Cut-Through Endorsements, furnish to Reinsurer, in an electronic format the following:

(1) The Ceding Companies will prepare and submit to the Reinsurer a detailed and itemized monthly statement (the “Premium Bordereaux”) of (a) all Premiums written and Premium adjustments (whether additional or returned), (b) Premiums collected by the Ceding Company, (c) based on information provided by Reinsurer no later than the 10th day of each month (a “Premiums Collection Report”), Premiums collected by Reinsurer, and (c) Ceding Commissions payable, Ceding Commission adjustments and Ceding Commissions paid or collected by the Ceding Companies with respect to all business and transactions effective in that month no later than the 15th day of the subsequent month; provided that if reasonably required by Reinsurer, Ceding Companies shall provide the information described above and the accounts receivable aging described in subsection (ii) more frequently than monthly to the extent it is commercially practicable for them to do so.

(2) The Ceding Companies will provide a monthly account current report (the “Account Current”) to the Company no later than the 15th day of the subsequent month. The Account Current will include the following information on a per Policy basis as of the end of the given month:

a)	Policy Number;

b)	Insured;

c)	Policy Effective Date;

d)	Expiration Date;

e)	Transaction Type;

f)	Written Premium for the month;

g)	Commission respective of the written Premium noted above and payable to agents and producers unaffiliated with the Ceding Companies;

h)	Policy fee payable to persons unaffiliated with the Ceding Companies (if applicable);

i)	Claims paid;

j)	Loss Adjustment Expenses paid;

k)	Surcharges/Tax (if applicable);

l)	Net Amount Due to the Reinsurer;

m)	Outstanding balance owed to the Ceding Companies; and

n)	Installment plan and premium billed (if applicable)

(ii) Based upon the Premium Bordereaux delivered each month, the Ceding Companies will provide the Reinsurer with a monthly accounts receivable aging by Policy with such report to be received by Reinsurer within thirty (30) days of the end of the month for which the report has been prepared.

(iii) The Ceding Companies will provide Reinsurer a monthly report of underwriting activity. Such report shall include:

(1) Total Premium Written;

(2) Policies issued by named insured, including premium;

(3) Cut-Through Endorsements issued by named insured and policy number;

(4) A pricing report split by new and renewal business, including all pricing information; and

(iv) The Ceding Companies will prepare and submit to the Reinsurer a detailed and itemized monthly statement (the “Claims Bordereaux”) of all required Claims statistical information including, but not limited to, Claims and Loss Adjustment Expenses paid and outstanding reserves no later than the 15th day of the subsequent month.

(v) The Ceding Companies will prepare and submit to the Reinsurer a detailed and itemized monthly statement of premiums ceded pursuant to Inuring Reinsurance, outstanding obligations to pay such ceded premium and such ceded premium paid in each case by assuming reinsurer and treaty or agreement relating to the Inuring Reinsurance, including, if Reinsurer shall provide such information to the Ceding Companies on or before the 10th day of the month, any ceded premium paid by the Reinsurer.

From time-to-time upon reasonable written notice by Reinsurer to the Ceding Companies, Reinsurer may replace, modify or amend the procedures and reporting requirements set forth in (i) through (iv) above in good faith in order to facilitate efficient performance by the Parties of their respective obligations under this Agreement.

(b) The Ceding Companies and the Reinsurer shall furnish each other with such records, reports and information with respect to the Unearned Premium Reserve, the Actual UPR Transfer Amount, Loss Adjustment Expenses, Losses, Claims and the reinsurance contemplated hereby as may be reasonably required by the other Party to comply with any internal reporting requirements or reporting requirements of any Governmental Authority, to prepare and complete such Party’s quarterly and annual financial statements or to calculate the final Actual UPR Transfer Amount and any UPR Adjustment.

(c) If any Ceding Company or the Reinsurer receives notice of, or otherwise becomes aware of, any inquiry, investigation, proceeding, from or at the direction of a Governmental Authority, or is served or threatened with a demand for litigation, arbitration, mediation or any other similar proceeding relating to the Insurance Contracts, such Ceding Company or the Reinsurer, as applicable, shall promptly notify the other party thereof, whereupon the parties shall cooperate in good faith and use their respective commercially reasonable efforts to resolve such matter in a mutually satisfactory manner in light of all the relevant business, regulatory and legal facts and circumstances.

(d) Each Party shall have the right, through authorized representatives and upon reasonable advance notice during normal business hours, to periodically audit and inspect all books, records, and papers of the other Party solely in connection with (i) the Insurance Contracts and any reinsurance hereunder or claims in connection therewith, (ii) the performance of the claims, underwriting and other administration services pursuant to

Article 4, and (iii) the determination of the Actual UPR Transfer Amount and the UPR Adjustment. All such audits or inspections conducted by Reinsurer through its authorized representatives shall include claim systems and imaged document access, both on-site and remote. Reinsurer may appoint any Person it deems necessary to conduct such audits or inspections. Each Party shall treat the other Party’s books, records, and papers in confidence. A Party shall be permitted to conduct such audits relating to subsections (i) and (ii) above no more frequently than semi-annually.

Section 3.5 Collateral for Ceded Losses.

Without limiting the Reinsurer’s other obligations under this Section 3.6, in the event pursuant to Applicable Law of any state of the United States of America or the District of Columbia having jurisdiction over a Ceding Company, such Ceding Company is no longer able to take full reserve credit on its statutory financial statements for the reinsurance ceded to the Reinsurer without qualifying collateral therefor, the Reinsurer shall promptly agree to modifications to this Agreement so that the Reinsurer shall provide collateral for its obligations hereunder in the amount and form necessary for such Ceding Company to take full reserve credit on its statutory financial statements for the reinsurance provided hereunder on terms and conditions reasonably satisfactory to such Ceding Company and Reinsurer and in accordance with Applicable Law.

Article 4

CLAIMS, UNDERWRITING AND OTHER ADMINISTRATION

(a) The Reinsurer may, at any time, assume authority from the Ceding Companies in all matters relating to the administration of the Insurance Contracts and any Claims thereunder, including but not limited to the authority (i) to pay and adjust Claims on behalf of such Ceding Company, (ii) to communicate directly with policyholders and to collect on behalf of such Ceding Company unpaid Premiums that relate solely to the Insurance Contracts, and (iii) to handle the placement, production, underwriting, service and management of the Insurance Contracts, including without limitation the authority to (A) solicit, accept and receive submissions for Insurance Contracts or renewals of Insurance Contracts; (B) secure, at its own expense, reasonable underwriting information through reporting agencies or other appropriate sources relating to each submission; (C) issue, renew and countersign. Insurance Contracts and endorsements related thereto; (D) collect and receipt for the premiums on Insurance Contracts; (E) calculate and pay producer commissions, countersignature fees, inspection fees, loss prevention expenses, and all other expenses directly related to the production, underwriting and administration of the business subject to this Agreement, (F) adjust and settle claims under the Insurance Contracts; (G) set and establish loss reserves for the Insurance Contracts; and (H) any and all other acts or duties that would otherwise be performed by such Ceding Company necessary and appropriate to the Insurance Contracts, to the extent such authority may be granted pursuant to Applicable Law and the Reinsurer, or one or more of the Reinsurer’s Affiliates designated by the Reinsurer, shall perform all such functions as outlined herein. In exercising such authorities, the Reinsurer or any such Affiliate may delegate the performance of any duty described above to a third party; provided that no such delegation shall relieve the Reinsurer of its obligations hereunder. Subject to the forgoing limitation, effective as of the Effective Time, in furtherance of Reinsurer’s right to assume authority for administration of Insurance Contracts, each Ceding Company hereby appoints the Reinsurer as its attorney-in-fact with respect to the rights, duties and privileges and obligations of such Ceding Company in and to the Insurance Contracts, with full power and authority to act in the name, place and stead of such Ceding Company with respect to such contracts, including without limitation, the power to service such contracts, to adjust, defend, settle and to pay all Claims, to recover salvage and subrogation for any losses incurred and to take such other and further actions as may be necessary or desirable to effect the transactions contemplated by this Agreement, provided, that the Reinsurer covenants to exercise such authority in a professional manner and to use the same level of care as is used in administering the Reinsurer’s other insurance business. In furtherance of such assumption of authority, each Ceding Company grants full authority to the Reinsurer to adjust, settle or compromise all Losses hereunder, and all such adjustments, settlements and compromises shall be binding on such Ceding Company. In connection with any such assumption of authority, each Ceding Company agrees to cooperate fully with the Reinsurer in any transfer of administration, and the Reinsurer agrees to be responsible for such administration.

(b) On and after the Effective Time, each Ceding Company will provide prompt notice to the Reinsurer or its designee of all Claims (i) described on Exhibit C attached hereto, (ii) in excess of policy limits or (iii) that are extra-contractual in nature (but only to the extent such Claims are not otherwise known or reported to the Reinsurer or any of its Affiliates).

(c) A Ceding Company shall not (i) establish any Claim reserve or (ii) enter into any settlement at or above $100,000 without the written consent of Reinsurer, which shall not be unreasonably denied, delayed or conditioned.

(d) A Ceding Company shall not issue any coverage declination outside the ordinary course of business to either the named insured or any party who seeks additional insured coverage under the named insured’s policy, unless supported by a coverage opinions with the adjuster’s notice report and the written consent of Reinsurer, which shall not be unreasonably denied, delayed or conditioned; provided that upon five (5) days written notice from the Reinsurer to a Ceding Company, the Reinsurer may require that all coverage declinations in the ordinary course of business shall be subject to this sentence. All other coverage questions must be reviewed and approved by Reinsurer in writing prior to providing any notification to an insured.

(e) A Ceding Company shall not commence any declaratory judgment action without the prior written consent of Reinsurer, which shall not be unreasonably denied, delayed or conditioned.

(f) Subject to Paragraph (a) of this Article 4, each Ceding Company or its designated Affiliate will administer, investigate and defend, as applicable, each Claim under any Subject Policy issued by it. At the request of the Reinsurer or such designee, the applicable Ceding Company will jointly associate with the Reinsurer, at the expense of the Reinsurer, in the defense or control of any Claim, suit or proceeding involving this reinsurance, and such Ceding Company shall cooperate with the Reinsurer or such designee in every respect to procure the most favorable disposition of such claim, suit or proceeding.

(g) The Ceding Companies shall maintain sufficient resources and adequate staffing levels of personnel with appropriate experience to administer the Insurance Contracts in a professional manner and shall administer the Insurance Contracts in accordance with all Applicable Laws.

(h) To facilitate the payment of Claims and Loss Adjustment Expenses, the Parties agree to use a Loss Fund Account upon the terms provided in this Agreement and the Loss Fund Account and Data Reporting Procedures set forth on Exhibit D attached hereto (the “Loss Fund Account Procedures”). From time-to-time upon reasonable written notice by Reinsurer to the Ceding Companies, Reinsurer may replace, modify or amend the Loss Fund Account Procedures in good faith in order to facilitate efficient performance by the Parties of their respective obligations under this Agreement. The funds deposited into such account shall at all times remain exclusive property of the Reinsurer. The Loss Fund Account shall be funded exclusively by the Reinsurer. The Ceding Companies shall have no obligation to advance its own funds for the payment of Claims or Loss Adjustment Expenses.

(i) The Ceding Companies shall cancel Policies as to which Premium is overdue pursuant to its customary practices unless otherwise directed in writing by Reinsurer; provided that any such cancellation shall be in accordance with Applicable Law.

(j) Reinsurer may assign employees of Reinsurer or one of its Affiliates to the appropriate offices of any Tower Affiliate for purposes of monitoring claims administration, underwriting of Insurance Contracts and issuance of Cut-Through Endorsements. Tower shall make or cause one of its Affiliates to make space available, including a private office or conference room and, where provided to employees of Tower Affiliates, adequate parking spaces, to such assigned employees as well as internet and phone access, at no cost to Reinsurer.

Article 5

REGULATORY MATTERS

At all times during the term of this Agreement, the Ceding Companies and the Reinsurer shall hold and maintain all licenses and authorizations required under Applicable Law and otherwise take all actions that may be necessary to perform its obligations hereunder.

Article 6

DUTY OF COOPERATION & INDEMNITY; REINSURANCE; MGA

Section 6.1 Cooperation.

Each Party hereto shall cooperate fully with the other in all reasonable respects in order to accomplish the objectives of this Agreement.

Section 6.2 Indemnity

This Agreement is an agreement for indemnity reinsurance solely between the Ceding Companies and the Reinsurer and, except as otherwise provided in the Cut-Through Endorsements, shall not create any legal relationship whatsoever between the Reinsurer and any Person other than the Ceding Companies.

Section 6.3 Reinsurance

Without written consent of the Reinsurer (which consent may be withheld in Reinsurer’s sole discretion), the Ceding Companies shall not terminate, modify or acquire Inuring Reinsurance. The Reinsurer may notify in writing the Ceding Companies as to Inuring Reinsurance that (a) it desires to be terminated, modified or acquired by the Ceding Companies and/or (b) under which the Reinsurer desires to become a reinsured with respect to the Subject Business, and the Ceding Companies shall cooperate with the Reinsurer and use commercially reasonable efforts requested by the Reinsurer to so terminate, modify or acquire Inuring Reinsurance and/or cause the Reinsurer to become a reinsured thereunder.

Section 6.4 Substitution of Managing General Agency

The Ceding Companies agree that, at the request of the Reinsurer, the parties shall enter into a managing general agency agreement (the “MGA Agreement”) by which the Ceding Companies or a designated affiliate shall act as the managing general agent for Reinsurer and its affiliates with respect to Subject Business. The MGA Agreement shall provide, to the extent possible, for the payment of a commission to the managing general agent, which provides for equivalent economic benefit as the Ceding Commission provides. The Agreement shall further provide that the managing general agent shall retain the renewal rights to the Subject Business.

Article 7

INSOLVENCY

In the event of the insolvency of a Ceding Company, this reinsurance as to Insurance Contracts issued by such Ceding Company shall be payable directly to such Ceding Company or its liquidator, receiver, conservator or statutory successor on the basis of the amount of the claims allowed in the insolvency proceeding without diminution because of the insolvency of such Ceding Company or because the liquidator, receiver, conservator or statutory successor of such Ceding Company has failed or is unable to pay all or a portion of a claim, except where (a) this Agreement specifically provides another payee of such reinsurance in the event of such Ceding Company’s insolvency, provided that this exception shall only apply to the extent that the reinsurance proceeds due such payee are actually paid by the Reinsurer, or (b) the Reinsurer, with the consent of the direct insured or insureds, has assumed such policy obligations of such Ceding Company as direct obligations of the Reinsurer to the payees under such policies and in full and complete substitution for the obligations of such Ceding Company to such payees. It is agreed, however, that the liquidator, receiver, conservator or statutory successor shall give written notice to the Reinsurer of the pendency of a claim against such Ceding Company indicating the Subject Policy which involves a possible liability on the part of the Reinsurer within reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership and that, during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to such Ceding Company or its liquidator, receiver, conservator or statutory successor. The expenses thus incurred by the Reinsurer shall be chargeable, subject to the Court’s approval, against such Ceding Company as part of the expense of the conservation or liquidation to the extent of a pro rata share of the benefit that may accrue to such Ceding Company solely as a result of the defense undertaken by the Reinsurer.

Article 8

REGULATORY APPROVALS

The Ceding Companies and the Reinsurer shall submit all necessary registrations, filings and notices with, and obtain all necessary consents, approvals, qualifications and waivers from, all Governmental Authorities and other parties which may be required under Applicable Law as a result of the transactions contemplated by, or to perform its respective obligations under, this Agreement. The Parties agree that where formal approval is required by any Governmental Authority, this Agreement shall not be effective as to any and all Insurance Contracts to be reinsured hereunder in such jurisdiction until such approval is obtained. Notwithstanding the foregoing, this Agreement shall apply to all Insurance Contracts issued or to be issued in a particular jurisdiction to the extent that the Parties have agreed that no such approvals are required (including, specifically, the approval of the issuance of the Cut-Through Endorsements) or such polices are issued by or at the direction or request of the Reinsurer.

Article 9

DURATION

This Agreement shall terminate on the first anniversary of the date hereof and shall not otherwise be subject to termination except (i) by written agreement between Reinsurer and the Ceding Companies on the date indicated by such agreement, after receipt of any required approval from Government Authorities, (ii) by written notice by the Reinsurer to the Ceding Companies following the termination of the Merger Agreement, (iii) upon the execution of the MGA Agreement, (iv) ten (10) days following written notice by Reinsurer to the Ceding Companies, if any Ceding Company shall fail to remit to Reinsurer any Premium collected by such Ceding Company, unless such Premium is remitted within such ten (10) day period, (v) thirty (30) days following written notice by Reinsurer or the Ceding Companies, on the one hand, to the Ceding Companies or Reinsurer, on the other hand, if the Party receiving such notice shall default in the performance of any of its material obligations hereunder (other than the default described in subsection (iv)), unless such default, if curable, is cured within such thirty (30) day period and (vi) upon the expiration of all liability on all Insurance Contracts and the complete performance by Reinsurer and the Ceding Companies of all obligations and duties arising under this Agreement; provided that, unless otherwise agreed by the Parties, following termination of this Agreement pursuant to clauses (ii) through (vi) above, no further Subject Business will be ceded to Reinsurer, no Ceding Company will issue further Cut-Through Endorsements, Reinsurer shall remain liable hereunder with respect to Insurance Contracts issued prior to such termination and Ceding Companies shall remain obligated to service, administer and manage the Insurance Contracts and Claims thereunder in accordance with the terms of this Agreement.

Article 10

FOLLOW THE FORTUNES

The Reinsurer’s liability shall attach simultaneously with that of each Ceding Company and shall be subject in all respects to the same risks, original terms and conditions, interpretations, waivers, and to the same cancellation of the Insurance Contracts as such Ceding Company is subject to, the true intent of this Agreement being that the Reinsurer shall, in every case to which this Agreement applies, follow the fortunes and follow the settlements of such Ceding Company.

Article 11

INDEMNIFICATION

Section 11.1 Indemnification.

(a) Subject to the provisions of this Agreement, each Ceding Company agrees to indemnify and hold the Reinsurer and its Affiliates, predecessors, successors and assigns (and their respective officers, directors, employees and agents) harmless from and against and in respect of all Damages resulting from or relating to a breach by such Ceding Company of any covenant or agreement of such Ceding Company in this Agreement and to be performed post-Closing.

(b) Subject to the provisions of this Agreement, the Reinsurer agrees to indemnify and hold each Ceding Company and its Affiliates, predecessors, successors and assigns (and their respective officers, directors, employees and agents) harmless from and against and in respect of all Damages, resulting from or relating to a breach by the Reinsurer of any covenant or agreement of the Reinsurer in this Agreement.

Article 12

MISCELLANEOUS

Section 12.1 Notices. All notices, requests, demands and other communications hereunder shall be given in writing and shall be: (a) personally delivered; (b) sent by telecopier, facsimile transmission or other electronic means of transmitting written documents; or (c) sent to the Parties at their respective addresses indicated herein by registered or certified U.S. mail, return receipt requested and postage prepaid, or by private overnight mail courier service. The respective addresses to be used for all such notices, demands or requests are as follows:

(a) If to a Ceding Company, to:

Tower Group International, Ltd.

120 Broadway (31st fl)

New York, NY 10271

Attention: Bill Hitselberger

Facsimile: (212) 202-3987

E-mail: bhitselberger@twrgrp.com

or to such other person or address as the Ceding Company shall furnish to the Reinsurer in writing.

(b) If to the Reinsurer, to:

c/o National General Management Corp.

59 Maiden Lane, 38th fl

New York, NY 10038

Attn: Jeffrey Weissmann, Esq.

Facsimile No.: (212) 380-9499

E-mail: jeffrey.weissmann@ngic.com

or to such other person or address as the Reinsurer shall furnish to the Ceding Companies in writing.

If personally delivered, such communication shall be deemed delivered upon actual receipt; if electronically transmitted pursuant to this paragraph, such communication shall be deemed delivered the next business day after transmission (and sender shall bear the burden of proof of delivery); if sent by overnight courier pursuant to this paragraph, such communication shall be deemed delivered upon receipt; and if sent by U.S. mail pursuant to this paragraph, such communication shall be deemed delivered as of the date of delivery indicated on the receipt issued by the relevant postal service, or, if the addressee fails or refuses to accept delivery, as of the date of such failure or refusal. Any Party to this Agreement may change its address for the purposes of this Agreement by giving notice thereof in accordance with this Section.

Section 12.2 Assignment; Parties in Interest.

(a) Assignment. Except as expressly provided herein, the rights and obligations of a Party hereunder may not be assigned, transferred or encumbered without the prior written consent of the other Party.

(b) Parties in Interest. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and permitted assigns. Except as provided in Section 11.1, nothing contained herein shall be deemed to confer upon any other Person any right or remedy under or by reason of this Agreement (other than pursuant to a Cut-Through Endorsement).

Section 12.3 Waivers and Amendments; Preservation of Remedies. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by each of the Parties or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right, power, remedy or privilege, nor any single or partial exercise of any such right, power, remedy or privilege, preclude any further exercise thereof or the exercise of any other such right, remedy, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any Party may otherwise have under Applicable Law or in equity.

Section 12.4 Governing Law; Venue. This Agreement shall be construed and interpreted according to the internal laws of the State of New York excluding any choice of law rules that may direct the application of the laws of another jurisdiction. The Parties hereby stipulate that any action or other legal proceeding arising under or in connection with this Agreement may be commenced and prosecuted in its entirety in the federal or state courts sitting in New York, New York, each Party hereby submitting to the personal jurisdiction thereof, and the Parties agree not to raise the objection that such courts are not a convenient forum. Process and pleadings mailed to a party at the address provided in Section 12.1 shall be deemed properly served and accepted for all purposes.

Section 12.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 12.6 Entire Agreement; Merger. This Agreement, and any exhibits, schedules and appendices attached hereto and thereto together constitute the final written integrated expression of all of the agreements among the Parties with respect to the subject matter hereof and is a complete and exclusive statement of those terms, and supersede all prior or contemporaneous, written or oral, memoranda, arrangements, contracts and understandings between the Parties relating to the subject matter hereof. No addition to or modification of any provision of this Agreement shall be binding upon either Party unless embodied in a dated written instrument signed by both Parties.

Section 12.7 Exhibits and Schedules. All exhibits, schedules and appendices are hereby incorporated by reference into this Agreement as if they were set forth at length in the text of this Agreement.

Section 12.8 Headings. The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.

Section 12.9 Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under Applicable Law or regulations, that provision shall not apply and shall be omitted to the extent so contrary, prohibited, or invalid; but the remainder of this Agreement shall not be invalidated and shall be given full force and effect insofar as possible.

Section 12.10 Expenses. Regardless of whether or not the transactions contemplated in this Agreement are consummated, each of the Parties shall bear their own expenses and the expenses of its counsel and other agents in connection with the transactions contemplated hereby.

Section 12.11 Currency. The currency of this Agreement and all transactions under this Agreement shall be in United States Dollars.

Section 12.12 Separate Agreements. This Agreement shall be considered to be a separate agreement between each Ceding Company and the Reinsurer, and all accountings and settlements shall be on a Ceding Company-by-Ceding Company basis.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first written above.

CEDING COMPANIES:

TOWER INSURANCE COMPANY OF NEW YORK

By	/s/ Elliot S. Orol

Title	SVP

CASTLE POINT NATIONAL INSURANCE COMPANY

By	/s/ Elliot S. Orol

Title	SVP

TOWER NATIONAL INSURANCE COMPANY

By	/s/ Elliot S. Orol

Title	SVP

HERMITAGE INSURANCE COMPANY

By	/s/ Elliot S. Orol

Title	SVP

CASTLE POINT FLORIDA INSURANCE COMPANY

By	/s/ Elliot S. Orol

Title	SVP

Signature Page

KODIAK INSURANCE COMPANY

By	/s/ Elliot S. Orol

Title	SVP

NORTH EAST INSURANCE COMPANY

By	/s/ Elliot S. Orol

Title	SVP

YORK INSURANCE COMPANY OF MAINE

By	/s/ Elliot S. Orol

Title	SVP

MASSACHUSETTS HOMELAND INSURANCE COMPANY

By	/s/ Elliot S. Orol

Title	SVP

PRESERVER INSURANCE COMPANY

By	/s/ Elliot S. Orol

Title	SVP

CASTLE POINT INSURANCE COMPANY

By	/s/ Elliot S. Orol

Title	SVP

REINSURER:

INTEGON NATIONAL INSURANCE COMPANY

By	/s/ Michael Weiner

Title	CFO

Exhibit A

[Intentionally Omitted]

[    ]

Exhibit A

Exhibit B

Endorsement No.

CUT-THROUGH ENDORSEMENT

This Endorsement is made by and between [National General Affiliate] Insurance Company (the “Reinsurer”) and [Tower Affiliate] (the “Company”) for the benefit of the Insured named below with regard to Policy No.          issued by the Company, to the Insured named below (the “Policy”)

Effective Date of This Endorsement:

Effective Date of Policy:

Name Insured:

The Reinsurer and the Company agree as follows:

In the event that the Company is declared insolvent by a court of competent jurisdiction and is unable to pay a loss(es) under the Policy occurring on or after the Effective Date of this Endorsement (a “Covered Loss”), (A) the Reinsurer will be liable to the Insured for such Covered Loss and will make payment directly to the Insured, subject to the terms, limits and conditions contained in the Policy, (B) the Reinsurer shall be subrogated to all rights of the Insured and the Company to the extent of such payment, and (C) the Insured will have a direct right of action against the Reinsurer for amounts payable under the Policy with respect to such Covered Loss.

New York, NY	New York, NY

This day of , 2014	This day of , 2014

[TOWER AFFILIATE]	INTEGON NATIONAL INSURANCE COMPANY

By:	By:

Title:	Title:

Exhibit B

Exhibit C

Reported Claims

Each Ceding Company will provide prompt notice via electronic transmission (or as otherwise directed by Reinsurer) to the Reinsurer or its designee of all Claims where or in connection with:

1. The total loss reserve is $250,000 or greater;

2. amputations requiring a prosthesis;

3. brain damage affecting mentality or central nervous system (such as permanent disorientation, behavior disorder, personality change, seizures, motor deficit, inability to speak, hemiplegia or unconsciousness);

4. blindness;

5. burns (a) of the 3rd degree involving over 30% of body, (b) of the 2nd degree involving 50% of the body or (c) that are electrical and involve any of the following: internal injury, amputations, spinal cord damage and brain injury;

6. multiple fractures involving one or more members or non-union;

7. fracture of both heels (bilateral oscalis fractures);

8. massive internal injury affecting body organs;

9. any injury resulting in permanent total disability;

10. fatalities;

11. any other serious injury;

12. each claim or loss where there is continuous lost time in excess of four (4) years and which has not been previously reported to Reinsurer;

13. receipt of any suit or demand that seeks extra-contractual damages;

14. the following injuries are identified: fatalities, brain injury damage affecting mentality or central nervous system, spinal cord injury involving loss of mobility, significant burns or massive internal injury;

15. such Claims are reported 60 days or longer after the date of Loss;

Exhibit C

16. any reported fire Loss (a) when the total insured value of the structure is more than $5,000,000, (b) when a cause and origin investigator is appointed or (c) when the policy involves financial Losses; and

17. any suspected fraudulent Claim or Loss due to fraud.

Exhibit C-2

Exhibit D

Loss Fund Account Procedures

In addition to the direction expressly set forth in the Agreement, the Ceding Companies (collectively, the “Claims Administrator”) agree to comply with the following procedures (the “Loss Fund Account Procedures”). In the event of any conflict between the Loss Fund Account Procedures and the Agreement, the Agreement shall govern.

Where the following procedure directs Claims Administrator to report to Reinsurer, such report should be directed to be designated in writing by the Reinsurer.

I.	CLAIM LOSS FUND ACCOUNT PROCEDURES

A.	Reinsurer will fund the Claim Loss Fund Account. The Claim Loss Fund Account will be funded in an amount that the Claims Administrator and Reinsurer agree is necessary for the purpose of paying Claims and Loss Adjustment Expenses under the Subject Policy(ies).

B.	The Loss Fund Account will be established by the Claims Administrator in Reinsurer’s name; will be funded by Reinsurer; and will be administered, monitored and maintained by the Claims Administrator at such bank approved from time to time by Reinsurer, said account being exclusively dedicated to purpose described in subsection I.A. immediately preceding. The account name will be “Tower Insurance Claims Fund FBO [Reinsurer Name]”. Reinsurer will be authorized by Claims Administrator to designate up to four Authorized Check Signers on the account. Claims Administrator is responsible for all administration or banking fees charged to the escrow account. The deposits of funds in such bank shall be insured by the Bank Insurance Fund or the Savings Associations Insurance Fund of the Federal Deposit Insurance Corporation.

Claims Administrator shall maintain such account in a fiduciary capacity separate and apart from any operating or other funds of Claims Administrator, and separate and apart from any other funds maintained by Claims Administrator on behalf of any other entity or person. The Claims Administrator shall not change the bank where the Loss Fund Account(s) is maintained without the prior written approval of Reinsurer. The account will be established with Positive Pay unless otherwise approved in writing by Reinsurer.

C.	At the inception of the Policy(ies) and at the beginning of each month, the amount of the Loss Fund Account will equal an amount which represents a good faith estimate by Reinsurer of the number of days and expected paid Claims and Loss Adjustment Expenses. The initial amount of the Loss Fund Account will be determined and deposited by Reinsurer.

D.	Claims Administrator and Reinsurer will review the amount of this Loss Fund Account periodically to determine the adequacy of the fund to cover a good faith estimate of the number of days of expected paid claims (including paid Loss Adjustment Expenses), and Claims Administrator will provide Reinsurer with a quarterly cash flow forecast in a form and manner to be agreed upon. Notwithstanding the procedure above, Reinsurer will also monitor the adequacy of the Claim Loss Fund Account and, when necessary, request to adjust the deposit to maintain the revised indicated needed amount. Reinsurer will advise Claims Administrator when the minimum amount is to be changed.

E.	Claims Administrator will administer and maintain the Claim Loss Fund Account and reconcile the account monthly.

F.	Claims Administrator will provide a report to Reinsurer by the tenth (10) business day of each month which indicates monthly, in arrears, a reconciliation of the claim Loss Fund Account, with the following information:

1.	The previous closing account balance for the Claim Loss Fund Account;

2.	Deposits made to the Claim Loss Fund Account during the month;

3.	Itemization and application of the month’s disbursements by location, check number, claim number and payment amount;

4.	The Claim Loss Fund Account balance to the end of the month; and,

5.	A Reconciliation of the Loss Run Inception-To-Date to the Total Loss Funding and Ending Escrow Claim Loss Fund Account Balance in a format acceptable to Reinsurer.

From time to time, Reinsurer may request Claims Administrator to provide additional summary or detail reports in printout or electronic format.

G.	If the Agreement is terminated Claims Administrator shall monitor and administer the Claim Loss Fund Account until all liabilities under the Policy(ies) have been resolved or completely paid.

H.	Claims Administrator shall have no investment authority, or responsibility to Reinsurer with respect to funds deposited in the Claim Loss Fund Account.

I.	Claims Administrator shall handle all correspondence, transactions and instruments of payment in a manner that complies with all regulations concerning the use of bank accounts. All Claim payments will be made in Claims Administrator’s name, on Reinsurer’s behalf.

II.	LOSS PAYMENT PROCEDURE

A.	Claimants must be paid for covered claims in accordance with regulatory requirements. For purposes of this paragraph A., the term “Claimants” means individuals or organizations that make a Claim under the Policy(ies).

B.	Claims Administrator will establish procedures to make timely payments (within agreed to and statutory time frames) of qualified loss when due, and shall have the authority to commit funds from the Claim Loss Fund Account. Drafts or checks should be issued in a timely manner and in accordance with the applicable rules, regulations and laws applicable of the jurisdiction(s) involved.

C.	Claims Administrator will retain copies of, or facsimile copies of, checks for seven (7) years from the date of bank clearance.

Annex H

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

(Mark One)

☑	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2013 Or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

For the transition period from to

Commission File Number: 001-35834

Tower Group International, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Bermuda Commercial Bank Building 19 Par-la-Ville Road Hamilton, HM 11	N/A
(Address of principal executive offices)	(Zip Code)

(441) 279-6610
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
Common Stock, $0.0l par value per share	NASDAQ Global Select Market

Securities registered pursuant to Section 12(g) of the Act:

None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of Securities Act. Yes ☐  No ☑

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐  No ☑

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☐ No ☑

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐ No ☑

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☑ Accelerated filer ☐ Non-accelerated filer ☐ Smaller reporting company ☐

(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐ No ☑

The aggregate market value of Tower Group International, Ltd’s common stock held by non-affiliates on June 30, 2013 (based on the closing price on the NASDAQ Global Select Market on such date) was $1,107,799,000.

As of April 30, 2014, the registrant had 57,305,726 shares of common stock outstanding.

As of such date, Tower Group International, Ltd. was not a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.

Item 1. Business

Overview

The Annual Report on Form 10-K is being filed by Tower Group International, Ltd. (“TGIL”) on behalf of and as successor to Tower Group, Inc. (“TGI”). TGIL is deemed to be the successor to TGI pursuant to Rule 12g-3(a) under the Exchange Act. On March 13, 2013, TGI completed a merger transaction with TGIL, formerly known as Canopius Holdings Bermuda Limited (“Canopius Bermuda”). Canopius Bermuda was re-named Tower Group International, Ltd. and became the ultimate parent company (the “Canopius Merger Transaction”). TGIL is the successor issuer to TGI, succeeding to the attributes of TGI as registrant, including TGI’s SEC file number. TGIL’s Common Shares (as defined below) trade on the same exchange, the NASDAQ Global Select Market, and under the same trading symbol, “TWGP,” that the shares of TGI common stock traded on and under prior to the Canopius Merger Transaction.

As used in this Form 10-K, unless the context requires otherwise, references to “Tower”, the “Company”, “we”, “us”, or “our” (i) with respect to any period, event or occurrence prior to March 13, 2013, are to Tower Group, Inc. and (ii) with respect to any subsequent period, event or occurrence, are to Tower Group International, Ltd., and, in each case, include the Company’s insurance subsidiaries, managing general agencies and management companies. Tower is also the attorney-in-fact (“AIF”) for Adirondack Insurance Exchange, a New York reciprocal insurer, and New Jersey Skylands Insurance Association, a New Jersey reciprocal insurer (together, the “Reciprocal Exchanges”). The Company does not have an ownership interest in the Reciprocal Exchanges but is required to consolidate their results for financial reporting purposes. A full listing of the subsidiaries of Tower is included as Exhibit 21.1 to this Form 10-K.

Through the Company’s insurance subsidiaries, Tower offers a range of general commercial, specialty commercial and personal property and casualty insurance products and services to businesses in various industries and to individuals throughout the United States. We provide these products on both an admitted and an excess and surplus (“E&S”) lines basis. Insurance companies writing on an admitted basis are licensed by the states in which they sell policies and are required to offer policies using premium rates and forms that are filed with state insurance regulators. Non-admitted carriers writing in the E&S market are not bound by most of the rate and form regulations imposed on standard market companies, allowing them the flexibility to change the coverage offered and the rate charged without the time constraints and financial costs associated with the filing process.

Proposed Merger with ACP Re

On January 3, 2014, Tower entered into an Agreement and Plan of Merger (“ACP Re Merger Agreement”) with ACP Re Ltd. (“ACP Re”), and a wholly-owned subsidiary of ACP Re (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions therein, Merger Sub would merge with and into Tower, with Tower as the surviving corporation in the merger and a wholly owned subsidiary of ACP Re. The transaction would close in the summer of 2014, subject to the satisfaction or waiver of the closing conditions contained in the ACP Re Merger Agreement. ACP Re is a Bermuda based reinsurance company. The controlling shareholder of ACP Re is a trust established by the founder of AmTrust Financial Services, Inc. (“AmTrust”), National General Holdings Corporation (“NGHC”) and Maiden Holdings, Ltd. Notwithstanding any other statement in this Form 10-K or any other document, many of the conditions for closing the ACP Re Merger Agreement remain outstanding and there can be no assurance that they will be satisfied or that the transaction will be consummated or when it may close.

Pursuant to the terms of the ACP Re Merger Agreement, at the effective time of the merger, each outstanding share of Tower’s common stock, par value $0.01 per share (the “Common Shares”), following the settlement of all outstanding equity awards, will be converted into the right to receive $3.00 in cash, with an aggregate value of approximately $172.1 million.

Each of the parties has made representations and warranties in the ACP Re Merger Agreement. Tower has agreed to certain covenants and agreements, including, among others, (i) to conduct its business in the ordinary course of business, consistent with past practice, during the period between the execution of the ACP Re Merger Agreement and the closing of the merger, (ii) not to solicit alternate transactions, subject to a customary “fiduciary out” provision which allows Tower under certain circumstances to provide information to and participate in discussions with third parties with respect to unsolicited alternative acquisition proposals that Tower’s Board of Directors has determined, in its good faith judgment, is appropriate in furtherance of the best interests of Tower, and (iii) to call and hold a special shareholders’ meeting and recommend adoption of the ACP Re Merger Agreement.

Concurrently with the execution of the ACP Re Merger Agreement, several subsidiaries of Tower have entered into two Cut-Through Reinsurance Agreements, pursuant to which a subsidiary of AmTrust and a subsidiary of NGHC will provide 100% quota share reinsurance and a cut-through endorsement to cover all eligible new and renewal commercial and personal lines business, respectively, and at their option, losses incurred on or after January 1, 2014 on not less than 60% of the in-force business. Tower received confirmation on January 16, 2014 from AmTrust and NGHC that they would exercise such option to reinsure on a cut-through basis losses incurred on or after January 1, 2014 under in-force policies with respect to (1) in the case of

AmTrust, approximately 65.7% of Tower’s unearned premium reserves as of December 31, 2013 with respect to its ongoing commercial lines business, and (2) in the case of NGHC, 100% of Tower’s unearned premium reserves as of December 31, 2013 with respect to its personal lines segment business. Tower will receive a 20% ceding commission from AmTrust or NGHC on all Tower unearned premiums that are subject to the Cut-Through Reinsurance Agreements and a 22% ceding commission on 2014 ceded premiums.

Concurrently with the execution of the ACP Re Merger Agreement, the controlling shareholder of ACP Re has provided to Tower a guarantee for the payment of the merger consideration, effective upon the closing of the merger.

The ACP Re Merger Agreement was unanimously approved by the respective Boards of Directors of ACP Re and Tower, and is conditioned, among other things, on: (i) the approval of Tower’s shareholders, (ii) receipt of governmental approvals, including antitrust and insurance regulatory approvals (on January 30, 2014, the Company was granted early termination of the Hart-Scott-Rodino waiting period, which requires persons contemplating certain mergers or acquisitions to give the Federal Trade Commission and the Assistant Attorney General advanced notice and to wait designated periods before consummation of such plans), (iii) the absence of any law, order or injunction prohibiting the merger, (iv) the accuracy of each party’s representations and warranties (subject to customary materiality qualifiers), and (v) each party’s compliance with its covenants and agreements contained in the ACP Re Merger Agreement. In addition, ACP Re’s obligation to consummate the merger is subject to the non-occurrence of any material adverse effect on Tower, as well as the absence of any insolvency-related event affecting Tower. The transaction is also conditioned on holders of not more than 15% of Tower’s common stock dissenting to the merger.

There is no financing condition to consummation of the transactions contemplated by the ACP Re Merger Agreement.

The ACP Re Merger Agreement provides certain termination rights for each of Tower and ACP Re, and further provides that upon termination of the ACP Re Merger Agreement, under certain circumstances, Tower will be obligated to reimburse ACP Re for certain of its transaction expenses, subject to a cap of $2 million, and to pay ACP Re a termination fee of $8.18 million, net of any transaction expenses it has reimbursed.

Michael H. Lee, the former Chairman, President and Chief Executive Officer of Tower, who beneficially owns approximately 4.2% of the issued and outstanding common stock of Tower as of January 3, 2014, has entered into a support agreement pursuant to which he has agreed to vote his shares in favor of the merger.

Significant Business Developments and Risks and Uncertainties

Loss reserve increase, goodwill and fixed asset impairment and deferred tax valuation allowance

Loss and loss adjustment expenses for the twelve months ended December 31, 2013, recorded in the statement of operations included an increase of $533.0 million, excluding the Reciprocal Exchanges, relating to reserve increases associated with losses from prior accident years. This unfavorable loss development arose primarily from accident years 2008-2012 within the workers’ compensation, commercial multi-peril liability (“CMP”), other liability and commercial auto liability lines of business partially offset by a modest amount of favorable development from more recent years within the short tail property lines of business. The Company performed comprehensive updates to its internal reserve study in response to continued observance in the second, third and fourth quarters of 2013 of higher than expected reported loss development. In conjunction with its comprehensive internal reviews, the Company also retained a consulting actuary to perform an independent reserve study in the fourth quarter of 2013 for lines of business comprising over 98% of the Company’s loss reserves. Since 2010, the Company has changed the mix of business by reducing the amount of program and middle market workers’ compensation and liability business that it underwrites.

The 2013 reserve increase was viewed by the Company as an event or circumstance that required the Company to perform a detailed quantitative analysis of whether its recorded goodwill was impaired. After performing the quantitative analysis in the second quarter of 2013, it was determined that $214.0 million of goodwill, which represents all of the goodwill allocated to the Commercial Insurance reporting unit, was impaired. In the third quarter of 2013, management in its judgment concluded that the remaining $55.5 million of goodwill, all of which was allocated to the Personal Insurance reporting unit, was impaired. In addition, $1.9 million of additional goodwill resulting from the acquisition of marine and energy business in July of 2013 was fully impaired as of September 30, 2013. Additionally, in 2013, the Company impaired $125.8 million of fixed assets. At December 31, 2013, there was no goodwill remaining on the balance sheet. See “Note 7 – Goodwill, Intangible and Fixed Asset Impairments” for additional detail on the goodwill and fixed asset impairments.

As a result of the reserve increase and goodwill and fixed assets impairment charges, the Company’s U.S. based operations have a pre-tax loss for 2013, which results in a three-year cumulative tax loss position on its U.S. subsidiaries. After considering this negative evidence and uncertainty regarding the Company’s ability to generate sufficient future taxable income in the United States, the Company concluded that it should not recognize any net deferred tax assets (comprised principally of net operating loss carryforwards). The Company, therefore, has provided a full valuation allowance against its deferred tax asset at December 31, 2013.

Reinsurance Agreements

In the third quarter of 2013, Tower entered into agreements with three reinsurers, Arch Reinsurance Ltd. (“Arch”), Hannover Re (Ireland) Plc. (“Hannover”) and Southport Re (Cayman), Ltd. (“Southport Re”). These agreements provided for surplus enhancement and improved certain financial leverage ratios, while increasing the Company’s financial flexibility. The agreements with Arch and Hannover each consisted of one reinsurance agreement while the arrangement with Southport Re consists of several agreements. Each of these is described below.

The first agreement was between Tower Insurance Company of New York (“TICNY”), on its behalf and on behalf of each of its pool participants, and Arch. Under this multi-line quota share agreement, TICNY ceded 17.5% on a quota share of certain commercial automobile liability, commercial multi-peril property, commercial multi-peril liability and brokerage other liability (mono line liability) businesses. The agreement covers losses occurring on or after July 1, 2013 for policies in-force as of June 30, 2013 and policies written or renewed from July 1, 2013 to December 31, 2013.

The second agreement was between TICNY, on its behalf and on behalf of each of its pool participants, and Hannover. Under this multi-line quota share agreement, TICNY ceded 14% on a quota share of certain brokerage commercial automobile liability, brokerage commercial multi-peril property, brokerage commercial multi-peril liability, brokerage other liability (mono line liability) and brokerage workers’ compensation businesses. The agreement covers losses occurring on or after July 1, 2013 for policies in-force as of June 30, 2013 and policies written or renewed from July 1, 2013 to December 31, 2013.

The third arrangement with Southport Re consisted of two separate agreements with TICNY, on its behalf and on behalf of each of its pool participants, and a third agreement with Tower Reinsurance, Ltd. (“TRL”). Under the first of the agreements with TICNY, TICNY ceded to Southport Re a 30% quota share of its workers’ compensation and employer’s liability business (the “Southport Quota Share”). The Southport Quota Share covers losses occurring on or after July 1, 2013 for policies in force at June 30, 2013 and policies written or renewed during the term of the agreement and has been accounted for using deposit accounting treatment. Deposit assets of $28.7 million as of December 31, 2013 related to the Southport Quota Share are reflected in Other assets in the consolidated balance sheet. Under the second of these agreements with TICNY, an aggregate excess of loss agreement, Southport Re assumed a portion of the losses incurred by TICNY on its workers’ compensation and employer’s liability business between January 1, 2011 and June 30, 2013, but paid by TICNY on or after June 1, 2013 (the “TICNY/Southport Re ADC”). Finally, TRL, a wholly-owned Bermuda-domiciled reinsurance subsidiary of Tower, also entered into an aggregate excess of loss agreement with Southport Re, in which Southport Re assumed a portion of the losses incurred by TRL on its assumed workers’ compensation and employer’s liability business between January 1, 2011 and June 30, 2013, but paid by TRL on or after June 1, 2013 (the “TRL/Southport Re ADC”, or, collectively, the “Southport Re ADCs”). The Southport Re ADCs were accounted for as retroactive reinsurance.

The reinsurance agreements with Arch and Hannover resulted in ceded premiums earned, ceding commission revenue and ceded loss and loss adjustment expenses of $76.8 million, $22.3 million and $41.1 million, respectively, for the year ended December 31, 2013.

As a result of the announced merger agreement with ACP Re, it was decided that the Southport treaties should be commuted. As a result of a negotiation between the Company and Southport, all of these treaties were commuted effective as of February 19, 2014, with the result of the commutation being that all premiums paid to Southport by the Company were returned to the Company, and all liabilities assumed by Southport were cancelled, and such liabilities became the obligation of the Company. In 2014, the Company will record a gain of approximately $6.4 million resulting from the terminations.

A.M. Best, Fitch and Demotech Downgrade the Company’s Financial Strength and Issuer Credit Ratings

On December 20, 2013, A.M. Best lowered the financial strength ratings of each of Tower’s insurance subsidiaries from “B++” (Good) to “B” (Fair) (the seventh highest of fifteen rating levels), as well as the issuer credit ratings of each of Tower’s insurance subsidiaries from “bbb” to “bb”. Previously, on October 8, 2013, A.M. Best had downgraded the financial strength rating of each of Tower’s insurance subsidiaries to “B++” (Good) and their respective issuer credit ratings to “bbb” from “a-”. In addition, on December 20, 2013 A.M. Best downgraded the issuer credit rating of TGI as well as the debt rating on its $147.7 million 5.00% senior convertible notes due 2014 (the “Notes”) to “b-” from “bb”. On the same date, A.M. Best also downgraded the financial strength rating of CastlePoint Reinsurance Company, Ltd. (Bermuda) to “B” (Fair) from “B++” (Good) and its issuer credit rating to “bb” from “bbb” and downgraded the issuer credit rating of Tower Group International, Ltd. to “b-” from “bb”. TGI and each of its insurance subsidiaries currently are and will continue to be under review with negative implications pending further discussions between A.M. Best and management. In downgrading Tower’s ratings, A.M. Best stated that its actions “consider the magnitude of the charges taken and the material adverse impact on Tower’s risk-adjusted capitalization, financial leverage, liquidity and coverage ratios,” “consider the reduced financial flexibility [of the Company] given [its] delay in earnings, the decline in shareholder confidence and the corresponding decline in share price” and “reflect the potential for further adverse reserve development, increased competitive challenges and due to the ratings downgrade, potential actions taken by third party reinsurers and lenders.” Following the announcement of the ACP Re merger, on January 10, 2014, A.M. Best maintained the under review status of Tower’s financial strength and issuer credit ratings and revised the implications from “negative” to

“developing” for all of these ratings. A.M. Best stated that, “[t]he under review status with developing implications reflects the potential benefits to be garnered from the transaction as well as the potential downside from any additional adverse reserve development and/or any unforeseen events that might transpire up until the close of the transaction…”

On January 2, 2014, Fitch downgraded Tower’s issuer default rating from “B” to “CC” and the insurer strength ratings of its insurance subsidiaries from “BB” to “B”. On October 7, 2013, Fitch downgraded Tower’s issuer default rating to “B” (the sixth highest of 11 such ratings) from “BBB” and the insurer strength ratings of its insurance subsidiaries to “B” (the fifth highest of Fitch Ratings’ nine such ratings) from “A-”. In downgrading such ratings, Fitch stated that it “is concerned that Tower’s competitive position has been materially damaged, negatively impacting the Company’s financial flexibility and ability to write new business” and that “the magnitude of the second quarter charges was large enough to cause several key ratios to fall well outside of previously established ratings downgrade triggers, which resulted in the multi-notch downgrade.” On January 6, 2014, Fitch revised Tower’s rating watch status to “evolving” from “negative” following the ACP Re merger announcement, and stated that “[t]he Evolving Watch reflects that the ratings could go up if the merger closes; however, ratings could be lowered if the merger does not occur and [the Company] is unsuccessful in addressing upcoming debt maturity or if additional reserve deficiencies develop.”

On December 24, 2013, Demotech, Inc. (“Demotech”) announced the withdrawal of its Financial Stability Ratings® (FSRs) assigned to the following insurance subsidiaries: Kodiak Insurance Company, Massachusetts Homeland Insurance Company, Tower Insurance Company of New York and York Insurance Company of Maine. Concurrently, Demotech advised that the FSRs assigned to Adirondack Insurance Exchange, Mountain Valley Indemnity Company, New Jersey Skylands Insurance Association and New Jersey Skylands Insurance Company remain under review.

Previously, on October 7, 2013, Demotech had lowered its rating on TICNY and three other U.S. based insurance subsidiaries (Kodiak Insurance Company, Massachusetts Homeland Insurance Company and York Insurance Company of Maine) from A’ (A prime) to A (A exceptional). In addition, Demotech removed its previous A’ (A prime) rating on six other U.S. based insurance subsidiaries (CastlePoint Florida Insurance Company, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company, North East Insurance Company and Preserver Insurance Company). Demotech also affirmed its A ratings on Adirondack Insurance Exchange, New Jersey Skylands Insurance Association, New Jersey Skylands Insurance Company and Mountain Valley Indemnity Company.

Management expects these rating actions, in combination with other items that have impacted the Company in 2013, to result in a significant decrease in the amount of premiums the insurance subsidiaries are able to write. Direct written premiums were $1,606.2 million for the twelve months ended December 31, 2013. Business written through certain program underwriting agents requires an A.M. Best rating of A- or greater.

Tower’s products include the following lines of business: commercial multiple-peril packages, other liability, workers’ compensation, commercial automobile, fire and allied lines, inland marine, personal package, homeowners, personal automobile and assumed reinsurance. These products are sold, primarily, through retail agencies, wholesale agencies, program underwriting agents, and reinsurance brokerage units. With the exception of the personal automobile insurance written through retail agencies and wholesale agencies, which represented $98.1 million of written premiums (excluding the Reciprocal Exchanges) for the year ended December 31, 2013, management believes the Company will be unable to continue writing the majority of its business following the second A.M. Best rating downgrade on December 20, 2013. The total effect of these ratings actions on the Company’s financial position, results of operations or liquidity is not determinable at this stage.

In January 2014, Tower’s Board of Directors approved Tower’s merger with ACP Re. In light of the adverse ratings actions, concurrent with entering into its merger agreement with ACP Re, Tower entered into cut-through reinsurance treaties with affiliates of ACP Re. As a result of this merger, if it closes, and the execution of the cut-through reinsurance treaties, Tower believes its insurance subsidiaries will retain significant portions of their business. (See “Note 9 - Reinsurance” for a discussion of the cut-through reinsurance treaties).

In addition, one of Tower’s ceding companies requested as a result of contractual provisions that $26.3 million of additional collateral be provided to support the recoverability of their reinsurance receivable from Tower. The $26.3 million was funded in October 2013. Tower’s U.S. based insurance subsidiaries are also required to post collateral for various statutory purposes, and such requests are received from time to time from various regulatory authorities.

Statutory Capital

The Company is required to maintain minimum capital and surplus for each of its insurance subsidiaries.

U.S. based insurance companies are required to maintain capital and surplus above Company Action Level, which is a calculated capital and surplus number using a risk-based formula adopted by the state insurance regulators. The basis for this formula is the National Association of Insurance Commissioners’ (“NAIC’s”) risk-based capital (“RBC”) system and is designed to measure the adequacy of a U.S. regulated insurer’s statutory capital and surplus compared to risks inherent in its business. If an insurance entity falls into Company Action Level, its management is required to submit a comprehensive financial plan that identifies the conditions that contributed to the financial condition. This plan must contain proposals to correct the financial problems and provide projections of the financial condition, both with and without the proposed corrections. The plan must also outline the key assumptions underlying the projections and identify the quality of, and problems associated with, the underlying business. Depending on the level of actual capital and surplus in comparison to the Company Action Level, the state insurance regulators could increase their regulatory oversight, restrict the placement of new business, or place the company under regulatory control. Bermuda based insurance entities minimum capital and surplus requirements are calculated from a solvency formula prescribed by the Bermuda Monetary Authority (the “BMA”).

Tower has in place several intercompany reinsurance transactions between its U.S. based insurance subsidiaries and its Bermuda based insurance subsidiaries. The U.S. based insurance subsidiaries have historically reinsured on a quota share basis obligations to CastlePoint Reinsurance Company (“CastlePoint Re”), one of its Bermuda based insurance subsidiaries. The 2013 obligations that CastlePoint Re assumes from the U.S. based insurance subsidiaries are then retroceded to TRL, Tower’s other Bermuda based insurance subsidiary. In addition, CastlePoint Re also entered into a loss portfolio transaction with TRL where its reserves associated with the U.S. insurance subsidiary business for underwriting years prior to 2013 were all transferred to TRL. CastlePoint Re is required to collateralize $648.9 million of its assumed reserves in a reinsurance trust for the benefit of TICNY, the lead pool company of the U.S. insurance companies. On February 5, 2014, the BMA approved the transfer of $167.3 million in unencumbered liquid assets from TRL to CastlePoint Re, allowing CastlePoint Re to increase the funding in the reinsurance trust for the benefit of TICNY. The New York State Department of Financial Services (the “NYDFS”) has confirmed this will be acceptable for the purpose of admitted surplus and capital on TICNY’s 2013 statutory basis financial statements. For the 2013 statutory basis financial statements, CastlePoint Re reported $581.7 million in its reinsurance trust.

Based on RBC calculations as of December 31, 2013, six of Tower’s ten U.S. based insurance subsidiaries have capital and surplus below Company Action Level and do not meet the minimum capital and surplus requirements of their respective state regulators. As a result, management has discussed the ACP Re Merger Agreement and the Cut-Through Reinsurance Agreement and provided its 2014 RBC forecasts to the regulators to document the Company’s business plan to bring two of these U.S based insurance subsidiaries’ capital and surplus levels above Company Action Level.

As a result of the recognition of the coding commission relating to the Cut-Through Reinsurance Agreements executed with AmTrust and NGHC in January 2014, the U.S. based insurance subsidiaries’ capital and surplus will increase significantly from December 31, 2013 to January 1, 2014, as the U.S. based subsidiaries will transfer a significant portion of their commercial lines unearned premium to a subsidiary of AmTrust and all of their personal lines unearned premiums to a subsidiary of NGHC. Accordingly, as of January 1, 2014, the effect of the Cut-Through Reinsurance Agreements increased the surplus of two of the U.S. based insurance subsidiaries such that their capital and surplus levels exceeded Company Action Level.

In 2013, the NYDFS issued orders for seven of Tower’s insurance subsidiaries, subjecting them to heightened regulatory oversight, which includes providing the NYDFS with increased information with respect to the insurance subsidiaries’ business, operations and financial condition. In addition, the NYDFS has placed limitations on payments and transactions outside the ordinary course of business and material changes in the insurance subsidiaries’ management and related matters. Tower’s management and Board of Directors have held discussions with the NYDFS, and Tower has been complying with the orders and oversight.

On April 21, 2014, the NYDFS issued additional orders for two of Tower’s insurance subsidiaries instructing them to provide plans to address weaknesses in such insurance subsidiaries’ risk based capital levels as shown in their statutory annual financial statements, and imposing further enhanced reporting and prior approval requirements and limitations on writings of new business. On the same date, the NYDFS issued a letter pertaining to one of Tower’s insurance subsidiaries requiring the submission of a plan to address weaknesses in risk based capital levels.

The Massachusetts Division of Insurance (“MDOI”) and Tower management have agreed to certain restrictions on the operations of Tower’s two Massachusetts domiciled insurance subsidiaries. Tower management has agreed to cause these subsidiaries to provide the MDOI with increased information with respect to their business, operations and financial condition, as well as limitations on payments and transactions outside the ordinary course of business and material changes in their management and related matters.

The Maine Bureau of Insurance entered a Corrective Order imposing certain conditions on Maine domestic insurers York Insurance Company of Maine (“YICM”) and North East Insurance Company (“NEIC”). The Corrective Order imposes increased reporting obligations on YICM and NEIC with respect to business operations and financial condition and imposes restrictions on payments or other transfers of assets from YICM and NEIC outside the ordinary course of business.

On April 11, 2014, the New Jersey Department of Banking and Insurance imposed an enhanced reporting requirement on the intercompany transactions involving Tower’s two New Jersey domiciled insurance subsidiaries and Tower’s New Jersey managed insurer. Such companies are now required to submit for prior approval any transactions with affiliates, even transactions that would otherwise not be reportable under the applicable holding company act.

As of December 31, 2013, TRL and CastlePoint Re had capital and surplus that did not meet the minimum solvency requirements of the BMA. Management has discussed the ACP Re Merger Agreement and provided 2014 solvency forecasts to the BMA.

The BMA has issued directives for TRL and CastlePoint Re, subjecting them to heightened regulatory oversight and requiring BMA approval before certain transactions can be executed. Tower has been complying with the directives issued by the BMA.

Liquidity

TGI was the obligor under the bank credit facility agreement dated as of February 15, 2012, as amended, with Bank of America, N.A. and other lenders named therein and is the obligor under the $150 million Convertible Senior Notes (“Notes”) due September 15, 2014. The indebtedness of TGI is guaranteed by TGIL, and for purposes of the credit facility was also guaranteed by several of TGIL’s non-insurance subsidiaries.

On December 13, 2013, TGI paid in full the $70.0 million outstanding on the bank credit facility and the bank credit facility has been terminated. The $70.0 million was provided, primarily, from the sale of Tower’s 10.7% ownership in Canopius Group Limited (“Canopius Group”) on December 13, 2013.

The Company’s plan to repay the Notes is related to the closing of the ACP Re Merger Agreement. In the event that the ACP Re Merger Agreement does not close, the Company would evaluate a combination of using proceeds from the sale of assets held at TGI, including but not limited to, renewal rights on its commercial and personal lines of business and certain of its insurance companies to pay down the principal of the Notes. The Company can provide no assurance that it will be successful in finalizing the liquidation of the assets held at TGI or selling certain of its operating assets to satisfy repayment of the Notes.

As of December 31, 2013, there were $235.1 million of subordinated debentures outstanding. The subordinated debentures do not have financial covenants that would cause an acceleration of their stated maturities. The earliest stated maturity date is on a $10 million debenture, which matures in May 2033. The Company has the ability to defer interest payments on its subordinated debentures for up to twenty quarters. If an event of default occurs and is continuing, the entire principal and the interest accrued on the affected subordinated indenture may be declared to be due and payable immediately.

The merger with ACP Re is expected to close in the summer of 2014, and there are contractual termination rights available to each of Tower and ACP Re under various circumstances. There can be no assurance that the merger will close, or that it will close under the same terms and conditions contained in the ACP Re Merger Agreement, or as to when it may close.

Resignation of Tower’s Chairman of the Board, President and Chief Executive Officer and Appointment of New Chairman of the Board and New President and Chief Executive Officer

On February 6, 2014, Tower and Michael H. Lee entered into a Separation and Release Agreement in connection with the resignation of Mr. Lee from his positions as Chairman of the Board of Directors, President and Chief Executive Officer, effective as of February 6, 2014. Mr. Lee’s employment with the Company was terminated effective as of February 6, 2014. In connection with his resignation, Mr. Lee received on March 31, 2014 a severance payment of approximately $3.3 million calculated pursuant to terms of his employment agreement.

Jan R. Van Gorder, who is the lead independent director of the Board and a member of the Board’s Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, was appointed on February 9, 2014 to succeed Mr. Lee as Chairman of the Board. William W. Fox, Jr., who had served as a member of the Board and of the Board’s Audit Committee and Corporate Governance and Nominating Committee until his resignation from the Board on December 31, 2013, succeeded Mr. Lee as President and Chief Executive Officer of Tower effective as of February 14, 2014.

Expense Control Initiative

On November 22, 2013, the Company announced the implementation of an expense control initiative to streamline its operations and focus resources on its most profitable lines of business. As part of this initiative, the Company has implemented a workforce reduction affecting approximately 10% of the total employee population of approximately 1,400. The areas that are most significantly impacted are commercial lines underwriting as well as operations. This workforce reduction is expected to result in annualized cost savings of approximately $21.0 million. The Company currently recognized pre-tax charges of $5.5 million in the fourth quarter of 2013 for severance and other one-time termination benefits and other associated costs.

Other

Tower received a document request from the U.S. Securities and Exchange Commission (the “SEC”) dated January 13, 2014, as part of an informal inquiry (the “SEC Request”). The SEC Request asks for documents related to Tower’s financial statements, accounting policies, and analysis. Tower is cooperating with the SEC’s inquiry and has provided the requested information.

The Company and certain of its current and former senior officers have been named as defendants in several class action lawsuits instituted against them by certain shareholders. In addition, the Company and certain of its current and former directors, along with certain other parties, have been named as defendants in a putative class action lawsuit instituted against them by another purported shareholder. See “Note 17 – Contingences” for additional detail on such litigation.

Business Segments

The Company presents its business results through three business segments: Commercial Insurance, Assumed Reinsurance, and Personal Insurance segments. Each of these segments is described below.

For a summary of the Company’s revenue, expenses and underwriting income by reportable business segment, see “Note 21 – Segment Information” of the notes to the Company’s consolidated financial statements.

Commercial Insurance Segment

Our Commercial Insurance segment offers property and casualty insurance products through several business units that serve customers in general commercial and specialty commercial markets. Using our broad product line offering, we are able to provide a comprehensive product solution to our producers. We provide commercial lines products comprised of commercial package, general liability, workers’ compensation, commercial automobile, fire and allied, inland marine and commercial umbrella policies to businesses across different industries.

These products are underwritten and serviced through our 20 offices and distributed through approximately 995 retail agents, approximately 183 wholesale agents and 13 program underwriting agents. Approximately 73% of the direct premiums written by the Commercial Insurance segment in 2013 were from the northeastern U.S. As of December 31, 2013, the west contributed 15% and the southeast 12% of the Commercial Insurance direct written premiums.

Through our general commercial business units, we offer a broad and diversified range of property and casualty insurance products and services primarily to small to mid-sized businesses throughout the U.S. We classify our business into different pricing and coverage tiers to meet the specific needs of our customers. We offer our products on an admitted basis in the preferred, standard, and non-standard pricing and coverage tiers and on a non-admitted basis using our E&S coverage and pricing tier. For each of the preferred, standard, non-standard and E&S coverage and pricing tiers, we have developed different coverage and underwriting guidelines. The pricing for the preferred risk sector is generally the most competitive, followed by the pricing for the standard, non-standard and E&S lines of business. Underwriting guidelines are stricter for preferred risks in order to justify the lower premium rates charged for these risks with the respective guidelines for standard, non-standard and E&S appropriately structured for their increased risk and exposure to loss. We generally distribute policies for risks with preferred and standard underwriting characteristics through our retail agents and policies for risks with non-standard and E&S underwriting characteristics through our wholesale agents. In addition to categorizing our products into various pricing and coverage tiers, we further classify our products into the following premium size classes: under $25,000 (small), $25,000 to $150,000 (medium) and over $150,000 (large). We currently provide coverage for businesses in the real estate, retail, wholesale and service industries, such as retail and wholesale stores, residential and commercial buildings, restaurants and artisan contractors.

Through our specialty commercial business units, we also offer insurance covering narrowly defined, homogeneous classes of business including Transportation, Professional Employers Organizations, Commercial Construction, Auto Dealerships and Lawyers Professional produced through a select number of program underwriting agents. Our focus in the specialty market is on those classes of business traditionally underserved by standard property and casualty insurers due to the complex business knowledge, awareness of regional market conditions and investment required.

On December 20, 2013, A.M. Best lowered the financial strength ratings of each of Tower’s insurance subsidiaries from “B++” (Good) to “B” (Fair). Previously, on the financial strength ratings of each of Tower’s insurance subsidiaries to “B++”. These downgrades resulted in a decline in direct written premiums in the fourth quarter of 2013 since much of our commercial business requires a higher financial strength rating.

Assumed Reinsurance Segment

Through our Assumed Reinsurance business, we generally provide coverage on a “quota share” basis to our customers, who are other insurance carriers or reinsurers. Under this type of arrangement, we generally receive an agreed upon proportion of premiums written by the insurance carrier, and share in all losses in the same proportion as the premiums received.

On the “whole account” portion of our Lloyd’s business, all of the reinsurance purchased by each syndicate for the Year(s) of Account (“YoA”) on which we participate inures to the benefit of our quota share result, as well. Consequently, we believe that we share a close alignment of interests with our clients on this portion of our business.

Historically, a significant majority of our Assumed Reinsurance business has been collateralized for the benefit of the cedant. As is customary for all whole account quota shares of Lloyd’s syndicates, this collateral consists of Funds at Lloyd’s (“FAL”) with the amount of FAL required determined by formulas established by Lloyd’s Performance Management unit.

Since we established the Assumed Reinsurance unit in 2011, we have also provided quota share support to one fully-collateralized property catastrophe reinsurer. The amount of collateral provided for each underwriting year is an amount sufficient, when added to premiums received for the covers written, to equal the total limits we support for the underwriting year.

The October 8, 2013 announcement of A.M. Best’s downgrade of the financial strength ratings of Tower’s insurance subsidiaries to “B++” did not have a material impact on the 2013 written premiums of the Assumed Reinsurance segment because the majority of its business was collateralized. The termination of the Company’s letter of credit facility (the “LOC Facility”) in November 2013, however, had a significant adverse impact on 2013 Assumed Reinsurance writings as the termination resulted in the commutation or cancellation of reinsurance contracts projected to account for annualized writings exceeding $130 million. In addition, due to the termination of the LOC Facility, the Assumed Reinsurance segment limited its projected 2014 writings to three contracts with premiums of approximately $80 million with the treaty contracts. The ACP Re Merger Agreement, if the merger closes, is likely to further reduce the segment’s 2014 projected writings, as the Company would likely to seek to terminate its relationship with most, if not all, of its reinsured customers at or prior to the conclusion of the merger.

Personal Insurance Segment

We offer a broad range of personal lines products including package, mono line homeowners, mono line automobile insurance, and ancillary personal lines coverage (renters, condo, dwelling fire, scheduled articles, umbrella and boats). Package policies include homeowners and auto and may also include ancillary coverage.

The Personal Insurance segment is designed to fit the insurance needs of most personal lines customers. Our products are distributed through a network of approximately 500 retail agents, wholesale agents, national brokers and other insurance companies. Our customers are concentrated in the northeastern United States with 86% of the premium volume produced by agents in this region, including NY (41%), NJ (15%), and MA (11%). Mono line homeowners in CA make up 8.4% of our premium. Personal lines includes the business written in the Reciprocal Exchanges and Tower stock companies.

For our retail agency business, we offer three levels of coverage under our OneChoice® product including OneChoice Security Plus, Security Plus Elite, and our new Premier product for affluent customers. In addition, customers can also purchase our CustomPac® package product which provides additional policyholder benefits.

Our wholesale mono line homeowners business is primarily written in NY, NJ, and CA. The product for wholesale agents is designed to accommodate customers in underserved markets and provides broad underwriting eligibility and processing simplicity for distributors. We offer standard and non-standard policies through wholesale agents.

On December 20, 2013, A.M. Best lowered Tower’s issuer credit, as well as its financial strength ratings from “B++” (Good) to “B” (Fair). In connection with the ACP Merger Agreement, the Company has executed a Cut-Through Reinsurance Agreement with NGHC for personal lines business. The Company believes an expected reduction in the volume of written premiums in 2014 attributed to the A.M. Best rating downgrade will be somewhat mitigated by the Cut-Through Reinsurance Agreement. As of December 31, 2013, NGHC’s A.M. Best financial strength rating was “A-.”

Our Personal Insurance segment also generates fees from performing various aspects of insurance company functions for the Reciprocal Exchanges. We manage the day-to-day operations of the Reciprocal Exchanges for a management fee. This model allows us to use capital more efficiently and provides the company with a steady flow of fee income.

Products and Services

Our diversified business platform allows us to provide a range of products. Our products include the following:

•

Commercial Multiple-peril Packages. Coverage offered under our commercial package and business owners policies combines property, liability (including general liability and products and completed operations), business interruption, equipment breakdown, fidelity and inland marine coverages tailored for commercial businesses and enterprises. Commercial packages and business owners policies are offered by our Commercial Insurance segment.

•

Other Liability. In our Commercial Insurance and Personal Insurance segments, we write liability policies for individuals and business owners including mono line commercial general liability (generally for risks that do not have property exposure or whose property exposure is insured elsewhere) and commercial umbrella policies. Also, in our Commercial Insurance segment, we write General Liability policies for businesses in programs that are tailored to narrowly defined industry classes.

•

Workers’ Compensation. In our Commercial Insurance segment, we write workers’ compensation policies, which are a statutory coverage requirement in almost every state to protect employees in case of injury on the job, and the employers from liability for an accident involving an employee. We write workers’ compensation policies generally for small and medium-sized businesses as well as in programs targeted to specific industry classes.

•

Commercial Automobile. In our Commercial Insurance segment, we write coverage for automobiles by providing automobile liability, physical damage insurance including commercial and personal automobile policies for both fleet and non-fleet risks (our personal automobile business is described in the bullet below). We write commercial automobile policies that focus on business automobiles and small trucks for businesses other than transportation companies as well as for trucking businesses and other specialty transportation businesses.

•

Fire and Allied Lines and Inland Marine. We write fire and allied lines policies for individuals and businesses. Individual dwelling policies generally include personal property with optional liability coverage that provides an alternative to the homeowners policy for the personal lines customer. Commercial fire and allied lines policies provide protection for damage to commercial buildings and their contents, and these policies may be utilized in selected circumstances as an alternative to a commercial package policy. We write inland marine insurance protection for the property of businesses that is not at a fixed location, for items of personal property that are easily transportable, and for properties that are under construction. Coverages offered typically include builders risk, contractors’ equipment and installation, domestic transit and transportation, fine arts, property floaters and leased property. These products are offered by our Commercial Insurance and Personal Insurance segments through their respective distribution systems.

Gross premiums written by product line for the years ended December 31, 2013, 2012 and 2011 are as follows:

	Year ended December 31,
($ in millions)	2013	2012	2011
Tower
Commercial multiple-peril	$331.4	$352.1	$365.8
Commercial other liability	93.2	117.9	194.6
Workers’ compensation	318.1	419.1	359.0
Commercial automobile	157.6	193.1	179.7
Homeowners and umbrella	335.0	335.6	266.9
Fire and allied lines and inland marine	70.8	64.7	48.7
Personal automobile	98.1	125.2	113.7
Assumed Reinsurance	100.5	148.0	73.2
Total Tower	1,504.7	1,755.7	1,601.6
Reciprocals
Fire and allied lines and inland marine	13.9	14.2	31.2
Homeowners and umbrella	97.8	90.1	86.7
Personal automobile	111.3	111.1	91.4
Total Reciprocals	223.0	215.4	209.3
Consolidated totals	$1,727.7	$1,971.1	$1,810.9

Organizational Structure

Our organizational structure is divided into three strategic centers: a corporate center, a service center and a profit center. The corporate center functions are performed from our headquarters located in New York and are comprised of Corporate Legal and Audit, Corporate Marketing and Communications, Finance, Human Resources and Corporate Administration, and Actuarial and Risk Management. The service center functions encompass Operations, Technology and Claims and Legal Defense. The profit center functions include the three business centers: Underwriting, Distribution and Operations.

In 2010, we established East and West zones to provide business development, underwriting, policyholders services and claims functions to the Commercial Insurance and Personal Insurance segments. The East zone is comprised of New England, the Mid-Atlantic and Southeast regions. The West zone includes our West, Southwest and Midwest regions. The following table shows the states that comprise each of our zones and regions:

East Zone
New England Region		Mid-Atlantic Region		Southeast Region
Connecticut	New Hampshire	Delaware	New Jersey	Alabama	North Carolina
Maine	Rhode Island	District of Columbia	New York	Florida	South Carolina
Massachusetts	Vermont	Maryland	Pennsylvania	Georgia	Tennessee
				Mississippi	Virginia
West Virginia

West Zone
Midwest Region		Southwest Region		West Region
Illinois	Minnesota	Arkansas	New Mexico	Alaska	Idaho
Indiana	Missouri	Colorado	Oklahoma	Arizona	Montana
Iowa	North Dakota	Kansas	Texas	California	Nevada
Kentucky	Ohio	Louisiana	Utah	Hawaii	Oregon
Michigan	South Dakota	Nebraska	Wyoming		Washington
Wisconsin

The East zone is headquartered in New York and has ten branches. The West zone is headquartered in Irvine, California, and has four branches. Claims processing functions are located in New York, New Jersey, Maine, Massachusetts, Illinois, California, Texas and Florida, and service both the East and West zones. In addition, we have five legal defense offices located in the East zone.

Our Assumed premiums were produced from our Bermuda platform, which was developed with the merger with Canopius Holdings Bermuda Limited in March 2013.

The following table shows the direct premiums written by region, premiums assumed and gross premiums written for the years ended December 31, 2013, 2012 and 2011:

	Year Ended December 31,
($ in millions)	2013	Percent	2012	Percent	2011	Percent
East zone direct premiums written
New England	$229.2	13.3%	$228.0	11.6%	$217.8	12.0%
Mid-Atlantic	860.2	49.8%	917.9	46.6%	905.0	50.0%
Southeast	142.0	8.2%	138.1	7.0%	135.8	7.5%
West zone direct premiums written
Midwest	33.5	1.9%	39.4	2.0%	45.8	2.5%
Southwest	82.6	4.8%	85.3	4.3%	37.7	2.1%
West	258.4	15.0%	346.5	17.5%	349.9	19.3%
Assumed premiums	121.8	7.0%	215.9	11.0%	118.9	6.6%
Total gross premiums written	$1,727.7	100.0%	$1,971.1	100.0%	$1,810.9	100.0%

Distribution

We generate business through independent retail, wholesale and program underwriting agents (collectively, our “producers”). These producers sell policies for us as well as for other insurance companies. We select our producers by evaluating several factors such as their need for our products, premium production potential, loss history with other insurance companies that they represent, product and market knowledge, and the size of the agency. We generally appoint producers with a total annual insurance premium volume greater than $10 million and we expect a new producer to be able to produce at least $500,000 in annual premiums for us during the first year and $1 million or more in annual premiums after three years. We select our program underwriting agents based upon their underwriting expertise in specific niche markets, type of business, size and profitability of the existing book of business.

Commission expense in 2013 and 2012 averaged 18.1% and 18.7% (excluding the Reciprocal Exchanges) of gross premiums earned, respectively. Our commission schedules are 1 to 2.5 points higher for wholesalers as compared to retail agents. Our commissions are also higher for program underwriting agents that perform additional underwriting and processing services on our behalf, including premium collection, policy issuance and data collection and from other insurance companies and Lloyd’s syndicates from which we have been assuming business. In our Commercial Insurance segment we also have a profit sharing plan that added 1/2 of 1 percent to overall commission based on the loss ratio performance of qualifying agencies. In our Personal Insurance segment, we have a profit sharing plan that added 3/4 of 1 percent to overall commission rates in the past several years.

We attempt to position ourselves as our producers’ primary provider within the product segments that we offer. We manage the results of our producers through periodic reviews to monitor premium volume and profitability. We have access to online premium and loss ratio reports by producer, and we estimate each producer’s profitability at least annually using actuarial techniques. We continuously monitor the performance of our producers by assessing leading indicators and metrics that signal the need for corrective action. Corrective action may include increased frequency of producer meetings and more detailed business planning. If loss ratio issues arise, we increase the monitoring of individual risks and consider reducing that producer’s binding authority. Review and enforcement of the agency agreement requirements can be used to address inadequate adherence to administrative duties and responsibilities. Noncompliance can lead to reduction of authority and potential termination.

In 2013, 42.0% of the Company’s total business (exclusive of assumed reinsurance) was generated by retail agents, 38.5% by wholesalers and 19.5% by program underwriting agents.

Our largest producers (exclusive of assumed reinsurance brokers) in 2013 were Northeast Agencies, Risk Transfer and Morstan General Agency. In the year ended December 31, 2013, these producers accounted for 8.6%, 5.2%, and 4.2%, respectively, of the total of our gross premiums written. No other producer was responsible for more than 3% of our gross premiums written. Approximately 45% of the 2013 gross premiums written in the Commercial Insurance segment were produced by our top 19 active producers representing 2% of our active retail and wholesale producers. These producers each have annual written premiums of $5 million or more.

The number of agencies and program underwriting agents from which we receive business is shown in the following table:

	December 31,
	2013	2012	2011
Retail Agencies	995	1,017	1,128
Wholesale Agencies	183	220	221
Program Underwriting Agents	13	15	8
Total	1,191	1,252	1,357

Underwriting

Our underwriting strategy is to seek diversification in our products and an appropriate business mix for any given year that will emphasize profitable business and de-emphasize business that is not meeting profit targets. At the beginning of each year, we establish target premium levels and loss ratios for each line of business, which we monitor throughout the year on a regular basis. If any line of business fails to meet its target loss ratio, a cross-functional team comprised of personnel from segment underwriting, corporate underwriting, actuarial, claims and loss control will generally meet to develop corrective action plans that may involve revising underwriting guidelines, non-renewing unprofitable segments or entire lines of business and/or implementing rate increases. During the period of time that a corrective action plan is being implemented with respect to any product line that fails to meet its target loss ratio, premium for that product line is reduced or maintained depending upon its effect on our total loss ratio. To offset the reduction or lack of growth in premium volume for the products that are undergoing corrective action, we seek to expand our premium writings in existing profitable business or add new business with better underwriting profit potential.

For lines of business other than workers’ compensation, we generally use actuarial loss costs developed by the Insurance Services Office (ISO), a company providing statistical, actuarial and underwriting and claims information and related services to insurers, as a benchmark in the development of pricing for our products. For workers’ compensation policies, we use loss costs or rates developed by the National Council on Compensation Insurance, Inc. (NCCI) or state-administered rates or loss costs. We further tailor pricing to each specific product we underwrite, taking into account our historical loss experience and individual risk and coverage characteristics. This may result in proprietary rates and forms for select classes and territories.

Commercial Insurance business

With respect to the business written on a direct basis through our Commercial Insurance segment, we establish underwriting guidelines for all the products that we underwrite to ensure a uniform approach to risk selection, pricing and risk evaluation among our underwriters and to achieve underwriting profitability. The rules and guidelines may be customized for a particular region to recognize territorial differences. Our underwriting process involves securing an adequate level of underwriting information from our producers, inspections and surveys to identify and evaluate risk exposures, which provides information necessary for pricing the risks we choose to accept. For certain approved classes of commercial risks, we allow our producers to initially bind these risks utilizing rating criteria that we provide to them. Our web-based platforms, webPlus® (“webPlus”) and Preserver Online, provide our producers with the capability to submit and receive quotes over the Internet and contain our risk selection and pricing logic, thereby enabling us to streamline our initial submission and screening process. If the individual risk does not meet the initial submission and screening parameters contained within webPlus or Preserver Online, the risk is automatically referred to an assigned underwriter for specific offline review.

New business is subject to post-bind inspection and is evaluated based on size, hazard and territory. These inspections generally take place within 60 days from the effective date of the policy, and are generally reviewed by underwriting within that period. If the inspection reveals that the risk insured under the policy does not meet our established underwriting guidelines, the policy is typically cancelled. If the inspection reveals that the risk meets our established underwriting guidelines but the policy was bound with incorrect rating information, the policy is amended through an endorsement based upon the correct information. We supplement the inspection by using online data sources to further evaluate the building value, claim experience, financial history and catastrophe exposures of the insured. In addition, we specifically tailor coverage to match the insured’s exposure and premium requirements. We complete internal file reviews and audits on a monthly, quarterly and annual basis to confirm that underwriting standards and pricing programs are being consistently followed. Our property risks are generally comprised of residential buildings, retail stores and restaurants covered under policies with low building and content limits. We underwrite potential risks to limit our exposure to terrorism losses. Our underwriting guidelines are designed to avoid properties designated as, or in close proximity to, high profile or target risks, individual buildings over 25 stories and any site within 500 feet of major transportation centers, bridges, tunnels and other governmental or institutional buildings. In addition, we monitor the concentration of employees insured under our workers’ compensation policies and avoid writing risks with more than 100 employees in any location at a given time. Please see “Risk Factors-Risks Related to Our Business.” We may face substantial exposure to losses from terrorism, and we are currently required by law to offer coverage against such losses.

We underwrite our products through our underwriting business units that are each headed by an underwriting manager. These underwriting units are supported by professionals in the corporate underwriting, actuarial, operations, business development and loss control departments. The corporate underwriting department is responsible for managing and analyzing the profitability of our entire book of business, supporting segment underwriting with technical assistance, developing underwriting guidelines, granting underwriting authority, training, developing new products and monitoring underwriting quality control through audits. The underwriting operations department is responsible for developing workflows, conducting operational audits and providing technical assistance to the underwriting teams. The loss control department manages the inspection and risk improvement process on commercial and personal lines business written, utilizing in-house loss control representatives and outside vendors. The business development department works with the underwriting teams to manage relationships with our producers.

The underwriting process utilized for the Commercial Insurance segment’s program business is based on our understanding of best industry practices. We consider the appropriateness of delegating authority to the Program Underwriting Agent by evaluating the quality of its management, risk management strategy and track record. In addition, we require each program that we underwrite to include significant information regarding the nature of the perils to be included and detailed aggregate information pertaining to the location(s) of the risks covered. We obtain available information on the client’s loss history for the perils being insured or reinsured, together with relevant underwriting considerations. In conjunction with testing each proposed program against our underwriting criteria, our underwriters evaluate the proposal in terms of its risk/reward profile to assess the adequacy of the proposed pricing and its potential impact on our overall return on capital and corporate risk objectives. Our underwriting process integrates the actuarial, finance, operations, information technology, claims, legal and underwriting disciplines. We utilize our in-house actuarial staff as well as outside consultants, as necessary. The actuarial and underwriting estimates that we develop in our pricing analyses are explicitly tracked by program on a continuous basis through our underwriting audit and actuarial reserving processes. We require significant amounts of data from our clients and only accept business for which the data provided to us is sufficient for us to make an appropriate analysis. We may supplement the data provided to us by our clients with information from the ISO, the NCCI, other advisory rate-making associations and other organizations that provide projected loss cost data to their members.

Assumed Reinsurance business

Our Assumed Reinsurance business is predicated on the concepts of underwriting control and alignment of interests between the Company and its clients. In practice, this means that we have consciously limited our book of business to a small number of reinsurance contracts written in support of carefully selected clients. For 2013, we supported nine clients versus seven in 2012. It also means that virtually all of our business has been written on a quota share basis, where the principal incentive for the underwriters we support is the potential for reinsurance profit commissions rather than the existence of substantial reinsurance commission overrides unrelated to underwriting performance.

A majority of our Assumed Reinsurance business has been derived from supporting leading syndicates at Lloyd’s of London. For 2013, Lloyd’s syndicates comprised six of our nine clients. We divide this book into two groups: (1) pure property catastrophe quota shares, where the only line we support is property catastrophe business; and (2) syndicate whole account quota shares where we, like the syndicates we are reinsuring, benefit from all of the reinsurance purchased by the syndicate to protect the given Year of Account.

Due to the benefit from the inuring reinsurance, syndicate ‘whole account’ business is measurably less volatile than pure property catastrophe quota share business. As a consequence of this reduced volatility, underwriting margins on ‘whole account’ business are attractive, although typically lower, but a greater amount of this business can be written while maintaining prudent levels of probable maximum loss (“PML”) across a range of modeled catastrophic events.

The remainder of our business not derived from Lloyd’s consisted of reinsurance of U.S. or Bermuda insurers or reinsurers, one of which was also a property catastrophe quota share cover.

The October 8, 2013 announcement of A.M. Best’s downgrade of the financial strength ratings of Tower’s insurance subsidiaries to “B++” did not have a material impact on the 2013 written premiums of the Assumed Reinsurance segment because the majority of its business was collateralized. The termination of the Company’s LOC Facility in November 2013, however, had a significant adverse impact on 2013 Assumed Reinsurance writings as the termination resulted in the commutation or cancellation of reinsurance contracts projected to account for annualized writings exceeding $130 million. In addition, due to the termination of the LOC Facility, the Assumed Reinsurance segment limited its projected 2014 writings to three contracts with premiums of approximately $80 million. The ACP Re Merger Agreement is likely to further reduce the segment’s 2014 projected writings, as the Company would likely seek to terminate its relationship with most, if not all, of its reinsured customers at or prior to the conclusion of the merger, if it closes.

Personal Insurance business

Our broad range of personal lines products are developed using multivariate rating plans, allowing us to calculate adequate prices for a broad range of customers. We invest in external data and services to insure our business is correctly classified for rating and underwriting including motor vehicle reports, household driver reports, CLUE reports, credit reports, protection class, brush underwriting, property inspections, and catastrophe modeling.

We use sophisticated techniques to monitor catastrophe exposures. We underwrite and price each new business application using exposure-level average annual loss estimates, reinsurance costs, and capital costs. If a new business policy does not allow us to achieve our target returns, the business is declined by our underwriting platform. As we expand to new states, our portfolio of homeowner exposures will be priced and underwritten to cover reinsurance and capital costs and to achieve our accumulation targets.

We have made a significant investment to modernize our personal lines technology platform, Advantage Policy Processing System (“APPS”), which includes policy administration, billing, claims, and data warehouse systems. With our new APPS technology platform, we are able to reduce costs by eliminating legacy systems and related service agreements, improving distributor engagement through broader functionality and more efficient transactions and providing real-time quote and policy issuance. This real-time underwriting platform validates and integrates data from external sources, determines eligibility, develops final rate, provides agency and policyholder documentation, and provides the agency with a once-and-done transaction.

We offer different products, coverage levels, underwriting eligibility, and rating plans through varying company structures depending on the state, distribution channel, and customer segment we are serving.

As Attorney-in-Fact (“AIF”) for the Reciprocal Exchanges, we work with the Reciprocal Exchanges to expand their business. Growing our business through our management agreement with the Reciprocal Exchanges offers us significant advantages. First, income from premium written in the Reciprocal Exchanges will generate management fees (rather than underwriting income). This management fee income is more predictable year-to-year versus underwriting income. Second, because we can operate at higher premium to surplus ratios in the Reciprocal Exchanges, our target combined ratio can be higher in the Reciprocal Exchanges resulting in more competitive rates. Finally, placing homeowners business in Reciprocal Exchanges leverages our partnerships with reinsurers who have benefited from our consistent track record of underwriting income from the homeowners business in the Reciprocal Exchanges.

Claims Management

We manage the claims function through our regional claims offices throughout the U.S. On a limited basis, we also utilize third party administrators who specialize in handling certain types of claims, generally for our program business.

Our claims adjusters are assigned to cases based upon their expertise for various types of claims, and we monitor the results of the adjusters handling the claims using peer reviews and claim file audits. We monitor claims adjusting performed by third-party administrators similarly to how we monitor claims adjusting conducted by our own personnel. We maintain databases of the claims experience of each of our products, territories and programs results, and our claims managers work with our underwriters and actuaries to assess results and trends.

We establish case loss reserves for each claim based upon our judgment of all of the facts available at the time to record our best estimate of the ultimate loss exposure for each claim. For third-party claims, we also establish reserves on a case-by-case basis for estimated defense and cost containment expenses, sometimes referred to as allocated loss adjustment expense reserves.

Competition

The insurance industry is highly competitive. Each year we attempt to assess and project market conditions when we develop prices for our products, but we cannot fully know our results until all claims have been reported and settled.

We compete with many insurance companies in each segment in which we write business, and we compete within our producers’ offices to write the types of business that we desire. Many of our competitors have more, and in some cases substantially more, capital and greater marketing and management resources than we have, and some of our competitors have greater name and brand recognition than we have, especially outside of the northeastern United States where we have more experience.

Competition in the types of business that we underwrite and intend to underwrite is based on many factors, including:

•	reputation;

•	multiple solution capability;

•	strength of client and distribution relationships;

•	perceived financial strength and financial ratings assigned by independent rating agencies;

•	management’s experience in the product, territory, or program;

•	premiums charged and other terms and conditions offered;

•	services provided, products offered and scope of business, both by size and geographic location; and

•	claims handling.

Increased competition could result in fewer applications for coverage, lower premium rates and less favorable policy terms, which could adversely affect us. We are unable to predict the extent to which new, proposed or potential initiatives may affect the demand for our products or the risks that may be available for us to consider underwriting.

Within our admitted commercial and personal lines business, we compete with major U.S. insurers and certain underwriting syndicates, including large national companies such as Travelers Companies, Inc., Hartford, CNA, Liberty Mutual, AIG, Allstate Insurance Company, GEICO, Progressive Corporation and State Farm Insurance; regional insurers such as Philadelphia Insurance Companies, Selective Insurance Company, Erie and Hanover Insurance and smaller, more local competitors such as Greater New York Mutual, Magna Carta Companies, MMG Insurance Company, Arbella, Quincy Mutual Fire Insurance Company and Utica First Insurance Company. Our non-admitted binding authority and submit business with general agents competes with Scottsdale Insurance Company, Navigators Group, Inc., Essex Insurance Company, Colony Insurance Company, Century Insurance Group, RLI Corp., United States Liability Insurance Group, Burlington Insurance Group, Inc., W.R. Berkley Corporation, Western World and Lloyds. In our program business, we compete against companies that write program business such as QBE Insurance Group Limited, Am Trust Financial Services, Inc., RLI Corp., W.R. Berkley Corporation, Markel Corporation and Great American Insurance Group.

Loss and Loss Adjustment Expense Reserves

We are required to establish reserves for incurred losses that are unpaid, including reserves for claims and loss adjustment expenses, which represent the expenses of settling and adjusting those claims. These reserves are balance sheet liabilities representing estimates of future amounts required to pay losses and loss expenses for insured and/or reinsured claims that have occurred at or before the balance sheet date, whether already known to us or not yet reported. Our policy is to establish these losses and loss reserves after considering all information known to us as of the date they are recorded.

Loss reserves fall into two categories: case reserves for reported losses and loss expenses associated with a specific reported insured claim, and reserves for incurred but not reported (“IBNR”) losses and loss adjustment expenses. We establish these two categories of loss reserves as follows:

•

Reserves for reported losses - When a claim is received from an insured, broker or ceding company, or claimant we establish a case reserve for the estimated amount of its ultimate settlement and its estimated loss expenses. We establish case reserves based upon the known facts about each claim at the time the claim is reported and may subsequently increase or reduce the case reserves as our claims department deems necessary based upon the development of additional facts about the claim.

•

IBNR reserves - We also estimate and establish reserves for loss and loss adjustment expense (“LAE”) amounts incurred but not yet reported, including expected development of reported claims. IBNR reserves are calculated as ultimate losses and LAE less reported losses and LAE. Ultimate losses are projected by using generally accepted actuarial techniques.

Loss reserves represent our best estimate, at a given point in time, of the unpaid ultimate settlement and administration cost of claims incurred. For workers’ compensation, our reserves are discounted for claims that are settled or expected to be settled as long-term annuity payments, and as of December 31, 2013 the total amount of this discount was $7.2 million on a gross of reinsurance basis and $5.5 million on a net of reinsurance basis, which relates to $244.3 million in total net reserves for workers’ compensation. To estimate loss reserves, we utilize information from our pricing analyses, actuarial analysis of claims experience by product and segment, and relevant insurance industry information such as loss settlement patterns for the type of business being reserved.

Since the process of estimating loss reserves requires significant judgment about a number of variables, such as fluctuations in inflation, judicial trends and changes in claims handling procedures, our ultimate liability may exceed or be less than these estimates. We revise reserves for losses and loss expenses as additional information becomes available and reflect adjustments, if any, in earnings in the periods in which they are determined.

We engaged independent external actuarial specialists to provide evaluations of a substantial majority of the unpaid loss and loss adjustment expense reserves. These analyses were conducted quarterly beginning with the June 30, 2013 evaluation.

A reconciliation of loss and LAE reserves from the beginning of the year to the end of the year for the three years ended December 31, 2013, 2012 and 2011 is included in the footnotes to the financial statements included in this Form 10-K.

Loss and Loss Adjustment Expenses / Reserve Development

Our claims reserving practices are designed to set reserves that in the aggregate are adequate to pay all claims at their ultimate settlement value. Shown below is the loss reserve development for business written each year from 2003 through 2013. The table portrays the changes in our loss and LAE reserves in subsequent years from the prior loss estimates based on experience as of the end of each succeeding year.

The first line of the table shows, for the years indicated, our net reserve liability including the reserve for incurred but not reported losses as originally estimated. For example, as of December 31, 2003 we estimated that $24.4 million would be a sufficient reserve to settle all claims not already settled that had occurred prior to December 31, 2003 whether reported or unreported to us. The next section of the table shows, by year, the cumulative amounts of losses and loss adjustment expenses paid as of the end of each succeeding year. For example, with respect to the net losses and loss expense reserve of $24.4 million as of December 31, 2003, by December 31, 2013 (ten years later) $30.3 million had actually been paid in settlement of the claims (including the impact of reinsurance commutations).

The next section of the table sets forth the re-estimations in later years of incurred losses, including payments, for the years indicated. For example, as reflected in that section of the table, the original reserve of $24.4 million was re-estimated to be $34.5 million at December 31, 2013. The increase from the original estimate is caused by a combination of factors, including: (1) claims being settled for amounts different than originally estimated, (2) reserves being increased or decreased for claims remaining open as more information becomes known about those individual claims, (3) more or fewer claims being reported after December 31, 2003 than anticipated and (4) the impact of commuting existing reinsurance coverage.

The “cumulative redundancy/ (deficiency)” represents, as of December 31, 2013, the difference between the latest re-estimated liability and the reserves as originally estimated. A redundancy means the original estimate was higher than the current estimate; a deficiency means that the current estimate is higher than the original estimate. For example, as of December 31, 2013 and based upon updated information, we re-estimated that the reserves which were established as of December 31, 2012 had a $538.1 million deficiency as compared to the original net liability estimated at December 31, 2012.

The bottom part of the table shows the impact of reinsurance reconciling the net reserves shown in the upper portion of the table to gross reserves.

	Year ended December 31,
($ in millions)	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Original Net Liability	24.4	36.9	101.7	192.5	311.7	312.8	932.3	1,333.4	1,339.9	1,436.2	1,510.4
Cumulative payments as of:
One year later	7.5	10.9	13.7	49.5	102.4	111.4	415.6	674.2	637.3	729.1
Two years later	11.9	4.5	36.7	90.9	163.8	178.4	492.6	868.2	1,081.4
Three years later	2.9	16.8	60.6	120.0	205.7	210.1	769.6	1,140.2
Four years later	11.7	30.2	73.9	137.7	229.1	262.3	902.0
Five years later	17.8	34.9	82.1	144.9	258.2	304.6
Six years later	20.8	39.1	87.2	158.5	276.2
Seven years later	24.4	39.5	95.3	162.5
Eight years later	24.9	41.8	95.7
Nine years later	30.0	41.3
Ten years later	30.3
Net liability re-estimated as of:
One year later	24.2	36.6	101.0	191.1	303.9	312.5	943.0	1,333.5	1,419.2	1,974.3
Two years later	24.8	40.7	101.5	178.3	288.1	326.0	983.3	1,325.8	1,860.2
Three years later	29.0	48.3	99.5	171.4	293.0	347.5	980.1	1,556.3
Four years later	36.2	45.3	96.6	173.4	303.5	333.8	1,107.4
Five years later	33.6	40.2	97.9	176.0	296.9	359.8
Six years later	27.9	41.6	102.6	173.4	308.4
Seven years later	29.8	43.6	103.0	177.9
Eight years later	31.9	44.8	104.9
Nine years later	33.0	46.8
Ten years later	34.5
Cumulative Net redundancy/ (deficiency)	(10.1)	(9.9)	(3.2)	14.6	3.3	(47.0)	(175.1)	(222.9)	(520.3)	(538.1)
Reinsurance Commutations
Cumulative net redundancy/ (deficiency) excluding	10.3	10.2	10.3	-	-	-	-	-	-	-
Reinsurance Commutations	0.2	0.4	7.1	14.6	3.3	(47.0)	(175.1)	(222.9)	(520.3)	(538.1)
Net reserves	24.4	36.9	101.7	192.5	311.7	312.8	932.3	1,333.4	1,339.9	1,436.2	1,510.4
Ceded reserves	75.1	91.8	97.0	110.0	189.5	222.2	199.7	277.0	292.2	459.5	570.9
Gross reserves	99.5	128.7	198.7	302.5	501.2	535.0	1,132.0	1,610.4	1,632.1	1,895.7	2,081.3
Net re-estimated	34.5	46.8	104.9	177.9	308.4	359.8	1,107.4	1,556.3	1,860.2	1,974.3
Ceded re-estimated	69.1	83.6	83.2	89.2	162.0	204.5	84.6	112.5	(87.9)	612.8
Gross re-estimated	103.6	130.4	188.1	267.1	470.4	564.3	1,192.0	1,668.8	1,772.3	2,587.1
Cumulative gross redundancy/ (deficiency)	(4.1)	(1.7)	10.6	35.4	30.8	(29.3)	(60.0)	(58.4)	(140.2)	(691.4)

(1)	The cumulative payments, net liabilities and net deficiencies are affected by commutations. We commuted several reinsurance treaties in 2002. These commutations had the effect of lowering the cumulative payments by $10.3 million in 2003, $10.2 million in 2004 and $10.3 million in 2005.
(2)	The net reserve increases reflected in the above table for 2008 to 2012 resulted primarily from reserve increase in the workers’ compensation, commercial multi-peril liability, other liability, and auto liability lines partially offset by a modest amount of favorable development in the property lines. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for further discussion.
(3)	Reciprocal Exchanges net reserves of $83.4 million and $91.9 million are included in the ending reserves at December 31, 2012 and 2013, respectively.

Analysis of Reserves

The following table shows our estimated net outstanding case loss reserves and IBNR for loss and LAE by line of business as of December 31, 2013 and 2012:

	2013			2012
($ in millions)	Case Loss Reserves	IBNR	Total	Case Loss Reserves	IBNR	Total
Tower
Commercial multiple-peril	$202.5	$198.8	$401.3	$210.4	$139.3	$349.7
Commercial other liability	156.4	181.9	338.3	134.3	84.7	219.0
Workers’ compensation	63.9	180.4	244.3	228.8	165.1	393.9
Commercial automobile	137.9	149.8	287.7	114.7	102.8	217.5
Fire and allied lines	7.9	11.0	18.9	16.2	1.1	17.3
Homeowners and umbrella	34.6	27.1	61.7	38.8	38.5	77.3
Personal automobile	45.5	20.8	66.3	54.3	23.8	78.1
Total Tower	648.7	769.8	1,418.5	797.5	555.3	1,352.8
Reciprocal Exchanges
Fire and allied lines	0.3	0.9	1.2	1.4	2.0	3.4
Homeowners and umbrella(1)	10.6	9.3	19.9	2.5	6.2	8.7
Personal automobile	44.3	26.5	70.8	49.7	21.6	71.3
Total Reciprocal Exchanges	55.2	36.7	91.9	53.6	29.8	83.4
Consolidated total, all lines	$703.9	$806.5	$1,510.4	$851.1	$585.1	$1,436.2

(1)	The Reciprocal Exchanges 2012 Fire and Allied lines reserves include reserves related to Other Liability/Umbrella which in 2013 is included in Homeowners and Umbrella.

In 2013, we recognized a reserve increase in our net losses from prior accident years of $538.1 million, comprised of $533.0 million of reserve increases excluding the reciprocals and $5.1 million of reserve increases in the Reciprocal Exchanges. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for further discussion.

We monitor our gross, ceded and net loss reserves by segment and line of business to ensure that they are adequate, since a deficiency in reserves may result in or indicate inadequate pricing on our products and may impact our financial condition.

The following table shows the net loss and LAE ratios by line of business for the years ended December 31, 2013, 2012 and 2011:

	2013			2012			2011
	Tower	Reciprocal Exchanges	Total	Tower	Reciprocal Exchanges	Total	Tower	Reciprocal Exchanges	Total
Commercial multiple-peril	126.8%	n/a	126.8%	70.1%	n/a	70.1%	64.6%	n/a	64.6%
Commercial other liability	112.8%	n/a	115.8%	45.8%	n/a	45.8%	63.2%	n/a	63.2%
Workers’ compensation	108.9%	n/a	108.9%	82.4%	n/a	82.4%	74.4%	n/a	74.4%
Commercial automobile	151.4%	n/a	151.4%	86.5%	n/a	86.5%	71.9%	n/a	71.9%
Fire and allied lines	31.9%	38.1%	32.7%	76.1%	-14.8%	71.4%	78.6%	34.2%	76.0%
Homeowners and umbrella(1)	50.5%	58.8%	49.6%	69.9%	57.6%	67.8%	65.0%	64.8%	65.0%
Personal automobile	82.6%	80.6%	81.6%	78.5%	77.9%	78.2%	62.7%	52.6%	58.2%
All lines	103.9%	71.3%	100.5%	74.1%	66.7%	73.4%	69.1%	55.8%	67.6%

(1)	The Reciprocal Exchanges 2012 Fire and Allied lines reserves include reserves related to Other Liability/Umbrella which in 2013 is included in Homeowners and Umbrella.

2012 and 2011 Fire and Allied lines and Homeowners and Umbrella ratios are not comparable to 2013 ratios for the Reciprocal Exchanges.

Our actuaries utilize standard methods common in the insurance industry to project losses and corresponding reserves, which predominantly consist of loss ratio projections, loss development methods and the Bornhuetter-Ferguson (“B-F”) method. Our actuaries also discuss and review their analyses with our underwriting and claims management, so that cross functional input is considered in the loss and LAE analyses. Based upon these inputs and methods, our actuaries determine a best estimate of the loss and LAE reserves. Loss development factors are derived from our data, as well as in some cases from claims experience obtained from other carriers or based upon industry experience, and the loss development factors are utilized in each of the actuarial methods. The loss ratio projection method applies loss development factors to older accident years and projects the loss ratio to the most recent periods based upon trend factors for inflation and pricing changes. Generally, the loss ratio projection method is given the most weight for the recent accident year when there is high volatility in the development patterns, since this method gives little or no weight to immature claims experience that may be unrepresentative of ultimate loss activity. The B-F method combines the loss ratio method and the loss development method to determine loss reserves by adding an expected development (loss ratio times premium times percent unreported) to the reported reserves, and is generally given less weight as each accident year matures. The loss development methods utilize reported paid and incurred claims experience and loss development factors, and these methods are given increasing weight as each accident year matures.

The table below shows the range of the reserve estimates by line of business. The ranges were derived based upon the use of alternative actuarial methods for each line of business, which we believe reflects reasonably likely outcomes, although even further variation could result based upon other changes in loss development patterns, variation in expected loss ratios or variation from external impacts that might affect claims payouts. We believe the results of the range analysis, which are summarized in the table below, constitute a reasonable range of expected outcomes of our reserves for net loss and LAE at December 31, 2013:

	Range of Reserve Estimates
($ in millions)	High	Low	Carried
Tower
Commercial multiple-peril	$482.3	$320.3	$401.3
Commercial other liability	395.0	256.1	338.3
Workers’ compensation	310.3	174.2	244.3
Commercial automobile	338.4	226.0	287.7
Fire and allied lines	27.5	15.6	18.9
Homeowners and umbrella	83.1	41.5	61.7
Personal automobile	74.1	52.6	66.3
Total Tower	$1,710.7	$1,086.3	$1,418.5
Reciprocal Exchanges
Fire and allied lines	1.4	1.1	1.2
Homeowners and umbrella	22.1	17.7	19.9
Personal automobile	78.5	63.0	70.8
Workers’ compensation	-	-	-
Total Reciprocal Exchanges	102.0	81.8	91.9
Consolidated total	$1,812.7	$1,168.1	$1,510.4

If the Company had recorded reserves at the high end of the range, net reserves would have increased by $302.3 million, or 20.0%, which is greater than the Company’s consolidated shareholders’ equity as of December 31, 2013. If the Company had recorded reserves at the low end of the range, net reserves would have decreased by $342.2 million, or 22.7%.

While our reserves are set based upon our current best estimates, there are no assurances that future loss development and trends will be consistent with our past loss development history or those estimates, and so the reserve increase will remain a risk factor to our business. See “Risk Factors—Risks Related to Our Business—If our actual loss and LAE exceed our loss and LAE reserves, our financial condition and results of operations could be significantly adversely affected.” See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Loss and Loss Adjustment Expense Reserves.”

Investments

Our investment policy and guidelines specify minimum criteria for overall credit quality of our investment portfolio and include limitations on the size of particular holdings, as well as restrictions on investments in different asset classes. We utilize several independent investment advisors to effect investment transactions and provide investment advice. We also have retained and may retain other investment advisors to manage or advise us regarding portions of our overall investment portfolio.

The Company’s investment strategy is intended to manage investment risk based on the organization’s ability to accept such risk. The investment strategy is intended to:

•	Maintain adequate liquidity and capital to meet the organization’s responsibility to policyholders;

•	Provide a consistent level of income to support the Company’s profitability and contribute to the growth of capital;

•	Seek to grow the value of assets over time, thereby increasing the Company’s capital strength; and

•	Mitigate investment risk, including managing duration, credit quality, market and currency risk and issuer and industry concentrations.

We monitor the quality of investments, duration, sector mix, and actual and expected investment returns. Investment decision-making is guided by general economic conditions as well as management’s forecast of our cash flows, including the nature and timing of our expected liability payouts and the possibility that we may have unexpected cash demands, for example, to satisfy claims due to catastrophic losses. We expect our investment portfolio will continue to consist mainly of highly rated and liquid fixed-income securities; however, we may invest a portion of our funds in other asset types including common equity investments, real estate, preferred securities, partnerships, hedge funds, other pooled investments and non-investment grade bonds.

Our investment guidelines require compliance with applicable government regulations and laws. Without the approval of our board of directors, we cannot purchase financial futures, options or other derivatives. We expect the majority of our investment holdings to continue to be denominated in U.S. dollars.

Regulatory Matters

Our insurance subsidiaries are subject to extensive governmental regulation and supervision in the U.S., and our Bermuda based subsidiaries are subject to governmental regulation in Bermuda. Most insurance regulations are designed to protect the interests of policyholders rather than shareholders and other investors. These regulations, generally administered by a department of insurance in each jurisdiction relate to, among other things:

•	approval of policy forms and premium rates for our primary insurance operations;

•	standards of solvency, including risk-based capital measurements;

•	licensing of insurers and their agents;

•	restrictions on the nature, quality and concentration of investments;

•	restrictions on the ability to pay dividends to us;

•	restrictions on transactions between insurance company subsidiaries and their affiliates;

•	restrictions on the size of risks insurable under a single policy;

•	requiring deposits for the benefit of policyholders;

•	requiring certain methods of accounting;

•	periodic examinations of our operations and finances;

•	establishment of trust funds for the protection of policyholders;

•	prescribing the form and content of records of financial condition required to be filed; and

•	requiring reserves for unearned premium, losses and other purposes.

Our insurance subsidiaries also are subject to state laws and regulations that require diversification of investment portfolios and that limit types of permitted investments and the amount of investments in certain investment categories. Failure to comply with these laws and regulations may cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory capital and surplus and, in some instances, would require divestiture.

Insurance departments also conduct periodic examinations of the affairs of insurance companies and require the filing of annual and other reports relating to financial condition, holding company issues and other matters.

In addition, regulatory authorities have relatively broad discretion to deny or revoke insurance licenses for various reasons, including the violation of regulations. We base some of our practices on our interpretations of regulations or practices that we believe are generally followed by the industry. These practices may turn out to be different from the interpretations of regulatory authorities. If we do not have the requisite licenses and approvals or do not comply with applicable regulatory requirements, insurance regulatory authorities could preclude or temporarily suspend us from carrying on some or all of our activities or otherwise penalize us. This could adversely affect us. Further, changes in the level of regulation of the insurance or reinsurance industry or changes in laws or regulations themselves or interpretations by regulatory authorities could adversely affect us.

In 2013, the NYDFS issued orders for seven of Tower’s insurance subsidiaries, subjecting them to heightened regulatory oversight, which includes providing the NYDFS with increased information with respect to the insurance subsidiaries’ business, operations and financial condition. In addition, the NYDFS has placed limitations on payments and transactions outside the ordinary course of business and material changes in the insurance subsidiaries’ management and related matters. Tower’s management and Board of Directors have held discussions with the NYDFS, and Tower has been complying with the orders and oversight.

On April 21, 2014, the NYDFS issued additional orders for two of Tower’s insurance subsidiaries instructing them to provide plans to address weaknesses in such insurance subsidiaries’ risk based capital levels as shown in their statutory annual financial statements, and imposing further enhanced reporting and prior approval requirements and limitations on writings of new business. On the same date, the NYDFS issued a letter pertaining to one of Tower’s insurance subsidiaries requiring the submission of a plan to address weaknesses in risk based capital levels.

The Massachusetts Division of Insurance (“MDOI”) and Tower management have agreed to certain restrictions on the operations of Tower’s two Massachusetts domiciled insurance subsidiaries. Tower management has agreed to cause these subsidiaries to provide the MDOI with increased information with respect to their business, operations and financial condition, as well as limitations on payments and transactions outside the ordinary course of business and material changes in their management and related matters.

The Maine Bureau of Insurance entered a Corrective Order imposing certain conditions on Maine domestic insurers York Insurance Company of Maine (“YICM”) and North East Insurance Company (“NEIC”). The Corrective Order imposes increased reporting obligations on YICM and NEIC with respect to business operations and financial condition and imposes restrictions on payments or other transfers of assets from YICM and NEIC outside the ordinary course of business.

On April 11, 2014, the New Jersey Department of Banking and Insurance imposed an enhanced reporting requirement on the intercompany transactions involving Tower’s two New Jersey domiciled insurance subsidiaries and Tower’s New Jersey managed insurer. Such companies are now required to submit for prior approval any transactions with affiliates, even transactions that would otherwise not be reportable under the applicable holding company act.

As of December 31, 2013, TRL and CastlePoint Re had capital and surplus that did not meet the minimum solvency requirements of the BMA. Management has discussed the ACP Re Merger Agreement and provided 2014 solvency forecasts to the BMA.

The BMA has issued directives for TRL and CastlePoint Re, subjecting them to heightened regulatory oversight and requiring BMA approval before certain transactions can be executed. Tower has been complying with the directives issued by the BMA.

Regulation

U.S. Insurance Holding Company Regulation of Tower

Tower, as the parent of the insurance subsidiaries and parent of the managers of the managed insurers, is subject to the insurance holding company laws of New York, Florida, Illinois, Maine, Massachusetts, New Hampshire and New Jersey, the domestic jurisdictions of the insurance subsidiaries and the managed insurers, and California, in which two of such insurance subsidiaries are considered to be commercially domiciled under the laws of that state. These laws generally require the insurance subsidiaries and managed insurers to register with their respective domiciliary state Insurance Department (“Insurance Department”) and to furnish annually financial and other information about the operations of companies within the holding company system. Generally under these laws, all material transactions among companies in the holding company system to which an insurance subsidiary or a managed insurer is a party, including sales, loans, reinsurance agreements and service agreements, must be fair and reasonable and, if material or of a specified category, require prior notice and approval or non-disapproval by the Insurance Department.

Changes of Control

Before a person can acquire control of an insurance subsidiary or a managed insurer, prior written approval must be obtained from the Superintendent or the Commissioner of the Insurance Department (“Superintendent”) of the insurance subsidiary’s or managed insurer’s domestic jurisdiction or jurisdiction of commercial domicile. Prior to granting approval of an application to acquire control of an insurer, the Superintendent considers such factors as: the financial strength of the applicant, the integrity and management of the applicant’s Board of Directors and executive officers, the acquirer’s plans for the future operations of the domestic insurer and any anti-competitive results that may arise from the consummation of the acquisition of control. Pursuant to insurance holding company laws, “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the company, whether through the ownership of voting securities, by contract (except a commercial contract for goods or non-management services) or otherwise. Control is presumed to exist if any person, directly or indirectly, owns, controls or holds with the power to vote a certain threshold percentage of the voting securities of the company. In the domestic jurisdictions of all the managed insurers and all but one of the insurance subsidiaries, the threshold percentage of voting securities that triggers a presumption of control is 10% or more. In Florida, the threshold percentage that triggers a presumption of control is 5% of the voting securities. The Insurance Department, after notice and a hearing, may determine that a person or entity which, directly or indirectly, owns, controls or holds with the power to vote less than the threshold percentage of the voting securities of the company, or with respect to the managed insurers, the management companies, “controls” the company. Because a person acquiring 10% or more of our common stock would indirectly control the same percentage of the stock of the insurance subsidiaries or the membership interests of the management companies, the insurance company change of control laws of New York, California, Illinois, New Jersey, New Hampshire, Maine and Massachusetts would likely apply to such a transaction. The insurance company change of control laws of Florida would likely apply to an acquisition of 5% or more of our voting stock.

Insurance Regulatory Information System Ratios

The Insurance Regulatory Information System (“IRIS”) was developed by the NAIC and is intended primarily to assist state Insurance Departments in executing their statutory mandates to oversee the financial condition of insurance companies operating in their respective states. IRIS identifies thirteen industry ratios and specifies “Usual Values” for each ratio. Departure from the Usual Values on four or more of the ratios can lead to inquiries from individual state insurance commissioners as to certain aspects of an insurer’s business.

In 2013, all of Tower’s insurance subsidiaries that participate in the insurance pool had seven or more ratios departing from the Usual Values. All other Tower insurance subsidiaries had none, one or two ratios departing from the Usual Values.

The common ratios outside the Usual Values for Tower’s insurance subsidiaries in the insurance pool were the following: (i) net written premiums to surplus (ii) two-year overall operating ratio, (iii) gross change in policyholders’ surplus, (iv) change in adjusted policyholders’ surplus, (v) one year reserve development to policyholder surplus, (vi) two year development to policyholder surplus and (vii) estimated current reserve deficiency to policyholders’ surplus. These insurance subsidiaries’ ratios outside the Usual Values were driven primarily by the reserve increases the Company recorded in 2013 and in 2012.

The Reciprocal Exchange entities also had ratios outside the Usual Values. The commons ratios outside the Usual Values were: (i) two-year overall operating ratio and (ii) change in adjusted policyholders’ surplus. The reasons for these ratios being outside the Usual Values were driven primarily by the losses incurred in 2012 due to Superstorm Sandy and higher operating expenses primarily due to technology costs associated with policy administration and claims processing systems.

Statutory Accounting Principles (“SAP”)

Each U.S. insurance company is required to file quarterly and annual statements that conform to SAP. SAP is a basis of accounting developed to assist insurance regulators in monitoring and regulating the solvency of insurance companies. It is primarily concerned with measuring an insurer’s surplus as regards policyholders. Accordingly, statutory accounting focuses on valuing assets and liabilities of insurers at financial reporting dates in accordance with appropriate insurance law and regulatory provisions applicable in each insurer’s domiciliary state.

U.S. generally accepted accounting principles (“GAAP”) are concerned with a company’s solvency, but it is also concerned with other financial measurements, such as income and cash flows. Accordingly, GAAP gives more consideration to appropriate matching of revenue and expenses than does SAP. As a direct result, different assets and liabilities and different amounts of assets and liabilities will be reflected in financial statements prepared in accordance with GAAP as opposed to SAP.

Statutory accounting practices established by the NAIC and adopted, in part, by the state regulators determine, among other things, the amount of statutory surplus and statutory net income of the insurance subsidiaries and thus determine, in part, the amount of funds that are available to pay dividends.

Loss Reserve Specialist and Statements of Actuarial Opinion

Each U.S. insurance company is required to submit a Statement of Actuarial Opinion concerning the adequacy of its loss and loss expense reserves. Similarly, the Bermuda-based insurance subsidiaries are required to submit an opinion of their approved loss reserve specialist with their statutory financial return in respect of its loss and LAE provisions.

Statements of Actuarial Opinion are prepared and signed by the designated actuary for each U.S. company, and by the loss reserve specialist in the case of a Bermuda company. The designated actuary and loss reserve specialist normally is a qualified casualty actuary, and in the case of the Bermuda companies, must be approved by the Bermuda Monetary Authority.

An independent external actuarial firm provides Statements of Actuarial Opinions for all of our insurance subsidiaries. This firm utilizes qualified Members of the Casualty Actuarial Society and Members of the American Academy of Actuaries to provide the service necessary for the Statements of Actuarial Opinion.

Guaranty Associations

In most of the jurisdictions where the insurance subsidiaries are currently licensed to transact business there is a requirement that property and casualty insurers participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premium written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

In none of the past five years has the assessment in any year levied against our insurance subsidiaries been material. Property and casualty insurance company insolvencies or failures may result in additional security fund assessments to our insurance subsidiaries at some future date. At this time we are unable to determine the possible amounts and any impact such assessments may have on the consolidated financial position or results of operations. Accordingly, we have not established liabilities for guaranty fund assessments, with the exception of various New York State workers compensation pre-assessment guaranty funds. See “Note 17 —Contingencies” in the notes to our audited consolidated financial statements included elsewhere in this report.

Residual Market Plans

Our insurance subsidiaries are required to participate in various mandatory insurance facilities or in funding mandatory pools, which are generally designed to provide insurance coverage for consumers who are unable to obtain insurance in the voluntary insurance market. These pools generally provide insurance coverage for workers’ compensation, personal and commercial automobile and property-related risks.

Management Companies

The activities of our managing general agencies and management companies are subject to licensing requirements and regulation under the laws of New York, Delaware, Florida and other states where they do business. The businesses of these companies depend on the validity of, and continued good standing under, the licenses and approvals pursuant to which they operate, as well as compliance with pertinent regulations.

Reinsurance

We purchase reinsurance to reduce our net liability on individual risks, to protect against possible catastrophes, to achieve a target ratio of net premiums written to policyholders’ surplus or to expand our underwriting capacity. Reinsurance coverage can be purchased on a facultative basis when individual risks are reinsured or on a treaty basis when a class or type of business is reinsured. We may purchase facultative reinsurance to provide limits in excess of the limits provided by our treaty reinsurance. Treaty reinsurance falls into three categories: quota share (also called pro rata), excess of loss and catastrophe treaty reinsurance. Under our quota share reinsurance contracts, we cede a predetermined percentage of each risk for a class of business to the reinsurer and recover the same percentage of losses and LAE on the business ceded. We pay the reinsurer the same percentage of the original premium, less a ceding commission. The ceding commission rate is based upon the ceded loss ratio on the ceded quota share premiums earned and in certain contracts is adjusted for loss experience under those contracts. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Estimates – Ceding commissions earned.” Under our excess of loss treaty reinsurance, we cede all or a portion of the liability in excess of a predetermined deductible or retention. We also purchase catastrophe reinsurance on an excess of loss basis to protect ourselves from an accumulation of certain net loss exposures from a catastrophic event or series of events such as windstorms, hailstorms, tornadoes, hurricanes, earthquakes, blizzards, freezing temperatures, riots and terrorist acts (for personal lines business). A portion of the protection we purchase is on an Original Insured Market Loss Warranty basis, whereby we can recover up to the limit of the contract for our ultimate net loss arising from the Windstorm Peril in the Northeast in an event where the Insured Market Loss exceeds a specified threshold. We generally do not receive any commission for ceding business under excess of loss or catastrophe reinsurance agreements.

The type, cost and limits of reinsurance we purchase can vary from year to year based upon our desired retention levels and the availability of quality reinsurance at acceptable prices, terms and conditions. Our excess of loss reinsurance and quota share programs were effective in 2013 and renewed or extended on January 1, 2014. Our catastrophe reinsurance program was renewed July 1, 2013.

In an effort to maintain capacity for our business with favorable commission levels, we have in the past accepted loss ratio caps in certain of our reinsurance treaties and currently accept per occurrence loss limitations on catastrophe-exposed property quota share treaties. Loss ratio caps curtail a reinsurer’s liability for losses above a specified loss ratio. Occurrence loss limitations impose a limit upon a reinsurer’s liability for aggregate losses incurred under multiple policies in a single occurrence. These provisions have been structured to provide reinsurers with some limit on the amount of potential loss being assumed, while maintaining the transfer of significant insurance risk with the possibility of a significant loss to the reinsurers.

Regardless of type, reinsurance does not legally discharge the ceding insurer from primary liability for the full amount due under the reinsured policies. However, the assuming reinsurer is obligated to indemnify the ceding company to the extent of the coverage ceded. To protect our company from the possibility of a reinsurer becoming unable to fulfill its obligations under the reinsurance contracts, we attempt to select financially strong reinsurers with an A.M. Best rating of A- (Excellent) or better and continue to evaluate their financial condition and monitor various credit risks to minimize our exposure to losses from reinsurer insolvencies.

To further minimize our exposure to reinsurance recoverables, certain of our reinsurance agreements were placed on a “funds withheld” basis under which ceded premiums written are deposited in segregated trust funds from which we receive payments for losses and ceding commission adjustments. Our reinsurance receivables from non-admitted reinsurers are collateralized either by Letter of Credit or New York Regulation 114 compliant trust accounts.

To increase its financial flexibility, on July 1, 2013, the Company entered into three new quota share agreements and an aggregate excess of loss agreement to protect its commercial lines business. The first agreement was between Tower Insurance Company of New York (“TICNY”), on its behalf and on behalf of each of its pool participants, and Arch. The second agreement was between TICNY, on its behalf and on behalf of each of its pool participants, and Hannover. The third arrangement with Southport Re consisted of two separate agreements with TICNY, on its behalf and on behalf of each of its pool participants, and a third agreement with Tower Reinsurance, Ltd. (“TRL”). The Southport Quota Share has been accounted for using deposit accounting treatment. Deposit assets of $28.7 million as of December 31, 2013 related to the Southport Quota Share are reflected in Other assets in the consolidated balance sheet. As a result of a negotiation between the Company and Southport, all of the Company’s treaties with Southport were commuted effective as of February 19, 2014, with the result of the commutation being that all premiums paid to Southport by the Company were returned to the Company, and all liabilities assumed by Southport were cancelled, and such liabilities became the obligation of the Company.

Following the announcement of the merger with ACP Re on January 6, 2014, the Company announced that several of its subsidiaries had entered into two quota share reinsurance agreements with two affiliates of ACP Re. that provide a cut-though endorsement for selected personal and commercial lines policies and bolster the Company’s ability to retain business following the downgrades by the rating agencies.

Terrorism Reinsurance

In 2002, in response to the tightening of supply in certain insurance and reinsurance markets resulting from, among other things, the September 11, 2001 terrorist attacks, the Terrorism Risk Insurance Act (“TRIA”) was enacted. TRIA is designed to ensure the availability of insurance coverage for foreign terrorist acts in the United States of America. This law established a federal assistance program through the end of 2005 to help the commercial property and casualty insurance industry cover claims related to future terrorism-related losses and requires such companies to offer coverage for certain acts of terrorism.

On December 17, 2005, Congress passed a two-year extension of TRIA through December 31, 2007 with the passage of the Terrorism Risk Insurance Extension Act (“TRIEA”). Under the terms of TRIEA, the minimum size of the triggering event increased and Tower’s deductible increased. Under TRIEA, federal assistance for insured terrorism losses has been reduced as compared to the assistance previously available under TRIA. As a consequence of these changes, potential losses from a terrorist attack could be substantially larger than previously expected.

On December 26, 2007, the President signed the Terrorism Risk Insurance Program Reauthorization Act of 2007 (the “2007 Act”) which extends TRIEA for seven years through December 31, 2014. The 2007 Act maintains the same triggering event size of $100 million, company deductible of 20%, industry retention of $27.5 billion, federal share of 85% and program aggregate insured loss limit of $100 billion put in place by TRIEA. The 2007 Act extends coverage to domestic terrorism and requires additional notice to policyholders regarding the $100 billion program limit. There is no certainty that this reinsurance protection will be extended beyond 2014.

Employees

As of December 31, 2013, we had 1,396 full-time employees. None of these employees are covered by a collective bargaining agreement. We have employment agreements with certain senior executive officers. The remainder of our employees are “at-will” employees.

On November 22, 2013, the Company announced the implementation of an expense control initiative to streamline its operations and focus resources on its most profitable lines of business. As part of this initiative, the Company is completing a workforce reduction affecting approximately 10% of the total employee population.

Available Information

We file periodic reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information may be viewed at the SEC’s website at www.sec.gov or viewed or obtained at the SEC Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information pertaining to the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

The address for our internet website is www.twrgrpintl.com. We make available, free of charge, through our internet site, our annual report on Form 10-K, annual report to shareholders, quarterly reports on Form 10-Q and current reports on Form 8-K and all amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after we electronically file such materials with, or furnish it to, the SEC.

Glossary of Selected Insurance Terms

Accident year	The year in which an event occurs, regardless of when any policies covering it are written, when the event is reported, or when the associated claims are closed and paid.
Acquisition expense	The cost of acquiring both new and renewal insurance business, including commissions to agents or brokers and premium taxes.
Adverse Development Cover	A reinsurance arrangement whereby a reinsurer agrees, in return for a premium, to cover the ultimate settled amount of a specified block of business above a certain pre-agreed amount.
Agent	One who negotiates insurance contracts on behalf of an insurer. The agent receives a commission for placement and other services rendered. Retail agents serve as intermediaries between the individual insureds and an insurer, managing general agent or wholesale broker to secure coverage for the insured. Wholesale agents serve as intermediaries between retail agents and the insurer and do not deal directly with individual insureds.
Attorney-in-fact	A person or corporate entity who holds power of attorney, and therefore is legally designated to transact business and execute documents on behalf of another person or, in Tower’s case, administers the Reciprocal Exchanges, including paying losses, investing premium inflows, recruiting new members, underwriting the inflow of new business, underwriting renewal business, receiving premiums, and exchanging reinsurance contracts.
Broker	One who negotiates insurance or reinsurance contracts between parties. An insurance broker negotiates on behalf of an insured and a primary insurer. A reinsurance broker negotiates on behalf of a primary insurer or other reinsured and a reinsurer. The broker receives a commission for placement and other services rendered.
Case reserves	Loss reserves established by claims personnel with respect to individual reported claims.
Casualty insurance and/or reinsurance	Insurance and/or reinsurance that is concerned primarily with the losses caused by injuries to third persons (in other words, persons other than the policyholder) and the legal liability imposed on the insured resulting there from.
Catastrophe reinsurance	A form of excess of loss property reinsurance that, subject to a specified limit, indemnifies the ceding company for the amount of loss in excess of a specified retention with respect to an accumulation of losses resulting from a catastrophic event.
Cede; ceding company	When an insurance company reinsures its risk with another, it “cedes” business and is referred to as the “ceding company.”
Clash coverage	A form of reinsurance that covers the cedant’s exposure to multiple retentions that may occur when two or more of its insureds suffer a loss from the same occurrence. This reinsurance covers the additional retentions.
CLUE	Comprehensive Loss Underwriting Exchange (“CLUE”) is a claims history database that enables insurance companies to access consumer claims information when they are underwriting or rating an insurance policy.

Combined ratio	The sum of losses and LAE, acquisition expenses, operating expenses and policyholders’ dividends, all divided by net premiums earned.
Cut-Through Endorsement	A cut-through endorsement is a separate agreement between the reinsurer and the direct insured that becomes a part of the original reinsurance agreement.
Direct premiums written	The amounts charged by a primary insurer for the policies that it underwrites.
Excess and surplus lines	Excess insurance refers to coverage that attaches for an insured over the limits of a primary policy or a stipulated self-insured retention. Policies are bound or accepted by carriers not licensed in the jurisdiction where the risk is located, and generally are not subject to regulations governing premium rates or policy language. Surplus lines risks are those risks not fitting normal underwriting patterns, involving a degree of risk that is not commensurate with standard rates and/or policy forms, or that will not be written by standard carriers because of general market conditions.
Excess of loss reinsurance	The generic term describing reinsurance that indemnifies the reinsured against all or a specified portion of losses on underlying insurance policies in excess of a specified dollar amount, called a “layer” or “retention.” Also known as non-proportional reinsurance.
Expense ratio	Expense ratio is equal to underwriting expenses divided by earned premiums.
Funds held	The holding by a ceding company of funds usually representing the unearned premium reserve or the outstanding loss reserves applied to the business it cedes to a reinsurer.
Gross premiums written	Total premiums for direct insurance and reinsurance assumed during a given period.
Incurred but not reported (“IBNR”) reserves	Loss reserves for estimated losses that have been incurred but not yet reported to the insurer or reinsurer.
Incurred losses	The total losses sustained by an insurance company under a policy or policies, whether paid or unpaid. Incurred losses include a provision for claims that have occurred but have not yet been reported to the insurer (“IBNR”).
Lloyd’s syndicate	A group of names at Lloyd’s of London who have entrusted their assets to a team of underwriters who underwrite on behalf of the group.
Loss adjustment expenses (“LAE”)	The expenses of settling claims, including legal and other fees and the portion of general expenses allocated to claim settlement costs.
Loss and LAE ratio	Loss and LAE ratio is equal to losses and LAE incurred divided by earned premiums.
Loss reserves	Liabilities established by insurers and reinsurers to reflect the estimated cost of claims payments that the insurer or reinsurer believes it will ultimately be required to pay with respect to insurance or reinsurance it has written. Reserves are established for losses and for LAE and consist of case reserves and IBNR. The process of estimating loss reserves requires significant judgment. Reserves are not, and cannot be, an exact measure of an insurers’ ultimate liability.
Managing general agent	A person or firm authorized by an insurer to transact insurance business who may have authority to bind the insurer, issue policies, appoint producers, adjust claims and provide administrative support for the types of insurance coverage pursuant to an agency agreement.
Net premiums earned	The portion of net premiums written that is earned during a period and recognized for accounting purposes as revenue.
Net premiums written	Gross premiums written for a given period less premiums ceded to reinsurers or retrocessionaires during such period.
Primary insurer	An insurance company that issues insurance policies to consumers or businesses on a first dollar basis, sometimes subject to a deductible.
Pro rata, or quota share, reinsurance	A form of reinsurance in which the reinsurer shares a proportional part of the ceded insurance liability, premiums and losses of the ceding company. Pro rata, or quota share, reinsurance also is known as proportional reinsurance or participating reinsurance.
Program underwriting agent	An insurance intermediary that underwrites program business by aggregating business from retail and wholesale agents and performs certain functions on behalf of insurance companies, including underwriting, premium collection, policy form design and other administrative functions to policyholders.

Property insurance and/or reinsurance	Insurance and/or reinsurance that indemnifies a person with an insurable interest in tangible property for his property loss, damage or loss of use.
Reciprocal exchange	Unincorporated association with each insured insuring the other insureds within the association. (Thus, each participant in this pool is both an insurer and an insured.) An attorney-in-fact administers the exchange. Members share profits and losses in the same proportion as the amount of insurance purchased from the exchange by that member.
Reinsurance	A transaction whereby the reinsurer, for consideration, agrees to indemnify the reinsured company against all or part of the loss the company may sustain under the policy or policies it has issued. The reinsured may be referred to as the original or primary insurer or the ceding company.
Renewal retention rate	The current period renewal premium, excluding pricing, exposure and policy form changes, as a percentage of the total premium available for renewal.
Retention, retention layer	The amount or portion of risk that an insurer or reinsurer retains for its own account. Losses in excess of the retention layer are reimbursed to the insurer or reinsurer by the reinsurer or retrocessionaire. In proportional treaties, the retention may be a percentage of the original policy’s limit. In excess of loss business, the retention is a dollar amount of loss, a loss ratio or a percentage.
Retrocession; retrocessionaire	A transaction whereby a reinsurer cedes to another reinsurer, known as a retrocessionaire, all or part of the reinsurance it has assumed. Retrocession does not legally discharge the ceding reinsurer from its liability with respect to its obligations to the reinsured
Statutory accounting principles (“SAP”)	Recording transactions and preparing financial statements in accordance with the rules and procedures prescribed or permitted by state insurance regulatory authorities and the NAIC.
Statutory or policyholders’ surplus; statutory capital and surplus	The excess of admitted assets over total liabilities (including loss reserves), determined in accordance with SAP.
Third party administrator	A service group who provides various claims administration, risk management, loss prevention and related services, primarily to self-insured clients under a fee arrangement or to insurance carriers on an unbundled basis. No insurance risk is undertaken in the arrangement.
Treaty reinsurance	The reinsurance of a specified type or category of risks defined in a reinsurance agreement (a “treaty”) between a primary insurer or other reinsured and a reinsurer. Typically, in treaty reinsurance, the primary insurer or reinsured is obligated to offer and the reinsurer is obligated to accept a specified portion of all agreed-upon types or categories of risks originally written by the primary insurer or reinsured.
Underwriting	The insurer’s/reinsurer’s process of reviewing applications submitted for insurance coverage, deciding whether to accept all or part of the coverage requested and determining the applicable premiums.
Unearned premium	The portion of a premium representing the unexpired portion of the exposure period as of a certain date.
Unearned premium reserve	Liabilities established by insurers and reinsurers to reflect unearned premiums which are usually refundable to policyholders if an insurance or reinsurance contract is canceled prior to expiration of the contract term.

Note on Forward-Looking Statements

Some of the statements under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business” and elsewhere in this Form 10-K may include forward-looking statements that reflect our current views with respect to future events and financial performance. These statements include forward-looking statements both with respect to us specifically and to the insurance sector in general. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “estimate,” “may,” “should,” “anticipate,” “will” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the Federal securities laws or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are, or will be, important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to, those described under “Risk Factors” and the following:

•

changes in our financial strength or credit ratings could impact our ability to write new business, the cost of, and our ability to obtain, capital or our ability to attract and retain brokers, agents and customers;

•	further decreases in the capital and surplus of our insurance subsidiaries and their ability to meet minimum capital and surplus requirements;

•	changes in our ability to access our credit facilities or raise additional capital;

•	the implementation and effectiveness of our capital improvement strategy;

•	Tower’s ability to continue operating as a going concern;

•	changes in our ability to meet ongoing cash requirements and pay dividends;

•

greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than our underwriting, reserving or investment practices anticipate based on historical experience or industry data;

•	changes in the availability, cost or quality of reinsurance and failure of our reinsurers to pay claims timely or at all;

•	changes in the availability, cost or quality of reinsurance or retrocessional coverage;

•	decreased demand for our insurance or reinsurance products;

•	increased competition on the basis of pricing, capacity, coverage terms or other factors;

•	ineffectiveness or obsolescence of our business strategy due to changes in current or future market conditions;

•	currently pending or future litigation or governmental proceedings;

•	developments that may delay or limit our ability to enter new markets as quickly as we anticipate;

•	loss of the services of any of our executive officers or other key personnel;

•	changes in acceptance of our products and services, including new products and services;

•	developments in the world’s financial and capital markets that could adversely affect the performance of our investments;

•	the effects of acts of terrorism or war;

•	changes in general economic conditions, including inflation, interest rates and other factors which could impact our performance and the performance of our investment portfolio;

•	changes in accounting policies or practices;

•	changes in legal theories of liability under our insurance policies;

•	changes in rating agency policies or practices;

•	declining demand for reinsurance due to increased retentions by cedents and other factors;

•	a lack of opportunities to increase writings in Tower’s reinsurance lines of business and in specific areas of the reinsurance market;

•	changes in the percentage of our premiums written that we cede to reinsurers;

•

changes in regulations or laws applicable to us, our subsidiaries, brokers or customers, including regulatory limitations and restrictions on the declaration and payment of dividends and capital adequacy standards;

•	the Bermudian regulatory system, and potential changes thereto;

•	risks and uncertainties associated with technology, data security or outsourced services that could negatively impact our ability to conduct our business or adversely impact our reputation;

•	the effects of mergers, acquisitions or divestitures;

•	disruptions in Tower’s business arising from the integration of acquired businesses into Tower and the anticipation of potential or pending acquisitions or mergers; and

•	any changes concerning the conditions, terms, termination, or closing of the merger with ACP Re.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Form 10-K. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we project. Any forward-looking statements you read in this Form 10-K reflect our views as of the date of this Form 10-K with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph. Before making an investment decision, you should specifically consider all of the factors identified in this Form  10-K that could cause actual results to differ.

Item 1A. Risk Factors

An investment in our common stock involves a number of risks. You should carefully consider the following information. Additional risks not presently known to us or that we currently deem immaterial may also impair our business, financial condition or results of operations. Any of the risks described below could result in a significant or material adverse effect on our business, financial condition or results of operations, and a corresponding decline in the market price of our common shares and other securities.

This Form 10-K also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of certain factors, including the risks described below. See “Business—Note on Forward-Looking Statements.”

Risks Related to the Proposed Merger with ACP Re

Failure to complete the proposed merger with ACP Re could adversely affect our ability to continue as a going concern.

There is no assurance that the closing of our proposed merger with ACP Re will occur or that it will close under the same terms and conditions contained in the ACP Re Merger Agreement. Consummation of the merger is subject to various conditions, including, among other things, the approval of the ACP Re Merger Agreement and the merger by the holders of a majority of our outstanding common shares, and certain other customary conditions, including, among other things, the absence of laws or judgments prohibiting or restraining the merger and the receipt of certain regulatory approvals. We cannot predict with certainty whether and when any of these conditions will be satisfied. In addition, the ACP Re Merger Agreement may be terminated under certain specified circumstances, including if the merger is not consummated on or before September 30, 2014 or if the special meeting of our shareholders is not convened and held on or prior to August 15, 2014. If the ACP Re Merger Agreement is not approved by our shareholders or if the merger is not consummated for any other reason, our shareholders will not receive any payment for their shares in connection with the merger. Instead, we will remain an independent public company and we would intend that the common shares continue to be listed and traded on NASDAQ. There is, however, substantial doubt about our ability to continue as a going concern. Recent declines in our financial strength and issuer credit ratings have materially adversely affected our ability to write new business. See “There is substantial doubt about the Company’s ability to continue as a going concern.” and “Recent declines in the ratings assigned to us and our insurance subsidiaries by A.M. Best, Fitch and Demotech, as well as any future ratings downgrades, will affect our ability to write new business, our standing among brokers, agents and insureds and cause our sales and earnings to decrease.”

In addition, TGI’s $147.7 million 5.00% senior convertible notes mature on September 15, 2014 and we currently do not have, and do not anticipate obtaining, any commitments with respect to raising additional capital or liquidating investments that will provide sufficient funds to pay the principal of the Notes when they mature. See “We may be unable to implement our proposed capital improvement strategy or, if implemented, it may not achieve its anticipated benefits, either of which could have a material adverse effect on our business, financial condition or results of operations.” Also, under specified circumstances, the ACP Re Merger Agreement may require us to reimburse ACP Re for its expenses or pay ACP Re a fee with respect to the termination of the ACP Re Merger Agreement, which would further impact our ability to continue as a going concern if the merger is not completed.

Risks Related to Our Business

There is substantial doubt about the Company’s ability to continue as a going concern.

There is substantial doubt about the Company’s ability to remain as a going concern. As such, any potential investor or lender may be unlikely or unwilling to provide additional capital or loans to the Company. Should the Company no longer continue to support its capital or liquidity needs, or should the Company be unable to successfully execute its capital improvement strategy, raise additional capital, execute any strategic alternatives (including the ACP Re merger) or sell certain investments in an orderly manner, such failures would have a material adverse effect on the Company’s business, results of operations and financial position.

Recent declines in the ratings assigned to us and our insurance subsidiaries by A.M. Best, Fitch and Demotech, as well as any future ratings downgrades, will affect our ability to write new business, our standing among brokers, agents and insureds and cause our sales and earnings to decrease.

Financial strength ratings are an important factor influencing the competitive position of insurance companies. The objective of the rating agencies’ rating systems is to provide an opinion of an insurer’s financial strength and ability to meet ongoing obligations to its policyholders. Our insurance subsidiaries’ ratings reflect the rating agencies’ opinion of our financial strength and are not evaluations directed to investors in our securities, nor are they recommendations to buy, sell or hold our securities. Our ratings are subject to periodic review by, and may be revised downward or revoked at the sole discretion of, the rating agencies.

Our ability to write business is significantly influenced by our rating from A.M. Best. On December 20, 2013, A.M. Best lowered the financial strength ratings of each of our insurance subsidiaries from “B++” (Good) to “B” (Fair) (the seventh highest of fifteen rating levels), as well as the issuer credit ratings of each of our insurance subsidiaries from “bbb” to “bb”. Previously, on October 8, 2013, A.M. Best had downgraded the financial strength rating of each of our insurance subsidiaries to “B++” (Good) and their respective issuer credit ratings to “bbb” from “a-”. In addition on December 20, 2013, A.M. Best downgraded the issuer credit rating of TGI as well as the debt rating on its $147.7 million 5.00% senior convertible notes due 2014 (the “Notes”) to “b-” from “bb”. On the same date, A.M. Best also downgraded the financial strength rating of CastlePoint Reinsurance Company, Ltd. (Bermuda) to “B” (Fair) from “B++” (Good) and its issuer credit rating to “bb” from “bbb” and downgraded the issuer credit rating of Tower Group International, Ltd. to “b-” from “bb”. We, TGI and each of our insurance subsidiaries currently are and will continue to be under review with negative implications pending further discussions between A.M. Best and our management. In downgrading our ratings, A.M. Best stated that its actions “consider the magnitude of the charges taken and the material adverse impact on Tower’s risk-adjusted capitalization, financial leverage, liquidity and coverage ratios,” “consider the reduced financial flexibility [of the Company] given [its] delay in earnings, the decline in shareholder confidence and the corresponding decline in share price” and “reflect the potential for further adverse reserve development, increased competitive challenges and due to the ratings downgrade, potential actions taken by third party reinsurers and lenders.” Following the announcement of the ACP Re merger, on January 10, 2014, A.M. Best maintained the under review status of our financial strength and issuer credit ratings and revised the implications from “negative” to “developing” for all of these ratings. A.M. Best stated that, “[t]he under review status with developing implications reflects the potential benefits to be garnered from the transaction as well as the potential downside from any additional adverse reserve development and/or any unforeseen events that might transpire up until the close of the transaction…”

TGIL and our insurance subsidiaries also are rated by Fitch Ratings Ltd. (“Fitch”). Fitch insurer financial strength ratings are assigned to an insurer’s policyholder obligations and are an assessment of relative financial strength. Insurer financial strength ratings assess the ability of an insurer to meet policyholder and related obligations, relative to the “best” credit risk in a given country across all industries and obligation types. Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. On January 2, 2014, Fitch downgraded our issuer default rating from “B” to “CC” and the insurer strength ratings of our insurance subsidiaries from “BB” to “B”. On October 7, 2013, Fitch downgraded our issuer default rating to “B” (the sixth highest of 11 such ratings) from “BBB” and the insurer strength ratings of our insurance subsidiaries to “B” (the fifth highest of Fitch Ratings’ nine such ratings) from “A-”. In downgrading such ratings, Fitch stated that it “is concerned that Tower’s competitive position has been materially damaged, negatively impacting the Company’s financial flexibility and ability to write new business” and that “the magnitude of the second quarter charges was large enough to cause several key ratios to fall well outside of previously established ratings downgrade triggers, which resulted in the multi-notch downgrade.” On January 6, 2014, Fitch revised our rating watch status to “evolving” from “negative” following the ACP Re merger announcement, and stated that “[t]he Evolving Watch reflects that the ratings could go up if the merger closes; however, ratings could be lowered if the merger does not occur and [the Company] is unsuccessful in addressing upcoming debt maturity or if additional reserve deficiencies develop.”

The Reciprocal Exchanges also are rated by Demotech, which ratings are based upon a series of quantitative ratios and qualitative considerations that together comprise a financial stability analysis model (certain of our insurance subsidiaries were rated by Demotech until December 24, 2013). On December 24, 2013, Demotech announced the withdrawal of its Financial Stability Ratings (“FSRs”) assigned to our following subsidiaries: Kodiak Insurance Company, Massachusetts Homeland Insurance Company, Tower Insurance Company of New York and York Insurance Company of Maine. Concurrently, Demotech advised that the FSRs assigned to Adirondack Insurance Exchange, Mountain Valley Indemnity Company, New Jersey Skylands Insurance Association and New Jersey Skylands Insurance Company remain under review. On October 7, 2013, Demotech lowered its rating on Tower Insurance Company of New York and three other U.S. based insurance subsidiaries (Kodiak Insurance Company, Massachusetts Homeland Insurance Company and York Insurance Company of Maine) from “A’ (A prime)” to “A (A exceptional)”. In addition, Demotech removed its previous “A’ (A prime)” rating on six other U.S. based insurance subsidiaries (CastlePoint Florida Insurance Company, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company, North East Insurance Company and Preserver Insurance Company). Demotech also affirmed its “A” ratings on Adirondack Insurance Exchange, New Jersey Skylands Insurance Association, New Jersey Skylands Insurance Company and Mountain Valley Indemnity Company.

Management expects these rating actions, in combination with other items that have impacted the Company in 2013, to result in a decrease in the amount of premiums the insurance subsidiaries are able to write. Such rating actions also have and may continue to cause concern among our agents, brokers and policyholders, resulting in a movement of business away from our insurance subsidiaries to other stronger or more highly rated insurance carriers. Because many of our agents and brokers (whom we refer to as “producers”) and policyholders purchase our policies on the basis of our current ratings, any reduction of our ratings could materially and adversely affect our ability to retain or expand our policyholder base. Similarly, the reduction of our financial strength ratings could have the effect of materially increasing the number or amount of policy surrenders by policyholders, requiring us to reduce prices for certain of our products and services to remain competitive, adversely affecting our ability to attract and retain our more profitable books of business, and adversely affecting our ability to obtain reinsurance at reasonable prices, or at all.

Such rating actions, and any further ratings downgrades also will negatively impact our ability to raise capital and have had and will have a negative impact on our overall liquidity. Because lenders and reinsurers will use our A.M. Best ratings as a factor in deciding whether to transact business with us, the failure of our insurance subsidiaries to maintain their financial strength ratings may dissuade a financial institution or reinsurance company from conducting any business with us or may increase our interest or reinsurance costs. For example, many of our ceded reinsurance contracts, including those entered into in September 2013, as disclosed in our Current Report on Form 8-K, dated September 23, 2013, have ratings triggers, which permit the assuming reinsurer to terminate their agreement to reinsure us if our A.M. Best rating is below “A-”.

It is possible that A.M. Best, Fitch or Demotech could downgrade our ratings further or remove such ratings, which would materially adversely affect our business, financial condition and results of operations.

If our reciprocal business does not perform well or is downgraded, we may be required to recognize further impairment of our intangible assets, which could adversely affect our results of operations.

Intangible assets represent the amount of fair value assigned to certain assets when we acquire a subsidiary or a book of business. Intangible assets are classified as having either a finite or an indefinite life. We test the recoverability of indefinite life intangibles at least annually. We test the recoverability of finite life intangibles whenever events or changes in circumstances indicate that the carrying value of a finite life intangible may not be recoverable. An impairment is recognized if the carrying value of an intangible asset is not recoverable and exceeds its fair value, in which circumstance we write down the intangible asset by the amount of the impairment, with a corresponding charge to income. If our reciprocal business does not perform well or the reciprocal exchanges are downgraded, we may be required to recognize an impairment of our intangible assets. Such write downs could have a material adverse effect on our results of operations.

A decrease in the capital and surplus of our insurance subsidiaries may result in a further downgrade of our credit and insurer financial strength ratings.
In any particular year, our statutory surplus amounts and risk based capital (“RBC”) ratios may increase or decrease depending on a variety of factors, including the amount of statutory income or losses generated by our insurance subsidiaries, the amount of additional capital our insurance subsidiaries must hold to support business growth, changes in reserving requirements, the value of certain fixed-income and equity securities in our investment portfolio, changes in interest rates, as well as changes to the National Association of Insurance Commissioners’ (“NAIC”) RBC formulas. See “Our insurance subsidiaries are subject to minimum capital and surplus requirements. Failure to meet these requirements could subject us to regulatory action” below. Most of these factors are outside of our control. Our credit and insurer financial strength ratings are significantly influenced by our statutory surplus amounts and RBC ratios. In addition, rating agencies may implement changes to their internal models that have the effect of increasing or decreasing the amount of statutory capital we must hold in order to maintain our current ratings. Increases in reserves reduce the statutory surplus used in calculating our RBC ratios. To the extent that our statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, we may seek to raise additional capital through one or more financings, which may be unavailable or on terms not as favorable as in the past. Alternatively, if we were not to raise additional capital in such a scenario, either at our discretion or because we were unable to do so, our financial strength and credit ratings might be further reduced by one or more rating agencies, which would have a material adverse effect on our business, financial condition and results of operations. For more information on risks regarding our ability to raise capital, as well as our ratings, see “We may be unable to implement our proposed capital improvement strategy or, if implemented, it may not achieve its anticipated benefits, either of which could have a material adverse effect on our business, financial condition or results of operations” below and “Recent declines in the ratings assigned to us and our insurance subsidiaries by A.M. Best, Fitch and Demotech, as well as any future ratings downgrades, could affect our ability to write new business, our standing among brokers, agents and insureds and cause our sales and earnings to decrease” above.

We may be unable to implement our proposed capital improvement strategy or, if implemented, it may not achieve its anticipated benefits, either of which could have a material adverse effect on our business, financial condition or results of operations.

If the Company does not close on the ACP Re Merger Agreement prior to September 15, 2014, the Company’s plan to repay the Notes includes a combination of using proceeds from the sale of assets held at TGI as well as using proceeds generated by other strategic alternatives and to the extent necessary, issuing debt or equity securities to pay down the principal of the Notes. The Company can provide no assurance that it will be successful in generating sufficient funds to repay the Notes by selling assets held at TGI, pursuing other strategic alternatives or issuing new debt or equity securities.

There can be no assurances that the Company will be able to remedy its current statutory capital deficiencies in certain of its insurance subsidiaries or maintain adequate levels of statutory capital in the future. Consequently, there is substantial doubt about the Company’s ability to continue as a going concern. See “There is substantial doubt about the Company’s ability to continue as a going concern.” Should the Company no longer continue to support its capital or liquidity needs, or should the Company be unable to successfully execute the above mentioned initiatives, such failures would have a material adverse effect on its business, results of operations and financial position.

There can be no assurance that we will execute our capital improvement strategy or sell new debt or equity securities in a timely manner or at all. In addition, we may face unanticipated difficulties or costs in pursuing the capital improvement strategy or the sale of new debt or equity securities and, even if implemented, the capital improvement strategy or the sale of new debt or equity securities may not achieve its anticipated benefits. For example, any such transaction (or related transaction) may result in diversion of management’s attention from other business concerns, a failure to achieve our financial or operating objectives, potential loss of policyholders or key employees, and volatility in the prices of our securities. The occurrence of any of these events could have a material adverse effect on our business, financial condition or results of operations.

Our ability to meet ongoing cash requirements and pay dividends may be limited by our holding company structure and regulatory constraints.

TGIL is a holding company and, as such, has no direct operations of its own. We do not expect TGIL to have any significant operations or assets other than its ownership of the shares of its operating subsidiaries. Dividends and other permitted payments from our operating subsidiaries are expected to be our primary source of funds to meet ongoing cash requirements, including any future debt service payments and other expenses, and to pay dividends, if any, to our shareholders. As of December 31, 2013 and as of the date hereof, none of our insurance subsidiaries could pay to us any distributions without approval.

The ability of our insurance subsidiaries to pay ordinary and extraordinary dividends must be considered in relation to the impact on key financial measurement ratios, including RBC ratios and A.M. Best’s Capital Adequacy Ratio, which in turn could affect our A.M. Best rating. As a result, at times, we may not be able to receive dividends from our insurance subsidiaries in amounts necessary to meet our ongoing cash requirements, including any future debt service payments and other expenses, and to pay dividends to our shareholders. Furthermore, as a result of our recent reserve increases, we incurred a material loss and decrease in our insurance subsidiaries’ capital and surplus, which will reduce their dividend paying capacity until they once again generate a profit and rebuild their surplus levels. See “Although we have paid cash dividends in the past, we did not pay a dividend in the fourth quarter of 2013 and we likely will not pay cash dividends in the near future” below. Accordingly, if you require dividend income you should carefully consider these risks before making an investment in our Company. If we are not able to receive dividends and other permitted payments from our operating subsidiaries in amounts necessary to meet our ongoing cash requirements, such inability could adversely affect the Company’s business, results of operation and financial position. See “There is substantial doubt about the Company’s ability to continue as a going concern.”

Although we have paid cash dividends in the past, we did not pay a dividend in the fourth quarter of 2013 and we likely will not pay cash dividends in the near future.

On November 14, 2013, the Company announced that its Board of Directors determined that it would not declare and pay a dividend to shareholders in the fourth quarter of 2013.

We are precluded from paying dividends without the consent of ACP Re pursuant to the ACP Re Merger Agreement. We do not intend to pay any dividends prior to the consummation of the merger.

Future cash dividends would only be considered if the merger agreement were not consummated, and future cash dividends will depend upon our results of operations, financial condition, cash requirements and other factors, including the ability of our subsidiaries to make distributions to us, which ability is restricted in the manner previously discussed in this section. There can be no assurance that we will resume paying dividends in the future even if the necessary financial conditions are met and if sufficient cash is available for distribution.

Our insurance subsidiaries are subject to minimum capital and surplus requirements. Failure to meet these requirements could subject us to regulatory action.

The Company is required to maintain minimum capital and surplus for each of its insurance subsidiaries.

U.S. based insurance companies are required to maintain capital and surplus above Company Action Level, which is a calculated capital and surplus number using a risk-based formula adopted by the state insurance regulators. The basis for this formula is the National Association of Insurance Commissioners’ (“NAIC’s”) risk-based capital (“RBC”) system and is designed to measure the adequacy of a U.S. regulated insurer’s statutory capital and surplus compared to risks inherent in its business. If an insurance entity falls into Company Action Level, its management is required to submit a comprehensive financial plan that identifies the conditions that contributed to the financial condition. This plan must contain proposals to correct the financial problems and provide projections of the financial condition, both with and without the proposed corrections. The plan must also outline the key assumptions underlying the projections and identify the quality of, and problems associated with, the underlying business. Depending on the level of actual capital and surplus in comparison to the Company Action Level, the state insurance regulators could increase their regulatory oversight, restrict the placement of new business, or place the company under regulatory control. Bermuda based insurance entities minimum capital and surplus requirements are calculated from a solvency formula prescribed by the Bermuda Monetary Authority (the “BMA”).

Tower has in place several intercompany reinsurance transactions between its U.S. based insurance subsidiaries and its Bermuda based insurance subsidiaries. The U.S. based insurance subsidiaries have historically reinsured on a quota share basis obligations to CastlePoint Reinsurance Company (“CastlePoint Re”), one of its Bermuda based insurance subsidiaries. The 2013 obligations that CastlePoint Re assumes from the U.S. based insurance subsidiaries are then retroceded to TRL, Tower’s other Bermuda based insurance subsidiary. In addition, CastlePoint Re also entered into a loss portfolio transaction with TRL where its reserves associated with the U.S. insurance subsidiary business for underwriting years prior to 2013 were all transferred to TRL. CastlePoint Re is required to collateralize $648.9 million of its assumed reserves in a reinsurance trust for the benefit of TICNY, the lead pool company of the U.S. insurance companies. On February 5, 2014, the BMA approved the transfer of $167.3 million in unencumbered liquid assets from TRL to CastlePoint Re, allowing CastlePoint Re to increase the funding in the reinsurance trust for the benefit of TICNY. The New York State Department of Financial Services (the “NYDFS”) has confirmed this will be acceptable for the purpose of admitted surplus and capital on TICNY’s 2013 statutory basis financial statements. For the 2013 statutory basis financial statements, CastlePoint Re reported $581.7 million in its reinsurance trust.

Based on RBC calculations as of December 31, 2013, six of Tower’s ten U.S. based insurance subsidiaries have capital and surplus below Company Action Level and do not meet the minimum capital and surplus requirements of their respective state regulators. As a result, management has discussed the ACP Re Merger Agreement and the Cut- Through Reinsurance Agreement and provided its 2014 RBC forecasts to the regulators to document the Company’s business plan to bring two of these U.S based insurance subsidiaries’ capital and surplus levels above Company Action Level.

As a result of the recognition of the ceding commission relating to the Cut-Through Reinsurance Agreements executed with AmTrust and NGHC in January 2014, the U.S. based insurance subsidiaries’ capital and surplus will increase significantly from December 31, 2013 to January 1, 2014, as the U.S. based subsidiaries will transfer a significant portion of their commercial lines unearned premium to a subsidiary of AmTrust and all of their personal lines unearned premiums to a subsidiary of NGHC. Accordingly, as of January 1, 2014, the effect of the Cut-Through Reinsurance Agreements increased the surplus of two of the U.S. based insurance subsidiaries such that their capital and surplus levels exceeded Company Action Level.

In 2013, the NYDFS issued orders for seven of Tower’s insurance subsidiaries, subjecting them to heightened regulatory oversight, which includes providing the NYDFS with increased information with respect to the insurance subsidiaries’ business, operations and financial condition. In addition, the NYDFS has placed limitations on payments and transactions outside the ordinary course of business and material changes in the insurance subsidiaries’ management and related matters. Tower’s management and Board of Directors have held discussions with the NYDFS, and Tower has been complying with the orders and oversight.

On April 21, 2014, the NYDFS issued additional orders for two of Tower’s insurance subsidiaries instructing them to provide plans to address weaknesses in such insurance subsidiaries’ risk based capital levels as shown in their statutory annual financial statements, and imposing further enhanced reporting and prior approval requirements and limitations on writings of new business. On the same date, the NYDFS issued a letter pertaining to one of Tower’s insurance subsidiaries requiring the submission of a plan to address weaknesses in risk based capital levels.

The Massachusetts Division of Insurance (“MDOI”) and Tower management have agreed to certain restrictions on the operations of Tower’s two Massachusetts domiciled insurance subsidiaries. Tower management has agreed to cause these subsidiaries to provide the MDOI with increased information with respect to their business, operations and financial condition, as well as limitations on payments and transactions outside the ordinary course of business and material changes in their management and related matters.

The Maine Bureau of Insurance entered a Corrective Order imposing certain conditions on Maine domestic insurers York Insurance Company of Maine (“YICM”) and North East Insurance Company (“NEIC”). The Corrective Order imposes increased reporting obligations on YICM and NEIC with respect to business operations and financial condition and imposes restrictions on payments or other transfers of assets from YICM and NEIC outside the ordinary course of business.

On April 11, 2014, the New Jersey Department of Banking and Insurance imposed an enhanced reporting requirement on the intercompany transactions involving Tower’s two New Jersey domiciled insurance subsidiaries and Tower’s New Jersey managed insurer. Such companies are now required to submit for prior approval any transactions with affiliates, even transactions that would otherwise not be reportable under the applicable holding company act.

As of December 31, 2013, TRL and CastlePoint Re had capital and surplus that did not meet the minimum solvency requirements of the BMA. Management has discussed the ACP Re Merger Agreement and provided 2014 solvency forecasts to the BMA.

The BMA has issued directives for TRL and CastlePoint Re, subjecting them to heightened regulatory oversight and requiring BMA approval before certain transactions can be executed. Tower has been complying with the directives issued by the BMA.

If our actual unpaid loss and loss adjustment expenses as of a particular point in time exceed our loss reserves or we determine that our estimates with respect to such loss reserves are inadequate, our business, financial condition and results of operations could be significantly adversely affected.

Our business, financial condition and results of operations depend upon our ability to estimate the potential losses associated with the risks that we insure and reinsure. We estimate loss and loss adjustment expense reserves to cover our estimated liability for the payment of all losses and loss adjustment expenses incurred under the policies that we write. Loss reserves include case reserves, which are established for specific claims that have been reported to us, and reserves for claims that have been incurred but not reported (“IBNR”).

Establishing an aggregate level of loss and loss adjustment expense reserves involves estimations, opinions and judgments and is, accordingly, an inherently uncertain process. For example, the reserving process for losses on the liability coverage portions of our commercial and personal lines policies possesses characteristics that make case and IBNR reserving inherently less susceptible to accurate actuarial estimation. Liability losses are claims made by third parties of which the policyholder may not be aware and therefore may be reported a significant amount of time, sometimes years, after the occurrence. As liability claims most often involve claims of bodily injury, assessment of the proper case reserve is a subjective process. In addition, the determination of a case reserve for a liability claim is often without the benefit of information, which develops slowly over the life of the claim and can subject the case reserve to substantial modification well after the claim was first reported. Numerous factors impact the liability case reserving process, including venue, the amount of monetary damage, the permanence of the injury, and the age of the claimant among other factors.

To the extent that loss and loss adjustment expenses exceed our estimates, we likely would be required to increase loss and loss adjustment expense reserves, with a corresponding reduction in our net income in the period in which the deficiency is identified. Actual loss and loss adjustment expenses paid may deviate, perhaps substantially, from the reserve estimates reflected in our consolidated financial statements. It is possible that claims could exceed our loss and loss adjustment expense reserves. In such case, any required reserve increase would be recognized as an expense during the period or periods in which these determinations are made, thereby adversely affecting our business, financial condition or results of operations. Depending on the severity and timing of any changes in these estimated losses, such determinations could have a material adverse effect on our business, financial condition, results of operations or cash flows.

As noted above, we increased our loss reserves by $539.8 million with respect to the Commercial Insurance segment as of December 31, 2013, which resulted in an unfavorable effect on net income. This reserve increase has had a material adverse effect on our business, financial condition and results of operations. See “Note 10-Loss and Loss Adjustment Expense” to the Notes to the Consolidated Financial Statements. Given the contingencies and uncertainties described above, there can be no assurance that we have accurately estimated our loss and loss adjustment reserves, and further revisions to these estimates may occur in the future, which may require us to further increase these reserves. If increases to our loss and loss adjustment reserves become necessary, this may have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition, many of our quota share reinsurance agreements contain provisions for a ceding commission under which the commission rate that we receive varies inversely with the loss ratio on the ceded premiums, with higher commission rates corresponding to lower loss ratios and vice versa. The loss ratio depends on our estimate of the loss and loss adjustment expense reserves on the ceded business. As a result, the same uncertainties associated with estimating loss and loss adjustment expense reserves affect the estimates of ceding commissions earned. If and to the extent that we have to increase our reserves on the business that is subject to these reinsurance agreements, we may have to reduce the ceding commission rate, which would amplify the reduction in our net income in the period in which the increase in our reserves is made. For example, in connection with our December 31, 2013 reserve increase, the related decrease in our ceding commission rate resulted in additional loss for the year ended December 31, 2013 of $9.6 million.

A substantial amount of our business currently comes from a limited geographical area. Any single catastrophe or other condition affecting losses in this area could adversely affect our business, financial condition or results of operations.

Our insurance subsidiaries currently write a substantial amount of their business in the Northeast United States. As a result, a single catastrophe occurrence, destructive weather pattern, terrorist attack, regulatory development or other condition or general economic trend affecting the region within which we conduct our business could adversely affect our business, financial condition or results of operations more significantly than that of other insurance companies that conduct business across a broader geographical area. We may incur catastrophe losses in excess of: (1) those experienced in prior years, (2) the average expected level used in pricing, (3) our current reinsurance coverage limits, or (4) our estimate of loss from external hurricane and earthquake models at various levels of probability. We may be exposed to catastrophes that could have a material adverse effect on operating results and financial condition. Our liquidity could be constrained by a catastrophe, or multiple catastrophes, which result in extraordinary losses or a downgrade of our credit issuer or financial strength ratings.

The incidence and severity of catastrophes are inherently unpredictable and our losses from catastrophes could be substantial. The occurrence of claims from catastrophic events is likely to result in substantial volatility in our business, financial condition or results of operations for any fiscal quarter or year and could have a material adverse effect on our business, financial condition or results of operations and our ability to write new business. Increases in the values and concentrations of insured property may increase the severity of such occurrences in the future. Although we attempt to manage our exposure to such events, including through the use of reinsurance, the frequency or severity of catastrophic events could exceed our estimates. As a result, the occurrence of one or more catastrophic events could have a material adverse effect on our business, financial condition or results of operations.

If we cannot obtain adequate reinsurance protection for the risks we have underwritten, we may be exposed to greater losses from these risks or we may reduce the amount of business we underwrite, which will reduce our revenues.

Under state insurance law, insurance companies are required to maintain a certain level of capital in support of the policies they issue. In addition, rating agencies will reduce an insurance company’s ratings if the Company’s premiums exceed specified multiples of its capital. As a result, the level of our insurance subsidiaries’ statutory surplus and capital limits the amount of premiums that they can write and on which they can retain risk. Historically, we have utilized reinsurance to expand our capacity to write more business than our insurance subsidiaries’ surplus would have otherwise supported.

From time to time, market conditions have limited, and in some cases have prevented, insurers from obtaining the types and amounts of reinsurance that they consider adequate for their business needs. These conditions could produce unfavorable changes in prices, reduced ceding commission revenue or other potentially adverse changes in the terms of reinsurance. Accordingly, we may not be able to obtain our desired amounts of reinsurance. In addition, even if we are able to obtain such reinsurance, we may not be able to obtain such reinsurance from entities with satisfactory creditworthiness or negotiate terms that we deem appropriate or acceptable. Similarly, our business, reputation, ratings and financial condition affect our ability to obtain reinsurance on favorable terms. Accordingly, at times we may be forced to incur additional expenses for reinsurance or may not be able to obtain sufficient reinsurance on acceptable terms, which could adversely affect our ability to write future business or result in the assumption of more risk with respect to those policies we issue.

Even if we are able to obtain reinsurance, our reinsurers may not pay losses in a timely fashion, or at all, which may cause a substantial loss and increase our costs.

As of December 31, 2013, we had a net balance due us from our reinsurers of $826.4 million, consisting of $570.9 million in reinsurance recoverables on unpaid losses, $69.0 million in reinsurance recoverables on paid losses and $186.5 million in prepaid reinsurance premiums. Since 2003, we have sought to manage our exposure to our reinsurers by placing our quota share reinsurance on a “funds withheld” basis and requiring any non-admitted reinsurers to collateralize their share of unearned premium and loss reserves. Our net exposure (which considers collateral available to the Company) to our reinsurers totaled $185.3 million as of December 31, 2013. As of December 31, 2013, our largest net exposure to any one reinsurer was $56.4 million, related to ACE Property and Casualty Insurance Company which is rated A++ by A.M. Best. As of December 31, 2013, our largest balance due from any one reinsurer (before considering any collateral) was $348.0 million, which was due from Southport Re which is not rated. This balance was settled in the first quarter of 2014 upon cancellation of the Southport Re agreements.

Because we remain primarily liable to our policyholders for the payment of their claims, in the event that one of our reinsurers under an uncollateralized treaty became insolvent or refused to reimburse us for losses paid, or delayed in reimbursing us for losses paid, our cash flow and financial results could be materially and adversely affected.

We operate in a highly competitive environment. If we are unsuccessful in competing against larger or more well-established rivals, our business, financial condition and results of operations could be adversely affected.

The property and casualty insurance industry is highly competitive and has historically been characterized by periods of significant pricing competition alternating with periods of greater pricing discipline, during which competition focuses on other factors. Beginning in 2000, the market environment was increasingly favorable as rates increased significantly. During the latter part of 2004 and throughout 2005, increased competition in the marketplace became evident and, as a result, average annual rate increases became moderate. The catastrophe losses of 2004 and 2005 produced increased pricing and reduced capacity for insurance of catastrophe-exposed property. However, a softening of the non-catastrophe-exposed market in 2006 through 2009 has led to more aggressive pricing in specific segments of the commercial lines business, particularly in those lines of business and accounts with larger annual premiums.

The new capacity that had entered the market had placed more pressure on production and profitability targets. A.M. Best had stated that industry policyholder surplus grew annually from 2003-2012 except for declines in 2008 and 2011. However, industry policyholder surplus increased by 10.4% to $666.3 billion in 2013 from 2012. This places the premium-to-surplus ratio at 0.73:1.0 as of December 31, 2013.

We also face competition because of entities that self-insure, primarily in the commercial insurance market. From time to time, established and potential customers may examine the benefits and risks of self-insurance and other alternatives to traditional insurance.

In our commercial and personal lines admitted business segments, we have historically competed with major U.S. insurers and certain underwriting syndicates, including large national companies such as Travelers Companies, Inc., Allstate Insurance Company, GEICO, Progressive Corporation and State Farm Insurance; regional insurers such as Selective Insurance Company, Hanover Insurance and Peerless Insurance Company and smaller, more local competitors such as Greater New York Mutual,

Magna Carta Companies, MMI Insurance Company, Quincy Mutual Fire Insurance Company and Utica First Insurance Company. Our non-admitted binding authority and commercial business with general agents historically competed with Scottsdale Insurance Company, Admiral Insurance Company, Mt. Hawley Insurance Company, Navigators Group, Inc., Essex Insurance Company, Colony Insurance Company, Century Insurance Group, Nautilus Insurance Group, RLI Corp., United States Liability Insurance Group and Burlington Insurance Group, Inc. In our program business, we competed against competitors that write program business such as QBE Insurance Group Limited, Delos Insurance Group, Am Trust Financial Services, Inc., RLI Corp., W.R. Berkley Corporation, Markel Corporation, Great American Insurance Group and Philadelphia Insurance Companies.

Many of these companies have greater financial, marketing and management resources and better access to the capital markets than we do and also have more experience, better ratings and more market recognition than we do. In addition, our recent need to significantly increase our reserves, the booking of goodwill and fixed asset impairment charges and A.M. Best’s, Fitch’s and Demotech’s related ratings actions, together with our delay in filing on a timely basis the Form 10-Qs for the periods ended June 30, 2013 and September 30, 2013 and this Form 10-K for the year ended December 31, 2013, our decision to restate our Form 10-K for the year ended December 31, 2012 and revise our Form 10-Q for the period ended March 31, 2013 have had a material adverse effect on the Company’s ability to compete for insurance and assumed reinsurance business. In addition, such actions have had a material adverse effect on the Company’s ability to raise capital. Such actions and events also may cause concern among our agents, brokers and policyholders, resulting in a movement of business away from our insurance subsidiaries to other stronger or more highly rated insurance carriers, which will further adversely affect our competitive position.

Because of these competitive pressures, there can be no assurance that we can compete effectively with our industry rivals, or that such pressures will not have a further material adverse effect on our business, operating results or financial condition. This includes competition for our producers. See “Since we depend on a core of selected producers for a large portion of our revenues, loss of business provided by any one of them could adversely affect us.” In the event we are unable to attract and retain these producers or they are unable to attract and retain customers for our products, growth and retention could be materially affected. Furthermore, certain competitors operate using a mutual insurance company structure and therefore may have dissimilar profitability and return targets.

In addition to competition in the operation of our business, we face competition from a variety of sources in attracting and retaining qualified employees. Our ability to operate may also be impaired if we are not effective in filling critical leadership positions, in developing the talent and skills of our human resources, in assimilating new executive talent into our organization, or in deploying human resource talent consistently with our business goals.

Currently pending or future litigation, regulatory inquiries or governmental proceedings could result in material adverse consequences, including injunctions, judgments or settlements.

We are, and from time to time become, involved in lawsuits (including class-action suits), regulatory inquiries and governmental and other legal proceedings arising out of the ordinary course of our business. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In connection with our insurance operations, plaintiffs’ lawyers may bring or are bringing class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, claims payments and procedures, product design, disclosure, administration, denial or delay of benefits and breaches of fiduciary or other duties to customers. Plaintiffs in class action and other lawsuits against us may seek very large and/or indeterminate amounts, including punitive and treble damages. Many of these matters raise difficult and complicated factual and legal issues and are subject to uncertainties and complexities. The timing of the final resolutions of these types of matters is often uncertain. The possible outcomes or resolutions of these matters could include adverse judgments or settlements, either of which could require substantial payments or changes in the manner in which we conduct our business, and could materially adversely affect our business, financial condition or results of operations. We are also subject to various regulatory inquiries, such as information requests, subpoenas and books and record examinations, from state and federal regulators and other authorities.

On February 21, 2013, the DFS announced that it was investigating certain insurers, including our largest insurance subsidiary, TICNY, for unacceptable claims practices in New York related to Superstorm Sandy. In connection with such investigation, the DFS previously issued an Insurance Law Section 308 letter to TICNY, which directed TICNY to provide information and supporting documentation and to which TICNY, as a New York-domiciled insurer, is legally required to respond. We are cooperating with the DFS in connection with such inquiry. We have responded to the DFS that the allegations in this matter do not constitute a pattern or practice. The investigation is still ongoing. Although we do not believe that the investigation will have a material adverse effect on our business, financial condition or results of operations or that we will be subject to material sanctions or other penalties, we are unable to predict the outcome of the investigation or whether Superstorm Sandy-related claims practices will result in additional regulatory inquiries or legal proceedings.

We are also involved in a number of putative securities class action lawsuits brought by alleged shareholders alleging violations of the federal securities laws in connection with, among other things, purported false and misleading statements concerning our loss reserve estimates. We are also involved in a number of lawsuits alleging violations of federal and Bermuda law in connection with Tower’s entry into the ACP Re Merger Agreement and the related proxy statement. We believe that it is not probable that these lawsuits will result in a loss and if they would result in a loss, that the amount of any loss cannot be reasonably estimated.

There can be no assurances that a favorable final outcome will be obtained in these cases, and defending any lawsuit is costly and can impose a significant burden on management and employees. Any litigation to which we are a party may result in an onerous or unfavorable judgment that may not be reversed upon appeal or in payments of substantial monetary damages, or we may decide to settle lawsuits on similarly unfavorable terms, which could adversely affect our business, financial condition or results of operations.

We have identified material weaknesses in our internal control over financial reporting, which have resulted in material misstatements in our financial statements and required us to restate our financial results and, if such material weaknesses are not remediated or additional weaknesses are identified in the future, could result in future material misstatements or omissions in our financial statements.

As disclosed in Item 9A of this Annual Report on Form 10-K and Amendment No. 2 to the Annual Report on Form 10-K for the year ended December 31, 2012 and Item 4 of Amendment No. 1 to the Quarterly Report on Form 10-Q for the period ended March 31, 2013, Tower’s management concluded the Company did not maintain an effective monitoring of its controls and resources. The Company was not effective in executing the documented controls, monitoring the control performance and identifying and responding to control deficiencies. The material weakness in monitoring of controls and resources contributed to the following material weaknesses:

(1)	We did not maintain effective controls over the effectiveness of the loss reserve estimation process. Specifically, the Company did not maintain effective control to effectively review and approve all significant assumptions, methodologies and data used to determine the actuarial central estimate.

(2)	We did not maintain effective controls over the premium receivable account reconciliation. Specifically, the Company did not maintain effective controls to effectively investigate and resolve reconciling items on a timely basis.

(3)	We did not maintain effective controls over the impairment process of the long-lived tangible and intangible assets. Specifically, the Company did not evaluate all the triggering events indicating that the carrying value of its long-lived tangible and intangible assets may not be recoverable during 2013. The long-lived tangible and intangible assets include furniture, leasehold improvements, computer equipment, software, including internally developed software, and agency force lists.

(4)	We did not maintain effective controls over the effectiveness of the tax valuation allowance estimation process. Specifically, the Company did not determine and monitor its valuation allowance of net deferred tax asset and the accuracy of its deferred taxes.

(5)	We did not maintain effective control over certain information technology general controls. Specifically, the Company did not design and maintain effective controls with respect to segregation of duties, restricted access to programs and data, and change management activities. Consequently, controls that were dependent on the effective operation of information technology were not effectively designed to include adequate review of system generated data used in the operation of the controls and were determined not to be operating effectively and therefore could result in material misstatement of substantially all financial statement line items.

(6)	We did not maintain effective controls over the period-end financial reporting process. Specifically, the company did not maintain sufficient personnel to perform its period-end financial reporting process effectively, including preparation and review of account reconciliations and evaluation of the accounting requirements resulting from recent events and circumstances. This in turn affected the timely preparation and review of interim and annual consolidated financial statements.

Tower’s management is implementing measures to remediate the material weaknesses in internal controls over financial reporting described above. Specifically, management is seeking to improve communications among its actuarial, underwriting, financial and claims personnel involved on the loss reserve committee regarding the importance of documentation of its assessments and conclusions of its meetings, as well as supporting analyses. Management also continues to improve its systems to facilitate the gathering of underlying data used in the actuarial reserving process. Until such time as management and the Board have concluded that this process is performing effectively, management intends to engage external consulting resources that will perform a quarterly actuarial study to assist the Company in estimating its loss reserves, and reviewing and critiquing the loss reserve committee documentation during the financial reporting process

In addition,

(i)	the Company has obtained additional resources and enhanced the production of key reports to improve the accuracy of the elements used in its premiums receivable reconciliation process and timely evaluation and disposal of the reconciling items noted during the premiums reconciliation process, and

(ii)	Management is designing enhanced controls to ensure long-lived tangible and intangible assets are evaluated timely for recoverability whenever events or changes in circumstances indicate that their carrying amount may not be recoverable.

(iii)	Management is developing a more formal recertification process for its information technology group that encompasses privilege at a financially significant level rather that at an application level.

(iv)	Management will explicitly incorporate the duration of tax assets and liabilities into its valuation allowance calculation and will work to improve the accuracy of the reconciliations of tax bases and statutory/GAAP bases.

(v)	Management is evaluating and realigning the resource allocation within the financial processes, including the use of consulting specialists, to ensure appropriate and timely completion and review of account reconciliations and the evaluation of unique accounting situations that arise from recent events.

As a result of the material weaknesses described above, in the past, the Company’s disclosure controls and procedures were not effective to timely prevent or detect inadvertent errors in its consolidated financial statements which led to the need to restate or revise its financial statements, as well as delays in some of its filings. If the Company’s efforts to remediate the weaknesses identified are not successful, or if other deficiencies occur, these weaknesses or deficiencies could also result in future misstatements of the Company’s results of operations, which could, among other things, result in additional restatements or revisions of the Company’s consolidated financial statements and/or further delays in the Company’s filings, and could have a material and adverse effect on the Company’s business, results of operations or financial condition.

As a result of the merger transaction between Tower Group, Inc. and Canopius Holdings (Bermuda) Limited, the Company will continue to incur additional direct and indirect costs.

The Company will continue to incur additional costs and expenses in connection with and as a result of the merger transaction between TGI and CHBL in March 2013. These costs and expenses include professional fees to comply with Bermuda corporate and tax laws and financial reporting requirements, costs and expenses incurred in connection with holding meetings of the Company’s Board of Directors and certain executive management meetings outside of the United States, as well as any additional costs the Company may incur going forward as a result of its new corporate structure. There can be no assurance that these costs will not exceed the costs historically borne by TGI and CHBL.

We may be adversely affected by foreign currency fluctuations.

We report our financial information in U.S. dollars. We limit, when possible, capital levels in local currencies, subject to the satisfaction of minimum regulatory requirements and the support of our local insurance operations. In addition, we enter into reinsurance and insurance contracts where we are obligated to pay losses in currencies other than U.S. dollars. The principal currency currently creating foreign exchange risk is the British pound sterling. Currently, less than 5 percent of our net assets are denominated in foreign currencies. We may experience losses resulting from fluctuations in the values of non-U.S. currencies, which could adversely affect our results of operations and financial condition.

The Bermudian regulatory system, and potential changes thereto, could have a material adverse effect on the Company’s business.

Bermuda statutes, regulations and policies of the BMA, require Bermuda reinsurers to maintain minimum levels of statutory capital, surplus and liquidity, to meet solvency standards, to obtain prior approval of ownership and transfer of shares (in certain circumstances) and to submit to certain periodic examinations of its financial condition. These statutes and regulations may, in effect, restrict the ability of Bermuda-based reinsurance subsidiaries of the Company, such as TRL, to write insurance and reinsurance policies, to make certain investments and to distribute funds. See “Our insurance subsidiaries are subject to minimum capital and surplus requirements. Failure to meet these requirements could subject us to regulatory action.” and “The regulatory system under which we operate, and potential changes thereto, could have a material adverse effect on our business.”

The failure of any of the loss limitation methods we employ could have a material adverse effect on our financial condition or our results of operations.

Various provisions of our policies, including, but not limited to, limitations or exclusions from coverage or choice of forum, which have been negotiated to limit our risks, may not be enforceable in the manner we intend. At the present time we employ a variety of endorsements to our policies that limit exposure to known risks, including but not limited to exclusions relating to coverage for lead paint poisoning, asbestos and most claims for bodily injury or property damage resulting from the release of pollutants.

In addition, the policies we issue contain conditions requiring the prompt reporting of claims to us and our right to decline coverage in the event of a violation of that condition. Our policies also include limitations restricting the period in which a policyholder may bring a breach of contract or other claim against us, which in many cases is shorter than the statutory limitations for such claims in the states in which we write business. While these exclusions and limitations reduce the loss exposure to us and help eliminate known exposures to certain risks, it is possible that a court or regulatory authority could nullify or void an exclusion or legislation could be enacted modifying or barring the use of such endorsements and limitations in a way that would adversely affect our loss experience, which could have a material adverse effect on our financial condition or results of operations.

We may face substantial exposure to losses from terrorism, and we are currently required by law to provide coverage against such losses.

Our location and amount of business written in New York City and adjacent areas by our insurance subsidiaries may expose us to losses from terrorism. U.S. insurers are required by state and Federal law to offer coverage for terrorism in certain lines.

Although our insurance subsidiaries are protected by the federally funded terrorism reinsurance, there is a substantial deductible that must be met, the payment of which could have an adverse effect on our results of operations. See “Business — Reinsurance.” As a consequence of this legislation, potential losses from a terrorist attack could be substantially larger than previously expected, could also adversely affect our ability to obtain reinsurance on favorable terms, including pricing, and may affect our underwriting strategy, rating, and other elements of our operation. Also, there can be no assurance that this federally funded terrorism reinsurance will be available after 2014.

The effects of emerging claim and coverage issues on our business are uncertain.

As industry practices and legal, judicial, social and other environmental conditions change, unexpected and unintended issues related to claims and coverage may emerge. These issues may adversely affect our business by either extending coverage beyond our underwriting intent or by increasing the number or size of claims. In some instances, these changes may not become apparent until some time after we have issued insurance or reinsurance contracts that are affected by the changes. As a result, the full extent of liability under our insurance or reinsurance contracts may not be known for many years after a contract is issued.

Since we depend on a core of selected producers for a large portion of our revenues, loss of business provided by any one of them could adversely affect us.

Our products are marketed by independent producers. In our Commercial segment, these independent producers are comprised of retail agents, wholesale agents who aggregate business from retail agents and program underwriting agents. In our Personal segment, these independent producers are comprised of retail and wholesale agents and managing general agencies who handle various underwriting and policy issuance tasks on our behalf and who generally accept submissions from various other independent producers.

Other insurance companies compete with us for the services and allegiance of these producers. These producers may choose to direct business to our competitors, or may direct less desirable risks to us. In our Commercial segment, approximately 45% of the 2013 gross premiums written, including premiums produced by our managing general agency subsidiaries on behalf of their issuing companies, were produced by our top 19 producers, representing 2% of our active agents and brokers. These producers each have annual written premiums of $5 million or more. As we build a broader territorial base, the number of producers with significant premium volumes with Tower in each of our segments is increasing.

Our largest producers (exclusive of assumed reinsurance brokers) in 2013 were Northeast Agencies, Risk Transfer and Morstan General Agency. In the year ended December 31, 2013, these producers accounted for 8.8%, 5.2% and 4.2%, respectively, of the total of our gross premiums written. No other producer was responsible for more than 3% of our gross premiums written.

A significant decrease in business from any of our largest producers would cause us to lose premium and require us to seek alternative producers or to increase submissions from existing producers. In the event we are unable to find replacement producers or increase business produced by our existing producers, our premium revenues would decrease and our business and results of operations would be materially and adversely affected.

Our reliance on producers subjects us to their credit risk.

With respect to the premiums produced by one of our managing general agents (“MGA”) for its issuing companies and a limited amount of premium volume written by our insurance subsidiaries, producers collect premiums from the policyholders and forward them to our MGA and our insurance subsidiaries. In most jurisdictions, when the insured pays premiums for these policies to producers for payment over to our MGA or our insurance subsidiaries, the premiums are considered to have been paid under applicable insurance laws and regulations, and the insured will no longer be liable to us for those amounts whether or not we have actually received the premiums from the producer. Consequently, we assume a degree of credit risk associated with producers. Although producers’ failures to remit premiums to us have not caused a material adverse impact on us to date, there have been instances where producers collected premiums but did not remit them to us, and we were nonetheless required under applicable law to provide the coverage set forth in the policy despite the absence of premiums. Because the possibility of these events is dependent in large part upon the financial condition and internal operations of our producers, which in most cases is not public information, we are not able to quantify the exposure presented by this risk. If we are unable to collect premiums from our producers in the future, our financial condition and results of operations could be materially and adversely affected.

Our acquisitions could result in integration difficulties, unexpected expenses, diversion of management’s attention and other negative consequences.

We have made numerous acquisitions in recent years. We attempt to integrate the technology, operations, systems and personnel of acquired businesses with our own and attempt to grow the acquired businesses as part of our company. The integration of other businesses is a complex process and places significant demands on our management, financial, technical and other resources. If we are unsuccessful in integrating these businesses, our financial and operating performance could suffer. The risks and challenges associated with the acquisition and integration of acquired businesses include:

•	We may be unable to efficiently consolidate our financial, operational and administrative functions with those of the businesses we have acquired;

•	Our management’s attention may be diverted from other business concerns;

•	We may be unable to retain and motivate key employees of an acquired company;

•	Litigation, indemnification claims and other unforeseen claims and liabilities may arise from the acquisition or operation of acquired businesses;

•	The costs necessary to complete integration exceed our expectations or outweigh some of the intended benefits of the transactions we complete;

•	We may be unable to maintain the customers or goodwill of an acquired business; and

•	The costs necessary to improve or replace the operating systems, products and services of acquired businesses may exceed our expectations.

We have not fully integrated several of our recent acquisitions, and this failure has led to delays in financial reporting and material weaknesses in our internal controls (see “We have identified material weaknesses in our internal control over financial reporting, which have resulted in material misstatements in our financial statements and required us to restate our financial results and, if such material weaknesses are not remediated or additional weaknesses are identified in the future, could result in future material misstatements or omissions in our financial statements” for additional information). We may not be able to integrate our acquisitions successfully with our operations on schedule or at all. There can be no assurances that we will not incur large expenses in connection with business units we acquire. Further, there can be no assurances that acquisitions will result in cost savings or sufficient revenues or earnings to justify our investment in, or our expenses related to, these acquisitions.

We could be adversely affected by the loss of one or more principal employees or by an inability to attract and retain staff.

Our success will depend in substantial part upon our ability to attract and retain qualified executive officers, experienced underwriting talent and other skilled employees who are knowledgeable about our business. We rely substantially upon the services of our executive management team. If we were to lose the services of members of our key management team, our business could be adversely affected. While we believe we have been successful in attracting and retaining key personnel throughout our history, we have recently experienced the departure of a number of employees. We have employment agreements with William W. Fox, Jr., our President and Chief Executive Officer, and other members of our senior management team. We do not currently maintain key man life insurance policies with respect to our employees.

Our investment performance may suffer as a result of adverse capital market developments or other factors, which may affect our financial results and ability to conduct business.

We invest the premiums we receive from policyholders until they are needed to pay policyholder claims or other expenses. At December 31, 2013, our invested assets, including the Reciprocal Exchanges’, consisted of $1.6 billion in fixed maturity securities and $106.7 million in equity securities at fair value. Additionally, we held $396.0 million in cash and cash equivalents, short-term investments, and other invested assets. In 2013, we earned $107.5 million of net investment income representing 6.3% of our total revenues. At December 31, 2013, we had unrealized gains of $64.1 million, which could change significantly depending on changes in market conditions. Our funds are primarily invested by outside professional investment advisory management firms under the direction of our management team in accordance with detailed investment guidelines set by us. Although our investment policies stress diversification of risks, conservation of principal and liquidity, our investments are subject to a variety of investment risks, including risks relating to general economic conditions, market volatility, interest rate fluctuations, liquidity risk and credit and default risk. (Interest rate risk is discussed below under the heading, “We may be adversely affected by interest rate changes.”) In particular, negative revenue and liquidity issues in various states and municipalities and future legislative changes could have unfavorable implications on our $1.6 billion bond portfolio.

The volatility of our claims may force us to liquidate securities, which may cause us to incur capital losses. If we do not structure our investment portfolio so that it is appropriately matched with our insurance and reinsurance liabilities, we may be forced to liquidate investments prior to maturity at a significant loss to cover such liabilities. Investment losses could significantly decrease our asset base and statutory surplus, thereby affecting our ability to conduct business. We recognized net realized capital gains for 2013 of $25.0 million which included other-than-temporary-impairment (“OTTI”) charges of $13.4 million. The OTTI charges were primarily the result of write-downs of our securities. As a result of the market volatility, we may experience difficulty in determining accurately the value of our various investments.

We may be adversely affected by interest rate changes.

Our operating results are affected, in part, by the performance of our investment portfolio. General economic conditions affect the markets for interest rate sensitive securities, including the level and volatility of interest rates and the extent and timing of investor participation in such markets. Unexpected changes in general economic conditions could create volatility or illiquidity in these markets in which we hold positions and harm our investment return. Our investment portfolio is primarily comprised of interest rate sensitive instruments, such as bonds, which may be adversely affected by changes in interest rates. A significant increase in interest rates could have a material adverse effect on our financial condition or results of operations. Generally, bond prices decrease as interest rates rise. Changes in interest rates could also have an adverse effect on our investment income and results of operations. For example, if interest rates decline, investment of new premiums received and funds reinvested may earn less than expected.

In addition to the normal market risk, mortgage-backed securities contain prepayment and extension risk that differ from other financial instrument and constituted 14.1% of our invested assets, including cash and cash equivalents as of December 31, 2013. As with other fixed income investments, the fair market value of these securities fluctuates depending on market and other general economic conditions and the interest rate environment. Changes in interest rates can also expose us to prepayment risks on these investments. When interest rates fall, mortgage-backed securities may be prepaid more quickly than expected and the holder must reinvest the proceeds at lower interest rates. Certain of our mortgage-backed securities currently consist of securities with features that reduce the risk of prepayment, but there is no guarantee that we will not invest in other mortgage-backed securities that lack this protection. In periods of increasing interest rates, mortgage-backed securities are prepaid more slowly, which may require us to receive interest payments that are below the interest rates then prevailing for longer than expected.

Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control.

The regulatory system under which we operate, and potential changes thereto, could have a material adverse effect on our business.

Our insurance subsidiaries are subject to comprehensive regulation and supervision in their respective jurisdictions of domicile. The purpose of the insurance laws and regulations is to protect insureds, not our shareholders. These regulations are generally administered by the insurance departments in which the individual insurance companies are domiciled and relate to, among other things:

•	standards of solvency, including risk- based capital measurements;

•	restrictions on the nature, quality and concentration of investments;

•	required methods of accounting;

•	rate and form regulation pertaining to certain of our insurance businesses;

•	mandating certain insurance benefits;

•	potential assessments for the provision of funds necessary for the settlement of covered claims under certain policies provided by impaired, insolvent or failed insurance companies; and

•	transactions with affiliates.

Significant changes in these laws and regulations could make it more expensive to conduct our business. The insurance subsidiaries’ domiciliary state insurance departments, and, with respect to CastlePoint and TRL, the BMA, also conduct periodic examinations of the affairs of their domiciled insurance companies and require the filing of annual and other reports relating to financial condition, holding company issues and other matters. These regulatory requirements may adversely affect or inhibit our ability to achieve some or all of our business objectives.

Our insurance subsidiaries may not be able to obtain or maintain necessary licenses, permits, authorizations or accreditations in new states we intend to enter, or may be able to do so only at significant cost. In addition, we may not be able to comply fully with or obtain appropriate exemptions from the wide variety of laws and regulations applicable to insurance companies or holding companies. Failure to comply with or to obtain appropriate authorizations and/or exemptions under any applicable laws could result in restrictions on our ability to do business or engage in certain activities that are regulated in one or more of the jurisdictions in which we operate and could subject us to fines and other sanctions, which could have a material adverse effect on our business. In addition, changes in the laws or regulations to which our operating subsidiaries are subject could adversely affect our ability to operate and expand our business or could have a material adverse effect on our financial condition or results of operations.

In recent years, the U.S. insurance regulatory framework has come under increased federal scrutiny, and some state legislatures have considered or enacted laws that may alter or increase state regulation of insurance and reinsurance companies and holding companies. Moreover, state insurance regulators regularly re-examine existing laws and regulations, often focusing on modifications to holding company regulations, interpretations of existing laws and the development of new laws. Changes in these laws and regulations or the interpretation of these laws and regulations could have a material adverse effect on our financial condition or results of operations. The highly publicized investigations of the insurance industry by state and other regulators and government officials in recent years have led to, and may continue to lead to, additional legislative and regulatory requirements for the insurance industry and may increase the costs of doing business.

The activities of our MGAs are subject to licensing requirements and regulation under the laws of New York, New Jersey, Florida and other states where they do business. The businesses of our MGAs depend on the validity of, and continued good standing under, the licenses and approvals pursuant to which they operate, as well as compliance with pertinent regulations. The businesses of the attorneys-in-fact depend on the validity of, and continued good standing under, the licenses and approvals pursuant to which the Reciprocal Exchanges operate, as well as compliance with pertinent regulations. As of February 5, 2009, the date of closing of our acquisition of CastlePoint, our activities became subject to certain licensing requirements and regulation under the laws of Bermuda.TRL, a Bermuda-domiciled subsidiary of Tower, is also subject to licensing requirements and regulation under the laws of Bermuda.

Licensing laws and regulations vary from jurisdiction to jurisdiction. In all jurisdictions, the applicable licensing laws and regulations are subject to amendment and interpretation by regulatory authorities. Generally, such authorities are vested with relatively broad and general discretion as to the granting, renewing and revoking of licenses and approvals. Licenses may be denied or revoked for various reasons, including the violation of such regulations, conviction of crimes and the like. Possible sanctions which may be imposed include the suspension of individual employees, limitations on engaging in a particular business for specified periods of time, revocation of licenses, censures, redress to clients and fines. In some instances, our MGAs follow practices based on its or its counsel’s interpretations of laws and regulations, or those generally followed by the industry, which may prove to be different from those of regulatory authorities.

As industry practices and legal, judicial, social and other environmental conditions change, unexpected issues related to claims and coverage may emerge. These issues may adversely affect us by either extending coverage beyond our underwriting intent or by increasing the number or size of claims. In some instances, these changes may not become apparent until some time after we have issued insurance or reinsurance contracts that are affected by the changes. As a result, the full extent of liability under our insurance or reinsurance contracts may not be known for many years after a contract is issued. The effects of this and other unforeseen emerging claim and coverage issues are extremely hard to predict and could adversely affect us or our business.

In addition, we are currently under heightened regulatory oversight by the insurance departments in certain states. As a result, we must, among other actions, provide increased information to such insurance departments and adhere to limitations on certain payments and transactions. The effects of this and other potential future actions by the insurance departments are extremely hard to predict and could adversely affect us.

If the assessments we are required to pay are increased drastically, our results of operations and financial condition will suffer.

Our insurance subsidiaries are required to participate in various mandatory insurance facilities or in funding mandatory pools, which are generally designed to provide insurance coverage for consumers who are unable to obtain insurance in the voluntary insurance market. Our insurance subsidiaries are subject to assessments in the states where we do business for various purposes, including the provision of funds necessary to fund the operations of the insurance department and insolvency funds. In 2013, the insurance subsidiaries were assessed $13.1 million by various state insurance-related agencies. These assessments are generally determined by an insurer’s percentage of the total premiums written in a state within a particular line of business. The Company is permitted to assess premium surcharges on workers’ compensation policies that are based on statutorily enacted rates. As of December 31, 2013, the liability for the various workers’ compensation funds, which includes amounts assessed on workers’

compensation policies, was $0.8 million for our insurance subsidiaries. Our share of any assessments could increase. However, we cannot predict with any degree of certainty the amount of future assessments, because they depend on factors outside our control, such as insolvencies of other insurance companies. Significant assessments, or a drastic increase thereof, could have a material adverse effect on our financial condition or results of operations.

We rely on our information technology and telecommunications systems to conduct our business.

Our business is dependent upon the functioning of our information technology and telecommunication systems. We rely upon our systems, as well as the systems of our vendors to underwrite and process our business, make claim payments, provide customer service, provide policy administration services such as endorsements, cancellations and premium collections, comply with insurance regulatory requirements and perform actuarial and other analytical functions necessary for pricing and product development. Our operations are dependent upon our ability to timely and efficiently process our business and protect our information and telecommunications systems from physical loss, telecommunications failure or other similar catastrophic events, as well as from security breaches. While we have implemented business contingency plans and other reasonable and appropriate internal controls to protect our systems from interruption, loss or security breaches, a sustained business interruption or system failure could adversely impact our ability to process our business, provide customer service, pay claims in a timely manner or perform other related functions.

The operations and maintenance of our policy, billing, claims administration systems, and data warehouse have been operating in one production data center environment and one disaster recovery environment which are located in two separate regions. The development and implementation of new claims, billing and policy issuance systems have begun. Until these systems are fully migrated and implemented, we must depend on existing technology platforms that require more manual or duplicate processing.

In addition, while the Transition Services Agreement (the “TSA”) between OneBeacon and us will terminate as of June 30, 2014, there can be no assurance that our IT systems will be able to support the applicable business following the expiration of the TSA.

In addition, as disclosed in Item 9A of this Annual Report on Form 10-K, we did not effectively maintain certain information technology general controls. Specifically, the Company did not design and maintain effective controls with respect to segregation of duties, restricted access to programs and data, and change management activities. Consequently, controls that were dependent on the effective operation of information technology were not effectively designed to include adequate substantive review of system generated data. These controls were determined not to be operating effectively and therefore could result in a material misstatement of substantially all financial line items.

The failure in cyber- or other information security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could result in a loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively.

Our business is highly dependent upon the effective operation of our computer systems. We retain confidential and proprietary information on our computer systems and we rely on sophisticated technologies to maintain the security of that information. Our computer systems have been, and will likely continue to be, subject to computer viruses or other malicious codes, unauthorized access, cyber-attacks or other computer-related penetrations. While, to date, we have not experienced a material breach of cyber-security, administrative and technical controls and other preventive actions we take to reduce the risk of cyber-incidents and protect our information technology may be insufficient to prevent physical and electronic break-ins, cyber-attacks or other security breaches to our computer systems.

In addition, in the event of a disaster such as a natural catastrophe, epidemic, industrial accident, blackout, computer virus, terrorist attack, cyber-attack or war, unanticipated problems with our disaster recovery systems could have a material adverse impact on our business, financial condition or results of operations, particularly if those problems affect our computer-based data processing, transmission, storage and retrieval systems and destroy valuable data. In addition, in the event that a significant number of our managers were unavailable following a disaster, our ability to effectively conduct business could be severely compromised. These interruptions also may interfere with our suppliers’ ability to provide goods and services and our employees’ ability to perform their job responsibilities.

The failure of our computer systems and/or our disaster recovery plans for any reason could cause significant interruptions in our operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to our customers. Such a failure could harm our reputation, subject us to regulatory sanctions and legal claims, lead to a loss of customers and revenues and otherwise adversely affect our business and financial results.

We may be unable to collect amounts due from the Reciprocal Exchanges through our ownership of surplus notes.

We provide management services for a fee to the Reciprocal Exchanges. The Reciprocal Exchanges are capitalized entirely with surplus notes that we acquired from OneBeacon Insurance Group, Ltd. for $96.9 million. Reciprocals are policyholder-owned insurance carriers organized as unincorporated associations. We have no ownership interest in the Reciprocal Exchanges. Under current accounting rules, our consolidated financial statements include the results of the Reciprocal Exchanges, and therefore, the surplus notes and any accrued interest are eliminated in consolidation. Payments of principal and interest on notes of the Reciprocal Exchanges are subject to regulatory approval. If either of the Reciprocal Exchanges is unable to obtain insurance regulatory approval to repay us, we would be unable to collect amounts owed under the related surplus note, which would impact the statutory capital of the insurance subsidiaries that own the surplus notes and impair their ability to pay dividends to Tower.

Adverse economic factors including recession, inflation, periods of high unemployment or lower economic activity could result in the Company selling fewer policies than expected and/or an increase in premium defaults which, in turn, could affect the Company’s growth and profitability.

Negative economic factors may also affect the Company’s ability to receive the appropriate rate for the risk it insures with its policyholders and may impact its policy flow. In an economic downturn, the degree to which prospective policyholders apply for insurance and fail to pay all balances owed may increase. Existing policyholders may exaggerate or even falsify claims to obtain higher claims payments. These outcomes would reduce the Company’s underwriting profit to the extent these effects are not reflected in the rates charged by the Company.

Risk Factors Relating to Disruptions in the Financial Markets

We could be forced to sell investments to meet our liquidity requirements.

We invest the premiums we receive from customers until they are needed to pay policyholder claims or until they are recognized as profits. Consequently, we seek to match the duration of our investment portfolio with the duration of our loss and loss adjustment expense reserves to ensure strong liquidity and avoid having to liquidate securities to fund claims. Risks such as inadequate loss and loss adjustment reserves or unfavorable trends in litigation could potentially result in the need to sell investments to fund these liabilities. Such sales could result in significant realized losses depending on the conditions of the general market, interest rates and credit issues with individual securities.

Our risk management policies and procedures may leave us exposed to unidentified or unanticipated risk, which could negatively affect our business.

Our policies and procedures may not be comprehensive and may not identify every risk to which we are exposed. Many of our methods for managing risk and exposures are based upon the use of observed historical market behavior or statistics based on historical models. As a result, these methods may not fully predict future exposures, which can be significantly greater than our historical measures indicate. Other risk management methods depend upon the evaluation of information regarding markets, clients, catastrophe occurrence or other matters that is publicly available or otherwise accessible to us. This information may not always be accurate, complete, up-to-date or properly evaluated.

If our business does not perform well, we may be required to recognize an impairment of our intangible or other long-lived assets, or to establish a valuation allowance against the deferred income tax asset, which could adversely affect our business, financial condition or results of operations.

Intangible assets represent the amount of fair value assigned to certain assets when we acquire a subsidiary or a book of business. Intangible assets are classified as having either a finite or an indefinite life. We test the recoverability of indefinite life intangibles at least annually. We test the recoverability of finite life intangibles whenever events or changes in circumstances indicate that the carrying value of a finite life intangible may not be recoverable. An impairment is recognized if the carrying value of an intangible asset is not recoverable and exceeds its fair value, in which circumstances we must write down the intangible asset by the amount of the impairment, with a corresponding charge to income. Such write downs could have a material adverse effect on our business, financial condition or results of operations.

In 2013, the Company performed an impairment analysis in which the implied fair value of the fixed assets was determined to be lower than the carrying value. Management in its judgment concluded the fixed assets were impaired as of September 30, 2013 and recorded a non-cash charge to earnings of $125.8 million.

Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Deferred tax assets are assessed periodically by management to determine if they are realizable. Factors in management’s determination include the performance of the business including the ability to generate taxable capital gains. If, based on available information, it is more likely than not that the deferred income tax asset will not be realized, then a valuation allowance must be established with a corresponding charge to net income. Such charges could have a material adverse effect on our business, financial condition or results of operations.

The Company’s U.S. based operations have a pre-tax loss for 2013, which results in a three-year cumulative tax loss position on its U.S. subsidiaries. After considering this negative evidence and uncertainty regarding the Company’s ability to generate sufficient future taxable income in the United States, the Company concluded that it should not recognize any net deferred tax assets (comprised principally of net operating loss carryforwards). The Company, therefore, has provided a full valuation allowance against its deferred tax asset at December 31, 2013.

Changes in accounting standards issued by the Financial Accounting Standards Board (the “FASB”) or other standard-setting bodies may adversely affect our financial statements.

Our financial statements are subject to the application of accounting principles generally accepted in the United States of America, which is periodically revised and/or expanded. Accordingly, from time to time we are required to adopt new or revised accounting standards issued by recognized authoritative bodies, including the FASB. The impact of accounting pronouncements that have been issued but not yet implemented is disclosed in our reports filed with the SEC. See Note 1 of the Notes to the Consolidated Financial Statements included in this Annual Report on Form 10-K. An assessment of proposed standards, including standards on insurance contracts and accounting for financial instruments, is not provided as such proposals are subject to change through the exposure process and official positions of the FASB are determined only after extensive due process and deliberations. Therefore, the effects on our financial statements cannot be meaningfully assessed. The required adoption of future accounting standards could have a material adverse effect on our business, financial condition or results of operations, including on our net income.

Our associates could take excessive risks which could negatively affect our financial condition and business.

As an insurance enterprise, we are in the business of accepting certain risks. The associates who conduct our business, including executive officers and other members of management, sales managers, investment professionals, product managers, sales agents, and other associates, as well as managing general agents and other agents with binding authority over the issuance of our policies do so in part by making decisions and choices that involve exposing us to risk. These include decisions such as setting underwriting guidelines and standards, product design and pricing, determining what assets to purchase for investment and when to sell them, which business opportunities to pursue, and other decisions. We endeavor, in the design and implementation of our compensation programs and practices, to avoid giving our associates incentives to take excessive risks; however, associates may take such risks regardless of the structure of our compensation programs and practices. Similarly, although we employ controls and procedures designed to monitor associates’ business decisions and prevent us from taking excessive risks, these controls and procedures may not be effective. If our associates take excessive risks, the impact of those risks could have a material adverse effect on our financial condition and business operations.

Insurance laws and regulations, our bye-laws and the terms of our indebtedness may impede or discourage a takeover, which could cause the market price of our shares to decline.

We currently have insurance subsidiaries in Florida, New York, California, Illinois, New Jersey, New Hampshire, Maine and Massachusetts. The insurance company change of control laws in each of those states requires written approval from the superintendent or commissioner of the insurance department of such state before a third party can acquire control of us. Control is presumed to exist if any person, directly or indirectly, controls or holds the power to vote more than 10% (or 5% in the case of Florida) of our voting securities.

In addition, our bye-laws contain provisions that may entrench directors and make it more difficult for shareholders to replace directors even if the shareholders consider it beneficial to do so. In addition, these provisions could delay or prevent a change of control that a shareholder might consider favorable. For example, these provisions may prevent a shareholder from receiving the benefit from any premium over the market price of the Company’s common shares offered by a bidder in a potential takeover. Even in the absence of an attempt to effect a change in management or a takeover attempt, these provisions may adversely affect the prevailing market price of the Company’s common shares if they are viewed as discouraging changes in management and takeover attempts in the future.

There is uncertainty regarding the application of the U.S. Foreign Account Tax Compliance Act (“FATCA”) to the Company and its subsidiaries.

FATCA requires certain foreign financial institutions and other foreign entities to undertake due diligence procedures to identify and provide information about shareholders and accounts held by US persons. In cases of non-compliance, a 30% withholding tax may be imposed. The impact of FATCA on the Company, its subsidiaries and their operations is uncertain.

Adverse capital and credit market conditions may significantly affect our ability to meet liquidity needs, access to capital and cost of capital.

The capital and credit markets have experienced and continue to experience volatility and disruption in certain market sectors.

We need liquidity to pay claims, reinsurance premiums, operating expenses, and interest on our debt. Without sufficient liquidity, we will be forced to curtail our operations and our business will suffer. The principal sources of our liquidity are insurance premiums, reinsurance recoveries, ceding commissions, fee revenues, cash flow from our investment portfolio and other assets, consisting mainly of cash or assets that are readily convertible into cash. Other sources of liquidity in normal markets also include a variety of instruments, including medium- and long-term debt, junior subordinated debt securities and shareholders’ equity.

In the event current resources do not satisfy our needs, we may have to seek additional financing. The availability of additional financing will depend on a variety of factors such as market conditions, the general availability of credit, the volume of trading activities, the overall availability of credit to the financial services industry, our credit ratings and credit capacity, as well as the possibility that customers or lenders could develop a negative perception of our long- or short-term financial prospects if we incur large investment losses or if the level of our business activity decreased due to a market downturn. Similarly, our access to funds may be impaired if regulatory authorities or rating agencies take further actions against us. Our internal sources of liquidity may prove to be insufficient, and in such case, we may not be able to successfully obtain additional financing on favorable terms, or at all.

Disruptions, uncertainty or volatility in the capital and credit markets may also limit our access to capital required to operate our business. Such market conditions may limit our ability to satisfy statutory capital requirements, generate fee income and access the capital necessary to grow our business. As such, we may be forced to delay raising capital, issue shorter tenor securities than we would prefer, or bear an unattractive cost of capital which could decrease our profitability and significantly reduce our financial flexibility. Our results of operations, financial condition, cash flows and statutory capital position could be materially adversely affected by disruptions in the financial markets.

In addition, even absent market volatility, the Company is subject to a contractual prohibition on accessing the capital markets pursuant to the ACP Re Merger Agreement, which could adversely affect our ability to meet liquidity needs.

Difficult conditions in the global capital markets and the economy generally may materially adversely affect our business and results of operations, and we do not expect these conditions to improve in the near future.

Our results of operations are materially affected by conditions in the capital markets and the economy generally. Recently, concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward. These concerns and the continuing market upheavals may have an adverse effect on us. Our revenues may decline in such circumstances and our profit margins could erode. In addition, in the event of extreme prolonged market disruptions we could incur significant losses. Even in the absence of a market downturn, we are exposed to substantial risk of loss due to market volatility.

Factors such as consumer spending, business investment, government spending, the volatility and strength of the capital markets, and inflation all affect the business and economic environment and, ultimately, the amount and profitability of our business. In an economic downturn characterized by higher unemployment, lower family income, lower corporate earnings, lower business investment and lower consumer spending, the demand for our insurance products could be adversely affected. In addition, we may experience an elevated incidence of claims. Adverse changes in the economy could affect earnings negatively and could have a material adverse effect on our business, results of operations and financial condition. The current mortgage crisis has also raised the possibility of future legislative and regulatory actions that could further impact our business. We cannot predict whether or when such actions may occur, or what impact, if any, such actions could have on our business, results of operations and financial condition.

The impairment of other financial institutions could adversely affect us.

We have exposure to many different industries and counterparties, and routinely execute transactions with counterparties in the financial services industry, including brokers and dealers, commercial banks, investment banks, reinsurers and other institutions. Many of these transactions expose us to credit risk in the event of default of our counterparty. We also have exposure to various financial institutions in the form of unsecured debt instruments and equity investments and unsecured debt instruments issued by various state and local municipal authorities. There can be no assurance that any such losses or impairments to the carrying value of these assets would not materially and adversely affect our business and results of operations.

We are exposed to significant financial and capital markets risk which may adversely affect our results of operations, financial condition and liquidity, and our net investment income can vary from period to period.

We are exposed to significant financial and capital markets risk, including changes in interest rates, credit spreads, equity prices, real estate values, market volatility, the performance of the economy in general, the performance of the specific obligors included in our portfolio and other factors outside our control. Our exposure to interest rate risk relates primarily to the market price and cash flow variability associated with changes in interest rates. A rise in interest rates will increase the net unrealized loss position of our investment portfolio. Our investment portfolio contains interest rate sensitive instruments, such as fixed income securities, which may be adversely affected by changes in interest rates from governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control. A rise in interest rates would increase the net unrealized loss position of our investment portfolio, which would be offset by our ability to earn higher rates of return on funds reinvested. Conversely, a decline in interest rates would decrease the net unrealized loss position of our investment portfolio, which would be offset by lower rates of return on funds reinvested.

Our exposure to credit spreads primarily relates to market price associated with changes in credit spreads. A widening of credit spreads will increase the net unrealized loss position of the investment portfolio and, if issuer credit spreads increase significantly or for an extended period of time, would likely result in higher other-than-temporary impairments. Credit spread tightening will reduce net investment income associated with new purchases of fixed maturities. Our investment portfolio also has significant exposure to risks associated with mortgage-backed securities. As with other fixed income investments, the fair market value of these securities fluctuates depending on market and other general economic conditions and the interest rate environment.

In addition, market volatility can make it difficult to value certain of our securities if trading becomes less frequent. As such, valuations may include assumptions or estimates that may have significant period to period changes which could have a material adverse effect on our consolidated results of operations or financial condition. Continuing challenges include continued weakness in the real estate market and increased mortgage delinquencies, investor anxiety over the economy, rating agency downgrades of various structured products and financial issuers, unresolved issues with structured investment vehicles, deleveraging of financial institutions and hedge funds and a serious dislocation in the inter-bank market. Continued volatility, changes in interest rates, changes in credit spreads and defaults, a lack of pricing transparency, market liquidity and declines in equity prices, individually or in tandem, could have a material adverse effect on our results of operations, financial condition or cash flows through realized losses, impairments, and changes in unrealized positions.

Our valuation of fixed maturity and equity securities may include methodologies, estimations and assumptions which are subject to differing interpretations and could result in changes to investment valuations that may materially adversely affect our results of operations or financial condition.

We have categorized our fixed maturity, equity securities and short-term investments into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The relevant GAAP guidance defines the input levels as follows:

Level 1 — Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities traded in active markets. Included are those investments traded on an active exchange, such as the NASDAQ Global Select Market.

Level 2 — Inputs to the valuation methodology include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability and market-corroborated inputs. Included are investments in U.S. Treasury securities and obligations of U.S. government agencies, together with municipal bonds, corporate debt securities, commercial mortgage and asset-backed securities, and certain residential mortgage-backed securities that are generally investment grade.

Level 3 — Inputs to the valuation methodology are unobservable for the asset or liability and are significant to the fair value measurement. Material assumptions and factors considered in pricing investment securities may include projected cash flows, collateral performance including delinquencies, defaults and recoveries, and any market clearing activity or liquidity circumstances in the security or similar securities that may have occurred since the prior pricing period. Included in this valuation methodology are investments in certain mortgage-backed and asset-backed securities and securities the Company is reporting under the fair value option.

At December 31, 2013, 6.0%, 91.0% and 3.0% of these securities represented Level 1, Level 2 and Level 3, respectively. The availability of observable inputs varies and is affected by a wide variety of factors. When the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires significantly more judgment. The degree of judgment exercised by management in determining fair value is greatest for investments categorized as Level 3. For investments in this category, we consider prices and inputs that are current as of the measurement date.

During periods of market disruption including periods of significantly rising or high interest rates, rapidly widening credit spreads or illiquidity, it may be difficult to value certain of our securities, for example, non-agency residential mortgage-backed securities, if trading becomes less frequent and/or market data becomes less observable. There may be certain asset classes that were in active markets with significant observable data that become illiquid due to the current financial environment. In such cases, more securities may fall to Level 3 and thus require more subjectivity and management judgment. As such, valuations may include inputs and assumptions that are less observable or require greater estimation as well as valuation methods which are more sophisticated or require greater estimation, thereby resulting in values which may be less than the value at which the investments may be ultimately sold. Further, rapidly changing and unprecedented credit and equity market conditions could materially impact the valuation of securities as reported within our consolidated financial statements and the period-to-period changes in value could vary significantly. Decreases in value may have a material adverse effect on our results of operations or financial condition.

Some of our investments are relatively illiquid and are in asset classes that have been experiencing significant market valuation fluctuations.

We hold certain investments that may lack liquidity, such as non-agency residential mortgage-backed securities, subprime mortgage-backed securities, certain commercial mortgage-backed securities, rated below AA, and our other invested assets. These asset classes represented 28.0% of the carrying value of our total cash and invested assets as of December 31, 2013.

The reported values of our less liquid asset classes described in the paragraph above do not necessarily reflect the lowest current market price for the asset. If we were forced to sell certain of our assets in the current market, there can be no assurance that we would be able to sell them for the prices at which we have recorded them and we may be forced to sell them at lower prices.

The determination of the amount of impairments taken on our investments is highly subjective and could materially impact our results of operations or financial position.

The determination of the amount of allowances and impairments varies by investment type and is based upon our periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised. There can be no assurance that our management has accurately assessed the level of impairments taken in our financial statements. Furthermore, additional impairments may need to be taken in the future. Historical trends may not be indicative of future impairments.

For example, the cost of our fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in fair value.

Our management regularly reviews our fixed maturity and equity securities portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. In evaluating potential impairment, management considers, among other criteria: (i) the current fair value compared to amortized cost or cost, as appropriate; (ii) the length of time the security’s fair value has been below amortized cost or cost; (iii) specific credit issues related to the issuer such as changes in credit rating, reduction or elimination of dividends or non-payment of scheduled interest payments; (iv) management’s intent and ability to retain the investment for a period of time sufficient to allow for any anticipated recovery in value to cost; (v) specific cash flow estimations for certain mortgage-backed securities; and (vi) current economic conditions.

Gross unrealized losses may be realized or result in future impairments.

Our gross unrealized losses on fixed maturity securities at December 31, 2013 were $23.6 million pre-tax, and the amount of gross unrealized losses on fixed maturity securities that have been in an unrealized loss position for twelve months or more was $4.2 million pre-tax. Realized losses or impairments may have a material adverse impact on our results of operation and financial position.

Risks Related to Our Industry

The threat of terrorism and military and other actions may adversely affect our investment portfolio and may result in decreases in our net income, revenue and assets under management.

The threat of terrorism, both within the United States and abroad, and military and other actions and heightened security measures in response to these types of threats, may cause significant volatility and declines in the equity markets in the United States, Europe and elsewhere, as well as loss of life, property damage, additional disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by declines in the equity markets and economic activity caused by the continued threat of terrorism, ongoing military and other actions and heightened security measures.

There can be no assurances that terrorist attacks or the threat of future terrorist events in the United States and abroad or military actions by the United States will not have a material adverse effect on our business, financial condition or results of operations.

Our results of operations and revenues may fluctuate as a result of many factors, including cyclical changes in the insurance industry, which may cause the price of Tower securities issued to investors to be volatile.

The results of operations of companies in the property and casualty insurance industry historically have been subject to significant fluctuations and uncertainties. Our profitability can be affected significantly by:

•	competition;

•	rising levels of loss costs that we cannot anticipate at the time we price our products;

•	volatile and unpredictable developments, including man-made, weather-related and other natural catastrophes or terrorist attacks;

•	changes in the level of reinsurance capacity and insurance capacity;

•	changes in the amount of loss and loss adjustment expense reserves resulting from new types of claims and new or changing judicial interpretations relating to the scope of insurers’ liabilities; and

•

fluctuations in equity markets and interest rates, inflationary pressures, conditions affecting the credit markets, segments thereof or particular asset classes and other changes in the investment environment, which affect returns on invested assets and may impact the ultimate payout of losses.

The supply of insurance is related to prevailing prices, the level of insured losses and the level of industry surplus which, in turn, may fluctuate in response to changes in rates of return on investments being earned in the insurance and reinsurance industry. As a result, the insurance business historically has been a cyclical industry characterized by periods of intense price competition due to excessive underwriting capacity alternating with periods when shortages of capacity permitted favorable premium levels. Significant amounts of new capital flowing into the insurance and reinsurance sectors could lead to a significant reduction in premium rates, less favorable policy terms and fewer submissions for our underwriting services. In addition to these considerations, changes in the frequency and severity of losses suffered by insureds and insurers may affect the cycles of the insurance business significantly, and we expect to experience the effects of such cyclicality.

This cyclicality could have a material adverse effect on our results of operations and revenues, which may cause the price of Tower securities issued to investors to be volatile.

Changing climate conditions may adversely affect our financial condition or profitability.

There is an emerging scientific consensus that the earth is getting warmer. Climate change, to the extent it produces rising temperatures and changes in weather patterns, may affect the frequency and severity of storms and other weather events, the affordability, availability and underwriting results of homeowners and commercial property insurance, and, if frequency and severity patterns increase, could negatively affect our financial results.

Risk Relating to Our Common Shares

The rights of our shareholders are governed by Bermuda law, which has material and sometimes adverse differences relative to the corporate law of other jurisdictions, including Delaware.

The rights of our shareholders are governed by applicable Bermuda law, including the Bermuda Companies Act of 1981 (the “Companies Act”), and by the Company’s memorandum of association and amended and restated bye-laws (the “Company’s bye-laws”).

The Companies Act differs in some material respects from laws generally applicable to Delaware corporations and their shareholders. Set forth below is a summary of certain significant provisions of the Companies Act, which includes, where relevant, information on modifications adopted under the Company’s bye-laws that differ in certain respects from Delaware corporate law. Because the following statements are summaries, they do not discuss all aspects of Bermuda law that may be relevant to the Company and its shareholders.

Interested Directors. Under Bermuda law and the Company’s bye-laws, a transaction entered into by the Company, in which a director has an interest, will not be voidable by the Company, and such director will not be accountable to the Company for any benefit realized under that transaction, provided the nature of the interest is disclosed at the first opportunity at a meeting of the Board of Directors, or in writing, to the Board of Directors. In addition, the Company’s bye-laws allow a director to be taken into account in determining whether a quorum is present and to vote on a transaction in which that director has an interest following a declaration of the interest under the Companies Act, unless the majority of the disinterested directors determine otherwise. By contrast, under Delaware law, the transaction would not be voidable if:

•

the material facts as to the interested director’s relationship or interests were disclosed or were known to the Board and the Board in good faith authorized the transaction by the affirmative vote of a majority of the disinterested directors;

•

the material facts were disclosed or were known to the shareholders entitled to vote on such transaction and the transaction was specifically approved in good faith by vote of the majority of shares entitled to vote thereon; or

•	the transaction was fair as to the corporation at the time it was authorized, approved or ratified.

Business Combinations with Large Shareholders or Affiliates. As a Bermuda company, the Company may enter into business combinations with its large shareholders or one or more wholly owned subsidiaries, including asset sales and other transactions in which a large shareholder or a wholly owned subsidiary receives, or could receive, a financial benefit that is greater than that received, or to be received, by other shareholders or other wholly owned subsidiaries, without obtaining prior approval from the Company’s shareholders and without special approval from the Company’s Board of Directors. Under Bermuda law, amalgamations and mergers require the approval of the Board of the Directors, and except in the case of amalgamations or mergers with and between wholly owned subsidiaries, shareholder approval. However, when the affairs of a Bermuda company are being conducted in a manner that is oppressive or prejudicial to the interests of some shareholders, one or more shareholders may apply to a Bermuda court, which may make an order as it sees fit, including an order regulating the conduct of the company’s affairs in the future or ordering the purchase of the shares of any shareholders by other shareholders or the company. If the Company were a Delaware company, it would need prior approval from the Board of Directors or a supermajority of its shareholders to enter into a business combination with an interested shareholder for a period of three years from the time the person became an interested shareholder, unless the Company opted out of the relevant Delaware statute. Bermuda law and the Company’s bye-laws would require the Board’s approval and, in some instances, shareholder approval of such transactions.

Shareholders’ Suits. The rights of shareholders under Bermuda law are not as extensive as the rights of shareholders in many U.S. jurisdictions. Class actions and derivative actions are generally not available to shareholders under the laws of Bermuda. However, the Bermuda courts ordinarily would be expected to follow English case law precedent, which would permit a shareholder to commence a derivative action in the Company’s name to remedy a wrong done to the Company where an act is alleged to be beyond its corporate power, is illegal or would result in the violation of its memorandum of association or bye-laws. Furthermore, consideration would be given by the court to acts that are alleged to constitute (i) fraud against the minority shareholders or (ii) an act that required the approval of a greater percentage of the Company’s shareholders than actually approved it. The prevailing party in such an action generally would be able to recover a portion of attorneys’ fees incurred in connection with the action. The Company’s bye-laws provide that shareholders waive all claims or rights of action that they might have, individually or in the right of the Company, against any director or officer for any act or failure to act in the performance of such director’s or officer’s duties, except with respect to any fraud or dishonesty of the director or officer or to recover any gain, personal profit or advantage to which the director or officer is not legally entitled. In contrast, under Delaware law, class actions and derivative actions generally are available to shareholders for, among other things, breach of fiduciary duty, corporate waste and actions not taken in accordance with applicable law. In such actions, the court has discretion to permit the winning party to recover attorneys’ fees incurred in connection with the action.

Indemnification of Directors and Officers. Under Bermuda law and the Company’s bye-laws, the Company is required to indemnify its directors, officers, any other person appointed to a committee of the Board (and their respective heirs, executors or administrators) to the fullest extent permitted by law against all liabilities, actions, costs, charges, losses, damages and expenses, incurred or sustained by such persons by reason of any act done, concurred in or omitted in the (actual or alleged) conduct of the Company’s business or in the discharge of their duties; provided that such indemnification shall not extend to any matter that would render such indemnification void under the Companies Act. Under Delaware law, a corporation may indemnify a director or officer of the corporation against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in defense of an action, suit or proceeding by reason of such position if (i) such director or officer acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and (ii) with respect to any criminal action or proceeding, such director or officer had no reasonable cause to believe his conduct was unlawful.

Anti-takeover provisions in the Company’s bye-laws could delay or deter a takeover attempt that shareholders might consider to be desirable and may make it more difficult to replace members of the Company’s Board of Directors.

The Company’s bye-laws contain provisions that may entrench directors and make it more difficult for shareholders to replace directors even if the shareholders consider it beneficial to do so. In addition, these provisions could delay or prevent a change of control that a shareholder might consider favorable. For example, these provisions may prevent a shareholder from receiving the benefit from any premium over the market price of the Company’s common shares offered by a bidder in a potential takeover. Even in the absence of an attempt to effect a change in management or a takeover attempt, these provisions may adversely affect the prevailing market price of the Company’s common shares if they are viewed as discouraging changes in management and takeover attempts in the future.

The Company’s shareholders may have difficulty effecting service of process on the Company or enforcing judgments against the Company in the United States.

The Company is organized under the laws of Bermuda and a portion of the Company’s business will be based in Bermuda. In addition, certain of the Company’s directors and officers may reside in Bermuda or other jurisdictions outside of the United States. As such, the Company has been advised that there is doubt as to whether a holder of the Company common shares would be able to (i) enforce, in the courts of Bermuda, judgments of U.S. courts against persons who reside in Bermuda based upon the civil liability provisions of the U.S. federal securities laws or (ii) bring an original action in the Bermuda courts to enforce liabilities against the Company or its directors and officers who reside outside of the United States, based solely upon the civil liability provisions of the U.S. federal securities laws.

Further, the Company has been advised that there is no treaty in effect between the United States and Bermuda providing for the enforcement of judgments of U.S. courts, and there are grounds upon which Bermuda courts may not enforce judgments of U.S. courts. Because judgments of U.S. courts are not automatically enforceable in Bermuda, it may be difficult for the Company’s shareholders to recover against the Company based on such judgments.

U.S. Federal and Bermuda Tax Risks Related to Purchasing and Owning Shares of the Company.

The merger with Canopius may have adverse U.S. federal income tax consequences on the Company under certain circumstances.

Section 7874 of the Internal Revenue Code (the “Code”) addresses “inversion” transactions, which refer in relevant part to transactions in which a U.S. corporation becomes a subsidiary of a foreign corporation. This section provides that in certain instances such foreign corporation may be treated as a domestic corporation for U.S. federal income tax purposes.

Because the former holders of TGI common stock did not acquire 80 percent or more of the stock (by vote or value) of the Company by reason of the merger (the “ownership test”), we believe that the Company should not be treated as a domestic corporation under section 7874 of the Code. Nevertheless, it is possible that the IRS could assert that section 7874 of the Code applies to treat the Company as a domestic corporation following the merger. Such IRS position, if sustained, would result in significant tax liability to the Company and other adverse tax consequences. There is limited guidance regarding the application of the section 7874 provisions, including the ownership test. Moreover, new statutory and/or regulatory provisions under section 7874 of the Code (or otherwise) could be enacted or promulgated that adversely affect the Company’s status as a foreign corporation for U.S. federal tax purposes, and any such provisions could have retroactive application to the Company.

The Company and the Company’s Bermuda subsidiaries may become subject to Bermuda taxes after March 31, 2035.

Bermuda currently imposes no income tax on corporations. The Company has obtained an assurance from the Bermuda Minister of Finance under The Exempted Undertakings Tax Protection Act 1966 of Bermuda, that if any legislation is enacted in Bermuda that would impose tax computed on profits or income, or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any such tax will not be applicable to the Company or its Bermuda subsidiaries, until March 31, 2035. There can be no assurance that the Company or its Bermuda subsidiaries will not be subject to any Bermuda tax after that date.

The Company and the Company’s non-U.S. subsidiaries may be subject to U.S. tax, which may have a material adverse effect on the Company’s financial condition and operating results.

We believe that the Company and its non-U.S. subsidiaries have operated, and intend to continue to operate, in such a manner as to minimize the risk that we or our subsidiaries would be considered to be engaged in a trade or business in the United States (and, in the case of those non-U.S. subsidiaries qualifying for treaty protection, in such a manner as to minimize the risk that any of such non-U.S. subsidiaries would be considered to be doing business through a permanent establishment in the United States), and therefore subject to U.S. federal net income taxes or branch profits taxes. However, because there is uncertainty as to the activities that constitute being engaged in a trade or business within the United States, and what constitutes a permanent establishment under the applicable tax treaties, there can be no assurance that the IRS will not contend successfully that the Company or one or more of its non-U.S. subsidiaries is or has been engaged in a trade or business, or is or has been carrying on business through a permanent establishment, in the United States.

Dividends paid by the Company’s U.S. subsidiaries to the Company will be subject to a 30 percent withholding tax.

Foreign corporations are generally subject to U.S. income tax imposed by withholding on certain “fixed or determinable annual or periodic gains, profits and income” derived from sources within the U.S. (such as dividends and certain interest), subject to exemption under the Code or reduction by applicable treaties. The income tax treaty between the United States of America and Bermuda, as amended, does not reduce the U.S. withholding rate on such U.S.-source income. The non-treaty rate of U.S. withholding tax is currently 30 percent. Accordingly, dividends and interest, if any, paid by the Company’s U.S. subsidiaries to the Company will be subject to a 30 percent U.S. withholding tax.

The reinsurance agreements between the Company and the Company’s U.S. subsidiaries may be subject to recharacterization or other adjustment for U.S. federal income tax purposes, which may have a material adverse effect on the Company’s financial condition and operating results.

Under section 845 of the Code, the IRS may allocate income, deductions, assets, reserves, credits and any other items related to a reinsurance agreement among certain related parties, recharacterize such items, or make any other adjustment, in order to reflect the proper source, character or amount of the items for each party. In addition, if a reinsurance contract has a significant tax avoidance effect on any party to the contract, the IRS may make adjustments with respect to such party to eliminate the tax avoidance effect. No regulations have been issued under section 845 of the Code. Accordingly, the application of such provisions to the Company and its subsidiaries is uncertain and we cannot predict what impact, if any, such provisions may have on the Company or its subsidiaries.

If the Company is classified as a passive foreign investment company (a “PFIC”) your taxes could increase.

If the Company is classified as a PFIC, such classification would have material adverse tax consequences for U.S. persons that directly or indirectly own the Company’s shares, including subjecting such U.S. persons to a greater tax liability than might otherwise apply. We believe that the Company should not be, and currently do not expect the Company to become, a PFIC for U.S. federal income tax purposes; however, no assurance can be given that the Company is not and will not become a PFIC.

There are currently no regulations regarding the application of the PFIC provisions to an insurance company. New regulations or pronouncements interpreting or clarifying these provisions may be forthcoming. We cannot predict what impact, if any, such guidance would have on persons subject to U.S. federal income tax that directly or indirectly own the Company’s shares. Moreover, if the Company is a PFIC for any years in which dividends are paid or for the preceding year, such dividends will not be eligible for the reduced rates of U.S. federal income tax applicable to “qualified dividends.”

If you own or are treated as owning 10 percent or more of the Company’s shares and the Company or one or more of its non-U.S. subsidiaries is classified as a controlled foreign corporation (a “CFC”), your taxes could increase.

Each United States person (as defined in section 957(c) of the Code) who (i) owns (directly, indirectly through non-U.S. persons, or constructively by application of certain attribution rules (“constructively”)) 10 percent or more of the total combined voting power of all classes of shares of a non-U.S. corporation at any time during a taxable year (a “10 percent U.S. Shareholder”) and (ii) owns (directly or indirectly through non-U.S. persons) shares of such non-U.S. corporation on the last day of such taxable year, must include in its gross income for U.S. federal income tax purposes its pro rata share of the CFC’s “subpart F income,” even if the subpart F income is not distributed, if such non-U.S. corporation has been a CFC for an uninterrupted period of 30 days or more during such taxable year. A non-U.S. corporation is considered a CFC if 10 percent U.S. Shareholders own (directly, indirectly through non-U.S. persons, or constructively) more than 50 percent of the total combined voting power of all classes of voting shares of such non-U.S. corporation or more than 50 percent of the total value of all shares of such corporation. For purposes of taking into account subpart F insurance income, a CFC also generally includes a non-U.S. insurance company in which more than 25 percent of the total combined voting power of all classes of shares or more than 25 percent of the total value of all shares is owned (directly, indirectly through non-U.S. persons or constructively) by 10 percent U.S. Shareholders, on any day during the taxable year of such corporation. We cannot assure you that the Company or its non-U.S. subsidiaries will not be classified as CFCs. Furthermore, due to the attribution provisions of the Code regarding determination of beneficial ownership, you may be a 10 percent U.S. Shareholder even though you do not directly own 10 percent or more of the total combined voting power of the Company.

If one or more of the Company’s non-U.S. subsidiaries is determined to have related person insurance income (“RPII”), you may be subject to U.S. taxation on your pro rata share of such income.

If the Company is directly, indirectly through non-U.S. persons or constructively owned 25 percent or more by U.S. persons and the RPII of any of the Company’s non-U.S. insurance subsidiaries were to equal or exceed 20 percent of such subsidiary’s gross insurance income in any taxable year and direct or indirect insureds (and persons related to such insureds within the meaning of section 953(c)(6) of the Code) owned, directly or indirectly through entities (including the Company), 20 percent or more of the voting power or value of such non-U.S. insurance subsidiary, then a U.S. person who owns any of the Company’s shares (directly or indirectly through non-U.S. persons) on the last day of the taxable year would be required to include in its income for U.S. federal income tax purposes such person’s pro rata share of such subsidiary’s RPII for the entire taxable year, generally determined as if such RPII were distributed proportionately only to U.S. persons at that date regardless of whether such income is distributed. The amount of RPII earned by the Company’s non-U.S. insurance subsidiaries (generally, premium and related investment income from the direct or indirect insurance or reinsurance of any direct or indirect U.S. holder of common shares or any person related to such holder within the meaning of section 953(c)(6) of the Code) will depend on a number of factors, including the identity of persons directly or indirectly insured or reinsured by such non-U.S. insurance subsidiaries. The gross RPII of each of the Company’s non-U.S. insurance subsidiaries is not expected in the foreseeable future to equal or exceed 20 percent of such subsidiary’s gross insurance income. No assurance can be given that this will be the case because some of the factors that determine the existence or extent of RPII may be beyond the Company’s knowledge and/or control.

The RPII rules provide that if a U.S. person disposes of shares in a non-U.S. insurance corporation in which U.S. persons own 25 percent or more of the shares (even if the amount of RPII is less than 20 percent of such corporation’s gross insurance income and the ownership of its shares by direct or indirect insureds and related persons is less than the 20 percent threshold), any gain from the disposition will generally be treated as ordinary income to the extent of such U.S. person’s share of the corporation’s undistributed earnings and profits that were accumulated during the period that such U.S. person owned the shares (whether or not such earnings and profits are attributable to RPII). In addition, such U.S. person will be required to comply with certain reporting requirements, regardless of the number of shares owned by such U.S. person. Although the Company will not itself be directly engaged in the insurance business, TRL will be so engaged and other non-U.S. subsidiaries of the Company may be so engaged. As a result, it is possible that these RPII rules will apply to disposition of the Company shares. The RPII provisions have never been interpreted by the courts or the U.S. Treasury Department in final regulations, and regulations interpreting the RPII provisions of the Code exist only in proposed form. It is not certain whether these regulations will be adopted in their proposed form or what changes or clarifications might ultimately be made thereto or whether any such changes, as well as any interpretation or application of RPII by the IRS, the courts or otherwise, might have retroactive effect. The U.S. Treasury Department has authority to impose, among other things, additional reporting requirements with respect to RPII. Accordingly, the meaning of the RPII provisions and the application of those provisions to the Company and its non-U.S. subsidiaries are uncertain.

U.S. tax-exempt organizations that own the Company’s shares may recognize unrelated business taxable income.

A U.S. tax-exempt organization may recognize unrelated business taxable income if a portion of the Company’s non-U.S. subsidiaries’ insurance income is attributed to such organization. In general, insurance income will be attributed to a U.S. tax-exempt shareholder if either the Company is a CFC and such tax-exempt shareholder is a 10 percent U.S. Shareholder or there is RPII and the exceptions described above do not apply.

U.S. tax-exempt investors should consult their tax advisors as to the U.S. tax consequences of an investment in the Company’s shares.

Changes in U.S. federal income tax law could be retroactive and may subject the Company or its non-U.S. subsidiaries to U.S. federal income taxation.

Legislation has been introduced in the U.S. Congress intended to eliminate certain perceived tax advantages of companies (including insurance companies) that have legal domiciles outside the United States but have certain U.S. connections. There are currently pending legislative proposals which, if enacted, could have a material adverse effect on the Company and its shareholders. It is possible that broader-based or new legislative proposals could emerge in the future that could have an adverse effect on the Company, its non-U.S. subsidiaries and its shareholders.

The tax laws and interpretations regarding whether a company is engaged in a U.S. trade or business or whether a company is a CFC or PFIC or has RPII or subject to the inversion tax rules are subject to change, possibly on a retroactive basis. There are currently no regulations regarding the application of the PFIC rules to an insurance company. Additionally, the regulations regarding RPII are still in proposed form and the regulations regarding inversion transactions are in temporary form. New regulations or pronouncements interpreting or clarifying such rules will likely be forthcoming from the IRS. We are not able to predict if, when or in what form such guidance will be provided and whether such guidance will be applied on a retroactive basis.

Item 1B. Unresolved Staff Comments

None.

Item 2. Properties

We lease 407,096 rentable square feet across the United States, most notably 107,282 rentable square feet at 120 Broadway in New York City, NY and 76,892 at Harborside Plaza II in Jersey City, New Jersey. In addition to this space, we also lease 13,718 rentable square feet at 100 William Street in New York, New York.

The remainder of our leased space is in Irvine, California; New Haven, Connecticut; Ft. Lauderdale, Florida; Maitland, Florida; Atlanta, Georgia; Chicago, Illinois; Quincy, Massachusetts; Westborough, Massachusetts; Portland, Maine; Moorestown, New Jersey; Melville, New York; Williamsville, New York; Irving, Texas and Petaluma, California.

We also lease 5,680 rentable square feet in Bermuda.

Item 3. Legal Proceedings

On August 20, 2013, Robert P. Lang, a purported shareholder of Tower Group International Ltd. (“Tower”), filed a purported class action complaint (the “Lang Complaint”) against Tower and certain of its current and former officers in the United States District Court for the Southern District of New York. The Lang Complaint purports to be asserted on behalf of a class of persons who purchased Tower stock between July 30, 2012 and August 8, 2013. The Lang Complaint alleges that Tower and certain of its current and former officers violated federal securities laws and seeks unspecified damages. On September 3, 2013, a second purported shareholder class action complaint was filed by Dennis Feighay, another purported Tower shareholder, containing similar allegations to those set forth in the Lang Complaint (the “Feighay Complaint”). The Feighay Complaint purports to be asserted on behalf of a class of persons who purchased Tower stock between May 9, 2011 and August 7, 2013. On October 4,

2013, a third complaint was filed by Sanju Sharma (the “Sharma Complaint”). The Sharma Complaint names as defendants Tower and certain of its current and former officers, and purports to be asserted on behalf of a plaintiff class who purchased Tower stock between May 10, 2011 and September 17, 2013. On October 18, 2013, an amended complaint was filed in the Sharma case (the “Sharma Amended Complaint”). The Sharma Amended Complaint alleges additional false and misleading statements, and purports to be asserted on behalf of a plaintiff class who purchased Tower stock between March 1, 2011 and October 7, 2013. On October 21, 2013, a number of motions were filed seeking to consolidate the shareholder class actions into one matter and for appointment of a lead plaintiff. The Company believes that it is not probable that the Lang and Feighay Complaints and the Sharma Amended Complaint will result in a loss, and if they would result in a loss, that the amount of any such loss cannot reasonably be estimated.

On October 18, 2013, Cinium Financial Services Corporation (“Cinium”) and certain other affiliated parties (collectively, “Plaintiffs”) commenced an action against, among others, Tower, CastlePoint Insurance Company (“CastlePoint”), an indirect wholly owned subsidiary of Tower, and certain officers of Tower (the “New York Action”) in New York State Supreme Court. CastlePoint is a party to a Securityholders’ Agreement, dated as of June 14, 2012 (the “Securityholders’ Agreement”), among certain parties including Plaintiffs, and is also the holder of a senior note issued by Cinium dated May 15, 2012 that is convertible into shares of Cinium common stock (the “Senior Note”). On October 29, 2013, Plaintiffs filed a complaint which revised their initial pleading (the “Complaint”). Plaintiffs seek, among other things, (i) a declaratory judgment that CastlePoint has no right to exercise any control over Cinium under the Securityholders’ Agreement or to convert the Senior Note without prior regulatory approval; (ii) rescission of the Senior Note and Securityholders’ Agreement based on alleged fraudulent misrepresentations by Tower at the time these agreements were entered into; and (iii) damages of $150 million for alleged breach of fiduciary duties to Cinium and its shareholders by certain directors, and for alleged lender liability and fraudulent misrepresentation by the Company.

On April 22, 2014, counsel for Plaintiffs notified counsel for Defendants of its intent to file a stipulation of discontinuance without prejudice of the New York Action within thirty days.

Tower received a document request from the U.S. Securities and Exchange Commission (the “SEC”) dated January 13, 2014, as part of an informal inquiry (the “SEC Request”). The SEC Request asks for documents related to Tower’s financial statements, accounting policies, and analysis. Tower is cooperating with the SEC’s inquiry and has provided the requested information.

On January 14, 2014, Derek Wilson, a purported shareholder of Tower, filed a purported class action complaint (the “Wilson Complaint”) against Tower, certain of its current and former directors, ACP Re Ltd. (“ACP Re”), London Acquisition Company Limited (“Merger Sub”), and AmTrust Financial Services, Inc. (“AmTrust”) in the United States District Court for the Southern District of New York. The Wilson Complaint alleges that the members of the Company’s Board of Directors breached their fiduciary duties owed to the shareholders of Tower under Bermuda law by approving Tower’s entry into the ACP Re Merger Agreement and failing to take steps to maximize the value of Tower to its public shareholders, and that Tower, ACP Re, Merger Sub, and AmTrust aided and abetted such breaches of fiduciary duties. The Wilson Complaint also alleges, among other things, that the proposed transaction undervalues Tower, that the process leading up to the ACP Re Merger Agreement was flawed, and that certain provisions of the ACP Re Merger Agreement improperly favor ACP Re and discourage competing offers for the Company. The Wilson Complaint further alleges oppressive conduct against Tower’s shareholders in violation of Bermuda law. The Wilson Complaint seeks, among other things, declaratory and injunctive relief concerning the alleged fiduciary breaches, injunctive relief prohibiting the defendants from consummating the proposed transaction, rescission of the ACP Re Merger Agreement to the extent already implemented, and other forms of equitable relief. On February 27, 2014, the same shareholder filed an amended complaint alleging, in addition, that the defendants disseminated a materially false and misleading preliminary proxy statement regarding the ACP Re Merger Agreement in violation of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder (the “Wilson Amended Complaint”).

On March 3, 2014, another purported shareholder filed a purported class action complaint against the Company, certain of its current and former officers and directors, ACP Re, Merger Sub, and AmTrust, also in the United States District Court for the Southern District of New York (the “Raul Complaint”). The Raul Complaint alleges that the defendants disseminated a materially false and misleading preliminary proxy statement regarding the ACP Re Merger Agreement in violation of sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9.

On March 24, 2014, two purported shareholders of the Company filed a purported class action and shareholder derivative complaint against the Company, certain of its current and former officers and directors, and Tower Group, Inc., in the Supreme Court of the State of New York, County of New York (the “Bekkerman Complaint” and, together with the Wilson Amended Complaint and the Raul Complaint, the “Merger Complaints”). The Bekkerman Complaint alleges, among other things, that the members of the Company’s board of directors breached their fiduciary duties owed to the shareholders of the Company by failing to exercise appropriate oversight over the conduct of the Company’s business, awarding Michael Lee excessive compensation, approving the Company’s entry into the ACP Re Merger Agreement, failing to take steps to maximize the value of the Company to its public shareholders, and misrepresenting or omitting material information in connection with the proposed transaction, and that the Company and Tower Group, Inc., aided and abetted such breaches of fiduciary duties. The Bekkerman Complaint also alleges, among other things, that Lee was unjustly enriched as a result of the compensation he received while allegedly breaching his fiduciary duties and by selling stock while in the possession of material, adverse, non-public information. The Bekkerman Complaint seeks, among other things, an award of money damages, declaratory and injunctive relief concerning the alleged fiduciary breaches, injunctive relief prohibiting the defendants from consummating the proposed transaction, rescission of the ACP Re Merger Agreement to the extent already implemented, and other forms of equitable relief. The Company believes that it is not probable that the Merger Complaints will result in a loss, and if they would result in a loss, that the amount of any such loss cannot reasonably be estimated.

From time to time, the Company is involved in other various legal proceedings in the ordinary course of business. The Company does not believe that the resolution of any currently pending legal proceedings, either individually or taken as a whole, will have a material adverse effect on its business, results of operations or financial condition.

Item 4. Mine Safety Disclosure

Not applicable.

PART II

Item 5. Market for Registrant’s Common Equity, Related Shareholder Matters and Issuer Purchases of Equity Securities.

Shareholders

Our common stock is traded on the NASDAQ Global Select Market (“NASDAQ”) under the ticker symbol “TWGP”. We have one class of authorized common stock for 150,000,000 shares at a par value of $0.01 per share.

As of April 30, 2014, there were 57,305,726 common shares issued and outstanding that were held by 172 shareholders of record.

Price Range of Common Stock and Dividends Declared

The high and low sales prices for quarterly periods from January 1, 2012 through December 31, 2013 were as follows:

	High	Low	Common Stock Dividends Declared
2013
First quarter	$18.98	$15.89	$0.165
Second quarter	20.85	17.47	0.165
Third quarter	22.30	6.58	0.165
Fourth quarter	8.10	2.41	-
2012
First quarter	20.68	17.86	0.165
Second quarter	20.06	16.66	0.165
Third quarter	19.16	15.69	0.165
Fourth quarter	17.96	14.84	0.165

Dividend Policy

On November 14, 2013, the Company announced that its Board of Directors determined that it would not declare and pay a dividend to shareholders in the fourth quarter of 2013. The Company paid quarterly dividends of $0.165 per share on February 28, 2013, June 21, 2013 and September 20, 2013.

Any future determination to pay dividends will be at the discretion of our Board of Directors and will be dependent upon our results of operations and cash flows, our financial position and capital requirements, general business conditions, legal, tax, regulatory and any contractual restrictions on the payment of dividends and any other factors our Board of Directors deems relevant.

Tower is a holding company and has no direct operations. Its ability to pay dividends depends, in part, on the ability of our insurance subsidiaries and management companies to pay dividends to it. Our insurance subsidiaries are subject to significant regulatory restrictions limiting their ability to declare and pay dividends. Currently, our insurance subsidiaries are unable to pay dividends or make return of capital payments without insurance regulatory approval. See “Business—Regulation”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and Note 18, Statutory Financial Information and Accounting Policies” in the Notes to the Consolidated Financial Statements.

Pursuant to the terms of the subordinated debentures underlying our trust preferred securities, we and our subsidiaries cannot declare or pay any dividends if we are in default of or if we have elected to defer payments of interest on those debentures. The Company declared dividends on common stock as follows:

(in $ thousands)	2013	2012
Common stock dividends declared	$26,151	$29,075

In 2013, the Company purchased 345,946 shares of its common stock from employees in connection with the vesting of restricted stock issued in connection with its 2004 Long Term Equity Compensation Plan (the “Plan”). The shares were withheld at the direction of the employees as permitted under the Plan in order to pay the minimum amount of tax liability owed by the employee from the vesting of those shares.

Common Stock Repurchase Program

The Board of Directors of Tower approved a $100 million share repurchase program on March 3, 2011. This authorization was in addition to the $100 million share repurchase program approved on February 26, 2010. Purchases under both programs could be made from time to time in the open market or in privately negotiated transactions in accordance with applicable laws and regulations. In the year ended December 31, 2012, 1.2 million shares of common stock were purchased under these programs at an aggregate consideration of $21.0 million. The March 3, 2011 and February 26, 2010 share repurchase programs were terminated in March 2013.

As part of Tower’s capital management strategy, Tower’s Board of Directors approved a $50 million share repurchase program on May 7, 2013. Purchases under this program can be made from time to time in the open market or in privately negotiated transactions in accordance with applicable laws and regulations. In the twelve months ended December 31, 2013 no shares of common stock were purchased under this program.

Period	Total Number of Shares Purchased (1)	Average Price Paid per Share (2)	Total Number of Shares Purchased as Part of Publically Announced Repurchase Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares that May Yet be Purchased Under the Repurchase Plans
January 1 - 31, 2013	-	$-	-	$26,399,490
February 1 - 28, 2013	-	-	-	26,399,490
March 1 - 31, 2013	340,707	17.18	-	26,399,490
Subtotal first quarter	340,707	17.18	-	26,399,490
April 1 - 30, 2013	-	-	-	-
May 1 - 31, 2013	891	19.40	-	50,000,000
June 1 - 30, 2013	-	-	-	50,000,000
Subtotal second quarter	891	19.40	-	50,000,000
July 1 - 31, 2013	269	21.32	-	50,000,000
August 1 - 31, 2013	-	-	-	50,000,000
September 1 - 30, 2013	-	-	-	50,000,000
Subtotal third quarter	269	21.32	-	50,000,000
October 1 - 31, 2013	-	-	-	50,000,000
November 1 - 30, 2013	4,079	3.77	-	50,000,000
December 1 - 31, 2013	-	-	-	50,000,000
Subtotal fourth quarter	4,079	3.77	-	50,000,000
Total year ended December 31, 2013	345,946	$17.03	-	$50,000,000

(1)	Includes 345,946 shares withheld to satisfy tax withholding amounts due from employees upon the receipt of previously restricted shares.
(2)	Including commissions.

Performance Graph

Set forth below is a line graph comparing the dollar change in the cumulative total shareholder return on Tower Group International Ltd. Common Shares from December 31, 2008, through December 31, 2013, as compared to the cumulative total return of the Standard & Poor’s 500 Stock Index and the cumulative total return of the Standard & Poor’s Property-Casualty Insurance Index. The cumulative total shareholder return is a concept used to compare the performance of a company’s stock over time and is the ratio of the stock price change plus the cumulative amount of dividends over the specified time period (assuming dividend reinvestment), to the stock price at the beginning of the time period. The chart depicts the value on December 31, 2009, 2010, 2011, 2012, and 2013, of a $100 investment made on December 31, 2008, with all dividends reinvested.

	12/31/2008	12/31/2009	12/31/2010	12/31/2011	12/31/2012	12/31/2013
Tower Group International, Ltd.	100	84	93	76	69	15
S&P 500	100	126	146	149	172	228
S&P 500 P&C	100	112	122	122	147	203

Item 6. Selected Consolidated Financial Information

The selected consolidated income statement data for the years ended December 31, 2013, 2012 and 2011, and the balance sheet data as of December 31, 2013 and 2012 are derived from our audited financial statements included elsewhere in this document, which have been prepared in accordance with GAAP. You should read the following selected consolidated financial information along with the information contained in this document, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and related notes included elsewhere in this Form 10-K.

	Year ended December 31,
($ in millions, except per share amounts)	2013	2012	2011	2010	2009
Income Statement Data
Gross premiums written	$1,727.7	$1,971.1	$1,810.9	$1,496.4	$1,070.7
Ceded premiums written	495.0	231.7	172.3	182.3	184.5
Net premiums written	1,232.7	1,739.4	1,638.6	1,314.1	886.2
Net premiums earned	1,512.9	1,721.9	1,593.9	1,292.7	854.7
Ceding commission revenue	81.4	32.3	34.0	39.3	42.7
Insurance services revenue	1.2	3.4	1.6	2.2	5.1
Policy billing fees	12.3	12.6	10.5	6.3	3.0
Net investment income	109.2	127.2	126.5	107.3	74.9
Net realized gains (losses) on investments	25.0	25.5	9.4	14.7	0.3
Total revenues	1,742.0	1,922.9	1,775.8	1,462.5	980.7
Losses and loss adjustment expenses	1,519.8	1,263.8	1,077.0	789.7	475.5
Operating expenses:
Commission expenses	365.0	359.3	309.8	267.9	204.7
Other operating expenses (1)	369.9	317.5	284.9	229.8	157.4
Acquisition-related transaction costs	21.3	9.2	0.4	2.4	14.0
Interest expense	33.6	32.6	34.3	24.2	17.6
Total expenses	2,309.6	1,982.4	1,706.3	1,314.0	869.2
Other income (expense)
Earnings in unconsolidated affiliate	6.9	(1.5)	-	-	(0.8)
Gain on investment in acquired unconsolidated affiliate	-	-	-	-	7.4
Gain on bargain purchase	-	-	-	-	12.7
Goodwill and fixed asset impairment	(397.2)	-	-	-	-
Other	5.0	-	-	-	-
Income (loss) before income taxes	(952.9)	(61.0)	69.5	148.5	130.8
Income tax expense (benefit)	8.4	(29.1)	14.1	49.6	42.5
Net income (loss)	$(961.3)	$(31.9)	$55.4	$98.9	$88.3
Less: Net income (loss) attributable to Noncontrolling Interests	(18.7)	2.3	11.0	(6.1)	-
Net income (loss) attributable to Tower Group International, Ltd.	$(942.6)	$(34.2)	$44.4	$105.0	$88.3
Per Share Data (6)
Basic earnings (loss) per share attributable to Tower shareholders	$(17.37)	$(0.81)	$0.96	$2.13	$2.05
Diluted earnings (loss) per share attributable to Tower shareholders	$(17.37)	$(0.81)	$0.96	$2.12	$2.04
Weighted average outstanding (in thousands):
Basic	54,297	42,902	45,226	48,561	44,598
Diluted	54,297	42,902	45,337	48,772	44,844
Selected Insurance Ratios
Net loss ratio (2)	100.5%	73.4%	67.6%	61.1%	55.6%
Net underwriting expense ratio (3)	41.0%	36.4%	34.4%	35.6%	35.0%
Net combined ratio (4)	141.5%	109.8%	102.0%	96.7%	90.6%

	As of December 31,
($ in millions, except per share amounts)	2013	2012	2011	2010	2009
Summary Balance Sheet Data
Cash and cash equivalents	$293.9	$83.8	$107.1	$140.2	$175.2
Investments	1,851.4	2,553.5	2,587.4	2,474.5	1,896.8
Premiums receivable	309.5	412.0	416.4	402.0	291.1
Reinsurance recoverable	639.8	477.1	315.7	294.8	214.1
Deferred acquisition costs, net	95.1	181.2	168.9	164.1	126.3
Intangible assets	79.9	106.8	114.9	123.8	53.4
Goodwill	-	241.5	241.5	241.5	241.5
Total assets	3,955.5	4,712.5	4,417.5	4,179.2	3,243.4
Loss and loss adjustment expenses	2,081.3	1,895.7	1,632.1	1,610.4	1,132.0
Unearned premium	763.1	921.3	893.2	872.0	658.9
Debt	382.8	449.7	426.9	374.3	235.1
Tower Group International, Ltd. shareholders’ equity	95.6	950.1	1,009.8	1,035.0	1,012.2

Per Share Data (6):
Book value per share (5)	$1.67	$21.83	$24.34	$22.02	$19.86
Dividends declared per share-common stock	$0.50	$0.66	$0.61	$0.34	$0.23

(1)	Includes insurance contract acquisition expenses and other underwriting expenses (which are general administrative expenses related to underwriting operations in our insurance subsidiaries), other insurance services expenses (which are general administrative expenses related to insurance services operations) and other corporate related expenses.
(2)	The net loss ratio is calculated by dividing net losses and loss adjustment expenses by net premiums earned.
(3)	The net underwriting expense ratio is calculated by dividing net underwriting expenses (consisting of direct commission expenses and other underwriting expenses net of policy billing fees and ceding commission revenue) by net premiums earned.
(4)	The net combined ratio is the sum of the net loss ratio and the net underwriting expense ratio.
(5)	Book value per share is based on Tower Group International, Ltd. shareholders’ equity divided by common shares outstanding at year end.
(6)	Per Share Data has been retroactively restated to reflect the TGI’s reverse acquisition transaction with Canopius Holdings Bermuda Limited, which was completed on March 13, 2013. This reverse acquisition resulted in shareholders converting their shares at a 1.1330 conversion ratio.

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated audited financial statements and accompanying notes which appear elsewhere in this Form 10-K. It contains forward-looking statements that involve risks and uncertainties. See “Business—Note on Forward-Looking Statements” for more information. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this Form 10-K, particularly under the headings “Business—Risk Factors” and “Business—Note on Forward-Looking Statements”.

Overview

Tower, through its subsidiaries, offers a range of general commercial, specialty commercial and personal property and casualty insurance products and services to businesses in various industries and to individuals throughout the United States. We provide these products on both an admitted and an excess and surplus (“E&S”) lines basis. Insurance companies writing on an admitted basis are licensed by the states in which they sell policies and are required to offer policies using premium rates and forms that are filed with state insurance regulators. Non-admitted carriers writing in the E&S market are not bound by most of the rate and form regulations imposed on standard market companies, allowing them the flexibility to change the coverage offered and the rate charged without the time constraints and financial costs associated with the filing process.

Because we do not manage our invested assets by segments, our investment income is not allocated among our segments. Operating expenses incurred by each segment are recorded in such segment directly. Our home office related expenses not directly allocable to an individual segment (for example, accounting, finance and general legal costs) are allocated based upon the methodology deemed to be most appropriate which may include employee head count, policy count and premiums earned in each segment.

Our commercial lines products include commercial multiple-peril (provides both property and liability insurance), mono line general liability (insures bodily injury or property damage liability), commercial umbrella, mono line property (insures buildings, contents or business income), workers’ compensation, fire and allied lines, inland marine, commercial automobile policies and assumed reinsurance. Our personal lines products consist of homeowners, personal automobile and umbrella policies and also include management fees primarily from the services provided by management companies to the Reciprocal Exchanges. Tower also writes assumed reinsurance, which is reported in the Assumed Reinsurance segment.

Loss reserve increase, goodwill and fixed asset impairment and deferred tax valuation allowance

Loss and loss adjustment expenses for the twelve months ended December 31, 2013 recorded in the statement of operations included an increase of $533.0 million, excluding the Reciprocal Exchanges, relating to reserve increases associated with losses from prior accident years. This unfavorable loss development arose primarily from accident years 2008 through 2012 within the workers’ compensation, commercial multi-peril liability (“CMP”), other liability and commercial auto liability lines of business partially offset by a modest amount of favorable development from more recent years within the short tail property lines of business. The Company performed comprehensive updates to its internal reserve study in response to continued observance in the second, third and fourth quarters of 2013 of higher than expected reported loss development. In conjunction with its comprehensive internal reviews, the Company also retained a consulting actuary to perform an independent reserve study in the fourth quarter of 2013 covering lines of business comprising over 98% of the Company’s loss reserves. Since 2010, the Company has changed the mix of business by reducing the amount of program and middle market workers’ compensation and liability business that it underwrites.

The 2013 reserve increase was viewed by the Company as an event or circumstance that required the Company to perform a detailed quantitative analysis of whether its recorded goodwill was impaired. After performing the quantitative analysis in the second quarter of 2013, it was determined that $214.0 million of goodwill, which represents all of the goodwill allocated to the Commercial Insurance reporting unit, was impaired. In the third quarter of 2013, management in its judgment concluded that the remaining $55.5 million of goodwill, all of which was allocated to the Personal Insurance reporting unit, was impaired. In addition, $1.9 million of additional goodwill resulting from the acquisition of marine and energy business in July of 2013 was fully impaired as of September 30, 2013. Additionally, in 2013, the Company impaired $125.8 million of fixed assets. At December 31, 2013, there was no goodwill remaining on the balance sheet. See “Note 7 – Goodwill, Intangible and Fixed Assets Impairments” for additional detail on the goodwill and fixed asset impairments.

As a result of the reserve increase and goodwill and fixed assets impairment charges, the Company’s U.S. based operations have a pre-tax loss for 2013, which results in a three-year cumulative tax loss position on its U.S. subsidiaries. After considering this negative evidence and uncertainty regarding the Company’s ability to generate sufficient future taxable income in the United States, the Company concluded that it should not recognize any net deferred tax assets (comprised principally of net operating loss carryforwards). The Company, therefore, has provided a full valuation allowance against its deferred tax asset at December 31, 2013.

Reinsurance Agreements

In the third quarter of 2013, Tower entered into agreements with three reinsurers, Arch Reinsurance Ltd. (“Arch”), Hannover Re (Ireland) Plc. (“Hannover”) and Southport Re (Cayman), Ltd. (“Southport Re”). These agreements provided for surplus enhancement and improved certain financial leverage ratios, while increasing the Company’s financial flexibility. The agreements with Arch and Hannover each consisted of one reinsurance agreement while the arrangement with Southport Re consists of several reinsurance agreements. Each of these is described below.

The first agreement was between Tower Insurance Company of New York (“TICNY”), on its behalf and on behalf of each of its pool participants, and Arch. Under this multi-line quota share agreement, TICNY ceded 17.5% on a quota share of certain commercial automobile liability, commercial multi-peril property, commercial multi-peril liability and brokerage other liability (mono line liability) businesses. The agreement covers losses occurring on or after July 1, 2013 for policies in-force as of June 30, 2013 and policies written or renewed from July 1, 2013 to December 31, 2013.

The second agreement was between TICNY, on its behalf and on behalf of each of its pool participants, and Hannover. Under this multi-line quota share agreement, TICNY ceded 14% on a quota share of certain brokerage commercial automobile liability, brokerage commercial multi-peril property, brokerage commercial multi-peril liability, brokerage other liability (mono line liability) and brokerage workers’ compensation businesses. The agreement covers losses occurring on or after July 1, 2013 for policies in-force as of June 30, 2013 and policies written or renewed from July 1, 2013 to December 31, 2013.

The third arrangement with Southport Re consisted of two separate reinsurance agreements with TICNY, on its behalf and on behalf of each of its pool participants, and a third reinsurance agreement with Tower Reinsurance, Ltd. (“TRL”). Under the first of the agreements with TICNY, TICNY ceded to Southport Re a 30% quota share of its workers’ compensation and employer’s liability business (the “Southport Quota Share”). The Southport Quota Share covered losses occurring on or after July 1, 2013 for policies in force at June 30, 2013 and policies written or renewed during the term of the agreement. The Southport Quota Share has been accounted for using deposit accounting treatment. Deposit assets of $28.7 million as of December 31, 2013 related to the Southport Quota Share are reflected in Other assets in the consolidated balance sheet. Under the second of these agreements with TICNY, an aggregate excess of loss agreement, Southport Re assumed a portion of the losses incurred by TICNY on its workers’ compensation and employer’s liability business between January 1, 2011 and June 30, 2013, but paid by TICNY on or after June 1, 2013 (the “TICNY/Southport Re ADC”). Finally, TRL, a wholly-owned Bermuda-domiciled reinsurance subsidiary of Tower, also entered into an aggregate excess of loss agreement with Southport Re, in which Southport Re assumed a portion of the losses incurred by TRL on its assumed workers’ compensation and employer’s liability business between January 1, 2011 and June 30, 2013, but paid by TRL on or after June 1, 2013 (the “TRL/Southport Re ADC”, or, collectively, the “Southport Re ADCs”).

The reinsurance agreements with Arch and Hannover resulted in ceded premiums earned, ceding commission revenue and ceded loss and loss adjustment expenses of $76.8 million, $22.3 million, and $41.1 million for the year ended December 31, 2013.

As a result of the announced merger agreement with ACP Re, it was decided that the Southport treaties should be commuted. As a result of a negotiation between the Company and Southport, all of these treaties were commuted effective as of February 19, 2014, with the result of the commutation being that all premiums paid to Southport by the Company were returned to the Company, and all liabilities assumed by Southport were cancelled, and such liabilities became the obligation of the Company. In 2014, the company will record a gain of approximately $6.4 million resulting from the terminations.

A.M. Best, Fitch and Demotech Downgrade the Company’s Financial Strength and Issuer Credit Ratings

On December 20, 2013, A.M. Best lowered the financial strength ratings of each of Tower’s insurance subsidiaries from “B++” (Good) to “B” (Fair) (the seventh highest of fifteen rating levels), as well as the issuer credit ratings of each of Tower’s insurance subsidiaries from “bbb” to “bb”. Previously, on October 8, 2013, A.M. Best had downgraded the financial strength rating of each of Tower’s insurance subsidiaries to “B++” (Good) and their respective issuer credit ratings to “bbb” from “a-”. In addition, on December 20, 2013 A.M. Best downgraded the issuer credit rating of TGI as well as the debt rating on its $147.7 million 5.00% senior convertible notes due 2014 (the “Notes”) to “b-” from “bb”. On the same date, A.M. Best also downgraded the financial strength rating of CastlePoint Reinsurance Company, Ltd. (Bermuda) to “B” (Fair) from “B++” (Good) and its issuer credit rating to “bb” from “bbb” and downgraded the issuer credit rating of Tower Group International, Ltd. to “b-” from “bb”. TGI and each of its insurance subsidiaries currently are and will continue to be under review with negative implications pending further discussions between A.M. Best and management. In downgrading Tower’s ratings, A.M. Best stated that its actions “consider the magnitude of the charges taken and the material adverse impact on Tower’s risk-adjusted capitalization, financial leverage, liquidity and coverage ratios,” “consider the reduced financial flexibility [of the Company] given [its] delay in earnings, the decline in shareholder confidence and the corresponding decline in share price” and “reflect the potential for further adverse reserve development, increased competitive challenges and due to the ratings downgrade, potential actions taken by third party reinsurers and lenders.” Following the announcement of the ACP Re merger, on January 10, 2014 A.M. Best maintained the under review status of Tower’s financial strength and issuer credit ratings and revised the implications from “negative” to “developing” for all of these ratings. A.M. Best stated that, “[t]he under review status with developing implications reflects the potential benefits to be garnered from the transaction as well as the potential downside from any additional adverse reserve development and/or any unforeseen events that might transpire up until the close of the transaction…”

On January 2, 2014, Fitch downgraded Tower’s issuer default rating from “B” to “CC” and the insurer strength ratings of its insurance subsidiaries from “BB” to “B”. On October 7, 2013, Fitch downgraded Tower’s issuer default rating to “B” (the sixth highest of 11 such ratings) from “BBB” and the insurer strength ratings of its insurance subsidiaries to “B” (the fifth highest of Fitch Ratings’ nine such ratings) from “A-”. In downgrading such ratings, Fitch stated that it “is concerned that Tower’s competitive position has been materially damaged, negatively impacting the Company’s financial flexibility and ability to write new business” and that “the magnitude of the second quarter charges was large enough to cause several key ratios to fall well outside of previously established ratings downgrade triggers, which resulted in the multi-notch downgrade.” On January 6, 2014, Fitch revised Tower’s rating watch status to “evolving” from “negative” following the ACP Re merger announcement, and stated that “[t]he Evolving Watch reflects that the ratings could go up if the merger closes; however, ratings could be lowered if the merger does not occur and [the Company] is unsuccessful in addressing upcoming debt maturity or if additional reserve deficiencies develop.”

On December 24, 2013, Demotech, Inc. (“Demotech”) announced the withdrawal of its Financial Stability Ratings® (FSRs) assigned to the following insurance subsidiaries: Kodiak Insurance Company, Massachusetts Homeland Insurance Company, Tower Insurance Company of New York and York Insurance Company of Maine. Concurrently, Demotech advised that the FSRs assigned to Adirondack Insurance Exchange, Mountain Valley Indemnity Company, New Jersey Skylands Insurance Association and New Jersey Skylands Insurance Company remain under review.

Previously, on October 7, 2013, Demotech had lowered its rating on TICNY and three other U.S. based insurance subsidiaries (Kodiak Insurance Company, Massachusetts Homeland Insurance Company and York Insurance Company of Maine) from A’ (A prime) to A (A exceptional). In addition, Demotech removed its previous A’ (A prime) rating on six other U.S. based insurance subsidiaries (CastlePoint Florida Insurance Company, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company, North East Insurance Company and Preserver Insurance Company). Demotech also affirmed its A ratings on Adirondack Insurance Exchange, New Jersey Skylands Insurance Association, New Jersey Skylands Insurance Company and Mountain Valley Indemnity Company.

Management expects these rating actions, in combination with other items that have impacted the Company in 2013, to result in a significant decrease in the amount of premiums the insurance subsidiaries are able to write. Direct written premiums were $1,606.2 million twelve months ended December 31, 2013. Business written through certain program underwriting agents requires an A.M. Best rating of A- or greater.

Tower’s products include the following lines of business: commercial multiple-peril packages, other liability, workers’ compensation, commercial automobile, fire and allied lines, inland marine, personal package, homeowners, personal automobile and assumed reinsurance. These products are sold, primarily, through retail agencies, wholesale agencies, program underwriting agents, and reinsurance brokerage units. With the exception of the personal automobile insurance written through retail agencies and wholesale agencies, which represents $98.1 million of written premiums (excluding the Reciprocal Exchanges) for the year ended December 31, 2013, management believes the Company will be unable to continue writing the majority of its business following the second A.M. Best rating downgrade on December 20, 2013. The total effect of these ratings actions on the Company’s financial position, results of operations or liquidity is not determinable at this stage.

In January 2014, Tower’s Board of Directors approved Tower’s merger with ACP Re. In light of the adverse ratings actions, concurrent with entering into its merger agreement with ACP Re, Tower entered into cut-through reinsurance treaties with affiliates of ACP Re. As a result of this merger if it closes, and the execution of the cut-through reinsurance treaties, Tower believes its insurance subsidiaries will retain significant portions of their business. (See “Note 9 – Reinsurance” for a discussion of the cut-through reinsurance treaties).

In addition, one of Tower’s ceding companies requested as a result of contractual provisions that $26.3 million of additional collateral be provided to support the recoverability of their reinsurance receivable from Tower. The $26.3 million was funded in October 2013. Tower’s U.S. based insurance subsidiaries are also required to post collateral for various statutory purposes, and such requests are received from time to time from various regulatory authorities.

Statutory Capital

The Company is required to maintain minimum capital and surplus for each of its insurance subsidiaries.

U.S. based insurance companies are required to maintain capital and surplus above Company Action Level, which is a calculated capital and surplus number using a risk-based formula adopted by the state insurance regulators. The basis for this formula is the National Association of Insurance Commissioners’ (“NAIC’s”) risk-based capital (“RBC”) system and is designed to measure the adequacy of a U.S. regulated insurer’s statutory capital and surplus compared to risks inherent in its business. If an insurance entity falls into Company Action Level, its management is required to submit a comprehensive financial plan that identifies the conditions that contributed to the financial condition. This plan must contain proposals to correct the financial problems and provide projections of the financial condition, both with and without the proposed corrections. The plan must also outline the key assumptions underlying the projections and identify the quality of, and problems associated with, the underlying business. Depending on the level of actual capital and surplus in comparison to the Company Action Level, the state insurance regulators could increase their regulatory oversight, restrict the placement of new business, or place the company under regulatory control. Bermuda based insurance entities minimum capital and surplus requirements are calculated from a solvency formula prescribed by the Bermuda Monetary Authority (the “BMA”).

Tower has in place several intercompany reinsurance transactions between its U.S. based insurance subsidiaries and its Bermuda based insurance subsidiaries. The U.S. based insurance subsidiaries have historically reinsured on a quota share basis obligations to CastlePoint Reinsurance Company (“CastlePoint Re”), one of its Bermuda based insurance subsidiaries. The 2013 obligations that CastlePoint Re assumes from the U.S. based insurance subsidiaries are then retroceded to TRL, Tower’s other Bermuda based insurance subsidiary. In addition, CastlePoint Re also entered into a loss portfolio transaction with TRL where its reserves associated with the U.S. insurance subsidiary business for underwriting years prior to 2013 were all transferred to TRL. CastlePoint Re is required to collateralize $648.9 million of its assumed reserves in a reinsurance trust for the benefit of TICNY, the lead pool company of the U.S. insurance companies. On February 5, 2014, the BMA approved the transfer of $167.3 million in unencumbered liquid assets from TRL to CastlePoint Re, allowing CastlePoint Re to increase the funding in the reinsurance trust for the benefit of TICNY. The New York State Department of Financial Services (the “NYDFS”) has confirmed this will be acceptable for the purpose of admitted surplus and capital on TICNY’s 2013 statutory basis financial statements. For the 2013 statutory basis financial statements, CastlePoint Re reported $581.7 million in its reinsurance trust.

Based on RBC calculations as of December 31, 2013, six of Tower’s ten U.S. based insurance subsidiaries have capital and surplus below Company Action Level and do not meet the minimum capital and surplus requirements of their respective state regulators. As a result, management has discussed the ACP Re Merger Agreement and the Cut-Through Reinsurance Agreement and provided its 2014 RBC forecasts to the regulators to document the Company’s business plan to bring two of these U.S based insurance subsidiaries’ capital and surplus levels above Company Action Level.

As a result of the recognition of the ceding commission relating to the Cut-Through Reinsurance Agreements executed with AmTrust and NGHC in January 2014, the U.S. based insurance subsidiaries’ capital and surplus will increase significantly from December 31, 2013 to January 1, 2014, as the U.S. based subsidiaries will transfer a significant portion of their commercial lines unearned premium to a subsidiary of AmTrust and all of their personal lines unearned premiums to a subsidiary of NGHC. Accordingly, as of January 1, 2014, the effect of the Cut-Through Reinsurance Agreements increased the surplus of two of the U.S. based insurance subsidiaries such that their capital and surplus levels exceeded Company Action Level.

In 2013, the NYDFS issued orders for seven of Tower’s insurance subsidiaries, subjecting them to heightened regulatory oversight, which includes providing the NYDFS with increased information with respect to the insurance subsidiaries’ business, operations and financial condition. In addition, the NYDFS has placed limitations on payments and transactions outside the ordinary course of business and material changes in the insurance subsidiaries’ management and related matters. Tower’s management and Board of Directors have held discussions with the NYDFS, and Tower has been complying with the orders and oversight.

On April 21, 2014, the NYDFS issued additional orders for two of Tower’s insurance subsidiaries instructing them to provide plans to address weaknesses in such insurance subsidiaries’ risk based capital levels as shown in their statutory annual financial statements, and imposing further enhanced reporting and prior approval requirements and limitations on writings of new business. On the same date, the NYDFS issued a letter pertaining to one of Tower’s insurance subsidiaries requiring the submission of a plan to address weaknesses in risk based capital levels.

The Massachusetts Division of Insurance (“MDOI”) and Tower management have agreed to certain restrictions on the operations of Tower’s two Massachusetts domiciled insurance subsidiaries. Tower management has agreed to cause these subsidiaries to provide the MDOI with increased information with respect to their business, operations and financial condition, as well as limitations on payments and transactions outside the ordinary course of business and material changes in their management and related matters.

The Maine Bureau of Insurance entered a Corrective Order imposing certain conditions on Maine domestic insurers York Insurance Company of Maine (“YICM”) and North East Insurance Company (“NEIC”). The Corrective Order imposes increased reporting obligations on YICM and NEIC with respect to business operations and financial condition and imposes restrictions on payments or other transfers of assets from YICM and NEIC outside the ordinary course of business.

On April 11, 2014, the New Jersey Department of Banking and Insurance imposed an enhanced reporting requirement on the intercompany transactions involving Tower’s two New Jersey domiciled insurance subsidiaries and Tower’s New Jersey managed insurer. Such companies are now required to submit for prior approval any transactions with affiliates, even transactions that would otherwise not be reportable under the applicable holding company act.

As of December 31, 2013, TRL and CastlePoint Re had capital and surplus that did not meet the minimum solvency requirements of the BMA. Management has discussed the ACP Re Merger Agreement and provided 2014 solvency forecasts to the BMA.

The BMA has issued directives for TRL and CastlePoint Re, subjecting them to heightened regulatory oversight and requiring BMA approval before certain transactions can be executed. Tower has been complying with the directives issued by the BMA.

Liquidity

TGI was the obligor under the bank credit facility agreement dated as of February 15, 2012, as amended, with Bank of America, N.A. and other lenders named therein and is the obligor under the $150 million Convertible Senior Notes (“Notes”) due September 15, 2014. The indebtedness of TGI is guaranteed by TGIL and for purposes of the credit facility was also guaranteed by several of TGIL’s non-insurance subsidiaries.

On December 13, 2013, TGI paid in full the $70.0 million outstanding on the bank credit facility and the bank credit facility has been terminated. The $70.0 million was provided, primarily, from the sale of Tower’s 10.7% ownership in Canopius Group Limited (“Canopius Group”) on December 13, 2013.

The Company’s plan to repay the Notes is related to the closing of the ACP Re Merger Agreement. In the event that the ACP Re Merger Agreement does not close prior to September 15, 2014, the Company would evaluate a combination of using proceeds from the sale of assets held at TGI, including but not limited to, renewal rights on its commercial and personal lines of business and certain of its insurance companies to pay down the principal of the Notes. The Company can provide no assurance that it will be successful in finalizing the liquidation of the assets held at TGI or selling certain of its operating assets to satisfy repayment of the Notes.

As of December 31, 2013, there were $235.1 million of subordinated debentures outstanding. The subordinated debentures do not have financial covenants that would cause an acceleration of their stated maturities. The earliest stated maturity date is on a $10 million debenture, which matures in May 2033. The Company has the ability to defer interest payments on its subordinated debentures for up to twenty quarters.

The merger with ACP Re is expected to close in the summer of 2014, and there are contractual termination rights available to each of Tower and ACP Re under various circumstances. There can be no assurance that the merger will close, or that it will close under the same terms and conditions contained in the ACP Re Merger Agreement. There can be no guarantee that the Company will be able to remedy current statutory capital deficiencies in certain of its insurance subsidiaries or maintain adequate levels of statutory capital in the future.

Consequently, there is substantial doubt about the Company’s ability to continue as a going concern. Should the Company no longer continue to support its capital or liquidity needs, or should the Company be unable to successfully execute the above mentioned initiatives, the above items would have a material adverse effect on its business, results of operations and financial position.

Resignation of Tower’s Chairman of the Board, President and Chief Executive Officer and Appointment of new Chairman of the Board and new President and Chief Executive Officer

On February 6, 2014, Tower and Michael H. Lee entered into a Separation and Release Agreement in connection with the resignation of Mr. Lee from his positions as Chairman of the Board of Directors, President and Chief Executive Officer, effective as of February 6, 2014. Mr. Lee’s employment with the Company was terminated effective as of February 6, 2014. In connection with his resignation, Mr. Lee received on March 31, 2014 a severance payment of approximately $3.3 million calculated pursuant to terms of his employment agreement.

Jan R. Van Gorder, who is the lead independent director of the Board and a member of the Board’s Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, was appointed on February 9, 2014 to succeed Mr. Lee as Chairman of the Board. William W. Fox, Jr., who had served as a member of the Board and of the Board’s Audit Committee and Corporate Governance and Nominating Committee until his resignation from the Board on December 31, 2013, succeeded Mr. Lee as President and Chief Executive Officer of Tower effective as of February 14, 2014.

Expense Control Initiative

On November 22, 2013, the Company announced the implementation of an expense control initiative to streamline its operations and focus resources on its most profitable lines of business. As part of this initiative, the Company has implemented a workforce reduction affecting approximately 10% of the total employee population of approximately 1,400. The areas that are most significantly impacted are commercial lines underwriting as well as operations. This workforce reduction is expected to result in annualized cost savings of approximately $21.0 million. The Company currently recognized pre-tax charges of $5.5 million in the fourth quarter of 2013 for severance and other one-time termination benefits and other associated costs.

Other

Tower received a document request from the U.S. Securities and Exchange Commission (the “SEC”) dated January 13, 2014, as part of an informal inquiry (the “SEC Request”). The SEC Request asks for documents related to Tower’s financial statements, accounting policies, and analysis. Tower is cooperating with the SEC’s inquiry and has provided the requested information.

The Company and certain of its current and former senior officers have been named as defendants in several class action lawsuits instituted against them by certain shareholders. In addition, the Company and certain of its current and former directors, along with certain other parties, have been named as defendants in a putative class action lawsuit instituted against them by another purported shareholder. See “Note 17 – Contingences” for additional detail on such litigation.

Canopius Merger Transaction

On August 20, 2012, TGI closed on its previously announced $74.9 million acquisition of a 10.7% stake in Canopius Group. In connection with this acquisition, TGI also entered into an agreement dated April 25, 2012 (the “Master Transaction Agreement”) under which Canopius Group committed to assist TGI with the establishment of a presence at Lloyd’s of London through a special purpose syndicate (“SPS Transaction Right and Acquisition Right”) (subject to required approvals) and granted TGI an option (the “Merger Option”) to combine with Canopius Bermuda. On July 30, 2012, TGI announced that it had exercised the Merger Option and executed an Agreement and Plan of Merger (the “Original Merger Agreement”) with Canopius Bermuda pursuant to which a wholly-owned subsidiary of Canopius Bermuda would acquire all of TGI’s common stock. TGI paid Canopius Group a fee of $1,000,000 to exercise the Merger Option. On November 8, 2012, the Original Merger Agreement was amended by Amendment No. 1 to the Agreement and Plan of Merger to reflect changes to the merger consideration to be received by TGI shareholders (the Original Merger Agreement as so amended, the “Merger Agreement”).

Prior to the Canopius Merger Transaction date, Canopius Group priced on March 6, 2013, a private sale of 100% of the shares of Canopius Bermuda to third party investors for net consideration of $205,862,755. This investment resulted in 14,025,737 shares being issued in the private placement immediately preceding the merger.

On March 13, 2013, Canopius Bermuda and TGI consummated the Canopius Merger Transaction contemplated by the Merger Agreement. Canopius Bermuda was re-named Tower Group International, Ltd. and became the ultimate parent company of TGI, with TGI becoming its indirect wholly-owned subsidiary. Pursuant to the terms of the Merger Agreement, among other things, (i) 100% of the issued and outstanding shares of TGI common stock was cancelled and automatically converted into the right to receive 1.1330 common shares of the Company, par value $0.01 per share (the “ Common Shares”), (ii) each outstanding option to acquire TGI common stock, whether vested or unvested and whether granted under TGI’s 2008 Long-Term Equity Compensation Plan or otherwise, automatically vested, free of any forfeiture conditions, and constituted a fully vested option to acquire that number of Common Shares (rounded down to the nearest whole number) equal to the number of shares of TGI common stock subject to such option multiplied by 1.1330, on the same terms and conditions (other than vesting and performance conditions) as were applicable to such TGI stock option immediately prior to the Canopius Merger Transaction, with the exercise price of such option adjusted to be the original exercise price divided by 1.1330, and (iii) substantially all issued and outstanding shares of TGI restricted stock, whether granted under TGI’s 2008 Long-Term Equity Compensation Plan or otherwise, automatically vested, free of any forfeiture conditions, and were converted into the right to receive, as soon as reasonably practicable after the effective time, 1.1330 Common Shares.

Immediately after giving effect to the issuance of Common Shares to the former TGI shareholders in the Canopius Merger Transaction, approximately 57,432,150 Common Shares were outstanding, of which 76% were held by the former TGI shareholders. The remaining 24% of Common Shares outstanding immediately after giving effect to the Canopius Merger Transaction were held by third party investors. As the Company is the successor issuer to TGI, succeeding to the attributes of TGI as registrant, including TGI’s SEC filer code, its Common Shares trade on the same exchange, the NASDAQ Global Select Market, and under the same trading symbol, “TWGP,” that the shares of TGI common stock traded on and under prior to the Canopius Merger Transaction.

The Canopius Merger Transaction was expected to advance the Company’s strategy and create a more efficient global, diversified specialty insurance company consisting of commercial, specialty and personal lines, reinsurance and international specialty products. In addition, the establishment of a Bermuda domicile provided the Company with an international platform through which it accesses the U.S., Bermuda and the Lloyd’s of London (“Lloyd’s”) markets.

On December 13, 2013, Tower sold its 10.7% ownership in Canopius Group Limited.

Principal Revenue and Expense Items

We generate revenue from four primary sources:

•	Net premiums earned;

•	Ceding commission revenue;

•	Insurance Service revenue; and

•	Net investment income and realized gains and losses on investments.

We incur expenses from four primary sources:

•	Losses and loss adjustment expenses;

•	Operating expenses;

•	Interest expense; and

•	Income taxes.

Each of these is discussed below.

Net premiums earned. Premiums written include all policies produced in an accounting period. Premiums are earned over the term of the related policy. The portion of the premium that relates to the policy term that has not yet expired is included on the balance sheet as unearned premium to be earned in subsequent accounting periods. Premiums can be assumed from or ceded to reinsurers. Direct premiums combined with assumed premiums are referred to as gross premiums and subtracting premiums ceded to reinsurers results in net premiums.

Ceding commission revenue. We earn ceding commission revenue (generally a percentage of the premiums ceded) on the gross premiums written that we cede to reinsurers under quota share reinsurance agreements. We typically do not earn ceding commission revenue on property catastrophe or excess of loss reinsurance that we purchase.

Insurance service revenue. We earn fee income primarily from services provided to the Reciprocal Exchanges for underwriting, claims, investment management and other services. The fees earned from the Reciprocal Exchanges are eliminated in the Company’s consolidated financial statements because the Reciprocal Exchanges are consolidated with Tower’s balance sheets and statements of operations, changes in shareholders’ equity and cash flows Additional commission and fee income is generated on premiums produced by the managing general agencies on behalf of third-party reinsurance companies.

Net investment income and realized gains and losses on investments. We invest our available funds in cash, cash equivalents, securities and investment partnerships. Our investment income includes interest and dividends earned on our invested assets. Realized gains and losses on invested assets are reported separately from net investment income. We earn realized gains when invested assets are sold for an amount greater than their amortized cost, in the case of fixed maturity securities, and cost, in the case of equity securities, and we recognize realized losses when invested assets are written down or sold for an amount less than their amortized cost or actual cost, as applicable.

Losses and loss adjustment expenses. We establish loss and loss adjustment expense (“LAE”) reserves in an amount equal to our estimate of the ultimate liability for claims under our insurance policies and the cost of adjusting and settling those claims less the amounts already paid on these claims. Loss and LAE expense recorded in a period includes estimates for losses incurred during the period and changes in estimates for prior periods.

Operating expenses. In our Commercial Insurance, Assumed Reinsurance and Personal Insurance segments, we refer to the operating expenses that we incur to underwrite risks as underwriting expenses. These include commission expenses (payments to our producers for the premiums that they generate for us) and other underwriting expenses.

Interest expense. We pay interest on our subordinated debentures, convertible senior notes, credit facility and on segregated assets placed in trust accounts on a “funds withheld” basis in order to collateralize reinsurance recoverables. In addition, interest expense includes amortization of debt origination costs and original issue discounts over the remaining term of our debt instruments.

Income taxes. We pay federal, state and local income taxes and non income-related other taxes.

Measurement of Results

We use various measures to analyze the growth and profitability of our business segments. In our Commercial Insurance, Assumed Reinsurance and Personal Insurance segments, we measure growth in terms of gross, ceded and net premiums written, and we measure underwriting profitability by examining our loss, expense and combined ratios. We also measure our gross and net written premiums to surplus ratios to measure the adequacy of capital in relation to premiums written. We measure profitability in terms of net income attributable to Tower Group, International, Ltd. and return on average equity related to Tower Group International, Ltd.

Premiums written. We use gross premiums written to measure our sales of insurance products and, in turn, our ability to generate ceding commission revenues from premiums that we cede to reinsurers. Gross premiums written also correlates to our ability to generate net premiums earned.

Loss ratio. The loss ratio is the ratio of losses and LAE incurred to premiums earned and measures the underwriting results of a company’s insurance business. We measure our loss ratio on a gross (before reinsurance) and net (after reinsurance) basis. We also measure the loss ratio on the ceded portion (the difference between gross and net premiums) for our Commercial Insurance and Personal Insurance segments. We use the gross loss ratio as a measure of the overall underwriting profitability of the insurance business we write and to assess the adequacy of our pricing. We use the loss ratio on the ceded portion of our insurance business to measure the experience on the premiums that we cede to reinsurers, including the premiums ceded under our quota share treaties. In some cases, the loss ratio on such ceded business is considered in determining the ceding commission rate that we earn on ceded premiums. Our net loss ratio is meaningful in evaluating our financial results, which are net of ceded reinsurance, as reflected in our consolidated financial statements. In addition, we use accident year and calendar year loss ratios to measure our underwriting profitability. An accident year loss ratio measures losses and LAE for insured events occurring in a particular year, regardless of when they are reported, as a percentage of premiums earned during that particular accident year. A calendar year loss ratio measures losses and LAE for insured events occurring during a particular year and the changes in estimates in loss and LAE reserves from prior accident years as a percentage of premiums earned during that particular calendar year.

Underwriting expense ratio. The gross underwriting expense ratio is the ratio of direct commission expenses and other underwriting expenses less policy billing fees to gross premiums earned. The gross underwriting expense ratio measures a company’s operational efficiency in producing, underwriting and administering its insurance business. We also calculate our net underwriting expense ratio after the effect of ceded reinsurance. Ceding commission revenue is applied to reduce our underwriting expenses in our insurance company operation.

Combined ratio. We use the net combined ratio to measure our underwriting performance. The combined ratio is the sum of the loss ratio and the underwriting expense ratio. We analyze the combined ratio on a gross (before the effect of reinsurance) and net (after the effect of reinsurance) basis. If the combined ratio is at or above 100%, an insurance company is not underwriting profitably and may not be profitable unless investment income is sufficient to offset underwriting losses.

Management fee income earned by the management companies. Our management companies provide various underwriting, claims, investment management and other services to the Reciprocal Exchanges. We receive a percentage of the gross written premiums issued by the Reciprocal Exchanges.

Net income and return on average equity. We use net income to measure our profits and return on average equity to measure our effectiveness in utilizing our shareholders’ equity to generate net income on a consolidated basis. In determining return on average equity for a given year, net income is divided by the average of shareholders’ equity for that year.

Book value per share. Book value per share is calculated as Tower Group International, Ltd. shareholders’ equity divided by the number of shares outstanding. We use this as a measure of value per share of the Company independent from the market price per share.

Tangible book value per share. Tangible book value per share is calculated as Tower Group International, Ltd. shareholders’ equity, less intangible assets and goodwill, divided by the number of shares outstanding. We use this as a measure of value per share of the Company independent from the market price per share.

Operating income (loss). Operating income (loss) excludes realized gains and losses and acquisition-related transaction costs, net of tax. This is a common measurement for property and casualty insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Additionally, these measures are a key internal management performance standard.

The following table provides a reconciliation of operating income (loss) to net income (loss) attributable to Tower Group International, Ltd. on a GAAP basis. The operating income (loss) is used to calculate operating earnings (loss) per share and operating return on average equity.

	Year Ended December 31,
($ in thousands)	2013	2012	2011
Operating income (loss)	$(544,204)	$(33,934)	$40,285
Net realized gains (losses) on Tower’s investments	22,894	12,245	6,980
Acquisition-related transaction costs	(21,322)	(9,229)	(360)
Goodwill and fixed asset impairment	(397,211)	-	-
Income tax	(2,773)	(3,316)	(2,470)
Net income (loss) attributable to Tower Group International, Ltd.	$(942,616)	$(34,234)	$44,435

Critical Accounting Estimates

In preparing our consolidated financial statements, management is required to make estimates and assumptions that affect reported assets, liabilities, revenues and expenses and the related disclosures as of the date of the financial statements. Management considers an accounting estimate to be critical if it requires assumptions to be made that involve uncertainty at the time the estimate is made and, had different assumptions been selected, the changes in the outcome could have a significant effect on our financial statements. We review our critical accounting estimates and assumptions quarterly. Actual results may differ, perhaps substantially, from the estimates.

Our most critical accounting estimates involve the estimation of reserves for losses (including losses that have occurred but had not been reported by the financial statement date) and LAE, establishing fair value of losses and LAE for acquired businesses, net earned premiums, the reporting of ceding commissions earned, the amount and recoverability of reinsurance recoverable balances, deferred acquisition costs, investment impairments and potential impairments of intangible and long-lived assets.

Loss and loss adjustment expense reserves. The reserving process for loss and LAE reserves provides management’s best estimate at a particular point in time of the ultimate unpaid cost of all losses and LAE incurred, including settlement and administration of losses, and is based on facts and circumstances then known and including losses that have been incurred but not yet reported. The process includes using actuarial methodologies to assist in establishing these estimates, judgments relative to estimates of future claims severity and frequency, the length of time before losses will develop to their ultimate level and the possible changes in the law and other external factors that are often beyond our control. There are various actuarial methods that are appropriate for the different lines of business, and our actuaries’ use of a particular method or weighting of methods depends in part on the maturity of each accident year by line of business, the limits of liability covered under the policies, the presence or absence of large claims in the experience, and other considerations. In general, the various actuarial methods can be grouped into three categories: loss ratio projection, loss development methods, and the B-F method. For the most recent accident year, and especially for liability lines of business, the actuarial method given the most weight is usually the loss ratio method, since the percentage of ultimate claims reported to date is expected to be low and the immature reported claims experience is not a reliable indicator of ultimate losses for that accident year. For property lines of business for the most recent accident year, the B-F method is usually given the most weight, because experience typically shows that there is a small percentage of claims reported in the subsequent period due to normal lags in reporting and processing of claims in these lines of business that can be relatively reliably estimated as a percentage of premiums, which is reflected in the B-F method. For each line of business, the actuarial reserving method usually given the most weight shifts from the loss ratio projection to the B-F method to the incurred loss projection as each accident year matures. These methods are described in “Business—Loss and Loss Adjustment Expense Reserves.”

This process helps management set carried loss reserves based upon the actuaries’ best estimates, using estimates made by segment, product or line of business, territory, and accident year. The actuaries also separately estimate loss reserves from LAE reserves and within LAE reserves estimates are made for defense and cost containment expenses or Allocated Loss Adjustment Expenses (“ALAE”) and for other claims adjusting expenses or Unallocated Loss Adjustment Expenses (“ULAE”). The amount of loss and LAE reserves for reported claims is a matter of judgment based primarily upon a case-by-case evaluation of coverage, liability, injury severity, and any other information considered pertinent to estimating the exposure presented by the claim. The amounts of loss and LAE reserves for unreported claims are determined using historical information by line of business as adjusted to current conditions. Due to the inherent uncertainty associated with the reserving process, the ultimate liability may differ, perhaps substantially, from the original estimate. Such estimates are regularly reviewed and updated, and any resulting adjustments are included in the current year’s results. Reserves are closely monitored and are recomputed periodically using the most recent information on reported claims and a variety of statistical techniques. Specifically, on at least a quarterly basis, we review, by line of business, existing reserves, new claims, changes to existing case reserves and paid losses with respect to the current and prior years. See “Business—Loss and Loss Adjustment Expense Reserves” for additional information regarding our loss and LAE reserves.

We segregate our data for estimating loss reserves. The property lines include Fire and Allied Lines, Homeowners-property, Commercial Multi-peril Property, Multi-Family Dwellings, Inland Marine and Automobile Physical Damage. The casualty lines include Homeowners Liability, Commercial Multi-peril Liability, Other Liability, Workers’ Compensation, Commercial Automobile Liability, and Personal Automobile Liability. Commercial Insurance segment reserves are estimated separately from Personal Insurance segment reserves. For the Commercial Insurance segment we analyze reserves by line of business and, where appropriate, by program. Within the Personal Insurance segment, we estimate loss and loss expenses reserves separately for the Reciprocal Exchanges, which we manage, and for our owned companies. We utilize line of business breakdowns and, where appropriate, analyze results separately by state.

Two key assumptions that materially impact the estimate of loss reserves are the loss ratio estimate for the current accident year and the loss development factor selections for all accident years. The loss ratio estimate for the current accident year is selected after reviewing historical accident year loss ratios adjusted for rate and price changes, trend, mix of business, and other factors. In addition, as the year matures and, depending upon the line of business, we utilize B-F methods or loss development methods for the current accident year.

Because of the nature of the business historically written, the Company’s management believes that the Company has limited exposure to asbestos and environmental claim liabilities.

We estimate ALAE reserves separately for claims that are defended by in-house attorneys, claims that are handled by other attorneys that are not employees, and miscellaneous ALAE costs such as investigators, witness fees and court costs.

For claims that are defended by in-house attorneys, we attribute to each of these claims a fixed fee for defense work. We allocate to each of these litigated claims 50% of the fixed fee when litigation on a particular claim begins and 50% of the fee when the litigation is closed. The fee is adjusted periodically to reimburse our in-house legal department for all their costs.

We determine ULAE reserves by applying a paid-to-paid ratio to the case and IBNR reserves by line of business. The paid-to-paid ratio is based on ratios of ULAE payments divided by loss and ALAE payments for last three calendar years.

For some types of claims and for some programs where we utilize third-party administrators (“TPA”) to adjust claims, we pay them fees which are included in ULAE. In some cases, we arrange for fixed percentages of premiums earned to be the fee for claims administration, and in other cases we arrange for fixed fees per claim or hourly charges for ULAE services. The reserves for ULAE for these situations is estimated based upon the particular arrangement for these types of claims by product or program. Also see “Item 9A. - Controls and Procedures” for a discussion on the companies material weakness over financial reporting as they relate to the effectiveness of the loss reserving process.

Establishing fair value of loss and LAE reserves for acquired companies. At acquisition date, accounting standards require that loss and LAE reserves must be set to fair value. As there are no readily observable markets for these liabilities, we use a valuation model that estimates net nominal future cash flows related to the loss and LAE reserve. This valuation is adjusted for the time value of money and a risk margin to compensate the Company for holding capital supporting the risk associated with the liabilities. This adjustment is referred to as the “reserve risk premium”, which is amortized over the expected payout pattern of the claims.

Net premiums earned. Insurance policies issued or reinsured by us are short-duration contracts. Accordingly, premium revenue, including direct writings and reinsurance assumed, net of premiums ceded to reinsurers, is recognized as earned in proportion to the amount of insurance protection provided, on a pro-rata basis over the terms of the underlying policies. Unearned premiums represent premiums applicable to the unexpired portions of in-force insurance contracts at the end of each year. Prepaid reinsurance premiums represent the unexpired portion of reinsurance premiums ceded.

Ceding commissions earned. We have historically relied on quota share, excess of loss and catastrophe reinsurance to manage our regulatory capital requirements and limit our exposure to loss.

Ceding commissions under a quota share reinsurance agreement are based on the agreed-upon commission rate applied to the amount of ceded premiums written. Ceding commissions are realized in income as ceded premiums written are earned. The ultimate commission rate earned on certain of our quota share reinsurance contracts is determined by the loss ratio on the ceded premiums earned. If the estimated loss ratio decreases from the level currently in effect, the commission rate increases and additional ceding commissions are earned in the period in which the decrease is recognized. If the estimated loss ratio increases, the commission rate decreases, which reduces ceding commissions earned. As a result, the same uncertainties associated with estimating loss and LAE reserves affect the estimates of ceding commissions earned. We monitor the ceded ultimate loss ratio on a quarterly basis to determine the effect on the commission rate of the ceded premiums earned that we accrued during prior accounting periods. The estimated ceding commission income relating to prior years recorded in 2013, 2012, and 2011 was a decrease of $9.8 million, $4.2 million and $2.7 million, respectively. These decreases are attributed to prior year reserve development that was not initially anticipated.

Reinsurance recoverables. Reinsurance recoverable balances are established for the portion of paid and unpaid loss and LAE that is assumed by reinsurers. Prepaid reinsurance premiums represent unearned premiums that are ceded to reinsurers. Reinsurance recoverables and prepaid reinsurance premiums are reported on our balance sheet separately as assets, instead of netted against the related liabilities, since reinsurance does not relieve us of our legal liability to policyholders and ceding companies. We are required to pay losses even if a reinsurer fails to meet its obligations under the applicable reinsurance agreement. Consequently, we bear credit risk with respect to our individual reinsurers and may be required to make judgments as to the ultimate recoverability of our reinsurance recoverables. Additionally, the same uncertainties associated with estimating loss and LAE reserves affect the estimates of the amount of ceded reinsurance recoverables. We continually monitor the financial condition and rating agency ratings of our reinsurers. Non-admitted reinsurers are required to collateralize their share of unearned premium and loss reserves either by placing funds in a trust account meeting the requirements of New York Regulation 114 or by providing a letter of credit. In addition, from October 2003 to December 31, 2005, we placed our quota share treaties on a “funds withheld” basis, under which we retained the ceded premiums written and placed that amount in segregated trust accounts from which we may withdraw amounts due to us from the reinsurers.

Deferred acquisition costs, net. We defer certain expenses that vary with and are directly related to the successful acquisition of new and renewal insurance business, including commission expense on gross premiums written, premium taxes and certain other costs related to the acquisition of insurance contracts. These costs are capitalized and the resulting asset, DAC, is amortized and charged to expense or income in future periods as gross and ceded premiums written are earned. The method followed in computing deferred acquisition costs, net, limits the amount of such deferred amounts to its estimated realizable value. The ultimate recoverability of deferred acquisition costs is dependent on the continued profitability of our insurance underwriting. We also consider anticipated invested income in determining the recoverability of these costs. If our insurance underwriting becomes unprofitable, we may have to write off a portion of our deferred acquisition costs, resulting in a further charge to income in the period in which the underwriting losses are recognized. The value of business acquired (“VOBA”) is an intangible asset relating to the estimated fair value of the unexpired insurance policies acquired in a business combination. VOBA is determined at the time of a business combination and is reported on the consolidated balance sheet with DAC and is amortized in proportion to the timing of the estimated underwriting profit associated with the in force policies acquired. The cash flow or interest component of VOBA is amortized in proportion to the expected pattern of future cash flows. The Company fully amortized the VOBA in the year ended December 31, 2011 and, accordingly, does not have any VOBA recorded on its balance sheet as of December 31, 2013 or 2012. The Company considers anticipated investment income in determining the recoverability of these costs and believes they are fully recoverable.

Impairment of invested assets. Impairment of investment securities results in a charge to operations when a market decline below cost is deemed to be other-than-temporary. We regularly review our fixed-maturity and equity securities portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. In evaluating potential impairment, we consider, among other criteria:

•	the overall financial condition of the issuer;

•	the current fair value compared to amortized cost or cost, as appropriate;

•	the length of time the security’s fair value has been below amortized cost or cost;

•	specific credit issues related to the issuer such as changes in credit rating, reduction or elimination of dividends or non-payment of scheduled interest payments;

•	whether management intends to sell the security and, if not, whether it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis;

•	specific cash flow estimations for fixed-income securities; and

•	current economic conditions.

If an other-than-temporary-impairment (“OTTI”) loss is determined for a fixed-maturity security (for which we do not have the intent to sell or it is not more likely than not we would be required to sell), the credit portion is recorded in the income statement as realized investment losses and the non-credit portion is recorded in accumulated other comprehensive income. The credit portion results in a permanent reduction in the cost basis of the underlying investment. For all other fixed-maturity security and equity security impairments, the entire impairment is reflected as a realized investment loss and reduces the cost basis of the security. The determination of OTTI is a subjective process and different judgments and assumptions could affect the timing of loss realization. We recorded OTTI losses on our fixed maturity and equity securities in the amounts of $14.4 million, $9.9 million and $3.5 million in 2013, 2012, and 2011, respectively, of which $13.4 million, $9.6 million and $3.2 million were recorded in Net realized investment gains (losses) in 2013, 2012, and 2011, respectively.

Since total unrealized losses are a component of shareholders’ equity, the recognition of OTTI losses has no effect on our comprehensive income or shareholders’ equity.

See “Business-Investments” and “Note 5 – Investments” in the notes to consolidated financial statements for additional detail regarding our investment portfolio at December 31, 2013, including disclosures regarding OTTI.

Goodwill, intangible and fixed assets impairment. The costs associated with a group of assets acquired in a transaction are allocated to the individual assets, including identifiable intangible assets, based on their relative fair values. Purchase consideration in excess of the fair value of tangible and intangible assets is recorded as goodwill.

Identifiable intangible assets with a finite useful life are amortized over the period in which the asset is expected to contribute directly or indirectly to our future cash flows. Identifiable intangible assets with finite useful lives are amortized over their useful lives and tested for recoverability whenever events or changes in circumstances indicate that a carrying amount may not be recoverable. Identifiable intangible assets with indefinite useful lives are not amortized. Rather, they are tested for recoverability at least annually or whenever events or changes in circumstances indicate that a carrying amount may not be recoverable. Management assessed the carrying value of its intangible assets with a finite useful life 2013 and concluded impairment charges of $21.9 million were required to reduce its customer relationship intangible assets to fair value. These charges are reported in Other Operating Expenses in the consolidated statements of operations. No impairment losses were recognized on intangible assets with a finite useful life in 2012 or 2011.

The Company completed its annual indefinite lived intangible asset assessment as of December 31, 2013. An impairment loss is recognized if the carrying value of an intangible asset is not recoverable and its carrying amount exceeds its fair value. Any amount of intangible assets determined to be impaired will be recorded as an expense in the period in which the impairment determination is made. No impairment losses were recognized on indefinite lived intangible assets in 2013, 2012 or 2011.

Goodwill is not amortized. The Company tests goodwill balances for impairment annually in the fourth quarter of each year using a September 30 measurement date, or more frequently if circumstances indicate that the value of goodwill may be impaired. Goodwill impairment is performed at the reporting unit level and the test requires a two-step process. In performing Step 1 of the impairment test, management compared the estimated fair values of the applicable reporting units to their aggregate carrying values, including goodwill. If the carrying amount of a reporting unit including goodwill were to exceed the fair value of the reporting unit, Step 2 of the goodwill impairment would be performed. Step 2 of the goodwill impairment test requires comparing the implied fair value of the affected reporting unit’s goodwill against the carrying value of that goodwill.

The process of evaluating goodwill for impairment requires judgments and assumptions to be made to determine the fair value of each reporting unit, including discounted cash flow calculations, assumptions that market participants would make in valuing each reporting unit and the level of the Company’s own share price. Fair value estimates utilize both the market approach and income approach. Management considered valuation techniques such as peer company price-to-earnings and price-to-book multiples and an in-depth analysis of projected future cash flows and relevant discount rates, which considered market participant inputs. Other significant assumptions include levels of surplus available for distribution, future business growth and earnings projections for each reporting unit. Estimates of fair value are subject to assumptions that are sensitive to change and represent the Company’s reasonable expectation regarding future developments. Management also considers the implied control premium derived from its market capitalization and the implied fair value of the enterprise.

In its 2012 annual impairment test, management determined that a greater risk of future impairment existed for the Commercial Insurance reporting unit. During the second quarter of 2013, management in its judgment concluded a quarterly impairment test was required as a result of the segment reorganization (see “Note 2 – Accounting Policies and Basis of Presentation”) and significant prior years’ loss reserves incurred (see “Note 10 – Loss and Loss Adjustment Expense”). In the third quarter of 2013, as a result of the additional significant prior years’ loss reserves incurred, management in its judgment concluded a quarterly impairment test was required again as of September 30, 2013 in the preparation of the September 30, 2013 consolidated financial statements.

In conducting the goodwill impairment analysis as of June 30, 2013, the Company tested the reporting units prior to the reorganization as required by GAAP. The Company estimated each of the reporting units’ fair values using a market multiple approach based on tangible book values. Historically, the Company also utilized market multiple approaches based on (i) book value, (ii) estimates of projected results for future periods, and (iii) a valuation technique using discounted cash flows. However, based upon the significance of the loss reserve charge recorded in the second quarter of 2013, the reduction to Tower’s insurance subsidiaries’ capital and surplus levels (see “Note 18 – Statutory Financial Information”), management in its judgment concluded a multiple of tangible book value was most indicative of a price a market participant would pay for the reporting units. In addition, the Commercial Insurance reporting unit’s estimated fair value was adjusted for the expected capital infusion a market participant would be expected to fund into the insurance businesses to maintain historical rating agency ratings.

Step 1 of the impairment test indicated the Commercial Insurance unit’s carrying value exceeded its fair value and the Personal Insurance unit’s fair value exceeded its carrying value.

Accordingly, the Company performed a Step 2 impairment test on the Commercial Insurance reporting unit. Based on the results, the Company recorded a non-cash goodwill impairment charge of $214.0 million to write-down all of the goodwill in the Commercial Insurance reporting unit as of June 30, 2013. As of June 30, 2013, the Company reported $55.5 million of goodwill, all of which related to the Personal Insurance reporting unit.

In conducting the goodwill impairment analysis for the quarter ended September 30, 2013, the Company estimated the Personal Insurance fair values using Tower’s current market capitalization, adjusted for a control premium. Historically, the Company also utilized various market multiple approaches for Personal Insurance reporting unit. However, based upon the significant 2013 events, including A.M. Best’s downgrade to “B” for the insurance subsidiaries, management in its judgment concluded the market capitalization, adjusted for a control premium, was most indicative of a price a market participant would pay for the reporting unit.

Step 1 of the impairment test as of September 30, 2013 indicated the Personal Insurance unit’s carrying value exceeded its fair value.

Accordingly, the Company performed a Step 2 impairment test on the Personal Insurance reporting unit. Based on the results, the Company recorded a non-cash goodwill impairment charge of $55.5 million to write-down all of the goodwill in the Personal Insurance reporting unit as of September 30, 2013. As of December 31, 2013, the Company had no goodwill reported on its consolidated balance sheet.

Fixed assets, including furniture, leasehold improvements, computer equipment, and software, including internally developed software, are reported at cost less accumulated depreciation and amortization. As of December 31, 2012, gross fixed assets and capital leases were $194.0 million and accumulated depreciation was $54.7 million (for net fixed assets and capital leases of $139.3 million).

As a result of the significant business developments discussed above, including the A.M. Best, Fitch and Demotech rating downgrades in December of 2013 and the expected significant declines in net written premiums and the orders and restrictions placed by various insurance departments, management tested fixed assets for recoverability.

Long-lived tangible assets that an entity will continue to hold and use should be reviewed for impairment, which includes two steps. The first step in the impairment test is to determine whether the long-lived assets are recoverable as measured by comparing net carrying value of the asset or asset group to the undiscounted net cash flows to be generated from the use and eventual disposition of that asset or asset group. In performing this step, management concluded that the sum of the undiscounted cash flows was less than the carrying value of the asset group. Accordingly, the Company performed an impairment analysis in which the implied fair value of the fixed assets was determined to be lower than the carrying value.

Management determined the fair value of fixed assets by (i) calculating an estimated software charge (i.e. fee for use of software) a market participant would pay the owner of the asset in return for the ability to use the Company’s software and (ii) performing an orderly liquidation value analysis ranging from 0%-15% for furniture, leasehold improvements and computer equipment, and concluded the fixed assets were impaired as of September 30, 2013. The Company recorded a non-cash charge to earnings of $125.8 million. This charge is recorded within Goodwill and fixed-assets impairment in the statement of operations.

See “Note 7 – Goodwill, Intangible and Fixed Asset Impairments” in the notes to consolidated financial statements. Also see “Item 9A. Controls and Procedures” for a discussion on the companies material weakness over financial reporting as it relates to the impairment process of assessing long-lived tangible and intangible assets.

Consolidating Supplemental Information

The following tables present the consolidating financial statements as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011:

	December 31, 2013
($ in thousands)	Tower	Reciprocal Exchanges	Eliminations	Total
Assets
Investments
Available-for-sale investments, at fair value:
Fixed-maturity securities	$1,390,146	$252,549	$-	$1,642,695
Equity securities	104,107	2,523	-	106,630
Short-term investments	5,897	-	-	5,897
Other invested assets	173,355	-	(77,200)	96,155
Total investments	1,673,505	255,072	(77,200)	1,851,377
Cash and cash equivalents	288,214	5,684	-	293,898
Investment income receivable	38,564	2,325	(23,396)	17,493
Premiums receivable	267,151	44,878	(2,530)	309,499
Reinsurance recoverable on paid losses	66,974	3,028	(1,039)	68,963
Reinsurance recoverable on unpaid losses	555,468	25,208	(9,816)	570,860
Prepaid reinsurance premiums	164,250	26,514	(4,288)	186,476
Deferred acquisition costs, net	85,485	9,611	-	95,096
Intangible assets	73,599	6,337	-	79,936
Goodwill	-	-	-	-
Funds held by reinsured companies	98,816	-	-	98,816
Other assets	391,258	1,395	(9,522)	383,131
Total assets	$3,703,284	$380,052	$(127,791)	$3,955,545
Liabilities
Loss and loss adjustment expenses	$1,973,970	$117,131	$(9,816)	$2,081,285
Unearned premium	657,045	110,355	(4,288)	763,112
Reinsurance balances payable	84,948	8,441	(3,569)	89,820
Funds held under reinsurance agreements	222,137	22	-	222,159
Other liabilities	268,937	50,352	(33,118)	286,171
Deferred income taxes	10,327	19,181	-	29,508
Debt	382,770	77,000	(77,000)	382,770
Total liabilities	3,600,134	382,482	(127,791)	3,854,825
Shareholders’ equity
Common stock	574	-	-	574
Treasury stock	(39)	-	-	(39)
Paid-in-capital	815,119	9,400	(9,400)	815,119
Accumulated other comprehensive income	(19,507)	1,338	(1,338)	(19,507)
Retained earnings (accumulated deficit)	(700,596)	(13,168)	13,168	(700,596)
Noncontrolling interests	7,599	-	(2,430)	5,169
Total shareholders’ equity	103,150	(2,430)	-	100,720
Total liabilities and shareholders’ equity	$3,703,284	$380,052	$(127,791)	$3,955,545

	December 31, 2012
($ in thousands)	Tower	Reciprocal Exchanges	Eliminations	Total
Assets
Investments
Available-for-sale investments, at fair value:
Fixed-maturity securities	$2,064,148	$280,563	$-	$2,344,711
Equity securities	140,695	5,563	-	146,258
Short-term investments	4,750	-	-	4,750
Other invested assets	134,986	-	(77,200)	57,786
Total investments	2,344,579	286,126	(77,200)	2,553,505
Cash and cash equivalents	74,018	9,782	-	83,800
Investment income receivable	39,439	2,610	(16,717)	25,332
Investment in unconsolidated affiliate	71,894	-	-	71,894
Premiums receivable	367,760	47,031	(2,746)	412,045
Reinsurance recoverable on paid losses	16,927	2,503	(1,821)	17,609
Reinsurance recoverable on unpaid losses	407,068	55,839	(3,450)	459,457
Prepaid reinsurance premiums	46,120	21,143	(3,340)	63,923
Deferred acquisition costs, net	169,834	11,364	-	181,198
Intangible assets	99,914	6,854	-	106,768
Goodwill	241,458	-	-	241,458
Funds held by reinsured companies	137,545	-	-	137,545
Other assets	376,274	1,559	(19,852)	357,981
Total assets	$4,392,830	$444,811	$(125,126)	$4,712,515
Liabilities
Loss and loss adjustment expenses	$1,759,888	$139,241	$(3,450)	$1,895,679
Unearned premium	818,055	106,556	(3,340)	921,271
Reinsurance balances payable	34,333	11,546	(4,567)	41,312
Funds held under reinsurance agreements	98,081	500	-	98,581
Other liabilities	275,614	58,115	(36,769)	296,960
Deferred income taxes	5,069	19,694	-	24,763
Debt	449,731	77,000	(77,000)	449,731
Total liabilities	3,440,771	412,652	(125,126)	3,728,297
Shareholders’ equity
Common stock	530	-	-	530
Treasury stock	(181,435)	-	-	(181,435)
Paid-in-capital	780,036	9,400	(9,400)	780,036
Accumulated other comprehensive income	82,756	15,525	(15,525)	82,756
Retained earnings	268,171	7,234	(7,234)	268,171
Noncontrolling interests	2,001	-	32,159	34,160
Total shareholders’ equity	952,059	32,159	-	984,218
Total liabilities and shareholders’ equity	$4,392,830	$444,811	$(125,126)	$4,712,515

	Year Ended December 31, 2013
($ in thousands)	Tower	Reciprocal Exchanges	Eliminations	Total
Revenues
Net premiums earned	$1,351,515	$161,400	$-	$1,512,915
Ceding commission revenue	65,623	16,607	(848)	81,382
Insurance services revenue	32,797	-	(31,647)	1,150
Policy billing fees	11,856	443	-	12,299
Net investment income	106,309	9,578	(6,679)	109,208
Total net realized investment gains (losses)	22,894	2,154	-	25,048
Total revenues	1,590,994	190,182	(39,174)	1,742,002
Expenses
Loss and loss adjustment expenses	1,404,805	115,029	-	1,519,834
Commission Expense	331,551	34,328	(848)	365,031
Other operating expenses	346,585	54,955	(31,647)	369,893
Acquisition-related transaction costs	21,322	-	-	21,322
Interest expense	33,594	6,679	(6,679)	33,594
Total expenses	2,137,857	210,991	(39,174)	2,309,674
Other income (expense)
Equity in income (loss) of unconsolidated affiliate	6,962	-	-	6,962
Goodwill and fixed asset impairment	(397,211)	-	-	(397,211)
Other	5,000	-	-	5,000
Income (loss) before income taxes	(932,112)	(20,809)	-	(952,921)
Income tax expense (benefit)	8,838	(407)	-	8,431
Net income (loss)	$(940,950)	$(20,402)	$-	$(961,352)
Less: Net income (loss) attributable to Noncontrolling interests	1,666	(20,402)	-	(18,736)
Net income (loss) attributable to Tower Group International, Ltd.	(942,616)	-	-	(942,616)

Ratios
Net calendar year loss and LAE	103.9%	71.3%		100.5%
Net underwriting expenses	40.6%	44.8%		41.0%
Net Combined	144.5%	116.1%		141.5%

Return on Average Equity	(157.2)%

	Year Ended December 31, 2012
($ in thousands)	Tower	Reciprocal Exchanges	Eliminations	Total
Revenues
Net premiums earned	$1,558,204	$163,660	$-	$1,721,864
Ceding commission revenue	18,737	14,564	(966)	32,335
Insurance services revenue	33,570	-	(30,150)	3,420
Policy billing fees	11,901	714	-	12,615
Net investment income	121,908	12,574	(7,317)	127,165
Total net realized investment gains (losses)	12,245	13,231	-	25,476
Total revenues	1,756,565	204,743	(38,433)	1,922,875
Expenses
Loss and loss adjustment expenses	1,154,540	109,218	-	1,263,758
Commission Expense	325,906	34,367	(966)	359,307
Other operating expenses	293,458	54,189	(30,150)	317,497
Acquisition-related transaction costs	9,229	-	-	9,229
Interest expense	33,268	6,679	(7,317)	32,630
Total expenses	1,816,401	204,453	(38,433)	1,982,421
Other income (expense)
Equity in income (loss) of unconsolidated affiliate	(1,470)	-	-	(1,470)
Income (loss) before income taxes	(61,306)	290	-	(61,016)
Income tax expense (benefit)	(27,072)	(2,027)	-	(29,099)
Net income (loss)	$(34,234)	$2,317	$-	$(31,917)
Less: Net income (loss) attributable to Noncontrolling interests	-	2,317	-	2,317
Net income (loss) attributable to Tower Group International, Ltd.	(34,234)	-	-	(34,234)

Ratios
Net calendar year loss and LAE	74.1%	66.7%		73.4%
Net underwriting expenses	35.5%	44.6%		36.4%
Net Combined	109.6%	111.3%		109.8%

Return on Average Equity	-3.4%

	Year Ended December 31, 2011
($ in thousands)	Tower	Reciprocal Exchanges	Eliminations	Total
Revenues
Net premiums earned	$1,406,689	$187,161	$-	$1,593,850
Ceding commission revenue	27,194	6,774	-	33,968
Insurance services revenue	30,873	-	(29,303)	1,570
Policy billing fees	9,961	573	-	10,534
Net investment income	120,083	12,846	(6,455)	126,474
Total net realized investment gains (losses)	6,980	2,414	-	9,394
Total revenues	1,601,780	209,768	(35,758)	1,775,790
Expenses
Loss and loss adjustment expenses	972,567	104,419	-	1,076,986
Direct and ceding commission expense	277,285	32,541	-	309,826
Other operating expenses	261,974	52,176	(29,303)	284,847
Acquisition-related transaction costs	360	-	-	360
Interest expense	34,290	6,455	(6,455)	34,290
Total expenses	1,546,476	195,591	(35,758)	1,706,309
Income (loss) before income taxes	55,304	14,177	-	69,481
Income tax expense (benefit)	10,869	3,182	-	14,051
Net income (loss)	$44,435	$10,995	$-	$55,430
Less: Net income (loss) attributable to Noncontrolling interests	-	-	-	-
Net income (loss) attributable to Tower Group International, Ltd.	44,435	10,995	-	55,430

Ratios
Net calendar year loss and LAE	69.1%	55.8%		67.6%
Net underwriting expenses	33.5%	41.3%		34.4%
Net Combined	102.6%	97.1%		102.0%

Return on Average Equity	4.3%

Consolidated Results of Operations 2013 Compared to 2012

Total revenues. Total revenues decreased by 9.4% for the year ended December 31, 2013 as compared to 2012. This decrease is attributable to lower net premiums earned and net investment income offset by increases in ceding commission.

Premiums earned. Net premiums earned for the years ended December 31, 2013 and 2012 were $1.5 billion and $1.7 billion respectively. The decrease of 12.1% for the year ended December 31, 2013 is primarily due to decreased direct written premiums in the fourth quarter of 2013 as a result of the rating downgrades and increased ceded premiums due to new multi-line quota share reinsurance agreements. The Company entered into (i) a new homeowners quota share reinsurance treaty effective January 1, 2013, (ii) the previously disclosed reinsurance treaties with Arch and Hannover in the third quarter of 2013, and (iii) a further homeowners treaty in the fourth quarter of 2013. In 2013, the Company increased its homeowner’s reinsurance to reduce property exposure concentrated in the Northeast region of the U.S, and entered into the Arch and Hannover treaties to provide for surplus enhancement and improve certain financial leverage ratios, while increasing the Company’s financial flexibility.

Commission and fee income. Commission and fee income, comprised of ceding commission revenue, insurance services revenue and policy billing fees, increased by $46.5 million for the year ended December 31, 2013 compared to the prior year. The increase is due primarily to ceding commission revenue earned on the new 2013 reinsurance quota share treaties.

Net investment income and net realized gains (losses). For the year ended December 31, 2013, net investment income decreased $18.0 million or 14.1% compared to 2012. Net investment income in 2013 decreased primarily due to a declining invested asset base and lower reinvestment rates from the prior year. Invested assets declined by approximately $702 million in 2013 due mostly to increased cash needs that arose from funding several large reinsurance contracts and increased collateral requirements that were triggered when the Company was downgraded by A.M. Best. The pre-tax yield at amortized cost was 3.46% at December 31, 2013 as compared to 3.98% at December 31, 2012.

For the year ended December 31, 2013 and 2012, OTTI losses of $13.4 million and $9.6 million, respectively, were recorded in net income. The OTTI for the year ended December 31, 2013 is related mostly to securities in the Company’s equity security portfolio.

Net realized investment gains (losses) for the year ended December 31, 2013 and 2012 were $25.0 million and $25.5 million, respectively. These gains and losses are a function of individual securities selected for sale when cash needs arise in the ordinary course of business or when market dictates disposals pursuant to our investment policy.

Income earned on the equity method investment in Canopius Group is included as separate component in the income statement rather than as a component of investment income. For the years ended December 31, 2013 and 2012, earnings on this equity investment represented a gain of $7.0 million, and a loss of $1.5 million, respectively. The Company acquired its investment in Canopius Group in the third quarter of 2012, and, accordingly, recorded no earnings or loss for the three and nine months ended September 30, 2012. On December 13, 2013, Tower sold its 10.7% investment in Canopius Group.

Loss and loss adjustment expenses. The consolidated net loss ratio, which includes the Reciprocal Exchanges, was 100.5% and 73.4% for the years ended December 31, 2013 and 2012, respectively. Excluding the Reciprocal Exchanges, the net loss ratio was 103.9% and 74.1% for the years ended December 31, 2013 and 2012, respectively. The Reciprocal Exchanges’ net loss ratio was 71.3% and 66.7% for the years ended December 31, 2013 and 2012, respectively.

Incurred losses and LAE for the year ended December 31, 2013 attributable to insured events of prior years were $538.1 million. Excluding the Reciprocal Exchanges, the incurred losses and LAE from prior accident years were $533.0 million. These prior accident year losses include unfavorable development of $539.8 million in the Commercial Insurance segment, favorable loss development of $5.4 million in the Assumed Reinsurance segment and unfavorable loss development of $3.7 million in the Personal Insurance segment for the year ended December 31, 2013. The favorable development of $5.4 million in the Assumed Reinsurance segment includes $19.1 million of favorable development resulting from the release of reserve risk premium. The Reciprocal Exchanges reported $5.1 million of unfavorable loss development for the year ended December 31, 2013.

Incurred losses and LAE for the year ended December 31, 2012 attributable to insured events of prior years were $79.2 million. Excluding the Reciprocal Exchanges, the incurred losses and LAE from prior accident years were $88.1 million. These prior accident year losses included unfavorable loss development of $86.6 million in the Commercial Insurance segment, favorable development of $2.5 million in the Assumed Reinsurance segment and unfavorable loss development of $4.0 million in the Personal Insurance segment for the year ended December 31, 2012. The Reciprocal Exchanges reported $8.9 million of favorable loss development for the year ended December 31, 2012.

Commission and Operating expenses. Operating expenses, which include commission expenses and other operating expenses, were $734.9 million for the year ended December 31, 2013, an increase of 8.6% compared to the prior year. This increase is primarily due to: (i) greater commission expense related primarily to a change in business mix. A larger proportion of earned premiums was from assumed reinsurance which have a higher commission rate compared to direct business, (ii) federal excise tax incurred by the Company on intercompany reinsurance transactions between CastlePoint Re and TRL, (iii) an impairment charge recorded on intangible assets and (iv) an increase in operating expenses related to improving information technology systems and infrastructure. The consolidated gross underwriting expense ratio increased to 34.6% for the year ended December 31, 2013 from 33.4% in the same period in 2012. This increase is due to the decline in gross earned premiums from 2012 to 2013, while commission and operating expenses increased from 2012 to 2013. The Company announced an expense control initiative whereby the Company is completing a workforce reduction affecting approximately 10% of the total employee population.

Acquisition-related transaction costs. Acquisition-related transaction costs for the years ended December 31, 2013 and 2012 were $21.3 million and $9.2 million, respectively. Acquisition–related transaction costs for the year ended December 31, 2013 relate primarily to costs associated with the Canopius Merger Transaction completed on March 13, 2013, and include $11.6 million in compensation expense (of which accelerated vesting of restricted stock was $10.3 million) and $8.7 million in legal and accounting fees. The 2012 expenses related to Tower’s acquisition of its equity interest in Canopius Group and expenses associated with the Canopius Merger Transactions.

Interest expense. Interest expense increased by $1.0 million for the year ended December 31, 2013 compared to 2012. The increase is mainly due to a combination of higher interest rates on our floating rate debt instruments and the accelerated recognition of accrued debt issuance costs that resulted with the termination of the $220 million Bank Facility on December 13, 2013, and the Letter of Credit Facility on December 5, 2013.

Equity in income (loss) of unconsolidated affiliate. Tower recognized a gain of $7.0 million on its 10.7% interest in Canopius Group in 2013. This investment was accounted for under the equity method of accounting. On December 13, 2013, Tower closed a sale of all of the shares of the capital stock of Canopius Group owned by Tower. The initial sale price was $69.7 million (£42.5 million), which has been paid in full to Tower. In addition, it was agreed that, if a legally binding contract for the sale or other transfer of shares representing a majority of the voting power of Canopius Group is entered into within six months after the date of the stock purchase agreement between the third party and Tower, a further cash payment would be made to Tower. This additional cash payment would be equivalent to the excess, if any, of (1) one-third of the difference between the amount in British pound sterling paid for the shares previously owned by Tower in such sale and £40.6 million (plus Tower’s share of expenses of such sale), minus (2) £1.95 million (the “Additional Payment”). On December 18, 2013, NKSJ Holdings announced that it had entered into an agreement, through its insurance subsidiary Sompo Japan Insurance, Inc. to purchase 100% of the shares of Canopius Group. The $7.0 million represents the excess of the $69.7 million and the fair value of the Additional Payment over the carrying value of the 10.7% investment.

In 2012, Tower recognized a loss of $1.5 million relating to its equity method investment in Canopius Group. The Company records this investment on a one quarter lag (updated for significant events in the lag period). The loss is attributable to income incurred by Canopius Group in the third quarter of 2012 offset by fourth quarter 2012 losses associated with Superstorm Sandy claims.

Goodwill and Fixed Asset Impairment. For the year ended December 31, 2013, the Company recorded $271.4 million to impair goodwill and $125.8 million to impair fixed assets. The impairment charges were the result of the significant reserve development and rating agency downgrades in 2013 and their effects on the estimated fair value of each of the reporting units and fixed asset valuations.

Other. On August 19, 2013, Tower terminated an agreement to acquire American Safety Reinsurance, Ltd. (“ASRe”). Tower previously announced entering into an agreement to acquire ASRe, the Bermuda-based reinsurance subsidiary of American Safety Insurance Holdings, Ltd. from Fairfax Financial Holdings Limited. Tower received $5 million in exchange for the termination of such agreements.

Income tax expense. Tower pays federal income tax on its U.S. taxed insurance subsidiaries.

For the year ended December 31, 2013, Tower, excluding the Reciprocal Exchanges, had pre-tax losses of $901.4 million. These losses resulted in net operating loss carryforwards of $161.9 million as of December 31, 2013. In addition, Tower had net deferred tax assets, before any valuation allowances, of $265.0 million.

Management, in its judgment, concluded that a full valuation allowance was required for the net deferred tax assets after its consideration of the cumulative three-year pre-tax loss in its U.S. taxed subsidiaries resulting from certain 2013 events and the 2012 pre-tax loss of $61.3 million. In 2013, Tower had $325.6 million of prior year adverse reserve development, of which $149.7 million was recorded in Tower’s U.S. taxed subsidiaries. Management believes that the negative evidence associated with the realizability of its net deferred tax asset (including the cumulative three-year pre-tax loss, the prior year adverse reserve development, and the effects of Hurricane Irene in 2011 and Superstorm Sandy in 2012) outweighed the positive evidence that the deferred tax assets, including the net operating carryforward would be realized, and subsequently recorded the full valuation allowance.

For the year ended December 31, 2013, Tower recorded a full valuation allowance of which $240.6 million was recorded through income tax expense in the statement of operations and $32.5 million was recorded as a direct reduction to shareholders’ equity ($33.7 million in accumulated other comprehensive income and $(1.2) million in additional paid in capital). Tower’s effective tax rate of (1.0)% and 47.7% for the years ended December 31, 2013 and 2012, respectively, reflect the impact of recording the valuation allowance.

The Reciprocal Exchanges had pre-tax income (loss) for the years ended December 31, 2013 and 2012 of $(20.8) million and $0.3 million, respectively. A full valuation had previously been recorded on the Reciprocal Exchanges. The Reciprocal Exchanges’ valuation allowance as of December 31, 2013 was $17.6 million.

Net income (loss) and return on average equity. Net income (loss) and annualized return on average equity attributable to Tower Group International, Ltd. were ($942.6) million and (157.2%) for the year ended December 31, 2013 compared to ($34.2) million and (3.4%) for the year ended December 31, 2012. The return on average equity is calculated by dividing net income (loss) by average shareholders’ equity. Average shareholders’ equity was $599.5 million and $1,001.7 million at December 31, 2013 and 2012, respectively. The increase in net loss and decrease in annualized return on equity for the years ended December 31, 2013 compared to the prior year is primarily due to the prior year loss reserve development and a $397.2 million goodwill and fixed asset impairment change, as discussed above.

Consolidated Results of Operations 2012 Compared to 2011

Total revenues. Total revenues increased by 8.3% for the year ended December 31, 2012 as compared to 2011, primarily due to increased net premiums earned.

Premiums earned. Net premiums earned for the years ended December 31, 2012 and 2011 were $1.7 billion and $1.6 billion respectively. The increase of 8.0% for the year ended December 31, 2012 is primarily a result of increased premiums from Tower’s assumed reinsurance business, offset by an increase in ceded premiums in 2012. Ceded premiums increased in 2012 due primarily to the reinstatement premium on the Company’s catastrophe reinsurance program as a result of Superstorm Sandy

Commission and fee income. Commission and fee income, comprised of ceding commission revenue, insurance services revenue and policy billing fees, increased by $2.3 million for the year ended December 31, 2012, compared to the prior year. The increase is due to additional policy billing fees and an increase in fees earned by our managing general agencies.

Net investment income and net realized gains (losses). Net investment income increased 0.5% for the year ended December 31, 2012 compared to 2011. Net investment income was comparable to the prior year period as average cash and invested assets were relatively constant for the year ended December 31, 2012 as compared to 2011. Operating cash invested in fixed income securities in 2012 and in 2011 has been affected by an extended low interest rate environment. Investments in high-yield securities, dividend paying equity securities and in alternative investments continue to be made to help maintain overall portfolio yield and to partially mitigate the impact of the lower interest rate environment.

The Company had net realized investment gains of $25.5 million for the year ended December 31, 2012 compared to gains of $9.4 million in 2011. OTTI losses recorded in earnings for the year ended December 31, 2012 were $9.6 million, an increase from $3.2 million of OTTI losses recorded for 2011. $8.3 million of the 2012 OTTI losses were in the equity portfolio and $1.3 million were in the bond portfolio. These gains and losses were a function of individual securities selected for sale when cash needs arose in the ordinary course of business or general duration management and portfolio rebalancing activity as dictated in our investment policy statement. The increase in gains in 2012 is primarily due to sales of fixed income and equity securities in the fourth quarter of 2012 to provide liquidity for claims payments associated with Superstorm Sandy.

Loss and loss adjustment expenses. The consolidated net loss ratio, which includes the Reciprocal Exchanges, was 73.4% and 67.6% for the years ended December 31, 2012 and 2011, respectively. Excluding the Reciprocal Exchanges, the net loss ratio was 74.1% and 69.1% for the years ended December 31, 2012 and 2011, respectively. Severe weather losses, primarily from Superstorm Sandy, added 7.3 points and 5.3 points, respectively, to the loss ratio excluding the Reciprocal Exchanges in 2012 and 2011.

Excluding the Reciprocal Exchanges, there was a reserve increase of $88.1 million for the year ended December 31, 2012 comprised of a reserve increase in Personal Insurance of $4.0 million and a reserve increase in Commercial Insurance of $86.6 million and a reserve decrease in Assumed Reinsurance of $2.5 million.

Operating expenses. Operating expenses, which include direct and ceding commission expenses and other operating expenses, were $676.8 million for year ended December 31, 2012, compared to $594.7 million for the year ended December 31, 2011 representing an increase of 13.8%. This increase is primarily due to: (i) increased business production, including more assumed premiums written which have a higher commission rate compared to direct premiums written, (ii) the Company’s ongoing efforts to build-out our information technology infrastructure to support our policy administration and claims processing needs, and (iii) a $2.9 million after-tax charge attributable to a legal settlement with Munich Reinsurance America, Inc. (“Munich Re”).

The consolidated gross underwriting expense ratio increased to 33.9% for the year ended December 31, 2012 from 32.6% in the same period in 2011. The commission portion of the gross underwriting expense ratio increased to 18.5% for the year ended December 31, 2012 compared to 17.3% in 2011. This increase is attributed to the increase in assumed reinsurance business written, as noted above, as assumed reinsurance has a significantly higher commission rate than direct written policies. The gross OUE ratio was 15.4% for the year ended December 31, 2012 compared to 15.2% for the prior year.

Acquisition-related transaction costs. Acquisition-related transaction costs for the year ended 2012 were $9.2 million and relate primarily to the acquisition of our equity interest in Canopius Group and expenses associated with the Canopius Merger Transactions. These costs were negligible for 2011.

Interest expense. Interest expense decreased by $1.7 million for the year ended December 31, 2012 compared to 2011. Interest expense declined as payments on certain of our subordinated debentures moved from higher fixed rates to floating rates per the terms of the contracts.

Equity in income (loss) of unconsolidated affiliate. Tower recognized a loss of $1.5 million in 2012 relating to its equity method investment in Canopius Group. The Company records this investment on a one quarter lag (updated for significant events in the lag period). The loss is attributable to income incurred by Canopius Group in the third quarter of 2012 offset by fourth quarter 2012 losses associated with Superstorm Sandy claims.

Income tax expense. Income tax expense was a benefit of $29.1 million in 2012 compared to an expense of $14.1 million in 2011. The change of $43.2 million in income tax expense is directly attributable to the change of pre-tax income from $69.5 million in 2011 to a pre-tax loss of $61.0 million in 2012. The effective income tax rate (including state and local taxes) was 47.7% for the year ended December 31, 2012, compared to 20.2% for 2011. The increase in the effective tax rate in 2012 is related to the permanent income tax adjustments and the movement of a valuation allowance on the Reciprocal Exchanges in 2012, offset by acquisition-related transaction costs which increased the 2012 income tax benefit.

Net income (loss) and return on average equity. Net income (loss) and annualized return on average equity attributable to Tower Group, International, Ltd., were ($34.2) million and (3.4%) for the year ended December 31, 2012 compared to $44.4 million and 4.3% for the year ended December 31, 2011. The return on average equity is calculated by dividing net income (loss) by average shareholders’ equity. Average shareholders’ equity was $1,001.7 million and $1,029.9 million at December 31, 2012 and 2011, respectively.

The net loss in 2012 is primarily due to the reserve increase from Superstorm Sandy discussed above. 2012 net loss included losses of $80.1 million after-tax from Superstorm Sandy, as well as an after-tax reserve increase of $60.7 million recorded in 2012 for accident years 2011 and prior.

Commercial Insurance Segment Results of Operations

	Year Ended December 31,
($ in thousands)	2013	Change	Percent	2012	Change	Percent	2011
Net premiums written	$751,698	$(325,527)	-30.2%	$1,077,225	$(2,451)	-0.2%	$1,079,676
Revenues
Net premiums earned	$931,693	$172,858	-15.6%	$1,104,551	$52,501	5.0%	$1,052,050
Ceding commission revenue	30,115	22,413	291.0%	7,702	(7,084)	-47.9%	14,786
Policy billing fees	5,637	170	3.1%	5,467	1,122	25.8%	4,345
Total revenue	968,362	(149,358)	-13.4%	1,117,720	46,539	4.3%	1,071,181
Expenses
Net loss and loss adjustment expenses	1,185,627	325,920	37.9%	859,707	118,953	16.1%	740,754
Underwriting expenses
Direct commission expenses	202,777	2,843	1.4%	205,620	8,364	4.2%	197,256
Other underwriting expenses	204,131	21,240	11.6%	182,891	27,315	17.6%	155,576
Total underwriting expenses	406,908	18,397	4.7%	388,511	35,679	10.1%	352,832
Underwriting profit (loss)	$(625,090)	$(494,592)	379.0%	$(130,498)	$(108,093)	-482.5%	$(22,405)

					Year Ended December 31,
Ratios					2013	2012	2011
Net calendar year loss and LAE					127.3%	77.8%	70.4%
Net underwriting expenses					39.8%	34.0%	31.7%
Net combined					167.1%	111.8%	102.1%

Commercial Insurance Segment Results of Operations 2013 Compared to 2012

Premiums. Net premiums written for the year ended December 31, 2013 decreased 325.5 million and net premiums earned for the year ended December 31, 2013 decreased $172.9 million compared to 2012. These declines are attributed to a decline in direct written premiums in the fourth quarter of 2013 as a result of the A.M. Best rating downgrades. In addition, ceded premiums increased as a direct result of the Arch and Hannover treaties entered into July 1, 2013 for in force, new and renewal business which accounted for $143.1 million of ceded written premium and $76.8 million of ceded earned premium.

Our renewal retention rate was 56.1% for the year ended December 31, 2013 compared to 64.0% during 2012. The policies-in-force for our commercial business, which is predominantly small business, increased 1.7% as of December 31, 2013 compared to the prior year.

Ceding commission revenue. Ceding commission revenue increased for the year ended December 31, 2013 by $22.4 million compared to 2012 as a result of the aforementioned quota share reinsurance treaties. This increase was offset by a decline in ceding commission revenue attributable to the increase of prior year loss reserves for the year ended December 31, 2013, which resulted in $9.8 million of return commissions to reinsurers on prior year quota share treaties. The Company recognized a $4.2 million return commission for the year ended December 31, 2012

Net loss and loss adjustment expenses. The net calendar year loss ratios were 127.3% and 77.8% for the years ended December 31, 2013 and 2012, respectively. The accident year loss ratios for the years ended December 31, 2013 and 2012 were 69.3% and 70.0%, respectively.

Incurred losses and LAE attributable to insured events of prior years were $539.8 million for the year ended December 31, 2013, which was attributed to increases in ultimate loss estimates from the company’s reserve studies completed during the year which primarily impacted the workers’ compensation, commercial package liability, other liability and commercial auto liability lines of business. Incurred losses and LAE for the year ended December 31, 2012 attributable to insured events of prior years had unfavorable loss development of $86.6 million.

Reserve increases arose primarily from accident years 2008 through 2012 within the workers’ compensation, CMP liability, and other liability lines of business partially offset by a modest amount of favorable loss development from more recent years within the short tail property lines of business. During the second, third and fourth quarters of 2013, the Company recognized that the higher than expected reported loss development it had been experiencing had become a trend. In response to this recognition, the Company continued to update its internal reserve study to respond to higher than expected reported losses and to update the actuarial assumptions within the study. In conjunction with its comprehensive internal reviews, the Company also retained its consulting actuary to perform independent reserve studies.

Underwriting expenses. Underwriting expenses, which include direct commissions and other underwriting expenses, increased by $18.4 million, or 4.7%, for the year ended December 31, 2013 compared to the prior year. The net underwriting expense ratio increased 5.8 percentage points for year ended December 31, 2013 compared to 2012.

The gross underwriting expense ratio was 36.1% for the year ended December 31, 2013 compared to 31.9% for 2012. The commission portion of the gross underwriting expense ratio, which is expressed as a percentage of gross premiums earned, was 18.2% for the year ended December 31, 2013 compared to 17.1% for the prior year. The OUE ratio, including boards, bureaus and taxes (“BB&T”), was 17.8% for the year ended December 31, 2013 compared to 14.8% for 2012. The increases in the OUE and OUE ratios are due to (i) impairment charges recorded on the customer relationship intangible assets and (ii) increased costs associated with improving information technology systems and infrastructure.

Underwriting profit (loss) and combined ratio. The net combined ratio for the year ended December 31, 2013 was 167.1% compared to 111.8% for 2012. The increase in the combined ratio is driven primarily by the increase in loss reserves, as discussed above, and increase in the OUE expenses, and decline in net earned premiums.

Commercial Insurance Segment Results of Operations 2012 Compared to 2011

Premiums. Net premiums written for the year ended December 31, 2012 decreased $2.5 million and net premiums earned for the year ended December 31, 2012 increased $52.5 million compared to 2011.

Gross premiums written for the year ended December 31, 2012 were $1,179.4 million as compared to $1,152.4 million during the same period in 2011. The increase of $27.0 million is primarily attributed to our growth in programs. Gross premiums earned were $1,201.9 million as compared to $1,142.5 million during 2011.

Ceded premiums written for the year ended December 31, 2012 were $102.2 million compared to $72.7 million for the prior year. Ceded premiums earned were $97.3 million compared to $90.4 million for the year ended December 31, 2012 compared to the same period in 2011. The increase in ceded premiums written in 2012 is attributable primarily (i) to increased written premiums on certain program business which is then reinsured through the quota share treaties and (ii) to the reinstatement premiums on our catastrophe reinsurance program as a result of Superstorm Sandy. In addition, the Company’s catastrophe reinsurance premiums increased in 2012 compared to 2011.

The Company’s renewal retention rate was 64.0% for the year ended December 31, 2012 compared to 65.2% during the prior year. Premiums on renewed commercial business, other than programs, increased 4.5% in 2012. Excluding programs, policies in-force for our commercial business increased 1.0% as of December 31, 2012 from December 31, 2011.

Ceding commission revenue. Ceding commission revenue decreased for the year ended December 31, 2012 by $7.1 million compared 2011. This was primarily due to a change in loss ratio on a prior year’s quota share treaty which reduced ceding commission revenue by $4.2 million during the year ended December 31, 2012 compared to the prior year and also as a result of the non-renewal of our liability quota share contract.

Net loss and loss adjustment expenses. The net calendar year loss ratios were 77.8% and 70.4% for the years ended December 31, 2012 and 2011, respectively. The accident year loss ratios for the years ended December 31, 2012 and 2011 were 70% and 63.9%, respectively.

For the year ended December 31, 2012, the Company incurred net losses of $45.7 million relating to the Superstorm Sandy. Excluding the effects of Superstorm Sandy, the net loss ratio would have been 73.7% for the year ended December 31, 2012. For the year ended December 31, 2011, the Company incurred net losses of $31.5 million relating to Hurricane Irene and other severe weather events. Excluding the effects of these storms, the net loss ratio was 67.4% for the year ended December 31, 2011.

Management’s estimates of prior years’ loss and loss expenses increased $86.6 million for the year ended December 31, 2012. This increase in prior accident year loss and loss expense was the result of a comprehensive review of its loss reserves completed in the second quarter of 2012 and an updated analysis during the third quarter as well as recent loss emergence that occurred during the fourth quarter.

Underwriting expenses. Underwriting expenses, which include direct commissions and other underwriting expenses, increased by $35.7 million, or 10.1%, for the year ended December 31, 2012, respectively, compared to 2011. The net underwriting expense ratio increased 2.3 percentage points for year ended December 31, 2012 compared to 2011.

The gross underwriting expense ratio for the year ended December 31, 2012 was 31.9% compared to 30.5% in 2011. The commission portion of the gross underwriting expense ratio, which is expressed as a percentage of gross premiums earned, was

17.1% for the year ended December 31, 2012 compared to 17.3% in 2011. The decrease is primarily due to the assumed reinsurance business which has a higher commission ratio. The OUE ratio, including BB&T, was 14.8% for the year ended December 31, 2012 compared to 13.2% for 2011. The increase in the OUE ratio is primarily a result of ongoing efforts by us to build-out our information technology infrastructure to support our policy administration and claims processing needs.

Underwriting profit (loss) and combined ratio. Underwriting loss increased $108.1 million and the combined ratio increased 9.7 percentage points for the year ended December 31, 2012 compared to the year ended December 31, 2011. The increase in the combined ratio for the twelve months ended December 31, 2012 resulted primarily from the reserve increases the Company recorded in the first and second quarters of 2012 and losses from Superstorm Sandy in the fourth quarter of 2012. Such losses aggregated $34.7 million and increased the calendar year loss ratio by 4.1 percentage points. In 2011, the Company recorded catastrophe and other severe storm losses but to a much lower extent. Such losses aggregated $31.5 million and increased the loss ratio by points in 2011. In addition, as discussed above, the expense ratio increased by 3.0 percentage points from 2011 to 2012.

Assumed Reinsurance Segment Results of Operations

	Year Ended December 31,
($ in thousands)	2013	Change	Percent	2012	Change	Percent	2011
Net premiums written	$82,530	$(65,869)	-44.4%	$148,399	$75,776	104.3%	$72,623
Revenues
Net premiums earned	$116,417	$(3,598)	-3.0%	$120,015	$84,154	234.7%	$35,861
Total revenue	116,417	(3,598)	-3.0%	120,015	84,154	234.7%	35,861
Expenses
Net loss and loss adjustment expenses	41,474	(11,501)	-21.7%	52,975	35,519	203.5%	17,456
Underwriting expenses
Direct commission expenses	49,627	7,045	16.5%	42,582	31,162	272.9%	11,420
Other underwriting expenses	7,879	6,337	411.0%	1,542	1,103	251.3%	439
Total underwriting expenses	57,506	13,382	30.3%	44,124	32,265	272.1%	11,859
Underwriting profit (loss)	$17,437	$(5,479)	-23.9%	$22,916	$16,370	250.1%	$6,456

					Year Ended December 31,
Ratios					2013	2012	2011
Net calendar year loss and LAE					35.6%	44.1%	48.7%
Net underwriting expenses					49.4%	36.8%	33.1%
Net combined					85.0%	80.9%	81.8%

Assumed Reinsurance Segment Results of Operations 2013 Compared to 2012

Premiums. Net premiums written for the year ended December 31, 2013 decreased $65.9 million and net premiums earned for the year ended December 31, 2013 decreased $3.6 million compared to the same period in 2012. In the fourth quarter of 2013, the Company commuted certain of its assumed reinsurance programs, which resulted in a decline in assumed premiums written and assumed premiums earned, compared to 2012.

Net loss and loss adjustment expenses. The net calendar year loss ratios were 35.6% and 44.1% for the year ended December 31, 2013 and 2012, respectively. The accident year loss ratios for the year ended December 31, 2013 and 2012 were 40.2% and 46.2%, respectively. Incurred losses and LAE attributable to insured events of prior years had a favorable loss development of $5.4 million for the year ended December 31, 2013, which were primarily attributed to the reduction in the reserve risk premium associated with the commuted Canopius reserves. Incurred losses and LAE for the year ended December 31, 2012 attributable to insured events of prior years were $2.5 million favorable.

Underwriting expenses. Underwriting expenses, which include assumed commissions and other underwriting expenses, increased by $13.4 million, or 30.3%, for the year ended December 31, 2013, compared to 2012. The net underwriting expense ratio increased 12.6 percentage points for the year ended December 31, 2013 from the prior year.

OUE increased in 2013 compared to 2012 due to the additional operating expenses incurred because of the Canopius Merger Transaction, including the addition of another insurance subsidiary (TRL) and related costs. The gross underwriting expense ratio was 20.8% for the year ended December 31, 2013 compared to 36.7% in 2012. The assumed commission portion of the gross underwriting expense ratio, which is expressed as a percentage of assumed premiums earned, was 18.0% for the year ended December 31, 2013 compared to 35.5% for 2012. The commission expense in 2013 included federal excise tax of $9.8 million on business retroceded from CastlePoint Re to TRL and no such federal excise tax was recorded in 2012. Gross premiums earned increased by 130.0% in 2013 compared to 2012. Ceded written premium increased by $159.7 million as a result of the reinsurance agreements entered into during the third quarter of 2013. The increase in gross written premium is the main cause of the decrease in the gross underwriting expense ratio in 2013 compared to the prior year

Underwriting gain (loss) and combined ratio. Underwriting profit declined $5.5 million and the combined ratio moved unfavorably by 4.1 percentage points for the year ended December 31, 2013 compared to the year ended December 31, 2012. These changes are primarily related to the Company’s decline in net premiums earned offset by the increase in federal excise tax and OUE in 2013 compared to 2012.

Assumed Reinsurance Segment Results of Operations 2012 Compared to 2011

Premiums. Net premiums written for the year ended December 31, 2012 increased $75.8 million and net premiums earned for the year ended December 31, 2011 increased $84.2 million compared to 2011. The increase in the net premiums written and earned in the year ended December 31, 2012 is attributable to Tower management actively increasing its participation in the assumed reinsurance market in 2012.

Net loss and loss adjustment expenses. The net calendar year loss ratios were 44.1% and 48.7% for the years ended December 31, 2012 and 2011, respectively. The accident year loss ratios for the years ended December 31, 2012 and 2011 were 46.2% and 49.1%, respectively. Incurred losses and LAE attributable to insured events of prior years had a favorable loss development of $2.5 million for the year ended December 31, 2012. Incurred losses and LAE for the year ended December 31, 2011 attributable to insured events of prior years were $0.1 million favorable.

Underwriting expenses. Underwriting expenses, which include assumed commissions and other underwriting expenses, increased by $32.3 million and 272.1%, for the year ended December 31, 2012, respectively, compared to 2011. The net underwriting expense ratio increased 3.7 percentage points for the year ended December 31, 2012 from the prior year. The increases in the underwriting expenses are directly attributable to the Tower management’s efforts to actively increase its participation in the assumed reinsurance market in 2012.

The gross underwriting expense ratio was 36.8% the year ended December 31, 2012 compared to 32.8% in the prior year. The assumed commission portion of the gross underwriting expense ratio, which is expressed as a percentage of assumed premiums earned, was 35.5% for the year ended December 31, 2012 compared to 31.6% for 2011.

Underwriting gain (loss) and combined ratio. Underwriting profit increased $16.4 million and the combined ratio improved by 0.9 percentage points for the year ended December 31, 2012 compared to the year ended December 31, 2011. The improvements in underwriting gain and combined ratio are due to the increase in business written in 2012 compared to 2011, and the management actively increasing its participation in the assumed reinsurance market in 2012.

Personal Insurance Segment Results of Operations

	Year Ended December 31,
	2013					2012
($ in thousands)	Tower	Reciprocal Exchanges	Total	Change	Percent	Tower	Reciprocal Exchanges	Total
Net premiums written	$238,560	$159,828	$398,388	$(115,428)	-22.5%	$356,830	$156,986	$513,816
Revenues
Net premiums earned	$303,405	$161,400	$464,805	$(32,493)	-6.5%	$333,638	$163,660	$497,298
Ceding commission revenue	35,508	15,759	51,267	26,634	108.1%	10,069	14,564	24,633
Policy billing fees	6,219	443	6,662	(486)	-6.8%	6,434	714	7,148
Total revenue	345,132	177,602	522,734	(6,345)	-1.2%	350,141	178,938	529,079
Expenses
Net loss and loss adjustment expenses	177,704	115,029	292,733	(58,343)	-16.6%	241,858	109,218	351,076
Underwriting expenses
Direct commission expenses	79,147	33,480	112,627	1,522	1.4%	76,738	34,367	111,105
Other underwriting expenses	82,198	54,954	137,152	19,968	17.0%	62,995	54,189	117,184
Total underwriting expenses	161,345	88,434	249,779	21,490	9.4%	139,733	88,556	228,289
Underwriting profit (loss)	$6,083	$(25,861)	$(19,778)	$30,508	-60.7%	$(31,450)	$(18,836)	$(50,286)

Ratios
Net calendar year loss and LAE	58.6%	71.3%	63.0%			72.5%	66.7%	70.6%
Net underwriting expenses	39.4%	44.8%	41.3%			36.9%	44.8%	39.5%
Net combined	98.0%	116.1%	104.3%			109.4%	111.5%	110.1%
Personal Insurance Segment Results of Operations 2013 Compared to 2012

Premiums. Net premiums written for the year ended December 31, 2013 decreased $115.4 million and net premiums earned for the year ended December 31, 2013 decreased $32.5 million, compared to the year ended December 31, 2012. The decrease in net premiums written is attributed to an increase in reinsurance purchased in 2013. The Company entered into two new homeowners quota share reinsurance treaties effective January 1, 2013 and November 1, 2013 both of which included an unearned premium portfolio. The effects of the new homeowners quota share treaty will reduce the net earned premiums over time as the ceded written premiums are earned over the life of the policies.

Personal lines renewal retention rate was 86.9% and 89.3% for the years ended December 31, 2013 and 2012, respectively. Written premiums on renewed business increased by 4.5% and 0.1% for the years ended December 31, 2013 and 2012, respectively. Policies-in-force increased 2.4% as of December 31, 2013 compared to December 31, 2012.

Ceding commission revenue. Ceding commission revenue increased for the year ended December 31, 2013 by $26.6 million compared to the year ended December 31, 2012. The increase was the result of the new homeowners quota share reinsurance treaties.

Net loss and loss adjustment expenses. For Personal Insurance, including the Reciprocal Exchanges, the net calendar year loss ratios were 63.0% and 70.6% for the years ended December 31, 2013 and 2012, respectively. The accident year loss ratios for the years ended December 31, 2013 and 2012 were 62.2% and 71.6%, respectively. Estimates of prior accident year loss and loss expenses increased by $3.7 million for the year ended December 31, 2013, and decreased by $4.9 million for the year ended December 31, 2012.

For Tower personal lines, excluding the Reciprocal Exchanges, the net calendar year loss ratios were 58.6% and 72.5% for the years ended December 31, 2013 and 2012, respectively. The accident year loss ratios for the years ended December 31, 2013 and 2012 were 59.0% and 71.3%, respectively. Estimates of prior accident year loss and loss expenses decreased by $1.4 million for the year ended December 31, 2013, compared to an increase of $4.0 million for the year ended December 31, 2012.

The Reciprocal Exchanges’ net calendar year loss ratios were 71.3% and 66.7% for the years ended December 31, 2013 and 2012, respectively. The accident year loss ratios for the years ended December 31, 2013 and 2012 were 68.1% and 72.2%, respectively. Estimates of prior accident year loss and loss adjustment expenses increased by $5.1 million for the year ended December 31, 2013, and decreased by $8.9 million for the year ended December 31, 2012.

Underwriting expenses. Underwriting expenses, which include direct commissions and other underwriting expenses, increased by $21.5 million, or 9.4% for the year ended December 31, 2013 compared to the year ended December 31, 2012. The net underwriting expense ratio increased 1.8 percentage points from 2013 to 2012. The increase in underwriting expenses is related to impairment charges recorded on customer relationship intangible assets and an increase in operating expense relating to improving information technology systems and infrastructure.

The gross underwriting expense ratio was 38.2% and 35.6% for the years ended December 31, 2013 and 2012, respectively. The commission portion of the gross underwriting expense ratio, which is expressed as a percentage of gross premiums earned, was 17.7% for the year ended December 31, 2013 compared to 17.9% for 2012. The gross OUE ratio, which includes BB&T, was 20.5% for the year ended December 31, 2013 compared 17.7% for the prior year.

Underwriting profit (loss) and combined ratio. Underwriting loss decreased $30.5 million and the combined ratio improved 5.8 percentage points for the year ended December 31, 2013 compared to the year ended December 31, 2012. The improvements in underwriting loss and combined ratio are due to the 2012 results being impacted by Superstorm Sandy, which occurred in the fourth quarter of 2012. There was no significant hurricane or tropical storm in 2013.

	Year Ended December 31,
	2012					2011
($ in thousands)	Tower	Reciprocal Exchanges	Total	Change	Percent	Tower	Reciprocal Exchanges	Total
Net premiums written	$356,830	$156,986	$513,816	27,525	$5.7%	$316,854	$169,437	$486,291
Revenues
Net premiums earned	$333,638	$163,660	$497,298	(8,641)	$-1.7%	$318,777	$187,162	$505,939
Ceding commission revenue	10,069	14,564	24,633	5,451	28.4%	12,408	6,774	19,182
Policy billing fees	6,434	714	7,148	959	15.5%	5,616	573	6,189
Total revenue	350,141	178,938	529,079	(2,231)	-0.4%	336,801	194,509	531,310
Expenses
Net loss and loss adjustment expenses	241,858	109,218	351,076	32,301	10.1%	214,355	104,420	318,775
Underwriting expenses
Direct commission expenses	76,738	34,367	111,105	9,955	9.8%	68,609	32,541	101,150
Other underwriting expenses	62,995	54,189	117,184	(129)	-0.1%	65,145	52,168	117,313
Total underwriting expenses	139,733	88,556	228,289	9,826	4.5%	133,754	84,709	218,463
Underwriting profit (loss)	$(31,450)	$(18,836)	$(50,286)	(44,358)	$748.3%	$(11,308)	$5,380	$(5,928)

Ratios
Net calendar year loss and LAE	72.5%	66.7%	70.6%			67.2%	55.8%	63.0%
Net underwriting expenses	36.9%	44.8%	39.5%			36.3%	41.3%	38.2%
Net combined	109.4%	111.5%	110.1%			103.5%	97.1%	101.2%

Personal Insurance Segment Results of Operations 2012 Compared to 2011

Premiums. Net premiums written for the year ended December 31, 2012 increased $27.5 million and net premiums earned for the year ended December 31, 2012 decreased $8.6 million, compared to the year ended December 31, 2012.

Gross premiums written for the year ended December 31, 2012 were $643.2 million as compared to $585.6 million in 2011 for an increase of $57.6 million. This increase is attributed to the acquisition of personal lines renewal rights resulting in $28.8 million of written premium and an increase in homeowners business offset by a decline in mono line automobile policies. Gross premiums earned increased to $621.7 million for the year ended December 31, 2012 from $611.2 million for the year ended December 31, 2011. This increase is due primarily to the renewal rights premiums and increase in homeowners business discussed above offset by a decline in mono line automobile policies.

Ceded premiums written for the year ended December 31, 2012 were $129.4 million, an increase of $30.1 million as compared to $99.3 million in 2011. Ceded premiums earned were $124.4 million for the year ended December 31, 2012 compared to $105.2 million in 2011. The Company reinsures the homeowners and umbrella business obtained from OBPL through a quota share program. The Company also purchased catastrophe reinsurance for certain property business. The increase in ceded premiums written is due to the increase in gross premiums written and to reinstatement premiums on our catastrophe reinsurance program as a result of Superstorm Sandy.

The Company’s personal lines renewal retention was 89.3% and 83.4% for the years ended December 31, 2012 and 2011, respectively. Premiums on renewed personal business increased by 0.1% in 2012 compared to a 5.4% decline in 2011. Policies-in-force decreased by 5.2% at December 31, 2012 as compared to December 31, 2011.

Ceding commission revenue. Ceding commission revenue for the year ended December 31, 2012 increased by $5.5 million compared to 2011. The increase is attributable to the commission revenue earned on the previously mentioned homeowners and umbrella quota share treaties on the OBPL acquired business.

Net loss and loss adjustment expenses. For Personal Insurance, the net calendar year loss ratios were 70.6% and 63.0% for the years ended December 31, 2012 and 2011, respectively. The accident year loss ratios for the years ended December 31, 2012 and 2011 were 71.6% and 76.2%, respectively. Estimates of prior accident year loss and loss expenses decreased by $4.9 million for the year ended December 31, 2012.

For Tower personal lines, excluding the Reciprocal Exchanges, the net calendar year loss ratios were 72.5% and 67.2% for the years ended December 31, 2012 and 2011, respectively. The accident year loss ratios for the years ended December 31, 2012 and 2011 were 71.3% and 76.4%, respectively. There was a reserve increase of $4.0 million for the year ended December 31, 2012, and net favorable loss development of $29.1 million for the year ended December 31, 2011. For the year ended December 31, 2012, the Company recorded $237.8 million of incurred losses, with $42.8 million relating to Superstorm Sandy.

The Reciprocal Exchanges’ net calendar year loss ratios were 66.7% and 55.8% for the years ended December 31, 2012 and 2011, respectively. The accident year loss ratios for the years ended December 31, 2012 and 2011 were 72.2% and 76.0%, respectively. Estimates of prior accident year loss and loss adjustment expenses decreased by $8.9 million for the year ended December 31, 2012. For the year ended December 31, 2012, the Reciprocal Exchanges recorded $9.0 million of losses relating to Superstorm Sandy.

Underwriting expenses. Underwriting expenses, which include direct commissions and other underwriting expenses, increased by $9.8 million, or 4.5% for the year ended December 31, 2012 as compared to the prior year. The net underwriting expense ratio increased 1.3 percentage points from 2011 to 2012.

The gross underwriting expense ratio for the year ended December 31, 2012 was 35.6% compared to 33.6% in 2011. The commission portion of the gross underwriting expense ratio, which is expressed as a percentage of gross premiums earned, was 17.9% for the year ended December 31, 2012 compared to 16.6% for the prior year. The increase in the commission ratio was due to the growth in OBPL business which carries a slightly higher commission rate than the traditional Tower business.

The OUE ratio, including BB&T, was 17.7% for the year ended December 31, 2012 compared 15.6% for 2011.

Underwriting profit and combined ratio. Underwriting profit decreased $44.4 million and the net combined ratio increased 8.9 percentage points for the year ended December 31, 2012 compared to the year ended December 31, 2011. The increase in the combined ratio for the twelve months ended December 31, 2012 resulted primarily from Superstorm Sandy losses in the fourth quarter of 2012. Such losses aggregated $42.8 million and increased the calendar year loss ratio by 12.8 points. These losses were partially offset by favorable prior year loss development of $4.9 million in 2012. For the year ended December 31, 2011, the Company also recorded catastrophe and other severe storm losses. In 2011, such losses aggregated $42.8 million and increased the calendar year loss ratio by 13.4 points. In addition, as discussed above, the expense ratio increased by 1.3 percentage points from 2011 to 2012.

Investments

Portfolio Summary

The following table presents a breakdown of the amortized cost, aggregate fair value and unrealized gains and losses by investment type as of December 31, 2013 and 2012:

	Cost or	Gross	Gross Unrealized Losses			% of
($ in thousands)	Amortized Cost	Unrealized Gains	Less than 12 Months	More than 12 Months	Fair Value	Fair Value
December 31, 2013
U.S. Treasury securities	$370,959	$729	$(7,726)	$-	$363,962	20.7%
U.S. Agency securities	110,362	1,420	(561)	-	111,221	6.3%
Municipal bonds	277,382	7,981	(5,056)	(1,201)	279,106	15.9%
Corporate and other bonds	512,444	19,424	(4,360)	(1,566)	525,942	30.0%
Commercial, residential and asset-backed securities	342,487	23,083	(1,644)	(1,462)	362,464	20.7%
Total fixed-maturity securities	1,613,634	52,637	(19,347)	(4,229)	1,642,695	93.6%
Equity securities	97,708	11,486	(2,313)	(251)	106,630	6.1%
Short-term investments	5,925	-	(28)	-	5,897	0.3%
Total, December 31, 2013	$1,717,267	$64,123	$(21,688)	$(4,480)	$1,755,222	100.0%
Tower	$1,465,039	$56,480	$(19,335)	$(2,034)	$1,500,150
Reciprocal Exchanges	252,228	7,643	(2,353)	(2,446)	255,072
Total, December 31, 2013	$1,717,267	$64,123	$(21,688)	$(4,480)	$1,755,222
December 31, 2012
U.S. Treasury securities	$183,462	$1,500	$(13)	$-	$184,949	7.4%
U.S. Agency securities	98,502	4,351	(76)	-	102,777	4.1%
Municipal bonds	633,373	52,914	(235)	(9)	686,043	27.5%
Corporate and other bonds	698,012	50,807	(1,954)	(200)	746,665	29.9%
Commercial, residential and asset-backed securities	576,837	47,891	(409)	(42)	624,277	25.0%
Total fixed-maturity securities	2,190,186	157,463	(2,687)	(251)	2,344,711	93.9%
Equity securities	149,348	1,683	(4,447)	(326)	146,258	5.9%
Short-term investments	4,749	1	-	-	4,750	0.2%
Total, December 31, 2012	$2,344,283	$159,147	$(7,134)	$(577)	$2,495,719	100.0%
Tower	$2,075,189	$141,614	$(6,732)	$(478)	$2,209,593
Reciprocal Exchanges	269,094	17,533	(402)	(99)	286,126
Total, December 31, 2012	$2,344,283	$159,147	$(7,134)	$(577)	$2,495,719

Other Invested Assets

The following table shows the composition of the other invested assets as of December 31, 2013 and 2012:

($ in thousands)	2013	2012
Limited partnerships, equity method	$46,521	$23,864
Real estate, amortized cost	6,054	7,422
Securities reported under the fair value option	43,580	25,000
Other	-	1,500
Total	$96,155	$57,786

Credit Rating of Fixed-Maturity Securities

The average credit rating of our fixed-maturity securities, using ratings assigned to securities by Standard & Poor’s, was A+ at December 31, 2013 and 2012. The following table shows the ratings distribution of our fixed-maturity portfolio:

	Tower		Reciprocal Exchanges
($ in thousands)	Fair Value	Percentage of Fair Value	Fair Value	Percentage of Fair Value
December 31, 2013
Rating
U.S. Treasury securities	$347,897	25.0%	$16,065	6.4%
AAA	100,429	7.2%	44,157	17.5%
AA	429,975	31.0%	32,617	12.8%
A	229,774	16.5%	75,911	30.1%
BBB	131,596	9.5%	51,028	20.2%
Below BBB	150,475	10.8%	32,771	13.0%
Total	$1,390,146	100.0%	$252,549	100.0%
December 31, 2012
Rating
U.S. Treasury securities	$159,457	7.7%	$25,494	9.1%
AAA	166,982	8.1%	43,114	15.4%
AA	897,692	43.5%	58,425	20.8%
A	383,957	18.6%	85,116	30.3%
BBB	214,024	10.4%	35,364	12.6%
Below BBB	242,036	11.7%	33,050	11.8%
Total	$2,064,148	100.0%	$280,563	100.0%

Fixed Maturity Investments—Time to Maturity

The following table shows the composition of our fixed maturity portfolio by remaining time to maturity at December 31, 2013 and 2012. For securities that are redeemable at the option of the issuer and have a market price that is greater than redemption value, the maturity used for the table below is the earliest redemption date. For securities that are redeemable at the option of the issuer and have a market price that is less than redemption value, the maturity used for the table below is the final maturity date:

	Tower		Reciprocal Exchanges		Total
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
December 31, 2013
Remaining Time to Maturity
Less than one year	$33,305	$33,727	$7,866	$8,021	$41,171	$41,748
One to five years	507,388	513,841	39,469	41,381	546,857	555,222
Five to ten years	459,070	459,251	82,003	81,515	541,073	540,766
More than 10 years	100,977	102,801	41,069	39,693	142,046	142,494
Mortgage and asset-backed securities	263,417	280,526	79,070	81,939	342,487	362,465
Total	$1,364,157	$1,390,146	$249,477	$252,549	$1,613,634	$1,642,695
December 31, 2012
Remaining Time to Maturity
Less than one year	$30,082	$30,614	$2,678	$2,715	$32,760	$33,329
One to five years	489,939	510,523	45,576	47,275	535,515	557,798
Five to ten years	564,556	607,711	76,480	80,009	641,036	687,720
More than 10 years	346,410	379,045	57,628	62,542	404,038	441,587
Mortgage and asset-backed securities	495,249	536,255	81,588	88,022	576,837	624,277
Total	$1,926,236	$2,064,148	$263,950	$280,563	$2,190,186	$2,344,711

Municipal Bonds

As of December 31, 2013, our municipal bonds consisted of state general obligations, municipal general obligations and special revenue bonds. Municipal bonds by state at December 31, 2013 are as follows:

	State General		Municipal General		Special
	Obligations		Obligations		Revenue Bonds		Total
	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair
($ in thousands)	Cost	Value	Cost	Value	Cost	Value	Cost	Value
Texas	$4,364	$4,606	$499	$542	$30,744	$31,726	$35,607	$36,874
New York	4,551	4,551	9,248	9,256	17,271	17,343	31,070	31,150
California	12,583	13,256	14,310	13,294	2,772	2,806	29,665	29,356
New Jersey	-	-	6,938	6,663	7,645	8,136	14,583	14,799
Arizona	4,155	4,400	286	319	8,772	9,184	13,213	13,903
Wisconsin	10,182	10,063	1,427	1,488	250	252	11,859	11,803
Florida	-	-	-	-	10,961	11,594	10,961	11,594
Washington	7,992	7,658	780	850	1,756	1,748	10,528	10,256
Colorado	2,901	3,029	1,810	1,885	4,517	4,445	9,228	9,359
Indiana	-	-	-	-	8,251	8,726	8,251	8,726
Massachusetts	-	-	-	-	8,842	8,656	8,842	8,656
Other	29,040	29,396	33,053	31,245	31,482	31,989	93,575	92,630
Total	$75,768	$76,959	$68,351	$65,542	$133,263	$136,605	$277,382	$279,106

No one jurisdiction within “Other” in the table above exceeded 3% of the total fair value of municipal bonds. As of December 31, 2013, the special revenue bonds are supported primarily by water and sewer utilities, electric utilities, college revenues and highway tolls.

Fair Value Consideration

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (an “exit price”). GAAP establishes a fair value hierarchy that distinguishes between inputs based on market data from independent sources (“observable inputs”) and a reporting entity’s internal assumptions based upon the best information available when external market data are limited or unavailable (“unobservable inputs”). The fair value hierarchy in GAAP prioritizes fair value measurements into three levels based on the nature of the inputs. Quoted prices in active markets for identical assets have the highest priority (“Level 1”), followed by observable inputs other than quoted prices including prices for similar but not identical assets or liabilities (“Level 2”), and unobservable inputs, including the reporting entity’s estimates of the assumption that market participants would use, having the lowest priority (“Level 3”).

As of December 31, 2013, substantially all of the investment portfolio recorded at fair value was priced based upon quoted market prices or other observable inputs. For investments in active markets, we used the quoted market prices provided by the outside pricing services to determine fair value. In circumstances where quoted market prices were unavailable, we used fair value estimates based upon other observable inputs including matrix pricing, benchmark interest rates, market comparables and other relevant inputs. When observable inputs were adjusted to reflect management’s best estimate of fair value, such fair value measurements are considered a lower level measurement in the GAAP fair value hierarchy.

Our process to validate the market prices obtained from the outside pricing sources includes, but is not limited to, periodic evaluation of model pricing methodologies and analytical reviews of certain prices. We also periodically perform testing of the market to determine trading activity, or lack of trading activity, as well as market prices. Several securities sold during the year were “back-tested” (i.e., the sales price is compared to the previous month end reported market price to determine reasonableness of the reported market price).

In certain instances, we deemed it necessary to utilize Level 3 pricing over prices available through pricing services used throughout 2013 and 2012. The ability to observe stable prices and inputs may be reduced for highly-customized an illiquid instruments as currently is the case for certain non-agency residential and commercial mortgage-backed securities and asset-backed securities.

At December 31, 2013, securities with a fair value of $43.6 million included in other invested assets and 1 private convertible bond with a fair value of $3.4 million included in fixed maturity investments were priced in Level 3.

As more fully described in Note 5 to our consolidated financial statements, “Investments—Impairment Review,” we completed a detailed review of all our securities in a continuous loss position, including but not limited to residential and commercial mortgage-backed securities, and concluded that the unrealized losses in these asset classes are the result of a decrease in value due to technical spread widening and broader market sentiment.

“Note 6 – Fair Value Measurements” to the consolidated financial statements provides a description of the valuation methodology utilized to value Level 3 assets, how the valuation methodology is validated and an analysis of the change in fair value of Level 3 assets. As of December 31, 2013, the fair value of Tower Level 3 assets as a percentage of Tower’s total assets carried at fair value was as follows (the Reciprocal Exchanges had no Level 3 assets):

($ in thousands)	Assets Carried at Fair Value at December 31, 2013	Fair Value of Level 3 Assets	Level 3 Assets as a Percentage of Total Assets Carried at Fair Value
Fixed-maturity investments	$1,642,695	$3,426	0.2%
Equity investments	106,630	-	0%
Short-term investments	5,897	-	0%
Total investments available for sale	$1,755,222	$3,426	0.2%
Other invested assets	43,580	43,580	100%
Cash and cash equivalents	293,898	-	0%
Other Assets	9,343	9,343	100%
Total	$2,102,043	$56,349	2.7%

(1) $43.6 million of the $95.8 million Other invested assets reported on the consolidated balance sheet at December 31, 2013 is reported at fair value. The remaining $52.2 million of Other invested assets is reported under the equity method of accounting or at amortized cost.

Unrealized Losses

The fair value of our fixed maturity portfolio is directly affected by changes in interest rates and credit spreads. We regularly review both our fixed-maturity and equity portfolios to evaluate the necessity of recording impairment losses for other-than temporary declines in the fair value of investments.

For those fixed-maturity investments deemed not to be in an OTTI position, we believe that the gross unrealized investment loss was primarily caused by a spread widening in the capital markets. We expect cash flows from operations and investment maturities to be sufficient to meet our liquidity requirements and, therefore, we do not intend to sell these fixed maturity securities and we do not believe that we will be required to sell these securities before recovering their cost basis. For equity securities not considered OTTI, we believe we have the ability to hold these investments until a recovery of fair value to our cost basis. A substantial portion of the unrealized loss relating to the mortgage-backed securities is the result of a spread widening in the market that we believe to be temporary.

The following table presents information regarding our invested assets that were in an unrealized loss position at December 31, 2013 and 2012 by amount of time in a continuous unrealized loss position:

	Less than 12 Months		12 Months or Longer		Total
	Fair	Unrealized	Fair	Unrealized	Aggregate	Unrealized
($ in thousands)	Value	Losses	Value	Losses	Fair Value	Losses
December 31, 2013
U.S. Treasury securities	$273,217	$(7,726)	$-	$-	$273,217	$(7,726)
U.S. Agency securities	51,808	(561)	-	-	51,808	(561)
Municipal bonds	109,345	(5,056)	4,268	(1,201)	113,613	(6,257)
Corporate and other bonds
Finance	37,811	(1,005)	335	(23)	38,146	(1,028)
Industrial	124,869	(2,550)	10,023	(458)	134,892	(3,008)
Utilities	27,698	(805)	7,292	(1,085)	34,990	(1,890)
Commercial mortgage-backed securities	26,469	(597)	20,397	(1,157)	46,866	(1,754)
Residential mortgage-backed securities
Agency backed	37,660	(925)	5,166	(293)	42,826	(1,218)
Non-agency backed	1,027	(19)	182	(12)	1,209	(31)
Asset-backed securities	32,461	(103)	-	-	32,461	(103)
Total fixed-maturity securities	722,365	(19,347)	47,663	(4,229)	770,028	(23,576)
Preferred stocks	10,538	(2,285)	6,154	(251)	16,692	(2,536)
Common stocks	7,125	(28)	-	-	7,125	(28)
Short-term investments	3,897	(28)	-	-	3,897	(28)
Total, December 31, 2013	$743,925	$(21,688)	$53,817	$(4,480)	$797,742	$(26,168)
Tower	$663,127	$(19,335)	$23,096	$(2,034)	$686,223	$(21,369)
Reciprocal Exchanges	80,798	(2,353)	30,721	(2,446)	111,519	(4,799)
Total, December 31, 2013	$743,925	$(21,688)	$53,817	$(4,480)	$797,742	$(26,168)

December 31, 2012
U.S. Treasury securities	$44,347	$(13)	$-	$-	$44,347	$(13)
U.S. Agency securities	22,345	(76)	-	-	22,345	(76)
Municipal bonds	21,532	(235)	251	(9)	21,783	(244)
Corporate and other bonds
Finance	16,853	(1,095)		-	16,853	(1,095)
Industrial	53,576	(667)	4,188	(201)	57,764	(868)
Utilities	20,143	(191)	7	-	20,150	(191)
Commercial mortgage-backed securities	23,223	(141)	95	-	23,318	(141)
Residential mortgage-backed securities
Agency backed	59,009	(261)	25	(1)	59,034	(262)
Non-agency backed	815	(6)	588	(28)	1,403	(34)
Asset-backed securities	1,499	(2)	4,232	(12)	5,731	(14)
Total fixed-maturity securities	263,342	(2,687)	9,386	(251)	272,728	(2,938)
Preferred stocks	9,716	(155)	5,724	(326)	15,440	(481)
Common stocks	55,560	(4,292)	-	-	55,560	(4,292)
Total, December 31, 2012	$328,618	$(7,134)	$15,110	$(577)	$343,728	$(7,711)
Tower	$270,609	$(6,732)	$13,338	$(478)	$283,947	$(7,210)
Reciprocal Exchanges	58,009	(402)	1,772	(99)	59,781	(501)
Total, December 31, 2012	$328,618	$(7,134)	$15,110	$(577)	$343,728	$(7,711)

At December 31, 2013, the investments in an unrealized loss position for twelve months or greater were primarily in our corporate industrial bonds and preferred stocks.

The following table stratifies the gross unrealized losses in the portfolio at December 31, 2013, by duration in a loss position and magnitude of the loss as a percentage of the cost or amortized cost of the security:

		Total Gross	Decline of Investment Value
	Fair	Unrealized	>15%	>25%	>50%
($ in thousands)	Value	Losses	Amount	Amount	Amount
Unrealized loss for less than 6 months	$369,429	$(2,699)	$-	$-	$-
Unrealized loss for over 6 months	382,740	(19,498)	(2,308)	-	-
Unrealized loss for over 12 months	38,566	(3,703)	-	(891)	-
Unrealized loss for over 18 months	1,472	(32)	-	-	-
Unrealized loss for over 2 years	5,535	(236)	-	-	-
Total unrealized loss	$797,742	$(26,168)	$(2,308)	$(891)	$-
Tower	$686,223	$(21,369)	$(2,079)	$(567)	$-
Reciprocal Exchanges	111,519	(4,799)	(229)	(324)	-
Total unrealized loss	$797,742	$(26,168)	$(2,308)	$(891)	$-

The following table shows the number of securities, fair value, unrealized loss amount and percentage below amortized cost and the ratio of fair value by security rating as of December 31, 2013:

		Unrealized Loss
			Percent of	Fair Value by Security Rating
	Fair		Amortized					BB or
($ in thousands)	Value	Amount	Cost	AAA	AA	A	BBB	Lower
U.S. Treasury securities	$273,217	$(7,726)	-3%	0%	100%	0%	0%	0%
U.S. Agency securities	51,808	(561)	-1%	0%	100%	0%	0%	0%
Municipal bonds	113,613	(6,257)	-5%	7%	68%	24%	1%	0%
Corporate and other bonds	208,028	(5,926)	-3%	0%	9%	42%	30%	19%
Commercial mortgage-backed securities	46,866	(1,754)	-4%	55%	6%	32%	7%	0%
Residential mortgage-backed securities	44,035	(1,249)	-3%	0%	97%	1%	0%	2%
Asset-backed securities	32,461	(103)	0%	88%	12%	0%	0%	0%
Equities	23,817	(2,564)	-14%	0%	0%	21%	76%	3%
Short-term investments	3,897	(28)	0%	0%	0%	0%	0%	100%

See “Note 5—Investments” in our consolidated financial statements for further information about impairment testing and other-than-temporary impairments.

Corporate and other bonds

The following tables show the fair value and unrealized loss by sector and credit quality rating of our corporate and other bonds in an unrealized loss position at December 31, 2013:

Fair Value	Rating
($ in thousands)	AAA	AA	A	BBB	BB or lower	Fair value
Sector
Industrial	$-	$12,758	$44,565	$48,786	$28,783	$134,892
Finance	-	1,451	21,778	8,974	5,943	38,146
Utilities	-	5,095	20,677	4,650	4,568	34,990
Total fair value	$-	$19,304	$87,020	$62,410	$39,294	$208,028
% of fair value	0%	9%	42%	30%	19%	100%

Unrealized Loss	Rating
($ in thousands)	AAA	AA	A	BBB	BB or lower	Unrealized Loss
Sector
Industrial	$-	$(193)	$(947)	$(1,020)	$(848)	$(3,008)
Finance	-	(91)	(700)	(194)	(43)	(1,028)
Utilities	-	(109)	(908)	(714)	(159)	(1,890)
Total unrealized loss	$-	$(393)	$(2,555)	$(1,928)	$(1,050)	$(5,926)
% of book value	0%	(20%)	(120%)	(90%)	(50%)	(280%)

The majority of our corporate bonds that are in an unrealized loss position are rated below AA. Based on our analysis of these securities and current market conditions, we expect price recovery on these over time, and we have determined that these securities are not other than temporarily impaired as of December 31, 2013.

Total securitized assets

The following tables show the fair value and unrealized loss by credit quality rating and deal origination year of our commercial mortgage-backed, non-agency residential mortgage-backed and asset-backed securities in an unrealized loss position at December 31, 2013:

Fair Value
	Rating
($ in thousands)					BB or	Fair
Deal Origination Year	AAA	AA	A	BBB	Lower	Value
2002 - 2005	$-	$-	$409	$-	$182	$591
2006 - 2008	9,871	-	5,657	-	618	16,146
2009 - 2010	4,057	-	-	-	-	4,057
2011	5,898	-	978	-	-	6,876
2012	4,869	3,993	6,466	3,172	-	18,500
2013	29,628	2,915	1,823	-	-	34,366
Total fair value	$54,323	$6,908	$15,333	$3,172	$800	$80,536
% of fair value	67%	9%	19%	4%	1%	100%

Unrealized losses
	Rating
($ in thousands)					BB or	Unrealized
Deal Origination Year	AAA	AA	A	BBB	Lower	Loss
2002 - 2005	$-	$-	$(5)	$-	$(12)	$(17)
2006 - 2008	(78)	-	(98)	-	(13)	(189)
2009 - 2010	(12)	-	-	-	-	(12)
2011	(435)	-	(7)	-	-	(442)
2012	(73)	(7)	(426)	(287)	-	(793)
2013	(170)	(78)	(187)	-	-	(435)
Total unrealized loss	$(768)	$(85)	$(723)	$(287)	$(25)	$(1,888)
% of book value	(1%)	(0%)	(1%)	(0%)	(0%)	(2%)

Liquidity and Capital Resources

Cash Flows

The primary sources of consolidated cash flows are from the insurance subsidiaries’ gross premiums collected, ceding commissions from quota share reinsurers, loss payments by reinsurers, investment income and proceeds from the sale or maturity of investments. Funds are used by the insurance subsidiaries for loss payments and loss adjustment expenses. The insurance subsidiaries also use funds for ceded premium payments to reinsurers, which are paid on a net basis after subtracting losses paid on reinsured claims and reinsurance commissions on our net business, commissions to producers, salaries and other underwriting expenses as well as to purchase investments, fixed assets and to pay dividends to the Holding Company. The management companies’ primary sources of cash are management fees for acting as the attorneys-in-fact for the Reciprocal Exchanges.

The reconciliation of net income to cash provided from operations is generally influenced by the collection of premiums in advance of paid losses, the timing of reinsurance, issuing company settlements and loss payments.

Cash flow and liquidity are categorized into three sources: (1) operating activities; (2) investing activities; and (3) financing activities, which are shown in the following table:

	Year Ended December 31,
($ in thousands)	2013	2012	2011
Cash provided by (used in):
Operating activities	$(350,043)	$109,333	$82,754
Investing activities	701,306	(100,654)	(111,947)
Financing activities	(141,165)	(31,980)	(3,927)
Net increase (decrease) in cash and cash equivalents	210,098	(23,301)	(33,120)
Cash and cash equivalents, beginning of year	83,800	107,101	140,221
Cash and cash equivalents, end of period	$293,898	$83,800	$107,101

Comparison of Years Ended December 31, 2013 and 2012

For the year ended December 31, 2013, net cash used in operating activities was $350.0 million compared to cash provided by operations of $109.3 million in 2012. This decrease in operating cash flow is largely due to higher ceded premiums in 2013 as compared to 2012. The Company had the following new treaties in 2013 as compared to 2012: (i) $283 million of cash payments made to Southport Re pursuant to the Southport Re Quota Share and Southport Re ADC reinsurance agreements (these treaties were terminated in February 2014, at which time this cash was returned to Tower); (ii) $28 million of cash payments made to other reinsurers pursuant to reinsurance agreements executed in the third and fourth quarters of 2013; and (iii) an increase in loss payments in 2013 associated with Superstorm Sandy, a fourth quarter 2012 event.

Net cash flows provided by investing activities were $701.3 million for the year ended December 31, 2013 compared to net cash flows used in investing activities of $100.7 million for the year ended December 31, 2012. The change in investing cash flows is attributed to the following items: (i) cash from investing activities increased $133.3 million on March 13, 2013 relating to the Canopius Merger Transaction; (ii) in 2013 the Company increased its sale of investment securities to fund the settlement of loss and LAE claims attributable to Superstorm Sandy; (iii) the Company sold securities in the third and fourth quarter of 2013 to generate cash which was paid to reinsurers pursuant to the third and fourth quarter reinsurance agreements; (iv) a $70 million cash inflow for the sale of Tower’s 10.7% investment in Canopius Group in 2013 (Tower had a cash outflow of $75 million in 2012 relating to its acquisition of the Canopius Group investment); and (v) an increase of $97.6 million for the Company’s restricted cash balances relating primarily to “Funds at Lloyd’s” collateral balances for its assumed reinsurance programs.

The net cash flows used in financing activities for the year ended December 31, 2013 are primarily the result of the settlement of the Company’s credit facility for $70 million. In addition, the Company paid dividends of $26 million in 2013. In 2012, the Company had uses of cash for the repurchase of common stock and dividend payments of $21.0 million and $29.1 million, respectively, offset by net cash inflows of $20 million from a drawdown on our credit facility.

Comparison of Years Ended December 31, 2012 and 2011

For the year ended December 31, 2012, net cash provided by operating activities was $109.3 million as compared to $82.8 million for 2011. The increase in operating cash flow in 2012 primarily resulted from the increase in written premiums in 2012. In addition, in the fourth quarter of 2011, Tower’s paid claims increased as a result of Hurricane Irene. In 2012, while Superstorm Sandy increased incurred losses in the fourth quarter of 2012, the majority of claims were paid in 2013.

Net cash flows used in investing activities were $100.7 million for the year ended December 31, 2012 compared to $111.9 million used for the year ended December 31, 2011. The year ended December 31, 2012 and 2011 included an increase to fixed assets of $19.5 million and $53.6 million, respectively, primarily related to the build out of new systems. The remaining cash flows in 2011 relates to the Company’s purchases and sales of fixed-maturity and equity investments. The remaining net cash outflows in 2012 relate primarily to the Company’s $71.5 million investment in Canopius Group and a $35.0 million increase in restricted cash collateral posted for assumed reinsurance business with Lloyd’s of London offset by securities sales to generate cash to pay Superstorm Sandy claims.

The net cash flows used in financing activities for the year ended December 31, 2012 are primarily the result of uses of cash for the repurchase of common stock for $21.0 million and dividends of $29.1 million partially offset by cash inflows from a $20.0 million drawdown of our line of credit. In 2011, the Company had uses of cash for the repurchase of common stock and dividend payments of $64.6 million and $27.9 million, respectively, offset by net cash inflows of $50.0 million from a drawdown on our line of credit and $39.8 million from capital lease financings.

Cash flow needs at the holding company level are primarily for dividends to our shareholders, interest and principal payments on our outstanding debt and payments under the credit facility.

Insurance Subsidiaries

The Company is required to maintain minimum capital and surplus for each of its insurance subsidiaries.

U.S. based insurance companies are required to maintain capital and surplus above Company Action Level, which is a calculated capital and surplus number using a risk-based formula adopted by the state insurance regulators. The basis for this formula is the National Association of Insurance Commissioners’ (“NAIC’s”) risk-based capital (“RBC”) system and is designed to measure the adequacy of a U.S. regulated insurer’s statutory capital and surplus compared to risks inherent in its business. If an insurance entity falls into Company Action Level, its management is required to submit a comprehensive financial plan that identifies the conditions that contributed to the financial condition. This plan must contain proposals to correct the financial problems and provide projections of the financial condition, both with and without the proposed corrections. The plan must also outline the key assumptions underlying the projections and identify the quality of, and problems associated with, the underlying business. Depending on the level of actual capital and surplus in comparison to the Company Action Level, the state insurance regulators could increase their regulatory oversight, restrict the placement of new business, or place the company under regulatory control. Bermuda based insurance entities minimum capital and surplus requirements are calculated from a solvency formula prescribed by the Bermuda Monetary Authority (the “BMA”).

Tower has in place several intercompany reinsurance transactions between its U.S. based insurance subsidiaries and its Bermuda based insurance subsidiaries. The U.S. based insurance subsidiaries have historically reinsured on a quota share basis obligations to CastlePoint Reinsurance Company (“CastlePoint Re”), one of its Bermuda based insurance subsidiaries. The 2013 obligations that CastlePoint Re assumes from the U.S. based insurance subsidiaries are then retroceded to TRL, Tower’s other Bermuda based insurance subsidiary. In addition, CastlePoint Re also entered into a loss portfolio transaction with TRL where its reserves associated with the U.S. insurance subsidiary business for underwriting years prior to 2013 were all transferred to TRL. CastlePoint Re is required to collateralize $648.9 million of its assumed reserves in a reinsurance trust for the benefit of TICNY, the lead pool company of the U.S. insurance companies. On February 5, 2014, the BMA approved the transfer of $167.3 million in unencumbered liquid assets from TRL to CastlePoint Re, allowing CastlePoint Re to increase the funding in the reinsurance trust for the benefit of TICNY. The New York State Department of Financial Services (the “NYDFS”) has confirmed this will be acceptable for the purpose of admitted surplus and capital on TICNY’s 2013 statutory basis financial statements. For the 2013 statutory basis financial statements, CastlePoint Re reported $581.7 million in its reinsurance trust.

Based on RBC calculations as of December 31, 2013, six of Tower’s ten U.S. based insurance subsidiaries have capital and surplus below Company Action Level and do not meet the minimum capital and surplus requirements of their respective state regulators. As a result, management has discussed the ACP Re Merger Agreement and the Cut- Through Reinsurance Agreement and provided its 2014 RBC forecasts to the regulators to document the Company’s business plan to bring two of these U.S based insurance subsidiaries’ capital and surplus levels above Company Action Level.

As a result of the recognition of the ceding commission relating to the Cut-Through Reinsurance Agreements executed with AmTrust and NGHC in January 2014, the U.S. based insurance subsidiaries’ capital and surplus will increase significantly from December 31, 2013 to January 1, 2014, as the U.S. based subsidiaries will transfer a significant portion of their commercial lines unearned premium to a subsidiary of AmTrust and all of their personal lines unearned premiums to a subsidiary of NGHC. Accordingly, as of January 1, 2014, the effect of the Cut-Through Reinsurance Agreements increased the surplus of two of the U.S. based insurance subsidiaries such that their capital and surplus levels exceeded Company Action Level.

In 2013, the NYDFS issued orders for seven of Tower’s insurance subsidiaries, subjecting them to heightened regulatory oversight, which includes providing the NYDFS with increased information with respect to the insurance subsidiaries’ business, operations and financial condition. In addition, the NYDFS has placed limitations on payments and transactions outside the ordinary course of business and material changes in the insurance subsidiaries’ management and related matters. Tower’s management and Board of Directors have held discussions with the NYDFS, and Tower has been complying with the orders and oversight.

On April 21, 2014, the NYDFS issued additional orders for two of Tower’s insurance subsidiaries instructing them to provide plans to address weaknesses in such insurance subsidiaries’ risk based capital levels as shown in their statutory annual financial statements, and imposing further enhanced reporting and prior approval requirements and limitations on writings of new business. On the same date, the NYDFS issued a letter pertaining to one of Tower’s insurance subsidiaries requiring the submission of a plan to address weaknesses in risk based capital levels.

The Massachusetts Division of Insurance (“MDOI”) and Tower management have agreed to certain restrictions on the operations of Tower’s two Massachusetts domiciled insurance subsidiaries. Tower management has agreed to cause these subsidiaries to provide the MDOI with increased information with respect to their business, operations and financial condition, as well as limitations on payments and transactions outside the ordinary course of business and material changes in their management and related matters.

The Maine Bureau of Insurance entered a Corrective Order imposing certain conditions on Maine domestic insurers York Insurance Company of Maine (“YICM”) and North East Insurance Company (“NEIC”). The Corrective Order imposes increased reporting obligations on YICM and NEIC with respect to business operations and financial condition and imposes restrictions on payments or other transfers of assets from YICM and NEIC outside the ordinary course of business.

On April 11, 2014, the New Jersey Department of Banking and Insurance imposed an enhanced reporting requirement on the intercompany transactions involving Tower’s two New Jersey domiciled insurance subsidiaries and Tower’s New Jersey managed insurer. Such companies are now required to submit for prior approval any transactions with affiliates, even transactions that would otherwise not be reportable under the applicable holding company act.

As of December 31, 2013, TRL and CastlePoint Re had capital and surplus that did not meet the minimum solvency requirements of the BMA. Management has discussed the ACP Re Merger Agreement and provided 2014 solvency forecasts to the BMA.

The BMA has issued directives for TRL and CastlePoint Re, subjecting them to heightened regulatory oversight and requiring BMA approval before certain transactions can be executed. Tower has been complying with the directives issued by the BMA.

Other significant events

On November 14, 2013, Tower announced that the Company’s Board of Directors determined it would not declare and pay a dividend to holders of Tower’s common shares in the fourth quarter of 2013.

On December 20, 2013, A.M. Best lowered the financial strength ratings of each of Tower’s insurance subsidiaries from “B++” (Good) to “B” (Fair) (the seventh highest of fifteen rating levels), as well as the issuer credit ratings of each of Tower’s insurance subsidiaries from “bbb” to “bb”. Previously, on October 8, 2013, A.M. Best had downgraded the financial strength rating of each of Tower’s insurance subsidiaries to “B++” (Good) and their respective issuer credit ratings to “bbb” from “a-”. In addition, on December 20, 2013 A.M. Best downgraded the issuer credit rating of TGI as well as the debt rating on its $146.9 million 5.00% senior convertible notes due 2014 (the “Notes”) to “b-” from “bb”. On the same date, A.M. Best also downgraded the financial strength rating of CastlePoint Reinsurance Company, Ltd. (Bermuda) to “B” (Fair) from “B++” (Good) and its issuer credit rating to “bb” from “bbb” and downgraded the issuer credit rating of Tower Group International, Ltd. to “b-” from “bb”. TGI and each of its insurance subsidiaries currently are and will continue to be under review with negative implications pending further discussions between A.M. Best and management. In downgrading Tower’s ratings, A.M. Best stated that its actions “consider the magnitude of the charges taken and the material adverse impact on Tower’s risk-adjusted capitalization, financial leverage, liquidity and coverage ratios,” “consider the reduced financial flexibility [of the Company] given [its] delay in earnings, the decline in shareholder confidence and the corresponding decline in share price” and “reflect the potential for further adverse reserve development, increased competitive challenges and due to the ratings downgrade, potential actions taken by third party reinsurers and lenders.” Following the announcement of the ACP Re merger, on January 10, 2014 A.M. Best maintained the under review status of Tower’s financial strength and issuer credit ratings and revised the implications from “negative” to “developing” for all of these ratings. A.M. Best stated that, “[t]he under review status with developing implications reflects the potential benefits to be garnered from the transaction as well as the potential downside from any additional adverse reserve development and/or any unforeseen events that might transpire up until the close of the transaction…”

On January 2, 2014, Fitch downgraded Tower’s issuer default rating from “B” to “CC” and the insurer strength ratings of its insurance subsidiaries from “BB” to “B”. On October 7, 2013, Fitch downgraded Tower’s issuer default rating to “B” (the sixth highest of 11 such ratings) from “BBB” and the insurer strength ratings of its insurance subsidiaries to “B” (the fifth highest of Fitch Ratings’ nine such ratings) from “A-”. In downgrading such ratings, Fitch stated that it “is concerned that Tower’s competitive position has been materially damaged, negatively impacting the Company’s financial flexibility and ability to write new business” and that “the magnitude of the second quarter charges was large enough to cause several key ratios to fall well outside of previously established ratings downgrade triggers, which resulted in the multi-notch downgrade.” On January 6, 2014, Fitch revised Tower’s rating watch status to “evolving” from “negative” following the ACP Re merger announcement, and stated that “[t]he Evolving Watch reflects that the ratings could go up if the merger closes; however, ratings could be lowered if the merger does not occur and [the Company] is unsuccessful in addressing upcoming debt maturity or if additional reserve deficiencies develop.”

On December 24, 2013, Demotech, Inc. (“Demotech”) announced the withdrawal of its Financial Stability Ratings® (FSRs) assigned to the following insurance subsidiaries: Kodiak Insurance Company, Massachusetts Homeland Insurance Company, Tower Insurance Company of New York and York Insurance Company of Maine. Concurrently, Demotech advised that the FSRs assigned to Adirondack Insurance Exchange, Mountain Valley Indemnity Company, New Jersey Skylands Insurance Association and New Jersey Skylands Insurance Company remain under review.

Previously, on October 7, 2013, Demotech had lowered its rating on TICNY and three other U.S. based insurance subsidiaries (Kodiak Insurance Company, Massachusetts Homeland Insurance Company and York Insurance Company of Maine) from A’ (A prime) to A (A exceptional). In addition, Demotech removed its previous A’ (A prime) rating on six other U.S. based insurance subsidiaries (CastlePoint Florida Insurance Company, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company, North East Insurance Company and Preserver Insurance Company). Demotech also affirmed its A ratings on Adirondack Insurance Exchange, New Jersey Skylands Insurance Association, New Jersey Skylands Insurance Company and Mountain Valley Indemnity Company.

Management expects these rating actions, in combination with other items that have impacted the Company in 2013, to result in a significant decrease in the amount of premiums the insurance subsidiaries are able to write. Direct written premiums were $1,606.2 million for the twelve months ended December 31, 2013. Business written through certain program underwriting agents requires an A.M. Best rating of A- or greater.

In addition, one of Tower’s ceding companies requested as a result of contractual provisions that $26.3 million of additional collateral be provided to support the recoverability of their reinsurance receivable from Tower. The $26.3 million was funded in October 2013. Tower’s U.S. based insurance subsidiaries are also required to post collateral for various statutory purposes, and such requests are received from time to time from various regulatory authorities.

TGI was the obligor under the bank credit facility and is the obligor under the $150 million Convertible Senior Notes (“Notes”) due September 15, 2014. The indebtedness of TGI was (and the Notes are) guaranteed by Tower Group International, Ltd. (“TGIL”) and for purposes of the credit facility was also guaranteed by several of TGIL’s non-insurance subsidiaries.

On December 13, 2013, TGI closed a sale to an investment fund managed by Bregal Capital LLP (Bregal) of all of the shares of the capital stock of Canopius Group owned by TGI. The initial purchase price for the Canopius shares was $69.7 million (£42.5 million), which has been paid in full to TGI. In addition, it was agreed that if a legally binding contract for the sale or other transfer of shares representing a majority of the voting power of Canopius Group is entered into within six months after the date of TGI’s stock purchase agreement with Bregal, a further cash payment would be made by Bregal to TGI. This additional cash payment would be equivalent to the excess, if any, of (1) one-third of the difference between the amount in British pound sterling paid for the shares previously owned by TGI in such sale and £40.6 million (plus TGI’s share of expenses of such sale), minus (2) £1.95 million. TGI purchased its 10.7% equity stake in Canopius Group in August 2012 for $71.5 million. On December 18, 2013, NKSJ Holdings announced that it had entered into an agreement, through its insurance subsidiary Sompo Japan Insurance Inc. to purchase 100% of the shares of Canopius Group.

Using primarily proceeds from the sale, Tower’s wholly-owned subsidiary, Tower Group, Inc., has paid in full the $70.0 million outstanding on its credit facility led by Bank of America, N.A., and the credit facility has been terminated as of December 13, 2013.

The Company’s plan to repay the Notes is related to the closing of the ACP Re Merger Agreement with ACP Re. In the event that the ACP Re Merger Agreement does not close, the Company would evaluate a combination of using proceeds from the sale of assets held at TGI, including but not limited to, renewal rights on its commercial and personal lines of business and certain of its insurance companies to pay down the principal of the Notes. The Company can provide no assurance that it will be successful in finalizing the liquidation of the assets held at TGI or selling certain of its operating assets to satisfy repayment of the Notes.

As of December 31, 2013, there were $235.1 million of subordinated debentures outstanding. The subordinated debentures do not have financial covenants that would cause an acceleration of their stated maturities. The earliest stated maturity date is on a $10 million debenture, with a stated maturity in May 2033. The Company has the ability to defer interest payments on its subordinated debentures for up to twenty quarters.

The merger with ACP Re is expected to close in the summer of 2014, and there are contractual termination rights available to each of Tower and ACP Re under various circumstances. There can be no assurance that the merger will close, or that it will close under the same terms and conditions contained in the ACP Re Merger Agreement. There can be no guarantee that the Company will be able to remedy current statutory capital deficiencies in certain of its insurance subsidiaries or maintain adequate levels of statutory capital in the future.

Consequently, there is substantial doubt about the Company’s ability to continue as a going concern. Should the Company no longer continue to support its capital or liquidity needs, or should the Company be unable to successfully execute the above mentioned initiatives, the above items would have a material adverse effect on its business, results of operations and financial position.

See the Liquidity section in “Note 1 – Nature of Business” to the consolidated financial statements for further discussion on Liquidity and Capital Resources.

Book Value per Common Share

Book value per common share represents Tower Group International, Ltd. shareholders’ equity divided by the number of common shares outstanding. Book value per common share is impacted by, among other factors, our underwriting results, investment returns and share repurchase activity, which has an accretive or dilutive impact on book value per common share depending on the purchase price. (Historical share counts prior to March 13, 2013 have been adjusted for 1.1330 share conversion ratio, as discussed more fully in “Note 3 – Canopius Merger Transaction”.) The decline in book value per common share from December 31, 2012 to December 31, 2013 is primarily a result of the significant loss reserve development, the goodwill and fixed assets impairment charges recorded in the second and third quarters of 2013, and, to a lesser extent, to an immediate reduction from the sale of common stock to third-party investors in connection with the Canopius Merger Transaction. In addition, the decline in the fair value of the Company’s investment portfolio due to changes in interest rates had an unfavorable impact on book value per common share.

	December 31,	December 31,
(in thousands, except per share data)	2013	2012
Calculation of book value per common share:
Tower Group International, Ltd. shareholders’ equity	$95,551	$950,058
Common shares outstanding	57,382	43,514
Book value per common share	$1.67	$21.83

Commitments

The following table summarizes information about contractual obligations and commercial commitments. The minimum payments under these agreements as of December 31, 2013 were as follows:

	Payments due by period
($ in millions)	Total	Less than 1 Year	1-3 Years	4-5 Years	After 5 Years
Subordinated Debentures	$235.1	$-	$-	$-	$235.1
Interest on subordinated debentures and interest rate swaps	198.0	8.9	17.7	17.7	153.7
Convertible senior notes	150.0	150.0	-	-	-
Interest on convertible senior notes	7.5	7.5	-	-	-
Operating lease obligations	76.1	10.5	20.8	18.0	26.8
Capital lease obligation	33.2	12.6	18.2	2.4	-
Gross loss reserves	2,081.3	761.4	1,064.7	202.3	52.9
Limited partnership funding commitments	45.3	35.0	10.3	-	-
Total contractual obligations	$2,826.5	$985.9	$1,131.7	$240.4	$468.5

At various times we have issued trust preferred securities through wholly-owned Delaware statutory business trusts. The trusts used the proceeds of the sale of the trust preferred securities to third-party investors and common trust securities to Tower to purchase junior subordinated debentures from the Company. The terms of the junior subordinated debentures match the terms of the trust preferred securities. Interest on the junior subordinated debentures and the trust preferred securities is payable quarterly. In some cases, the interest rate is fixed for an initial period of five years after issuance and then floats with changes in the London Interbank Offered Rate (“LIBOR”). In other cases the interest rate floats with LIBOR without any initial fixed-rate period. See “Note 13 – Debt” for the principal terms of the subordinated debentures.

We do not consolidate the statutory business trusts for which we hold 100% of the common trust securities because we are not the primary beneficiary of the trusts. Our $7.1 million investment in the common trust securities of the statutory business trusts is reported in Other Assets. We report as a liability the outstanding subordinated debentures issued to the statutory business trusts.

Under the terms for all of the subordinated debentures, an event of default may occur upon:

•	non-payment of interest on the subordinated debentures, unless such non-payment is due to a valid extension of an interest payment period;

•	non-payment of all or any part of the principal of the subordinated debentures;

•	our failure to comply with the covenants or other provisions of the indentures or the subordinated debentures; or

•	bankruptcy or liquidation of us or the trusts.

If an event of default occurs and is continuing, the entire principal and the interest accrued on the affected subordinated debentures and junior subordinated debentures may be declared to be due and payable immediately.

Pursuant to the terms of our subordinated debentures, we and our subsidiaries cannot declare or pay any dividends if we are in default or have elected to defer payments of interest on the subordinated debentures.

In October 2010, TGI effected interest rate swap contracts with $190 million notional on the subordinated debentures. Certain of these subordinated debentures are currently paying a variable interest rate and other subordinated debentures will convert to variable rates over the next year. The interest rate swaps will fix the variable interest payments on the subordinated debentures to rates from 5.1% to 5.9%. The interest rate swaps mature in 2015.

In September 2010, TGI issued $150 million principal amount of 5.0% convertible senior notes (the “Notes”) due September 15, 2014. Interest is being paid semi-annually commencing March 2011. Holders may convert their Notes into cash or common shares, at TGI’s option, at any time on or after March 15, 2014 or earlier under certain circumstances determined by: (i) the market price of the Company’s stock, (ii) the trading price of the Notes, or (iii) the occurrence of specified corporate transactions. Upon conversion, TGI intends to settle its obligation either entirely or partially in cash. The conversion rate was adjusted quarterly while the Company was paying its quarterly dividends. At December 31, 2013 the conversion rate is 41.4269 shares of common stock per $1,000 principal amount of the Notes (equivalent to a conversion price of $24.14 per share), subject to further adjustment upon the occurrence of certain events, including future dividend payments. Additionally, in the event of a fundamental change, the holders may require TGI to repurchase the Notes for a cash price equal to 100% of the principal plus any accrued and unpaid interest.

In May 2010, the Company entered into a $125.0 million credit facility agreement. The credit facility was a revolving credit facility with a letter of credit sublimit of $25.0 million. The credit facility was being used for general corporate purposes. The Company had the option to request that the facility be increased by an amount not to exceed $50.0 million. On February 15, 2012, the Company amended its $125.0 million credit facility by increasing borrowing capacity up to $150 million, extending the maturity out to February 2016, and resetting borrowing fees to more favorable current market terms. The Company had $70.0 million outstanding under the credit facility as of December 31, 2012. On November 26, 2012, the Company further amended its credit facility whereby the lenders provided consent to the proposed merger of TGI with a subsidiary of Canopius Holdings Bermuda Limited. The second amendment also increased the Company’s maximum revolving commitment by $70 million to $220 million upon the effectiveness of the Merger and the satisfaction of certain other conditions set forth in the Second Amendment. On October 11, 2013, the Company amended its credit facility to reduce its capacity from $220 million to $70 million and change its maturity date to May 30, 2014.

On December 13, 2013, TGI paid in full the $70.0 million outstanding on the bank credit facility and the bank credit facility has been terminated. The $70.0 million was provided, primarily, from the sale of Tower’s 10.7% ownership in Canopius Group on December 13, 2013.

The gross loss reserve payments due by period in the table above are based upon the loss and loss expense reserves estimates as of December 31, 2013 and actuarial estimates of expected payout patterns by line of business. As a result, our calculation of loss reserve payments due by period is subject to the same uncertainties associated with determining the level of reserves and to the additional uncertainties arising from the difficulty of predicting when claims (including claims that have not yet been reported to us) will be paid. The projected gross loss payments presented do not include the estimated amounts recoverable from reinsurers that amounted to $570.9 million, which are estimated to be recovered as follows: less than one year, $237.7 million; one to three years, $300 million; four to five years, $26.4 million; and after five years, $6.9 million. The interest on the subordinated debentures is calculated using interest rates in effect at December 31, 2013 for variable rate debentures.

For a discussion of our loss and LAE reserving process, see “Critical Accounting Policies—Loss and LAE Reserves.” Actual payments of losses and loss adjustment expenses by period will vary, perhaps materially, from the above table to the extent that current estimates of loss reserves vary from actual ultimate claims amounts and as a result of variations between expected and actual payout patterns. See “Risk Factors-Risks Related to Our Business - If our actual loss and loss adjustment expense reserves exceed our loss and loss adjustment expense reserves, our financial condition and results of operations could be significantly adversely affected,” for a discussion of the uncertainties associated with estimating loss and LAE expense reserves. The estimated ceded reserves recoverable referred to above also assumes timely reimbursement from our reinsurers. If our reinsurers do not meet their contractual obligations on a timely basis, the payment assumptions presented above could vary materially.

Capital

Our capital resources consist of funds deployed or available to be deployed to support our business operations. At December 31, 2013 and 2012, our capital resources were as follows:

	December 31,
($ in thousands)	2013	2012
Outstanding under credit facility	$-	$70,000
Subordinated debentures	235,058	235,058
Convertible Senior Notes	147,712	144,673
Tower Group International, Ltd. shareholders’ equity	95,551	950,058
Total capitalization	$478,321	$1,399,789
Ratio of debt to total capitalization	80.0%	32.1%

The Company’s total capitalization declined $921.5 million, or 65.8%, from December 31, 2012 to December 31, 2013. This decline is primarily a result of the significant loss reserve development and the goodwill and fixed asset impairment charges recorded in the second and third quarters of 2013 offset by the sale of common stock to third-party investors in connection with the Canopius Merger Transaction. As a consequence, the Company’s ratings have been downgraded by the rating agencies, Tower has seen a significant decline in its production of new and renewal business and various state insurance departments have placed limitations on the activities of the subsidiary insurance companies. See Loss Reserve Increase, Goodwill impairment and deferred tax valuation allowance discussion in the Overview Section of “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” for further detail.

The Company has entered into the ACP Re Merger Agreement to address the reduction in capital. In the event that the ACP Re Merger Agreement does not close, Tower’s production of new and renewal business will continue to be unfavorably impacted. See “Proposed Merger with ACP Re” discussion in the Overview section of “Item 1. Business” for further detail.

The Company had $70 million outstanding as of December 31, 2012 under the credit facility. The Company was in compliance with all covenants contained in the credit facility as of December 31, 2012. On December 13, 2013, TGI paid in full the $70.0 million outstanding on the bank credit facility and the bank credit facility was terminated.

The Company’s plan to repay TGI’s $150 million Convertible Senior Notes (due September 2014) is also related to the closing of the ACP Re Merger Agreement with ACP Re. In the event that the ACP Re Merger Agreement does not close, the Company would evaluate a combination of using proceeds from the sale of assets held at TGI, including but not limited to, renewal rights on its commercial and personal line of business and certain of its insurance companies to pay down the principal of the Notes. The Company can provide no assurance that it will be successful in finalizing the liquidation of the assets held at TGI or selling certain of its operating assets to satisfy repayment of the Notes.

As discussed above in “Liquidity and Capital Resources, Insurance Subsidiaries,” the insurance subsidiaries capital and surplus levels are below Company Action Level at December 31, 2013. There are no guarantees the Company will be able to remedy the capital and surplus deficiencies in certain of these insurance subsidiaries or maintain adequate levels of capital in the future.

Inflation

Property and casualty loss and loss adjustment expense reserves are established before we know the amount of losses and loss adjustment expenses or the extent to which inflation may affect such amounts. We attempt to anticipate the potential impact of inflation in establishing our loss and LAE reserves. Inflation in excess of the levels we have assumed could cause loss and LAE expenses to be higher than we anticipated.

Substantial future increases in inflation could also result in future increases in interest rates, which in turn are likely to result in a decline in the market value of the investment portfolio and cause unrealized losses or reductions in shareholders’ equity.

Adoption of New Accounting Pronouncements

For a discussion of accounting standards, see “Note 2 – Accounting Policies and Basis of Presentation” of Notes to Consolidated Financial Statements.

Item 7A. Quantitative and Qualitative Disclosures about Market Risk

Market risk is the risk that we will incur losses in our investments due to adverse changes in market rates and prices. Market risk is directly influenced by the volatility and liquidity in the market in which the related underlying assets are invested. We believe that we are principally exposed to three types of market risk: changes in interest rates, changes in credit quality of issuers of investment securities, and changes in equity prices.

Interest Rate Risk

Interest rate risk is the risk that we may incur economic losses due to adverse changes in interest rates. The primary market risk to the investment portfolio is interest rate risk associated with investments in fixed-maturity securities, although conditions affecting particular asset classes (such as conditions in the commercial and housing markets that affect commercial and residential mortgage-backed securities) can also be significant sources of market risk. Fluctuations in interest rates have a direct impact on the market valuation of these securities. The fair value of our fixed-maturity securities as of December 31, 2013 was $1.6 billion.

For fixed-maturity securities, short-term liquidity needs and potential liquidity needs for our business are key factors in managing our portfolio. We use modified duration analysis to measure the sensitivity of the fixed income portfolio to changes in interest rates as discussed more fully below under sensitivity analysis.

As of December 31, 2013, we had a total of $235.1 million of outstanding floating rate subordinated debentures underlying our trust preferred securities issued by the statutory business trusts and carrying an interest rate that is determined by reference to market interest rates. In order to reduce the interest rate risk on the subordinated debentures, the Company entered into interest rate swap contracts with Keybank National Association that are designed to convert $190 million of these outstanding borrowings from their respective floating rates to fixed rates ranging from 5.1% to 5.9%. These swaps mature in 2015.

Sensitivity Analysis

Sensitivity analysis is a measurement of potential loss in future earnings, fair values or cash flows of market sensitive instruments resulting from one or more selected hypothetical changes in interest rates and other market rates or prices over a selected time. In our sensitivity analysis model, we select a hypothetical change in market rates that reflects what we believe are reasonably possible near-term changes in those rates. The term “near-term” means a period of time going forward up to one year from the date of the consolidated financial statements. Actual results may differ from the hypothetical change in market rates assumed in this disclosure, especially since this sensitivity analysis does not reflect the results of any action that we may take to mitigate such hypothetical losses in fair value.

In this sensitivity analysis model, we use fair values to measure our potential loss. The sensitivity analysis model includes fixed-maturities, preferred stocks and short-term investments.

For invested assets, we use modified duration modeling to calculate changes in fair values. Durations on invested assets are adjusted for call, put and interest rate reset features. Durations on tax-exempt securities are adjusted for the fact that the yield on such securities is generally less sensitive to changes in interest rates compared to Treasury securities. Invested asset portfolio durations are calculated on a market value weighted basis, including accrued investment income, using holdings as of December 31, 2013.

The following table summarizes the estimated change in fair value on our fixed-maturity portfolio including preferred stocks and short-term investments based on specific changes in interest rates as of December 31, 2013:

Change in interest rate	Estimated Increase (Decrease) in Fair Value (in thousands)	Estimated Percentage Increase (Decrease) in Fair Value
300 basis point rise	$(198,554)	-12.0%
200 basis point rise	(136,745)	-8.2%
100 basis point rise	(70,449)	-4.2%
As of 12/31/13	-	0.0%
100 basis point decline	74,437	4.5%

The sensitivity analysis model used by us produces a predicted pre-tax loss in fair value of market-sensitive instruments of $74.4 million or 4.5% based on a 100 basis point increase in interest rates as of December 31, 2013. This loss amount only reflects the impact of an interest rate increase on the fair value of our fixed-maturity investments.

Interest expense would also be affected by a hypothetical change in interest rates. As of December 31, 2013, the Company had $235.1 million of floating rate debt obligations, of which $190.0 million are hedged through our interest rate swaps. A 100 basis point increase in interest rates would increase annual interest expense by $0.5 million, a 200 basis point increase would increase interest expense by $0.9 million, and a 300 basis point increase would increase interest expense by $1.4 million on the $45.1 million of non-hedged floating rate debt obligations.

With respect to investment income, the most significant assessment of the effects of hypothetical changes in interest rates on investment income would be an adjustment to amortization for mortgage-backed securities. The rates at which the mortgages underlying mortgage-backed securities are prepaid, and therefore the average life of mortgage-backed securities, can vary depending on changes in interest rates (for example, mortgages are prepaid faster and the average life of mortgage-backed securities falls when interest rates decline). The adjustments for changes in amortization, which are based on revised average life assumptions, would have an impact on investment income if a significant portion of our mortgage-backed securities holdings had been purchased at significant discounts or premiums to par value. As of December 31, 2013, the par value of our residential mortgage-backed securities holdings was $105.4 million and the amortized cost of our residential mortgage-backed securities holdings was $93.9 million. This equates to an average price of 89.08% of par, thus an adjustment in accordance with this GAAP guidance would not have a significant effect on investment income.

Credit Risk

Our credit risk is the potential loss in principal resulting from an adverse change in the counter-party’s ability to repay its obligations. We seek to manage credit risk through regular review and analysis of the creditworthiness of all investments and potential investments. However, no assurance can be given that we will achieve our investment goals.

We bear credit risk on our reinsurance recoverables and premiums ceded to reinsurers. To mitigate the credit risk associated with reinsurance recoverables, we secure certain of our reinsurance recoverables by withholding ceded premium and requiring funds to be placed in trust as well as monitoring our reinsurers’ financial condition and rating agency ratings and outlook.

The following table presents the top ten reinsurer groups by reinsurance recoverable and prepaid reinsurance balances at December 31, 2013 and 2012:

		Recoverable on
($ in millions)	A.M. Best Rating	Unpaid Losses	Paid Losses	Prepaid Reinsurance	Total (1)
December 31, 2013
Southport Re (Cayman) Ltd.	NR	$299,600	$48,369	$-	$347,969
Swiss Reinsurance America Corp.	A+	56,726	5,949	717	63,392
Ace Property & Casualty Ins Co	A++	8,958	2,028	45,449	56,435
Hannover Reins (Ireland) Ltd.	A+	20,408	1,381	32,884	54,673
Arch Reins Ltd.	A+	18,739	1,318	33,504	53,561
Endurance Reinsurance Corp of America	A	18,122	2,103	12,183	32,408
OneBeacon Insurance Co.	A	32,150	-	-	32,150
NationsBuilders Insurance Co.	NR	20,876	3,222	4,355	28,453
Lloyd’s Syndicates	A	7,373	2,082	10,627	20,082
Allianz Risk Transfer (Bermuda) Ltd.	A	16,123	1,676	1	17,800
Hannover Rueck SE (fka Hannover Ruck AG)	A+	13,612	97	3,726	17,435
Others		58,173	6,021	43,030	107,274
Total		$570,860	$74,296	$186,476	$831,632
December 31, 2012
Swiss Reinsurance America Corp.	A+	$79,021	$5,324	$103	$84,448
Lloyd’s Syndicates	A	47,335	1,100	8,785	57,220
Allianz Risk Transfer (Bermuda) Ltd.	A	38,837	1,037	1	39,875
OneBeacon Insurance Co.	A	37,803	-	-	37,803
Hannover Ruckversicherungs, AG	A+	21,920	473	3,662	26,055
Endurance Reinsurance Corp of America	A	15,269	1,235	9,121	25,625
Alterra Bermuda Ltd.	A	24,788	15	152	24,955
NationsBuilders Insurance Co.	NR	8,028	1,713	9,241	18,982
Tokio Millennium Re (UK) Ltd.	NR	9,407	1,379	8,156	18,942
Munich Reinsurance America Inc.	A+	15,002	594	-	15,596
Others		162,047	4,739	24,702	191,488
Total		$459,457	$17,609	$63,923	$540,989

(1) For the purposes of evaluating the recoverables in this table, the Company does not include the effect of Tower’s gross premium payable to each of the reinsurers. As of December 31, 2013, the gross premiums payable was $5.3 million.

The following collateral is available to the Company for amounts recoverable from reinsurers as of December 31, 2013 and 2012:

($ in thousands)	A.M. Best Rating	Regulation 114 Trust	Letters of Credit	Funds Held	Total
December 31, 2013
Southport Re (Cayman) Ltd.	NR	$214,024	$-	$118,657	$332,681
Hannover Reins (Ireland) Ltd.	A+	-	13,481	31,316	44,797
Swiss Reinsurance America Corp.	A+	-	-	33,834	33,834
NationsBuilders Insurance Co.	NR	3,937	-	22,679	26,616
Tokio Marine Global Ltd. (fka Tokio Millennium Re (UK) Ltd.)	NR	-	18,690	-	18,690
Markel Bermuda Ltd. (fka Alterra Ins. Ltd.)	A	12,766	3,358	22	16,146
Allianz Risk Transfer (Bermuda) Ltd.	A	-	4,311	11,278	15,589
Amlin AG	A	-	8,885	-	8,885
Arch Reins Ltd.	A+	-	7,660	-	7,660
Lion Insurance Company	A-	7,076	-	-	7,076
Others		11,192	13,138	4,373	28,703
Total		$248,995	$69,523	$222,159	$540,677
December 31, 2012
Swiss Reinsurance America Corp.	A+	$-	$-	$49,466	$49,466
Allianz Risk Transfer (Bermuda) Ltd.	A	-	3,257	26,489	29,746
Tokio Millennium Re (UK) Ltd.	-	-	18,690	-	18,690
Alterra Insurance Ltd.	A	12,853	3,608	-	16,461
NationsBuilders Insurance Co.	-	-	-	15,296	15,296
Amlin AG	A	-	10,462	-	10,462
Lion Insurance Company	-	7,644	-	-	7,644
Others		13,617	20,916	7,330	41,863
Total		$34,114	$56,933	$98,581	$189,628

We also bear credit risk on the premium deposits paid by our policyholders to our producers. Producers collect such premiums and remit them to us within prescribed periods. After receiving a deposit, the insurance subsidiaries’ premiums are directly billed to insureds. In New York State and other jurisdictions, premiums paid to producers by an insured may be considered to have been paid under applicable insurance laws and regulations, and the insured will no longer be liable to us for those amounts, whether or not we have actually received the premium payment from the producer. Consequently, we assume a degree of credit risk associated with producers. Due to the unsettled and fact specific nature of the law, we are unable to quantify our exposure to this risk.

Our interest rate swap contracts contain credit support annex provisions which require Keybank National Association to post collateral if the swap fair values exceed $5 million (asset position). As of December 31, 2013 and 2012, the swaps had a fair value of $6.1 million (liability position) and $9.0 million (liability position), respectively. As of December 31, 2013, $6.3 million collateral had been posted by Tower. As of December 31, 2012, $9.1 million collateral had been posted by Tower.

Equity Risk

Equity risk is the risk that we may incur economic losses due to adverse changes in equity prices. Our equity investment securities are classified as available for sale in accordance with GAAP and carried on the balance sheet at fair value. Our outside investment managers are constantly reviewing the financial health of these issuers. In addition, we perform periodic reviews of these issuers.

Item 8. Financial Statements and Supplementary Data

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Tower Group International, Ltd.

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows present fairly, in all material respects, the financial position of Tower Group International, Ltd. and its subsidiaries at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the index appearing under Item 15(a)(2) present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company did not maintain, in all material respects, effective internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control - Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) because the following material weaknesses in internal control over financial reporting existed at that date. The Company did not maintain effective controls over (i) the monitoring of other control activities, (ii) the loss reserve estimation process, (iii) the premiums receivable account reconciliation, (iv) the impairment process of the long-lived tangible and intangible assets, (v) information technology general controls with respect to segregation of duties, restricted access to programs and data, and change management activities, (vi) the income tax valuation allowance estimation process and (vii) the period-end financial reporting process. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis. The material weaknesses referred to above are described in Management’s Report on Internal Control over Financial Reporting appearing under Item 9A. We considered these material weaknesses in determining the nature, timing, and extent of audit tests applied in our audit of the 2013 consolidated financial statements and our opinion regarding the effectiveness of the Company’s internal control over financial reporting does not affect our opinion on those consolidated financial statements. The Company’s management is responsible for these financial statements and financial statement schedules, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in management’s report referred to above. Our responsibility is to express opinions on these financial statements, on the financial statement schedules, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company experienced significant losses in 2013 that have resulted in regulatory capital deficiencies in several of its insurance subsidiaries and have negatively impacted the Company’s ability to repay its debt obligations due in September 2014. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. We do not express an opinion or any other form of assurance on management’s statement referring to (i) remediation steps to address material weaknesses and (ii) changes in internal control over financial reporting.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 2, 2014

Part I – FINANCIAL INFORMATION

Item 1. Financial Statements

Tower Group International, Ltd.

Consolidated Balance Sheets

	December 31,
($ in thousands, except par value and share amounts)	2013	2012
Assets
Investments - Tower
Available-for-sale investments, at fair value:
Fixed-maturity securities (amortized cost of $1,364,157 and $1,926,236)	$1,390,146	$2,064,148
Equity securities (cost of $94,957 and $144,204)	104,107	140,695
Short-term investments (cost of $5,925 and $4,749)	5,897	4,750
Other invested assets	96,155	57,786
Investments - Reciprocal Exchanges
Available-for-sale investments, at fair value:
Fixed-maturity securities (amortized cost of $249,477 and $263,950)	252,549	280,563
Equity securities (cost of $2,751 and $5,144)	2,523	5,563
Total investments	1,851,377	2,553,505
Cash and cash equivalents (includes $5,684 and $9,782 relating to Reciprocal Exchanges)	293,898	83,800
Investment income receivable (includes $2,325 and $2,610 relating to Reciprocal Exchanges)	17,493	25,332
Investment in unconsolidated affiliate	-	71,894
Premiums receivable (includes $42,348 and $44,285 relating to Reciprocal Exchanges)	309,499	412,045
Reinsurance recoverable on paid losses (includes $1,989 and $682 relating to Reciprocal Exchanges)	68,963	17,609
Reinsurance recoverable on unpaid losses (includes $15,392 and $52,389 relating to Reciprocal Exchanges)	570,860	459,457
Prepaid reinsurance premiums (includes $22,226 and $17,803 relating to Reciprocal Exchanges)	186,476	63,923
Deferred acquisition costs, net (includes $9,611 and $11,364 relating to Reciprocal Exchanges)	95,096	181,198
Intangible assets (includes $6,337 and $6,854 relating to Reciprocal Exchanges)	79,936	106,768
Goodwill	-	241,458
Funds held by reinsured companies	98,816	137,545
Other assets (includes $1,395 and $1,559 relating to Reciprocal Exchanges)	383,131	357,981
Total assets	$3,955,545	$4,712,515
Liabilities
Loss and loss adjustment expenses (includes $107,315 and $135,791 relating to Reciprocal Exchanges)	$2,081,285	$1,895,679
Unearned premium (includes $106,067 and $103,216 relating to Reciprocal Exchanges)	763,112	921,271
Reinsurance balances payable (includes $4,872 and $6,979 relating to Reciprocal Exchanges)	89,820	41,312
Funds held under reinsurance agreements (includes $22 and $500 relating to Reciprocal Exchanges)	222,159	98,581
Other liabilities (includes $17,234 and $21,346 relating to Reciprocal Exchanges)	286,171	296,960
Deferred income taxes (includes $19,181 and $19,719 relating to Reciprocal Exchanges)	29,508	24,763
Debt	382,770	449,731
Total liabilities	3,854,825	3,728,297
Contingencies (Note 17)	-	-
Shareholders’ equity
Common stock ($0.01 par value; 150,000,000 shares authorized, 57,437,157 and 53,048,011 shares issued, and 57,381,686 and 43,513,678 shares outstanding)	574	530
Treasury stock (55,471 and 9,534,333 shares)	(39)	(181,435)
Paid-in-capital	815,119	780,036
Accumulated other comprehensive income	(19,507)	82,756
Retained earnings (accumulated deficit)	(700,596)	268,171
Tower Group International, Ltd. shareholders’ equity	95,551	950,058
Noncontrolling interests	5,169	34,160
Total shareholders’ equity	100,720	984,218
Total liabilities and shareholders’ equity	$3,955,545	$4,712,515

See accompanying notes to the consolidated financial statements.

Tower Group International, Ltd.

Consolidated Statements of Operations

	Year Ended December 31,
(in thousands, except per share amounts)	2013	2012	2011
Revenues
Net premiums earned	$1,512,915	$1,721,864	$1,593,850
Ceding commission revenue	81,382	32,335	33,968
Insurance services revenue	1,150	3,420	1,570
Policy billing fees	12,299	12,615	10,534
Net investment income	109,208	127,165	126,474
Net realized investment gains (losses):
Other-than-temporary impairments	(14,396)	(9,919)	(3,509)
Portion of loss recognized in other comprehensive income	981	286	264
Other net realized investment gains	38,463	35,109	12,639
Total net realized investment gains (losses)	25,048	25,476	9,394
Total revenues	1,742,002	1,922,875	1,775,790
Expenses
Loss and loss adjustment expenses	1,519,834	1,263,758	1,076,986
Commission expense	365,031	359,307	309,826
Other operating expenses	369,893	317,497	284,847
Acquisition-related transaction costs	21,322	9,229	360
Interest expense	33,594	32,630	34,290
Total expenses	2,309,674	1,982,421	1,706,309
Other income (expense)
Equity in income (loss) of unconsolidated affiliate	6,962	(1,470)	-
Goodwill and fixed asset impairment	(397,211)	-	-
Other	5,000	-	-
Income (loss) before income taxes	(952,921)	(61,016)	69,481
Income tax expense (benefit)	8,431	(29,099)	14,051
Net income (loss)	$(961,352)	$(31,917)	$55,430
Less: Net income (loss) attributable to Noncontrolling interests	(18,736)	2,317	10,995
Net income (loss) attributable to Tower Group International, Ltd.	$(942,616)	$(34,234)	$44,435
Earnings (loss) per share attributable to Tower Group International, Ltd. shareholders:
Basic	$(17.37)	$(0.81)	$0.96
Diluted	$(17.37)	$(0.81)	$0.96
Weighted average common shares outstanding:
Basic	54,297	42,902	45,226
Diluted	54,297	42,902	45,337
Dividends declared and paid per common share	$0.50	$0.66	$0.61

See accompanying notes to the consolidated financial statements.

Tower Group International, Ltd.

Consolidated Statements of Comprehensive Income

	Year Ended December 31,
(in thousands)	2013	2012	2011
Net income (loss)	$(961,352)	$(31,917)	$55,430
Other comprehensive income (loss) before tax
Gross unrealized investment holding gains (losses) arising during periods	(89,416)	62,326	50,851
Less: Reclassification adjustment for investment (gains) losses included in net income	(25,048)	(25,476)	(9,394)
Portion of other-than-temporary impairment losses recognized in other comprehensive income	(981)	(286)	(264)
Cumulative translation adjustment	(1,204)	1,852	-
Deferred gain (loss) on cash flow hedge	1,881	(2,422)	(10,541)
Other comprehensive income (loss) before tax	(114,768)	35,994	30,652
Income tax benefit (expense) related to items of other comprehensive income (loss):
Unrealized investment holding gains (losses) arising during periods	-	(22,546)	(9,430)
Reclassification adjustment for (gains) losses included in net income	-	8,917	1,742
Portion of other-than-temporary impairment losses recognized in other comprehensive income	-	100	49
Cumulative translation adjustment	-	(648)	-
Deferred gain (loss) on cash flow hedge	-	571	1,955
Other comprehensive income (loss), net of income tax	(114,768)	22,388	24,968
Comprehensive income (loss)	$(1,076,120)	$(9,529)	$80,398
Less: Comprehensive income (loss) attributable to Noncontrolling interests	(31,241)	5,001	21,189
Comprehensive income (loss) attributable to Tower Group International, Ltd.	$(1,044,879)	$(14,530)	$59,209

See accompanying notes to the consolidated financial statements.

Tower Group International, Ltd.

Consolidated Statements of Changes in Shareholders’ Equity

	Common Stock		Treasury	Paid-in	Accumulated Other Comprehensive	Retained	Noncontrolling	Total Shareholders’
(in thousands)	Shares	Amount	Stock	Capital	Income (loss)	Earnings	Interests	Equity
Balance at December 31, 2010	51,826	$518	$(91,779)	$763,003	$48,279	$314,939	$4,190	$1,039,150
Dividends declared	-	-	-	-	-	(27,894)	-	(27,894)
Stock based compensation	800	8	(1,834)	10,657	-	-	-	8,831
Deferred taxes on stock option activity	-	-	-	(783)	-	-	-	(783)
Repurchase of common stock	-	-	(64,572)	-	-	-	-	(64,572)
Net income	-	-	-	-	-	44,435	10,995	55,430
Other comprehensive income	-	-	-	-	14,774	-	10,194	24,968
Noncontrolling interest in acquired consolidated partnership	-	-	-	-	-	-	2,001	2,001
Balance at December 31, 2011	52,626	$526	$(158,185)	$772,877	$63,053	$331,480	$27,380	$1,037,131
Dividends declared	-	-	-	-	-	(29,075)	-	(29,075)
Stock based compensation	422	4	(2,263)	8,937	-	-	-	6,678
Repurchase of common stock	-	-	(20,987)	-	-	-	-	(20,987)
Net income	-	-	-	-	-	(34,234)	2,317	(31,917)
Transfer of assets to Reciprocal Exchange	-	-	-	(1,778)	-	-	1,778	-
Other comprehensive income	-	-	-	-	19,703	-	2,685	22,388
Balance at December 31, 2012	53,048	$530	$(181,435)	$780,036	$82,756	$268,171	$34,160	$984,218
Dividends declared	-	-	-	-	-	(26,151)	-	(26,151)
Stock based compensation	245	3	(5,892)	14,524	-	-	-	8,635
Merger Transaction with Canopius Bermuda	14,026	140	-	207,207	-	-	-	207,347
Extinguishment of treasury stock in connection with Canopius Merger Transaction	(9,882)	(99)	187,288	(187,189)	-	-	-	-
Termination of convertible senior notes hedge and warrants	-	-	-	541	-	-	-	541
Net income (loss)	-	-	-	-	-	(942,616)	(18,736)	(961,352)
Other comprehensive income (loss)	-	-	-	-	(102,263)	-	(12,505)	(114,768)
Increase in noncontrolling interest in consolidated partnership							2,250	2,250
Balance at December 31, 2013	57,437	$574	$(39)	$815,119	$(19,507)	$(700,596)	$5,169	$100,720
See accompanying notes to the consolidated financial statements.

Tower Group International, Ltd.

Consolidated Statements of Cash Flows

	Year Ended December 31,
($ in thousands)	2013	2012	2011
Cash flows provided by (used in) operating activities:
Net income (loss)	$(961,352)	$(31,917)	$55,430
Adjustments to reconcile net income to net cash provided by (used in) operations:
Gain on investment in acquired unconsolidated affiliate	(6,962)	(1,064)	-
Net realized investment (gains) losses	(25,048)	(25,476)	(9,394)
Depreciation and amortization	29,704	33,609	30,940
Goodwill and fixed asset impairment	397,211	-	-
Intangible asset impairment	21,917	-	-
Amortization of bond premium or discount	10,136	11,447	9,239
Amortization of debt issuance costs	(4,290)	(1,667)	(1,712)
Amortization of restricted stock	13,195	8,247	10,292
Deferred income taxes	4,745	(14,935)	5,847
Changes in operating assets and liabilities:
Investment income receivable	7,839	1,450	(2,912)
Premiums receivable	111,527	4,387	(15,832)
Reinsurance recoverable	305,970	(161,382)	(20,934)
Prepaid reinsurance premiums	29,878	(9,886)	23,590
Deferred acquisition costs, net	91,920	(12,340)	(4,735)
Funds held by reinsured companies	737,548	(67,790)	(66,176)
Other assets	94,528	(43,048)	15,371
Increase (decrease) in liabilities:
Loss and loss adjustment expenses	(445,007)	263,566	21,692
Unearned premium	(337,103)	28,095	21,150
Reinsurance balances payable	41,910	27,116	(14,243)
Funds held under reinsurance agreements	(437,136)	1,855	3,573
Other liabilities	(31,173)	99,066	21,568
Net cash flows provided by (used in) operations	(350,043)	109,333	82,754
Cash flows provided by (used in) investing activities:
Net cash (used in) acquired from acquisitions	133,294	-	2,274
Purchase of fixed assets	(30,880)	(44,951)	(53,568)
Sale of (investment in) unconsolidated affiliate	69,743	(71,512)	-
Purchase - fixed-maturity securities	(1,273,710)	(1,855,590)	(2,019,603)
Purchase - equity securities	(1,258,780)	(1,525,206)	(819,180)
Short-term investments, net	25,844	(4,750)	1,560
Purchase of other invested assets	(39,039)	(13,440)	(42,346)
Sale of fixed-maturity securities	1,730,078	1,813,628	2,032,027
Maturity of fixed-maturity securities	150,975	205,534	-
Sale - equity securities	1,291,343	1,442,225	793,886
Change in restricted cash	(97,562)	(46,592)	(6,997)
Net cash flows provided by (used in) investing activities	701,306	(100,654)	(111,947)
Cash flows provided by (used in) financing activities:
(Payments under) proceeds from capital lease financing	(7,603)	-	39,839
Increase in deposit assets	(35,151)	-	-
Proceeds from credit facility borrowings	-	20,000	67,000
Repayment of credit facility borrowings	(70,000)	-	(17,000)
Noncontrolling interests investment in consolidated partnership	2,250	-	-
Proceeds from convertible senior notes hedge termination	2,380	-	-
Payments for warrants termination	(1,000)	-	-
Issuance of common stock under stock-based compensation programs	2	-	-
Proceeds from share-based payment arrangements	-	345	534
Treasury stock acquired-net employee share-based compensation	(5,892)	(2,263)	(1,834)
Repurchase of Common Stock	-	(20,987)	(64,572)
Dividends paid	(26,151)	(29,075)	(27,894)
Net cash flows provided by (used in) financing activities	(141,165)	(31,980)	(3,927)
Increase (decrease) in cash and cash equivalents	210,098	(23,301)	(33,120)
Cash and cash equivalents, beginning of period	83,800	107,101	140,221
Cash and cash equivalents, end of period	$293,898	$83,800	$107,101
Supplemental disclosures of cash flow information:
Cash paid for income taxes	$-	$-	$3,000
Cash paid for interest	18,494	20,917	25,880

See accompanying notes to the consolidated financial statements.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Note 1—Nature of Business

Tower Group International, Ltd. (the “TGIL”, the Company” or “Tower”) offers a range of commercial, assumed reinsurance and personal property and casualty insurance products and services through its subsidiaries to businesses and to individuals. On March 13, 2013, the Company and Tower Group, Inc. (“TGI”) completed a merger transaction under which the Company, formerly known as Canopius Holdings Bermuda Limited (“Canopius Bermuda”), was re-named Tower Group International, Ltd. and became the ultimate parent company (the “Canopius Merger Transaction”). The Company’s Common Shares (as defined below) are publicly traded on the NASDAQ Global Select Market under the symbol “TWGP”, which was also the symbol of TGI common shares on that exchange prior to the Canopius Merger Transaction. See “Note 3 – Canopius Merger Transaction” for further discussion of the Canopius Merger Transaction and the Company’s succession to TGI as registrant. As stated above, the registrant is deemed to be the successor to Tower Group, Inc. pursuant to Rule 12g-3(a) under the Exchange Act and, following the consummation of the merger described above by the registrant and Tower Group, Inc., the consolidated financial statements of Tower Group, Inc. for the periods through March 13, 2013, closing date of the merger, became the registrant’s consolidated statements for the same periods. Accordingly, as used herein, unless the context requires otherwise, references to “Tower”, the “Company”, “we”, “us”, or “our” (i) with respect to any period, event or occurrence prior to March 13, 2013, are to Tower Group, Inc. and (ii) with respect to any subsequent period, event or occurrence, are to Tower Group International, Ltd., and, in each case include the Company’s insurance subsidiaries, managing general agencies and management companies.

Significant Business Developments and Risks and Uncertainties

Proposed Merger with ACP Re

On January 3, 2014, Tower entered into an Agreement and Plan of Merger (“ACP Re Merger Agreement”) with ACP Re Ltd. (“ACP Re”), and a wholly-owned subsidiary of ACP Re (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions therein, Merger Sub would merge with and into Tower, with Tower as the surviving corporation in the merger and a wholly owned subsidiary of ACP Re. The transaction would close in the summer of 2014, subject to the satisfaction or waiver of the closing conditions contained in the ACP Re Merger Agreement. ACP Re is a Bermuda based reinsurance company. The controlling shareholder of ACP Re is a trust established by the founder of AmTrust Financial Services, Inc. (“AmTrust”), National General Holdings Corporation (“NGHC”) and Maiden Holdings, Ltd.

Notwithstanding any other statement in this Form 10-K or any other document, many of the conditions for closing the ACP Re Merger Agreement remain outstanding and there can be no assurance that they will be satisfied or that the transaction will be consummated or when it may close.

Pursuant to the terms of the ACP Re Merger Agreement, at the effective time of the merger, each outstanding share of Tower’s common stock, par value $0.01 per share (the “Common Shares”), following the settlement of all outstanding equity awards, will be converted into the right to receive $3.00 in cash, with an aggregate value of approximately $172.1 million.

Each of the parties has made representations and warranties in the ACP Re Merger Agreement. Tower has agreed to certain covenants and agreements, including, among others, (i) to conduct its business in the ordinary course of business, consistent with past practice, during the period between the execution of the ACP Re Merger Agreement and the closing of the merger, (ii) not to solicit alternate transactions, subject to a customary “fiduciary out” provision which allows Tower under certain circumstances to provide information to and participate in discussions with third parties with respect to unsolicited alternative acquisition proposals that Tower’s Board of Directors has determined, in its good faith judgment, is appropriate in furtherance of the best interests of Tower, and (iii) to call and hold a special shareholders’ meeting and recommend adoption of the ACP Re Merger Agreement.

Concurrently with the execution of the ACP Re Merger Agreement, several subsidiaries of Tower have entered into two Cut-Through Reinsurance Agreements, pursuant to which a subsidiary of AmTrust and a subsidiary of NGHC will provide 100% quota share reinsurance and a cut-through endorsement to cover all eligible new and renewal commercial and personal lines business, respectively, and at their option, losses incurred on or after January 1, 2014 on not less than 60% of the in-force business. Tower received confirmation on January 16, 2014 from AmTrust and NGHC that they would exercise such option to reinsure on a cut-through basis losses incurred on or after January 1, 2014 under in-force policies with respect to (1) in the case of AmTrust, approximately 65.7% of Tower’s unearned premium reserves as of December 31, 2013 with respect to its ongoing commercial lines business, and (2) in the case of NGHC, 100% of Tower’s unearned premium reserves as of December 31, 2013 with respect to its personal lines segment business. Tower will receive a 20% ceding commission from AmTrust or NGHC on all Tower unearned premiums that are subject to the Cut-Through Reinsurance Agreements and a 22% ceding commission on 2014 ceded premiums.

Concurrently with the execution of the ACP Re Merger Agreement, the controlling shareholder of ACP Re has provided to Tower a guarantee for the payment of the merger consideration, effective upon the closing of the merger.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

The ACP Re Merger Agreement was unanimously approved by the respective Boards of Directors of ACP Re and Tower, and is conditioned, among other things, on: (i) the approval of Tower’s shareholders, (ii) receipt of governmental approvals, including antitrust and insurance regulatory approvals (on January 30, 2014, the Company was granted early termination of the Hart-Scott-Rodino waiting period which requires persons contemplating certain mergers or acquisitions to give the Federal Trade Commission and the Assistant Attorney General advanced notice and to wait designated periods before consummation of such plans), (iii) the absence of any law, order or injunction prohibiting the merger, (iv) the accuracy of each party’s representations and warranties (subject to customary materiality qualifiers), and (v) each party’s compliance with its covenants and agreements contained in the ACP Re Merger Agreement. In addition, ACP Re’s obligation to consummate the merger is subject to the non-occurrence of any material adverse effect on Tower, as well as the absence of any insolvency-related event affecting Tower. The transaction is also conditioned on holders of not more than 15% of Tower’s common stock dissenting to the merger.

There is no financing condition to consummation of the transactions contemplated by the ACP Re Merger Agreement.

The ACP Re Merger Agreement provides certain termination rights for each of Tower and ACP Re, and further provides that upon termination of the ACP Re Merger Agreement, under certain circumstances, Tower will be obligated to reimburse ACP Re for certain of its transaction expenses, subject to a cap of $2 million, and to pay ACP Re a termination fee of $8.18 million, net of any transaction expenses it has reimbursed.

Michael H. Lee, the former Chairman, President and Chief Executive Officer of Tower, who beneficially owns approximately 4.2% of the issued and outstanding common stock of Tower as of January 3, 2014, has entered into a support agreement pursuant to which he has agreed to vote his shares in favor of the merger.

Loss reserve increase, goodwill and fixed asset impairment and deferred tax valuation allowance

Loss and loss adjustment expenses for the twelve months ended December 31, 2013 recorded in the statement of operations included an increase of $533.0 million, excluding the Reciprocal Exchanges relating to reserve increases associated with losses from prior accident years. This unfavorable loss development arose primarily from accident years 2008-2012 within the workers’ compensation, commercial multi-peril liability (“CMP”), other liability and commercial auto liability lines of business partially offset by a modest amount of favorable development from more recent years within the short tail property lines of business. The Company performed comprehensive updates to its internal reserve study in response to continued observance in the second, third quarters and fourth of 2013 of higher than expected reported loss development. In conjunction with its comprehensive internal reviews, the Company also retained a consulting actuary to perform an independent reserve study in the fourth quarter of 2013 covering lines of business comprising over 98% of the Company’s loss reserves. Since 2010, the Company has changed the mix of business by reducing the amount of program and middle market workers’ compensation and liability business that it underwrites.

The 2013 reserve increase was viewed by the Company as an event or circumstance that required the Company to perform a detailed quantitative analysis of whether its recorded goodwill was impaired. After performing the quantitative analysis in the second quarter of 2013, it was determined that $214.0 million of goodwill, which represents all of the goodwill allocated to the Commercial Insurance reporting unit, was impaired. In the third quarter of 2013, management in its judgment concluded that the remaining $55.5 million of goodwill, all of which was allocated to the Personal Insurance reporting unit, was impaired. In addition, $1.9 million of additional goodwill resulting from the acquisition of marine and energy business in July of 2013 was fully impaired as of September 30, 2013. Additionally, in 2013, the Company impaired $125.8 million of fixed assets. At December 31, 2013, there was no goodwill remaining on the balance sheet. See “Note 7 – Goodwill, Intangible and Fixed Asset Impairments” for additional detail on the goodwill and fixed asset impairments.

As a result of the reserve increase and goodwill and fixed assets impairment charges, the Company’s U.S. based operations have a pre-tax loss for 2013, which results in a three-year cumulative tax loss position on its U.S. subsidiaries. After considering this negative evidence and uncertainty regarding the Company’s ability to generate sufficient future taxable income in the United States, the Company concluded that it should not recognize any net deferred tax assets (comprised principally of net operating loss carryforwards). The Company, therefore, has provided a full valuation allowance against its deferred tax asset at December 31, 2013.

Reinsurance Agreements

In the third quarter of 2013, Tower entered into agreements with three reinsurers, Arch Reinsurance Ltd. (“Arch”), Hannover Re (Ireland) Plc. (“Hannover”) and Southport Re (Cayman), Ltd. (“Southport Re”). These agreements provided for surplus enhancement and improved certain financial leverage ratios, while increasing the Company’s financial flexibility. The agreements with Arch and Hannover each consisted of one reinsurance agreement while the arrangement with Southport Re consisted of several agreements. Each of these is described below.

The first agreement was between Tower Insurance Company of New York (“TICNY”), on its behalf and on behalf of each of its pool participants, and Arch. Under this multi-line quota share agreement, TICNY ceded 17.5% on a quota share of certain

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

commercial automobile liability, commercial multi-peril property, commercial multi-peril liability and brokerage other liability (mono line liability) businesses. The agreement covers losses occurring on or after July 1, 2013 for policies in-force as of June 30, 2013 and policies written or renewed from July 1, 2013 to December 31, 2013.

The second agreement was between TICNY, on its behalf and on behalf of each of its pool participants, and Hannover. Under this multi-line quota share agreement, TICNY ceded 14% on a quota share of certain brokerage commercial automobile liability, brokerage commercial multi-peril property, brokerage commercial multi-peril liability, brokerage other liability (mono line liability) and brokerage workers’ compensation businesses. The agreement covers losses occurring on or after July 1, 2013 for policies in-force as of June 30, 2013 and policies written or renewed from July 1, 2013 to December 31, 2013.

The third arrangement with Southport Re consisted of two separate agreements with TICNY, on its behalf and on behalf of each of its pool participants, and a third reinsurance agreement with Tower Reinsurance, Ltd. (“TRL”). Under the first of the agreements with TICNY, TICNY ceded to Southport Re a 30% quota share of its workers’ compensation and employer’s liability business (the “Southport Quota Share”). The Southport Quota Share covers losses occurring on or after July 1, 2013 for policies in force at June 30, 2013 and policies written or renewed during the term of the agreement and has been accounted for using deposit accounting treatment. Deposit assets of $28.7 million as of December 31, 2013 related to the Southport Quota Share are reflected in Other assets in the consolidated balance sheet. Under the second of these agreements with TICNY, an aggregate excess of loss agreement, Southport Re assumed a portion of the losses incurred by TICNY on its workers’ compensation and employer’s liability business between January 1, 2011 and June 30, 2013, but paid by TICNY on or after June 1, 2013 (the “TICNY/Southport Re ADC”). Finally, TRL, a wholly-owned Bermuda-domiciled reinsurance subsidiary of Tower, also entered into an aggregate excess of loss agreement with Southport Re, in which Southport Re assumed a portion of the losses incurred by TRL on its assumed workers’ compensation and employer’s liability business between January 1, 2011 and June 30, 2013, but paid by TRL on or after June 1, 2013 (the “TRL/Southport Re ADC”, or, collectively, the “Southport Re ADCs”).

The reinsurance agreements with Arch and Hannover Re resulted in ceded premiums earned, ceding commission revenue and ceded loss and loss adjustment expenses of $76.8 million, $22.3 million, and $41.1 million, respectively, for the year ended December 31, 2013.

As a result of the announced merger agreement with ACP Re, it was decided that the Southport treaties should be commuted. As a result of a negotiation between the Company and Southport, all of these treaties were commuted effective as of February 19, 2014, with the result of the commutation being that all premiums paid to Southport by the Company were returned to the Company, and all liabilities assumed by Southport were cancelled, and such liabilities became the obligation of the Company. In 2014, the company will record a gain of approximately $6.4 million resulting from the terminations.

A.M. Best, Fitch and Demotech Downgrade the Company’s Financial Strength and Issuer Credit Ratings

On December 20, 2013, A.M. Best lowered the financial strength ratings of each of Tower’s insurance subsidiaries from “B++” (Good) to “B” (Fair) (the seventh highest of fifteen rating levels), as well as the issuer credit ratings of each of Tower’s insurance subsidiaries from “bbb” to “bb”. Previously, on October 8, 2013, A.M. Best had downgraded the financial strength rating of each of Tower’s insurance subsidiaries to “B++” (Good) and their respective issuer credit ratings to “bbb” from “a-”. In addition, on December 20, 2013 A.M. Best downgraded the issuer credit rating of TGI as well as the debt rating on its $147.7 million 5.00% senior convertible notes due 2014 (the “Notes”) to “b-” from “bb”. On the same date, A.M. Best also downgraded the financial strength rating of CastlePoint Reinsurance Company, Ltd. (Bermuda) to “B” (Fair) from “B++” (Good) and its issuer credit rating to “bb” from “bbb” and downgraded the issuer credit rating of Tower Group International, Ltd. to “b-” from “bb”. TGI and each of its insurance subsidiaries currently are and will continue to be under review with negative implications pending further discussions between A.M. Best and management. In downgrading Tower’s ratings, A.M. Best stated that its actions “consider the magnitude of the charges taken and the material adverse impact on Tower’s risk-adjusted capitalization, financial leverage, liquidity and coverage ratios,” “consider the reduced financial flexibility [of the Company] given [its] delay in earnings, the decline in shareholder confidence and the corresponding decline in share price” and “reflect the potential for further adverse reserve development, increased competitive challenges and due to the ratings downgrade, potential actions taken by third party reinsurers and lenders.” Following the announcement of the ACP Re merger, on January 10, 2014 A.M. Best maintained the under review status of Tower’s financial strength and issuer credit ratings and revised the implications from “negative” to “developing” for all of these ratings. A.M. Best stated that, “[t]he under review status with developing implications reflects the potential benefits to be garnered from the transaction as well as the potential downside from any additional adverse reserve development and/or any unforeseen events that might transpire up until the close of the transaction…”

On January 2, 2014, Fitch downgraded Tower’s issuer default rating from “B” to “CC” and the insurer strength ratings of its insurance subsidiaries from “BB” to “B”. On October 7, 2013, Fitch downgraded Tower’s issuer default rating to “B” (the sixth highest of 11 such ratings) from “BBB” and the insurer strength ratings of its insurance subsidiaries to “B” (the fifth highest of Fitch Ratings’ nine such ratings) from “A-”. In downgrading such ratings, Fitch stated that it “is concerned that Tower’s competitive position has been materially damaged, negatively impacting the Company’s financial flexibility and ability to write new business” and that “the magnitude of the second quarter charges was large enough to cause several key ratios to fall well

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

outside of previously established ratings downgrade triggers, which resulted in the multi-notch downgrade.” On January 6, 2014, Fitch revised Tower’s rating watch status to “evolving” from “negative” following the ACP Re merger announcement, and stated that “[t]he Evolving Watch reflects that the ratings could go up if the merger closes; however, ratings could be lowered if the merger does not occur and [the Company] is unsuccessful in addressing upcoming debt maturity or if additional reserve deficiencies develop.”

On December 24, 2013, Demotech, Inc. (“Demotech”) announced the withdrawal of its Financial Stability Ratings® (FSRs) assigned to the following insurance subsidiaries: Kodiak Insurance Company, Massachusetts Homeland Insurance Company, Tower Insurance Company of New York and York Insurance Company of Maine. Concurrently, Demotech advised that the FSRs assigned to Adirondack Insurance Exchange, Mountain Valley Indemnity Company, New Jersey Skylands Insurance Association and New Jersey Skylands Insurance Company remain under review.

Previously, on October 7, 2013, Demotech had lowered its rating on TICNY and three other U.S. based insurance subsidiaries (Kodiak Insurance Company, Massachusetts Homeland Insurance Company and York Insurance Company of Maine) from A’ (A prime) to A (A exceptional). In addition, Demotech removed its previous A’ (A prime) rating on six other U.S. based insurance subsidiaries (CastlePoint Florida Insurance Company, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company, North East Insurance Company and Preserver Insurance Company). Demotech also affirmed its A ratings on Adirondack Insurance Exchange, New Jersey Skylands Insurance Association, New Jersey Skylands Insurance Company and Mountain Valley Indemnity Company.

Management expects these rating actions, in combination with other items that have impacted the Company in 2013, to result in a significant decrease in the amount of premiums the insurance subsidiaries are able to write. Direct written premiums were $1,606.2 million for the twelve months ended December 31, 2013. Business written through certain program underwriting agents requires an A.M. Best rating of A- or greater.

Tower’s products include the following lines of business: commercial multiple-peril packages, other liability, workers’ compensation, commercial automobile, fire and allied lines, inland marine, personal package, homeowners, personal automobile and assumed reinsurance. These products are sold, primarily, through retail agencies, wholesale agencies, program underwriting agents, and reinsurance brokerage units. With the exception of the personal automobile insurance written through retail agencies and wholesale agencies, which represents $98.1 million of written premiums (excluding the Reciprocal Exchanges) for the year ended December 31, 2013, management believes the Company will be unable to continue writing the majority of its business following the second A.M. Best rating downgrade on December 20, 2013. The total effect of these ratings actions on the Company’s financial position, results of operations or liquidity is not determinable at this stage.

In January 2014, Tower’s Board of Directors approved Tower’s merger with ACP Re. In light of the adverse ratings actions, concurrent with entering into its merger agreement with ACP Re, Tower entered into cut-through reinsurance treaties with affiliates of ACP Re. As a result of this merger, and the execution of the cut-through reinsurance treaties, Tower believes its insurance subsidiaries will retain significant portions of their business. (See “Note 9 - Reinsurance” for a discussion of the cut-through reinsurance treaties).

In addition, one of Tower’s ceding companies requested as a result of contractual provisions that $26.3 million of additional collateral be provided to support the recoverability of their reinsurance receivable from Tower. The $26.3 million was funded in October 2013. Tower’s U.S. based insurance subsidiaries are also required to post collateral for various statutory purposes, and such requests are received from time to time from various regulatory authorities.

Statutory Capital

The Company is required to maintain minimum capital and surplus for each of its insurance subsidiaries.

U.S. based insurance companies are required to maintain capital and surplus above Company Action Level, which is a calculated capital and surplus number using a risk-based formula adopted by the state insurance regulators. The basis for this formula is the National Association of Insurance Commissioners’ (“NAIC’s”) risk-based capital (“RBC”) system and is designed to measure the adequacy of a U.S. regulated insurer’s statutory capital and surplus compared to risks inherent in its business. If an insurance entity falls into Company Action Level, its management is required to submit a comprehensive financial plan that identifies the conditions that contributed to the financial condition. This plan must contain proposals to correct the financial problems and provide projections of the financial condition, both with and without the proposed corrections. The plan must also outline the key assumptions underlying the projections and identify the quality of, and problems associated with, the underlying business. Depending on the level of actual capital and surplus in comparison to the Company Action Level, the state insurance regulators could increase their regulatory oversight, restrict the placement of new business, or place the company under regulatory control. Bermuda based insurance entities minimum capital and surplus requirements are calculated from a solvency formula prescribed by the Bermuda Monetary Authority (the “BMA”).

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Tower has in place several intercompany reinsurance transactions between its U.S. based insurance subsidiaries and its Bermuda based insurance subsidiaries. The U.S. based insurance subsidiaries have historically reinsured on a quota share basis obligations to CastlePoint Reinsurance Company (“CastlePoint Re”), one of its Bermuda based insurance subsidiaries. The 2013 obligations that CastlePoint Re assumes from the U.S. based insurance subsidiaries are then retroceded to TRL, Tower’s other Bermuda based insurance subsidiary. In addition, CastlePoint Re also entered into a loss portfolio transaction with TRL where its reserves associated with the U.S. insurance subsidiary business for underwriting years prior to 2013 were all transferred to TRL. CastlePoint Re is required to collateralize $648.9 million of its assumed reserves in a reinsurance trust for the benefit of TICNY, the lead pool company of the U.S. insurance companies. On February 5, 2014, the BMA approved the transfer of $167.3 million in unencumbered liquid assets from TRL to CastlePoint Re, allowing CastlePoint Re to increase the funding in the reinsurance trust for the benefit of TICNY. The New York State Department of Financial Services (the “NYDFS”) has confirmed this will be acceptable for the purpose of admitted surplus and capital on TICNY’s 2013 statutory basis financial statements. For the 2013 statutory basis financial statements, CastlePoint Re reported $581.7 million in its reinsurance trust.

Based on RBC calculations as of December 31, 2013, six of Tower’s ten U.S. based insurance subsidiaries have capital and surplus below Company Action Level and do not meet the minimum capital and surplus requirements of their respective state regulators. As a result, management has discussed the ACP Re Merger Agreement and the Cut- Through Reinsurance Agreement and provided its 2014 RBC forecasts to the regulators to document the Company’s business plan to bring two of these U.S based insurance subsidiaries’ capital and surplus levels above Company Action Level.

As a result of the recognition of the ceding commission relating to the Cut-Through Reinsurance Agreements executed with AmTrust and NGHC in January 2014, the U.S. based insurance subsidiaries’ capital and surplus will increase significantly from December 31, 2013 to January 1, 2014, as the U.S. based subsidiaries will transfer a significant portion of their commercial lines unearned premium to a subsidiary of AmTrust and all of their personal lines unearned premiums to a subsidiary of NGHC. Accordingly, as of January 1, 2014, the effect of the Cut-Through Reinsurance Agreements increased the surplus of two of the U.S. based insurance subsidiaries such that their capital and surplus levels exceeded Company Action Level.

In 2013, the NYDFS issued orders for seven of Tower’s insurance subsidiaries, subjecting them to heightened regulatory oversight, which includes providing the NYDFS with increased information with respect to the insurance subsidiaries’ business, operations and financial condition. In addition, the NYDFS has placed limitations on payments and transactions outside the ordinary course of business and material changes in the insurance subsidiaries’ management and related matters. Tower’s management and Board of Directors have held discussions with the NYDFS, and Tower has been complying with the orders and oversight.

On April 21, 2014, the NYDFS issued additional orders for two of Tower’s insurance subsidiaries instructing them to provide plans to address weaknesses in such insurance subsidiaries’ risk based capital levels as shown in their statutory annual financial statements, and imposing further enhanced reporting and prior approval requirements and limitations on writings of new business. On the same date, the NYDFS issued a letter pertaining to one of Tower’s insurance subsidiaries requiring the submission of a plan to address weaknesses in risk based capital levels.

The Massachusetts Division of Insurance (“MDOI”) and Tower management have agreed to certain restrictions on the operations of Tower’s two Massachusetts domiciled insurance subsidiaries. Tower management has agreed to cause these subsidiaries to provide the MDOI with increased information with respect to their business, operations and financial condition, as well as limitations on payments and transactions outside the ordinary course of business and material changes in their management and related matters.

The Maine Bureau of Insurance entered a Corrective Order imposing certain conditions on Maine domestic insurers York Insurance Company of Maine (“YICM”) and North East Insurance Company (“NEIC”). The Corrective Order imposes increased reporting obligations on YICM and NEIC with respect to business operations and financial condition and imposes restrictions on payments or other transfers of assets from YICM and NEIC outside the ordinary course of business.

On April 11, 2014, the New Jersey Department of Banking and Insurance imposed an enhanced reporting requirement on the intercompany transactions involving Tower’s two New Jersey domiciled insurance subsidiaries and Tower’s New Jersey managed insurer. Such companies are now required to submit for prior approval any transactions with affiliates, even transactions that would otherwise not be reportable under the applicable holding company act.

As of December 31, 2013, TRL and CastlePoint Re had capital and surplus that did not meet the minimum solvency requirements of the BMA. Management has discussed the ACP Re Merger Agreement and provided 2014 solvency forecasts to the BMA.

The BMA has issued directives for TRL and CastlePoint Re, subjecting them to heightened regulatory oversight and requiring BMA approval before certain transactions can be executed. Tower has been complying with the directives issued by the BMA.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Liquidity

TGI was the obligor under the bank credit facility agreement dated as of February 15, 2012, as amended, with Bank of America, N.A. and other lenders named therein and is the obligor under the $150 million Convertible Senior Notes (“Notes”) due September 15, 2014. The indebtedness of TGI is guaranteed by TGIL, and for purposes of the credit facility was also guaranteed by several of TGIL’s non-insurance subsidiaries.

On December 13, 2013, TGI paid in full the $70.0 million outstanding on the bank credit facility and the bank credit facility has been terminated. The $70.0 million was provided, primarily, from the sale of Tower’s 10.7% ownership in Canopius Group Limited (“Canopius Group”) on December 13, 2013.

The Company’s plan to repay the Notes is related to the closing of the ACP Re Merger Agreement. In the event that the ACP Re Merger Agreement does not close, the Company would evaluate a combination of using proceeds from the sale of assets held at TGI, including but not limited to, renewal rights on its commercial and personal lines of business and certain of its insurance companies to pay down the principal of the Notes. The Company can provide no assurance that it will be successful in finalizing the liquidation of the assets held at TGI or selling certain of its operating assets to satisfy repayment of the Notes.

As of December 31, 2013, there were $235.1 million of subordinated debentures outstanding. The subordinated debentures do not have financial covenants that would cause an acceleration of their stated maturities. The earliest stated maturity date is on a $10 million debenture, which matures in May 2033. The Company has the ability to defer interest payments on its subordinated debentures for up to twenty quarters. If an event of default occurs and is continuing, the entire principal and the interest accrued on the affected subordinated indenture may be declared to be due and payable immediately.

The merger with ACP Re is expected to close in the summer of 2014, and there are contractual termination rights available to each of Tower and ACP Re under various circumstances. There can be no assurance that the merger will close, or that it will close under the same terms and conditions contained in the ACP Re Merger Agreement, or as to when it may close.

Going Concern

There can be no guarantee that the Company will be able to remedy current statutory capital deficiencies in certain of its insurance subsidiaries, maintain adequate levels of statutory capital in the future, or generate sufficient liquidity to repay the Notes due in 2014. Consequently, there is substantial doubt about the Company’s ability to continue as a going concern. Should the Company be unable to successfully execute the merger with ACP Re or generate sufficient funds to repay the Notes and remedy the capital deficiencies, these conditions would have a material adverse effect on its business, results of operations and financial position.

Resignation of Tower’s Chairman of the Board, President and Chief Executive Officer and Appointment of new Chairman of the Board and new President and Chief Executive Officer

On February 6, 2014, Tower and Michael H. Lee entered into a Separation and Release Agreement in connection with the resignation of Mr. Lee from his positions as Chairman of the Board of Directors, President and Chief Executive Officer, effective as of February 6, 2014. Mr. Lee’s employment with the Company was terminated effective as of February 6, 2014. In connection with his resignation, Mr. Lee received on March 31. 2014 a severance payment of approximately $3.3 million calculated pursuant to terms of his employment agreement.

Jan R. Van Gorder, who is the lead independent director of the Board and a member of the Board’s Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, was appointed on February 9, 2014 to succeed Mr. Lee as Chairman of the Board. William W. Fox, Jr., who had served as a member of the Board and of the Board’s Audit Committee and Corporate Governance and Nominating Committee until his resignation from the Board on December 31, 2013, succeeded Mr. Lee as President and Chief Executive Officer of Tower, effective as of February 14, 2014.

Expense Control Initiative

On November 22, 2013, the Company announced the implementation of an expense control initiative to streamline its operations and focus resources on its most profitable lines of business. As part of this initiative, the Company has implemented a workforce reduction affecting approximately 10% of the total employee population of approximately 1,400. The areas that are most significantly impacted are commercial lines underwriting as well as operations. This workforce reduction is expected to result in annualized cost savings of approximately $21.0 million. The Company currently recognized pre-tax charges of $5.5 million in the fourth quarter of 2013 for severance and other one-time termination benefits and other associated costs.

Other

Tower received a document request from the U.S. Securities and Exchange Commission (the “SEC”) dated January 13, 2014, as part of an informal inquiry (the “SEC Request”). The SEC Request asks for documents related to Tower’s financial statements, accounting policies, and analysis. Tower is cooperating with the SEC’s inquiry and has provided the requested information.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

The Company and certain of its current and former senior officers have been named as defendants in several class action lawsuits instituted against them by certain shareholders. In addition, the Company and certain of its current and former directors, along with certain other parties, have been named as defendants in a putative class action lawsuit instituted against them by another purported shareholder. See “Note 17 – Contingences” for additional detail on such litigation.

Note 2—Accounting Policies and Basis of Presentation

Basis of Presentation

The accompanying consolidated financial statements included in this report have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). All intercompany transactions have been eliminated in consolidation.

The Canopius Merger Transaction was accounted for as a reverse acquisition, under which TGI was identified and treated as the accounting acquirer. As such, the Company’s consolidated financial statements include the accounts and operations of TGI and its insurance subsidiaries, managing general agencies and management companies as its historical financial statements, with the results of Tower Group International, Ltd., as accounting acquiree, being included from March 13, 2013, the effective date of the Canopius Merger Transaction. The consolidated financial statements also include the accounts of Adirondack Insurance Exchange, a New York reciprocal insurer, and New Jersey Skylands Insurance Association, a New Jersey reciprocal insurer (together, the “Reciprocal Exchanges”). The Company does not own the Reciprocal Exchanges but manages their business operations through its wholly-owned management companies.

In 2013, the Company changed the presentation of its business results by allocating its assumed reinsurance previously reported in the Commercial Insurance segment to a new Assumed Reinsurance segment. In addition, the Company redefined the Personal Insurance segment to include its management companies, which provide certain services to the Reciprocal Exchanges for a management fee. The Reciprocal Exchanges continue to be included in the Personal Insurance segment and transactions between the management companies and the Reciprocal Exchanges have been eliminated. The management companies were previously reported in the Insurance Services segment. The Company will no longer present an Insurance Services segment. These changes in presentation reflected the way management organized the Company for operating decisions and assessing profitability in the second quarter of 2013, subsequent to the Canopius Merger Transaction and the significant business developments and risks and uncertainties that occurred in 2013.

Following the changes in presentation the Company now operates in three business segments: Commercial Insurance, Assumed Reinsurance and Personal Insurance:

•

Commercial Insurance (“Commercial”) segment offers a range of standard commercial lines property and casualty insurance products to businesses distributed through a network of retail and wholesale agents and through program underwriting agents, on both an admitted and non-admitted basis;

•	Assumed Reinsurance (“Assumed Reinsurance”) segment offers international assumed reinsurance and certain U.S. based assumed reinsurance; and

•

Personal Insurance (“Personal”) segment offers a broad range of personal lines property and casualty insurance products to individuals distributed through a network of retail and wholesale agents. Also included in the Personal Insurance segment are the results of the Reciprocal Exchanges.

See “Note 21 – Segment Information” for further information on the composition of the Company’s operating and reportable segments.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Intercompany transactions

In the first quarter 2012, Tower transferred a licensed insurance subsidiary shell to the Reciprocal Exchanges and received cash for its statutory book value. At the date of the transfer, Tower’s GAAP carrying basis in this subsidiary exceeded the statutory book value and the transfer resulted in a loss to Tower of $1.8 million. Since this was a non-recurring transaction between entities

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

under common control, assets are transferred at historical book value. Any difference in the consideration paid and the book value of the assets transferred is treated as an adjustment to equity. This transaction had no effect on consolidated shareholders’ equity.

Reclassifications and Adjustments

Since the Company accounted for the Canopius Merger Transaction as a reverse acquisition and recapitalization, it has retroactively restated Common Stock, Treasury Stock and Paid-in-Capital accounts and earnings per share for periods prior to the Canopius Merger Transaction to reflect the historical capitalization of TGI, adjusted for the 1.1330 conversion ratio as discussed in “Note 3 – Canopius Merger Transaction”. Certain other reclassifications have also been made to prior years’ financial information to conform to the current year presentation, including the changes in segment presentation discussed in “Note 1 – Nature of Business.”

The table below reflects the previously reported and revised shareholders’ equity accounts resulting from the Canopius Merger Transaction:

($ in thousands, except share amounts)	As previously Reported	Revised Amount
As of December 31, 2012
Common stock	$469	$530
Treasury stock	(181,435)	(181,435)
Paid-in-capital	780,097	780,036
As of December 31, 2011
Common stock	465	526
Treasury stock	(158,185)	(158,185)
Paid-in-capital	772,938	772,877
For the year ended December 31, 2012
Earnings (Loss) per Share:
Basic	$(0.73)	$(0.81)
Diluted	(0.73)	(0.81)
Weighted average common shares outstanding
Basic	38,795	42,902
Diluted	38,975	42,902
For the year ended December 31, 2011
Earnings (Loss) per Share:
Basic	$1.48	$0.96
Diluted	1.48	0.96
Weighted average common shares outstanding
Basic	40,833	45,226
Diluted	40,931	45,337

Revision to the 2012 Consolidated Balance Sheet and 2012 and 2011 Consolidated Statements of Cash Flows

Management is revising the Company’s 2012 consolidated balance sheet and 2012 and 2011 consolidated statements of cash flows to properly reflect the changes in restricted cash as change in cash flows from investing activities. In its Amendment No. 2 to Form 10-K for the year ended December 31, 2012, the Company previously recorded $9.1 million and $7.0 million of restricted cash within the “cash and cash equivalents” caption on the consolidated balance sheet as of December 31, 2012 and 2011, respectively. These amounts should have been recorded within “other assets,” and management has properly corrected those amounts out of the “cash and cash equivalent” balances in the 2012 and 2011 financial statements contained herein. In addition, in the 2012 consolidated balance sheet, management also corrected the classification of $9.4 million of “receivable for securities” that was originally reported within “cash and cash equivalents” to “other assets.” Also, in the 2012 consolidated balance sheet, management previously reported $0.9 million of receivables from reinsurance within “reinsurance balances payable.” The Company has properly reflected the $0.9 million as a receivable reported within “other assets.” These adjustments had no impact on shareholders’ equity or net income (loss). Management has concluded these corrections were not material to the 2012 consolidated balance sheet.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

In addition, as a result of the immaterial adjustments to the “cash and cash equivalents” balances discussed above, the Company also revised its statement of cash flows. Cash flows used in investing activities increased from $89.1 million as originally reported to $100.5 million for the year ended December 31, 2012, and cash and cash equivalents as of December 31, 2012 decreased from $102.3 million to $83.8 million. Cash flows used in investing activities increased from $104.5 million as originally reported to $111.9 million for the year ended December 31, 2011, and cash and cash equivalents as of December 31, 2011 decreased from $114.1 million to $107.1 million. Management concluded these corrections were not material to the 2012 or 2011 consolidated statements of cash flows.

Accounting Policies

Net Premiums Earned

The insurance policies issued or reinsured by the Company are short-duration contracts. Accordingly, premium revenue, including direct business and reinsurance assumed, net of business ceded to reinsurers, is recognized on a pro-rata basis over the terms of the underlying policies. Unearned premiums represent premium applicable to the unexpired risk of in-force insurance contracts at each balance sheet date. Prepaid reinsurance premiums represent the unexpired portion of reinsurance premiums on risks ceded and are earned consistent with premiums. Mandatory reinstatement premiums are recognized and earned at the time a loss event occurs.

Ceding Commission Revenue

Commissions on reinsurance premiums ceded are earned in a manner consistent with the recognition of the costs to acquire the underlying policies, generally on a pro-rata basis over the terms of the policies reinsured. Certain reinsurance agreements contain provisions whereby the ceding commission rates vary based on the loss experience of the policies covered by the agreements. The Company records ceding commission revenue based on its current estimate of losses on the reinsured policies subject to variable commission rates. The Company records adjustments to the ceding commission revenue in the period that changes in the estimated losses are determined.

Insurance Services Revenue

Direct commission revenue from the Company’s managing general underwriting services is recognized and earned as insurance policies are placed with the issuing companies of its managing general agencies. Fees relating to the provision of reinsurance intermediary services are earned when the Company’s insurance subsidiaries or the issuing companies of its managing general agencies cede premiums to reinsurers. Management fees earned by the management companies for services provided to the Reciprocal Exchanges are eliminated in consolidation.

Policy Billing Fees

Policy billing fees are earned on a pro-rata basis over the terms of the underlying policies. These fees include installment and other fees related to billing and collections.

Loss and Loss Adjustment Expenses (“LAE”)

The liability for loss and LAE represents management’s best estimate of the ultimate cost and expense of all reported and unreported losses that are unpaid as of the balance sheet date. The liability for loss and LAE is recorded net of a tabular reserve discount for workers’ compensation and excess workers’ compensation claims in the amount of $5.5 million (net of reinsurance basis) and $8.4 million at December 31, 2013 and 2012, respectively. The 2013 discount relates to $244.7 million of total net reserves for workers’ compensation. The projection of future claims payments and reporting is based on an analysis of the Company’s historical experience, supplemented by analyses of industry loss data. Management believes that the liability for loss and LAE is an adequate reasonable provision to cover the ultimate cost of losses and claims to date; however, because of the uncertainty from various sources, including changes in reporting patterns, claims settlement patterns, judicial decisions, legislation, and economic conditions, actual loss experience may not conform to the assumptions used in determining the estimated amounts for such liability at the balance sheet date. As adjustments to these estimates become necessary, such adjustments are reflected in expense for the period in which the estimates are changed.

Tower estimates reserves separately for losses, allocated loss adjustment expenses, and unallocated loss adjustment expenses. Allocated loss adjustment expenses (“ALAE”) refers to costs of attorneys as well as miscellaneous costs such as investigators, witness fees and court costs attributable to specific claims that generally are in various stages of litigation. Unallocated loss adjustment expenses (“ULAE”) refers to costs for administering claims that are not related to attorney fees and miscellaneous costs associated with litigated claims. Tower estimates the ALAE liability separately for claims that are defended by in-house attorneys, claims that are handled by other attorneys that are not employees, and miscellaneous ALAE costs such as witness fees and court costs. Similarly, Tower estimates the ULAE liability separately for claims which are handled internally by our employees and for claims which are handled by third party administrators.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

For claims that are defended by in-house attorneys, we attribute to each of these claims a fixed fee for defense work. We allocate to each of these litigated claims 50% of the fixed fee when litigation on a particular claim begins and 50% of the fee when the litigation is closed. The fee is adjusted periodically to reimburse our in-house legal department for all their costs.

We determine ULAE reserves by applying a paid-to-paid ratio to the case and IBNR reserves by line of business. The paid-to-paid ratio is based on ratios of ULAE payments to loss and ALAE payments for last three calendar years.

Reinsurance

The Company uses reinsurance to limit its exposure to certain risks. Management has evaluated its reinsurance arrangements and determined that significant insurance risk is transferred to the reinsurers. Reinsurance agreements have been determined to be short-duration prospective and retrospective contracts. For prospective contracts, the costs of reinsurance are recognized over the life of the contracts in a manner consistent with the earning of premiums on the underlying policies subject to the reinsurance contract. For retroactive reinsurance agreements, when incurred losses and loss reserves exceed consideration paid for the retroactive reinsurance agreement, a gain results. The gain is deferred and amortized over the estimated remaining settlement period.

Reinsurance recoverable represents management’s best estimate of paid and unpaid loss and LAE recoverable from reinsurers. Ceded losses recoverable are estimated using techniques and assumptions consistent with those used in estimating the liability for loss and LAE. These techniques and assumptions are continually reviewed and updated with any resulting adjustments recorded in current earnings. Loss and LAE incurred as presented in the consolidated statement of income and comprehensive net income are net of reinsurance recoveries.

Management estimates uncollectible amounts receivable from reinsurers based on an assessment of a number of factors. The Company recorded no allowance for uncollectible reinsurance at December 31, 2013 or 2012. The Company did not write-off balances from reinsurers during the three year period ended December 31, 2013.

Deposit Assets

Deposit assets arise from ceded reinsurance contracts purchased that do not transfer significant underwriting or timing risk. Under deposit accounting, consideration received or paid, excluding non-refundable fees, is recorded as a deposit asset or liability in the balance sheet as opposed to recording premiums and losses in the statement of operations. At December 31, 2013, deposit assets of $28.7 million are included in Other Assets.

Cash and Cash Equivalents

Cash consists of cash in banks, generally in operating accounts. The Company maintains its cash balances at several financial institutions. Management monitors balances and believes they do not represent a significant credit risk to the Company. The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. Cash and cash equivalents are presented at cost, which approximates fair value. Cash restricted as to use is included in Other Assets.

Restricted Cash

Restricted cash balances relate primarily to “Funds at Lloyd’s” collateral balances for its assumed reinsurance programs. The Company also has restricted cash collateralizing its interest rate swap contracts. Restricted cash balances are reported in “Other Assets” on the accompanying consolidated balance sheets. As of December 31, 2013 and 2012, these assets were approximately $134.1 million and $44.2 million, respectively. Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or equity.

Investments

The Company’s fixed-maturity and equity securities are classified as available-for-sale and carried at fair value. The Company may sell its available-for-sale securities in response to changes in interest rates, risk/reward characteristics, liquidity needs or other factors.

Fair value for fixed-maturity securities and equity securities is primarily based on quoted market prices or a matrix pricing using observable inputs, with limited exceptions as discussed in “Note 6 – Fair Value Measurements”. Changes in unrealized gains and losses, net of tax effects, are reported as a separate component of other comprehensive income while cumulative unrealized gains and losses are reported net of tax effects within accumulated other comprehensive income in shareholders’ equity. Realized gains and losses are determined on the specific identification method. Investment income is recorded when earned and includes the amortization of premium and discount on investments.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

The Company, along with its outside portfolio managers, regularly reviews its fixed-maturity and equity security portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. In evaluating potential impairment, management considers, among other criteria: (i) the overall financial condition of the issuer, (ii) the current fair value compared to amortized cost or cost, as appropriate; (iii) the length of time the security’s fair value has been below amortized cost or cost; (iv) specific credit issues related to the issuer such as changes in credit rating, reduction or elimination of dividends or non-payment of scheduled interest payments; (v) whether management intends to sell the security and, if not, whether it is not more likely than not that the Company will be required to sell the security before recovery of its cost or amortized cost basis; (vi) specific cash flow estimations for fixed-maturity securities and (vii) current economic conditions. If an other-than-temporary-impairment (“OTTI”) loss is determined for a fixed-maturity security (and management does not intend to sell the security or it is not more likely than not that the Company will be required to sell the security), the credit portion is recorded in the statement of income as net realized losses on investments and the non-credit portion is recorded in accumulated other comprehensive income. The credit portion results in a permanent reduction of the cost basis of the underlying investment. OTTI losses on fixed-maturity securities management has the intent to sell or it is more likely than not that the Company will be required to sell and on equity securities are reported in realized losses for the entire impairment.

The Company’s other invested assets consist of investments in limited partnerships accounted for using the equity method of accounting, real estate and certain securities for which the Company has elected the fair value option. In accounting for the partnerships, management uses the financial information provided by the general partners, which is on a three-month lag. As of December 31, 2013, the Company had future funding commitments of $45.3 million to these limited partnerships. For securities in which the Company has elected the fair value option, interest and dividends are reported in net investment income with the remaining change in overall fair value reported in other net realized investment gains (losses).

Fair Value

GAAP establishes a three-level hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) followed by similar but not identical assets or liabilities (Level 2) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure the assets or liabilities fall within different levels of the hierarchy, the classification is based on the lowest level input that is significant to the fair value measurement of the asset or liability. Classification of assets and liabilities within the hierarchy considers the markets in which the assets and liabilities are traded, including during periods of market disruption, and the reliability and transparency of the assumptions used to determine fair value. The hierarchy requires the use of observable market data when available.

The Company primarily uses outside pricing services to assist in determining fair values. For investments in active markets, the Company uses the quoted market prices provided by the outside pricing services to determine fair value. In circumstances where quoted market prices are unavailable, the pricing services utilize fair value estimates based upon other observable inputs including matrix pricing, benchmark interest rates, market comparables and other relevant inputs.

As management is responsible for the recorded fair values, the Company has processes in place to validate the market prices obtained from the outside pricing sources including, but not limited to, periodic evaluation of model pricing methodologies and analytical reviews of certain prices. The Company also periodically performs back-testing of selected sales activity to determine whether there are any significant differences between the market price used to value the security prior to sale and the actual sale price.

Premiums Receivable

Premiums receivable represent amounts due from insureds and reinsureds for insurance coverage and are presented net of an allowance for doubtful accounts of $17.6 million and $16.5 million at December 31, 2013 and 2012, respectively. The allowance for uncollectible amounts is based on an analysis of amounts receivable giving consideration to historical loss experience and current economic conditions and reflects an amount that, in management’s judgment, is adequate. Uncollectible premiums receivable of $12.1 million, $4.8 million and $3.0 million were written off in 2013, 2012 and 2011, respectively.

Deferred Acquisition Costs

Acquisition costs represent the costs of writing business that vary with, and are primarily related to, the successful production of insurance business (principally commissions, premium taxes and certain underwriting costs). Policy acquisition costs are deferred and recognized as expense as related premiums are earned. Deferred acquisition costs (“DAC”) presented in the balance sheet are net of deferred ceding commission revenue.

The value of business acquired (“VOBA”) is an intangible asset relating to the estimated fair value of the unexpired insurance policies acquired in a business combination. VOBA is determined at the time of a business combination and is reported on the consolidated balance sheet with DAC and is amortized in proportion to the timing of the estimated underwriting profit associated with the in force policies acquired. The Company fully amortized the VOBA in the year ended December 31, 2011 and,

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

accordingly, does not have any VOBA recorded on its balance sheet as of December 31, 2013 or 2012. The Company considers anticipated investment income in determining the recoverability of these costs and believes they are fully recoverable. See “Note 8 – Deferred Acquisition Costs” for additional information regarding deferred acquisition costs.

Goodwill

In business combinations, including the acquisition of a group of assets, the Company allocates the purchase price to the net tangible and intangible assets acquired based on their relative fair values. Any portion of the purchase price in excess of this amount results in goodwill. Identifiable intangible assets with a finite useful life are amortized over the period that the asset is expected to contribute directly or indirectly to the future cash flows of the Company and are tested for impairment when impairment indicators are present. Intangible assets with an indefinite life and goodwill are not amortized and are subject to annual impairment testing at the reporting unit level or more frequently if circumstances indicate that the value of goodwill may be impaired.

To estimate the fair value of its reporting units, the Company may utilize a combination of widely accepted valuation techniques including a stock price and market capitalization analysis, discounted cash flow calculations and peer company price to earnings multiples analysis. The stock price and market capitalization analysis takes into consideration the quoted market price of the Company’s outstanding common stock and includes a control premium, derived from historical insurance industry acquisition activity, in determining the estimated fair value of the consolidated entity before allocating that fair value to individual reporting units. The discounted cash flow analysis utilizes long term assumptions for revenue growth, capital growth, earnings projections including those used in the Company’s strategic plan, and an appropriate discount rate. The peer company price to earnings multiples analysis takes into consideration the price earnings multiples of peer companies for each reporting unit and estimated income from the Company’s strategic plan.

The second and third quarter reserve increases were viewed by the Company as events or circumstances that required the Company to perform a detailed quantitative analysis of whether its recorded goodwill was impaired. After performing the quantitative analysis in the second quarter of 2013, it was determined that $214.0 million of goodwill, which represents all of the goodwill allocated to the Commercial Insurance reporting unit, was impaired. In the third quarter of 2013, management in its judgment impaired the remaining $55.5 million of goodwill, all of which was allocated to the Personal Insurance reporting unit. See “Note 7 – Goodwill, Intangible and Fixed Asset Impairments” for additional detail on the Goodwill impairment.

Intangible Assets

Identifiable intangible assets with a finite useful life are amortized over the period in which the asset is expected to contribute directly or indirectly to our future cash flows. Identifiable intangible assets with finite useful lives are amortized over their useful lives and tested for recoverability whenever events or changes in circumstances indicate that a carrying amount may not be recoverable. Identifiable intangible assets with indefinite useful lives are not amortized. Rather, they are tested for recoverability at least annually or whenever events or changes in circumstances indicate that a carrying amount may not be recoverable. Management performed its impairment analysis on its intangible assets with a finite useful life in 2013 and concluded impairment charges of $21.9 million were required to reduce its customer relationship intangible assets. These charges are reported in Other Operating Expenses in the consolidated statements of operations. No impairment losses were recognized on intangible assets with a finite useful life in 2012 or 2011.

The Company completed its annual indefinite lived intangible asset assessment as of December 31, 2013. An impairment loss is recognized if the carrying value of an intangible asset is not recoverable and its carrying amount exceeds its fair value. Any amount of intangible assets determined to be impaired will be recorded as an expense in the period in which the impairment determination is made. No impairment losses were recognized on indefinite lived intangible assets in 2013, 2012 or 2011.

Other Assets

Tower’s other assets balances are comprised primarily of fixed assets, restricted cash, deposit assets, receivables for securities sold, receivables for the participation in involuntary pools and current tax receivables.

Fixed Assets

Furniture, leasehold improvements, computer equipment, and software, including internally developed software, are reported at cost less accumulated depreciation and amortization. We periodically evaluate our long-lived assets to be held and used. Our judgments regarding the existence of impairment indicators are based on factors such as operational performance, market conditions and legal factors. Any adverse changes in these factors could cause an impairment in our assets. For long-lived assets to be held and used, if an impairment indicator exists, we compare the expected future undiscounted cash flows against the carrying amount of that asset. If the sum of the estimated undiscounted cash flows is less than the carrying amount of the asset, we record an impairment loss for the carrying amount in excess of the estimated fair value, if any, of the asset. Gross fixed assets and accumulated depreciation were $194.0 million and $54.7 million, as of December 31, 2013, and 2012, respectively. As a

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

result of the reserve increases, rating downgrades and the expected significant declines in net written premiums and the orders and restrictions placed by various insurance departments, management tested fixed assets for recoverability in 2013 and recorded a non-cash charge to earnings of $125.8 million in 2013. Gross fixed assets and accumulated depreciation (after the effects of the impairment) were $20.7 million and $1.0 million as of December 31, 2013.

Other liabilities

Tower’s other liabilities balances are comprised primarily of accrued operating expenses, payables for securities purchased, accrued boards, bureaus and tax expenses, and capital lease obligations.

Variable Interest Entities

The Company consolidates the Reciprocal Exchanges as it has determined that these are variable interest entities and that the Company is the primary beneficiary. See “Note 4 – Variable Interest Entities” for more details.

Investment in unconsolidated affiliate

Although the Company owned less than 20% of the outstanding common stock of Canopius Group at December 31, 2012, it recorded its investment in Canopius Group under the equity method of accounting as it was able to significantly influence the operating and financial policies and decisions of Canopius Group. In the twelve months ended December 31, 2013 and December 31, 2012, the change in the value of the Company’s investment in Canopius was a gain of $6.9 million and a loss of $1.5 million, respectively. Changes in the value were recognized in Equity in income (loss) of unconsolidated affiliate in the consolidated statement of operations. On December 13, 2013, Tower sold its 10.7% ownership in Canopius Group.

Income Taxes

Pursuant to a written tax agreement (the “Tax Sharing Agreement”), each of the Tower’s subsidiaries is required to make payments to Tower for federal income tax imposed on its taxable income in a manner consistent with filing a separate federal income tax return (but subject to certain limitations that are applied to the Tower consolidated group as a whole). The Reciprocal Exchanges are not subject to the Tax Sharing Agreement but file separate tax returns annually.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and for operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that all or some portion of the deferred tax asset will not be realized.

Management in its judgment concluded that a full valuation allowance was required for the net deferred tax assets after its consideration of the cumulative three-year pre-tax loss in its U.S. taxed subsidiaries resulting from certain 2013 events and the 2012 pre-tax loss of $61.0 million. In 2013, Tower had $325.6 million of prior year adverse reserve development, of which $149.7 million was recorded in Tower’s U.S. taxed subsidiaries. Management believes that the negative evidence associated with the realizability of its net deferred tax asset (including the cumulative three-year pre-tax loss, the prior year adverse reserve development, and the effects of Hurricane Irene in 2011 and Superstorm Sandy in 2012) outweighed the positive evidence that the deferred tax assets, including the net operating loss carryforward would be realized, and subsequently recorded the full valuation allowance.

Treasury Stock

The Company accounts for the treasury stock at the repurchase price as a reduction to shareholders’ equity as it does not currently intend to retire the treasury stock held at December 31, 2013.

Stock-based Compensation

The Company accounts for restricted stock shares and options awarded at fair value at the date awarded and compensation expense is recorded over the requisite service period that has not been rendered. The Company amortizes awards with graded vesting on a straight-line basis over the requisite service period.

Assessments

Insurance related assessments are accrued in the period in which they have been incurred. The Company is subject to a variety of assessments. Among such assessments are state guaranty funds and workers’ compensation second injury funds. State guaranty fund assessments are used by state insurance oversight boards to cover losses of policyholders of insolvent insurance companies and for the operating expenses of such agencies. The Company uses estimates derived from state regulators and/or NAIC Tax and Assessments Guidelines.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Earnings (loss) per Share

The Company measures earnings (loss) per share at two levels: basic earnings (loss) per share and diluted earnings (loss) per share. Basic earnings per share is calculated by dividing net income (loss) attributable to Tower common shareholders by the weighted average number of common shares outstanding during the year. Undistributed net earnings (loss) (net income less dividends declared during the period) are allocated to both common stock and unvested share-based payment awards (“unvested restricted stock”). Because the common shareholders and unvested restricted stock holders share in dividends on a 1:1 basis, the earnings per share on undistributed earnings is equivalent; however, undistributed losses are allocated only to common shareholders. Undistributed earnings are allocated to all outstanding share-based payment awards, including those for which the requisite service period is not expected to be rendered. The computation of diluted earnings (loss) per share excludes outstanding options and other common stock equivalents in periods where inclusion of such potential common stock instruments would be anti-dilutive.

Foreign currency

The Company’s functional currency is the U.S. dollar.

Statutory Accounting Principles

The Company’s insurance subsidiaries are required to prepare statutory basis financial statements in accordance with practices prescribed or permitted by the state or country in which they are domiciled. See “Note 18 – Statutory Financial Information and Accounting Policies” for more details.

Concentration and Credit Risk

Financial instruments that potentially subject the Company to concentration and credit risk are primarily cash and cash equivalents, investments, interest rate swaps, premiums receivable and reinsurance recoverables. Investments are diversified through many industries and geographic regions through the use of money managers who employ different investment strategies. The Company limits the amount of credit exposure with any one financial institution and believes that no significant concentration of credit risk exists with respect to cash and investments. The interest rate swap contracts contain credit support annex agreements with collateral posting provisions which reduces counterparty non-performance risk. The premiums receivable balances are generally diversified due to the number of entities comprising the Company’s distribution network and its customer base, which is largely concentrated in the Northeast, Florida, Texas and California. To reduce credit risk, the Company performs ongoing evaluations of its distribution network’s and customers’ financial condition. The Company also has receivables from its reinsurers. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company periodically evaluates the financial condition of its reinsurers and, in certain cases, requires collateral from its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. As of December 31, 2013, the largest uncollateralized reinsurance recoverable balance from any one reinsurer was $56.4 million representing 6.8% of the Company’s total reinsurance recoverable balance. Management’s policy is to review all outstanding receivables at period end as well as the bad debt write-offs experienced in the past and establish an allowance for doubtful accounts, if deemed necessary.

Our largest agent accounted for 9.7%, 7.5% and 10%, respectively, of the insurance subsidiaries’ premiums receivable balances at December 31, 2013, 2012 and 2011. Our largest agent accounted for 9%, 7% and 7% of the insurance subsidiaries’ direct premiums written in 2013, 2012 and 2011, respectively.

Accounting Pronouncements

Accounting guidance adopted in 2013

In July 2012, the Financial Accounting Standards Board (FASB) issued an accounting standard that allows a company, as a first step in an impairment review, to assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired. We are not required to calculate the fair value of an indefinite-lived intangible asset and perform a quantitative impairment test unless we determine, based on the results of the qualitative assessment, that it is more likely than not the asset is impaired. The standard became effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. We adopted the standard on its required effective date of January 1, 2013. (See Note 7 for a discussion of Goodwill, Intangible and Fixed Asset Impairments in 2013).

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

In February 2013, the FASB issued amended guidance on the presentation of amounts reclassified out of accumulated other comprehensive income in one place, either on the face of the income statement or in the footnotes to the financial statements. The Company adopted this guidance effective January 1, 2013 on a prospective basis as prescribed by the amended guidance. As all of the information that this guidance requires to be disclosed is already presented elsewhere in the Company’s financial statements under existing GAAP, and it does not affect the classification, recognition or measurement of items within other comprehensive income, the adoption will not affect the Company’s financial position, results of operations or cash flows.

Accounting guidance not yet effective

In March 2013, the FASB issued an accounting standard addressing whether consolidation guidance or foreign currency guidance applies to the release of the cumulative translation adjustment into net income when a parent sells all or a part of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or net assets that are a business (other than a sale of in-substance real estate) within a foreign entity. The guidance also resolves the diversity in practice for the cumulative translation adjustment treatment in business combinations achieved in stages involving foreign entities.

Under this standard, the entire amount of the cumulative translation adjustment associated with the foreign entity should be released into earnings when there has been: (i) a sale of a subsidiary or group of net assets within a foreign entity and the sale represents a complete or substantially complete liquidation of the foreign entity in which the subsidiary or the net assets had resided; (ii) a loss of a controlling financial interest in an investment in a foreign entity; or (iii) a change in accounting method from applying the equity method to an investment in a foreign entity to consolidating the foreign entity. The standard is effective for fiscal years and interim periods beginning after December 15, 2013, and will be applied prospectively. We plan to adopt the standard on its required effective date of January 1, 2014 and do not expect the adoption of the standard to have a material effect on our consolidated financial condition, results of operations or cash flows.

In July 2013, the FASB clarified the applicable guidance for the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. An unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward as long as it is available, at the reporting date under the tax law of the applicable jurisdiction, to settle any additional income taxes that would result from the disallowance of a tax position (with certain exceptions). The assessment of whether a deferred tax asset is available is based on the unrecognized tax benefit and deferred tax asset that exist at the reporting date and should be made presuming disallowance of the tax position at the reporting date. This ASC update is effective for annual and interim periods beginning after December 15, 2013, with early adoption permitted, and is to be applied prospectively to all unrecognized tax benefits that exist at the effective date. Retrospective application is permitted. The Company does not expect the adoption of this standard to have a material impact on its financial position or results of operations.

In July 2013, the FASB issued an accounting standard that permits the Federal Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes in addition to U.S. Treasury rates and LIBOR. The standard also removes the prohibition on the use of differing benchmark rates when entering into similar hedging relationships. The standard became effective on a prospective basis for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 to the extent the Federal Funds Effective Swap Rate is used as a U.S. benchmark interest rate for hedge accounting purposes. The Company will consider this guidance if and when it enters into any new hedging relationships.

Note 3—Canopius Merger Transaction

On August 20, 2012, TGI closed on its previously announced $74.9 million acquisition of a 10.7% stake in Canopius Group. In connection with this acquisition, TGI also entered into an agreement dated April 25, 2012 (the “Master Transaction Agreement”) under which Canopius Group committed to assist TGI with the establishment of a presence at Lloyd’s of London through a special purpose syndicate (“SPS Transaction Right and Acquisition Right”) (subject to required approvals) and granted TGI an option (the “Merger Option”) to combine with Canopius Bermuda. On July 30, 2012, TGI announced that it had exercised the Merger Option and executed an Agreement and Plan of Merger (the “Original Merger Agreement”) with Canopius Bermuda pursuant to which a wholly-owned subsidiary of Canopius Bermuda would acquire all of TGI’s common stock. TGI paid Canopius Group a fee of $1,000,000 to exercise the Merger Option. On November 8, 2012, the Original Merger Agreement was amended by Amendment No. 1 to the Agreement and Plan of Merger to reflect changes to the merger consideration to be received by TGI shareholders (the Original Merger Agreement as so amended, the “Merger Agreement”).

Prior to the Canopius Merger Transaction date, Canopius Group priced on March 6, 2013, a private sale of 100% of the shares of Canopius Bermuda to third party investors for net consideration of $205,862,755. This investment resulted in 14,025,737 shares being issued in the private placement immediately preceding the merger.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

On March 13, 2013, Canopius Bermuda and TGI consummated the Canopius Merger Transaction contemplated by the Merger Agreement. Canopius Bermuda was re-named Tower Group International, Ltd. and became the ultimate parent company of TGI, with TGI becoming its indirect wholly-owned subsidiary. Pursuant to the terms of the Merger Agreement, among other things, (i) 100% of the issued and outstanding shares of TGI common stock were cancelled and automatically converted into the right to receive 1.1330 common shares of the Company, par value $0.01 per share (the “ Common Shares”), (ii) each outstanding option to acquire TGI common stock, whether vested or unvested and whether granted under TGI’s 2008 Long-Term Equity Compensation Plan or otherwise, automatically vested, free of any forfeiture conditions, and constituted a fully vested option to acquire that number of Common Shares (rounded down to the nearest whole number) equal to the number of shares of TGI common stock subject to such option multiplied by 1.1330, on the same terms and conditions (other than vesting and performance conditions) as were applicable to such TGI stock option immediately prior to the Canopius Merger Transaction, with the exercise price of such option adjusted to be the original exercise price divided by 1.1330, and (iii) substantially all issued and outstanding shares of TGI restricted stock, whether granted under TGI’s 2008 Long-Term Equity Compensation Plan or otherwise, automatically vested, free of any forfeiture conditions, and were converted into the right to receive, as soon as reasonably practicable after the effective time, 1.1330 Common Shares.

Immediately after giving effect to the issuance of Common Shares to the former TGI shareholders in the Canopius Merger Transaction, approximately 57,432,150 Common Shares were outstanding, of which 76% were held by the former TGI shareholders. The remaining 24% of Common Shares outstanding immediately after giving effect to the Canopius Merger Transaction were held by third party investors. TGIL, succeeding to the attributes of TGI as registrant, including TGI’s SEC file number, TGIL’s Common Shares trade on the same exchange, the NASDAQ Global Select Market, and under the same trading symbol, “TWGP,” that the shares of TGI common stock traded on and under prior to the Canopius Merger Transaction.

The Canopius Merger Transaction was expected to advance the Company’s strategy and create a more efficient global, diversified specialty insurance company consisting of commercial, specialty and personal lines, reinsurance and international specialty products. In addition, the establishment of a Bermuda domicile provided the Company with an international platform through which it accesses the U.S., Bermuda and the Lloyd’s of London (“Lloyd’s”) markets.

On December 13, 2013, Tower closed a sale to an investment fund managed by Bregal Capital LLP (“Bregal”) of all of the shares of the capital stock of Canopius Group owned by Tower. The initial purchase price for the Canopius shares is $69.7 million (£42.5 million), which has been paid in full to Tower. In addition, if a legally binding contract for the sale or other transfer of shares representing a majority of the voting power of Canopius Group is entered into within six months after the date of Tower’s stock purchase agreement with Bregal, a further cash payment would be made by Bregal to Tower. This additional cash payment would be equivalent to the excess, if any, of (1) one-third of the difference between the amount in British pound sterling paid for the shares previously owned by Tower in such sale and £40.6 million (plus Tower’s share of expenses of such sale), minus (2) £1.95 million (the “Additional Payment”). On December 18, 2013, NKSJ Holdings announced that it had entered into an agreement, through its insurance subsidiary Sompo Japan Insurance, Inc. to purchase 100% of the shares of Canopius Group. This Additional Payment meets the definition of a derivative as of December 31, 2013. Management in its judgment concluded that the initial fair value of this derivative is $7.2 million and has included it in other assets on the balance sheet. In addition, $2.1 million has been recorded in realized gains on the income statement, reflecting the increase in fair value of the derivative from its inception date of December 13, 2013 to the reporting date of December 31, 2013.

With proceeds from the sale, Tower has paid in full the $70.0 million outstanding on its credit facility led by Bank of America, N.A., and the credit facility has been terminated.

Accounting for the Canopius Merger Transaction

The Company has accounted for the Canopius Merger Transaction as a reverse acquisition in which TGI, the legal acquiree, was identified and treated as the accounting acquirer and Tower Group International, Ltd., the legal acquirer, was identified and treated as the accounting acquiree. The identification of the accounting acquirer and acquiree in the Canopius Merger Transaction was primarily based on the fact that immediately following the close of the Canopius Merger Transaction there was a change in control of the Company with TGI designees to the Company’s Board of Directors comprising all of its directors and TGI’s former senior management comprising the Company’s entire senior management team. In accordance with accounting guidance for reverse acquisitions, the unaudited consolidated financial statements of the Company following the Canopius Merger Transaction have been issued under the name of the Company, as the legal parent, but reflect a continuation of the financial statements of TGI, as the accounting acquirer, with one exception, which was the retroactive adjustment of TGI’s historical legal capital to reflect the transaction as a recapitalization of TGI’s historical capital accounts. On the effective date of the Canopius Merger Transaction, the assets and liabilities of Tower Group International, Ltd. were accounted for under the acquisition method, under which they have been reflected at their respective acquisition date fair values.

Prior to the Canopius Merger Transaction, Canopius Bermuda restructured its insurance operations as contemplated in the Master Transaction Agreement. This restructuring occurred primarily through the execution of retrocession agreements with Canopius Reinsurance Limited (“CRL”), an indirectly wholly-owned subsidiary of Canopius Group, to retrocede a percentage of Lloyd’s of

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

London Syndicate 4444 (“Syndicate 4444”) business for the Year of Account (“YOA”) 2012, YOA 2011 and prior years, which Canopius Bermuda assumed from Canopius Group. Syndicate 4444 is an insurance syndicate managed by Canopius Group. The Company accounts for these retrocession agreements in accordance with prospective accounting treatment, and reports the assumed and ceded assets and liabilities on a gross basis on the consolidated balance sheet. On September 30, 2013, Tower commuted the Syndicate 4444 YOA 2012 and YOA 2011 and prior years’ retrocession agreements with CRL and novated the assumed reinsurance with Canopius Group on these same contracts.

In addition, effective January 1, 2013, pursuant to the terms of the Master Transaction Agreement, prior to the Canopius Merger Transaction, TGI entered into a commutation agreement whereby TGI commuted Syndicate 4444 YOA 2012 and YOA 2011 business TGI previously reinsured from Canopius Group in prior years. There was no gain or loss recognized on this commutation.

The following provides details of the purchase consideration, the fair values of the respective assets acquired and liabilities assumed and the resulting amount of goodwill recorded in connection with the Canopius Merger Transaction on March 13, 2013.

The purchase consideration was determined based on the total consideration received by Canopius Group for its sale of 100% of its equity ownership of Canopius Bermuda, and the proceeds received for the issuance and exercise of the Merger Option from TGI.

(in thousands)
Consideration received by Canopius Group from the third party sale	$205,863
Fair value of Merger Option received in connection with TGI’s investment in Canopius Group	484
Exercise price of Merger Right received from TGI upon exercise	1,000
Total preliminary purchase consideration	$207,347

($ in thousands)
Assets
Cash and cash equivalents	$134,741
Investments	26,485
Reinsurance recoverables	463,745
Prepaid reinsurance	152,431
Funds held by reinsured companies	698,819
Other assets	80,201
Liabilities
Loss and loss adjustment expenses	630,613
Unearned premiums	169,963
Funds held under reinsurance agreements	560,714
Other liabilities	15,916
Net assets acquired	$179,216
Purchase Consideration	207,347
Goodwill	$28,131

Direct costs of the acquisition were expensed as incurred. During the year ended December 31, 2013, the Company recognized approximately $20.3 million of such costs, all of which have been classified within “acquisition-related transaction costs” on the consolidated statement of operations. Such costs included $11.6 million in compensation expense (of which accelerated vesting of restricted stock was $10.3 million) and $8.7 million in legal and accounting fees.

The resulting goodwill recognized in connection with the Canopius Merger Transaction was mainly derived from the synergies and economies of scale expected to result from the combined operations of the Company. This goodwill was fully impaired in the second quarter of 2013. See “Note 7 – Goodwill, Intangible and Fixed Asset Impairments” for the allocation of the Canopius Merger Transaction goodwill by segment and discussion on the non-cash impairment charge.

The fair value of loss and loss adjustment expenses includes $19.1 million of reserves for risk premiums (“risk premiums”). The risk premium was determined using a cash flow model. This model used an estimate of net nominal future cash flows related to liabilities for losses and loss adjustment expenses that a market participant would expect as of the date of the transaction. These future cash flows were adjusted for the time value of money at a risk free rate and a risk margin to compensate an acquirer for bearing the risk associated with the liabilities. The risk premium was fully amortized in the third quarter of 2013 in connection with the September 30, 2013 commutation and novation of the Syndicate 4444 YOA 2012 and YOA 2011 and prior years assumed reinsurance and retrocession agreements.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

The September 30, 2013 commutation of the Syndicate 4444 YOA 2012 and YOA 2011 and prior years retrocession agreements with CRL and the novation of the assumed reinsurance with Canopius Group on these same contracts provided the Company access to $30.3 million of assets that were previously restricted as “Funds at Lloyd’s” assets. No commutation gain or loss was recognized on these transactions.

Since the effective date of the Canopius Merger Transaction on March 13, 2013 through December 31, 2013, the operations of the acquired business accounted for approximately $53.5 million and $(11.8) million of the Company’s consolidated revenues and net income (loss), respectively.

The following unaudited pro forma financial information presents the consolidated revenues and net income (loss) of the Company for years ended December 31, 2013 and 2012, as if the Canopius Merger Transaction had been completed as of January 1, 2012.

These pro forma amounts exclude any pro forma impacts to the Company’s effective federal income tax rates.

	Year Ended December 31,
($ in thousands)	2013	2012
Revenues	$1,745,146	$1,933,942
Net Income (Loss)	(922,959)	(19,567)

Note 4—Variable Interest Entities (“VIEs”)

Through its management companies, Tower is the attorney-in-fact for the Reciprocal Exchanges and has the ability to direct their activities. The Reciprocal Exchanges are policyholder-owned insurance carriers organized as unincorporated associations. Each policyholder insured by the Reciprocal Exchanges shares risk with the other policyholders.

In the event of dissolution, policyholders would share any residual unassigned surplus in the same proportion as the amount of insurance purchased but are not subject to assessment for any deficit in unassigned surplus of the Reciprocal Exchanges. Tower receives management fee income for the services provided to the Reciprocal Exchanges. The assets of the Reciprocal Exchanges can be used only to settle the obligations of the Reciprocal Exchanges and general creditors to their liabilities have no recourse to Tower as the primary beneficiary.

In addition, Tower holds the surplus notes issued by the Reciprocal Exchanges when they were originally capitalized. The obligation to repay principal and interest on the surplus notes is subordinated to the Reciprocal Exchanges’ other liabilities including obligations to policyholders and claimants for benefits under insurance policies. Principal and interest on the surplus notes are payable only with regulatory approval. The Company has no ownership interest in the Reciprocal Exchanges.

The Company determined that each of the Reciprocal Exchanges qualifies as a VIE and that the Company is the primary beneficiary as it has both the power to direct the activities of the Reciprocal Exchanges that most significantly impact their economic performance and the risk of economic loss through its ownership of the surplus notes. Accordingly, the Company consolidates these Reciprocal Exchanges and eliminates all intercompany balances and transactions with Tower.

For the year ended December 31, 2013, the Reciprocal Exchanges recognized total revenues, total expenses and net loss of $190.2 million, $211.0 million and $(20.4) million, respectively. For the year ended December 31, 2012, the Reciprocal Exchanges recognized total revenues, total expenses and net income of $204.7 million, $202.4 million and $2.3 million, respectively.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Note 5—Investments

The cost or amortized cost and fair value of the Company’s investments in fixed maturity and equity securities, gross unrealized gains and losses, and other-than-temporary impairment losses as of December 31, 2013 and December 31, 2012 are summarized as follows:

($ in thousands)	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Unrealized OTTI Losses (1)
December 31, 2013
U.S. Treasury securities	$370,959	$729	$(7,726)	$363,962	$-
U.S. Agency securities	110,362	1,420	(561)	111,221	-
Municipal bonds	277,382	7,981	(6,257)	279,106	-
Corporate and other bonds
Finance	148,132	9,797	(1,028)	156,901	-
Industrial	316,474	8,286	(3,008)	321,752	-
Utilities	47,838	1,341	(1,890)	47,289	(17)
Commercial mortgage-backed securities	189,808	16,852	(1,754)	204,906	(634)
Residential mortgage-backed securities
Agency backed securities	63,668	891	(1,218)	63,341	-
Non-agency backed securities	30,228	4,659	(31)	34,856	(13)
Asset-backed securities	58,783	681	(103)	59,361	-
Total fixed-maturity securities	1,613,634	52,637	(23,576)	1,642,695	(664)
Preferred stocks, principally financial sector	21,330	54	(2,536)	18,848	-
Common stocks, principally financial and industrial sectors	76,378	11,432	(28)	87,782	-
Short-term investments	5,925	-	(28)	5,897	-
Total, December 31, 2013	$1,717,267	$64,123	$(26,168)	$1,755,222	$(664)
Tower	$1,465,039	$56,480	$(21,369)	$1,500,150	$(664)
Reciprocal Exchanges	252,228	7,643	(4,799)	255,072	-
Total, December 31, 2013	$1,717,267	$64,123	$(26,168)	$1,755,222	$(664)

December 31, 2012
U.S. Treasury securities	$183,462	$1,500	$(13)	$184,949	$-
U.S. Agency securities	98,502	4,351	(76)	102,777	-
Municipal bonds	633,373	52,914	(244)	686,043	-
Corporate and other bonds
Finance	233,849	21,293	(1,095)	254,047	-
Industrial	412,465	26,556	(868)	438,153	-
Utilities	51,698	2,958	(191)	54,465	-
Commercial mortgage-backed securities	211,819	30,375	(141)	242,053	-
Residential mortgage-backed securities
Agency backed securities	283,652	12,326	(262)	295,716	-
Non-agency backed securities	38,615	3,575	(34)	42,156	(6)
Asset-backed securities	42,751	1,615	(14)	44,352	-
Total fixed-maturity securities	2,190,186	157,463	(2,938)	2,344,711	(6)
Preferred stocks, principally financial sector	31,272	730	(481)	31,521	-
Common stocks, principally industrial and financial sectors	118,076	953	(4,292)	114,737	-
Short-term investments	4,749	1	-	4,750	-
Total, December 31, 2012	$2,344,283	$159,147	$(7,711)	$2,495,719	$(6)
Tower	$2,075,189	$141,614	$(7,210)	$2,209,593	$(6)
Reciprocal Exchanges	269,094	17,533	(501)	286,126	-
Total, December 31, 2012	$2,344,283	$159,147	$(7,711)	$2,495,719	$(6)

(1)	Represents the gross unrealized loss on other-than-temporarily impaired securities recognized in accumulated other comprehensive income (loss).

As of December 31, 2013 and 2012, U.S. Treasury Notes and other securities with carrying values of $398.4 million and $351.1 million, respectively, were on deposit with various states to comply with the insurance laws in which the Company is licensed.

In addition, the Company had $248.9 million and $481.5 million of investments as of December 31, 2013 and 2012, respectively, held by counterparties as collateral or in trusts to support letters of credit issued on Tower’s behalf, reinsurance liabilities on certain assumed reinsurance treaties and obligations under certain leases.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Major categories of net investment income are summarized as follows:

	Year Ended December 31,
($ in thousands)	2013	2012	2011
Income
Fixed-maturity securities	$75,731	$96,056	$105,533
Equity securities	22,912	28,989	24,576
Cash and cash equivalents	244	1,112	695
Other invested assets	16,138	6,680	274
Other	736	387	643
Total	115,761	133,224	131,721
Expenses
Investment expenses	(6,553)	(6,059)	(5,247)
Net investment income	$109,208	$127,165	$126,474
Tower	106,309	121,907	120,083
Reciprocal Exchanges	9,578	12,575	12,846
Elimination of interest on Reciprocal Exchange surplus notes	(6,679)	(7,317)	(6,455)
Net investment income	$109,208	$127,165	$126,474

Proceeds from the sale of fixed-maturity securities were $1.7 billion, $1.8 billion and $2.0 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Proceeds from the sale of equity securities were $1.3 billion, $1.4 billion and $793.9 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Gross realized gains, losses and impairment write-downs on investments are summarized as follows:

	Year Ended December 31,
($ in thousands)	2013	2012	2011
Fixed-maturity securities
Gross realized gains	$51,598	$59,319	$44,550
Gross realized losses	(9,760)	(2,780)	(11,101)
	41,838	56,539	33,449
Equity securities
Gross realized gains	18,004	13,090	8,328
Gross realized losses	(28,649)	(31,404)	(29,138)
	(10,645)	(18,314)	(20,810)
Other (1)
Gross realized gains	12,946	3,432	-
Gross realized losses	(5,676)	(6,548)	-
	7,270	(3,116)	-
Net realized gains on investments	38,463	35,109	12,639
Other-than-temporary impairment losses:
Fixed-maturity securities	(6,682)	(1,320)	(580)
Equity securities	(6,733)	(8,313)	(2,665)
Total other-than-temporary impairment losses recognized in earnings	(13,415)	(9,633)	(3,245)
Total net realized investment gains (losses)	$25,048	$25,476	$9,394
Tower	$22,894	$12,245	$6,980
Reciprocal Exchanges	2,154	13,231	2,414
Total net realized investment gains (losses)	$25,048	$25,476	$9,394

(1)

Other gross realized gains and losses consists primarily of foreign exchange and “debt and equity securities sold, not yet purchased,” which are reported in Other liabilities. The Company recorded a $4.3 million gain from translation of foreign currency transactions to the functional currency.

Management may dispose of a particular security due to changes in facts and circumstances related to the invested asset that have arisen since the last analysis supporting management’s determination whether or not it intended to sell the security, and if not, whether it is more likely than not that the Company would be required to sell the security before recovery of its amortized cost basis.

Impairment Review

Management regularly reviews the Company’s fixed-maturity and equity security portfolios in accordance with its impairment policy to evaluate the necessity of recording impairment losses for OTTI. The determination of OTTI is a subjective process and different judgments and assumptions could affect the timing of loss realization.

Management, in conjunction with its outside portfolio managers, analyzes its non-agency residential mortgage-backed securities (“RMBS”) using default loss models based on the performance of the underlying loans. Performance metrics include delinquencies, defaults, foreclosures, anticipated cash flow prepayments and cumulative losses incurred. The expected losses for a mortgage pool are compared to the break-even loss, which represents the point at which the Company’s tranche begins to experience losses.

The commercial mortgage-backed securities (“CMBS”) holdings are evaluated using analytical techniques and various metrics including the level of subordination, debt-service-coverage ratios, loan-to-value ratios, delinquencies, defaults and foreclosures.

For the non-structured fixed-maturity securities (U.S. Treasury and Agency securities, municipal bonds, and certain corporate debt), unrealized losses are reviewed to determine whether full recovery of principal and interest will be received. The estimate of expected cash flows is determined by projecting a recovery value and a recovery time frame and assessing whether further principal and interest will be received. The determination of recovery value incorporates an issuer valuation assumption utilizing one or a combination of valuation methods as deemed appropriate by management. The present value of the cash flows is determined by applying the effective yield of the security at the date of acquisition (or the most recent implied rate used to accrete the security if the implied rate has changed as a result of a previous impairment) and an estimated recovery time frame. For securities for which the issuer is financially troubled but not in bankruptcy, that time frame is generally longer. Included in the present value calculation are expected principal and interest payments; however, for securities for which the issuer is classified as bankrupt or in default, the present value calculation assumes no interest payments and a single recovery amount. In situations for which a present value of cash flows cannot be estimated, a write-down to fair value is recorded.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

In estimating the recovery value, significant judgment is involved in the development of assumptions relating to a number of factors related to the issuer including, but not limited to, revenue, margin and earnings projections, the likely market or liquidation values of assets, potential additional debt to be incurred pre- or post- bankruptcy/restructuring, the ability to shift existing or new debt to different priority layers, the amount of restructuring/bankruptcy expenses, the size and priority of unfunded pension obligations, litigation or other contingent claims, the treatment of intercompany claims and the likely outcome with respect to inter-creditor conflicts.

The evaluation of equity securities includes management’s intent and ability to hold the security to recovery. Management will record OTTI in those situations where it does not intend to hold the security to recovery or if the security is not expected to recover in value in the near term.

The following table shows the amount of fixed-maturity and equity securities that were OTTI for the years ended December 31, 2013, 2012 and 2011. This resulted in recording impairment write-downs included in net realized investment gains (losses), and reduced the unrealized loss in other comprehensive net income:

	Year Ended December 31,
($ in thousands)	2013	2012	2011
U.S. Treasury securities	$(801)	$-	$-
U.S. Agency securities	(572)	-	-
Municipal bonds	(367)	(113)	-
Corporate and other bonds	(4,271)	(1,029)	-
Commercial mortgage-backed securities	(1,176)	(430)	(219)
Residential mortgage-backed securities	(423)	(34)	(235)
Asset-backed securities	(53)	-	(391)
Equities	(6,733)	(8,313)	(2,664)
Other-than-temporary-impairments	(14,396)	(9,919)	(3,509)
Portion of loss recognized in accumulated other comprehensive income (loss)	981	286	264
Impairment losses recognized in earnings	$(13,415)	$(9,633)	$(3,245)
Tower	$(13,414)	$(9,919)	$(3,245)
Reciprocal Exchanges	(1)	286	-
Impairment losses recognized in earnings	$(13,415)	$(9,633)	$(3,245)

The following table provides a rollforward of the cumulative amount of credit related OTTI for securities still held showing the amounts that have been included in earnings on a pretax basis for the years ended 2013 and 2012 (none of such OTTI was included within the Reciprocal Exchanges):

	Year Ended December 31,
($ in thousands)	2013	2012	2011
Balance, January 1,	$4,492	$12,666	$18,075
Additional credit losses recognized during the period, related to securities for which:
No OTTI has been previously recognized	6,252	1,259	44
OTTI has been previously recognized	430	61	537
Reductions due to:
Securities sold during the period (realized)	(3,357)	(9,494)	(5,990)
Balance, December 31,	$7,817	$4,492	$12,666

Unrealized Losses

There are 511 securities at December 31, 2013, including fixed maturities and equity securities, which account for the gross unrealized loss, none of which is deemed by management to be OTTI. Temporary losses on corporate and other bonds result from purchases made in a lower interest rate environment or lower yield spread environment. In addition, there have been some ratings

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

downgrades on certain of these securities. After analyzing the credit quality, balance sheet strength and company outlook, management believes these securities will recover in value. The structured securities that had significant unrealized losses resulted primarily from declines in both residential and commercial real estate prices. To the extent projected cash flows on structured securities change adversely, they would be considered OTTI, and an impairment loss would be recognized in the current period. Management considered all relevant factors, including expected recoverability of cash flows, in assessing whether a loss was other-than-temporary. The Company does not intend to sell these fixed maturity securities, and it is not more likely than not that these securities will be sold before recovering their cost basis.

For all fixed-maturity securities in an unrealized loss position at December 31, 2013, the Company has received all contractual interest payments (and principal if applicable). Based on the continuing receipt of cash flow and the foregoing analyses, management expects continued timely payments of principal and interest and considers the losses to be temporary.

The unrealized loss position associated with the fixed-maturity portfolio was $23.6 million as of December 31, 2013, consisting primarily of municipal bonds, corporate and other bonds and U.S. Treasury securities of $19.9 million. The total fixed-maturity portfolio of gross unrealized losses included 490 securities which were, in aggregate, approximately 3.0% below amortized cost. Of the 490 fixed maturity investments identified, 68 have been in an unrealized loss position for more than 12 months. The total unrealized loss on these investments at December 31, 2013 was $4.2 million. Management does not consider these investments to be other-than-temporarily impaired.

For common stocks, there were 20 securities in a loss position at December 31, 2013 totaling $2.6 million. Management evaluated the financial condition of the common stock issuers, the severity and duration of the impairment, and our ability and intent to hold to recovery and determined these securities are not OTTI. The evaluation consisted of a detailed review, including but not limited to some or all of the following factors for each security: the current S&P rating, analysts’ reports, past earnings trends and analysts’ earnings expectations for the next 12 months, liquidity, near-term financing risk, and whether the company was currently paying dividends on its equity securities. Management does not consider these investments to be other-than-temporarily impaired.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

The following table presents information regarding invested assets that were in an unrealized loss position at December 31, 2013 and December 31, 2012 by amount of time in a continuous unrealized loss position:

	Less than 12 Months		12 Months or Longer		Total
($ in thousands)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Aggregate Fair Value	Unrealized Losses
December 31, 2013
U.S. Treasury securities	$273,217	$(7,726)	$-	$-	$273,217	$(7,726)
U.S. Agency securities	51,808	(561)	-	-	51,808	(561)
Municipal bonds	109,345	(5,056)	4,268	(1,201)	113,613	(6,257)
Corporate and other bonds
Finance	37,811	(1,005)	335	(23)	38,146	(1,028)
Industrial	124,869	(2,550)	10,023	(458)	134,892	(3,008)
Utilities	27,698	(805)	7,292	(1,085)	34,990	(1,890)
Commercial mortgage-backed securities	26,469	(597)	20,397	(1,157)	46,866	(1,754)
Residential mortgage-backed securities
Agency backed	37,660	(925)	5,166	(293)	42,826	(1,218)
Non-agency backed	1,027	(19)	182	(12)	1,209	(31)
Asset-backed securities	32,461	(103)	-	-	32,461	(103)
Total fixed-maturity securities	722,365	(19,347)	47,663	(4,229)	770,028	(23,576)
Preferred stocks	10,538	(2,285)	6,154	(251)	16,692	(2,536)
Common stocks	7,125	(28)	-	-	7,125	(28)
Short-term investments	3,897	(28)	-	-	3,897	(28)
Total, December 31, 2013	$743,925	$(21,688)	$53,817	$(4,480)	$797,742	$(26,168)
Tower	$663,127	$(19,335)	$23,096	$(2,034)	$686,223	$(21,369)
Reciprocal Exchanges	80,798	(2,353)	30,721	(2,446)	111,519	(4,799)
Total, December 31, 2013	$743,925	$(21,688)	$53,817	$(4,480)	$797,742	$(26,168)

December 31, 2012
U.S. Treasury securities	$44,347	$(13)	$-	$-	$44,347	$(13)
U.S. Agency securities	22,345	(76)	-	-	22,345	(76)
Municipal bonds	21,532	(235)	251	(9)	21,783	(244)
Corporate and other bonds
Finance	16,853	(1,095)	-	-	16,853	(1,095)
Industrial	53,576	(667)	4,188	(201)	57,764	(868)
Utilities	20,143	(191)	7	-	20,150	(191)
Commercial mortgage-backed securities	23,223	(141)	95	-	23,318	(141)
Residential mortgage-backed securities
Agency backed	59,009	(261)	25	(1)	59,034	(262)
Non-agency backed	815	(6)	588	(28)	1,403	(34)
Asset-backed securities	1,499	(2)	4,232	(12)	5,731	(14)
Total fixed-maturity securities	263,342	(2,687)	9,386	(251)	272,728	(2,938)
Preferred stocks	9,716	(155)	5,724	(326)	15,440	(481)
Common stocks	55,560	(4,292)	-	-	55,560	(4,292)
Total, December 31, 2012	$328,618	$(7,134)	$15,110	$(577)	$343,728	$(7,711)
Tower	$270,609	$(6,732)	$13,338	$(478)	$283,947	$(7,210)
Reciprocal Exchanges	58,009	(402)	1,772	(99)	59,781	(501)
Total, December 31, 2012	$328,618	$(7,134)	$15,110	$(577)	$343,728	$(7,711)

Management evaluated the severity of the impairment in relation to the carrying values for the securities referred to above and considered all relevant factors in assessing whether the loss was other-than-temporary. Management does not intend to sell its fixed-maturity securities, and it is not more likely than not that fixed maturity and equity securities will be sold until there is a recovery of fair value to the original cost basis, which may be at maturity.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Fixed-Maturity Investment—Time to Maturity

The following table shows the composition of the fixed-maturity portfolio by remaining time to maturity at December 31, 2013 and 2012. For securities that are redeemable at the option of the issuer and have a market price that is greater than par value, the maturity used for the table below is the earliest redemption date. For securities that are redeemable at the option of the issuer and have a market price that is less than par value, the maturity used for the table below is the final maturity date.

	Tower		Reciprocal Exchanges		Total
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
December 31, 2013
Remaining Time to Maturity
Less than one year	$33,305	$33,727	$7,866	$8,021	$41,171	$41,748
One to five years	507,388	513,841	39,469	41,381	546,857	555,222
Five to ten years	459,070	459,251	82,003	81,515	541,073	540,766
More than 10 years	100,977	102,801	41,069	39,693	142,046	142,494
Mortgage and asset-backed securities	263,417	280,526	79,070	81,939	342,487	362,465
Total	$1,364,157	$1,390,146	$249,477	$252,549	$1,613,634	$1,642,695
December 31, 2012
Remaining Time to Maturity
Less than one year	$30,082	$30,614	$2,678	$2,715	$32,760	$33,329
One to five years	489,939	510,523	45,576	47,275	535,515	557,798
Five to ten years	564,556	607,711	76,480	80,009	641,036	687,720
More than 10 years	346,410	379,045	57,628	62,542	404,038	441,587
Mortgage and asset-backed securities	495,249	536,255	81,588	88,022	576,837	624,277
Total	$1,926,236	$2,064,148	$263,950	$280,563	$2,190,186	$2,344,711

Other Invested Assets

The following table shows the composition of the other invested assets as of December 31, 2013 and 2012:

($ in thousands)	2013	2012
Limited partnerships, equity method	$46,521	$23,864
Real estate, amortized cost	6,054	7,422
Securities reported under the fair value option:	43,580	25,000
Other	-	1,500
Total	$96,155	$57,786

Securities reported under the fair value option include eight securities for which the Company has elected the fair value option. This election was made to simplify the accounting for these instruments which contain embedded derivatives and other features.

The significant inputs used to determine fair value of these limited partnerships are considered Level 3 pursuant to the fair value hierarchy. See “Note 6 – Fair Value Measurements” below. As of December 31, 2013, the Company and its insurance companies had future funding commitments of $45.3 million including but not limited to the limited partnerships.

Note 6—Fair Value Measurements

GAAP establishes a three-level hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure the assets or liabilities fall within different levels of the hierarchy, the classification is based on the lowest level input that is significant to the fair value measurement of the asset or liability. Classification of assets and liabilities within the hierarchy considers the markets in which the assets and liabilities are traded, including during periods of market disruption, and the reliability and transparency of the assumptions used to determine fair value. The hierarchy requires the use of observable market data when available. The levels of the hierarchy are as follows:

Level 1 — Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities traded in active markets. Included are those equity securities that are traded on active exchanges, such as the NASDAQ Global Select Market.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Level 2 — Inputs to the valuation methodology include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability and market-corroborated inputs. Included are investments in U.S. Treasury and Agency securities and, together with municipal bonds, corporate debt securities, commercial mortgages, residential mortgage-backed securities and asset-backed securities. Additionally, interest-rate swap contracts utilize Level 2 inputs in deriving fair values.

Level 3 — Inputs to the valuation methodology are unobservable in the market for the asset or liability and are significant to the fair value measurement. Material assumptions and factors considered in pricing investment securities may include projected cash flows, collateral performance including delinquencies, defaults and recoveries, and any market clearing activity or liquidity circumstances in the security or similar securities that may have occurred since the prior pricing period. Generally included in this valuation methodology are investments in certain mortgage-backed and asset-backed securities and securities the Company is reporting under the fair value option.

The availability of observable inputs varies and is affected by a wide variety of factors. When the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires significantly more judgment. The degree of judgment exercised by management in determining fair value is greatest for investments categorized as Level 3. For investments in this category, management considers prices and inputs that are current as of the measurement date. In periods of market dislocation, as characterized by current market conditions, the ability to observe stable prices and inputs may be reduced for many instruments. This condition could cause a security to be reclassified between levels.

The Additional Payment derivative’s fair value was calculated as discussed in “Note 3 – Canopius Merger Transaction.” The significant unobservable inputs included the estimated sales price Bregal could sell Canopius Group to a third party and the probability of such a sale closing. In December 2013, Bregal executed a stock purchase agreement with a third party.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

As of December 31, 2013 and 2012, the Company’s financial instruments carried at fair value are allocated among levels as follows:

($ in thousands)	Level 1	Level 2	Level 3	Total
December 31, 2013
Fixed-maturity securities
U.S. Treasury securities	$-	$363,962	$-	$363,962
U.S. Agency securities	-	111,221	-	111,221
Municipal bonds	-	279,106	-	279,106
Corporate and other bonds	-	522,516	3,426	525,942
Commercial mortgage-backed securities	-	204,906	-	204,906
Residential mortgage-backed securities
Agency	-	63,341	-	63,341
Non-agency	-	34,856	-	34,856
Asset-backed securities	-	59,361	-	59,361
Total fixed-maturities	-	1,639,269	3,426	1,642,695
Equity securities	106,630	-	-	106,630
Short-term investments	-	5,897	-	5,897
Total investments at fair value	106,630	1,645,166	3,426	1,755,222
Other invested assets (1)	-	-	43,580	43,580
Other Assets
Additional Payment derivative	-	-	9,343	9,343
Other liabilities
Interest rate swap contracts	-	(6,066)	-	(6,066)
Debt and equity securities sold, not yet purchased	-	(11,099)	-	(11,099)
Total, December 31, 2013	$106,630	$1,628,001	$56,349	$1,790,980
Tower	$104,107	$1,375,452	$56,349	$1,535,908
Reciprocal Exchanges	2,523	252,549	-	255,072
Total, December 31, 2013	$106,630	$1,628,001	$56,349	$1,790,980

December 31, 2012
Fixed-maturity securities
U.S. Treasury securities	$-	$184,949	$-	$184,949
U.S. Agency securities	-	102,777	-	102,777
Municipal bonds	-	686,043	-	686,043
Corporate and other bonds	-	746,665	-	746,665
Commercial mortgage-backed securities	-	242,053	-	242,053
Residential mortgage-backed securities
Agency	-	295,716	-	295,716
Non-agency	-	42,156	-	42,156
Asset-backed securities	-	44,352	-	44,352
Total fixed-maturities	-	2,344,711	-	2,344,711
Equity securities	146,258	-	-	146,258
Short-term investments	-	4,750	-	4,750
Total investments	146,258	2,349,461	-	2,495,719
Other invested assets (2)	-	-	25,000	25,000
Other liabilities
Interest rate swap contracts	-	(9,016)	-	(9,016)
Debt and equity securities sold, not yet purchased	-	(17,101)	-	(17,101)
Total, December 31, 2012	$146,258	$2,323,344	$25,000	$2,494,602
Tower	$140,695	$2,042,780	$25,000	$2,208,475
Reciprocal Exchanges	5,563	280,564	-	286,127
Total, December 31, 2012	$146,258	$2,323,344	$25,000	$2,494,602

(1) $43.6 million of the $96.2 million Other invested assets reported on the consolidated balance sheet at December 31, 2013 is reported at fair value. The remaining $52.6 million of Other invested assets is reported under the equity method of accounting.

(2) $25.0 million of the $57.8 million Other invested assets reported on the consolidated balance sheet at December 31, 2012 is reported at fair value. The remaining $32.8 million of Other invested assets is reported under the equity method of accounting or at amortized cost.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

As of December 31, 2013, substantially all of the investment portfolio recorded at fair value was priced based upon quoted market prices or other observable inputs. For investments in active markets, we used the quoted market prices provided by the outside pricing services to determine fair value. In circumstances where quoted market prices were unavailable, we used fair value estimates based upon other observable inputs including matrix pricing, benchmark interest rates, market comparables and other relevant inputs. When observable inputs were adjusted to reflect management’s best estimate of fair value, such fair value measurements are considered a lower level measurement in the GAAP fair value hierarchy.

Our process to validate the market prices obtained from the outside pricing sources includes, but is not limited to, periodic evaluation of model pricing methodologies and analytical reviews of certain prices. We also periodically perform testing of the market to determine trading activity, or lack of trading activity, as well as market prices. Several securities sold during the quarter were “back-tested” (i.e., the sales price is compared to the previous month end reported market price to determine reasonableness of the reported market price). If management believes that the price provided from the pricing source is distressed, management will use a valuation method that reflects an orderly transaction between market participants, generally a discounted cash flow method that incorporates relevant interest rate, risk and liquidity factors.

The ability to observe stable prices and inputs may be reduced for highly-customized and illiquid instruments which had been the case for certain non-agency residential and commercial mortgage-backed securities and asset-backed securities in previous periods.

Substantially all of the portfolio valuations at December 31, 2013 classified as Level 1 or Level 2 in the above table is priced by utilizing the services of several independent pricing services that provide the Company with a price quote for each security. There were no adjustments made to the prices obtained from the independent pricing sources and dealers on securities classified as Level 1 or Level 2.

In 2013, there were no transfers of investments between Level 1 and Level 2 and one investment transfer between Level 2 and Level 3. In 2012, there were no transfers of investments between Level 1 and Level 2 or between Level 2 and Level 3.

The fair values of the interest rate swaps were derived by using an industry standard swap valuation model with market based inputs for swaps having similar characteristics.

The fair values of the debt and equity securities sold, not yet purchased were derived by using quoted prices for similar securities in active markets. These instruments resulted in net realized gains of $.6 million for the year ended December 31, 2013.

The Company holds seven securities which are reported in other invested assets and have been classified as Level 3 of the fair value hierarchy. Management utilizes a discounted cash flow analysis to derive the fair values. Two of the seven securities, START VII CLO and HONDIUS CRAFT CLO, are credit linked notes which will mature in 2015 and 2017, respectively, and whose cash flows are supported by underlying short-term loans, the significant unobservable inputs include the underlying short-term loans’ probability of default and loss severity, and a discount for the security’s lack of marketability. Increases in the probability of default and loss severity assumptions (which generally move directionally with each other) would have the effect of decreasing the fair value of this security. The Company obtains credit ratings on the underlying short-term loans quarterly and considers these ratings when updating its assumptions. A third security, Aeolus CHIAT SAC, is an equity instrument which entitles the Company to residual interests of a finite life special purpose vehicle. The significant unobservable inputs include the estimated losses to be incurred by the vehicle and the equity instrument’s lack of marketability. The Company obtains quarterly financial data from the vehicle and evaluates the estimated incurred loss figure. An increase in the vehicle’s estimated incurred losses would have the effect of decreasing the instrument’s fair value. The remaining four securities are preferred equity interests in limited partnerships that invest in leisure hotels. The preferred interests pay a stated quarterly dividend with residual equity incentives payable after the General Partner’s minimum return thresholds are met. The significant unobservable inputs include the market discount rate and the instruments’ lack of marketability. The three of the four preferred equity interest investments closed in the latter part of June 2013 (and the fourth investment closed on July 1, 2013). These four preferred equity interest investments are carried at fair value with changes recorded in the statement of operations.

At December 31, 2013, management transferred a private convertible bond with a fair value of $3.4 million from Level 2 to Level 3. During the fourth quarter, management used a liquidation pricing methodology to determine the convertible bond’s fair value as of December 31, 2013 and the change in pricing methodology for this security resulted in the Company recording an OTTI loss of $3.6 million, which was reported through realized losses.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. Management has reviewed the pricing techniques and methodologies of the independent pricing sources and believes that their policies adequately consider market activity, either based on specific transactions for the issue valued or based on modeling of securities with similar credit quality, duration, yield and structure that were recently traded. Management monitors security-specific valuation trends and discusses material changes or the absence of expected changes with

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

the portfolio managers to understand the underlying factors and inputs and to validate the reasonableness of pricing. Management also back-tests the prices on numerous sales of securities during the year to validate the previous pricing provided as well as utilizes other pricing sources to validate the pricing provided by our primary provider of the majority of the non-U.S. Treasury securities and non-agency securities included in Level 2.

The following table summarizes changes in Level 3 assets measured at fair value for the years ended December 31, 2013, 2012 and 2011 for Tower (the Reciprocal Exchanges do not have any Level 3 assets):

	Year Ended December 31,
	2013				2012 (1)	2011(1)
($ in thousands)	Other Invested Assets	Fixed Maturity Securities (2)	Additional Payment Derivative	Total
Beginning balance, January 1	$25,000	-	-	25,000	$25,000	$2,058
Total gains (losses)-realized / unrealized
Included in net income	(670)	-	2,081	(670)	-	(1,067)
Included in other comprehensive income (loss)	-	-	-	-	-	-
Purchases	19,250	-	7,262	28,593	-	25,000
Issuances	-	-	-	-	-	-
Settlements	-	-	-	-	-	-
Net transfers into (out of) Level 3	-	3,426	-	3,426	-	(991)
Ending balance, December 31,	$43,580	3,426	9,343	56,349	$25,000	$25,000

(1) All activity for years ended December 31, 2012 and 2011 is comprised of other invested assets

(2) Comprised of corporate and other bonds

Note 7—Goodwill, Intangible and Fixed Assets Impairments

Goodwill

Goodwill is calculated as the excess of purchase price over the net fair value of assets acquired. Under GAAP, the Company is required to allocate goodwill to each of its reporting units. On March 13, 2013, the Company recorded $28.1 million of goodwill in connection with the Canopius Merger Transaction (See “Note 3 – Canopius Merger Transaction”), which was mainly derived from synergies and economies of scale expected to result from the combined operations of the Company. Management allocated the goodwill recognized in the Canopius Merger Transaction to the Commercial Insurance reporting unit.

2013 Reorganizations

In the second quarter of 2013, the Company changed the way it presented its results by segment. Following the reorganization, based on information reviewed by the Company’s chief operating decision maker, the Company concluded it had three reporting units corresponding to it each of the business segments: (i) Commercial Insurance, (ii) Specialty Insurance and Assumed Reinsurance and (iii) Personal Insurance. (Each of the reporting units corresponds with the Company’s reporting segments).

In the third quarter of 2013, the Company re-evaluated the way it presents its results by segment, as described in “Note 1 – Nature of Business”. Following the third quarter 2013 reorganization, based on the information reviewed by the Company’s chief operating decision maker, the Company concluded it had three reporting units corresponding to it each of the business segments: (i) Commercial Insurance, (ii) Assumed Reinsurance and (iii) Personal Insurance. (Each of the reporting units corresponds with the Company’s reporting segments).

Goodwill Impairment Testing and Charge

The Company tests goodwill balances for impairment annually in the fourth quarter of each year using a September 30 measurement date, or more frequently if circumstances indicate that the value of goodwill may be impaired. Goodwill impairment is performed at the reporting unit level and the test requires a two-step process. In performing Step 1 of the impairment test, management compared the estimated fair values of the applicable reporting units to their aggregate carrying values, including goodwill. If the carrying amount of a reporting unit including goodwill were to exceed the fair value of the reporting unit, Step 2 of the goodwill impairment would be performed. Step 2 of the goodwill impairment test requires comparing the implied fair value of the affected reporting unit’s goodwill against the carrying value of that goodwill.

The process of evaluating goodwill for impairment requires judgments and assumptions to be made to determine the fair value of each reporting unit, including discounted cash flow calculations, assumptions that market participants would make in valuing

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

each reporting unit and the level of the Company’s own share price. Fair value estimates utilize both the market approach and income approach. Management considered valuation techniques such as peer company price-to-earnings and price-to-book multiples and an in-depth analysis of projected future cash flows and relevant discount rates, which considered market participant inputs. Other significant assumptions include levels of surplus available for distribution, future business growth and earnings projections for each reporting unit. Estimates of fair value are subject to assumptions that are sensitive to change and represent the Company’s reasonable expectation regarding future developments. Management also considers the implied control premium derived from its market capitalization and the implied fair value of the enterprise.

In its 2012 annual impairment test, management determined that a greater risk of future impairment existed for the Commercial Insurance reporting unit. During the second quarter of 2013, management in its judgment concluded a quarterly impairment test was required as a result of the reorganization and significant prior years’ loss reserves incurred (see “Note 10 – Loss and Loss Adjustment Expense”). In the third quarter of 2013, as a result of the additional significant prior years’ loss reserves incurred, management in its judgment concluded a quarterly impairment test was required again as of September 30, 2013 in the preparation of the September 30, 2013 consolidated financial statements.

In conducting the goodwill impairment analysis as of June 30, 2013, the Company tested the reporting units prior to the reorganization as required by GAAP. The Company estimated each of the reporting units’ fair values using a market multiple approach based on tangible book values. Historically, the Company also utilized market multiple approaches based on (i) book value, (ii) estimates of projected results for future periods, and (iii) a valuation technique using discounted cash flows. However, based upon the significance of the loss reserve charge recorded in the second quarter of 2013, the reduction to Tower’s insurance subsidiaries’ capital and surplus levels (see “Note 18 – Statutory Financial Information”), management in its judgment concluded a multiple of tangible book value was most indicative of a price a market participant would pay for the reporting units. In addition, the Commercial Insurance reporting unit’s estimated fair value was adjusted for the expected capital infusion a market participant would be expected to fund into the insurance businesses to maintain historical rating agency ratings.

Step 1 of the impairment test indicated the Commercial Insurance unit’s carrying value exceeded its fair value and the Personal Insurance unit’s fair value exceeded its carrying value.

Accordingly, the Company performed a Step 2 impairment test on the Commercial Insurance reporting unit. Based on the results, the Company recorded a non-cash goodwill impairment charge of $214.0 million to write-down all of the goodwill in the Commercial Insurance reporting unit as of June 30, 2013. As of June 30, 2013, the Company reported $55.5 million of goodwill, all of which related to the Personal Insurance reporting unit.

In conducting the goodwill impairment analysis for the quarter ended September 30, 2013, the Company estimated the Personal Insurance fair values using Tower’s current market capitalization, adjusted for a control premium. Historically, the Company also utilized various market multiple approaches for Personal Insurance reporting unit. However, based upon the significant 2013 events, including A.M. Best’s downgrade to “B” for the insurance subsidiaries, management in its judgment concluded the market capitalization, adjusted for a control premium, was most indicative of a price a market participant would pay for the reporting unit.

Step 1 of the impairment test as of September 30, 2013 indicated the Personal Insurance unit’s carrying value exceeded its fair value.

Accordingly, the Company performed a Step 2 impairment test on the Personal Insurance reporting unit. Based on the results, the Company recorded a non-cash goodwill impairment charge of $55.5 million to write-down all of the goodwill in the Personal Insurance reporting unit as of September 30, 2013. As of December 31, 2013, the Company had no goodwill reported on its consolidated balance sheet.

Marine and Energy Acquisition goodwill

In the third quarter of 2013, the Company accounted for the Marine and Energy Acquisition as a business combination and recorded $1.9 million of goodwill in the Commercial Insurance reporting unit. As of September 30, 2013, in response to the significant business developments discussed in “Note 1 – Nature of Business,” management in its judgment concluded this goodwill was fully impaired.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

The following table reflects the changes to goodwill during the years ended December 31, 2013 and 2012 and is presented using the reporting units prior to the reorganizations.

($ in thousands)	Commercial Insurance	Personal Insurance	Total
Balance, January 1, 2012	$185,918	$55,540	$241,458
Adjustments	-	-	-
Balance, December 31, 2012	185,918	55,540	241,458
Goodwill from Canopius Merger Transaction	28,131	-	28,131
Goodwill from Marine and Energy acquisition	1,853	-	1,853
Goodwill impairment	(215,902)	(55,540)	(271,442)
Total, December 31, 2013	$-	$-	$-

Intangible Assets

Intangible assets consist of finite and indefinite life assets. Finite life intangible assets include customer relationships and trademarks. Insurance company licenses and management contracts are considered indefinite life intangible assets subject to annual impairment testing.

The components of intangible assets and their useful lives, accumulated amortization, and net carrying value as of December 31, 2013 and 2012 are as follows:

		December 31, 2013			December 31, 2012
($ in thousands)	Useful Life (in-yrs)	Gross Carrying Amount	Accumulated Amortization/ Impairment	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization/ Impairment	Net Carrying Amount
Insurance licenses	-	$19,003	$-	$19,003	$19,003	$-	$19,003
Management contracts	-	54,600	-	54,600	54,600	-	54,600
Customer relationships	10-25	57,890	(53,030)	4,860	57,890	(26,754)	31,136
Trademarks	5	5,290	(3,817)	1,473	5,290	(3,261)	2,029
Total		$136,783	$(56,847)	$79,936	$136,783	$(30,015)	$106,768
Tower		$128,283	$(54,684)	$73,599	$128,283	$(28,369)	$99,914
Reciprocal Exchanges		8,500	(2,163)	6,337	8,500	(1,646)	6,854
Total		$136,783	$(56,847)	$79,936	$136,783	$(30,015)	$106,768

The activity in the components of intangible assets for the years ended December 31, 2013 and 2012 consisted of intangible assets acquired from business combinations and amortization expense as shown in the table below:

($ in thousands)	Insurance Licenses	Management Contracts	Customer Relationships	Trademarks	Total
Balance, January 1, 2012	$19,003	$54,600	$38,463	$2,854	$114,920
Additions	-	-	-	-	-
Amortization	-	-	(7,327)	(825)	(8,152)
Balance, December 31, 2012	$19,003	$54,600	$31,136	$2,029	$106,768
Tower	$16,003	$54,600	$28,600	$711	$99,914
Reciprocal Exchanges (a)	3,000	-	2,536	1,318	6,854
Total, December 31, 2012	$19,003	$54,600	$31,136	$2,029	$106,768
Additions	-	-	-	-	-
Amortization	-	-	(4,359)	(556)	(4,915)
Impairment	-	-	(21,917)	-	(21,917)
Balance, December 31, 2013	$19,003	$54,600	$4,860	$1,473	$79,936
Tower	$16,003	$54,600	$2,608	$388	$73,599
Reciprocal Exchanges	3,000	-	2,252	1,085	6,337
Total, December 31, 2013	$19,003	$54,600	$4,860	$1,473	$79,936

(a) In 2012, Tower transferred a licensed insurance subsidiary shell to the Reciprocal Exchanges, as discussed in Note 2-Accounting Policies and Procedures. This resulted in classifying $2.6 million insurance licenses out of Tower and into the Reciprocal Exchange.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Intangible asset impairment testing and amortization

The Company performs an analysis at least annually to identify potential impairment of intangible assets with both definite and indefinite lives and measures the amount of any impairment loss that may need to be recognized. Intangible asset impairment testing requires an evaluation of the estimated fair value of each identified intangible asset to its carrying value. An impairment charge could be recorded if the estimated fair value is less than the carrying amount of the intangible asset. Management assessed the carrying value of its intangible assets in the second quarter of 2013, and concluded an impairment charge of $3.8 million was required to reduce its customer relationship intangible assets. These charges are reported in Other Operating Expenses in the consolidated statements of operations. In addition, after further reserve increases and A.M. Best rating downgrades in the third quarter of 2013, management in its judgment concluded an impairment charge of another $18.1 million was required to further reduce the customer relationship intangible asset.

As of December 31, 2013, the Company has $4.9 million of customer relationships and $54.6 million of management contracts recorded as intangible assets. Subsequent intangible asset assessments could result in impairment due to future unfavorable developments, including rating agency downgrades, significant declines in renewal retention rates or increases in expected loss ratios.

No impairments were identified during the years ended December 31, 2012 and 2011, respectively.

The Company recorded amortization expense related to intangible assets with definite lives of $4.9 million, $8.2 million and $8.9 million in the years ended December 31, 2013, 2012 and 2011, respectively. The estimated amortization expense associated with these intangible assets for each of the next five years is:

($ in thousands)	Tower	Reciprocal Exchanges	Total
2014	$544	$466	$1,010
2015	303	405	708
2016	191	354	545
2017	171	311	482
2018	155	276	431

Fixed Assets

Furniture, leasehold improvements, computer equipment, and software, including internally developed software, are reported at cost less accumulated depreciation and amortization. As of December 31, 2012, gross fixed assets and capital leases were $194.0 million and accumulated depreciation was $54.7 million (for net fixed assets and capital leases of $139.3 million).

As a result of ratings downgrades and the expected significant declines in net written premiums and other items more fully discussed in Significant Business Developments and Risks and Uncertainties in “Note 1 – Nature of Business”, management tested fixed assets for recoverability in 2013.

Long-lived tangible assets that an entity will continue to hold and use should be reviewed for impairment, which includes two steps. The first step in the impairment test is to determine whether the long-lived assets are recoverable as measured by comparing net carrying value of the asset or asset group to the undiscounted net cash flows to be generated from the use and eventual disposition of that asset or asset group. In performing this step, management concluded that the sum of the undiscounted cash flows was less than the carrying value of the asset group. Accordingly, the Company performed an impairment analysis in which the implied fair value of the fixed assets was determined to be lower than the carrying value.

Management determined the fair value of fixed assets by (i) calculating an estimated software charge (i.e. fee for use of software) a market participant would pay the owner of the asset in return for the ability to use the Company’s software and (ii) performing an orderly liquidation value analysis ranging from 0%-15% for furniture, leasehold improvements and computer equipment, and concluded the fixed assets were impaired as of September 30, 2013. The Company recorded a non-cash charge to earnings of $125.8 million in 2013. This charge is recorded within Goodwill and fixed-assets impairment in the statement of operations. As of December 31, 2013, the Company has recorded $19.7 million of fixed assets in Other Assets on the consolidated balance sheet.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Note 8—Deferred Acquisition Costs (“DAC”)

Acquisition costs incurred and policy-related ceding commission revenue are deferred and amortized to income on property and casualty business for the year ended December 31, 2013, 2012 and 2011 as follows:

	Year Ended December 31,
	2013			2012			2011
($ in thousands)	Tower	Reciprocal Exchanges	Total	Tower	Reciprocal Exchanges	Total	Tower	Reciprocal Exchanges	Total
Deferred acquisition costs, net, January 1	$169,834	$11,364	$181,198	$156,992	$11,866	$168,858	$145,917	$18,206	$164,123
Cost incurred and deferred:
Commissions and brokerage	266,987	32,425	299,412	298,701	31,266	329,967	279,699	31,837	311,536
Other underwriting and acquisition costs	58,846	7,627	66,473	68,238	7,467	75,705	64,416	5,896	70,312
Ceding commission revenue	(101,640)	(18,987)	(120,627)	(25,052)	(15,878)	(40,930)	(20,082)	(11,446)	(31,528)
Net costs incurred and deferred	224,193	21,065	245,258	341,887	22,855	364,742	324,033	26,287	350,320
Amortization	(308,542)	(22,818)	(331,360)	(329,045)	(23,357)	(352,402)	(312,958)	(32,627)	(345,585)
Deferred acquisition costs, net, December 31,	$85,485	$9,611	$95,096	$169,834	$11,364	$181,198	$156,992	$11,866	$168,858

Note 9—Reinsurance

The Company utilizes various excess of loss, quota share and catastrophe reinsurance programs to limit its exposure to a maximum loss on any one risk. In addition, as disclosed in “Note 1 – Nature of the Business,” as a result of the 2013 significant business developments, Tower entered into reinsurance agreements with Arch, Hannover and Southport Re.

Under the terms of the excess of loss programs in 2013, Tower was at risk for $5.0 million on property, $3.5 million on workers’ compensation and $2.5 million on umbrella. The Company then had reinsurance coverage up to $30 million for property, $60 million for workers’ compensation, and $5 million for umbrella. In addition the Company also had “clash coverage” in effect for 2013 for a limit of $5 million in excess of $5 million which applies to the aggregate liability for liability losses from multiple insureds involved in the same occurrence.

Tower’s 2013 quota share reinsurance program ceded 40.0% of the homeowners business written by the companies obtained in the OBPL transaction in the north east. This coverage had a $250 million per occurrence cap. Tower also ceded 30% of the homeowners business written by the other Tower companies in the north east. This coverage had a $230 million occurrence cap. On November 1, 2013, Tower placed a 35% quota share on the same homeowners subject business. This coverage has an occurrence limit of 135% of the ceded earned premium and will expire on May 31, 2014.

On July 1, 2013, Tower ceded 17.5% of its auto liability, other liability and commercial package brokerage business to Arch. This coverage has an occurrence limit of $25 million and a loss ratio cap of 120% of the ceded reinsurance premium. This coverage expired on December 31, 2013, on a run-off basis. On July 1, 2013, Tower also ceded 14.0% of its auto liability, other liability, workers’ compensation and commercial package brokerage business to Hannover. This coverage had occurrence limits of $10 million for PCS events, $5 million for auto liability, other liability and commercial package liability, $2 million for workers’ compensation and a per risk limit of $5 million for commercial package property, and a loss ratio cap of 110%. This coverage expired on December 31, 2013, on a run-off basis.

Effective July 1, 2013, Tower ceded 30% quota share of its workers’ compensation and employer’s liability business to Southport Re. The agreement covered losses occurring on or after July 1, 2013 for policies in force as of June 30, 2013 and policies written or renewed during the term of the agreement, subject to a maximum liability of $1.5 million per loss occurrence and has been accounted for using deposit accounting treatment. Deposit assets of $28.7 million as of December 31, 2013 are reflected in Other assets in the consolidated balance sheet. Effective July 1, 2013, Tower also purchased from Southport Re an Aggregate Excess of Loss Agreement covering a portion of the losses incurred by Tower on its workers’ compensation and employer’s liability business between January 1, 2011 and May 31, 2013, but paid by on or after June 1, 2013. The coverage was provided in three layers. Each layer provided coverage for varying percentages of losses per underwriting period, not to exceed a specified percentage of the earned premium on the subject business through May 31, 2013, up to caps applicable to each of the layers. The Southport Quota Share and Southport Re ADCs were terminated on February 14, 2014, after determining that such reinsurance agreements were no longer necessary as of result of Tower’s recent rating agency downgrades. In 2014, the company will record a gain of approximately $6.4 million resulting from the terminations.

The Company also purchases property catastrophe reinsurance on an excess of loss basis above a specified retention to protect itself from an accumulation of losses resulting from a catastrophic event. At the July 1, 2013 renewal of its property catastrophe program, the Company maintained a retention of $75 million per catastrophe, had 100% catastrophe protection for the next $925 million of loss above the $75 million.

In 2013 Tower purchased an Original Insured Market Loss Warranty basis, whereby the Company can recover up to the limit of the contract for its ultimate net loss arising from the windstorm peril in the Northeast in an event where the insured market loss exceeds a specified threshold.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

On January 3, 2014, concurrently with the execution of the ACP Re Merger Agreement, Tower had entered into two Cut-Through Reinsurance Agreements, pursuant to which a subsidiary of AmTrust and a subsidiary of NGHC agreed to provide 100% quota share reinsurance and a cut-through endorsement to cover all eligible new and renewal commercial and personal lines business, respectively, and at their option, losses incurred on or after January 1, 2014 on not less than 60% of the in-force business. Tower received confirmation on January 16, 2014 from AmTrust and NGHC that they would exercise such option to reinsure on a cut -through basis losses incurred on or after January 1, 2014 under in-force policies with respect to (1) in the case of AmTrust, a significant majority of Tower’s unearned premium reserves as of December 31, 2013 with respect to its ongoing commercial lines business, and (2) in the case of NGHC, 100% of Tower’s unearned premium reserves as of December 31, 2013 with respect to its personal lines segment business. Tower received a 20% ceding commission from AmTrust or NGHC on all Tower premiums that are subject to the Cut-Through Reinsurance Agreements.

Under the terms of the excess of loss programs in 2012, Tower was at risk of loss for $5.0 million on property, $3.5 million on workers’ compensation and $2.5 million on umbrella. The Company then had reinsurance coverage up to $30 million for property, $60 million for workers’ compensation, and $5 million for umbrella. In addition, the Company also had “clash coverage” in effect for 2012 for a limit of $5 million in excess of $5 million which applies to the aggregate liability for liability losses from multiple insureds involved in the same occurrence.

Tower’s 2012 quota share reinsurance cedes 35.5% of the homeowners business written by the companies obtained in the OBPL transaction in the north east. This coverage has a $288 million per occurrence cap.

At the July 1, 2012 renewal of its property catastrophe program, the Company maintained a retention of $75 million per catastrophe, had 100% catastrophe protection for the next $75 million of loss above the $75 million, 70% catastrophe protection for the next $75 million of loss over $150 million and 100% catastrophe protection for the next $700 million of loss in excess of $225 million.

In 2012 Tower purchased an Original Insured Market Loss Warranty basis, whereby the Company can recover up to the limit of the contract for its ultimate net loss arising from the windstorm peril in the Northeast in an event where the insured market loss exceeds a specified threshold.

In 2011, Tower was at risk of loss for the first $5.0 million on property, $2.5 million on workers’ compensation and $2.5 million on umbrella. The Company then had reinsurance coverage up to $30 million for property, $50 million for workers’ compensation, and $5 million for umbrella. In addition, the Company also had “clash coverage” in effect for 2012 for a limit of $5 million in excess of $5 million which applies to the aggregate liability for liability losses from multiple insureds involved in the same occurrence. The property catastrophe program renewed on July 1, 2011 had a retention of $75 million per catastrophe, had 60% catastrophe protection for the next $50 million of loss above the $75 million, and 100% percent catastrophe protection for the next $775 million of loss in excess of $125 million.

The Company maintains funds held liabilities under the liability quota share reinsurance agreements written in 2010 and prior years and is required to credit interest to the reinsurers with annual effective yields ranging from 2.5% to 4.0% on the monthly balance in the funds held liability accounts. The amounts credited for 2012, 2011 and 2010 were $3.9 million, $3.6 million and $2.7 million, respectively, and have been recorded as interest expense. The funds held under reinsurance agreements liability increased from $98.1 million as of December 31, 2012 to $222.1 million as of December 31, 2013 as a result of reinsurance treaties executed in the third and fourth quarters of 2013.

The Reciprocal Exchanges are not party to the reinsurance agreements discussed above, except for the homeowners quota share treaty whereby in 2013 they ceded 40.0% of homeowners business written. The Reciprocal Exchanges were covered under this treaty in 2012, 2011 and 2010. The Reciprocal Exchanges are also protected under a property catastrophe reinsurance cover placed on an excess of loss basis. In 2012, 2011 and 2010, this coverage was for 100% of $150 million in excess of a $10 million retention and in 2013 it was for $170 million in excess of $10 million.

Impact of Reinsurance on Premiums

The table below shows direct, assumed and ceded premiums for the years ended December 31, 2013, 2012 and 2011:

($ in thousands)	Direct	Assumed	Ceded	Net
2013
Premiums written	$1,606,249	$121,411	$495,045	$1,232,615
Change in unearned premiums	111,252	187,520	18,472	280,300
Premiums earned	$1,717,501	$308,931	$513,517	$1,512,915

2012
Premiums written	$1,755,157	$215,915	$231,691	$1,739,381
Change in unearned premiums	3,969	(31,370)	(9,884)	(17,517)
Premiums earned	$1,759,126	$184,545	$221,807	$1,721,864

2011
Premiums written	$1,692,282	$118,642	$172,333	$1,638,591
Change in unearned premiums	(8,262)	(12,890)	23,589	(44,741)
Premiums earned	$1,684,020	$105,752	$195,922	$1,593,850

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Reinsurance Balances

As of December 31, 2013 and 2012, the Company had $440.4 million and $495.9 million, respectively, of reinsurance recoverables and ceded unearned premiums with reinsurers rated A- or higher by A.M. Best. These represented 53.0% and 91.7%, respectively, of the Company’s total reinsurance recoverables as of those dates. As of December 31, 2013 and 2012, the largest reinsurance recoverable balance with any one reinsurer was approximately 364.2% and 8.6% of the Company’s shareholders’ equity. The largest reinsurance recoverable balance as of December 31, 2013 was due from Southport Re, of which 96.1% was collateralized or in a funds withheld account.

The Company did not record any modifications of its reinsurance recoverables on paid or unpaid losses in the years ended December 31, 2013, 2012 or 2011. The Company recorded no allowance for credit losses on its reinsurance recoverables on paid or unpaid losses as of December 31, 2013 or 2012. The Company did not consider that any of its undisputed reinsurance recoverables on paid or unpaid losses as of years ended December 31, 2013 and 2012 to be past due. As discussed in “Note 17 – Contingencies”, certain reinsurance agreements are subject to legal proceedings.

Under certain reinsurance agreements, collateral and letters of credit (“collateral”) are held to secure performance of reinsurers in meeting their obligations. The amount of such collateral was $540.7 million and $189.6 million at December 31, 2013 and 2012, respectively. The collateral we hold does not apply to our entire outstanding reinsurance recoverable. Rather, collateral is provided on an individual basis. For each individual reinsurer, the collateral held may exceed or fall below the total outstanding recoverable from that individual reinsurer.

Ceding Commission Revenue

The Company earns ceding commission revenue under certain quota share reinsurance agreements. In addition, the commission revenue earned on prior reinsurance agreements continue to be adjusted based on a sliding scale of commission rates and ultimate treaty year loss ratios on the policies reinsured under each of these agreements. The sliding scale includes minimum and maximum commission rates in relation to specified ultimate loss ratios. The commission rate and ceding commissions earned increase when the estimated ultimate loss ratio decreases, and conversely, the commission rate and ceding commissions earned decrease when the estimated ultimate loss ratio increases.

The estimated ultimate loss ratios are the Company’s best estimate based on facts and circumstances known at the end of each period that losses are estimated. The estimation process is complex and involves the use of informed estimates, judgments and actuarial methodologies relative to future claims severity and frequency, the length of time for losses to develop to their ultimate level, possible changes in law and other external factors. The same uncertainties associated with estimating loss and loss adjustment expense reserves affect the estimates of ceding commissions earned. The Company monitors and adjusts the ultimate loss ratio on a quarterly basis to determine the effect on the commission rate and ceding commissions earned. The decrease in estimated ceding commission income relating to prior years recorded in 2013, 2012 and 2011 was $9.8 million, $4.2 million and $0.1 million, respectively.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Note 10—Loss and Loss Adjustment Expense

The components of the liability for loss and LAE expenses and related reinsurance recoverables for the years ended December 31, 2013 and 2012 are as follows:

	Tower		Reciprocal Exchanges		Total
($ in thousands)	Gross Liability	Reinsurance Recoverable	Gross Liability	Reinsurance Recoverable	Gross Liability	Reinsurance Recoverable
December 31, 2013
Case-basis reserves	$936,751	$290,080	$63,198	$5,945	$999,949	$296,025
IBNR reserves	1,037,220	267,377	44,116	7,458	1,081,336	274,835
Recoverable on paid losses	-	66,974	-	1,989	-	68,963
Total, December 31, 2013	$1,973,971	$624,431	$107,314	$15,392	$2,081,285	$639,823
December 31, 2012
Case-basis reserves	$913,411	$79,911	$63,465	$10,160	$976,876	$90,071
IBNR reserves	846,477	327,157	72,326	42,229	918,803	369,386
Recoverable on paid losses	-	16,927	-	682	-	17,609
Total, December 31, 2012	$1,759,888	$423,995	$135,791	$53,071	$1,895,679	$477,066

The following tables provide a reconciliation of the beginning and ending consolidated balances for unpaid losses and LAE for the years ended December 31, 2013, 2012 and 2011:

	Year Ended December 31,
	2013			2012
($ in thousands)	Tower	Reciprocal Exchanges	Total	Tower	Reciprocal Exchanges	Total
Balance at January 1,	$1,759,888	$135,791	$1,895,679	$1,495,839	$136,274	$1,632,113
Less reinsurance recoverables on unpaid losses	(407,068)	(52,389)	(459,457)	(280,968)	(11,253)	(292,221)
	1,352,820	83,402	1,436,222	1,214,871	125,021	1,339,892
Net reserves, at fair value, of acquired entities	166,868	-	166,868	-	-	-
Reduction in net reserves for the Southport Re agreements (i)	(306,833)	-	(306,833)	-	-	-
Incurred related to:
Current year	871,767	109,946	981,713	1,066,411	118,099	1,184,510
Prior years unfavorable/(favorable) development	533,038	5,083	538,121	88,129	(8,881)	79,248
Total incurred	1,404,805	115,029	1,519,834	1,154,540	109,218	1,263,758
Paid related to:
Current year	502,791	73,771	576,562	431,437	98,682	530,119
Prior years	696,365	32,739	729,104	585,154	52,155	637,309
Total paid	1,199,156	106,510	1,305,666	1,016,591	150,837	1,167,428
Net balance at end of period	1,418,504	91,921	1,510,425	1,352,820	83,402	1,436,222
Add reinsurance recoverables on unpaid losses	555,468	15,392	570,860	407,068	52,389	459,457
Balance at December 31,	$1,973,972	$107,313	$2,081,285	$1,759,888	$135,791	$1,895,679
(i) In the third quarter of 2013, Tower executed the Southport Re ADCs (see “Note 1 - Nature of the Business” for further description). The Southport Re ADCs resulted in a direct reduction to net loss reserves. A deferred gain of $12.5 million was recorded on the Southport Re ADCs and is reported in Other Liabilities. In addition, Tower executed the Southport Re Quota Share in the third quarter of 2013. This treaty is accounted for using deposit accounting and reduced the net reserves by $7.2 million.

	Year Ended December 31,
	2011
($ in thousands)	Tower	Reciprocal Exchanges	Total
Balance at January 1,	$1,439,106	$171,315	$1,610,421
Less reinsurance recoverables on unpaid losses	(265,592)	(11,384)	(276,976)
	1,173,514	159,931	1,333,445
Net reserves, at fair value, of acquired entities	-	-	-
Incurred related to:
Current year	933,791	142,254	1,076,045
Prior years unfavorable/(favorable) development	38,776	(37,835)	941
Total incurred	972,567	104,419	1,076,986
Paid related to:
Current year	337,268	59,078	396,346
Prior years	593,942	80,251	674,193
Total paid	931,210	139,329	1,070,539
Net balance at end of period	1,214,871	125,021	1,339,892
Add reinsurance recoverables on unpaid losses	280,968	11,253	292,221
Balance at December 31,	$1,495,839	$136,274	$1,632,113

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Incurred losses and LAE for the year ended December 31, 2013 attributable to insured events of prior years increased by $538.1 million. Excluding the Reciprocal Exchanges the incurred losses and LAE increased by $533.0 million.

The consolidated net loss ratio, which includes the Reciprocal Exchanges, was 100.5% and 73.4% for the years ended December 31, 2013 and 2012, respectively. Excluding the Reciprocal Exchanges, the net loss ratio was 103.9% and 74.1% for the years ended December 31, 2013 and 2012, respectively. The Reciprocal Exchanges’ net loss ratio was 71.3% and 66.7% for the years ended December 31, 2013 and 2012, respectively.

Excluding the Reciprocal Exchanges, there was a reserve increase of $533.0 million for the year ended December 31, 2013 comprised of favorable development of $1.4 million in Personal Insurance, favorable development of $5.4 million in Assumed Reinsurance segment and adverse development of $539.8 million in Commercial Insurance.

Prior year development is based upon numerous estimates by line of business and accident year. No additional premiums or return premiums have been accrued as a result of the prior year effects, although we recorded changes in ceding commissions on reinsurance treaties of $9.8 million for which the ceding commissions depend in part on loss experience. The Company’s management continually monitors claims activity to assess the appropriateness of carried case and incurred but not reported (“IBNR”) reserves, giving consideration to Company and industry trends.

Incurred losses and LAE for the years ended December 31, 2013 and 2012 included reductions in loss and loss expense reserves pertaining to the amortization of the reserve risk premium on loss reserves recorded in connection with the Company’s acquisitions in prior years. Excluding the Reciprocal Exchanges these reductions in loss reserves were $19.1 million and $7.2 million, respectively, for 2013 and 2012. The Reciprocal Exchanges had reductions in loss reserves of nil for 2013 and $2.5 million for 2012.

Loss and loss adjustment expense reserves. The reserving process for loss and LAE reserves provides management’s best estimate at a particular point in time of the ultimate unpaid cost of all losses and LAE incurred, including settlement and administration of losses, and is based on facts and circumstances then known and including losses that have been incurred but not yet reported. The process includes using actuarial methodologies to assist in establishing these estimates, judgments relative to estimates of future claims severity and frequency, the length of time before losses will develop to their ultimate level and the possible changes in the law and other external factors that are often beyond our control. There are various actuarial methods that are appropriate for the different lines of business, and our actuaries’ use of a particular method or weighting of methods depends in part on the maturity of each accident year by line of business, the limits of liability covered under the policies, the presence or absence of large claims in the experience, and other considerations. In general, the various actuarial methods can be grouped into three categories: loss ratio projection, loss development methods, and the Bornhuetter-Ferguson (“B-F”) method. For the most recent accident year, and especially for liability lines of business, the actuarial method given the most weight is usually the loss ratio method, since the percentage of ultimate claims reported to date is expected to be low and the immature reported claims experience is not a reliable indicator of ultimate losses for that accident year. For property lines of business for the most recent accident year, the B-F method is usually given the most weight, because experience typically shows that there is a small percentage of claims reported in the subsequent period due to normal lags in reporting and processing of claims in these lines of business that can be relatively reliably estimated as a percentage of premiums, which is reflected in the B-F method. For each line of business, the actuarial reserving method usually given the most weight shifts from the loss ratio projection to the B-F method to the incurred loss projection as each accident year matures.

This process helps management set carried loss reserves based upon the actuaries’ best estimates, using estimates made by segment, product or line of business, territory, and accident year. The actuaries also separately estimate loss reserves from LAE reserves and within LAE reserves estimates are made for defense and cost containment expenses or Allocated Loss Adjustment Expenses (“ALAE”) and for other claims adjusting expenses or Unallocated Loss Adjustment Expenses (“ULAE”). The amount of loss and LAE reserves for reported claims is a matter of judgment based primarily upon a case-by-case evaluation of coverage, liability, injury severity, and any other information considered pertinent to estimating the exposure presented by the claim. The amounts of loss and LAE reserves for unreported claims are determined using historical information by line of business as adjusted to current conditions. Due to the inherent uncertainty associated with the reserving process, the ultimate liability may differ, perhaps substantially, from the original estimate. Such estimates are regularly reviewed and updated, and any resulting adjustments are included in the current year’s results. Reserves are closely monitored and are recomputed periodically using the most recent information on reported claims and a variety of statistical techniques. Specifically, on at least a quarterly basis, we review, by line of business, existing reserves, new claims, changes to existing case reserves and paid losses with respect to the current and prior years. See “Business—Loss and Loss Adjustment Expense Reserves” for additional information regarding our loss and LAE reserves.

We segregate our data for estimating loss reserves. The property lines include Fire and Allied Lines, Homeowners-property, Commercial Multi-peril Property and Automobile Physical Damage. The casualty lines include Homeowners-liability, Commercial Multi-peril Liability, Other Liability, Workers’ Compensation, Commercial Automobile Liability, and Personal

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Automobile Liability. Commercial Insurance segment reserves are estimated separately from Personal Insurance segment reserves. For the Commercial Insurance segment we analyze reserves by line of business and, where appropriate, by program. Within the Personal Insurance segment, we estimate loss and loss expenses reserves separately for the Reciprocal Exchanges, which we manage, and for our owned companies. We utilize line of business breakdowns and, where appropriate, analyze results separately by state.

Two key assumptions that materially impact the estimate of loss reserves are the loss ratio estimate for the current accident year and the loss development factor selections for all accident years. The loss ratio estimate for the current accident year is selected after reviewing historical accident year loss ratios adjusted for rate and price changes, trend, mix of business, and other factors. In addition, as the year matures and, depending upon the line of business, we utilize B-F methods or loss development methods for the current accident year.

In most cases, our data are sufficiently credible to determine loss development factors utilizing our own data. In some cases, we supplement our own loss development experience with industry data and utilize historical loss development experience for particular books of business, programs or treaties obtained from our sources. The loss development factors are reviewed at least annually, and whenever there is a significant change in the underlying business. Each quarter we test the loss development by analyzing actual emerging claims compared to expected development.

Because of the nature of the business historically written, the Company’s management believes that the Company has limited exposure to environmental claim liabilities.

We estimate ALAE reserves separately for claims that are defended by in-house attorneys, claims that are handled by other attorneys that are not employees, and miscellaneous ALAE costs such as investigators, witness fees and court costs.

For claims that are defended by in-house attorneys, we attribute to each of these claims a fixed fee for defense work. We allocate to each of these litigated claims 50% of the fixed fee when litigation on a particular claim begins and 50% of the fee when the litigation is closed. The fee is adjusted periodically to reimburse our in-house legal department for all their costs.

We determine ULAE reserves by applying a paid-to-paid ratio to the case and IBNR reserves by line of business. The paid-to-paid ratio is based on the ratio of ULAE payments to loss and ALAE payments for last three calendar years. For some types of claims and for some programs where we utilize third-party administrators (“TPA”) to adjust claims, we pay them fees which are included in ULAE. In some cases, we arrange for fixed percentages of premiums earned to be the fee for claims administration, and in other cases we arrange for fixed fees per claim or hourly charges for ULAE services. The reserves for ULAE for these situations is estimated based upon the particular arrangement for these types of claims by product or program.

Note 11—Shareholders’ Equity

Shares of Common Stock Issued

As previously discussed in “Note 3 – Canopius Merger Transaction”, the Canopius Merger Transaction was accounted for as a reverse acquisition with TGI treated as the accounting acquirer. Accordingly, Tower’s historical common stock balance immediately prior to the Merger is the historical common stock of TGI adjusted for the number of shares issued in the Canopius Merger Transaction by the Company to TGI shareholders (i.e., TGI’s outstanding shares immediately prior to the Canopius Merger Transaction multiplied by the conversion ratio of 1.1330).

Canopius Bermuda had 14,025,737 outstanding common shares outstanding on March 13, 2013 which were sold by Canopius Group to third-party investors in connection with the Canopius Merger Transaction.

For the years ended December 31, 2013 and 2012, 2,674 and no new common shares, respectively, were issued as the result of employee stock option exercises and 242,626 and 422,176 new common shares, for the same periods, respectively, were issued as the result of restricted stock grants.

For the years ended December 31, 2013 and 2012, 345,946 and 117,377 shares, respectively, of common stock were purchased from employees in connection with the vesting of restricted stock issued under the 2008 Long Term Equity Compensation Plan (the “Plan”). The shares were withheld at the direction of employees as permitted under the Plan in order to pay the expected

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

amount of tax liability owed by the employees from the vesting of those shares. In addition, for the years ended December 31, 2013 and 2012, 57,080 and 28,513 shares, respectively, of common stock were surrendered as a result of restricted stock forfeitures.

In connection with the Canopius Merger Transaction, all Treasury shares held by TGI as of the effective date of the Canopius Merger Transaction were cancelled. There were 55,471 Treasury shares of the Company held at December 31, 2013.

Share Repurchase Program

The Board of Directors of Tower approved a $100 million share repurchase program on March 3, 2011. This authorization was in addition to the $100 million share repurchase program approved on February 26, 2010. Purchases under both programs could be made from time to time in the open market or in privately negotiated transactions in accordance with applicable laws and regulations. In the year ended December 31, 2012, 1.2 million shares were purchased under these programs at an aggregate consideration of $21.0 million. The March 3, 2011 and February 26, 2010 share repurchase programs were terminated in March 2013.

Tower’s Board of Directors approved a $50 million share repurchase program on May 7, 2013. Purchases under this program can be made from time to time in the open market or in privately negotiated transactions in accordance with applicable laws and regulations. In 2013 no shares of common stock were purchased under this program.

Dividends Declared

On November 14, 2013, the Company announced that its Board of Directors determined that it would not declare and pay a dividend to shareholders in the fourth quarter of 2013. The Company paid quarterly dividends of $0.165 per share on February 28, 2013, June 21, 2013 and September 20, 2013.

The Company will not resume paying dividends in the near future even if the necessary financial conditions are met and if sufficient cash is available for distribution.

Note 12—Accumulated Other Comprehensive Income

The following table provides a summary of changes in accumulated other comprehensive income, by component, for year ended December 31, 2013, with all amounts reflected net of income taxes and noncontrolling interest:

($ in thousands)	Unrealized gains (losses) on available for sale securities	Gains (losses) on cash flow hedges	Cumulative translation adjustments	Total
Balance at December 31, 2012	$87,412	$(5,860)	$1,204	$82,756
Other comprehensive income before reclassifications, net of tax	(80,046)	(1,496)	(1,204)	(82,746)
Amounts reclassified from accumulated other comprehensive income, net of tax	(22,894)	3,377	-	(19,517)
Net current period other comprehensive income	(102,940)	1,881	(1,204)	(102,263)
Balance at December 31, 2013	$(15,528)	$(3,979)	$-	$(19,507)

The following provides a summary of the items that have been reclassified from accumulated other comprehensive income to net income in their entirety during the year ended December 31, 2013, including the line item on the consolidated statement of operations on which the impact is reflected. Unrealized gains (losses) on available for sale securities are reclassified from accumulated other comprehensive income when a security is sold or when a non-credit impairment is recorded. Gains (losses) on cash flow hedges are reclassified from accumulated other comprehensive income when the related hedged item (subordinated debentures floating rate interest payments) are recorded in the statement of operations.

($ in thousands)
Accumulated other comprehensive income components	Amounts reclassified from accumulated other comprehensive income	Affected line item in the consolidated statement of operations
Unrealized gains (losses) on available for sale securities	$(22,894)	Other net realized investment gains
	-	Income tax expense

	$(22,894)	Total net of income taxes

Gains (losses) on cash flow hedges interest rate swaps	$3,377	Interest expense
	-	Income tax expense

	$3,377	Total net of income taxes

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Note 13—Debt

The Company’s borrowings consisted of the following at December 31, 2013 and 2012:

	December 31, 2013		December 31, 2012
($ in thousands)	Carrying Value	Fair Value	Carrying Value	Fair Value
Credit facility	$-	$-	$70,000	$70,000
Convertible senior notes	147,712	129,525	144,673	152,063
Subordinated debentures	235,058	114,900	235,058	232,678
Total	$382,770	$244,425	$449,731	$454,741

The fair value of the convertible senior notes are determined utilizing recent transaction prices for these securities between third-party market participants and the fair value of the subordinated debentures are based on discounted cash flow analysis. The significant inputs used for fair value are considered Level 2 in the fair value hierarchy.

Aggregate Scheduled Maturities and Interest Expense

Aggregate scheduled maturities of the Company’s borrowings at December 31, 2013 are:

($ in thousands)
2014	$150,000	(a)
2033	20,620
2034	25,775
2035	13,403
2036	123,713
2037	51,547
	$385,058

(a) Amount reflected in balance sheet for convertible senior notes is net of unamortized original issue discount of $2.3 million

Total interest expense incurred, including interest expense on the funds held liabilities disclosed in “Note 9 – Reinsurance”, was $33.6 million, $32.6 million and $34.3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Subordinated Debentures

The Company and its wholly-owned subsidiaries have issued trust preferred securities through wholly-owned Delaware statutory business trusts. The trusts use the proceeds of the sale of the trust preferred securities and common securities that the Company acquired from the trusts to purchase junior subordinated debentures from the Company with terms that match the terms of the trust preferred securities. Interest on the junior subordinated debentures and the trust preferred securities is payable quarterly. In some cases, the interest rate is fixed for an initial period of five years after issuance and then floats with changes in the London Interbank Offered Rate (“LIBOR”) and in other cases the interest rate floats with LIBOR without any initial fixed-rate period. The principal terms, before any effects of interest rate swaps, of the outstanding trust preferred securities, including those which were assumed by the Company through acquisitions, are summarized in the following table:

($ in millions) Issue Date	Issuer	Maturity Date	Early Redemption	Interest Rate	Amount of Investment in Common Securities of Trust	Principal Amount of Junior Subordinated Debenture Issued to Trust
May 2003	Tower Group Statutory Trust I	May 2033	At our option at par on or after May 15, 2008	Three-month LIBOR plus 410 basis points	$0.3	$10.3
September 2003	Tower Group Statutory Trust II	September 2033	At our option at par on or after September 30, 2008	Three-month LIBOR plus 400 basis points	$0.3	$10.3
May 2004	Preserver Capital Trust I	May 2034	At our option at par on or after May 24, 2009	Three-month LIBOR plus 425 basis points	$0.4	$12.4
December 2004	Tower Group Statutory Trust III	December 2034	At our option at par on or after December 15, 2009	Three-month LIBOR plus 340 basis points	$0.4	$13.4
December 2004	Tower Group Statutory Trust IV	March 2035	At our option at par on or after March 15, 2010	Three-month LIBOR plus 340 basis points	$0.4	$13.4
March 2006	Tower Group Statutory Trust V	April 2036	At our option at par on or after April 7, 2011	Three-month LIBOR plus 330 basis points	$0.6	$20.6
January 2007	Tower Group Statutory Trust VI	March 2037	At our option at par on or after March 15, 2012	8.16% until March 14, 2012; three-month LIBOR plus 300 basis points thereafter	$0.6	$20.6
September 2007	CastlePoint Bermuda Capital Trust I	December 2037	At our option at par on or after December 15, 2012	8.39% until December 14, 2012; three-month LIBOR plus 350 basis points thereafter.	$0.9	$30.9
December 2006	CastlePoint Management Statutory Trust II	December 2036	At our option at par on or after December 15, 2011	Three-month LIBOR plus 350 basis points	$1.6	$51.6
December 2006	CastlePoint Management Statutory Trust I	December 2036	At our option at par on or after December 15, 2011	Three-month LIBOR plus 350 basis points	$1.6	$51.6
Total					$7.1	$235.1

Under the terms for all of the subordinated debentures, an event of default may occur upon:

•	non-payment of interest on the subordinated debentures, unless such non-payment is due to a valid extension of an interest payment period;

•	non-payment of all or any part of the principal of the subordinated debentures;

•	our failure to comply with the covenants or other provisions of the indentures or the subordinated debentures;

•	bankruptcy or liquidation of us or the trusts; or

•

If an event of default occurs and is continuing, the entire principal and the interest accrued on the affected subordinated debentures and junior subordinated debentures may be declared to be due and payable immediately.

Interest Rate Swaps

In October 2010, the Company entered into interest rate swap contracts (the “Swaps”) with $190 million notional value to manage interest costs and cash flows associated with the floating rate subordinated debentures. The Swaps have terms of five years. The majority of the Swaps is forward starting and become effective when the respective subordinated debentures change from fixed to floating rates and convert the subordinated debentures to fixed rates ranging from 5.1% to 5.9%. As of December 31, 2013 and 2012, the Swaps had a fair value of $6.1 million and $9.0 million, respectively, in a liability position and are reported in Other Liabilities.

The Company has designated and accounts for the Swaps as cash flow hedges. The Swaps are considered to have no ineffectiveness and changes in their fair values will be recorded in Accumulated Other Comprehensive Income (“AOCI”), net of tax. For the years ended December 31, 2013, 2012 and 2011, $3.4 million, $1.6 million and $0.4 million, respectively, was reclassified from AOCI to interest expense for the effects of the hedges. As of December 31, 2013 and 2012, the Company had collateral on deposit with the counterparty amounting to $6.3 million and $9.1 million, respectively, pursuant to its Credit Support Annex.

Credit Facility

On April 3, 2013, an increase in borrowing capacity up to $220 million became effective pursuant to the second amendment to the credit agreement and consent by and between TGI and Bank of America, N.A., as administrative agent for the lenders party to the credit agreement, dated as of November 26, 2012, and the limited waiver and amendment agreement, dated as of March 3, 2013. The increase in the Credit Facility was negotiated in the event that holders of the convertible senior notes put their bonds to Tower as a result of the Canopius Merger Transaction. This put option expired on April 26, 2013. This second amendment and consent also included (i) TGIL as a guarantor of TGI’s obligations under the credit facility and (ii) consent by the lenders to the change in control triggered by the completion of the Canopius Merger Transaction. The maturity date and borrowing fees were not changed in this amendment.

The credit facility contained customary covenants for facilities of this type, including restrictions on indebtedness and liens, limitations on mergers, dividends and the sale of assets, and requirements to maintain certain consolidated net worth, debt to capitalization ratios, minimum risk-based capital and minimum statutory surplus. The credit facility also provided for customary events of default, including failure to pay principal when due, failure to pay interest or fees within three days after becoming due, failure to comply with covenants, any representation or warranty made by TGI or the Company as a guarantor being false in any material respect, default under certain other indebtedness, certain insolvency or receivership events affecting the TGI or the Company as guarantor and its material subsidiaries, the occurrence of certain material judgments, or a change in control of the Company, and upon an event of default, the administrative agent (subject to the consent of the requisite percentage of the lenders) was able to immediately terminate the obligations to make loans and to issue letters of credit, declare the Company’s obligations

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

under the credit facility to become immediately due and payable, and require the Company to deposit in a collateral account cash collateral with a value equal to the then outstanding amount of the aggregate face amount of any outstanding letters of credit.

On December 13, 2013, TGI paid in full the $70.0 million outstanding on the bank credit facility and the bank credit facility has been terminated.

Convertible Senior Notes

In September 2010, TGI issued $150.0 million principal amount of 5.0% convertible senior notes (“the Notes”), which mature on September 15, 2014. Interest on the Notes is payable semi-annually in arrears on March 15 and September 15 of each year, commencing March 15, 2011. Holders may convert their Notes into cash or common shares, at TGI’s option, at any time on or after March 15, 2014 or earlier under certain circumstances determined by: (i) the market price of TGI’s stock, (ii) the trading price of the Notes, or (iii) the occurrence of specified corporate transactions. Upon conversion, the Company intends to settle its obligation either entirely or partially in cash.

The adjusted conversion rate at December 31, 2013 is 41.4269 shares of common stock per $1,000 principal amount of the Notes (equivalent to a conversion price of $24.14 per share), subject to further adjustment upon the occurrence of certain events, including the following: if Tower issues shares of common stock as a dividend or distribution on shares of the common stock, or if Tower effects a share split or share combination; if Tower issues to all or substantially all holders of common stock any rights, options or warrants entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the common stock at a price per share that is less than the average of the last reported sales price of the common stock for the ten consecutive trading day period ending on the date of announcement of such issuance; if Tower distributes shares of its capital stock, other indebtedness, other assets or property of Tower or rights, options or warrants to acquire capital stock or other securities of Tower, to all or substantially all holders of capital stock; if any cash dividend or distribution is made to all or substantially all holders of the common stock, other than a regular quarterly cash dividend that does not exceed $0.110 per share; if Tower makes a payment in respect of a tender offer or exchange offer for common stock, and the cash and value of any other consideration included in the payment per share of common stock exceeds the last reported sale price of the common stock on the trading day next succeeding the last day on which the tenders or exchange may be made.

The proceeds from the issuance of the Notes were allocated to the liability component and the embedded conversion option, or equity component. The equity component was reported as an adjustment to paid-in-capital, net of tax, and is reflected as an original issue discount (“OID”). The OID of $11.5 million and $5.0 million of deferred origination costs relating to the liability component are being amortized into interest expense over the term of the Notes. After considering the contractual interest payments and amortization of the original issue discount, the Notes’ effective interest rate is 7.2%. Transaction costs of $0.4 million associated with the equity component were netted with the equity component in paid-in-capital. Interest expense, including amortization of deferred origination costs, recognized on the Notes was $11.9 million for the year ended December 31, 2013.

The following table shows the amounts recorded for the Notes as of December 31, 2013 and 2012:

	December 31,
($ in thousands)	2013	2012
Liability component
Outstanding principal	$150,000	$150,000
Unamortized OID	(2,288)	(5,327)
Liability component	147,712	144,673
Equity component, net of tax	$7,469	$7,469

To the extent the market value per share of the Company’s common stock exceeds the conversion price, the Company will use the “treasury stock” method in calculating the dilutive effect on earnings per share.

Convertible Senior Notes Hedge and Warrant Transactions

In connection with the offering of the Notes, the Company also entered into convertible senior notes hedge transactions (the “Note Hedges” or “purchased call options”) and warrant transactions (the “Warrants”) with respect to its common stock with financial institutions. The Note Hedges and Warrants were intended generally to reduce the potential dilution of the Company’s common stock and to offset potential cash payments in excess of the principal of the Notes upon conversion. The Note Hedges and Warrants were separate transactions, entered into by the Company with the financial institutions, and were not part of the terms of the Notes.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

In March 2013, as a result of the Canopius Merger Transaction, the Company terminated the Note Hedges and Warrants. The Company received $2.4 million and paid $1.0 million to terminate the Note Hedges and Warrants, respectively. The effects of the terminations and an associated tax adjustment of $0.8 million were recorded directly to paid-in-capital in shareholders’ equity.

Note 14—Stock Based Compensation

2008 Long-Term Equity Compensation Plan (“2008 LTEP”)

In 2008, the Company’s Board of Directors adopted and its shareholders approved the 2008 LTEP, which amended and revised the 2004 Long-Term Equity Compensation Plan.

The 2008 LTEP provides for the granting of non-qualified stock options, incentive stock options (within the meaning of Section 422 of the Internal Revenue Code), stock appreciation rights (“SARs”), restricted stock and restricted stock unit awards, performance shares and other cash or share-based awards. The maximum amount of share-based awards authorized is 2,325,446 of which 73,441 are available for future grants as of December 31, 2013.

2013 Long-Term Incentive Plan (“2013 LTIP”)

The Compensation Committee of the Board of Directors has established, beginning in 2013 a new Long Term Incentive Plan (the “2013 LTIP”), to replace the Company’s existing 2008 Long Term Equity Compensation Plan. The 2013 LTIP was approved by the shareholders in May 2013. The maximum amount of share-based awards authorized is 2,150,000 of which 2,147,531 are available for future grants as of December 31, 2013.

Restricted Stock

The following table provides an analysis of restricted stock activity for the years ended December 31, 2013, 2012 and 2011 (historical share counts and fair values have been adjusted for the 1.1330 share conversion ratio, as discussed more fully in “Note 3 – Canopius Merger Transaction”):

	Year Ended December 31,
	2013		2012		2011
	Number of Shares	Weighted Average Grant Date Fair Value	Number of Shares	Weighted Average Grant Date Fair Value	Number of Shares	Weighted Average Grant Date Fair Value
Outstanding, January 1	1,015,902	$20.38	1,120,090	$20.69	670,366	$20.39
Granted	242,626	18.09	422,176	19.77	741,185	21.01
Vested	(965,862)	20.38	(497,851)	20.94	(270,115)	20.79
Forfeitures	(57,080)	17.22	(28,513)	20.69	(21,346)	20.84
Outstanding, December 31,	235,586	$17.98	1,015,902	$20.38	1,120,090	$20.69

On March 13, 2013, 525,548 shares vested as a result of the Canopius Merger Transaction.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Stock Options

The following table provides an analysis of stock option activity for the years ended December 31, 2013, 2012 and 2011 (historical share counts and fair values have been adjusted for the 1.1330 share conversion ratio, as discussed more fully in “Note 3 – Canopius Merger Transaction”). As of December 31, 2013, the exercise price for all stock options exceeds the December 31, 2013 common share price.

	Year Ended December 31,
	2013		2012		2011
	Number of Shares	Average Exercise Price	Number of Shares	Average Exercise Price	Number of Shares	Average Exercise Price
Outstanding, January 1	969,307	$17.78	969,307	$17.78	1,039,127	$17.66
Exercised	(2,674)	16.48	-	-	(39,215)	9.48
Forfeitures and expirations	(10,829)	20.19	-	-	(30,605)	24.35
Outstanding, December 31	955,804	$17.75	969,307	$17.78	969,307	$17.78
Exercisable, December 31	955,804	$17.75	969,307	$17.78	969,307	$17.78

All options outstanding as of December 31, 2013 are fully exercisable as shown on the following table:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number of Shares	Average Remaining Contractual Life (Years)	Average Exercise Price	Number of Shares	Average Exercise Price
$10.01 - $20.00	769,833	2.6	$16.32	769,833	$16.32
$20.01 - $30.00	183,857	4.1	23.60	183,857	23.60
$30.01 - $40.00	2,114	1.1	30.35	2,114	30.35
Total Options	955,804	2.9	$17.75	955,804	$17.75

The fair value of the options granted to replace the CastlePoint options was estimated using the Black-Scholes pricing model as of February 5, 2009, the date of conversion from CastlePoint stock options to the Company’s stock options, with the following weighted average assumptions: risk free interest rate of 1.46% to 1.83%, dividend yield of 0.8%, volatility factors of the expected market price of the Company’s common stock of 43.8% to 45.3%, and a weighted-average expected life of the options of 3.3 to 5.3 years.

The fair value of the options granted to replace the SUA options was estimated using the Black-Scholes pricing model as of November 13, 2009, the date of conversion from SUA stock options to the Company’s stock options, with the following weighted average assumptions: risk free interest rate of 1.66%, dividend yield of 1.2%, volatility factors of the expected market price of the Company’s common stock of 43.8%, and a weighted-average expected life of the options of 1.4 years.

The fair value measurement objective of the relevant GAAP guidance is achieved using the Black-Scholes model as the model (a) is applied in a manner consistent with the fair value measurement objective and other requirements of GAAP, (b) is based on established principles of financial economic theory and generally applied in that field and (c) reflects all substantive characteristics of the instrument.

Stock Based Compensation Expense

The following table provides an analysis of stock based compensation expense for the years ended December 31, 2013, 2012 and 2011:

	Year Ended December 31,
($ in thousands)	2013	2012	2011
Restricted stock
Expense, net of tax	$8,577	$6,043	$6,126
Value of shares vested	21,278	9,485	5,622
Value of unvested shares	796	15,967	19,940
Stock options
Expense, net of tax	-	-	105
Intrinsic value of outstanding options	-	1,149	1,150
Intrinsic value of vested outstanding options	-	1,149	1,150
Unrecognized compensation expense
Unvested restricted stock, net of tax	851	8,262	9,617
Weighted average years expense will be recognized	3.2	2.1	2.3

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Note 15—Income Taxes

Under current Bermuda Law the Company is not required to pay any taxes on Bermuda based income or capital gains. The Company has received an undertaking from the Minister of Finance in Bermuda that in the event of such taxes being imposed, the Company will be exempted from taxation until the year 2035 pursuant to the Bermuda Exempted Undertakings Tax Protection Act of 1966. The Company’s United States-based subsidiaries are subject to federal, state and local taxes, as applicable, on income and capital gains earned by those subsidiaries.

The Company and TRL, its Bermuda reinsurance subsidiary, are deemed to have permanent establishments in Bermuda. The Bermuda companies have not and do not expect to be engaged in the conduct of a trade or business in the U.S. All transactions between Tower’s U.S.-based subsidiaries and the Bermuda companies are subject to transfer pricing rules. The Company has executed certain reinsurance treaties and service agreements between its U.S.-based subsidiaries and TRL and management believes these arrangements to be conducted at current market rates and in accordance with transfer pricing rules.

TGI files a consolidated Federal income tax return. The Reciprocal Exchanges are not included in TGI’s consolidated tax return as TGI does not have an ownership interest in the Reciprocal Exchanges, and they are not a part of the consolidated tax sharing agreement.

The provision for Federal, state and local income taxes consist of the following components for the years ended December 31, 2013, 2012 and 2011:

	Year ended December 31,
	2013			2012			2011
($ in thousands)	Tower	Reciprocal Exchanges	Total	Tower	Reciprocal Exchanges	Total	Tower	Reciprocal Exchanges	Total
Current Federal income tax expense (benefit)	$3,000	$132	$3,132	$(17,400)	$593	$(16,807)	$6,951	$1,510	$8,461
Current state income tax expense (benefit)	553	-	553	200	-	200	(257)	-	(257)
Deferred Federal and state income tax (benefit)	5,285	(539)	4,747	(9,872)	(2,620)	(12,492)	4,175	1,672	5,847
Provision for income taxes	$8,838	$(407)	$8,431	$(27,072)	$(2,027)	$(29,099)	$10,869	$3,182	$14,051

Deferred tax assets and liabilities are determined using the enacted tax rates applicable to the period the temporary differences are expected to be recovered. Accordingly, the current period income tax provision can be affected by the enactment of new tax rates. The net deferred income taxes on the balance sheet reflect temporary differences between the carrying amounts of the assets and liabilities for financial reporting purposes and income tax purposes. Significant components of the consolidated deferred tax assets and liabilities are as follows:

	December 31,
	2013			2012
($ in thousands)	Tower	Reciprocal Exchanges	Total	Tower	Reciprocal Exchanges	Total
Deferred tax assets:
Claims reserve discount	$26,994	$1,554	$28,548	$44,528	$1,747	$46,275
Unearned premium	22,614	5,819	28,433	55,134	5,928	61,062
Equity compensation plans	3,627	-	3,627	6,072	-	6,072
Net operating loss carryforwards	161,884	11,175	173,059	32,584	4,830	37,414
Convertible senior note and note hedge OID	-	-	-	618	-	618
AMT credits	2,008	611	2,619	1,846	508	2,354
Fair value of interest rate swap	2,123	-	2,123	3,155	-	3,155
Bad debt reserves	5,793	265	6,058	5,793	22	5,815
Deferred rent	1,977	-	1,977	1,905	-	1,905
Accrued interest from foreign affiliate	2,199	-	2,199	3,710	-	3,710
Adjustment on Retroactive Reinsurance	42,882	-	42,882	-	-	-
Depreciation and amortization	18,574	-	18,574	-	-	-
Other	2,052	1,754	3,806	-	1,008	1,008
Total gross deferred tax assets	292,727	21,178	313,905	155,345	14,043	169,388
Less: valuation allowance	275,332	17,593	292,925	2,258	4,726	6,984
Total deferred tax assets	17,395	3,585	20,980	153,087	9,317	162,404
Deferred tax liabilities:
Deferred acquisition costs net of deferred ceding commission revenue	11,010	3,319	14,329	59,387	3,864	63,251
Convertible senior note and note hedge OID	2,163	-	2,163	-	-	-
Depreciation and amortization	-	2,155	2,155	46,025	2,357	48,382
Net unrealized appreciation of securities	12,030	967	12,997	46,953	5,791	52,744
Surplus notes	2,519	16,325	18,844	1,800	17,024	18,824
Unconsolidated affiliate	-	-	-	3,843	-	3,843
Other	-	-	-	123	-	123
Total deferred tax liabilities	27,722	22,766	50,488	158,131	29,036	187,167
Net deferred income tax asset (liability)	$(10,327)	$(19,181)	$(29,508)	$(5,044)	$(19,719)	$(24,763)

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

In assessing the valuation of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

During the year ended December 31, 2013, Tower’s U.S. taxed subsidiaries (excluding the Reciprocal Exchanges) recognized pre-tax losses of approximately $901.4 million. This resulted in $161.9 million of net operating loss carryforwards in ($161.2 million federal NOL and $0.7 million state NOL) the deferred tax inventory and a net deferred tax asset, before any valuation allowance, of $265.0 million (excluding the Reciprocal Exchanges) as of December 31, 2013. Including the Reciprocal Exchanges, the net deferred tax asset, before any valuation allowance, was $263.4 million.

At December 31, 2013, a full valuation allowance was recorded against the deferred tax assets. For the year ended December 31, 2013, $240.6 million of the valuation allowance was recorded in income tax expense (benefit) in the statement of operations and $32.5 million was recorded in other comprehensive income as a direct charge to shareholder’s equity ($33.7 million as a component of accumulated other comprehensive income and $(1.2) million as a component of additional paid in capital).

Management in its judgment concluded that a full valuation allowance was required for Tower’s U.S. taxed subsidiaries after its consideration of the cumulative three-year pre-tax loss in its U.S. taxed subsidiaries resulting from certain second quarter 2013 events and the 2012 pre-tax loss of $61.3 million. In the second quarter of 2013, the following items contributed significantly to pre-tax losses in Tower’s U.S. taxed subsidiaries: (i) $325.6 million of prior year reserve increases were recorded, of which $149.7 million related to Tower’s U.S. taxed subsidiaries, and (ii) a $214.0 million goodwill impairment charge, of which $185.9 million related to Tower’s U.S. taxed subsidiaries. Management believes that the negative evidence associated with the realizability of its net deferred tax asset, including the cumulative three-year pre-tax loss, the prior year adverse reserve development recorded in 2012 and 2013, and the effects of Hurricane Irene in 2011 and Superstorm Sandy in 2012 outweighed the positive evidence that the deferred tax assets, including the net operating loss carryforward, would be realized, and recorded the full valuation allowance. As of December 31, 2013, management continues to believe the negative evidence outweighs the positive evidence.

The United States also imposes an excise tax on insurance and reinsurance premiums paid to non-U.S. insurers or reinsurers with respect to risks located in the United States. The rates of tax, unless reduced by an applicable U.S. tax treaty, are four percent for non-life insurance premiums and one percent for life insurance and all reinsurance premiums. The Company incurs federal excise taxes on certain of its reinsurance transactions, including amounts ceded through intercompany transactions. Tower incurred $8.3 million of federal excise tax in 2013.

Section 382 of the Internal Revenue Code (“Section 382”) imposes annual limitations on the ability of a corporation to utilize its net operating tax loss carryforwards (“NOLs”) if the corporation experiences an “ownership change” as defined in Section 382. We will perform a Section 382 limitation calculation to determine whether any changes in ownership during 2013, including changes in ownership resulting from the merger with Canopius, caused an “ownership change” that would result in an annual limitation under Section 382. As of December 31, 2013, the Tower NOL totaled $460.6 million, and the NOLs will expire in years 2019 through 2032.

Preserver Group, Inc. (“PGI”), acquired by the Company in 2007, and CastlePoint, acquired by the Company in 2009, had NOLs at the time of the acquisitions of $43.7 million and $17.4 million, respectively. As a result of the acquisitions, those NOLs of PGI and CastlePoint are subject to annual limitations of $2.8 million and $11.1 million, respectively. Any unused annual limitation may be carried over to later years. The PGI and CastlePoint NOLs will expire in years 2025 through 2029.

Additionally, Tower and the Reciprocal Exchanges have an AMT credit of $2.6 million that can be carried over indefinitely.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

As of December 31, 2013 and 2012, the Company had no material uncertain tax positions and no adjustments to liabilities or operations were required.

The Internal Revenue Service performed an audit of The Company’s 2006 and 2007 tax years and closed these audits in 2011 with no changes. Additionally, in 2011 the IRS performed an audit of CastlePoint and subsidiary’s federal income tax return for the period ended February 2009 and closed this audit with no changes. CastlePoint’s federal excise tax for the 2009 and 2010 tax years were examined by the IRS in 2012. This audit was closed in 2012 with no changes. One of the Reciprocal Exchanges was under an IRS excise tax examination for the 2011 tax year. This audit closed in 2013 with no changes. The 2008 and 2009 years closed by statute. At the end of March 2014, the IRS notified the Company that its 2010, 2011 and 2012 tax returns were selected for examination.

The provision for Federal income taxes incurred is different from that which would be obtained by applying the Federal income tax rate to net income before taxes. The items causing this difference at the consolidated level are as follows:

	Year Ended December 31,
	2013			2012			2011
($ in thousands)	Tower	Reciprocal Exchanges	Total	Tower	Reciprocal Exchanges	Total	Tower	Reciprocal Exchanges	Total
Federal income tax expense at
U.S. statutory rate	$(326,239)	$(7,075)	$(333,314)	$(21,458)	$99	$(21,359)	$19,161	$4,820	$23,981
Rate differential on Non U.S. Operations	10,746	-	10,746	-	-	-	-	-	-
Tax exempt interest	(4,476)	(397)	(4,873)	(7,374)	(901)	(8,275)	(6,823)	(418)	(7,241)
State income taxes net of			-
Federal benefit	359	-	359	130	-	130	488	-	488
Goodwill Impairment	78,465	-	78,465	-	-	-	-	-	-
Acquisition related transaction costs	1,801	-	1,801	2,261	-	2,261	100	-	100
Prior period adjustment	1,408	(784)	624	(619)	(162)	(781)	207	-	207
Valuation Allowance	242,189	7,944	250,133	-	(1,072)	(1,072)	-	(1,757)	(1,757)
Other	4,585	(95)	4,490	(12)	9	(3)	(2,264)	537	(1,727)
Provision for income taxes	$8,838	$(407)	$8,431	$(27,072)	$(2,027)	$(29,099)	$10,869	$3,182	$14,051

Note 16—Employee Benefit Plans

The Company maintains a defined contribution Employee Pretax Savings Plan (401(k) Plan) for its employees. The Company matches 50% of each participant’s contribution up to 8% of the participant’s eligible contribution. The Company incurred $3.9 million, $3.6 million, and $3.2 million of expense in 2013, 2012 and 2011, respectively, related to the 401(k) Plan.

Supplemental Executive Retirement Plan (“SERP”)

The SERP is a non-qualified defined contribution plan that was established effective as of January 1, 2009 and is intended to enhance retirement benefits for the Company’s most senior executives and certain other key employees. Eligibility to participate in the SERP generally requires three years of prior employment with the Company for Executive Vice Presidents and Senior Vice Presidents and between five and 10 years of prior employment with the Company for other key employees. In 2013, all of the Named Executive Officers (“NEOs”), as well as certain other key executives selected at the discretion of the Compensation Committee, participated in the SERP. Subject to the approval of the Compensation Committee, the Company may make annual contributions to the SERP on behalf of each participant. The SERP is a defined contribution plan and a target benefit level cannot be guaranteed. For all participants, the amount of the annual contribution is presently equal to 5.0% of their annual cash compensation. In general, Company contributions for each participant remain unvested until such participant has completed 10 years of service with the Company, and vest in full upon completion of 10 years of service. However, as a result of the change in control provision as part of the Canopius Merger Transaction in Q1 2013, all previous Company contributions vested at that time. The Compensation Committee has discretion to terminate the SERP at any time or to adjust upward or downward the level of the Company’s contribution each year.

Note 17—Contingencies

On August 20, 2013, Robert P. Lang, a purported shareholder of Tower Group International Ltd. (“Tower”), filed a purported class action complaint (the “Lang Complaint”) against Tower and certain of its current and former officers in the United States District Court for the Southern District of New York. The Lang Complaint purports to be asserted on behalf of a class of persons who purchased Tower stock between July 30, 2012 and August 8, 2013. The Lang Complaint alleges that Tower and certain of its current and former officers violated federal securities laws and seeks unspecified damages. On September 3, 2013, a second purported shareholder class action complaint was filed by Dennis Feighay, another purported Tower shareholder, containing similar allegations to those set forth in the Lang Complaint (the “Feighay Complaint”). The Feighay Complaint purports to be

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

asserted on behalf of a class of persons who purchased Tower stock between May 9, 2011 and August 7, 2013. On October 4, 2013, a third complaint was filed by Sanju Sharma (the “Sharma Complaint”). The Sharma Complaint names as defendants Tower and certain of its current and former officers, and purports to be asserted on behalf of a plaintiff class who purchased Tower stock between May 10, 2011 and September 17, 2013. On October 18, 2013, an amended complaint was filed in the Sharma case (the “Sharma Amended Complaint”). The Sharma Amended Complaint alleges additional false and misleading statements, and purports to be asserted on behalf of a plaintiff class who purchased Tower stock between March 1, 2011 and October 7, 2013. On October 21, 2013, a number of motions were filed seeking to consolidate the shareholder class actions into one matter and for appointment of a lead plaintiff. The Company believes that it is not probable that the Lang and Feighay Complaints and the Sharma Amended Complaint will result in a loss, and if they would result in a loss, that the amount of any such loss cannot reasonably be estimated.

On October 18, 2013, Cinium Financial Services Corporation (“Cinium”) and certain other affiliated parties (collectively, “Plaintiffs”) commenced an action against, among others, Tower, CastlePoint Insurance Company (“CastlePoint”), an indirect wholly owned subsidiary of Tower, and certain officers of Tower (the “New York Action”) in New York State Supreme Court. CastlePoint is a party to a Securityholders’ Agreement, dated as of June 14, 2012 (the “Securityholders’ Agreement”), among certain parties including Plaintiffs, and is also the holder of a senior note issued by Cinium dated May 15, 2012 that is convertible into shares of Cinium common stock (the “Senior Note”). On October 29, 2013, Plaintiffs filed a complaint which revised their initial pleading (the “Complaint”). Plaintiffs seek, among other things, (i) a declaratory judgment that CastlePoint has no right to exercise any control over Cinium under the Securityholders’ Agreement or to convert the Senior Note without prior regulatory approval; (ii) rescission of the Senior Note and Securityholders’ Agreement based on alleged fraudulent misrepresentations by Tower at the time these agreements were entered into; and (iii) damages of $150 million for alleged breach of fiduciary duties to Cinium and its shareholders by certain directors, and for alleged lender liability and fraudulent misrepresentation by the Company.

On April 22, 2014, counsel for Plaintiffs notified counsel for Defendants of its intent to file a stipulation of discontinuance without prejudice of the New York Action within thirty days.

Tower received a document request from the U.S. Securities and Exchange Commission (the “SEC”) dated January 13, 2014, as part of an informal inquiry (the “SEC Request”). The SEC Request asks for documents related to Tower’s financial statements, accounting policies, and analysis. Tower is cooperating with the SEC’s inquiry and has provided the requested information.

On January 14, 2014, Derek Wilson, a purported shareholder of Tower, filed a purported class action complaint (the “Wilson Complaint”) against Tower, certain of its current and former directors, ACP Re Ltd. (“ACP Re”), London Acquisition Company Limited (“Merger Sub”), and AmTrust Financial Services, Inc. (“AmTrust”) in the United States District Court for the Southern District of New York. The Wilson Complaint alleges that the members of the Company’s Board of Directors breached their fiduciary duties owed to the shareholders of Tower under Bermuda law by approving Tower’s entry into the ACP Re Merger Agreement and failing to take steps to maximize the value of Tower to its public shareholders, and that Tower, ACP Re, Merger Sub, and AmTrust aided and abetted such breaches of fiduciary duties. The Wilson Complaint also alleges, among other things, that the proposed transaction undervalues Tower, that the process leading up to the ACP Re Merger Agreement was flawed, and that certain provisions of the ACP Re Merger Agreement improperly favor ACP Re and discourage competing offers for the Company. The Wilson Complaint further alleges oppressive conduct against Tower’s shareholders in violation of Bermuda law. The Wilson Complaint seeks, among other things, declaratory and injunctive relief concerning the alleged fiduciary breaches, injunctive relief prohibiting the defendants from consummating the proposed transaction, rescission of the ACP Re Merger Agreement to the extent already implemented, and other forms of equitable relief. On February 27, 2014, the same shareholder filed an amended complaint alleging, in addition, that the defendants disseminated a materially false and misleading preliminary proxy statement regarding the ACP Re Merger Agreement in violation of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder (the “Wilson Amended Complaint”).

On March 3, 2014, another purported shareholder filed a purported class action complaint against the Company, certain of its current and former officers and directors, ACP Re, Merger Sub, and AmTrust, also in the United States District Court for the Southern District of New York (the “Raul Complaint”). The Raul Complaint alleges that the defendants disseminated a materially false and misleading preliminary proxy statement regarding the ACP Re Merger Agreement in violation of sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9.

On March 24, 2014, two purported shareholders of the Company filed a purported class action and shareholder derivative complaint against the Company, certain of its current and former officers and directors, and Tower Group, Inc., in the Supreme Court of the State of New York, County of New York (the “Bekkerman Complaint” and, together with the Wilson Amended Complaint and the Raul Complaint, the “Merger Complaints”). The Bekkerman Complaint alleges, among other things, that the members of the Company’s board of directors breached their fiduciary duties owed to the shareholders of the Company by failing to exercise appropriate oversight over the conduct of the Company’s business, awarding Michael Lee excessive compensation, approving the Company’s entry into the ACP Re Merger Agreement, failing to take steps to maximize the value of the Company

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

to its public shareholders, and misrepresenting or omitting material information in connection with the proposed transaction, and that the Company and Tower Group, Inc., aided and abetted such breaches of fiduciary duties. The Bekkerman Complaint also alleges, among other things, that Lee was unjustly enriched as a result of the compensation he received while allegedly breaching his fiduciary duties and by selling stock while in the possession of material, adverse, non-public information. The Bekkerman Complaint seeks, among other things, an award of money damages, declaratory and injunctive relief concerning the alleged fiduciary breaches, injunctive relief prohibiting the defendants from consummating the proposed transaction, rescission of the ACP Re Merger Agreement to the extent already implemented, and other forms of equitable relief.

The Company believes that it is not probable that the Merger Complaints will result in a loss, and if they would result in a loss, that the amount of any such loss cannot reasonably be estimated.

From time to time, the Company is involved in other various legal proceedings in the ordinary course of business. The Company does not believe that the resolution of any currently pending legal proceedings, either individually or taken as a whole, will have a material adverse effect on its business, results of operations or financial condition.

Leases

The Company has various lease agreements for office space, furniture and equipment. The terms of the office space lease agreements provide for annual rental increases and certain lease incentives including initial free rent periods and cash allowances for leasehold improvements.

The Company amortizes scheduled annual rental increases and lease incentives ratably over the term of the lease. The Company’s future minimum lease payments are as follows:

($ in thousands)	Operating Leases	Capital Leases	Total
2014	$10,463	$12,557	$23,020
2015	10,397	14,823	25,220
2016	10,398	3,371	13,769
2017	9,142	1,787	10,929
2018	8,850	640	9,490
Thereafter	26,761	-	26,761
	$76,011	$33,178	$109,189

Total rental expense was $10.4 million, $9.7 million and $11.1 million in 2013, 2012 and 2011, respectively.

Assessments

Tower’s insurance subsidiaries are also required to participate in various mandatory insurance facilities or in funding mandatory pools, which are generally designed to provide insurance coverage for consumers who are unable to obtain insurance in the voluntary insurance market. The insurance subsidiaries are subject to assessments in New York, Florida, New Jersey, Georgia, California and other states for various purposes, including the provision of funds necessary to fund the operations of the New York Insurance Department and the New York Property/Casualty Insurance Security Fund, which pays covered claims under certain policies provided by impaired, insolvent or failed insurance companies and various funds administered by the New York Workers’ Compensation Board, which pays covered claims under certain policies provided by impaired, insolvent or failed insurance companies.

The Company paid $4.9 million, $4.8 million and $5.1 million in 2013, 2012 and 2011, respectively, for its proportional share of the operating expenses of the New York Insurance Department. Property casualty insurance company insolvencies or failures may result in additional security fund assessments to the Company at some future date. At this time the Company is unable to estimate the possible amounts, if any, of such assessments. Accordingly, the Company is unable to determine the impact, if any; such assessments may have on financial position or results of operations of the Company. The Company is permitted to assess premium surcharges on workers’ compensation policies that are based on statutorily enacted rates. Actual assessments have resulted in differences to the original estimates based on permitted surcharges of $1.1 million in 2011. The Company estimates its liability for future assessments based on actual written premiums and historical rates and available information. As of December 31, 2013, the liability for the various workers’ compensation funds, which includes amounts assessed on workers’ compensation policies, was $10.3 million. This amount is expected to be paid over an eighteen month period ending June 30, 2015. As of December 31, 2012 the liability for the various workers’ compensation funds was $7.5 million.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Note 18—Statutory Financial Information and Accounting Policies

United States

For regulatory purposes, the Company’s U.S.-based insurance subsidiaries, excluding the Reciprocal Exchanges, prepare their statutory basis financial statements in accordance with practices prescribed or permitted by the state they are domiciled in (“statutory basis” or “SAP”). The more significant SAP variances from GAAP are as follows:

•	Policy acquisition costs are charged to operations in the year such costs are incurred, rather than being deferred and amortized as premiums are earned over the terms of the policies.

•

Ceding commission revenues are earned when ceded premiums are written except for ceding commission revenues in excess of anticipated acquisition costs, which are deferred and amortized as ceded premiums are earned. GAAP requires that all ceding commission revenues be earned as the underlying ceded premiums are earned over the term of the reinsurance agreements.

•	Certain assets including certain receivables, a portion of the net deferred tax asset, prepaid expenses and furniture and equipment are not admitted.

•

Investments in fixed-maturity securities are valued at NAIC value for statutory financial purposes, which is primarily amortized cost. GAAP requires investments in fixed-maturity securities classified as available for sale, to be reported at fair value.

•

For SAP purposes, changes in deferred income taxes relating to temporary differences between net income for financial reporting purposes and taxable income are recognized as a separate component of gains and losses in surplus rather than included in income tax expense or benefit as required under GAAP.

•

Investments in stocks of subsidiaries are carried as assets on the statutory basis balance sheet. Under GAAP, investments in stocks of subsidiaries are generally consolidated if the investor owns greater than fifty percent or otherwise demonstrates control of the subsidiary.

In preparing its statutory basis financial statements, the Company does not use any prescribed or permitted statutory accounting practices.

State insurance laws restrict the ability of our insurance subsidiaries to declare dividends. State insurance regulators require insurance companies to maintain specified levels of statutory capital and surplus. Generally, dividends may only be paid out of earned surplus, and the amount of an insurer’s surplus following payment of any dividends must be reasonable in relation to the insurer’s outstanding liabilities and adequate to meet its financial needs. Further, prior approval of the insurance department of its state of domicile is required before any of our insurance subsidiaries can declare and pay an “extraordinary dividend” to the Company.

For the years ended December 31, 2013, 2012 and 2011, the Company’s insurance subsidiaries had SAP net (loss) income of $(402.4) million, $ (42.3) million and $ 52.0 million, respectively. At December 31, 2013 and 2012 the Company’s insurance subsidiaries had reported SAP capital and surplus of $172.9 million and $594.2 million, respectively, as filed with the insurance regulators.

The Company is required to maintain minimum capital and surplus for each of its insurance subsidiaries.

U.S. based insurance companies are required to maintain capital and surplus above Company Action Level, which is a calculated capital and surplus number using a risk-based formula adopted by the state insurance regulators. The basis for this formula is the National Association of Insurance Commissioners’ (“NAIC’s”) risk-based capital (“RBC”) system and is designed to measure the adequacy of a U.S. regulated insurer’s statutory capital and surplus compared to risks inherent in its business. If an insurance entity falls into Company Action Level, its management is required to submit a comprehensive financial plan that identifies the conditions that contributed to the financial condition. This plan must contain proposals to correct the financial problems and provide projections of the financial condition, both with and without the proposed corrections. The plan must also outline the key assumptions underlying the projections and identify the quality of, and problems associated with, the underlying business. Depending on the level of actual capital and surplus in comparison to the Company Action Level, the state insurance regulators could increase their regulatory oversight, restrict the placement of new business, or place the company under regulatory control. Bermuda based insurance entities minimum capital and surplus requirements are calculated from a solvency formula prescribed by the Bermuda Monetary Authority (the “BMA”).

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

The Company’s U.S.-based insurance subsidiaries paid zero, $10.2 million and $15.0 million in dividends and or return of capital to TGI in 2013, 2012 and 2011, respectively. As of December 31, 2013, none of the Company’s net statutory assets held at the U.S. insurance subsidiaries were available for distribution or advances to Tower (without prior consent from the insurance regulators).

Tower has in place several intercompany reinsurance transactions between its U.S. based insurance subsidiaries and its Bermuda based insurance subsidiaries. The U.S. based insurance subsidiaries have historically reinsured on a quota share basis obligations to CastlePoint Reinsurance Company (“CastlePoint Re”), one of its Bermuda based insurance subsidiaries. The 2013 obligations that CastlePoint Re assumes from the U.S. based insurance subsidiaries are then retroceded to TRL, Tower’s other Bermuda based insurance subsidiary. In addition, CastlePoint Re also entered into a loss portfolio transaction with TRL where its reserves associated with the U.S. insurance subsidiary business for underwriting years prior to 2013 were all transferred to TRL. CastlePoint Re is required to collateralize $648.9 million of its assumed reserves in a reinsurance trust for the benefit of TICNY, the lead pool company of the U.S. insurance companies. On February 5, 2014, the BMA approved the transfer of $167.3 million in unencumbered liquid assets from TRL to CastlePoint Re, allowing CastlePoint Re to increase the funding in the reinsurance trust for the benefit of TICNY. The New York State Department of Financial Services (the “NYDFS”) has confirmed this will be acceptable for the purpose of admitted surplus and capital on TICNY’s 2013 statutory basis financial statements. For the 2013 statutory basis financial statements, CastlePoint Re reported $581.7 million in its reinsurance trust.

Based on RBC calculations as of December 31, 2013, six of Tower’s ten U.S. based insurance subsidiaries have capital and surplus below Company Action Level and do not meet the minimum capital and surplus requirements of their respective state regulators. As a result, management has discussed the ACP Re Merger Agreement and the Cut-Through Reinsurance Agreement and provided its 2014 RBC forecasts to the regulators to document the Company’s business plan to bring two of three U.S based insurance subsidiaries’ capital and surplus levels above Company Action Level.

As a result of the recognition of the ceding commission relating to the Cut-Through Reinsurance Agreements executed with AmTrust and NGHC in January 2014, the U.S. based insurance subsidiaries’ capital and surplus will increase significantly from December 31, 2013 to January 1, 2014, as the U.S. based subsidiaries will transfer a significant portion of their commercial lines unearned premium to a subsidiary of AmTrust and all of their personal lines unearned premiums to a subsidiary of NGHC. Accordingly, as of January 1, 2014, the effect of the Cut-Through Reinsurance Agreements increased the surplus of two of the U.S. based insurance subsidiaries such that their capital and surplus levels exceeded Company Action Level.

In 2013, the NYDFS issued orders for seven of Tower’s insurance subsidiaries, subjecting them to heightened regulatory oversight, which includes providing the NYDFS with increased information with respect to the insurance subsidiaries’ business, operations and financial condition. In addition, the NYDFS has placed limitations on payments and transactions outside the ordinary course of business and material changes in the insurance subsidiaries’ management and related matters. Tower’s management and Board of Directors have held discussions with the NYDFS, and Tower has been complying with the orders and oversight.

On April 21, 2014, the NYDFS issued additional orders for two of Tower’s insurance subsidiaries instructing them to provide plans to address weaknesses in such insurance subsidiaries’ risk based capital levels as shown in their statutory annual financial statements, and imposing further enhanced reporting and prior approval requirements and limitations on writings of new business. On the same date, the NYDFS issued a letter pertaining to one of Tower’s insurance subsidiaries requiring the submission of a plan to address weaknesses in risk based capital levels.

The Massachusetts Division of Insurance (“MDOI”) and Tower management have agreed to certain restrictions on the operations of Tower’s two Massachusetts domiciled insurance subsidiaries. Tower management has agreed to cause these subsidiaries to provide the MDOI with increased information with respect to their business, operations and financial condition, as well as limitations on payments and transactions outside the ordinary course of business and material changes in their management and related matters.

The Maine Bureau of Insurance entered a Corrective Order imposing certain conditions on Maine domestic insurers York Insurance Company of Maine (“YICM”) and North East Insurance Company (“NEIC”). The Corrective Order imposes increased reporting obligations on YICM and NEIC with respect to business operations and financial condition and imposes restrictions on payments or other transfers of assets from YICM and NEIC outside the ordinary course of business.

On April 11, 2014, the New Jersey Department of Banking and Insurance imposed an enhanced reporting requirement on the intercompany transactions involving Tower’s two New Jersey domiciled insurance subsidiaries and Tower’s New Jersey managed insurer. Such companies are now required to submit for prior approval any transactions with affiliates, even transactions that would otherwise not be reportable under the applicable holding company act.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Dividends

U.S. state insurance regulations restrict the ability of our insurance subsidiaries to pay dividends to Tower Group International, Ltd. as their ultimate parent (the “Holding Company”). Generally dividends may only be paid out of earned surplus, and the amount of an insurer’s surplus following payment of any dividends must be reasonable in relation to the insurer’s outstanding liabilities and adequate to meet its financial needs. As of December 31, 2013, no dividends may be paid to the Holding Company without the approval of the state regulators or BMA, as appropriate.

Bermuda

CastlePoint Re and TRL are registered as a Class 3 reinsurer under The Insurance Act 1978 (Bermuda), amendments thereto and related regulations (the “Insurance Act”). Under the Insurance Act, CastlePoint Re and TRL are required to prepare Statutory Financial Statements and to file a Statutory Financial Return. The Insurance Act also requires CastlePoint Re and TRL to maintain minimum share capital and surplus, and it has met these requirements as of December 31, 2013.

For Bermuda registered companies, there are some differences between financial statements prepared in accordance with GAAP and those prepared on a Bermuda statutory basis. The more significant Bermuda SAP variances from GAAP are as follows:

•	Deferred policy acquisition costs have been fully expensed to income.

•	Prepaid expenses and fixed assets have been removed from the statutory balance sheet.

•	Investments in fixed-maturity securities are carried at amortized cost. GAAP requires investments in fixed-maturity securities classified as available for sale to be reported at fair value.

•	Deferred income taxes, intangible assets and goodwill are not included in the Bermuda statutory capital and surplus balances.

•

Investments in stocks of subsidiaries are carried as assets on the statutory basis balance sheet. Under GAAP, investments in stocks of subsidiaries are generally consolidated if the investor owns greater than fifty percent or otherwise demonstrates control of the subsidiary.

CastlePoint Re and TRL are also subject to dividend limitations imposed by Bermuda under the Companies Act 1981 of Bermuda, as amended (the “Companies Act”). As of December 31, 2013, CastlePoint Re and TRL were unable to pay dividends to Tower, without BMA approval.

Bermuda based insurance entities minimum capital and surplus requirements are calculated from a solvency formula prescribed by the BMA. As of December 31, 2013, TRL and CastlePoint Re had capital and surplus that did not meet the minimum capital and surplus requirements of the BMA. Management has discussed the ACP Re Merger Agreement and provided 2014 solvency forecasts to the BMA.

The TRL and CastlePoint Re capital and surplus amounts were $14.4 million and $(37.2) million, respectively. The CastlePoint Re negative surplus includes ($109.7) million of a deferred gain associated with retroactive accounting treatment on an intercompany retroactive reinsurance agreement between CastlePoint Re and TRL. This gain will be recognized as the underlying claims are paid on the losses reinsured by TRL. This deferred gain is eliminated in the preparation of the TGIL consolidated financial statements.

The BMA has issued directives for TRL and CastlePoint Re, subjecting them to heightened regulatory oversight and requiring BMA approval before certain transactions can be executed. Tower has been complying with the directives issued by the BMA.

For the year ended December 31, 2013, the Bermuda based insurers had statutory net income (loss) of $ (198.6) million and at December 31, 2013, had statutory surplus of $60.3 million. The statutory capital surplus amounts as of December 31, 2013 include $26.5 million from U.S.-based insurance subsidiaries that are owned by CastlePoint Re.

CastlePoint Re paid $22.0 million, $2.5 million and $20.0 million in dividends and/or return of capital to TGI in 2013, 2012 and 2011, respectively. As of December 31, 2013, none of the Company’s net statutory assets held at its Bermuda based insurance subsidiaries were available for distributions or advances to Tower.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Reciprocal Exchanges

The Reciprocal Exchanges prepare their statutory basis financial statements in accordance with SAP. The more significant SAP variances from GAAP are consistent with those discussed above for the U.S.-based insurance subsidiaries.

For the years ended December 31, 2013, 2012 and 2011, the Reciprocal Exchanges had combined SAP net income (loss) of $(8.8) million, $7.4 million and $16.5 million, respectively. At December 31, 2013 and 2012 the Reciprocal Exchanges had combined capital and surplus of $81.2 million and $91.4 million, respectively.

The Reciprocal Exchanges are required to maintain minimum capital and surplus. The minimum capital and surplus requirements were determined to be above Company Action Level. As of December 31, 2013 and 2012, the combined Company Action Level capital and surplus requirement for Adirondack was $34.5 million and $38.1 million, respectively. As of December 31, 2013 and 2012, the combined Company Action Level capital and surplus requirement for New Jersey Skylands was $11.2 million and $10.2 million, respectively.

The Reciprocal Exchanges are not owned by the Company, but managed through management agreements. Accordingly, the Reciprocal Exchanges’ net assets are not available to the Company. In addition, no dividends can be paid from the Reciprocal Exchanges to Tower.

Note 19—Fair Value of Financial Instruments

GAAP guidance requires all entities to disclose the fair value of financial instruments, both assets and liabilities recognized and not recognized in the balance sheet, for which it is practicable to estimate fair value. The Company uses the following methods and assumptions in estimating its fair value disclosures for financial instruments:

Fixed maturity and equity securities: Fair value disclosures for investments are included in “Note 6—Fair Value Measurements.”

Other invested assets: The fair value of securities which are reported under the fair value option are included in “Note 6—Fair Value Measurements.

Premiums receivable and reinsurance recoverable: The carrying values reported in the accompanying balance sheets for these financial instruments approximate their fair values. Premiums receivable and reinsurance recoverable are considered Level 3 pursuant to the fair value hierarchy due to the lack of available observable inputs for their valuation in the market.

Debt: Fair value disclosures for debt are included in “Note 13—Debt.” The Company uses a discounted cash flow model to fair value the subordinated debentures. Market quotes are used to fair value the senior convertible notes.

Reinsurance balances payable and funds held under reinsurance contracts: The carrying value reported in the balance sheet for these financial instruments approximates fair value. Reinsurance balances payable and funds held under reinsurance contracts are considered Level 3 pursuant to the fair value hierarchy due to the lack of available observable inputs for their valuation in the market.

Note 20—Earnings (loss) per Share

Undistributed net earnings (loss) (net income less dividends declared during the period) are allocated to both common stock and unvested share-based payment awards (“unvested restricted stock”). Because the common shareholders and unvested restricted shareholders share in dividends on a 1:1 basis, the earnings per share on undistributed earnings is equivalent, however, undistributed losses are allocated only to common share holders. Undistributed earnings are allocated to all outstanding share-based payment awards, including those for which the requisite service period is not expected to be rendered.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

The following table shows the computation of the earnings per share (historical earnings per share amounts have been adjusted for the 1.1330 share conversion ratio in connection with the Canopius Merger Transaction):

	Year Ended December 31,
(in thousands, except per share amounts)	2013	2012	2011
Numerator
Net income (loss) attributable to Tower Group International, Ltd.	$(942,616)	$(34,234)	$44,435
Less: Allocation of income for unvested participating restricted stock	-	-	(370)
Less: Dividends on unvested participating restricted stock	(262)	(686)	(679)
Net income available to common shareholders - Basic	(942,878)	(34,920)	43,386
Reallocation of income for unvested participating restricted stock	-	-	(1)
Net income (loss) available to common shareholders - Diluted	(942,878)	(34,920)	43,385
Denominator
Basic earnings per share denominator	54,297	42,902	45,226
Effect of dilutive securities:	-	-	111
Diluted earnings per share denominator	54,297	42,902	45,337
Earnings (loss) per share attributable to Tower shareholders - Basic
Common stock:
Distributed earnings	$0.50	$0.66	$0.61
Undistributed earnings	(17.86)	(1.47)	0.35
Total - Basic	(17.37)	(0.81)	0.96
Earnings (loss) per share attributable to Tower shareholders - Diluted	$(17.37)	$(0.81)	$0.96

The computation of diluted earnings (loss) per share excludes outstanding options and other common stock equivalents in periods where inclusion of such potential common stock instruments would be anti-dilutive. For the years ended December 31, 2013, 2012 and 2011, 955,800, zero and 166,700, respectively, options and other common stock equivalents to purchase Tower shares were excluded from the computation of diluted earnings (loss) per share because the exercise price of the options was greater than the average market price.

Note 21—Segment Information

The Personal Insurance segment, which includes the Reciprocal Exchanges and the management companies, reports the management fees earned by Tower from the Reciprocal Exchanges for underwriting, investment management and other services as a reduction to other underwriting expenses. The effects of these management fees between Tower and the Reciprocal Exchanges are eliminated in consolidation to derive consolidated net income. However, the management fee income is reported in net income attributable to Tower Group International, Ltd. and included in basic and diluted earnings (loss) per share.

Segment performance is evaluated based on segment profit, which excludes investment income, realized gains and losses, interest expense, income taxes and incidental corporate expenses. Assets, other than intangible assets and goodwill, are not allocated to segments because investments and assets other than intangible assets and goodwill are considered in total by management for decision-making purposes.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Business segments results are as follows:

	Year Ended December 31,
($ in thousands)	2013	2012	2011
Commercial Insurance Segment
Revenues
Premiums earned	$931,693	$1,104,551	$1,052,050
Ceding commission revenue	30,115	7,702	14,786
Policy billing fees	5,637	5,467	4,345
Total revenues	967,445	1,117,720	1,071,181
Expenses
Loss and loss adjustment expenses	1,185,627	859,707	740,754
Underwriting expenses	406,908	388,511	352,832
Total expenses	1,592,535	1,248,218	1,093,586

Underwriting profit (loss)	$(625,090)	$(130,498)	$(22,405)

Assumed Reinsurance Segment
Revenues
Premiums earned	$116,417	$120,015	$35,861
Ceding commission revenue	-	-	-
Total revenues	116,417	120,015	35,861
Expenses
Loss and loss adjustment expenses	41,474	52,975	17,456
Underwriting expenses	57,506	44,124	11,859
Total expenses	98,980	97,099	29,315

Underwriting profit (loss)	$17,437	$22,916	$6,546

Personal Insurance Segment
Revenues
Premiums earned	$464,805	$497,298	$505,939
Ceding commission revenue	51,267	24,633	19,182
Policy billing fees	6,662	7,148	6,189
Total revenues	522,734	529,079	531,310
Expenses
Loss and loss adjustment expenses	292,733	351,076	318,775
Underwriting expenses	249,779	228,289	218,463
Total expenses	542,512	579,365	537,238
Underwriting profit (loss)	$(19,778)	$(50,286)	$(5,928)
Tower	$6,083	$(31,450)	$(11,308)
Reciprocal Exchanges	(25,861)	(18,836)	5,380
Total underwriting profit (loss)	$(19,778)	$(50,286)	$(5,928)

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

The following table reconciles revenue by segment to consolidated revenues:

	Year Ended December 31,
($ in thousands)	2013	2012	2011
Commercial insurance segment	$967,445	$1,117,720	$1,071,181
Assumed reinsurance segment	116,417	120,015	35,861
Personal insurance segment	522,734	529,079	531,310
Total segment revenues	1,606,596	1,766,814	1,638,352
Net investment income	109,208	127,165	126,474
Net realized gains (losses) on investments, including other-than-temporary impairments	25,048	25,476	9,394
Insurance services revenue	1,150	3,420	1,570
Consolidated revenues	$1,742,002	$1,922,875	$1,775,790

The following table reconciles the results of the Company’s individual segments to consolidated income before income taxes:

	Year Ended December 31,
($ in thousands)	2013	2012	2011
Commercial insurance segment underwriting profit (loss)	$(625,090)	$(130,498)	$(22,405)
Assumed reinsurance segment underwriting profit (loss)	17,437	22,916	(6,546)
Personal insurance segment underwriting profit (loss)	(19,778)	(50,286)	(5,928)
Net investment income	109,208	127,165	126,474
Net realized gains (loss) on investments, including other-than-temporary impairments	25,048	25,476	9,394
Corporate expenses, and other income	(14,581)	(12,460)	(9,950)
Acquisition-related transaction costs	(21,322)	(9,229)	(360)
Interest expense	(33,594)	(32,630)	(34,290)
Goodwill and fixed asset impairment	(397,211)	-	-
Equity income in unconsolidated affiliate	6,962	(1,470)	-
Income (loss) before income taxes	$(952,921)	$(61,016)	$69,481

Note 22—Unaudited Quarterly Financial Information

The following table presents the unaudited quarterly financial information for the Company:

	2013
($ in thousands, except per share amounts)	First	Second (2)	Third (2) (3)	Fourth	Total
		(as revised)	(as revised)
Revenues	$476,483	$460,518	$478,881	$326,120	$1,742,002
Net Income (loss) attributable to Tower Group International, Ltd.	12,917	(515,847)	(348,053)	(91,633)	(942,616)
Net income (loss) per share attributable to Tower shareholders:
Basic (1)	$0.28	$(9.03)	$(6.09)	$(1.60)	$(17.37)
Diluted (1)	$0.28	$(9.03)	$(6.09)	$(1.60)	$(17.37)

	2012
	First	Second	Third	Fourth	Total
Revenues	$466,223	$506,392	$474,891	$475,369	$1,922,875
Net Income (loss) attributable to Tower Group International, Ltd.	19,166	(16,809)	21,629	(58,220)	(34,234)
Net income (loss)) per share attributable to Tower shareholders:
Basic (1)	$0.43	$(0.39)	$0.50	$(1.38)	$(0.81)
Diluted (1)	$0.43	$(0.39)	$0.50	$(1.38)	$(0.81)

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

(1)	Since the weighted-average shares for the quarters are calculated independently of the weighted-average shares for the year, quarterly earnings (loss) per share may not total to annual earnings per share. Earnings (loss) per share has been calculated using weighted-average shares that have been adjusted for the 1.1330 share conversion ratio resulting from the Canopius Merger Transaction.
(2)	Net Income (loss) attributable to Tower Group International, Ltd. and per share amounts have been revised from amounts previously reported to adjust for a correction in income tax expenses by $8.5 million in the second quarter of 2013 and $0.4 million in the third quarter of 2013. The Company adjusted the valuation allowance recorded on its deferred taxes. This correction included an adjustment to increase total liabilities by $8.5 million in second quarter of 2013. This correction resulted in a total increase to liabilities of $8.9 million and cumulative decrease in equity of $8.5 million by the third quarter of 2013. This correction had no impact to cash flows. Management concluded these revisions were not material to the previously reported financial statements.
(3)	Revenues have been revised from amounts previously reported to adjust for a correction in accounting for the Southport Quota Share. In the third quarter of 2013, management should have used deposit accounting. This correction resulted in greater net earned premiums of $46.1 million and less ceded commission revenue of $10.1 million, and additional loss and loss adjustment expense of $36.0 million. This correction had no impact to net income (loss). This correction also resulted in an adjustment to decrease total assets and total liabilities by $23.9 million. Cash flows provided by (used in) operating activities increased and Cash flows provided by (used in) financing activities decreased by $35.1 million in the third quarter of 2013. Management concluded these revisions were not material to the previously reported financial statements.

Note 23—Subsequent Events

Proposed Merger with ACP Re

On January 3, 2014, Tower entered into an Agreement and Plan of Merger (“ACP Re Merger Agreement”) with ACP Re Ltd. (“ACP Re”), and a wholly-owned subsidiary of ACP Re (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions therein, Merger Sub would merge with and into Tower, with Tower as the surviving corporation in the merger and a wholly owned subsidiary of ACP Re. The transaction would close in the summer of 2014, subject to the satisfaction or waiver of the closing conditions contained in the ACP Re Merger Agreement. ACP Re is a Bermuda based reinsurance company. The controlling shareholder of ACP Re is a trust established by the founder of AmTrust Financial Services, Inc. (“AmTrust”), National General Holdings Corporation (“NGHC”) and Maiden Holdings, Ltd. Notwithstanding any other statement in this Form 10-K or any other document, many of the conditions for closing the ACP Re Merger Agreement remain outstanding and there can be no assurance that they will be satisfied or that the transaction will be consummated or when it may close.

Pursuant to the terms of the ACP Re Merger Agreement, at the effective time of the merger, each outstanding share of Tower’s common stock, par value $0.01 per share, following the settlement of all outstanding equity awards, will be converted into the right to receive $3.00 in cash, with an aggregate value of approximately $172.1 million.

Each of the parties has made representations and warranties in the ACP Re Merger Agreement. Tower has agreed to certain covenants and agreements, including, among others, (i) to conduct its business in the ordinary course of business, consistent with past practice, during the period between the execution of the ACP Re Merger Agreement and the closing of the merger, (ii) not to solicit alternate transactions, subject to a customary “fiduciary out” provision which allows Tower under certain circumstances to provide information to and participate in discussions with third parties with respect to unsolicited alternative acquisition proposals that Tower’s Board of Directors has determined, in its good faith judgment, is appropriate in furtherance of the best interests of Tower, and (iii) to call and hold a special shareholders’ meeting and recommend adoption of the ACP Re Merger Agreement.

Concurrently with the execution of the ACP Re Merger Agreement, several subsidiaries of Tower have entered into two Cut-Through Reinsurance Agreements, pursuant to which a subsidiary of AmTrust and a subsidiary of NGHC agreed to provide 100% quota share reinsurance and a cut-through endorsement to cover all eligible new and renewal commercial and personal lines business, respectively, and at their option, losses incurred on or after January 1, 2014 on not less than 60% of the in-force business. Tower received confirmation on January 16, 2014 from AmTrust and NGHC that they would exercise such option to reinsure on a cut-through basis losses incurred on or after January 1, 2014 under in-force policies with respect to (1) in the case of AmTrust, approximately 65.7% of Tower’s unearned premium reserves as of December 31, 2013 with respect to its ongoing commercial lines business, and (2) in the case of NGHC, 100% of Tower’s unearned premium reserves as of December 31, 2013 with respect to its personal lines segment business. Tower received a 20% ceding commission from AmTrust or NGHC on all Tower unearned premiums that are subject to the Cut-Through Reinsurance Agreements and a 22% ceding commission on 2014 ceded premiums.

Concurrently with the execution of the ACP Re Merger Agreement, the controlling shareholder of ACP Re has provided to Tower a guarantee for the payment of the merger consideration, effective upon the closing of the merger.

The ACP Re Merger Agreement was unanimously approved by the respective Boards of Directors of ACP Re and Tower, and is conditioned, among other things, on: (i) the approval of Tower’s shareholders, (ii) receipt of governmental approvals, including antitrust and insurance regulatory approvals (on January 30, 2014, the Company was granted early termination of the Hart-Scott-Rodino waiting period which requires persons contemplating certain mergers or acquisitions to give the Federal Trade Commission and the Assistant Attorney General advanced notice and to wait designated periods before consummation of such plans), (iii) the absence of any law, order or injunction prohibiting the merger, (iv) the accuracy of each party’s representations

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

and warranties (subject to customary materiality qualifiers), and (v) each party’s compliance with its covenants and agreements contained in the ACP Re Merger Agreement. In addition, ACP Re’s obligation to consummate the merger is subject to the non-occurrence of any material adverse effect on Tower, as well as the absence of any insolvency-related event affecting Tower. The transaction is also conditioned on holders of not more than 15% of Tower’s common stock dissenting to the merger.

There is no financing condition to consummation of the transactions contemplated by the ACP Re Merger Agreement.

The ACP Re Merger Agreement provides certain termination rights for each of Tower and ACP Re, and further provides that upon termination of the ACP Re Merger Agreement, under certain circumstances, Tower will be obligated to reimburse ACP Re for certain of its transaction expenses, subject to a cap of $2 million, and to pay ACP Re a termination fee of $8.18 million, net of any transaction expenses it has reimbursed.

Michael H. Lee, the former Chairman, President and Chief Executive Officer of Tower, who beneficially owned approximately 4.2% of the issued and outstanding common stock of Tower as of January 3, 2014, has entered into a support agreement pursuant to which he has agreed to vote his shares in favor of the merger.

Fitch Downgrades the Company’s Financial Strength and Issuer Credit Ratings

On January 2, 2014, Fitch downgraded Tower’s issuer default rating from “B” to “CC” and the insurer strength ratings of its insurance subsidiaries from “BB” to “B”. On October 7, 2013, Fitch downgraded Tower’s issuer default rating to “B” (the sixth highest of 11 such ratings) from “BBB” and the insurer strength ratings of its insurance subsidiaries to “B” (the fifth highest of Fitch Ratings’ nine such ratings) from “A-”. In downgrading such ratings, Fitch stated that it “is concerned that Tower’s competitive position has been materially damaged, negatively impacting the Company’s financial flexibility and ability to write new business” and that “the magnitude of the second quarter charges was large enough to cause several key ratios to fall well outside of previously established ratings downgrade triggers, which resulted in the multi-notch downgrade.” On January 6, 2014, Fitch revised Tower’s rating watch status to “evolving” from “negative” following the ACP Re merger announcement, and stated that “[t]he Evolving Watch reflects that the ratings could go up if the merger closes; however, ratings could be lowered if the merger does not occur and [the Company] is unsuccessful in addressing upcoming debt maturity or if additional reserve deficiencies develop.”

Following the announcement of the ACP Re merger, on January 10, 2014 A.M. Best maintained the under review status of Tower’s financial strength and issuer credit ratings and revised the implications from “negative” to “developing” for all of these ratings. A.M. Best stated that, “[t]he under review status with developing implications reflects the potential benefits to be garnered from the transaction as well as the potential downside from any additional adverse reserve development and/or any unforeseen events that might transpire up until the close of the transaction.”

Management expects these rating actions, in combination with other items that have impacted the Company in 2013, to result in a significant decrease in the amount of premiums the insurance subsidiaries are able to write. Direct written premiums were $1,606.2 million for the year ended December 31, 2013, respectively. Business written through certain program underwriting agents requires an A.M. Best rating of A- or greater.

In January 2014, Tower’s Board of Directors approved Tower’s merger with ACP Re. In light of the adverse ratings actions, concurrent with entering into its merger agreement with ACP Re, Tower entered into cut-through reinsurance treaties with affiliates of ACP Re. As a result of this merger, if it closes, and the execution of the cut-through reinsurance treaties, Tower believes its insurance subsidiaries will retain significant portions of their business. (See “Note 9 –Reinsurance” for a discussion of the cut-through reinsurance treaties).

Resignation of Tower’s Chairman of the Board, President and Chief Executive Officer and Appointment of new Chairman of the Board and new President and Chief Executive Officer

On February 6, 2014, Tower and Michael H. Lee entered into a Separation and Release Agreement in connection with the resignation of Mr. Lee from his positions as Chairman of the Board of Directors, President and Chief Executive Officer, effective as of February 6, 2014. Mr. Lee’s employment with the Company was terminated effective as of February 6, 2014. In connection with his resignation, Mr. Lee received on March 31, 2014 a severance payment of approximately $3.3 million calculated pursuant to terms of his employment agreement.

Jan R. Van Gorder, who is the lead independent director of the Board and a member of the Board’s Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, was appointed on February 9, 2014 to succeed Mr. Lee as Chairman of the Board. William W. Fox, Jr., who had served as a member of the Board and of the Board’s Audit Committee and Corporate Governance and Nominating Committee until his resignation from the Board on December 31, 2013, succeeded Mr. Lee as President and Chief Executive Officer of Tower, effective as of February 14, 2014.

Tower Group International, Ltd.

Notes to Consolidated Financial Statements

Other

On April 7, 2014, the Company and a lessor mutually agreed to enter into a final settlement agreement to terminate a lease agreement for IT systems supporting certain personal lines business. Under the terms of the settlement agreement, the Company paid the lessor $10.4 million from a pledged collateral account funded by the Company for the benefit of the lessor. The final settlement agreement and payment were approved by the NYDFS.

Item 9. Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A. Controls and Procedures

(a) Disclosure Controls and Procedures

The Company’s management is responsible for establishing and maintaining disclosure controls and procedures designed to ensure that information required to be disclosed by the Company in the reports it files or submits under the Securities Exchange Act of 1934, as amended (Exchange Act), is recorded, processed, summarized, and reported within time periods specified in the rules and forms of the SEC. The Company’s disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is accumulated and communicated to management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

The Company’s Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”) evaluated the effectiveness of the Company’s disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)), as of December 31, 2013, the end of the period covered by this report. Based on their evaluation, the Company’s CEO and CFO concluded that, as of December 31, 2013, the Company’s disclosure controls and procedures were not effective because of the material weaknesses in our internal control over financial reporting described below.

(b) Management’s Report on Internal Control over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting for the Company as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers, or persons performing similar functions, and effected by the Company’s board of directors, management and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. Management of the Company has assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2013. In making its assessment of internal control over financial reporting, management used the criteria described in Internal Control—Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

Based on their evaluation, the Company’s management, including CEO and CFO concluded that, as of December 31, 2013, the Company did not maintain effective internal control over financial reporting based on the criteria in Internal Control – Integrated Framework (1992) issued by COSO because of the material weaknesses in our internal control over financial reporting described below.

A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis.

The Company did not maintain effective monitoring controls. Specifically, the Company did not maintain effective ongoing and separate evaluation controls to monitor performance of certain other control activities. Ongoing and separate evaluation monitoring controls were not effective to achieve appropriate remediation of identified control deficiencies. This material weakness also contributed to the following material weaknesses:

(1) We did not maintain effective controls over the effectiveness of the loss reserve estimation process. Specifically, the Company did not maintain effective control to effectively review and approve all significant assumptions, methodologies and data used to determine the actuarial central estimate.

(2) We did not maintain effective controls over the premium receivable account reconciliation. Specifically, the Company did not maintain effective controls to effectively investigate and resolve reconciling items on a timely basis.

(3) We did not maintain effective controls over the impairment process of the long-lived tangible and intangible assets. Specifically, the Company did not evaluate all the triggering events indicating that the carrying value of its long-lived tangible and intangible assets may not be recoverable during 2013. The long-lived tangible and intangible assets include furniture, leasehold improvements, computer equipment, software, including internally developed software, and agency force lists.

(4) We did not maintain effective controls over the effectiveness of the tax valuation allowance estimation process. Specifically, the Company did not determine and monitor its valuation allowance of net deferred tax asset and the accuracy of its deferred taxes.

(5) We did not maintain effective control over certain information technology general controls. Specifically, the Company did not design and maintain effective controls with respect to segregation of duties, restricted access to programs and data, and change management activities. Consequently, controls that were dependent on the effective operation of information technology were not effectively designed to include adequate review of system generated data used in the operation of the controls and were determined not to be operating effectively and therefore could result in material misstatement of substantially all financial statement line items.

(6) We did not maintain effective controls over the period-end financial reporting process. Specifically, the Company did not maintain sufficient personnel to perform its period-end financial reporting process effectively, including preparation and review of account reconciliations and evaluation of the accounting requirements resulting from recent events and circumstances. This in turn affected the timely preparation and review of interim and annual consolidated financial statements.

These deficiencies resulted in audit adjustments to the consolidated financial statements line items described above. Additionally, these deficiencies could have resulted in a material misstatement to the annual or interim consolidated financial statements that would not have been prevented or detected, and accordingly the Company’s CEO and CFO, in consultation with the Audit Committee, concluded that these control deficiencies constituted material weaknesses as of December 31, 2013.

The effectiveness of the Company’s internal control over financial reporting as of December 31, 2013 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.

(c) Remediation Steps to Address the Material Weaknesses

Management is implementing measures to remediate the material weaknesses in internal controls over financial reporting described above. Specifically, management is seeking to improve communications among its actuarial, underwriting, financial, and claims personnel involved on the loss reserve committee regarding the importance of documentation of its assessments and conclusions of its meetings, as well as supporting analyses. Management also continues to improve its systems to facilitate the gathering of underlying data used in the actuarial reserving process. Until such time as management and the Board have concluded that this process is performing effectively, management intends to engage external consulting resources to assist the Company in estimating its loss reserves, and reviewing and critiquing the loss reserve documentation during the financial reporting process.

In addition,

(i)	the Company has obtained additional resources and enhanced the production of key reports to improve the accuracy of the elements used in its premiums receivable reconciliation process and timely evaluation and disposal of the reconciling items noted during the premiums reconciliation process, and

(ii)	Management is designing enhanced controls to ensure long-lived tangible and intangible assets are evaluated timely for recoverability whenever events or changes in circumstances indicate that their carrying amount may not be recoverable.

(iii)	Management is developing a more formal recertification process for its information technology group that encompasses privilege at a financially significant level rather that at an application level.

(iv)	Management will explicitly incorporate the duration of tax assets and liabilities into its valuation allowance calculation and will work to improve the accuracy of the reconciliations of tax bases and statutory/GAAP bases.

(v)	Management is evaluating and realigning the resource allocation within the financial processes, including the use of consulting specialists, to ensure appropriate and timely completion and review of account reconciliations and the evaluation of unique accounting situations that arise from recent events.

(iv)	On January 3, 2014, Tower entered into an Agreement and Plan of Merger (“ACP Re Merger Agreement”) with ACP Re Ltd. (“ACP Re”), and a wholly-owned subsidiary of ACP Re (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions therein, it is expected that Merger Sub will merge with and into Tower, with Tower as the surviving corporation in the merger and a wholly owned subsidiary of ACP Re. The transaction is expected to close in the summer of 2014, subject to the satisfaction or waiver of the closing conditions contained in the ACP Re Merger Agreement. ACP Re is a Bermuda based reinsurance company. The controlling shareholder of ACP Re is a trust established by the founder of AmTrust Financial Services, Inc. (“AmTrust”), National General Holdings Corporation (“NGHC”) and Maiden Holdings, Ltd. Upon the consummation of the merger agreement, the Company believes it will have an enhanced ability to attract financial and operations personnel.

(d) Changes in internal control over financial reporting

During the fourth quarter of 2013, the Company continued to experience departures of personnel and identified additional material weaknesses, as discussed above.

Other than the material weakness discussed above, there have been no changes in internal control over financial reporting during the year ended December 31, 2013 that have materially affected, or are reasonably likely to affect, the Company’s internal control over financial reporting, except for the following:

(i)	Changes management has begun to implement to address the material weaknesses, as discussed in “(c) Remediation Steps to Address the Material Weaknesses” above. The implementation of the loss reserving, evaluation of long-lived tangible and intangible assets, and premiums receivable reconciliation process remediation activities began with minimal changes to the control activities during the fourth quarter of 2013.

(ii)	On January 3, 2014, Tower entered into an Agreement and Plan of Merger (“ACP Re Merger Agreement”) with ACP Re Ltd. (“ACP Re”), and a wholly-owned subsidiary of ACP Re (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions therein, it is expected that Merger Sub will merge with and into Tower, with Tower as the surviving corporation in the merger and a wholly owned subsidiary of ACP Re. The transaction is expected to close in the summer of 2014, subject to the satisfaction or waiver of the closing conditions contained in the ACP Re Merger Agreement. ACP Re is a Bermuda based reinsurance company. The controlling shareholder of ACP Re is a trust established by the founder of AmTrust Financial Services, Inc. (“AmTrust”), National General Holdings Corporation (“NGHC”) and Maiden Holdings, Ltd. Since the merger announcement, the Company has experienced more significant turnover in its accounting and operations units than in recent history, and it has found replacing such personnel to be difficult because the merger agreement is still pending completion.

Item 9B. Other Information

Not applicable.

PART III

Item 10. Directors and Executive Officers and Corporate Governance of Tower

Corporate Governance

Stock Ownership Guidelines

Stock Ownership Guidelines for Directors. In March 2013, the Board of Directors of the Company (the “Board of Directors” or the “Board”) approved director stock ownership guidelines requiring each of the Company’s independent Directors to own, within five years from the later of April 1, 2009 or the date on which such Director joins the Board and at all times thereafter, common stock of the Company having a minimum market value equal to three times the base annual cash retainer paid to the Directors. These guidelines were initially adopted by the board of directors of Tower Group, Inc., the holding company at the time of the closing of the Canopius Merger Transaction and currently a wholly-owned subsidiary of the Company (the “Predecessor Company”), in February 2009 and were in effect at the time of the Canopius Merger Transaction. In November 2013, upon the recommendation of the Corporate Governance and Nominating Committee and in view of the significant decline in the Company’s stock price in 2013, the Board of Directors agreed to extend, from April 1, 2014 to April 1, 2016, the date by which each current independent Director is required to comply with such stock ownership guidelines.

Stock Ownership Guidelines for Chief Executive Officer and Other Named Executive Officers. In March 2013, the Board of Directors approved stock ownership guidelines for the Company’s Chief Executive Officer and other Named Executive Officers requiring each such officer to own, within five years from the later of March 1, 2011 or the date such officer becomes a Named Executive Officer and at all times thereafter, common stock of the Company having a minimum market value equal to (1) with respect to the Chief Executive Officer, five times his or her annual base salary, and (2) with respect to each of the other Named Executive Officers, two times his or her annual base salary. These guidelines were initially adopted by the board of directors of the Predecessor Company in February 2011 and were in effect at the time of the Canopius Merger Transaction.

Anti-Pledging Policy. In March 2013, the Corporate Governance and Nominating Committee adopted a policy prohibiting the Directors and designated executive officers of the Company from pledging any shares of stock, stock options, stock appreciation rights, restricted stock units or performance shares of the Company arising out of any agreement entered into by a Director or officer following the date of adoption of this policy. This policy was initially adopted by the corporate governance and nominating committee of the Predecessor Company in November 2012 and was in effect at the time of the Canopius Merger Transaction.

Anti-Hedging Policy. In March 2013, the Corporate Governance and Nominating Committee adopted a policy prohibiting the Directors and designated executive officers of the Company from engaging in hedging, derivative or other speculative transactions in the Company’s securities including, among others, short sales, swaps or collars with respect to the Company’s securities, purchases or sales of put or call options, transactions intended to capitalize on short-term movements in the price of the Company’s securities, and transactions intended to allow an investor to own the Company’s securities without the full risks and rewards of ownership. This policy was initially adopted by the corporate governance and nominating committee of the Predecessor Company in February 2013 and was in effect at the time of the Canopius Merger Transaction.

Audit Committee

The Company’s Board of Directors has determined that all members of the Audit Committee meet the standards of independence required of Audit Committee members by applicable NASDAQ Stock Market (“NASDAQ”) and United States Securities and Exchange Commission (the “SEC”) rules and regulations. See “Director Independence” below.

The Board of Directors has determined that: (i) none of the members of the Audit Committee has participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; (ii) all of the members of the Audit Committee are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement; and (iii) Austin P. Young, III, who previously served as an audit partner in the Houston and New York offices of KPMG Peat Marwick until 1986, is an Audit Committee financial expert. In making this last determination, the Board of Directors made a qualitative assessment of Mr. Young’s level of knowledge and experience based on a number of factors, including his formal education, past employment experience in accounting and professional certification in accounting.

The Audit Committee operates under a formal written charter adopted by the Board of Directors that governs its duties and conduct. The charter is reviewed annually. Copies of the charter can be obtained free of charge on the Company’s web site, www.twrgrpintl.com, or by contacting the Company’s Secretary at Bermuda Commercial Bank Building, 19 Par-la-Ville Rd., Hamilton HM 11, Bermuda.

The Company’s independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee meets with management and the Company’s independent registered public accounting firm before the filing of officers’ certifications with the SEC to receive information concerning, among other things, any significant deficiencies in the design or operation of internal control over financial reporting. The Audit Committee has also established procedures to enable confidential and anonymous reporting to the Audit Committee of concerns regarding accounting or auditing matters. The Company conducts an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and all such transactions must be approved by the Audit Committee.

Compensation Committee

The Company’s Board of Directors has determined that all members of the Compensation Committee meet the standards of independence required of Compensation Committee members by applicable NASDAQ and SEC rules and regulations. See “Director Independence” below. Further, each member is a “non-employee Director,” as defined under Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended, and an “outside Director” as defined in Treasury Regulations Section 1.162-27, promulgated under the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee operates under a formal written charter adopted by the Board of Directors that governs its duties and conduct. The charter is reviewed annually. Copies of the charter can be obtained free of charge on the Company’s web site, www.twrgrpintl.com, or by contacting the Company’s Secretary at Bermuda Commercial Bank Building, 19 Par-la-Ville Rd., Hamilton HM 11, Bermuda.

Corporate Governance and Nominating Committee

All members of the Corporate Governance and Nominating Committee have been determined to meet NASDAQ’s standards of independence. See “Director Independence” below. The Corporate Governance and Nominating Committee operates under a formal written charter that governs its duties and conduct. The charter is reviewed annually. Copies of the charter can be obtained free of charge on the Company’s web site, www.twrgrpintl.com, or by contacting the Company’s Secretary at Bermuda Commercial Bank Building, 19 Par-la-Ville Rd., Hamilton HM 11, Bermuda.

As part of its duties, the Corporate Governance and Nominating Committee develops and recommends to the Board of Directors corporate governance principles. The Corporate Governance and Nominating Committee also identifies and recommends individuals for Board of Directors membership. To be considered for membership on the Board of Directors, a candidate should meet the following criteria, at a minimum: a solid education, extensive business, professional or academic experience, and the requisite reputation, character, skills and judgment, which, in the Corporate Governance and Nominating Committee’s view, have prepared him or her for dealing with the multifaceted financial, business and other issues that confront a Board of Directors of a corporation with the size, complexity, reputation and success of the Company.

The Corporate Governance and Nominating Committee does not have a formal diversity policy with respect to the identification and recommendation of individuals for Board of Directors membership. However, in carrying out this responsibility, the Corporate Governance and Nominating Committee values differences in professional experience, educational background, viewpoint and other individual qualities and attributes that facilitate and enhance the oversight by the Board of Directors of the business and affairs of the Company.

Investment Committee

All members of the Investment Committee have been determined to meet NASDAQ’s standards of independence. See “Director Independence” below. The Investment Committee assists the Board in its general oversight of the investments of the Company and the periodic evaluation of the Company’s investment portfolio managers. The Investment Committee operates under a formal written charter adopted by the Board of Directors that governs its duties and conduct. The charter is reviewed annually. Copies of the charter can be obtained free of charge on the Company’s web site, www.twrgrpintl.com, or by contacting the Company’s Secretary at Bermuda Commercial Bank Building, 19 Par-la-Ville Rd., Hamilton HM 11, Bermuda.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that includes provisions ranging from restrictions on gifts to conflicts of interest, portions of which Code are intended to meet the definition of a “code of ethics” under applicable SEC rules. The Code of Business Conduct and Ethics is applicable to all Directors, officers and employees, including the principal executive officer, principal financial officer and persons performing similar functions. Copies of the Code of Business Conduct and Ethics can be obtained free of charge from the Company’s web site, www.twrgrpintl.com, or by contacting the Company’s Secretary at Bermuda Commercial Bank Building, 19 Par-la-Ville Rd., Hamilton HM 11, Bermuda.

Communications with the Board of Directors

A shareholder who wishes to communicate with the Board of Directors, or specific individual Directors, may do so by directing a written request addressed to such Directors to the attention of the Company’s Secretary at the address appearing on the first page of this Form 10-K, or by e-mail at boardofdirectors@twrgrp.com. All communications directed to members of the Board of Directors will be forwarded to the intended Director(s).

Additional Information Regarding the Board

Board Leadership Structure. The Board of Directors has separated the positions of Chairman of the Board and Chief Executive Officer of the Company. Following the resignation of Michael H. Lee as Chairman, President and Chief Executive Officer of the Company on February 6, 2014, the Board elected Jan R. Van Gorder, who had previously served as lead independent Director, as Chairman of the Board, and William W. Fox, Jr., who had served on the Board until his resignation on December 31, 2013, as President and Chief Executive Officer of the Company. The Board believes that this structure serves the Company well, by delineating the respective responsibilities of the Chairman of the Board and the Chief Executive Officer of the Company, facilitating communication between the Board and senior management of the Company, and enhancing Board oversight of the Company’s business and affairs.

Prior to the Board’s decision to separate the positions of Chairman and Chief Executive Officer and in view of evolving best practices with respect to Board leadership structure and to enhance the Company’s corporate governance, the Corporate Governance and Nominating Committee had established the position of lead independent Director in March 2013. The corporate governance and nominating committee of the Predecessor Company initially established the position of lead independent Director in November 2012. As a result of Mr. Lee’s resignation and the Board’s decision to separate the positions of Chairman of the Board and Chief Executive Officer of the Company in February 2014, the Board believes that a lead independent Director is not currently needed.

Board Role in Risk Oversight. The Board of Directors plays a significant role in providing oversight of the Company’s management of risk. Senior management has responsibility for the management of risk and reports to the Board with respect to its ongoing enterprise risk management efforts. Because responsibility for the oversight of elements of the Company’s risk management extends to various committees of the Board, the Board has determined that it, rather than any one of its committees, should retain the primary oversight role for risk management. In exercising its oversight of risk management, the Board has delegated to the Audit Committee primary responsibility for the oversight of risk related to the Company’s financial statements and processes, and has determined that the Company’s internal audit function should report directly to the Audit Committee and on a dotted line basis to the Company’s Senior Vice President, General Counsel and Secretary. The Board has delegated to the Compensation Committee primary responsibility for the oversight of risk related to the Company’s compensation policies and practices. The Board has delegated to the Corporate Governance and Nominating Committee primary responsibility for the oversight of risk related to the Company’s corporate governance practices. The Board has delegated to the Investment Committee primary responsibility for the oversight of risk related to the Company’s investments. Each committee advises the Board with respect to such committee’s particular risk oversight responsibilities.

Meetings. During 2013, the Board of Directors of the Company met 34 times. The standing independent committees of the Board of Directors of the Company consisted of the Audit, Compensation, Corporate Governance and Nominating, and Investment Committees. In 2013, each Director of the Company attended at least 75% of the total number of meetings of the Company’s Board of Directors and any committees on which such Director served. All Directors were present at the Company’s annual general meeting of shareholders in 2013.

Board Committees. The Audit Committee of the Company met 20 times in 2013. During 2013, the Audit Committee consisted of Messrs. Young (Chair), Robbie and, prior to their respective dates of resignation from the Board on October 9, 2013 and December 31, 2013, Charles A. Bryan and William W. Fox, Jr. In January 2014, Mr. Van Gorder was appointed to the Audit Committee. Among other duties, the Audit Committee selects the Company’s independent registered public accounting firm; reviews and recommends action by the Board of Directors regarding the Company’s quarterly and annual reports filed with the SEC; discusses the Company’s audited financial statements with management and the Company’s independent registered public accounting firm; and reviews the scope and results of the independent audit and any internal audit.

The Compensation Committee of the Company met nine times in 2013. During 2013, the Compensation Committee consisted of Messrs. Schuster, Smith, Van Gorder and, prior to his resignation from the Board on October 9, 2013, Mr. Bryan, who served as Chairman of the Compensation Committee until such resignation. In November 2013, Mr. Smith was appointed Chairman of the Compensation Committee. Among other duties, the Compensation Committee evaluates the performance of the Company’s principal officers, reviews and approves the compensation of principal officers, and administers the Company’s various compensation plans.

The Corporate Governance and Nominating Committee of the Company met six times in 2013. During 2013, the Corporate Governance and Nominating Committee consisted of Messrs. Schuster (Chair), Van Gorder and, prior to their respective date of resignation from the Board on October 9, 2013 and December 31, 2013, Messrs. Bryan and Fox. Among other duties, the Corporate Governance and Nominating Committee is responsible for recommending to the Board of Directors candidates for nomination to the Board as well as corporate governance principles applicable to the Company.

The Investment Committee of the Company met five times in 2013. During 2013, the Investment Committee consisted of Messrs. Robbie, Schuster, Smith and Young. Mr. Smith served as Chairman of the Investment Committee prior to November 2013, at which time the Board appointed Mr. Robbie as Chairman of the Investment Committee in view of Mr. Smith’s appointment as Chairman of the Compensation Committee. Mr. Smith remains a member of the Investment Committee. Among other duties, the Investment Committee monitors the performance of the Company’s investment portfolio and evaluates the Company’s investment portfolio managers.

While the Company has not adopted a formal policy with regard to attendance by members of the Board of Directors at annual meetings, it encourages all Directors to attend the Annual General Meeting of Shareholders.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has ever been an officer or employee of the Company or of any of its subsidiaries or affiliates. None of the Company’s executive officers served as a director or member of the compensation committee (or other board committee performing similar functions) of any entity of which a member of the Company’s Compensation Committee was an executive officer, nor did any of the Company’s executive officers serve as a member of the compensation committee (or other board committee performing similar functions or, in the absence of such a committee, the entire board of directors) of any entity for which any of the Company’s Directors served as an executive officer.

The Board and Board Committees

The following table shows each of the four current standing committees established by the Board and the current members and chairman of each committee:

Name	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Investment Committee
William A. Robbie *	X			Chair
Steven W. Schuster *		X	Chair	X
Robert S. Smith *		Chair		X
Jan R. Van Gorder *	X	X	X
Austin P. Young, III *	Chair			X
Number of Meetings in 2013	20	9	6	5

*	Independent Director

Management -Directors and Executive Officers

The table below sets forth the names, ages and positions of the Company’s Directors and executive officers.

Name	Age	Position
Jan R. Van Gorder (2)	66	Chairman of the Board
William W. Fox, Jr.	72	President and Chief Executive Officer
William A. Robbie (3)	62	Director
Steven W. Schuster (3)	59	Director
Robert S. Smith (1)	55	Director
Austin P. Young, III (2)	73	Director
William E. Hitselberger	56	Executive Vice President and Chief Financial Officer
William F. Dove	47	Senior Vice President, Chief Risk Officer and Chief Actuary
Scott T. Melnik	42	Senior Vice President, Claims
Elliot S. Orol	58	Senior Vice President, General Counsel and Secretary
Christian K. Pechmann	64	Senior Vice President, Marketing
Laurie A. Ranegar	52	Senior Vice President, Operations
James E. Roberts	69	Senior Vice President, Reinsurance
Catherine M. Wragg	43	Senior Vice President, Human Resources and Administration

(1)	Denotes Class I Director with term to expire in 2016.
(2)	Denotes Class II Director with term to expire in 2015.
(3)	Denotes Class III Director with term to expire in 2014.

Set forth below is certain biographical information for each of the Company’s Directors and executive officers:

Jan R. Van Gorder

Chairman of the Board

Mr. Van Gorder has been the Chairman of the Board of Directors of the Company since February 2014 and was previously the lead independent Director of the Board. From February 2009 until the closing of the Canopius Merger Transaction in March 2013, he served as a member of the board of directors of the Predecessor Company. He is a member of the Company’s Compensation Committee and Corporate Governance and Nominating Committee, positions he also held while serving as a member of the board of directors of the Predecessor Company, and in January 2014 was appointed as a member of the Company’s Audit Committee. Prior to serving as a member of the board of directors of the Predecessor Company, Mr. Van Gorder served as a member of the board of directors of CastlePoint Holdings, Ltd., a company that merged with the Predecessor Company in February 2009. He held that position from March 2007 to February 2009. Mr. Van Gorder was employed by Erie Insurance Group from November 1981 through December 2006. He held a variety of positions at that company, including Acting Chief Executive Officer from January 2002 to May 2002 and his most recent position as Senior Executive Vice-President, Secretary and General Counsel from December 1990 through December 2006. He served as a consultant and acting Secretary and General Counsel at Erie Insurance Group during the period January 1, 2007 through May 12, 2007. Mr. Van Gorder served as a member of the board of directors of Erie Indemnity Company, Erie, Pennsylvania, from 1990 to 2004. Mr. Van Gorder has also served as a Director and Chairman of the Insurance Federation of Pennsylvania. Mr. Van Gorder received a B.A. in International Relations from the University of Pennsylvania in 1970 and a J.D. from Temple University School of Law in 1975.

The Board of Directors believes that Mr. Van Gorder possesses the experience, qualifications, attributes, and skills necessary to serve on the Board because of his more than 30 years of relevant insurance industry-related legal and business experience, including serving as General Counsel of a public insurance company, and his years of service on various insurance-related boards of directors.

William W. Fox, Jr.

President and Chief Executive Officer

Mr. Fox currently serves as the President and Chief Executive Officer of the Company. The Board elected Mr. Fox as President and Chief Executive Officer of the Company effective as of February 14, 2014. Before joining the Company as an Executive Officer, Mr. Fox served as a director of the Company, and prior to the closing of the Canopius Merger Transaction of the Predecessor Company, from April 2006 to December 2013. He also served as a member of the Audit Committee and the Corporate Governance and Nominating Committee of the Company and the Predecessor Company. He has over 40 years experience in the insurance and reinsurance industry. Mr. Fox was employed by Balis & Co., Inc. and its successor, the Guy Carpenter reinsurance brokerage division of Marsh & McLennan Companies, from 1962 through 1988, and again from 1992 through 1999. Mr. Fox had a number of positions at Balis & Co., Inc., and Guy Carpenter, including President of Balis from 1985 through 1988 and again from 1992 through 1999. Mr. Fox also served as a member of Guy Carpenter’s Executive Committee and Board of Directors, and as a Managing Director of J&H, Marsh & McLennan. Between 1992 and 1999, Mr. Fox was also the Chief Executive Officer of Excess Reinsurance Company. In 1988, Mr. Fox founded PW Reinsurance Management Company, as a joint venture with Providence Washington Insurance Company (“PW Group”) to underwrite reinsurance on behalf of PW Group. Mr. Fox was a Senior Vice President of PW Group from 1988 to 1989 and was responsible for selecting and overseeing reinsurance intermediaries. In 1989, the Baloise Insurance Group acquired Providence and appointed Mr. Fox President of the PW Group. Mr. Fox has served on several insurance-related boards of directors. Mr. Fox is a member of the CPCU Society and holds a Pennsylvania Property and Casualty License.

William A. Robbie, C.P.A.

Director

Mr. Robbie currently serves as a Director of the Company. From February 2009 until the closing of the Canopius Merger Transaction in March 2013, he served as a member of the board of directors of the Predecessor Company. He is a member of the Audit Committee and was appointed Chairman of the Investment Committee in November 2013. He previously served as a member of the Audit Committee and the Investment Committee of the board of directors of the Predecessor Company. Prior to serving as a member of the board of directors of the Predecessor Company, Mr. Robbie served as a member of the board of directors of CastlePoint Holdings, Ltd., a company that merged with the Predecessor Company in February 2009. He held that position from January 2006 until February 2009. From 2004 through 2009, he provided financial and corporate governance advisory services to the insurance industry through his own consulting firm. Mr. Robbie was Chief Financial Officer of Platinum Underwriters Reinsurance Ltd., a property and casualty reinsurance company in Bermuda, from 2002 to 2004 with responsibility for that company’s finance, claims and IT functions. He was the lead financial team member in the initial public offering of Platinum Underwriters Reinsurance Ltd., which became a separate public company from St. Paul Reinsurance, Inc. where he held the same position from August 2002 to November 2002. From 1997 to 2002, Mr. Robbie held various positions at XL Capital Ltd., a Bermuda-based insurance, reinsurance and financial risk company, and its subsidiaries, including Executive Vice President of Global Services, Senior Vice President and Corporate Treasurer, and Chief Financial and Administrative Officer of XL Re, Ltd., with responsibility for that company’s finance, claims, IT, human resources, business processing and administration functions. Prior to that, he held a variety of senior positions in the insurance industry, including roles as Chief Financial Officer of Prudential AARP Operations, Chief Accounting Officer at Continental Insurance Companies, Treasurer of Monarch Life Insurance Company and various positions at Aetna Life and Casualty Company. From 2005 to 2008, Mr. Robbie was a director and chairman of the Audit Committee of American Safety Insurance Company, Ltd. Mr. Robbie is a Certified Public Accountant. Mr. Robbie received his B.A. from St. Michael’s College and his Master of Accounting and M.B.A. from Northeastern University.

The Board of Directors believes that Mr. Robbie possesses the experience, qualifications, attributes, and skills necessary to serve on the Board because of his more than 40 years of relevant industry-related experience in finance, including serving as Chief Financial Officer of insurance and reinsurance companies, and his extensive background in accounting and business administration.

Steven W. Schuster

Director

Mr. Schuster currently serves as a Director of the Company. From 1997 until the closing of the Canopius Merger Transaction in March 2013, he served as a member of the board of directors of the Predecessor Company. He is Chairman of the Corporate Governance and Nominating Committee and a member of both the Compensation Committee and the Investment Committee of the Board of Directors, positions he also held while serving as a member of the board of directors of the Predecessor Company. Mr. Schuster has been engaged in the practice of corporate law for over 30 years and is co-chair of McLaughlin & Stern LLP’s corporate and securities department, where he has been a partner since 1995. Mr. Schuster received his B.A. from Harvard University in 1976 and his J.D. from New York University in 1980.

The Board of Directors believes that Mr. Schuster possesses the experience, qualifications, attributes, and skills necessary to serve on the Board because of his more than 30 years of relevant corporate and securities legal and transactional experience and his extensive knowledge of the Company and its business.

Robert S. Smith

Director

Mr. Smith currently serves as a Director of the Company. From February 2009 until the closing of the Canopius Merger Transaction in March 2013, he served as a member of the board of directors of the Predecessor Company. Mr. Smith is a member of the Investment Committee and was appointed Chairman of the Compensation Committee in November 2013. Prior thereto, he served as Chairman of the Investment Company and was a member of the Compensation Committee, positions he also held while serving as a member of the board of directors of the Predecessor Company. Prior to serving as a member of the board of directors of the Predecessor Company, Mr. Smith served as a member of the board of directors of CastlePoint Holdings, Ltd., a company that merged with the Predecessor Company in February 2009. He held that position from January 2006 until February 2009. Mr. Smith is currently a principal of Sherier Capital LLC, a business advisory firm that he founded in 2005, a Managing Director of National Capital Merchant Banking, LLC (“NCMB”), an investment firm that he joined in April 2008, and serves as the President and CEO of Welbeck Secure Solutions, LLC, a portfolio company of NCMB. He was previously Chief Operating Officer (from December 1999 to April 2004) and Executive Vice-President (from April 2004 to August 2004) of Friedman, Billings, Ramsey Group, Inc., where he was instrumental in, among other things, growing Friedman, Billings, Ramsey Group, Inc. from a privately-held securities boutique to a nationally recognized investment bank, helping accomplish its 1997 initial public offering, the creation of an affiliated public company, FBR Asset Investment Corporation, and the merger of the two companies in 2003. Before joining Friedman, Billings, Ramsey Group, Inc. as its General Counsel in 1997, Mr. Smith was an attorney with the law firm of McGuireWoods LLP from 1986 to 1996. Mr. Smith currently serves on the Steering Committee of the Washington Performing Arts Society Legacy Society (“WPAS”) and as a member of the WPAS Pension Committee. He is also a director of Precise Systems, Inc., an employee-owned company serving federal Department of Defense customers. Mr. Smith received his LL.B. and Dip L.P. (graduate Diploma in Legal Practice) from Edinburgh University, and his LL.M. from the University of Virginia.

The Board of Directors believes that Mr. Smith possesses the experience, qualifications, attributes, and skills necessary to serve on the Board because of his more than 30 years of relevant experience including investment experience, service as a senior executive of a public company, experience in the public securities markets, and his corporate legal background.

Austin P. Young, III, C.P.A.

Director

Mr. Young currently serves as a Director of the Company. From 2004 until the closing of the Canopius Merger Transaction in March 2013, he served as a member of the board of directors of the Predecessor Company. He is Chairman of the Audit Committee and a member of the Investment Committee of the Board of Directors, positions he also held while serving as a member of the board of directors of the Predecessor Company. He also serves as a Director and the Chairman of the Audit Committee of Insperity, Inc. and Amerisafe, Inc. Previously, he served as Senior Vice President, Chief Financial Officer and Treasurer of CellStar Corporation from 1999 to December 2001, when he retired. Before joining CellStar Corporation, he served as Executive Vice President — Finance and Administration of Metamor Worldwide, Inc. from 1996 to 1999. Mr. Young also held the position of Senior Vice President and Chief Financial Officer of American General Corporation for over eight years. He was a partner in the Houston and New York offices of KPMG Peat Marwick where his career spanned 22 years before joining American General Corporation. He holds an accounting degree from The University of Texas. He is a member of the Houston and State Chapters of the Texas Society of Certified Public Accountants, the American Institute of Certified Public Accountants and Financial Executives International.

The Board of Directors believes that Mr. Young possesses the experience, qualifications, attributes, and skills necessary to serve on its Board of Directors because of his more than 50 years of relevant experience in the financial and accounting fields, his years of service on various boards of directors and audit committees, and his extensive knowledge of the Company and its business.

William E. Hitselberger

Executive Vice President and Chief Financial Officer

Mr. Hitselberger currently serves as Executive Vice President and the Chief Financial Officer of the Company. Prior to the closing of the Canopius Merger Transaction in March 2013, Mr. Hitselberger served as Executive Vice President and Chief Financial Officer of the Predecessor Company. Initially, he joined the Predecessor Company in December 2009 as Senior Vice President and became Chief Financial Officer in March 2010 and Executive Vice President in May 2012. Before joining the Predecessor Company, Mr. Hitselberger served as Executive Vice President and Chief Financial Officer of PMA Capital Corporation from April 2004 to November 2009 and as Senior Vice President, Chief Financial Officer and Treasurer from June 2002 to March 2004. Prior to this, he served as Vice President of The PMA Insurance Group from 1996 to 2002. Mr. Hitselberger is a Certified Public Accountant and a Chartered Financial Analyst. Mr. Hitselberger graduated from the University of Pennsylvania, where he received a B.S. in Economics in 1980.

William F. Dove

Senior Vice President, Chief Risk Officer and Chief Actuary

Mr. Dove currently serves as Senior Vice President, Chief Risk Officer and Chief Actuary of the Company. Prior to the closing of the Canopius Merger Transaction in March 2013, Mr. Dove served as Senior Vice President, Chief Risk Officer and Chief Actuary of the Predecessor Company. He joined the Predecessor Company in October 2011 as Senior Vice President and Chief Risk Officer and became Chief Actuary in January 2012. Before joining the Predecessor Company, Mr. Dove served in a series of roles with various subsidiaries of ACE Limited since 2003, including as Chief Operating Officer and Chief Actuary of Brandywine Group Holdings from 2007 to 2011, Chief Technical Officer of ACE Risk Management from 2006 to 2007, and as President of ACE Financial Solutions from 2004 to 2006. From 1995 to 2003, he served in a series of roles including Senior Vice President and Chief Pricing Actuary of Centre Insurance Company. From 1991 to 1995 he served as Assistant Vice President for Continental Insurance Company. He currently serves on the Audit & Compliance Committee of the Princeton Family YMCA and the Citizens’ Finance Advisory Committee for Princeton, NJ. He is a Fellow of the Casualty Actuarial Society, an Associate of the Society of Actuaries, a member of the American Academy of Actuaries and a Chartered Enterprise Risk Analyst. He holds a B.A. in Mathematics from Haverford College in Haverford, PA.

Scott T. Melnik

Senior Vice President, Claims

Mr. Melnik currently serves as Senior Vice President of Claims of Tower Group, Inc., a subsidiary of the Company and the holding company for its U.S. operations. From June 2008 until the closing of the Canopius Merger Transaction in March 2013, Mr. Melnik served as Senior Vice President, Claims of the Predecessor Company. Initially, he joined the Predecessor Company in March 1999 as a Claims Manager and throughout his more than fourteen years with the Predecessor Company served in a number of other management positions within the Claims Division. Over the last 22 years in the insurance industry, Mr. Melnik has been involved in the technical claim handling and management of various types of property and casualty insurance claims, both personal and commercial lines. Before joining the Predecessor Company, Mr. Melnik held management positions in the Risk Management division of CNA Insurance Companies. From 1991 to 1994, he held positions at the self-insured and reciprocal management firm Wright Risk Management.

Elliot S. Orol

Senior Vice President, General Counsel and Secretary

Mr. Orol currently serves as Senior Vice President, General Counsel and Secretary of the Company. Prior to the closing of the Canopius Merger Transaction in March 2013, Mr. Orol had served as Senior Vice President, General Counsel and Secretary of the Predecessor Company since December 2008. Before joining the Predecessor Company, Mr. Orol served until November 2008 at The Navigators Group, Inc. as Chief Compliance Officer from November 2004, Senior Vice President and General Counsel from May 2005, and Secretary from May 2006. Prior to joining Navigators, Mr. Orol was in private legal practice and, from 2002 to 2003, served as Managing Director and General Counsel of Gerling Global Financial Products, Inc. From 1999 through 2001, he was a partner with the law firm of Cozen O’Connor. He served from 1996-1999 as Vice President, General Counsel and Secretary of the GRE Insurance Group, and from 1987-1996 as Vice President of The Continental Insurance Company. Mr. Orol was previously a member of the Board of Trustees of The Dalton School. Mr. Orol received a B.S. in Mathematics from the State University of New York at Binghamton, a J.D. from the University of Chicago Law School and an M.B.A. from the University of Chicago Graduate School of Business.

Christian K. Pechmann

Senior Vice President, Marketing

Mr. Pechmann currently serves as Senior Vice President, Marketing of Tower Group, Inc., a subsidiary of the Company and the holding company for its U.S. operations. Prior to the closing of the Canopius Merger Transaction in March 2013, Mr. Pechmann had served as Senior Vice President, Marketing of the Predecessor Company since September 2003. Before joining the Predecessor Company, Mr. Pechmann was employed in various profit center and field management roles at Kemper Insurance Companies. His last positions with that company were as Midwest Region President and Northeast Region President, responsible for the commercial lines branch offices within those respective regions. A graduate of Hartwick College, Mr. Pechmann received a B.A. in English, and participated in the Executive Development Program at Columbia University. He holds the Associate of Risk Management (ARM) and the Associate of Insurance Management (AIM) from the Insurance Institute of America.

Laurie A. Ranegar

Senior Vice President, Operations

Ms. Ranegar currently serves as Senior Vice President of Operations of Tower Group, Inc., a subsidiary of the Company and the holding company for its U.S. operations. She is responsible for service delivery, billing and collections, premium audit, statistical reporting and technology user acceptance testing. Prior to the closing of the Canopius Merger Transaction in March 2013, Ms. Ranegar had served as Senior Vice President of Operations of the Predecessor Company since October 2003. She has 30 years of insurance industry experience with extensive experience in off-shoring back office processes. Before joining the Predecessor Company, she was Regional Operations Director of the Northeast for Kemper Insurance. Before joining Kemper, Ms. Ranegar held management positions at Highlands Insurance Group, Inc. from 1996 until 2002, where she held the positions of Vice President, Claim Field Operations, and Vice President, Underwriting and Operations, responsible for a commercial small business service center. She began her insurance career with Aetna Life and Casualty and is a graduate of the University of Pittsburgh with a B.A. in Economics.

James E. Roberts

Senior Vice President, Reinsurance

Mr. Roberts currently serves as Senior Vice President, Reinsurance of the Company. From May 2011 to the closing of the Canopius Merger Transaction in March 2013, Mr. Roberts served as Senior Vice President – Corporate Underwriting and from October 2009 to May 2011, he served as Managing Vice President – Corporate Underwriting of the Predecessor Company. Before joining the Predecessor Company, Mr. Roberts was employed by AequiCap Group where he served as President of AequiCap Insurance Company from January 2006 to October 2009 and President of AequiCap Program Administrators from September 2007 to October 2009. From November 2002 to October 2005, Mr. Roberts was Executive Vice President and Chief Underwriting Officer of the Reinsurance Division of Alea North America Company and Senior Vice President of Alea North America Insurance Company. From May 1995 to November 2002, Mr. Roberts was employed by Trenwick Group, Ltd. and its predecessor company, Trenwick Group, Inc. At Trenwick, he served from October 1999 to November 2002 as Chairman and Chief Executive Officer of the Insurance Corporation of New York, Dakota Specialty Insurance Company and Recor Insurance Company Inc. From March 2000 to November 2002, he served as Chairman and Chief Executive Officer and from October 1999 to March 2000, he served as Vice Chairman of Chartwell Reinsurance Company. From May 1995 to March 2000, he was Vice Chairman of Trenwick America Reinsurance Corporation, where he was co-head of the Company’s Underwriting Department. During the nine years prior to joining Trenwick, Mr. Roberts held the following positions at Re Capital Corporation, where he was one of the Company’s three founding officers: President and Chief Executive Officer from 1992 to 1995; President and Chief Operating Officer from 1991 to 1992; Senior Vice President from 1986 to 1991; Director from 1989 to 1995; and President and Chief Executive Officer of the Company’s principal operating subsidiary, Re Capital Reinsurance Corporation from 1991 to 1995. From June 1995 to May 2013, Mr. Roberts was a Director of Harris & Harris Group, Inc., a venture capital firm specializing in active, early stage investments in transformative nanotechnology companies. He served as Lead Independent Director of the Board of Harris & Harris from May 2011 until stepping down at the end of his term in May 2013. Mr. Roberts graduated from Cornell University (A.B.).

Catherine M. Wragg

Senior Vice President, Human Resources and Administration

Ms. Wragg currently serves as Senior Vice President, Human Resources and Administration of Tower Group, Inc., a subsidiary of the Company and the holding company for its U.S. operations. Prior to the closing of the Canopius Merger Transaction in March 2013, Ms. Wragg had served as Senior Vice President, Human Resources and Administration of the Predecessor Company since May 2011. Initially, she joined the Predecessor Company in December 1995 and was promoted to Managing Vice President in January 2008. Ms. Wragg is currently responsible for all aspects of employee relations, recruiting, benefits, compensation, real estate, general office administration and related expenses. Before joining Predecessor Company, Ms. Wragg was responsible for the oversight of the payroll and benefits function with the firm Bachner, Tally, Polevoy and Misher LLP from 1993 through 1995. Ms. Wragg studied English at Northern Arizona University.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and Directors and persons who own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company’s review of the copies of such forms received by the Company with respect to fiscal year 2013 or written representations from certain reporting persons during the year ended December 31, 2013, all Section 16(a) filing requirements applicable to the Directors, officers and greater than 10% shareholders were complied with by such persons, except that one report covering one transaction was filed late by Mr. Lee, the former Chief Executive Officer of the Company.

Item 11. Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

The Company’s Performance in 2013

The Company’s performance in 2013 did not meet the financial performance metrics set by the Compensation Committee at the beginning of the year. Accordingly, the Compensation Committee (the “Compensation Committee” or the “Committee”) determined:

(i)	not to increase the annual base salaries for the Company’s Named Executive Officers included in the Summary Compensation Table below (the “Named Executive Officers” or “NEOs”) or other employees in 2014;

(ii)	not to make any annual cash bonus awards for 2013 performance under the Tower Group International, Ltd. Short Term Performance Incentive Plan (the “Short Term Incentive Plan” or “STIP”);

(iii)	following the Committee’s previous determination not to make any equity awards to the NEOs for 2012 performance for at least six months following the closing of the Canopius Merger Transaction in March 2013, not to make any equity awards to the NEOs for 2012 performance under the Tower Group, Inc. 2004 Long Term Equity Compensation Plan (as amended and restated, effective May 15, 2008, the “2008 Long Term Equity Plan” or “2008 LTEP”); and

(iv)	not to make any long-term equity awards for the 2013-2015 performance period under the new Tower Group International, Ltd. 2013 Long Term Incentive Plan (the “2013 Long Term Incentive Plan” or “2013 LTIP”).

In addition, the Compensation Committee does not expect to make annual cash awards for performance in 2014 under the STIP or long term equity awards for the 2014-2016 performance period under the LTIP.

Merger Agreement with ACP Re

On January 3, 2014, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ACP Re Ltd. (“ACP Re”), and a wholly-owned subsidiary of ACP Re (“Merger Sub”), pursuant to which Merger Sub would merge with and into Tower (the “ACP Re Merger”), with Tower as the surviving corporation in the ACP Re Merger and a wholly owned subsidiary of ACP Re. ACP Re is a Bermuda-based reinsurance company. The obligations of the parties to complete the ACP Re Merger are subject to the satisfaction or waiver of the closing conditions in the Merger Agreement. There is no assurance that the closing of our proposed merger with ACP Re will occur or that it will close under the same terms and conditions contained in the ACP Re Merger Agreement.

Pursuant to the terms of the Merger Agreement, the Company has agreed, among other matters, not to increase the base salary or to make cash or equity bonus awards to any of its employees, including the Named Executive Officers listed below, without the prior written consent of ACP Re. The Company’s executive compensation program and plans described below in this Compensation Discussion and Analysis are all subject to the restrictions imposed upon the Company pursuant to the Merger Agreement, as well as to applicable insurance department regulatory restrictions.

2013 Say-on-Pay Results

At the 2013 annual general meeting of shareholders of the Company, more than 95% of the shares present in person or by proxy were cast in a nonbinding advisory say-on-pay vote in support of the Company’s executive compensation program and policies.

Executive Compensation and Corporate Governance Policy Highlights

The Company is committed to maintaining best practices with respect to executive compensation practices and corporate governance standards, and has adopted the policies and practices, among others, set forth in the chart below.

Compensation or Governance Practice	Company’s Policy

Performance-based long term incentive equity awards

Equity awards made to the NEOs under the Company’s 2013 Long Term Incentive Plan are based 75% upon two financial performance metrics, relative total shareholder return (50%) and return on tangible equity (25%), each measured over a three-year performance period and vesting at the end of such three-year period.

Total shareholder return is measured relative to a selected peer group. Return on tangible equity is measured against pre-established levels determined with reference to operating return on tangible equity for the selected peer group for the prior three-year period.

Performance-based award payouts will range from no award if threshold performance is not met, to above-target awards for superior performance.

The making of any new equity awards is currently subject to restrictions under the Merger Agreement.

Dividends on unvested stock	We have eliminated the payment of dividends on unvested stock and restricted stock units (“RSUs”) issued under the 2013 Long Term Incentive Plan. Dividends are instead credited to holders of unvested stock and RSUs and are paid only if and when the restricted stock or RSUs vest; otherwise, dividends will be forfeited.

Election of Directors	Majority voting standard for the election of Directors in uncontested elections and required offer of resignation from any Director who is not reelected (as described under “Corporate Governance – Director Independence” below).

Stock ownership guidelines for Directors	Stock ownership guidelines for Directors (as described under “Corporate Governance – Stock Ownership Guidelines” above).

Stock ownership guidelines for CEO and other NEOs	Stock ownership guidelines for the CEO and other NEOs (as described under “Corporate Governance – Stock Ownership Guidelines” above).

Stock pledging	Anti-pledging policy for the CEO, the other NEOs and other designated executive officers and Directors (as described under “Corporate Governance – Stock Ownership Guidelines” above).

Stock hedging	Anti-hedging policy for the CEO, the other NEOs and other designated executive officers and Directors (as described under “Corporate Governance – Stock Ownership Guidelines” above).

Lead Director	A lead independent Director is provided for as part of the leadership structure of the Company’s Board of Directors (as described under “Additional Information Regarding the Board – Board Leadership Structure” above). Since the positions of Chairman and Chief Executive Officer are now held by different individuals, there is at present no lead independent Director.

Payments to Directors	Prohibition on payment of any consulting, legal, advisory or other fees to independent Directors by the Company other than fees paid strictly for service on the Board of Directors or Board committees (as described under “Corporate Governance – Payment of Fees to Independent Directors” below).

Change in a Director’s principal employment	Required offer of resignation from any Director who changes his principal employment (as described under “Corporate Governance – Offer of Resignation Upon Change of Employment” below).

Tax gross-ups	Tax gross-ups have been eliminated from the employment agreements of all NEOs, and will not be included in any new employment agreements.

Change in control provision	The 2013 Long Term Incentive Plan requires a double trigger – both a change in control and termination of employment within two years of the change in control – for the acceleration of unvested equity awards in the event of a change in control.

Internal pay equity	Under the 2013 Long Term Incentive Plan, the CEO’s maximum bonus opportunity was reduced to 200% of target from 300% of target under the prior plan, to reflect current market practice and enhance internal pay equity. The newly elected CEO, William W. Fox, Jr., is not eligible for a bonus award under his employment agreement.

Prospective clawback provision	Under the terms of the 2013 Long Term Incentive Plan, the Committee reserves the right to recoup certain payments made under the plan to the extent necessary to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Company will implement a clawback policy as soon as the SEC issues applicable final rules.

Independence of Board committees	All committees of the Board, including the Compensation Committee, are composed entirely of independent Directors.

Compensation consultant	The Compensation Committee’s executive compensation consulting firm, Pearl Meyer & Partners, is retained directly by the Committee and performs no other services for the Committee or the Company. All such services were authorized by the Committee.

Compensation policies and risk	The Compensation Committee reviews annually the Company’s risk management with respect to its executive compensation policies and practices to assure that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Peer group	Our Compensation Committee, assisted by our outside compensation consultant, extensively reviewed during 2013 potential peers and selected only those that have a close business model alignment.

Compensation Philosophy and Objectives

The Company’s approach to executive compensation is based upon its pay-for-performance philosophy, which is intended to align the compensation of the Company’s executive officers with the performance of the Company as measured by various performance metrics set by the Compensation Committee. The Company’s executive compensation program is also designed to attract and retain the services of highly qualified executives and to reward and provide incentives for individual performance as well as for overall Company performance. The Company seeks to establish and maintain a performance-driven, entrepreneurial culture that delivers impressive performance relative to its peers and exceptional value to its shareholders, and to attract and reward individuals who fit that culture and reflect the core values of the Company: leadership, passion, hard work, teamwork, innovation, customer service, trust, flexibility, social responsibility and excellence. To attract and retain highly skilled individuals, the Company’s compensation program is intended to be competitive with that offered by other employers within the industry that compete with the Company for talent. The Company uses all of the elements of its compensation program together to achieve these objectives.

The compensation for each NEO reflects his level of responsibility, the Company’s performance, the achievement of individually established goals, his personal contribution to the Company’s success, experience, expertise, knowledge of the Company’s operations and the insurance industry, and marketplace considerations. Other than the CEO, no NEO or other officer plays a role in determining compensation for the NEOs.

Elements of Compensation

The Company’s executive compensation program for its NEOs for 2013 consisted of the following four key elements:

(i)	annual base salary;

(ii)	an annual bonus, payable under the Short Term Incentive Plan;

(iii)	a long term equity award for the 2013-2015 performance period, granted under the 2013 Long Term Incentive Plan; and

(iv)	retirement income plans.

The Company does not generally target any specific allocation among these various elements of compensation for NEOs or other employees. While the elements of compensation described above are considered separately, the Compensation Committee takes into account the full compensation package offered by the Company to each NEO, including healthcare and other benefits. The Compensation Committee believes that the compensation mix for the NEOs strikes a balance between salary and variable compensation arrangements and is consistent with the Company’s compensation policies for employees in general.

As a result of the Company’s 2013 performance, the Compensation Committee determined not to make any annual cash bonus awards for 2013 or any long-term equity awards for the 2013-2015 performance period. The Committee approved, on October 6, 2013, cash retention awards to James E. Roberts, but not to any other NEOs, and to certain other employees recommended by management, in varying amounts ranging from 20%-100% of their annual base salary and payable to such employees (i) on September 30, 2014 if they remain at such date employees of the Company or (ii) if terminated other than for Cause (as defined in the 2013 LTIP) prior to September 30, 2014, on the date of such termination. Mr. Roberts would be eligible to receive a cash retention award in the amount of 100% of his annual base salary, or $350,018.

Base Salaries. The annual base salary is the fixed element of compensation and is intended to attract and retain high performing executives. The level of base salary for each of the NEOs reflects his position and tenure with the Company, the Company’s needs, the NEO’s individual performance, achievements and contributions to the Company, and the overall financial results of the Company. The Compensation Committee determined the base salary for each NEO for 2013 in the first quarter of 2013.

Annual Bonuses. The NEOs are eligible for annual bonuses under the Short Term Incentive Plan, which are generally paid in cash in the first quarter of each year. The Short Term Incentive Plan supports the Company’s recruitment objectives by enabling the Company to attract qualified new employees. The STIP supports the Company’s retention and incentive objectives by providing eligible NEOs with competitive compensation and appropriate incentives to enhance the profitability and growth of the Company, and by rewarding them for their service and personal contribution to the Company’s success.

The STIP bonus awards are intended primarily to reflect the degree to which the Company meets its annual financial plan. For 2013, such awards would have been determined based primarily upon the degree to which the Company achieved selected corporate performance targets (the “STIP Bonus Targets”) with respect to four equally weighted components:

(1)	operating return on equity (excluding gains and losses realized on investments and non-recurring transaction costs) (the “Adjusted Operating Return on Equity”),

(2)	gross premiums written and produced,

(3)	combined ratio, and

(4)	growth in diluted book value per share (the “Adjusted Growth in Diluted Book Value Per Share”).

The Adjusted Operating Return on Equity performance target and the Adjusted Growth in Diluted Book Value Per Share performance target are intended to measure the increase in shareholder value over various periods of time. The gross premiums written and produced performance target is intended to measure premium growth. The combined ratio performance target is a standard property and casualty insurance industry measure of profitability, and also serves as a risk management tool by discouraging the Company from writing unprofitable business. The Compensation Committee believes that the STIP Bonus Targets for annual bonus awards under the Short Term Incentive Plan were set at levels that could be achieved only with significant effort on the part of the NEOs.

Based upon the degree of the Company’s achievement of the STIP Bonus Targets under the Short Term Incentive Plan and pursuant to the terms of the Merger Agreement, the Compensation Committee determined not to award annual cash bonuses to the NEOs for 2013.

Stock-Based Incentives. As a result of the approval by the shareholders of the 2013 Long Term Incentive Plan at the 2013 annual general meeting of shareholders, the NEOs are eligible for equity awards under the 2013 Long Term Incentive Plan. Awards granted under the 2013 LTIP for each of the NEOs and certain other senior officers of the Company designated by the CEO and approved by the Compensation Committee are:

•	75% performance-based, and

•	25% time-based.

An equity award for each of the NEOs and other designated senior officers under the 2013 LTIP would be calculated as follows:

(1)	50% of such equity award will be based on total shareholder return for the Company relative to that of its peers over the immediately preceding three-year period and will vest at the end of such three-year period,

(2)	25% of such equity award will be based on return on tangible equity over such three-year period and will vest at the end of such three-year period, and

(3)	25% of such equity award will be based on such plan participant’s target bonus opportunity and will vest concurrently with the performance component of such award.

With respect to (1) and (2) above (the “LTIP Performance-Based Bonus Targets”), the total shareholder return performance metric is intended to measure the return on investment to the Company’s shareholders based upon share price appreciation and dividends paid relative to that of the Company’s peers. The return on tangible equity performance metric is intended to measure the increase in shareholder value over various periods of time. The Compensation Committee believes that the LTIP Performance-Based Bonus Targets were set at levels that could be achieved only with significant effort on the part of the CEO and other NEOs. The Committee believes that (3) above (“the LTIP Time-Based Bonus Target” and, together with the LTIP Performance-Based Bonus Targets, the “LTIP Targets”) supports the recruitment and retention objectives of the Company’s executive compensation program as described above. The performance components and measurement period to be used to determine equity awards under the 2013 LTIP for NEOs and other designated senior officers differ from those to be used to determine annual bonus awards under the STIP. The Compensation Committee has discretion to adjust downward, but not upward, the annual equity bonus award payable to each NEO under the 2013 Long Term Incentive Plan.

Based upon the Company’s financial performance in 2013, the Compensation Committee determined not to make any equity awards under the 2013 LTIP for the three-year performance period from 2013-2015.

The Company encourages ownership by officers of the Company’s stock through its equity-based awards, and has adopted stock ownership requirements for NEOs as described under “Corporate Governance – Stock Ownership Guidelines” above. The 2013 LTIP requires that both a change in control and the termination of employment within two years of the change in control are required for accelerated vesting.

Retirement Income Plans. The Company’s retirement income plans include the Tower Group, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”), the Tower Group, Inc. Supplemental Executive Retirement Plan (the “SERP”) in which the NEOs and certain other officers of the Company are eligible to participate, and the Company’s 401(k) Plan with matching Company contribution, in which all employees are eligible to participate.

The Deferred Compensation Plan is a voluntary, non-qualified plan offered to all officers of the Company at the level of Vice President and above and to all of the Company’s Directors. Participants in the Deferred Compensation Plan are able to defer a portion of their current base salary and annual cash bonus, resulting in lower current taxable income and tax-deferred earnings growth on their deferred amounts. Each participant is able to self-direct the investment of his or her account balance from a choice of 17 valuation funds. Currently, 23 of the eligible officers and Directors of the Company are enrolled in the Deferred Compensation Plan. Of the NEOs, only Mr. Hitselberger participated in the Deferred Compensation Plan in 2013.

The SERP is a non-qualified defined contribution plan effective as of January 1, 2009 that is intended to enhance retirement benefits for the Company’s most senior executives and certain other key employees. Eligibility to participate in the SERP generally requires three years of prior employment with the Company for Executive Vice Presidents and Senior Vice Presidents and between five and 10 years of prior employment with the Company for other key employees. While Mr. Dove has been employed with the Company for less than three years, the Compensation Committee determined, based upon his senior management position and his importance to the Company, to permit him to participate in the SERP beginning in 2012. Messrs. Hitselberger, Orol, Dove and Roberts, as well as certain non-NEO key executives selected at the discretion of the Compensation Committee, are eligible to participate in the SERP. Subject to the approval of the Compensation Committee, the Company may make annual contributions to the SERP on behalf of each participant. The SERP is not a defined benefit plan.

For all SERP participants, the current amount of the Company’s annual contribution is equal to 5% of their annual cash compensation for the prior year. Company contributions for each participant remain unvested until such participant has completed 10 years of service with the Company, and vest in full upon completion of 10 years of service. However, as required by the terms of the SERP, unvested Company contributions for each participant became fully vested as a result of the closing of the Canopius Merger Transaction on March 13, 2013. Since the former CEO had more than 10 years of service with the Company, the Company’s SERP contributions for him were fully vested prior to the closing of the Merger in March 2013. The Compensation Committee has discretion to terminate the SERP at any time or to adjust upward or downward the level of the Company’s contribution each year.

In addition to the Deferred Compensation Plan and the SERP, each currently employed NEO is eligible to participate in the Company’s 401(k) Plan. The 401(k) Plan provides for the Company to match each participating employee’s annual contributions to the Plan in an amount up to 4% of such employee’s base salary and cash bonus at the matching rate of $.50 per $1.00 contributed, subject to certain matching contribution limits under applicable law. The Company’s matching contributions vest ratably over a five-year period.

Supplemental Benefits. Except as noted below, currently employed NEOs participate in the Company’s health and welfare benefits on the same terms and conditions as other employees. Executive compensation also includes a limited number of supplemental benefits and perquisites for the Company’s key executives. These benefits include a supplemental medical reimbursement plan for executive officers (other than Mr. Roberts) in an annual amount of up to $5,000. In addition to the foregoing, the perquisites for the former CEO included a country club membership and an automobile allowance. The Company believes that its supplemental benefits and perquisites are customary and enhance the Company’s ability to retain talented executives.

The Compensation Committee’s Process

The Compensation Committee, working with the Company’s senior management, develops and implements the Company’s executive compensation policies. The Compensation Committee is responsible for the Company’s compensation program for its NEOs and for recommending to the Board of Directors the compensation of the Company’s Directors. The Compensation Committee is also responsible for the administration, including designating in its discretion the recipients, amounts and terms of equity grants, of the 2013 Long Term Incentive Plan, as well as of the 2008 Long Term Equity Plan, with respect to which the Committee determined to make no further awards following the approval of the 2013 LTIP by the shareholders at the 2013 annual general meeting.

The Compensation Committee conducts its review of executive performance and compensation on an annual basis and generally adjusts base salaries and makes cash bonus and equity-based awards annually in the first calendar quarter of the year following the performance year. This process includes an assessment of the performance of the Company and of each NEO for the year, and a comparison of each NEO’s compensation to market data for executives in similar positions at peer companies of the Company. The Committee engages an independent compensation consultant to compile this market data. Compensation adjustments can be made during the year if circumstances are appropriate, such as when an individual is promoted or takes on additional responsibilities. Cash bonuses and equity-based awards may also be made to individuals during the year in which they join the Company.

Assessment of Company Performance in 2013. As noted under “Compensation Discussion and Analysis — The Company’s Performance in 2013” above, the Compensation Committee did not make annual cash bonus awards for 2013 performance under the STIP or long term equity awards for the 2013-2015 performance period under the 2013 LTIP. Based upon the Committee’s assessment of the Company’s performance in 2013, the Committee has determined to reduce the Company’s expenses and, as described under “Compensation Philosophy and Objectives – Elements of Compensation” above, to focus on the retention of key employees.

Assessment of Individual Performance. Each year, the Compensation Committee considers the individual performance of each NEO. Factors that are evaluated to determine each NEO’s individual contribution include his strategic vision, leadership and management skills, technical skills and judgment in performing his responsibilities.

Benchmarking against Peer Group. In setting compensation, the Compensation Committee compares the elements of compensation for the Company’s executives against the compensation of executives at a peer group of publicly traded insurance companies of comparable size, based on gross written premium, and complexity of business structure, based on the Committee’s understanding of such companies’ lines of business written. The Committee retains an executive compensation consulting firm, Pearl Meyer & Partners, to assist it in selecting appropriate peer companies and to obtain and organize the information. The Committee compares the compensation of individual executives to their counterparts at the peer group if the positions are sufficiently similar to make the comparison meaningful. The Committee uses the peer group data as one factor in the decision on what compensation levels to set and as a guide in determining the competitiveness of each element of the compensation program. The peer group used for 2013 consisted of the following companies:

Allied World Assurance Company	Aspen Insurance Holdings, Ltd.	Markel Corp.

American Financial Group, Inc.	Axis Capital Holdings Limited	The Navigators Group, Inc.

AmTrust Financial Services, Inc.	Endurance Specialty Holdings, Ltd.	Selective Insurance Group, Inc.

Arch Capital Group, Ltd.	The Hanover Insurance Group, Inc.	Validus Holdings, Ltd.

Argo Group International Holdings, Ltd.	HCC Insurance Holdings, Inc.

The executive compensation consultant provided a report to the Compensation Committee in November 2013. This report compared the Company’s compensation program to those of its peer companies and to available compensation surveys, and included salary ranges and commonly used equity-based incentives, structure and mix of compensation, design, and content of annual and long term incentive plans. The executive compensation consultant also provided consultative advice to the Compensation Committee with respect to executive compensation during 2013. While the Compensation Committee believes that using an executive compensation consultant is an effective way to keep current regarding competitive compensation practices, the Committee does not believe that it should accord undue weight to the advice of such consultant. Accordingly, while the Committee generally considers the 50th percentile of comparable market data in executive compensation studies as a guideline in setting the annual compensation of the NEOs, this is only one of several factors used by the Committee to set such compensation.

Under its charter, the Compensation Committee is authorized to retain a compensation consultant and outside advisors at the Company’s expense. In 2013, as noted above, the Compensation Committee retained Pearl Meyer & Partners to advise it on matters related to executive compensation and the Company’s compensation plans. Other than providing the November 2013 report described in the paragraph above to and discussing it with the Compensation Committee and providing such consultative advice, Pearl Meyer & Partners played no role in advising the CEO or the Compensation Committee on compensation decisions in 2013. Pearl Meyer & Partners provides no other services to the Company.

The Compensation Committee has reviewed the independence of Pearl Meyer & Partners in light of SEC rules and NASDAQ listing standards regarding compensation consultants and has concluded that Pearl Meyer & Partners’ work for the Compensation Committee is independent and does not raise any conflict of interest.

2013 Awards to the Chief Executive Officer and Other Named Executive Officers. As noted under “Summary of Key Agreements – Former Chief Executive Officer Separation and Release Agreement” below, the Company’s former CEO, Mr. Lee, resigned on February 6, 2014. Mr. Lee’s compensation for 2013 included cash compensation of $900,000, consisting solely of his annual base salary. In addition, as required under the terms of Mr. Lee’s Separation and Release Agreement with the Company described under “Summary of Key Agreements – Former Chief Executive Officer Separation and Release Agreement” below, which reduced the amount that the Company would have been required to pay to Mr. Lee pursuant to his employment agreement in effect as of the date of such resignation, the Company paid to Mr. Lee in March 2014 a separation payment in the amount of $3,280,614.

With respect to the NEOs, as noted under “Compensation Discussion and Analysis – The Company’s Performance in 2013” above, the Compensation Committee determined not to make annual cash bonus awards under the STIP with respect to 2013 performance and not to make long term equity awards under the 2013 LTEP for the 2013-2015 performance period.

The Compensation Committee believes that the compensation mix for these NEOs strikes an appropriate balance between salary and variable compensation arrangements and is consistent with the Company’s compensation policies for employees in general.

Employment Agreements. The Company enters into employment agreements to attract and retain talented executives. The Company has entered into employment agreements with certain of its executive officers, including Messrs. Hitselberger, Orol and Dove. The Company has not entered into an employment agreement with Mr. Roberts. Each of these employment agreements was reviewed by the Compensation Committee prior to the Company’s entering into such agreement. Based on this review, the Company believes the terms of these agreements are competitive with those entered into by its peer companies. For a description of the employment agreements with NEOs, see “Summary of Key Agreements” below.

There are no change-in-control agreements or severance agreements between the Company and its NEOs other than provisions set forth in (i) the employment agreements between the Company and certain of its NEOs and (ii) the 2013 Long Term Incentive Plan. For a description of these provisions with respect to the NEOs, see “Summary of Key Agreements” below. The accelerated vesting of unvested restricted shares of stock awarded under the 2013 LTIP, unlike the accelerated vesting of unvested restricted shares of stock awarded under the 2008 LTEP, requires both a change in control and the termination of employment within two years of the change in control.

Tax Considerations. Under Section 162(m) of the Code, annual compensation in excess of $1,000,000 paid to certain executive officers of a publicly held corporation will not be deductible unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. The Company considers this limitation on deductions when structuring executive compensation. Incentive compensation paid to the Company’s executive officers pursuant to the Short Term Incentive Plan, the 2008 Long Term Equity Plan, and the 2013 Long Term Incentive Plan is intended to qualify for deductibility by the Company under Section 162(m), but there can be no assurance that this compensation will meet the required criteria. The Compensation Committee recognizes that in certain instances, it may be in the best interests of the Company’s shareholders to provide compensation that is not fully deductible and may do so as it determines appropriate.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

The Compensation Committee

Robert S. Smith, Chairman
Steven W. Schuster
Jan R. Van Gorder

SUMMARY COMPENSATION TABLE

The following table sets forth a summary of the compensation paid by the Company to the Chief Executive Officer, the Principal Financial Officer and each of the five other most highly paid executive officers (including the former Chief Executive Officer and the former Chief Underwriting Officer) of the Company or its subsidiaries (the “Named Executive Officers” or “NEOs”).

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards	Non- Equity Incentive Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (3)	Total

William E. Hitselberger Executive Vice President, Chief Financial Officer	2013	$539,069	$-	$-	$-	$-	$-	$58,144	$597,213
	2012	506,253	84,094	248,625	-	-	-	91,254	930,226
	2011	450,000	194,513	786,094	-	-	-	48,786	1,479,393

Elliot S. Orol Senior Vice President, General Counsel and Secretary	2013	383,355	-	-	-	-	-	46,013	429,368
	2012	368,336	112,200	173,400	-	-	-	59,690	713,629
	2011	340,000	135,660	365,500	-	-	-	59,592	900,752

William F. Dove Senior Vice President, Chief Risk Officer	2013	410,000	-	-	-	-	-	49,264	459,264
	2012	410,000	123,000	246,000	-	-	-	36,332	815,332
	2011	84,102	386,000	725,000	-	-	-	6,387	1,201,489

James E. Roberts Senior Vice President, Reinsurance	2013	343,403	-	-	-	-	-	36,475	379,878
	2012	306,919	186,180	198,250	-	-	-	21,945	713,294
	2011	276,667	146,425	215,000	-	-	-	17,371	655,463

Michael H. Lee (4) Chairman of the Board, President and Chief Executive Officer	2013	900,000	-	-	-	-	-	152,311	1,052,311
	2012	900,000	225,000	1,525,590	-	-	-	325,720	2,976,310
	2011	900,000	622,170	3,321,676	-	-	-	688,942	5,532,788

Gary S. Maier (5) Executive Vice President, Chief Underwriting Officer	2013	315,305	-	-	-	-	-	724,225	1,039,530
	2012	407,461	66,942	212,713	-	-	-	65,441	752,557
	2011	385,000	166,416	496,650	-	-	-	63,316	1,111,382

(1)	Based upon the degree of the Company’s achievement of the STIP Bonus Targets under the Short Term Incentive Plan and pursuant to the terms of the Merger Agreement, the Compensation Committee determined not to award annual cash bonuses to the NEOs under the STIP in 2013.
(2)	This amount reflects the grant date fair value in accordance with FASB ASC Topic 718. Following the Compensation Committee’s previous determination not to make any equity awards to the NEOs for 2012 performance for at least six months following the closing of the Canopius Merger Transaction in March 2013 to provide the Committee with an opportunity to assess the results of the Canopius Merger Transaction, including the organizational structure and the role of each NEO in the Company following the Canopius Merger Transaction, the Committee determined not to make any equity awards to the NEOs for 2012 performance. See Note 14, “Stock Based Compensation,” in the Notes to the Company’s Consolidated Financial Statements included in Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for the assumptions used to determine the compensation costs associated with stock and option awards that the Company expensed in 2013, 2012 and 2011.

(3)	All Other Compensation includes (1) for Mr. Hitselberger, (a) officer medical reimbursement -2013: $5,000; 2012: $5,000; 2011: $5,000; (b) 401(k) match - 2013: $8,750; 2012: $10,000; 2011: $9,800; (c) term life insurance premium – 2013: $1,050; 2012: $798; 2011: $798; (d) dividends on restricted stock – 2013: $7,743; 2012: $31,933; 2011 - $33,188; and (e) SERP contribution – 2013: $35,601; 2012: $43,523; 2011: $0. (2) for Mr. Orol: (a) officer medical reimbursement – 2013: $5,000; 2012: $5,000; 2011: $5,000; (b) 401(k) match– 2013: $10,200; 2012: $10,000; 2011: $9,800; (c) term life insurance premium – 2013: $1,050; 2012: $798; 2011: $775; (d) dividends on restricted stock – 2013: $4,279; 2012: $17,117; 2011: $20,642; and (e) SERP contribution – 2013: $25,484; 2012: $26,775; 2011: $23,375; (3) for Mr. Dove: (a) officer medical reimbursement - 2013: $0; 2012: $0; 2011: $0; (b) 401(k) match - 2013: $8,750; 2012: $0; 2011: $0; (c) term life insurance premium – 2013: $1,050; 2012: $798; 2011: $166; (d) dividends on restricted stock – 2013: $6,664; 2012: $31,322; 2011 - $6,221; and (e) SERP contribution – 2013: $32,800; 2012: $4,212; 2011: $0; (4) for Mr. Roberts: (a) officer medical reimbursement -2013: $0; 2012: $0; 2011: $0; (b) 401(k) match - 2013: $10,200; 2012: $10,000; 2011: $9,800; (c) term life insurance premium – 2013: $683; 2012: $920; 2011: $798; (d) dividends on restricted stock – 2013: $2,756; 2012: $11,025; 2011 - $6,773; and (e) SERP contribution – 2013: $22,836; 2012: $0; 2011: $0; (5) for Mr. Lee: (a) officer medical reimbursement - 2013: $5,000; 2012: $5,000; 2011: $5,000; (b) 401(k) match - 2013: $10,200; 2012: $10,000; 2011: $9,800; (c) term life insurance premium – 2013: $1,050; 2012: $798; 2011: $798; (d) dividends on restricted stock – 2013: $37,952; 2012: $159,880; 2011: $168,066; (e) SERP contribution – 2013: $76,109; 2012: $128,042; 2011: $483,278; (f) country club dues – 2013: $10,000; 2012: $10,000; 2011: $10,000; and (g) car allowance – 2013: $12,000; 2012: $12,000; 2011: $12,000; and (6) for Mr. Maier: (a) officer medical reimbursement -2013: $0; 2012: $0; 2011: $0; (b) 401(k) match - 2013: $8,750; 2012: $8,500; 2011: $8,250; (c) term life insurance premium – 2013: $1,050; 2012: $798; 2011: $798; (d) dividends on restricted stock – 2013: $5,788; 2012: $23,611; 2011 - $25,946; (e) SERP contribution – 2013: $28,919; 2012: $32,532; 2011: $28,322; and (f) for 2013, a separation payment in the amount of $679,718 pursuant to the separation agreement, dated September 24, 2013, between the Company and Mr. Maier.
(4)	On February 6, 2014, Mr. Lee resigned as Chairman, President and Chief Executive Officer of the Company.
(5)	On October 4, 2013, Mr. Maier resigned as Executive Vice President, Chief Underwriting Officer of Tower Group, Inc., a wholly owned subsidiary of the Company.

Summary of Key Agreements

Named Executive Officers’ Employment Agreements. Under their respective employment agreements, each of Messrs. Hitselberger, Orol and Dove has agreed to serve in his current position and/or in such other positions as the Company (or, with respect to Mr. Dove, the Predecessor Company) may assign. The initial term of service under the agreements is two years for Messrs. Hitselberger, Orol and Dove, followed in each case by automatic additional one-year terms unless a notice not to extend the term is provided by the Company or the employee prior to the end of the term. The amount of notice required is one year for Messrs. Hitselberger, Orol and Dove. Mr. Roberts does not have an employment agreement with the Company.

Each of Messrs. Hitselberger, Orol and Dove receives a minimum annual base salary and an annual incentive bonus, to be determined by the Board of Directors, with the current target bonus of 65% of annual base salary for Mr. Hitselberger and 60% of annual base salary for Messrs. Orol and Dove. Each such Named Executive Officer’s salary and target annual bonus are subject to review for increase at the discretion of the Board of Directors or a committee of the Board of Directors; however, they cannot be decreased below the salaries and target bonus percentages stated above. Each named executive may also participate in the Company’s long-term incentive plans. The 2013 annual base salaries for Messrs. Hitselberger, Orol and Dove were $543,375, $385,220, and $410,000, respectively, and were not increased in 2014.

If a Named Executive Officer’s employment terminates as a result of disability or death, his employment agreement automatically terminates, and he or his designated beneficiary or administrator, as applicable, is entitled to accrued salary through the termination date and a prorated target bonus. Additionally, all stock-based awards will vest and his stock options will remain exercisable for one year after the date his employment terminates (or until the last day of the stock option term, whichever occurs first).

If the Company (or, with respect to Mr. Dove, the Predecessor Company) terminates the employment of the Named Executive Officer without cause, or if the Named Executive Officer terminates his employment with good reason, then the terminated employee is entitled to (i) his accrued base salary and a prorated target bonus, (ii) a cash severance payment equal to 100% of the sum of his annual base salary and his target annual bonus, (iii) the continuation of health and welfare benefits for one year, except that those benefits will be reduced to the extent comparable benefits are received by or made available to the Named Executive Officer by a subsequent employer, and (iv) three months (or until the last day of the stock option term, whichever occurs first) to exercise any vested stock options. “Cause” includes gross negligence or gross misconduct or the conviction of, or such Named Executive Officer’s pleading nolo contendere to, a felony involving moral turpitude. “Good reason” under the employment agreement for each of Messrs. Hitselberger, Orol and Dove means any of the following events that has remained uncured, if curable, for 30 days after notice from such Named Executive Officer: the assignment to such NEO of duties materially inconsistent with his position or a substantial diminution in his authority and duties; any reduction in such

NEO’s annual base salary or annual target bonus or annual target equity award opportunity; requiring such NEO to be based more than 50 miles away from the Predecessor Company’s headquarters in New York, New York; the material breach by the Company (or, with respect to Mr. Dove, the Predecessor Company) of any of its other obligations under the employment agreement; or the failure of the Company (or, with respect to Mr. Dove, the Predecessor Company) to obtain the assumption of the employment agreement by any successor of the Company (or, with respect to Mr. Dove, the Predecessor Company).

If the Company (or, with respect to Mr. Dove, the Predecessor Company) terminates a Named Executive Officer’s employment agreement without cause, or if the Named Executive Officer terminates his employment with good reason, in anticipation of, or within the 24-month period following, a change in control, which has substantially the same definition as set forth for such term under the 2013 LTIP and the 2008 LTEP, the Named Executive Officer is entitled to receive the foregoing benefits and is also entitled to immediate vesting of his previously unvested stock awards. The employment agreements for Messrs. Hitselberger, Orol and Dove do not provide for an excise tax gross-up payment, and each provides instead that if payments received under the agreement and other payments received under other agreements or employee benefit plans result in the imposition of an excise tax under Section 4999 of the Code, then the payments would be reduced (but not below zero) by the amount necessary to prevent the excise tax but only if, by reason of the deduction, the net after-tax economic benefit to Mr. Hitselberger, Mr. Orol or Mr. Dove, as applicable, would exceed the net after-tax economic benefit to such Named Executive Officer if no such reduction were made.

If Mr. Hitselberger, Mr. Orol or Mr. Dove retires after attaining age 55 but before attaining age 62, he receives his accrued base salary through the retirement date and applicable retiree benefits, if any, and will have three months (or until the last day of the stock option term, whichever occurs first) to exercise any vested stock options. If Mr. Hitselberger, Mr. Orol or Mr. Dove retires after attaining age 62, he receives his accrued salary through the retirement date, applicable retiree benefits, if any, and vesting of previously unvested stock awards, and his stock options will remain exercisable for the full option term.

The Named Executive Officers are subject under the terms of their respective employment agreements to non-solicitation provisions for a period of one year after the termination of their employment, along with ongoing confidentiality and non-disclosure requirements. Mr. Dove is also subject to a non-competition provision for a period of one year after termination under the terms of his employment agreement with the Predecessor Company.

In the “Potential Payments Upon Termination of Employment or Change of Control” table below, amounts are not provided for the financial effect of a termination for cause, as defined in each Named Executive Officer’s employment agreement, because the Named Executive Officers are not entitled to further benefits or compensation following such a termination.

Former Chief Executive Officer Separation and Release Agreement. On February 6, 2014, the Company entered into a Separation and Release Agreement with Mr. Lee (the “Separation Agreement”), which provided that Mr. Lee’s employment with the Company would terminate on such date. Pursuant to the Separation Agreement, which reduced the amount that the Company would have been required to pay to Mr. Lee pursuant to his employment agreement in effect as of the date of such resignation, the Company agreed to pay to Mr. Lee in cash, within 30 business days of the date of the Separation Agreement, any earned but unpaid annual base salary and a lump sum payment in the amount of $3,280,614. Mr. Lee agreed to a general release and waiver of claims against, among other parties, the Company and its officers and directors, and agreed and acknowledged that his obligations under the non-competition, confidential information, non-solicitation and non-interference provisions of his employment agreement, dated as of February 27, 2012 and amended as of March 13, 2013, continued to apply in accordance with their terms.

Chief Executive Officer Employment Agreement. On February 14, 2014, the Company entered into an employment agreement with Mr. Fox. Pursuant to Mr. Fox’s employment agreement, Mr. Fox will serve as the Company’s President and Chief Executive Officer for a term of nine months from the date of such agreement. Pursuant to his employment agreement, Mr. Fox receives a base salary of $585,000 during such nine-month term. The employment agreement does not provide for the payment of either an annual incentive bonus award under the Short Term Incentive Plan or a long-term equity award under the 2013 Long Term Incentive Plan. The employment agreement also provides for a one-time cash payment of $7,500, payable within 30 days of the date of the agreement, which is intended to defray Mr. Fox’s tax planning costs and attorneys’ fees in connection with his entry into the agreement, and for a monthly benefit allowance of $3,000 in lieu of Mr. Fox’s participation in any of the health and welfare benefit, retirement, supplemental retirement, and deferred compensation plans, policies and arrangements that are provided generally to other senior officers of the Company.

2008 Long Term Equity Plan and 2013 Long Term Incentive Plan. As a result of the Canopius Merger Transaction on March 13, 2013, a change in control, as defined under the 2008 LTEP, occurred. Accordingly, as required by the terms of the 2008 LTEP, the vesting of all unvested restricted stock and restricted stock units issued under the 2008 LTEP was accelerated, and such unvested restricted stock and restricted stock units were immediately vested.

With respect to the 2013 Long Term Incentive Plan, on the other hand, options issued under the 2013 LTIP become immediately exercisable only upon, and the period of restriction for any restricted stock and restricted stock units issued under the 2013 LTIP lapses only upon, both (1) the occurrence of a change in control and (2) the termination of employment other than for cause within two years of such change in control. A change in control is defined under the 2013 LTIP to mean any of the following events: (a) any “person” (within the meaning of Section 3(a)(9) of the Securities Exchange Act of 1934, including a “group” as defined in Section 13(d) of the Securities Exchange Act of 1934 (a “Person”)) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) that is not on the Effective Date (as defined in the 2013 LTIP) the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing more than 20% of the combined voting power of the Company’s then outstanding securities becomes after the Effective Date the beneficial owner, directly or indirectly, of securities of the Company representing more than 20% of the combined voting power of the Company’s then outstanding securities; (b) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of the Company, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) shall be, for purposes of this definition, considered as though such person were a member of the Incumbent Board; (c) consummation of a merger, consolidation, reorganization, share exchange or similar transaction (a “Transaction”) of the Company with any other entity, other than (i) a Transaction that would result in the voting securities of the Company outstanding immediately prior thereto directly or indirectly continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or a parent company) more than 70% of the combined voting power of the voting securities of the Company or such surviving entity or parent company outstanding immediately after such Transaction or (ii) a Transaction effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 20% of the combined voting power of the Company’s then outstanding securities; (d) the sale, transfer or other disposition (in one transaction or a series of related transactions) of more than 50% of the operating assets of the Company; or (e) the approval by the shareholders of a plan or proposal for the liquidation or dissolution of the Company.

Outstanding Equity Awards at December 31, 2013

The following table sets forth information for each Named Executive Officer with respect to his outstanding equity awards as of December 31, 2013.

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Exercise Date	Stock Award Grant Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested
William E. Hitselberger (1)	-	-	-	-	-	-	-	-
Elliot S. Orol (1)	-	-	-	-	-	-	-	-
William F. Dove (1)	-	-	-	-	-	-	-	-
James E. Roberts (1)	-	-	-	-	-	-	-	-
Michael H. Lee	04/01/06	515,927	-	$16.28	04/01/16	-	-	-
Michael H. Lee	03/22/07	64,403	-	$23.61	03/22/17	-	-	-
Michael H. Lee	03/10/08	109,105	-	$16.48	03/10/18	-	-	-
Michael H. Lee (1)	-	-	-	-	-	-	-	-
Gary S. Maier (1)	-	-	-	-	-	-	-	-

(1)

As a result of the closing of the Canopius Merger Transaction on March 13, 2013, and in accordance with the terms of the 2008 LTEP, all unvested shares of restricted stock held by Messrs. Hitselberger, Orol, Dove, and Roberts, as well as by Mr. Lee, the former CEO, and Mr. Maier, the former Executive Vice President, Chief Underwriting Officer, prior to the effective time of the Canopius Merger Transaction became vested. The Compensation Committee has not made any equity awards to NEOs subsequent to the closing of the Canopius Merger Transaction on March 13, 2013.

Option Exercises and Stock Vested in 2013

The following table sets forth information for each Named Executive Officer with respect to stock options that were exercised and restricted shares that vested, and the value realized on such exercise or vesting, during 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
William E. Hitselberger (1)			2,693	$49,955
William E. Hitselberger (2)			12,615	239,748
William E. Hitselberger (3)			25,987	514,282
Elliot S. Orol (4)			1,878	34,837
Elliot S. Orol (5)			2,234	41,843
Elliot S. Orol (6)			5,865	111,464
Elliot S. Orol (7)			1,423	27,734
Elliot S. Orol (8)			11,423	226,061
William F. Dove (9)			2,664	49,417
William F. Dove (10)			32,877	650,636
James E. Roberts (11)			2,147	39,827
James E. Roberts (12)			287	5,376
James E. Roberts (13)			3,450	65,567
James E. Roberts (14)			8,817	174,488
Michael H. Lee (15)			14,573	270,329
Michael H. Lee (16)			24,748	463,530
Michael H. Lee (17)			52,097	990,103
Michael H. Lee (18)			110,990	2,196,492
Gary S. Maier (19)			2,304	42,739
Gary S. Maier (20)			3253	60,929
Gary S. Maier (21)			7,970	151,470
Gary S. Maier (22)			2,349	45,782
Gary S. Maier (23)			14,994	296,731

(1)	Mr. Hitselberger acquired 2,693 shares with a market price of $18.55 on March 1, 2013 upon the vesting of Restricted Stock Shares.
(2)	Mr. Hitselberger acquired 12,615 shares with a market price of $19.01 on March 7, 2013 upon the vesting of Restricted Stock Shares.
(3)	Mr. Hitselberger acquired 25,987 shares with a market price of $19.79 on March 13, 2013 upon the vesting of Restricted Stock Shares as a result of the closing of the Canopius Merger Transaction.
(4)	Mr. Orol acquired 1,878 shares with a market price of $18.55 on March 1, 2013 upon the vesting of Restricted Stock Shares.
(5)	Mr. Orol acquired 2,234 shares with a market price of $18.73 on March 5, 2013 upon the vesting of Restricted Stock Shares.
(6)	Mr. Orol acquired 5,865 shares with a market price of $19.01 on March 7, 2013 upon the vesting of Restricted Stock Shares.
(7)	Mr. Orol acquired 1,423 shares with a market price of $19.49 on March 12, 2013 upon the vesting of Restricted Stock Shares.
(8)	Mr. Orol acquired 11,423 shares with a market price of $19.79 on March 13, 2013 upon the vesting of Restricted Stock Shares as a result of the closing of the Canopius Merger Transaction.
(9)	Mr. Dove acquired 2,664 shares with a market price of $18.55 on March 1, 2013 upon the vesting of Restricted Stock Shares.
(10)	Mr. Dove acquired 32,877 shares with a market price of $19.79 on March 13, 2013 upon the vesting of Restricted Stock Shares as a result of the closing of the Canopius Merger Transaction.
(11)	Mr. Roberts acquired 2,147 shares with a market price of $18.55 on March 1, 2013 upon the vesting of Restricted Stock Shares.
(12)	Mr. Roberts acquired 287 shares with a market price of $18.73 on March 5, 2013 upon the vesting of Restricted Stock Shares.
(13)	Mr. Roberts acquired 3,450 shares with a market price of $19.01 on March 7, 2013 upon the vesting of Restricted Stock Shares.

(14)	Mr. Roberts acquired 8,817 shares with a market price of $19.79 on March 13, 2013 upon the vesting of Restricted Stock Shares as a result of the closing of the Canopius Merger Transaction.
(15)	Mr. Lee acquired 14,573 shares with a market price of $18.55 on March 1, 2013 upon the vesting of Restricted Stock Shares.
(16)	Mr. Lee acquired 24,748 shares with a market price of $18.73 on March 5, 2013 upon the vesting of Restricted Stock Shares.
(17)	Mr. Lee acquired 52,097 shares with a market price of $19.01 on March 7, 2013 upon the vesting of Restricted Stock Shares.
(18)	Mr. Lee acquired 110,990 shares with a market price of $19.79 on March 13, 2013 upon the vesting of Restricted Stock Shares as a result of the closing of the Canopius Merger Transaction.
(19)	Mr. Maier acquired 2,304 shares with a market price of $18.55 on March 1, 2013 upon the vesting of Restricted Stock Shares.
(20)	Mr. Maier acquired 3,253 shares with a market price of $18.73 on March 5, 2013 upon the vesting of Restricted Stock Shares.
(21)	Mr. Maier acquired 7,970 shares with a market price of $19.01 on March 7, 2013 upon the vesting of Restricted Stock Shares.
(22)	Mr. Maier acquired 2,349 shares with a market price of $19.49 on March 12, 2013 upon the vesting of Restricted Stock Shares.
(23)	Mr. Maier acquired 14,994 shares with a market price of $19.79 on March 13, 2013 upon the vesting of Restricted Stock Shares as a result of the closing of the Canopius Merger Transaction.

Nonqualified Deferred Compensation for 2013

The following table sets forth information for the Named Executive Officers with respect to the Company’s Deferred Compensation Plan and SERP.

Name	Executive Contributions in 2013	Registrant Contributions in 2013 (1)	Aggregate Earnings in 2013	Aggregate Withdrawals/ Distributions	Aggregate Balance December 31,2013
William E. Hitselberger (2)	$69,000	$35,601	$48,527	$-	$379,726
Elliot S. Orol (3)	-	25,484	4,211	-	153,830
William F. Dove (4)	-	32,800	(1,043)	-	36,782
James E. Roberts (5)	-	22,836	-	-	22,836
Michael H. Lee (6)	-	76,109	-	-	1,614,402
Gary S. Maier (7)	-	28,919	-	-	130,122

(1)

Company contributions to the SERP for each participant remain unvested until such participant has completed 10 years of service with the Company, and vest in full upon completion of 10 years of service. Company contributions to the SERP are also reported in the Summary Compensation Table for 2013 in the All Other Compensation column. As required by the terms of the SERP, all unvested Company contributions for each participant became fully vested as a result of the closing of the Canopius Merger Transaction on March 13, 2013.

(2)

Mr. Hitselberger participated in the Voluntary Deferred Compensation Plan and SERP in 2013. Of the aggregate balance at December 31, 2013, $35,601 and $43,523 were reported as compensation in the years ended December 31, 2013 and 2012, respectively, and $0 was reported as compensation in the year ended December 31, 2011, since he was not a member of the plan in 2011. Contributions were invested in the Nationwide NVIT Money Market V, Fidelity VIP Freedom 2015, MFS VIT Value and Nationwide NVIT Mid Cap Index I funds.

(3)

Mr. Orol participated in the SERP in 2013. Of the aggregate balance at December 31, 2013, $25,484, $26,775 and $23,375 were reported as compensation in the years ended December 31, 2013, 2012 and 2011, respectively. Contributions were invested in the Nationwide NVIT Money Market V, Dreyfus Stock Index Initial and PIMCO VIT Real Return Admin funds.

(4)

Mr. Dove participated in the SERP in 2013. Of the aggregate balance at December 31, 2013, $32,800 and $4,212 were reported as compensation in the years ended December 31, 2013 and 2012, respectively, and $0 was reported as compensation in the year ended December 31, 2011, since he was not a member of the plan in 2011. Contributions were invested in the Lazard Ret Emerging Mkt Eq fund.

(5)

Mr. Roberts participated in the SERP in 2013. Of the aggregate balance at December 31, 2013, $22,836 was reported as compensation in the years ended December 31, 2013 and $0 was reported as compensation in the years ended December 31, 2012 and 2011, since he was not a member of the plan in 2012 or 2011. Contributions were invested in the Nationwide NVIT Money Market V fund.

(6)

Mr. Lee participated in the SERP in 2013. Of the aggregate balance at December 31, 2013, $76,109, $128,042 and $483,278 were reported as compensation in the years ended December 31, 2013, 2012 and 2011, respectively. Contributions were invested in the Nationwide NVIT Money Market V fund.

(7)

Mr. Maier participated in the SERP in 2013. Of the aggregate balance at December 31, 2013, $28,919, $32,532 and $28,322 were reported as compensation in the years ended December 31, 2013, 2012 and 2011, respectively. Contributions were invested in the Nationwide NVIT Money Market V fund.

Potential Payments Upon Termination of Employment or Change in Control

The following tables provide information with respect to potential payments to the Named Executive Officers upon termination of their employment without cause by the Company or for good reason by the Named Executive Officers as these terms are defined in their respective employment agreements described under “Summary of Key Agreements” above (other than Mr. Roberts, who does not have an employment agreement with the Company). The tables assume a date of termination of December 31, 2013. We have not included a table below for Mr. Maier, who resigned on October 4, 2013 as Executive Vice President and Chief Underwriting Officer of Tower Group, Inc., a wholly-owned subsidiary of the Company. In connection with his resignation, Mr. Maier received a separation payment from the Company in the amount of $679,718 pursuant to the separation agreement, dated September 24, 2013, between the Company and Mr. Maier.

William E. Hitselberger
Executive Benefits and Payments Upon Termination	Voluntary Termination without Good Reason	Voluntary Termination for Good Reason or Involuntary Termination Without Cause (a)	Retirement (b)	Death or Disability	Change in Control (“CIC”) (c)	Involuntary or Good Reason Termination upon or within 24 months after CIC (d)
Cash Severance Payment
Base Salary	$-	$543,375	$-	$-	$-	$543,375
Bonus	-	353,194	-	-	-	353,194
Pro-Rata Bonus (e)	-	353,194	-	353,194	-	353,194
Value of Unvested and Accelerated Equity Awards
Options	-	-	-	-	-	-
Restricted Stock	-	-	-	-	-	-
Gross Value of Continuing Benefits (f)	-	23,528	-	-	-	23,528
Excise Tax Gross-Up	-	-	-	-	-	-
Total	$-	$1,273,291	$-	$353,194	$-	$1,273,291	(g)

(a)	Severance payments equal to base salary plus target bonus in the fiscal year in which termination occurs.
(b)

Mr. Hitselberger was age 55 as of December 31, 2013. Upon retirement between 55 and 62, Mr. Hitselberger is eligible for: (i) retiree benefits, if any; and (ii) stock options will remain exercisable until the earlier of the third anniversary of the date of termination or the last day of the option term. Outstanding/unvested equity awards would be forfeited.

(c)	Change in Control column excludes involuntary/good reason termination.
(d)

Severance payments equal to base salary plus target bonus in the fiscal year of the change in control; requires both a change in control and termination of employment within two years of such change in control.

(e)	Represents pro-rata bonus equal to the target bonus opportunity in the fiscal year in which the termination event occurs.
(f)	Represents one additional year of coverage for medical and life insurance.
(g)	Payments will be reduced (but not below zero) by the amount necessary to prevent triggering excise tax under Sections 280G and 4999 of the Code.

Elliot S. Orol
Executive Benefits and Payments Upon Termination	Voluntary Termination without Good Reason	Voluntary Termination for Good Reason or Involuntary Termination Without Cause (a)	Retirement (b)	Death or Disability	Change in Control (“CIC”) (c)	Involuntary or Good Reason Termination upon or within 24 months after CIC (d)
Cash Severance Payment
Base Salary	$-	$385,220	$-	$-	$-	$385,220
Bonus	-	231,132	-	-	-	231,132
Pro-Rata Bonus (e)	-	231,132	-	231,132	-	231,132
Value of Unvested and Accelerated Equity Awards
Options	-	-	-	-	-	-
Restricted Stock	-	-	-	-	-	-
Gross Value of Continuing Benefits (f)	-	23,818	-	-	-	23,818
Excise Tax Gross-Up	-	-	-	-	-	-
Total	$-	$871,302	$-	$231,132	$-	$871,302	(g)

(a)	Severance payments equal to base salary plus target bonus in the fiscal year preceding termination.
(b)

Mr. Orol was age 57 as of December 31, 2013. Upon retirement between 55 and 62, Mr. Orol is eligible for: (i) retiree benefits, if any; and (ii) stock options will remain exercisable until the earlier of the third anniversary of the date of termination or the last day of the option term. Outstanding/unvested equity awards would be forfeited.

(c)	Change in Control column excludes involuntary/good reason termination.
(d)

Severance payments equal to base salary plus target bonus in the fiscal year of the change in control; requires both a change in control and termination of employment within two years of such change in control.

(e)	Represents pro-rata bonus equal to the target bonus opportunity in the fiscal year of the termination event.
(f)	Represents one additional year of coverage for medical and life insurance.
(g)	Payments will be reduced (but not below zero) by the amount necessary to prevent triggering excise tax under Sections 280G and 4999 of the Code.

William F. Dove
Executive Benefits and Payments Upon Termination	Voluntary Termination without Good Reason	Voluntary Termination for Good Reason or Involuntary Termination Without Cause (a)	Retirement (b)	Death or Disability	Change in Control (“CIC”) (c)	Involuntary or Good Reason Termination upon or within 24 months after CIC (d)
Cash Severance Payment
Base Salary	$-	$410,000	$-	$-	$-	$410,000
Bonus	-	246,000	-	-	-	246,000
Pro-Rata Bonus (e)	-	-	-	246,000	-	-
Value of Unvested and Accelerated Equity Awards
Options	-	-	-	-	-	-
Restricted Stock	-	-	-	-	-	-
Gross Value of Continuing Benefits (f)	-	22,561	-	-	-	22,561
Excise Tax Gross-Up	-	-	-	-	-	-
Total	$-	$678,561	$-	$246,000	$-	$678,561	(g)

(a)	Severance payments equal to base salary plus target bonus in the fiscal year preceding termination.
(b)

Mr. Dove was not retirement eligible as of December 31, 2013. Upon retirement, Mr. Dove is eligible for: (i) retiree benefits, if any; (ii) all unvested equity will continue to vest in accordance with their terms; and (iii) stock options will remain exercisable until the earlier of the third anniversary of the date of termination or the last day of the option term.

(c)	Change in Control column excludes involuntary/good reason termination.
(d)

Severance payments equal to base salary plus target bonus in fiscal year of the change in control; requires both a change in control and termination of employment within two years of such change in control.

(e)	Represents pro-rata bonus equal to the target bonus opportunity in the fiscal year preceding the termination event.
(f)	Represents one additional year of coverage for medical and life insurance.
(g)	Payments will be reduced (but not below zero) by the amount necessary to prevent triggering excise tax under Sections 280G and 4999 of the Code.

James Roberts
Executive Benefits and Payments Upon Termination	Voluntary Termination without Good Reason	Voluntary Termination for Good Reason or Involuntary Termination Without Cause (a)	Retirement (b)	Death or Disability	Change in Control (“CIC”) (c)	Involuntary or Good Reason Termination upon or within 24 months after CIC (a)
Cash Severance Payment
Base Salary	$-	$175,009	$-	$-	$-	$175,009
Bonus	-	-	-	-	-	-
Pro-Rata Bonus	-	-	-	-	-	-
Value of Unvested and Accelerated Equity Awards
Options	-	-	-	-	-	-
Restricted Stock	-	-	-	-	-	-
Gross Value of Continuing Benefits	-	-	-	-	-	-
Excise Tax Gross-Up	-	-	-	-	-	-
Total	$-	$175,009	$-	$-	$-	$175,009

(a)

Mr. Roberts does not have an employment or severance agreement with the Company. Under the Company’s general guidelines, upon involuntary termination, he is eligible to receive severance between 50% and 100% of his salary. The value shown assumes that he receives severance of 50% of salary.

(b)	Mr. Roberts is retirement eligible as of December 31, 2013. Upon retirement, Mr. Roberts is eligible for retiree benefits, if any.
(c)	Change in Control column excludes involuntary/good reason termination.

Michael H. Lee *
Executive Benefits and Payments Upon Termination	Voluntary Termination without Good Reason	Voluntary Termination for Good Reason or Involuntary Termination Without Cause (a)	Retirement (b)	Death or Disability	Change in Control (“CIC”) (c)	Involuntary or Good Reason Termination upon or within 24 months after CIC (d)
Cash Severance Payment
Base Salary	$-	$2,700,000	$-	$-	$-	$2,700,000
Bonus	-	847,170	-	-	-	847,170
Pro-Rata Bonus (e)	-	-	-	-	-	-
Value of Unvested and Accelerated Equity Awards
Options	-	-	-	-	-	-
Restricted Stock	-	-	-	-	-	-
Gross Value of Continuing Benefits (f)	-	71,256	-	-	-	71,256
Excise Tax Gross-Up	-	-	-	-	-	-
Total	$-	$3,618,426	$-	$-	$-	$3,618,426	(g)

*	On February 6, 2014, Mr. Lee resigned as Chairman, President and Chief Executive Officer of the Company. Pursuant to the terms of Mr. Lee’s Separation Agreement as described under “Summary of Key Agreements – Former Chief Executive Officer Separation and Release Agreement” above, the Company paid to Mr. Lee in March 2014, any earned but unpaid annual base salary as of the date of his resignation and a separation payment of $3,280,614.
(a)	Severance payments equal to three times base salary plus three times average annual bonus paid in the three fiscal years preceding termination.
(b)

Mr. Lee was not retirement eligible as of December 31, 2013. Upon retirement, Mr. Lee is eligible for: (i) pro rata bonus based on actual company performance; (ii) retiree benefits, if any; (iii) all unvested equity will continue to vest; and (iv) stock options will remain exercisable until the earlier of the third year anniversary of termination and the last day of the option term.

(c)	Change in Control column excludes involuntary/good reason termination.
(d)	Severance payments equal to three times base salary plus three times average annual bonus paid in the three fiscal years preceding a change in control.
(e)	Represents pro-rata bonus based on actual bonus the executive would have earned in the year that the termination occurs. Mr. Lee’s bonus for fiscal year 2013 was $0.
(f)	Represents three additional years of coverage for medical and life insurance.
(g)	Payments will be reduced (but not below zero) by the amount necessary to prevent triggering excise tax under Sections 280G and 4999 of the Code.

DIRECTOR COMPENSATION FOR 2013

The following table sets forth the total number of meetings of the Board and each Board standing committee in 2013. The table does not include the special committee established by the Board in October 2013 and described under “Independent Director Compensation” below, which met 24 times in 2013.

	Board	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Investment Committee
Number of Meetings in 2013	34	20	9	6	5

The following table sets forth the total compensation earned or paid to each independent Board member for 2013:

Name	Fees Earned or Paid in Cash	Stock Awards (3)	Total
Charles A. Bryan (1)	$132,000	$-	$132,000
William W. Fox, Jr. (2)	203,000	-	203,000
William A. Robbie	182,500	-	182,500
Steven W. Schuster	190,000	-	190,000
Robert S. Smith	210,000	-	210,000
Jan R. Van Gorder	225,000	-	225,000
Austin P. Young, III	215,500	-	215,500

(1)

Mr. Bryan resigned from his position as a Director of the Company on October 9, 2013. At the time of his resignation, Mr. Bryan was Chairman of the Compensation Committee and a member of the Audit Committee of the Board of Directors.

(2)

Mr. Fox resigned from his position as a Director of the Company on December 31, 2013. At the time of his resignation, he was a member of the Audit Committee and the Corporate Governance and Nominating Committee of the Board of Directors. On February 14, 2014, Mr. Fox joined the Company as President and Chief Executive Officer.

(3)	For 2013, the Compensation Committee determined not to grant the restricted stock portion of the annual retainer to the Directors.

Independent Director Compensation

Directors’ compensation is intended to attract and retain well-qualified and dedicated independent directors. Fees paid to independent directors are designed to compensate Directors for time spent on Company matters. Stock-based awards are designed to align the Directors’ interests with those of the Company’s shareholders and to allow the Company to remain competitive with other companies in attracting and retaining well-qualified directors. The compensation structure for independent Directors that was in effect through the end of 2013 provided for the payment of an annual retainer of $110,000, consisting of $55,000 in cash, payable quarterly, and $55,000 in restricted stock, which vested on the first anniversary of the date of grant. For 2013, the Compensation Committee determined not to award to the independent Directors the restricted stock portion of the annual retainer. Each independent Director was also paid $8,000 for attendance at each two-day set of quarterly Board and committee meetings and $11,000 for attendance at each three-day set of quarterly Board and committee meetings. Directors were not compensated for attendance at Board or committee meetings other than the regularly scheduled quarterly meetings unless the meeting chairman determined, based upon such factors as the need to travel and the length of the meeting, that attendance at a particular meeting was compensable, in which event the fee payable to each Director for attendance at such a Board meeting would be $2,000, the fee payable to each Audit Committee member for attendance at such an Audit Committee meeting would be $1,500, and the fee payable to each Compensation Committee member, Corporate Governance and Nominating Committee member and Investment Committee member for attendance at such a meeting of their respective committees would be $1,000. In addition, the Audit Committee chairman received an annual fee of $20,000, the Compensation Committee chairman received an annual fee of $15,000, and the Corporate Governance and Nominating Committee and Investment Committee chairmen each received an annual fee of $10,000. Also, the lead independent Director of the Board, a position created in November 2012 as described under “Additional Information Regarding the Board – Board Leadership Structure,” received an annual fee of $15,000. Directors were reimbursed for expenses incurred in traveling to and from Board and committee meetings. In addition, in October 2013, the chairman of the Audit Committee received a one-time cash payment of $15,000 in recognition of his extraordinary effort and time commitment with respect to various Audit Committee matters.

The compensation structure for independent Directors described above was revised, effective as of January 1, 2014, to provide for (1) a quarterly cash retainer for each director of $35,000 (2) additional quarterly cash retainers of $30,000 for the Chairman of the Board, $10,000 for the chairman of the Audit Committee, and $5,000 for the chairman of each of the Compensation, Corporate Governance and Nominating, and Investment Committees, (3) the continuation of the Board and committee meeting fees in effect in 2013 as described in the preceding paragraph, and (4) an additional fee of $5,000 per day for additional tasks, including, for example, days spent in New York on Company business, assigned to the directors by the Chairman of the Board.

In addition to the standing committees described above, the Board may also from time to time create special or temporary committees to address certain unique issues or transactions as the Board deems appropriate. The fees for special committees can vary depending on the effort and time commitment required of the committee members.

In October 2013, the Board unanimously approved a fee structure for a special committee composed of Messrs. Van Gorder (Chair), Fox and Smith, which was established to explore a range of alternatives with respect to the Company that ultimately led to the entry by the Company into the Merger Agreement on January 3, 2014, that provided as follows: (i) a lump sum payment of $15,000 to the chair of the special committee, (ii) a lump sum payment of $10,000 to each other member of the special committee, (iii) $2,000 per meeting to each special committee member for in-person meetings, (iv) $1,000 per meeting to each special committee member for telephonic meetings or for participation by telephone in in-person meetings, and (v) payment of a meeting fee to directors not on the special committee only if such directors were invited to attend the meeting by the special committee chair. The special committee completed its work upon the execution by the Company of the Merger Agreement on January 3, 2014.

Compensation Policies and Practices As They Relate to the Company’s Risk Management

The Compensation Committee believes that the Company’s compensation policies and practices for all employees, including its executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company. The process undertaken by the Compensation Committee to reach this conclusion consisted of a review and discussion by the Committee of the various elements of the Company’s compensation program. In its review and discussion, the Compensation Committee noted that these elements include a balance of fixed and variable compensation, that the variable compensation consists of both short-term and long-term incentive plans, and that the incentive plans provide for the vesting of certain benefits over several years and, for Named Executive Officers and certain other designated senior officers participating in the 2013 LTIP, for equity awards primarily based on performance measured over a three-year period and payable following such period.

The Compensation Committee further noted that four distinct financial performance metrics are used generally as a guide in determining compensation levels under the STIP for Named Executive Officers and other employees and that these metrics are based on, among other things, profitability measures such as operating return on equity and combined ratio as well as on premium growth. The Committee believes that in addition to being a standard property and casualty insurance industry measure of profitability, combined ratio also serves as an important risk management tool by discouraging the Company from writing unprofitable business.

In 2013, as described under “Compensation Discussion and Analysis — Compensation Philosophy and Objectives” above, the Compensation Committee established the 2013 LTIP to more directly align the interests of the Named Executive Officers and other designated senior officers of the Company with those of the Company’s shareholders. Under the 2013 LTIP, two distinct performance metrics, relative total shareholder return and relative operating return on tangible equity, each measured over a three-year period, will be the primary determinants of maximum, and actual, compensation levels for the Named Executive Officers. Individual employees do not have particular incentives that differ from those of other employees or of the Company.

Item 12. Security Ownership Of Certain Beneficial Owners And Management And Related Shareholder Matters

The following table sets forth certain information regarding the ownership of the Company’s common shares as of March 3, 2014 by: (i) each person known to the Company to own beneficially more than 5% of the outstanding common shares;

(ii) each of the Company’s directors and named executive officers; and (iii) all of the directors and executive officers as a group. As used in this table, “beneficially owned” means the sole or shared power to vote or dispose of, or to direct the voting or disposition of, the shares, or the right to acquire such power within 60 days after March 3, 2014 with respect to any shares.

Name (1)	Shares Beneficially Owned (2)		Percent Beneficially Owned
BlackRock Inc. (3)	3,741,982		6.5%
Michael H. Lee (4)	2,987,361	(4)	5.2%
Dimensional Fund Advisors, L.P. (5)	2,965,726		5.2%
William F. Dove	31,369		*
William W. Fox, Jr.	15,660		*
William E. Hitselberger	46,227		*
Elliot S. Orol	39,421		*
James E. Roberts	13,467		*
William A. Robbie	35,662		*
Steven W. Schuster	13,259		*
Robert S. Smith	31,821		*
Jan R. Van Gorder	18,978		*
Austin P. Young, III	21,073		*
Total Directors and Executive Officers	306,186		0.5%

* Less than 1%

(1) Each named shareholder’s business address is 120 Broadway, New York, New York 10271, with the exceptions of BlackRock Inc. the business address of which is 40 East 52nd Street, New York, NY 10022, and Dimensional Fund Advisors, L.P. the business address of which is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(2) To the Company’s knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, unless otherwise noted in the footnotes to this table.

(3) Based solely on the Schedule 13G/A filing made by BlackRock Inc. on February 3, 2014.

(4) Based on the Form 4 filing made by Michael H. Lee on September 20, 2013. Includes 689,435 shares issuable upon the exercise of stock options held by Mr. Lee, which stock options, to the Company’s knowledge, Mr. Lee still owns. The exercise price for Mr. Lee’s options ranges from $16.28-$23.61. Mr. Lee resigned from his positions as Chairman, President and Chief Executive Officer of the Company on February 6, 2014.

(5) Based solely on the Schedule 13G filing made by Dimensional Fund Advisors, L.P. on February 10, 2014.

Equity Compensation Plan Information

The following table provides information with respect to the Company’s equity compensation plan as of December 31, 2013.

	(A)	(B)	(C)

Plan Category	Number of securities to be issued upon exercise of outstanding options and vesting of unvested stock grants	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity compensation plans approved by security holders	1,191,390	$17.75	2,220,972
Equity compensation plans not approved by security holders	-	-	-
Total	1,191,390	$17.75	2,220,972

Item 13. Certain Relationships And Related Transactions, And Director Independence

Director Independence

The Board of Directors of the Company applies the NASDAQ standards in determining whether a Director is “independent.” The NASDAQ rules generally provide that no Director or nominee for Director qualifies as “independent” unless the Board of Directors affirmatively determines that such person has no relationship with the Company that, in the opinion of the

Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. Specifically, the following persons may not be considered independent: (i) a Director or nominee for Director who is, or at any time during the past three years was, employed by the Company or by any subsidiary of the Company; (ii) a Director or nominee for Director who accepts, or has a family member who accepts, any payments from the Company or any subsidiary of the Company in excess of $120,000 during any period of twelve consecutive months within any of the past three fiscal years preceding the determination of independence other than (1) compensation for Board or Board committee service, (2) compensation paid to a family member who is a non-executive employee of the Company or a subsidiary of the Company or (3) benefits under a tax-qualified retirement plan, or non-discretionary compensation; (iii) a Director or nominee for Director who has a family member who is, or at any time during the past three years was, employed by the Company or any subsidiary of the Company as an executive officer; (iv) a Director or nominee for Director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceeded 5% of the recipient’s consolidated gross revenues for that year or $200,000, whichever is more, other than (1) payments arising solely from investments in the Company’s securities or (2) payments under non-discretionary charitable contribution matching programs; (v) a Director or nominee for Director who is, or has a family member who is, employed as an executive officer of another entity at any time during the past three years where any of the executive officers of the Company serves on the compensation committee of such other entity; and (vi) a Director or nominee for Director who is, or has a family member who is, a current partner of the Company’s independent registered public accounting firm or was a partner or employee of the Company’s independent registered public accounting firm, who worked on the Company’s audit at any time during the past three years.

The Board of Directors, in applying the above-referenced standards, has affirmatively determined that each of the following individuals is an “independent” Director of the Company: William A. Robbie, Steven W. Schuster, Robert S. Smith, Jan R. Van Gorder and Austin P. Young, III. As part of the Board’s process in making such determination, each such Director provided confirmation that (a) all of the above-cited objective criteria for independence are satisfied and (b) each such Director has no other relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director.

Payment of Fees to Independent Directors. In March 2013, the Board of Directors approved a policy providing that independent Directors shall not accept directly or indirectly any consulting, legal, advisory, or other compensatory fee from the Company or any of its subsidiaries, other than fees paid to any such Director in his or her capacity as a member of the Board and its Committees. The policy was initially adopted by the board of directors of the Predecessor Company in July 2006 and was in effect at the time of the Canopius Merger Transaction.

Offer of Resignation Upon Change of Employment. In March 2013, the Board of Directors approved a policy providing that any Director who changes his or her principal employment submit a letter of resignation to the Board, which shall determine in its discretion whether or not to accept such resignation. The policy was initially adopted by the board of directors of the Predecessor Company in October 2008 and was in effect at the time of the Canopius Merger Transaction.

Majority Vote Standard in Uncontested Director Elections. In March 2013, the Board of Directors approved a policy providing for a majority voting standard for the election of Directors in uncontested elections. In accordance with the policy, a nominee for Director must receive more votes cast “for” than “against” by shareholders at the annual general meeting of shareholders to be elected or re-elected to the Board in an uncontested election of Directors. A Director who does not receive a majority of the votes cast in such an election must submit his or her resignation to the Board of Directors. Within 90 days after such annual general meeting, the Board shall determine, acting upon the recommendation of its Corporate Governance and Nominating Committee, whether or not to accept such resignation and shall disclose in a required filing with the SEC its determination and the rationale and process for such determination. The policy was initially adopted by the board of directors of the Predecessor Company in November 2011 and was in effect at the time of the Canopius Merger Transaction.

Lead Director. In March 2013, the Corporate Governance and Nominating Committee adopted a policy establishing the position of lead independent Director, with responsibilities that include, among others, presiding at executive sessions of the independent Directors, collaborating with the Chairman and Chief Executive Officer with respect to setting of Board agendas, and communicating with the Chairman and Chief Executive Officer on behalf of the independent Directors, when appropriate, with respect to the views and concerns of the independent Directors and other Board matters. The policy, which contemplates that there will be a lead independent director of the Board when the positions of Chairman of the Board and Chief Executive Officer are filled by the same person, was initially adopted by the corporate governance and nominating committee of the board of directors of the Predecessor Company in November 2012 and was in effect at the time of the Canopius Merger Transaction.

Independent Directors

The Company’s Board of Directors has determined that all five of its members meet NASDAQ’s standards for independence. See “Director Independence” above. The independent Directors of the Board of Directors of the Company met in executive session at least twice during 2013.

Transactions with Related Persons

Board of Directors Related Party Policies

In March 2013, the Board of Directors approved a policy providing that independent Directors shall not accept directly or indirectly any consulting, legal, advisory, or other compensatory fee from the Company or any of its subsidiaries, other than fees paid to any such Director in his or her capacity as a member of the Board of Directors and its committees. This policy was initially adopted by the board of directors of the Predecessor Company in July 2006 and was in effect at the time of the Canopius Merger Transaction.

In March 2013, the Board of Directors adopted a policy that calls for the prior review and approval by the Audit Committee of any proposed transaction (or series of transactions) between the Company and any related party. Under the policy, full disclosure of all facts and circumstances relating to the proposed transaction must be made to the Audit Committee, which may only approve transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders. Related parties are defined as executive officers, 5% shareholders, Directors, director nominees and any of their immediate family members (as those terms are defined under Item 404 of Regulation S-K). This policy was initially adopted by the board of directors of the Predecessor Company in February 2007 and was in effect at the time of the Canopius Merger Transaction.

Item 14. Principal Accountant Fees And Services

Audit Committee Report

The Audit Committee has been appointed by the Board of Directors to assist the Board of Directors in fulfilling its responsibility to oversee the financial affairs, risk management with respect to financial, audit, accounting and internal control matters, accounting and financial reporting processes and audits of the financial statements of the Company. The Committee operates under a written charter adopted by the Board of Directors and reviewed annually by the Committee. The charter is available on the Company’s website at www.twrgrpintl.com. The Committee has furnished the following report for 2013.

Management has the primary responsibility for establishing and maintaining adequate internal financial controls for the preparation of the financial statements and for the public reporting process. PricewaterhouseCoopers LLP, the Company’s 2013 independent registered public accounting firm, is responsible for expressing its opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting.

The Committee has reviewed and discussed with management and with the independent registered public accounting firm the audited financial statements for the year ended December 31, 2013 and PricewaterhouseCoopers LLP’s evaluation of the Company’s internal control over financial reporting. The Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the standards adopted or referenced by the Public Company Accounting Oversight Board (“PCAOB”) and SEC Rule 2-07, Communications with Audit Committees, as currently in effect.

The Committee has received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Committee concerning independence, and has discussed with the independent registered public accounting firm that firm’s independence. The Committee has also considered the compatibility of the provision for non-audit services with the independent registered public accounting firm’s independence.

Based on the Committee’s reviews and discussions referred to above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

This report is provided by the following independent directors, who constitute the Committee:

Austin P. Young, III, Chairman
William A. Robbie
Jan R. Van Gorder

Pre-Approval Policy for Services of Independent

Registered Public Accountant

The Audit Committee is required to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, both as to the permissibility of the auditors performing such services and the amount of fees to be paid in connection therewith, subject to certain de minimis exceptions for which the Audit Committee’s approval is required before completion of the audit. The Audit Committee may delegate pre-approval authority to one or more of its members when appropriate, provided that the decisions of such members to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. Policies and procedures for the pre-approval of audit and permissible non-audit services must be detailed as to the particular service. The Audit Committee must be informed of each service rendered pursuant to any such policies or procedures.

Independent Registered Public Accountant’s Fees

The aggregate fees billed for professional services by PricewaterhouseCoopers in 2013 and 2012 for these various services were:

Type of Fees	2013 (1)	2012
Audit fees	$17,350,000	$6,551,200
Audit-related fees	-	898,811
Tax fees	-	43,401
All other fees	6,000	1,800
Total	$17,356,000	$7,495,212

(1) Estimate

In the above table, in accordance with the SEC’s definitions and rules, “Audit fees” are fees and out-of-pocket expenses that are billed or expected to be billed by PricewaterhouseCoopers LLP for the audit of annual financial statements included in the Form 10-K, the review of financial statements included in the Forms 10-Q, the audit of internal control in compliance with Section 404 of the Sarbanes-Oxley Act of 2002, the review of comfort letters, the preparation of consents and the completion of statutory audits.

“Audit-related fees” are fees billed by PricewaterhouseCoopers, LLP relating to the performance of audits and attest services including work related to the Canopius Merger Transaction, review of pro forma filings for acquisitions and miscellaneous statutory filings for acquired businesses. “Tax fees” are fees billed for tax compliance, tax advice and tax planning. “All other fees” are for any services not included in the first three categories.

The Audit Committee retained PricewaterhouseCoopers LLP to audit the consolidated financial statements and internal controls over financial reporting for 2013. In addition, the Audit Committee retained PricewaterhouseCoopers LLP as well as other accounting firms to provide other auditing and advisory services in 2013. When PricewaterhouseCoopers LLP’s proposed services are consistent with the SEC’s rules on auditor independence and other applicable laws, the Audit Committee will consider whether PricewaterhouseCoopers LLP is best positioned to provide these services efficiently. The Audit Committee has also adopted procedures to pre-approve all non-audit related work performed by PricewaterhouseCoopers LLP.

PART IV

Item 15. Exhibits, Financial Statement Schedules

A.	(1)	The financial statements and notes to financial statements are filed as part of this report in “Item 8. Financial Statements and Supplementary Data.”

	(2)	The financial statement schedules are listed in the Index to Consolidated Financial Statement Schedules.

	(3)	The exhibits are listed in the Index to Exhibits

The following entire exhibits are included:

Exhibit 21.1	Subsidiaries of Tower Group International, Ltd.

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP

Exhibit 31.1	Certification of CEO to Section 302(a)

Exhibit 31.2	Certification of CFO to Section 302(a)

Exhibit 32	Certification of CEO and CFO to Section 906

The following exhibits are filed electronically herewith:

EX-101	INSTANCE DOCUMENT

EX-101	SCHEMA DOCUMENT

EX-101	CALCULATION LINKBASE DOCUMENT

EX-101	LABELS LINKBASE DOCUMENT

EX-101	PRESENTATION LINKBASE DOCUMENT

EX-101	DEFINITION LINKBASE DOCUMENT

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tower Group International, Ltd.
Registrant

Date: May 2, 2014	/s/ William W. Fox, Jr.
William W. Fox, Jr. President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities indicated.

Signature	Title	Date

/s/ JAN R. VAN GORDER	Chairman of the Board	May 2, 2014
Jan R. Van Gorder

/s/ WILLIAM E. HITSELBERGER	Executive Vice President, Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer)	May 2, 2014
William E. Hitselberger

/s/ WILLIAM A. ROBBIE	Director	May 2, 2014
William A. Robbie

/s/ STEVEN W. SCHUSTER	Director	May 2, 2014
Steven W. Schuster

/s/ ROBERT S. SMITH	Director	May 2, 2014
Robert S. Smith

/s/ AUSTIN P. YOUNG, III	Director	May 2, 2014
Austin P. Young, III

Tower Group International, Ltd.

Tower Group International, Ltd.

Schedule I – Summary of Investments – Other Than Investments in Related Parties

	December 31, 2013
($ in thousands)	Cost	Fair Value	Amount Reflected on Balance Sheet
Fixed maturities:
Available for sale:
U.S. Treasury securities and obligations of U.S. Government agencies	$481,321	$475,183	$475,183
Corporate securities	512,444	525,942	525,942
Mortgage-backed securities	342,487	362,464	362,464
Municipal securities	277,382	279,106	279,106
Total fixed maturities	1,613,634	1,642,695	1,642,695
Preferred stocks	21,330	18,848	18,848
Common stock:
Public utilities, industrial and other	76,378	87,782	87,782
Total equities	97,708	106,630	106,630
Short-term investments	5,925	5,897	5,897
Other invested assets	96,155	96,155	96,155
Total investments	$1,813,422	$1,851,377	$1,851,377

	December 31, 2012
($ in thousands)	Cost	Fair Value	Amount Reflected on Balance Sheet
Fixed maturities:
Available for sale:
U.S. Treasury securities and obligations of U.S. Government agencies	$281,964	$287,726	$287,726
Corporate securities	698,012	746,665	746,665
Mortgage-backed securities	576,837	624,277	624,277

Municipal securities	633,373	686,043	686,043

Total fixed maturities	2,190,186	2,344,711	2,344,711

Preferred stocks	31,272	31,521	31,521

Common stock:

Public utilities, industrial and other	118,076	114,737	114,737

Total equities	149,348	146,258	146,258

Short-term investments	4,749	4,750	4,750

Other invested assets	57,786	57,786	57,786

Total investments	$2,402,069	$2,553,505	$2,553,505

Tower Group International, Ltd.

Schedule II – Condensed Financial Information of the Registrant

Condensed Balance Sheets

	December 31,
($ in thousands)	2013	2012
Assets
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of $0 and $7,656)	$-	$8,121
Equity securities, available-for-sale, at fair value (cost of $0 and $0)	-	-
Other invested assets	-	2,045
Cash and cash equivalents	438	17,130
Investment in subsidiaries	108,961	1,250,436
Investment in unconsolidated affiliate	-	71,894
Federal and state taxes recoverable	-	-
Deferred income taxes	-	15,879
Investment in statutory business trusts, equity method	-	2,664
Due from affiliate	-	-
Other assets	3,317	69,172
Total assets	$112,716	$1,437,341
Liabilities
Accounts payable and accrued expenses	$1,826	$25,622
Due to affiliates	15,339	75,823
Deferred rent liability	-	4,537
Federal and state income taxes payable	-	-
Debt	-	381,301
Total liabilities	17,165	487,283
Shareholders’ equity	95,551	950,058
Total liabilities and shareholders’ equity	$112,716	$1,437,341

The condensed financial information should be read in conjunction with the notes to the condensed financial information of the registrant and the consolidated financial statements and the notes thereto.

Tower Group International, Ltd.

Schedule II – Condensed Financial Information of the Registrant

Condensed Statements of Operations and Comprehensive Income

	Year Ended December 31,
($ in thousands)	2013	2012	2011
Revenues
Net realized gains (losses) on investments	$221	$(1,570)	$(264)
Investment income	8,667	815	1,394
Equity in net earnings of subsidiaries	(923,809)	(6,254)	61,681
Total revenues	(914,921)	(7,009)	62,811
Expenses
Other operating expenses	7,786	11,754	10,067
Interest expense	4,887	18,782	17,843
Total expenses	12,673	30,536	27,910
Other Income
Equity income in unconsolidated affiliate	954	(1,470)	-
Gain on investment in acquired unconsolidated affiliate	-	-	-
Acquisition related transaction costs	(17,261)	(9,229)	(360)
Income before income taxes	(943,901)	(48,244)	34,541
Provision/(benefit) for income taxes	(1,285)	(14,010)	(9,894)
Net income	$(942,616)	$(34,234)	$44,435
Other comprehensive income (loss) net of tax	(102,262)	19,704	14,774
Comprehensive income (loss)	(1,044,878)	(14,530)	59,209

The condensed financial information should be read in conjunction with the notes to the condensed financial information of the registrant and the consolidated financial statements and the notes thereto.

Tower Group International, Ltd.

Schedule II – Condensed Financial Information of the Registrant

Condensed Statements of Cash Flows

	Year Ended December 31,
($ in thousands)	2013	2012	2011
Cash flows provided by (used in) operating activities:
Net income	$(942,616)	$(34,234)	$44,435
Adjustments to reconcile net income to net cash provided by (used) in operations:
(Gain) loss on sale of investments	-	1,570	264
Dividends received from consolidated subsidiaries	-	22,954	55,400
Equity in undistributed net income of subsidiaries	923,809	2,088	(62,189)
Depreciation and amortization	-	4,388	3,362
Amortization of debt issuance costs	-	2,830	2,635
Amortization of restricted stock	-	9,283	10,292
Deferred income tax	-	(13,165)	(3,836)
Excess tax benefits from share-based payment arrangements	-	(345)	(162)
Change in operating assets and liabilities
Investment income receivable	(5,855)	-	173
Federal and state income tax recoverable	-	(18,409)	15,998
Equity loss (income) in unconsolidated affiliate	-	1,746	-
Other assets	(3,317)	(20,639)	(16,763)
Accounts payable and accrued expenses	17,166	57,610	6,089
Deferred rent	-	(534)	(581)
Net cash flows provided by operations	(10,813)	15,143	55,117
Cash flows provided by (used in) investing activities:
Net change in cash from reverse acquisition	(1,899)	-	-
Investment in unconsolidated affiliate	-	(71,512)	-
Principal pay-down received on promissory note	14,500	-	-
Sale or maturity - fixed-maturity securities	-	3,947	58,367
Purchase - fixed-maturity securities	-	(6,117)	(46,848)
Purchase - equity securities	-	-	(4,224)
Purchase of other invested assets	-	8,413	(10,458)
Sale - equity securities	-	8,390	1,304
Net cash flows used in investing activities	12,601	(56,879)	(1,859)
Cash flows provided by (used in) financing activities:
Proceeds from credit facility borrowings	-	20,000	67,000
Repayment of credit facility borrowings	-	-	(17,000)
Proceeds from intercompany borrowings	-	77,968	-
Proceeds from convertible senior notes hedge termination	-	-	-
Payments for warrants termination	-	-	-
Exercise of stock options and warrants	-	(2,263)	373
Excess tax benefits from share-based payment arrangements	-	345	161
Treasury stock acquired-net employee share-based compensation	-	(4)	(1,834)
Repurchase of common stock	-	(20,987)	(64,572)
Dividends paid	(18,480)	(29,075)	(27,894)
Net cash flows provided by (used in) financing activities	(18,480)	45,984	(43,766)
Increase (decrease) in cash and cash equivalents	(16,692)	4,248	9,492
Cash and cash equivalents, beginning of year	17,130	12,882	3,390
Cash and cash equivalents, end of year	$438	$17,130	$12,882

The condensed financial information should be read in conjunction with the notes to the condensed financial information of the registrant and the consolidated financial statements and the notes thereto.

Tower Group International, Ltd.

Schedule II – Condensed Financial Information of the Registrant

Notes to Condensed Financial Information

The accompanying condensed financial statements of Tower Group International, Ltd. (parent company) should be read in conjunction with the consolidated financial statements and notes thereto of Tower Group International, Ltd.

Note 1—Organization and Description of Business

On March 13, 2013, Tower Group, Inc. (“TGI”) completed a merger transaction whereby TGI merged into a subsidiary of Tower Group International, Ltd. (“TGIL”). TGIL was formerly known as Canopius Holdings Bermuda Limited (“Canopius Bermuda”). This merger (referred to as the “Canopius Merger”) was accounted for as a reverse acquisition under the acquisition method of accounting for business combinations, with TGI treated as the acquiring company for accounting purposes. TGIL is deemed to be the successor to TGI, the predecessor, pursuant to Rule 12g-3(a) under the Exchange Act.

The parent company financial statements presented herein include the historical financial information from TGI for the period from January 1, 2013 through March 13, 2013 and for the years ended December 31, 2012 and 2011. The parent company financial statements presented herein also include the financial information from TGIL for the period from March 14, 2013 through December 31, 2013 and as of December 31, 2013.

Note 2—Investment in Subsidiaries

This amount is inclusive of a promissory note issued by TGI to TGIL in 2013. The $335.5 million loan (and the $5.9 million accrued interest income receivable thereon) is included in Investment in Subsidiaries as the ultimate parent would be required to cover any losses generated by its subsidiaries.

Note 3—Debt

The information relating to debt is incorporated by reference from “Note 13 – Debt” in the consolidated financial statements. The debt disclosed in the balance sheet continued to be held by the predecessor company after the date of the Canopius Merger and was not transferred to the successor company.

Note 4—Income Taxes

Tower Group Inc. files a consolidated Federal income tax return. The Reciprocal Exchanges are not included in Tower Group, Inc’s consolidated tax return as it does not have an ownership interest in the Reciprocal Exchanges, and they are not a part of the consolidated tax sharing agreement. The Federal income tax provision represents an allocation under the consolidated tax sharing agreement.

Tower Group International, Ltd.

Schedule III – Supplementary Insurance Information

($ in thousands)	Deferred Acquisition Cost, Net of Deferred Ceding Commission Revenue	Gross Future Policy Benefits, Losses and Loss Expenses	Gross Unearned Premiums	Net Earned Premiums	Benefits, Losses and Loss Expenses	Amortization of DAC	Operating Expenses	Net Premiums Written
2013
Commercial Insurance	$60,879	$1,102,533	$417,475	$931,693	$1,185,627	$(197,980)	$204,131	$751,698
Assumed Reinsurance	10,140	603,380	22,837	116,417	41,474	(40,576)	7,879	82,530
Personal Insurance	24,077	375,372	322,800	464,805	292,733	(92,805)	137,152	398,388
Total	$95,096	$2,081,285	$763,112	$1,512,915	$1,519,834	$(331,361)	$349,162	$1,232,616

2012
Commercial Insurance	$112,334	$838,656	$529,414	$1,104,551	$859,707	$(207,208)	$182,891	$1,077,225
Assumed Reinsurance	16,831	619,309	65,146	120,015	52,975	(42,582)	1,542	148,399
Personal Insurance	52,033	437,714	326,711	497,298	351,076	(102,612)	117,184	513,816
Total	$181,198	$1,895,679	$921,271	$1,721,864	$1,263,758	$(352,402)	$301,617	$1,739,440

2011
Commercial Insurance	$111,649	$1,177,582	$551,674	$1,052,050	$740,755	$(232,922)	$155,576	$1,079,676
Assumed Reinsurance	9,006	40,141	36,762	35,861	17,456	(9,490)	439	72,623
Personal Insurance	48,203	414,390	304,740	505,939	318,775	(103,173)	117,313	486,291
Total	$168,858	$1,632,113	$893,176	$1,593,850	$1,076,986	$(345,585)	$273,328	$1,638,590

Tower Group International, Ltd.

Schedule IV – Reinsurance

($ in thousands)	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2013
Premiums
Property and casualty insurance	$1,717,501	$513,517	$308,931	$1,512,915	20.4%
Accident and health insurance	-	-	-	-	-
Total Premiums	$1,717,501	$513,517	$308,931	$1,512,915	20.4%
Year ended December 31, 2012
Premiums
Property and casualty insurance	$1,759,126	$221,807	$184,545	$1,721,864	10.7%
Accident and health insurance	-	-	-	-	-
Total Premiums	$1,759,126	$221,807	$184,545	$1,721,864	10.7%
Year ended December 31, 2011
Premiums
Property and casualty insurance	$1,684,020	$195,922	$105,752	$1,593,850	6.6%
Accident and health insurance	-	-	-	-	-
Total Premiums	$1,684,020	$195,922	$105,752	$1,593,850	6.6%

Tower Group International, Ltd.

Schedule V – Valuation and Qualifying Accounts

($ in thousands)	Balance, Beginning of Period	Additions	Deletions	Balance, End of Period
Year ended December 31, 2013
Premiums receivable	$16,509	13,144	(12,060)	17,593
Deferred income taxes, net	6,984	285,941	-	292,925
Year ended December 31, 2012
Premiums receivable	14,383	6,916	(4,790)	16,509
Deferred income taxes, net	6,961	23	-	6,984
Year ended December 31, 2011
Premiums receivable	7,719	9,669	(3,005)	14,383
Deferred income taxes, net	11,824	-	(4,863)	6,961

Tower Group International, Ltd.

Schedule VI – Supplemental Information Concerning Insurance Operations

		Reserves For Unpaid					Claims and Claims Adjustment Expenses Incurred and Related to
$ in thousands)	Deferred Acquisition Cost	Claims and Claim Adjustment Expenses	Discounted Reserves	Unearned Premium	Earned Premium	Net Investment Income	Current Year	Prior Year* Includes PXRE Commutation	Amortization of DAC	Paid Claims and Claim Adjustment Expenses	Net Premiums Written
2013
Consolidated Insurance Subsidiaries	$95,096	$2,081,285	$7,192	$763,112	$1,512,915	$109,208	$981,713	$538,121	$(331,360)	$1,305,666	$1,232,615
2012
Consolidated Insurance Subsidiaries	181,198	1,895,679	8,354	921,271	1,721,864	127,165	1,184,510	79,248	(352,402)	1,167,428	1,739,382
2011
Consolidated Insurance Subsidiaries	168,858	1,632,113	3,674	893,176	1,593,850	126,474	1,076,045	941	(345,585)	1,070,539	1,638,591

The exhibits listed below and designated with an asterisk are filed with this report. The exhibits listed below and designated with two asterisks are submitted electronically herewith. The exhibits listed below and not so designated are incorporated by reference to the documents following the descriptions of the exhibits.

Exhibit Number	Description of Exhibits
2.1	Agreement and Plan of Merger, dated as of August 4, 2008, by and among Tower Group, Inc., Ocean I Corporation and CastlePoint Holdings, Ltd., incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed on August 6, 2008
2.2	Agreement and Plan of Merger, dated as of June 21, 2009, by and among Tower Group, Inc., Tower S.F. Merger Corporation and Specialty Underwriters’ Alliance, Inc., incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8 filed on June 22, 2009
2.3	Amended and Restated Agreement and Plan of Merger, dated as of June 21, 2009, by and among Tower Group, Inc., Tower S.F. Merger Corporation and Specialty Underwriters’ Alliance, Inc., incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed on July 23, 2009
2.4	Purchase Agreement, dated as of February 2, 2010, by and among Tower Group, Inc., OneBeacon Insurance Group, Ltd., OneBeacon Insurance Group LLC, OneBeacon America Insurance Company, The Employers’ Fire Insurance Company, The Camden Fire Insurance Association, Homeland Insurance Company of New York, OneBeacon Insurance Company, OneBeacon Midwest Insurance Company, Pennsylvania General Insurance Company and The Northern Assurance Company of America, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 3, 2010
2.5	Agreement and Plan of Merger, dated as of July 30, 2012, by and among Tower Group, Inc., Canopius Holdings Bermuda Limited, Canopius Mergerco, Inc. and Condor 1 Corporation, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 31, 2012 incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 31, 2012
2.6	Letter Agreement, dated as of July 30, 2012, by and among Tower Group, Inc., Canopius Holdings Bermuda Limited, Canopius Mergerco, Inc. and Canopius Group Limited incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on July 31, 2012
2.7	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 8, 2012, by and among Tower Group, Inc., Canopius Holdings Bermuda Limited, Canopius Mergerco, Inc. and Condor 1 Corporation, with respect to the Agreement and Plan of Merger, dated as of July 30, 2012, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 13, 2012
2.8

Share Purchase Agreement, dated as of June 2, 2013, by and between Tower Group International, Ltd.

and Fairfax Financial Holdings Limited incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 3, 2013

2.9	Stock Purchase Agreement, dated as of December 13, 2013, by and between Tower Group, Inc. and Bregal Fund III L.P. incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 18, 2013
2.10	Agreement and Plan of Merger, dated as of January 3, 2014, by and among Tower Group International, Ltd., ACP Re Ltd. and London Acquisition Company Limited incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 6, 2014

3.1	Amended and Restated Certificate of Incorporation of Tower Group, Inc., incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-1 (Amendment No. 2) (No. 333-115310) filed on July 23, 2004
3.2	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Tower Group, Inc., incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-8 (No. 333-115310) filed on February 5, 2009
3.3	Certificate of Designations of Preferred Stock, incorporated by reference to the Company’s Current Report on Form 8-K filed on December 8, 2006
3.4	Certificate of Designations of Series A-1 Preferred Stock of Tower Group, Inc. incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on January 12, 2007
3.5	Amended and Restated By-laws of Tower Group, Inc. as amended November 3, 2011, incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on November 9, 2011
3.6	Memorandum of Association of Tower Group International, Ltd. incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on March 13, 2013
3.7	Amended and Restated Bye-laws of Tower Group International, Ltd. incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on March 13, 2013
4.1	Specimen Common Stock Certificate, incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-1 (Amendment No. 6) (No. 333-115310) filed on September 30, 2004
4.2	Warrant issued to Friedman, Billings, Ramsey & Co., Inc., incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-1 (Amendment No. 3) (No. 333-115310) filed on August 25, 2004
4.3	Indenture, dated as of September 20, 2010, between Tower Group, Inc. and U.S. Bank National Association relating to the 5.00% Convertible Senior Notes due 2014, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 20, 2010

Exhibit Number	Description of Exhibits
4.4	Base Call Option Confirmation, dated as of September 14, 2010, between Bank of America, N.A. and Tower Group, Inc. relating to the 5.00% Convertible Senior Notes due 2014, incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on September 20, 2010
4.5	Base Call Option Confirmation, dated as of September 14, 2010, between JPMorgan Chase Bank, National Association, London Branch and Tower Group, Inc. relating to the 5.00% Convertible Senior Notes due 2014, incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on September 20, 2010
4.6	Additional Call Option Confirmation, dated as of September 15, 2010, between Bank of America, N.A. and Tower Group, Inc relating to the 5.00% Convertible Senior Notes due 2014, incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on September 20, 2010
4.7	Additional Call Option Confirmation, dated as of September 15, 2010, between JPMorgan Chase Bank, National Association, London Branch and Tower Group, Inc. relating to the 5.00% Convertible Senior Notes due 2014, incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on September 20, 2010
4.8	Base Warrant Confirmation, dated as of September 14, 2010, between Bank of America, N.A. and Tower Group, Inc. relating to the 5.00% Convertible Senior Notes due 2014, incorporated by reference to Exhibit 4.6 to the Company’s Current Report on Form 8-K filed on September 20, 2010
4.9	Base Warrant Confirmation, dated as of September 14, 2010, between JPMorgan Chase Bank, National Association, London Branch and Tower Group, Inc. relating to the 5.00% Convertible Senior Notes due 2014, incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K filed on September 20, 2010
4.10	Additional Warrant Confirmation, dated as of September 15, 2010, between Bank of America, N.A. and Tower Group, Inc relating to the 5.00% Convertible Senior Notes due 2014, incorporated by reference to Exhibit 4.8 to the Company’s Current Report on Form 8-K filed on September 20, 2010
4.11	Additional Warrant Confirmation, dated as of September 15, 2010, between JPMorgan Chase Bank, National Association, London Branch and Tower Group, Inc. relating to the 5.00% Convertible Senior Notes due 2014, incorporated by reference to Exhibit 4.9 to the Company’s Current Report on Form 8-K filed on September 20, 2010
9.1	Voting Agreement, dated August 4, 2008, between Tower Group, Inc. and Michael H. Lee, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 5, 2008
10.1	Employment Agreement, dated as of February 27, 2012, by and between Tower Group, Inc. and Michael H. Lee, incorporated by reference to Exhibit 10.1 to the Company’s Annual Report on Form 10-K filed on February 29, 2012
10 .2	Employment agreement, dated as of October 18, 2011, by and between Tower Group, Inc, and William F. Dove, incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on October 18, 2011
10.3	Employment Agreement, dated as of November 19, 2009, by and between Tower Group, Inc. and William E. Hitselberger, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 19, 2009
10.4	Employment Agreement, dated as of July 23, 2007, by and between Tower Group Inc. and Gary S. Maier, incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on November 9, 2007
10.5	2004 Long-Term Equity Compensation Plan, as amended and restated effective May 15, 2008, incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (No. 333-115310) filed on June 20, 2008
10.6	2001 Stock Award Plan, incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form S-1 (No. 333-115310) filed on May 7, 2004
10.7	2000 Deferred Compensation Plan, incorporated by reference to Exhibit 10.9 to the Company’s Registration Statement on Form S-1 (Amendment No. 6) (No. 333-115310) filed on September 30, 2004
10.8	Amended & Restated Declaration of Trust, dated as of May 15, 2003, by and between Tower Group, Inc., Tower Statutory Trust I and U.S. Bank National Association, incorporated by reference to Exhibit 10.10 to the Company’s Registration Statement on Form S-1 (No. 333-115310) filed on May 7, 2004
10.9	Indenture, dated as of May 15, 2003, by and between Tower Group, Inc. and U.S. Bank National Association, incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form S-1 (No. 333-115310) filed on May 7, 2004
10.10	Guarantee Agreement, dated as of May 15, 2003, by and between Tower Group, Inc. and U.S. Bank National Association, incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-1 (No. 333-115310) filed on May 7, 2004
10.11	Amended and Restated Trust Agreement, dated as of September 30, 2003, by and between Tower Group, Inc., JPMorgan Chase Bank, Chase Manhattan Bank USA, National Association and Michael H. Lee, Steven G. Fauth and Francis M. Colalucci as Administrative Trustees of Tower Group Statutory Trust II, incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-1 (No. 333-115310) filed on May 7, 2004

Exhibit Number	Description of Exhibits
10.12	Junior Subordinated Indenture, dated as of September 30, 2003, by and between Tower Group, Inc. and JPMorgan Chase Bank, incorporated by reference to Exhibit 10.14 to the Company’s Registration Statement on Form S-1 (No. 333-115310) filed on May 7, 2004
10.13	Guarantee Agreement, dated as of September 30, 2003, by and between Tower Group, Inc. and JPMorgan Chase Bank, incorporated by reference to Exhibit 10.15 to the Company’s Registration Statement on Form S-1 (No. 333-115310) filed on May 7, 2004
10.14	Service and Expense Sharing Agreement, dated as of December 28, 1995, by and between Tower Insurance Company of New York and Tower Risk Management Corp., incorporated by reference to Exhibit 10.16 to the Company’s Registration Statement on Form S-1 (No. 333-115310) filed on May 7, 2004
10.15	Real Estate Lease and amendments thereto, by and between Broadpine Realty Holding Company, Inc. and Tower Insurance Company of New York, incorporated by reference to Exhibit 10.17 to the Company’s Registration Statement on Form S-1 (Amendment No. 1) (No. 333-115310) filed on June 24, 2004
10.16	Third Amendment to Lease between Tower Insurance Company of New York and 120 Broadway Holdings, LLC executed September 1, 2005, incorporated by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed on August 26, 2005
10.17	License and Services Agreement, dated as of June 11, 2002, by and between AgencyPort Insurance Services, Inc. and Tower Insurance Company of New York, incorporated by reference to Exhibit 10.18 to the Company’s Registration Statement on Form S-1 (Amendment No. 3) (No. 333-115310) filed on August 25, 2004
10.18	Agreement, dated as of April 17, 1996, between Morstan General Agency, Inc. and Tower Risk Management Corp., incorporated by reference to Exhibit 10.19 to the Company’s Registration Statement on Form S-1 (No. 333-115310) filed on May 7, 2004
10.19	Amended and Restated Declaration of Trust, dated December 15, 2004, by and among Wilmington Trust Company, as Institutional Trustee; Wilmington Trust Company, as Delaware Trustee; Tower Group, Inc., as Sponsor; and the Trust Administrators Michael H. Lee, Francis M. Colalucci and Steve G. Fauth, incorporated by reference to Exhibit 10.04 to the Company’s Current Report on Form 8-K filed on December 20, 2004
10.20	Indenture between Tower Group, Inc. and Wilmington Trust Company, as Trustee, dated December 15, 2004, incorporated by reference to Exhibit 10.03 to the Company’s Current Report on Form 8-K filed on December 20, 2004
10.21	Guarantee Agreement dated December 15, 2004, by and between Tower Group, Inc. and Wilmington Trust Company, incorporated by reference to Exhibit 10.02 to the Company’s Current Report on Form 8-K filed on December 20, 2004
10.22	Amended and Restated Declaration of Trust, dated December 21, 2004, by and among JPMorgan Chase Bank, National Association, as Institutional Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee; Tower Group, Inc., as Sponsor; and the Trust Administrators Michael H. Lee, Francis M. Colalucci and Steve G. Fauth, incorporated by reference to Exhibit 10.04 to the Company’s Current Report on Form 8-K filed on December 23, 2004
10.23	Indenture between Tower Group, Inc. and JPMorgan Chase Bank, National Association, as Trustee, dated December 21, 2004, incorporated by reference to Exhibit 10.03 to the Company’s Current Report on Form 8-K filed on December 23, 2004
10.24	Guarantee Agreement dated December 21, 2004, by and between Tower Group, Inc. and JPMorgan Chase Bank, National Association, incorporated by reference to Exhibit 10.02 to the Company’s Current Report on Form 8-K filed on December 23, 2004
10.25	Amended and Restated Declaration of Trust, dated March 31, 2006, by and among Wells Fargo Bank, National Association, as Institutional Trustee; Wells Fargo Delaware Trust Company, as Delaware Trustee; Tower Group, Inc., as Sponsor; and the Trust Administrators Francis M. Colalucci and Steve G. Fauth, incorporated by reference to Exhibit 10.04 to the Company’s Current Report on Form 8-K filed on April 6, 2006
10.26	Indenture between Tower Group, Inc. and Wells Fargo Bank, National Association, as Trustee, dated March 31, 2006, incorporated by reference to Exhibit 10.03 to the Company’s Current Report on Form 8-K filed on April 6, 2006
10.27	Guarantee Agreement dated March 31, 2006, by and between Tower Group, Inc. and Wells Fargo Delaware Trust Company, incorporated by reference to Exhibit 10.02 to the Company’s Current Report on Form 8-K filed on April 6, 2006
10.28	Stock Purchase Agreement by and among Tower Group, Inc. and Preserver Group, Inc. dated November 13, 2006, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 17, 2006
10.29	Exchange Agreement by and among Tower Group, Inc. and CastlePoint Management Corp. dated January 11, 2007 incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 12, 2007
10.30	Master Agreement dated April 4, 2006 by and among Tower Group, Inc., Tower Insurance Company of New York, Tower National Insurance Company, CastlePoint Holdings, Ltd. and CastlePoint Management Corp. incorporated by reference to Exhibit 10.1to the Company’s Current Report on Form 8-K filed on January 22, 2007

Exhibit Number	Description of Exhibits
10.31	Addendum No. 1 to the Master Agreement by and among Tower Group, Inc. and CastlePoint Holdings, Ltd. incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on January 22, 2007
10.32	Amended and Restated Declaration of Trust, dated January 25, 2007, by and among Wilmington Trust, as Institutional Trustee and as Delaware Trustee; Tower Group, Inc., as Sponsor; and the Trust Administrators Michael H. Lee, Francis M. Colalucci and Stephen L. Kibblehouse, incorporated by reference to Exhibit 10.02 to the Company’s Current Report on Form 8-K filed on January 26, 2007
10.33	Indenture between Tower Group, Inc. and Wilmington Trust Company, as Trustee, dated January 25, 2007, incorporated by reference to Exhibit 4.01 to the Company’s Current Report on Form 8-K filed on January 26, 2007
10.34	Guarantee Agreement dated January 25, 2007, by and between Tower Group, Inc. and Wilmington Trust Company, incorporated by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed on January 26, 2007
10.35	Management Agreement, dated July 1, 2007, by and between CastlePoint Insurance Company and Tower Risk Management Corp., incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 9, 2007
10.36	Fourth Amendment to Lease between Tower Insurance Company of New York and 120 Broadway Holdings, LLC dated July 25, 2006, incorporated by reference to Exhibit 10.49 to the Company’s Annual Report on Form 10-K filed on March 14, 2008
10.37	Fifth Amendment to Lease between Tower Insurance Company of New York and 120 Broadway Holdings, LLC dated December 20, 2006, incorporated by reference to Exhibit 10.50 to the Company’s Annual Report on Form 10-K filed on March 14, 2008
10.38	Service Agreement dated May 1, 2007 by and among Tower Risk Management Corp. and CastlePoint Management Corp., incorporated by reference to Exhibit 10.59 to the Company’s Annual Report on Form 10-K filed on March 14, 2008
10.39	Form of Tower Group, Inc. 2004 Long Term Equity Compensation Plan Restricted Stock Award Agreement, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 18, 2008
10.40	Form of Tower Group, Inc. 2004 Long Term Equity Compensation Plan Performance Shares Award Agreement, incorporated by reference to Exhibit 10.50 to the Company’s Annual Report on Form 10-K filed on March 16, 2009
10.41	Form of Tower Group, Inc. 2004 Long Term Equity Compensation Plan, as amended and restated effective May 15, 2008, Restricted Stock Units Award Agreement, incorporated by reference to Exhibit 10.63 to the Company’s Annual Report on Form 10-K filed on March 14, 2008
10.42	Stock Purchase Agreement dated August 27, 2008 between CastlePoint Reinsurance Company, Ltd., HIG, Inc. and Brookfield US Corporation, incorporated by reference to Exhibit 2.1 to CastlePoint Holdings, Ltd.’s Current Report on Form 8-K filed on September 2, 2008
10.43	Asset Purchase Agreement, dated as of August 26, 2008, by and among CastlePoint Reinsurance Company, Ltd., Tower Insurance Company of New York, Tower National Insurance Company, Preserver Insurance Company, Mountain Valley Insurance Company, North East Insurance Company and Tower Risk Management Corp., incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed August 27, 2008
10.44	Limited Waiver Agreement, dated as of August 26, 2008, by and among Tower Group, Inc., Ocean I Corporation and CastlePoint Holdings, Ltd., incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed August 27, 2008
10.45	Parent Guarantee Agreement, dated as of December 1, 2006, between CastlePoint Holdings, Ltd. and Wilmington Trust Company, incorporated by reference to Exhibit 10.32 to CastlePoint Holdings Ltd.’s Registration Statement on Form S-1 (No. 333-139939) filed on January 11, 2007
10.46	Guarantee Agreement, dated as of December 1, 2006, between CastlePoint Management Corp. and Wilmington Trust Company, incorporated by reference to Exhibit 10.33 to CastlePoint Holdings Ltd.’s Registration Statement on Form S-1 (No. 333-139939) filed on January 11, 2007
10.47	Indenture, dated as of December 1, 2006, between CastlePoint Management Corp. and Wilmington Trust Company, incorporated by reference to Exhibit 10.34 to CastlePoint Holdings Ltd.’s Registration Statement on Form S-1 (No. 333-139939) filed on January 11, 2007
10.48	Amended and Restated Declaration of Trust, dated as of December 1, 2006, among Wilmington Trust Company as Institutional Trustee, Wilmington Trust Company, as Delaware Trustee, CastlePoint Management Corp., as Sponsor, and Joel Weiner, James Dulligan and Roger Brown, as Administrators, incorporated by reference to Exhibit 10.35 to CastlePoint Holdings Ltd.’s Registration Statement on Form S-1 (No. 333-139939) filed on January 11, 2007
10.49	Parent Guarantee Agreement, dated as of December 14, 2006, between CastlePoint Holdings, Ltd. and Wilmington Trust Company, incorporated by reference to Exhibit 10.36 to CastlePoint Holdings Ltd.’s Registration Statement on Form S-1 (No. 333-139939) filed on January 11, 2007
10.50	Guarantee Agreement of CastlePoint Management Corp., dated as of December 14, 2006, between CastlePoint Management Corp. and Wilmington Trust Company, incorporated by reference to Exhibit 10.37 to CastlePoint Holdings Ltd.’s Registration Statement on Form S-1 (No. 333-139939) filed on January 11, 2007

Exhibit Number	Description of Exhibits
10.51	Indenture, dated as of December 14, 2006, between CastlePoint Management Corp. and Wilmington Trust Company, incorporated by reference to Exhibit 10.38 to CastlePoint Holdings Ltd.’s Registration Statement on Form S-1 (No. 333-139939) filed on January 11, 2007
10.52	Amended and Restated Declaration of Trust, dated as of December 14, 2006, among Wilmington Trust Company as Institutional Trustee, Wilmington Trust Company, as Delaware Trustee, CastlePoint Management Corp., as Sponsor, and Joel Weiner, James Dulligan and Roger Brown, as Administrators, incorporated by reference to Exhibit 10.39 to CastlePoint Holdings Ltd.’s Registration Statement on Form S-1 (No. 333-139939) filed on January 11, 2007
10.53	CastlePoint Holdings, Ltd. 2006 Long-Term Equity Compensation Plan, incorporated by reference to Exhibit 10.4 to CastlePoint Holdings Ltd.’s Registration Statement on Form S-1 (File No. 333-134628) filed on June 1, 2006
10.54	Amendment No. 1 to CastlePoint Holdings, Ltd. 2006 Long-Term Equity Compensation Plan, incorporated by reference to Exhibit 4.5 to CastlePoint Holdings Ltd.’s Registration Statement on Form S-8 (File No. 333-134628) filed on December 5, 2007
10.55	Form of Stock Option Agreement for Executive Employee Recipients of Options under 2006 Long-Term Equity Compensation Plan, incorporated by reference to Exhibit 10.5 to CastlePoint Holdings Ltd.’s Registration Statement on Form S-1 (File No. 333-134628) filed on June 1, 2006
10.56	Form of Stock Option Agreement for Non-Employee Director Recipients of Options under 2006 Long-Term Equity Compensation Plan, incorporated by reference to Exhibit 10.6 to CastlePoint Holdings Ltd.’s Registration Statement on Form S-1 (File No. 333-134628) filed on June 1, 2006
10.57	Indenture between CastlePoint Bermuda Holdings, Ltd. and Wilmington Trust Company, as Trustee, dated September 27, 2007, incorporated by reference to Exhibit 4.1 to CastlePoint Holdings Ltd.’s Current Report on Form 8-K filed on October 1, 2007
10.58	Guarantee Agreement dated September 27, 2007 by and between CastlePoint Bermuda Holdings, Ltd. and Wilmington Trust Company, incorporated by reference to Exhibit 4.2 to CastlePoint Holdings Ltd.’s Current Report on Form 8-K filed on October 1, 2007
10.59	Amended and Restated Declaration of Trust, dated September 27, 2007, by Wilmington Trust, as Institutional Trustee and as Delaware Trustee; CastlePoint Bermuda Holdings, Ltd. as Sponsor, and Trust Administrators Roger A. Brown, Joel S. Weiner and James Dulligan, incorporated by reference to Exhibit 4.3 to CastlePoint Holdings Ltd.’s Current Report on Form 8-K filed on October 1, 2007
10.60	Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture, dated September 27, 2007 by CastlePoint Bermuda Holdings, Ltd. in favor of Wilmington Trust Company as institutional trustee, incorporated by reference to Exhibit 4.4 to CastlePoint Holdings Ltd.’s Current Report on Form 8-K filed on October 1, 2007
10.61	Supplemental Guarantee, dated as of February 5, 2009, by and among Ocean I Corporation, CastlePoint Holdings, Ltd. and Wilmington Trust Company (related to that certain Parent Guarantee Agreement, dated as of December 1, 2006, between CastlePoint Holdings, Ltd. and Wilmington Trust Company), incorporated by reference to Exhibit 10.71 to the Company’s Annual Report on Form 10-K filed on March 16, 2009
10.62	Supplemental Guarantee, dated as of February 5, 2009, by and among Ocean I Corporation, CastlePoint Holdings, Ltd. and Wilmington Trust Company (related to that certain Parent Guarantee Agreement, dated as of December 14, 2006, between CastlePoint Holdings, Ltd. and Wilmington Trust Company), incorporated by reference to Exhibit 10.72 to the Company’s Annual Report on Form 10-K filed on March 16, 2009
10.63	Supplemental Guarantee, dated as of February 5, 2009, by and among Ocean I Corporation, CastlePoint Holdings, Ltd. and Wilmington Trust Company (related to that certain Parent Guarantee Agreement, dated as of November 8, 2007, between CastlePoint Holdings, Ltd. and Wilmington Trust Company), incorporated by reference to Exhibit 10.73 to the Company’s Annual Report on Form 10-K filed on March 16, 2009
10.64	Separation Agreement, dated as of February 27, 2009, by and between Tower Group, Inc. and Patrick J. Haveron, incorporated by reference to Exhibit 10.75 to the Company’s Annual Report on Form 10-K filed on March 16, 2009
10.65	Consulting Agreement, dated as of February 27, 2009, by and between Tower Group, Inc. and Patrick J. Haveron, incorporated by reference to Exhibit 10.76 to the Company’s Annual Report on Form 10-K filed on March 16, 2009
10.66	Letter of Amendment dated February 23, 2009 to Stock Purchase Agreement dated August 27, 2008 between CastlePoint Reinsurance Company, Ltd., HIG, Inc. and Brookfield US Corporation, incorporated by reference to Exhibit 10.77 to the Company’s Annual Report on Form 10-K filed on March 16, 2009
10.67	Credit Agreement dated as of May 14, 2010 by and among Tower Group, Inc., Bank of America, N.A., JPMorgan Chase Bank, N.A., KeyBank National Association, PNC Bank, National Association, J.P. Morgan Securities Inc. and Banc of America Securities LLC, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 17, 2010
10.68	Investment and Shareholders’ Agreement dated as of April 25, 2012 by and among Tower Group, Inc. and the principal shareholders of Canopius Group, Ltd., incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 25, 2012
10.69	Master Transaction Agreement, dated as of April 25, 2012, by and among Tower Group, Inc., Canopius Holdings Bermuda Limited, Canopius Mergerco, Inc. and Canopius Group Limited incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 25, 2012

Exhibit Number	Description of Exhibits
10.70	Employment agreement, dated as of December 1, 2008, by and between Tower Group, Inc, and Elliot S. Orol, incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 9, 2012
10.71	Amendment to Employment agreement, dated as of November 16, 2012, by and between Tower Group, Inc, and Elliot S. Orol, incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on November 9, 2012
10.72	Amendment to Employment agreement, dated as of November 16, 2012, by and between Tower Group, Inc, and Gary S. Maier, incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on November 9, 2012
10.73	Second Amendment to Credit Agreement and Consent, dated as of November 26, 2012, by and among Tower Group, Inc., Bank of America, N.A., JPMorgan Chase Bank, N.A., KeyBank National Association, PNC Bank, National Association, J.P. Morgan Securities Inc. and Banc of America Securities LLC, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 28, 2012
10.74	Form of Indemnification Agreement to be entered into by and between Tower Group International, Ltd. and certain of its directors, officers and employees incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 13, 2013
10.75	Registration Rights Agreement, dated as of March 13, 2013, by and among Canopius Holdings Bermuda Limited (now known as Tower Group International, Ltd.) and certain shareholders of Canopius Holdings Bermuda Limited incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 13, 2013
10.76	Guarantee of Tower Group International, Ltd, dated as of March 13, 2013 incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on March 13, 2013
10.77	Assignment and Assumption and Amendment Agreement, effective as of March 13, 2013, by and among the Company, TGI and Michael H. Lee incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 15, 2013
10.78	Assignment and Assumption and Amendment Agreement, effective as of March 13, 2013, by and among the Company, TGI and William E. Hitselberger incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 15, 2013
10.79	Assignment and Assumption and Amendment Agreement, effective as of March 13, 2013, by and among the Company, TGI and Elliot S. Orol incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on March 15, 2013
10.80	Guaranty Agreement, dated as of April 3, 2013, by Tower Group International, Ltd. in favor of Bank of America, N.A., as administrative agent for the lenders party to the Credit Agreement incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 5, 2013
10.81	First Amendment to Credit Agreement and Consent, dated as of June 22, 2012, between Tower Group, Inc. and Bank of America, N.A., as administrative agent, fronting agent and L/C administrator incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on April 5, 2013
10.82	Limited Waiver and Amendment Agreement, dated as of March 3, 2013, between Tower Group, Inc. and Bank of America, N.A., as administrative agent, fronting agent and L/C administrator incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on April 5, 2013
10.83	Fourth Amendment Agreement and Waiver, dated as of April 3, 2013, between Tower Group, Inc. and Bank of America, N.A., as administrative agent, fronting agent and L/C administrator incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on April 5, 2013
10.84

Assignment and Assumption Agreement, dated as of August 18, 2013, by and between

Tower Group International, Ltd., Fairfax Financial Holdings Limited and Catalina Holdings (Bermuda) Ltd. incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 19, 2013

10.85	Arch Reinsurance Ltd. Brokerage Multi-Line Quota Share Agreement, dated as of September 27, 2013 incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 1, 2013
10.86	Hannover Re (Ireland) Plc Brokerage Multi-Line Quota Share Agreement, dated as of September 26, 2013 incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on October 1, 2013
10.87	Tower New York – Southport Re (Cayman), Ltd. Workers’ Compensation Quota Share Agreement, dated as of September 25, 2013 incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on October 1, 2013
10.88	Tower New York – Southport Re (Cayman), Ltd. Workers’ Compensation Adverse Development Aggregate Excess of Loss Agreement, dated as of September 25, 2013 incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on October 1, 2013
10.89	Tower Re – Southport Re (Cayman), Ltd. Workers’ Compensation Adverse Development Aggregate Excess of Loss Agreement, dated as of September 26, 2013 incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on October 1, 2013

Exhibit Number	Description of Exhibits
10.90	Fifth Amendment Agreement to the Amended and Restated Credit Facility Agreement, by and among the Company, TGI, Bank of America, N.A. as Administrative Agent, Fronting Bank and L/C Administrator, and the Lender parties thereto incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 15, 2013
10.91	Letter of Credit Facility Agreement, dated as of November 11, 2011, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company and Barclays Bank PLC incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 24, 2013
10.92	Amendment Agreement to the Letter of Credit Facility Agreement, dated as of March 12, 2012, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company and Barclays Bank PLC incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on October 24, 2013
10.93	Amendment Agreement to the Letter of Credit Facility Agreement, dated as of July 16, 2012, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company and Barclays Bank PLC incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on October 24, 2013
10.94	Amendment Agreement to the Letter of Credit Facility Agreement, dated as of November 21, 2012, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company and Barclays Bank PLC incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on October 24, 2013
10.95	Amendment and Restatement Agreement to the Letter of Credit Facility Agreement, dated as of March 7, 2013, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company, Barclays Bank PLC and Bank of Montreal incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on October 24, 2013
10.96	Amendment Agreement to the Letter of Credit Facility Agreement, dated as of May 2, 2013, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company, Barclays Bank PLC and Bank of Montreal incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on October 24, 2013
10.97	Waiver Letter to Letter of Credit Facility Agreement, dated as of October 18, 2013, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company, Barclays Bank PLC and Bank of Montreal incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on October 24, 2013
10.98	Amendment Agreement to Letter of Credit Facility Agreement, dated as of October 22, 2013, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company, Barclays Bank PLC and Bank of Montreal incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed on October 24, 2013
10.99	Waiver Letter to Letter of Credit Facility Agreement, dated as of November 4, 2013, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company, Barclays Bank PLC and Bank of Montreal incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 6, 2013
10.100	Form of Amendment to the indemnification agreements, dated as of March 13, 2013, between the Company and each of the Company’s directors and certain of the Company’s executive officers incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 8, 2013
10.101	Waiver Letter to the Credit Agreement, dated as of November 14, 2013, by and among TGI, Bank of America, N.A. as Administrative Agent, Fronting Bank and L/C Administrator, and the Lender parties thereto incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 20, 2013
10.102	Waiver Letter to Letter of Credit Facility Agreement, dated as of November 26, 2013, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company, Barclays Bank PLC and Bank of Montreal incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 2, 2013
10.103	Cancellation Letter, dated as of December 5, 2013, by and among Tower Insurance Company of New York, CastlePoint Insurance Company, CastlePoint National Insurance Company, Hermitage Insurance Company, Barclays Bank PLC and Bank of Montreal incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 9, 2013
10.104	Termination Letter, dated as of December 13, 2013, by and between Tower Group, Inc. and Bank of America, N.A. incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 18, 2013
10.105	Commercial Lines Cut-Through Reinsurance Agreement, dated as of January 3, 2014, by and among Tower Insurance Company of New York, Castle Point National Insurance Company, Tower National Insurance Company, Hermitage Insurance Company, Castle Point Florida Insurance Company, Kodiak Insurance Company, North East Insurance Company, York Insurance Company of Maine, Massachusetts Homeland Insurance Company, Preserver Insurance Company, Castle Point Insurance Company, and Technology Insurance Company, Inc. incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 6, 2014

Exhibit Number	Description of Exhibits
10.106	Personal Lines Cut-Through Reinsurance Agreement, dated as of January 3, 2014, by and among Tower Insurance Company of New York, Castle Point National Insurance Company, Tower National Insurance Company, Hermitage Insurance Company, Castle Point Florida Insurance Company, Kodiak Insurance Company, North East Insurance Company, York Insurance Company of Maine, Massachusetts Homeland Insurance Company, Preserver Insurance Company, Castle Point Insurance Company, and Integon National Insurance Company incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on January 6, 2014
10.107	Voting Agreement, dated as of January 3, 2014, by and between Michael H. Lee and ACP Re Ltd. incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on January 6, 2014
10.108	Separation and Release Agreement between Tower Group International, Ltd. and Michael H. Lee, effective as of February 6, 2014 incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 10, 2014
10.109	Employment Agreement between Tower Group International, Ltd. and William W. Fox, Jr., effective as of February 14, 2014 incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed on February 18, 2014
10.110	Reinsurance Commutation Agreement, dated as of February 14, 2014 and effective as of February 19, 2014, by and among Southport Re (Cayman) Ltd., Tower Reinsurance, Ltd. and Tower Insurance Company of New York incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 24, 2014
16	Letter from Johnson, Lambert & Co. LLP regarding change in certifying accountant, incorporated by reference to Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on March 5, 2010
21.1	Subsidiaries of the registrant*
23.1	Consent of PricewaterhouseCoopers LLP*
31.1	Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 by William W. Fox, Jr.*
31.2	Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 by William E. Hitselberger*
32	Certification of Chief Executive Officer and Chief Financial Officer, Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002*
EX-101	INSTANCE DOCUMENT**
EX-101	SCHEMA DOCUMENT**
EX-101	CALCULATION LINKBASE DOCUMENT**
EX-101	LABELS LINKBASE DOCUMENT**
EX-101	PRESENTATION LINKBASE DOCUMENT**
EX-101	DEFINITION LINKBASE DOCUMENT**

Exhibit 21.1

SUBSIDIARIES OF TOWER GROUP INTERNATIONAL, LTD.

Name	Jurisdiction of Incorporation	Parent	Percentage Ownership
Tower Group, Inc. (“TGI”)	Delaware	Condor 3 Corporation	100%
Tower Reinsurance, Ltd.	Bermuda	Tower Group International, Ltd.	100%
Condor 2 Corporation	Delaware	Tower Group International, Ltd.	100%
Condor 3 Corporation	Delaware	Condor 2 Corporation	100%
Tower Insurance Company of New York (“TICNY”)	New York	Tower Group, Inc. (“TGI”)	100%
Tower National Insurance Company	Massachusetts	TGI	100%
Preserver Insurance Company	New Jersey	PGI	85%
		TICNY	15%
North East Insurance Company (“NEIC”)	Maine	TICNY	100%
CastlePoint Reinsurance Company, Ltd. (“CastlePoint Re”)	Bermuda	CPBH	100%
CastlePoint Insurance Company (“CPIC”)	New York	CastlePoint Re	50%
		CPM	50%
CastlePoint Florida Insurance Company	Florida	CPIC	100%
Hermitage Insurance Company (“HIC”)	New York	HIG, Inc.	100%
Kodiak Insurance Company	New Jersey	HIC	100%
CastlePoint National Insurance Company	Illinois	SUA	100%
Massachusetts Homeland Insurance Company	Massachusetts	TICNY	100%
York Insurance Company of Maine	Maine	CastlePoint National Ins. Co.	91%
		Preserver Insurance Co.	9%
Tower Risk Management Corp. (“TRM”)	New York	TGI	100%
Preserver Group, Inc. (“PGI”)	New Jersey	TGI	100%
North Atlantic Underwriters, Inc.	Maine	NEIC	100%
Ocean II Corporation	Delaware	TGI	100%
Ocean I Corporation	Delaware	Ocean II Corp.	100%
CastlePoint Bermuda Holdings, Ltd. (“CPBH”)	Bermuda	Ocean I Corp.	100%
CastlePoint Management Corp. (“CPM”)	Delaware	Ocean I Corp.	100%
CastlePoint Risk Management of Florida, Corp.	Florida	CPM	100%
10271 Tower Realty Group, LLC (“10271 Tower”)	Delaware	CPM	100%
10272 Tower Realty Group, LLC (“10272 Tower”)	Delaware	10271 Tower	100%
10273 Tower Realty Group, LLC (“10273 Tower”)	Delaware	10272 Tower	100%
HIG, Inc.	Delaware	CastlePoint Re	100%
American Resources Insurance Consultants, LLC	Alabama	HIG, Inc.	100%
Specialty Underwriters Alliance, Inc. (“SUA”)	Delaware	TGI	100%
Hermitage Holdings, Inc.	Connecticut	HIG, Inc.	100%
Adirondack AIF, LLC (“AAIF”)	New York	TGI	100%
New Jersey Skylands Management, LLC (“NJSM”)	Delaware	TGI	100%
Tower Claims Services, LLC	New York	TRM	100%
Tower Corporate Capital 1 Limited	UK	Tower Group International, Ltd.	100%
Adirondack Insurance Exchange (“AIE”)	New York	(1)
New Jersey Skylands Insurance Association (“NJSIA”)	New Jersey	(2)
Mountain Valley Indemnity Company	New Hampshire	AIE	100%
New Jersey Skylands Insurance Company	New Jersey	NJSIA	100%

Notes:

(1) AIE is a New York reciprocal insurer and is managed by AAIF, an attorney-in-fact.

(2) NJSIA is a New Jersey reciprocal insurer and is managed by NJSM, an attorney-in-fact.

Exhibit 31.1

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, William W. Fox, Jr., certify that:

1.	I have reviewed the Annual Report of Tower Group International, Ltd. (as successor to Tower Group, Inc.) (the “Company”) on Form 10-K for the period ending December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”);

2.	Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report;

3.	Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in the Report;

4.	The Company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a—15(f) and 15d—15(f)) for the Company and have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within the Company, particularly during the period in which the Report is being prepared;

b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the Report based on such evaluation; and

d)	disclosed in the Report any changes in the Company’s internal control over financial reporting that occurred during the Company’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and

5.	The Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company’s auditors and to the audit committee of the Company’s Board of Directors:

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

May 2, 2014	/s/ William W. Fox, Jr.
William W. Fox, Jr.
Chief Executive Officer

Exhibit 31.2

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, William E. Hitselberger, certify that:

1.	I have reviewed the Annual Report of Tower Group International, Ltd. (as successor to Tower Group, Inc.) (the “Company”) on Form 10-K for the period ending December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”);

2.	Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report;

3.	Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in the Report;

4.	The Company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a—15(f) and 15d—15(f)) for the Company and have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within the Company, particularly during the period in which the Report is being prepared;

b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the Report based on such evaluation; and

d)	disclosed in the Report any changes in the Company’s internal control over financial reporting that occurred during the Company’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and

5.	The Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company’s auditors and to the audit committee of the Company’s Board of Directors:

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

May 2, 2014	/s/ William E. Hitselberger
William E. Hitselberger
Chief Financial Officer

Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT FOF 2002

In connection with the Annual Report of Tower Group International, Ltd. as successor to Tower Group, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, William W. Fox, Jr. President and Chief Executive Officer of the Company, and William E. Hitselberger, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 2, 2014	/s/ William W. Fox, Jr.
William W. Fox, Jr.
President and Chief Executive Officer

May 2, 2014	/s/ William E. Hitselberger
William E. Hitselberger
Executive Vice President, Chief Financial Officer

Annex J

EXECUTION COPY

MANAGING GENERAL AGENT AGREEMENT

by and among

AMTRUST NORTH AMERICA, INC.

and

TOWER RISK MANAGEMENT CORP.

dated as of

April 1, 2014

i

This Managing General Agent Agreement (the “Agreement”) is made as of January 3, 2014 (the “Effective Date”) by and between AmTrust North America, Inc., a Delaware corporation, as general agent for its affiliated insurance companies (“Company”), and Tower Risk Management Corp., a NY corporation (“Manager”). Company and Manager are each referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, this Agreement is being entered into in connection with that certain Merger Agreement entered into by and between Tower Group International, Ltd. (“Tower”) and ACP Re. Ltd. (“ACP Re”) (“Merger Agreement”) and that certain Commercial Lines Cut-Through Quota Share Reinsurance Agreement entered into by and between Company and Manager’s insurance company affiliates (“Cut-Through Agreement”), both effective January 3, 2014;

WHEREAS, Company and Manager have agreed that this Agreement shall govern their relationship with respect to the Program (as defined herein) and compensation payable to the Parties with respect to this Agreement;

WHEREAS, Company transacts insurance business in all states of the United States as an admitted insurer in compliance with the laws and regulations of the jurisdictions in which Policies (as defined herein) are issued and coverage is provided;

WHEREAS, Manager desires to serve as underwriting manager on behalf of Company for and to provide claim Services for the Company with respect to Commercial Lines Business, as defined in the Cut-Through Agreement (the “Program”); and

WHEREAS, Company desires to engage Manager to act as underwriting manager and to provide services on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

I.	DEFINITIONS.

A.	“Loss Adjustment Expense” shall mean Loss Adjustment Expense as defined in the Claims Handling Addendum, attached hereto as Exhibit A.

B.	“Cause” shall mean Company Cause or Manager Cause.

C.	“Claim” or “Claims” shall mean Claim or Claims as defined in the Claims Handling Addendum.

D.	“Claim Services” shall mean Claim Services as defined in the Claims Handling Addendum.

E.	“Laws” shall mean all federal, state and local statutes, regulations and ordinances applicable to Manager’s duties under this Agreement.

1

F.	“Policy” or “Policies” shall mean all policies, master policies, binders, certificates, endorsements and contracts of insurance issued by Company through Manager in connection with the Program.

G.	“Recoveries” shall include any and all credits, subrogation, overpayments, voided or returned checks, or other recoveries which shall be credited to the Policy.

H.	The “Term” of this Agreement shall commence on the Effective Date and shall terminate or be canceled in accordance with the provisions hereunder.

I.	“Termination Date” means the effective date of any termination of this Agreement whether termination is subject to the expiration of a notice period or is effective immediately upon notice, or otherwise.

J.	“Termination Notice Date” means the date of receipt of any notice of termination.

K.	“Underwriting Guidelines” means guidelines and other instructions provided to Manager describing the policy term, limits, coverage classifications, territories and including without limitation (i) the maximum annual premium volume, (ii) the basis of the rates to be charged, (iii) the types of risks which may be written, (iv) maximum limits of liability, (v) applicable exclusions, (vi) territorial limitations, (vii) policy cancellation provisions, and (viii) the maximum policy period; as modified by Company at its sole discretion from time to time.

II.	APPOINTMENTS.

A.	Company hereby appoints Manager as its underwriting manager to produce insurance risks under the Program and as its provider of claims management services with respect to Claims under the Program in accordance with the Claims Handling Addendum, with such power and authority as is set forth more fully in this Agreement and the Claims Handling Addendum. Company shall make the appropriate notifications of this appointment, or subsequent termination thereof, to any state insurance department as may be required of an insurer.

B.	Manager hereby accepts this appointment and shall make the appropriate notifications of such appointment, or subsequent termination thereof, to any state insurance department as may be required.

C.	Manager will place with the Company all business covered by the Program that meets the Underwriting Guidelines, except for business written by Managers’ insurance company affiliates.

D.	No Party to this Agreement shall have authority over the operations of the other Party to this Agreement. Each Party to this Agreement shall at all times continue to be directed by its respective management and board of directors.

E.	Company at its sole discretion may immediately suspend Manager’s underwriting authority during the pendency of a dispute regarding cause for termination.

2

III.	TERRITORY.

A.	Manager is authorized to act as underwriting manager in all states, subject to the Company’s filed forms and rates (the “Territory”).

B.	Manager is authorized to provide claims management services in accordance with the Claims Handling Addendum with respect to the Program in the Territory.

IV.	DUTIES OF MANAGER REGARDING UNDERWRITING.

Subject to the terms and conditions of this Agreement, and subject to all Laws, Manager shall provide services for Company as follows:

A.	Underwriting During the Term of this Agreement. Manager is hereby granted authority to solicit, receive, underwrite, bind, accept, non-renew and cancel insurance risks under the Program on behalf of Company in accordance with the Underwriting Guidelines.

In conducting such underwriting, Manager will perform the following administrative services on Policies placed with Company under this Agreement:

1.	Manager shall solicit, receive, review and process all applications and submissions for insurance business under the Program in accordance with Underwriting Guidelines.

2.	Manager shall immediately deposit all Premiums (as defined in Section VIII of this Agreement) received by Manager with respect to any Policy issued hereunder into a bank account designated by the Company.

3.	Manager shall determine the acceptability of any insurance risk, and issue quotes and Policies in the name of Company on policy forms approved by Company. Manager will utilize Company’s policy issuance system without modification or deviation for the issuance of quotes, Policies and other Policy documents.

4.	Manager shall issue and deliver to qualified insureds the Policy and maintain on behalf of Company such information as is necessary to assure the timely and proper issuance, delivery, execution or countersignature of all Policies.

5.	Manager shall develop and maintain proper underwriting files on behalf of Company, which shall contain at a minimum, such information as is outlined more fully in Exhibit B, and in all cases shall contain adequate information to clearly demonstrate the reasons for acceptance or rejection of any risk and documentation of the rate development for the premiums charged under the Policy.

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6.	Consistent with applicable Law and the terms and conditions of the Policy, Manager may cancel, terminate or otherwise non-renew Policies bound or written under the Program.

7.	Manager shall provide proper and timely notice of any cancellation, non-renewal, change in coverage to policyholders, certificate holders, loss payee and/or any regulatory authority, as required by the Policy or any applicable Laws. Any such cancellation, non-renewal, change in coverage shall be properly documented in such underwriting files maintained by Manager on behalf of Company.

8.	Manager shall market the Program and shall perform such related marketing, sales and production activities, and in so doing, shall comply at all times with relevant Laws. In addition, Manager’s marketing activities shall be subject further to the limitations under Section XVI of this Agreement.

Company shall have the right to cancel or non-renew any Policy of insurance, consistent with the terms of such Policy of insurance, except as limited by applicable insurance law or regulation.

B.	Reinsurance. Manager shall not negotiate nor bind reinsurance on behalf of Company on any business Manager places with Company.

C.	Sub-Producers. Manager shall be authorized to assign or delegate any of its authority hereunder to an affiliate of Manager without written approval from Company. Manager shall not be authorized to assign or delegate any of its authority to an unaffiliated party without the prior written approval from Company, provided, however, that notwithstanding the foregoing, Manager may designate and license producers (each individually, a “Sub-Producer”) solely for the production of business under the Program without written approval from Company. Manager shall ensure that any party so designated shall be lawfully licensed to transact the type of insurance for which designation is made, and shall require that during the term of such designation, such license shall be maintained continuously and in full force and effect. Manager shall be responsible to insure the compliance by all Sub-Producers with the term of this Agreement and all other written rules and regulations of the Company, and treat as confidential and use only in the interest of the Company all instructions, information and materials of Company. Manager shall be solely responsible for the performances of any Sub-Producer under the terms and provision hereof. Manager shall require each Sub-Producer to maintain Errors and Omissions and fidelity insurance in an amount and upon terms reasonably acceptable to Manager and Company. Manager will terminate the designation and licensing of any Sub-Producer at the sole discretion of the Company, with or without cause.

D.	Authorizations. Manager represents and warrants that it possesses licenses or authorizations to perform the functions and duties set forth in this Agreement in

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the Territory, as may be required by law, and will promptly inform Company in writing of any and all changes in any of such licenses or authorizations in all states or territories relating to the authority of Manager to conduct the activities required of it under this Agreement.

V.	DUTIES OF MANAGER REGARDING CLAIM ADMINISTRATION.

A.	Claims Administration. Manager will provide the Claim Services for Company, in accordance with the Claims Handling Addendum. Notwithstanding the foregoing, Manager will not provide Claims Services and not receive the Claims Handling Fee set forth in Exhibit C for Claims under workers’ compensation policies issued in California or Claims under other Policies issued hereunder which Manager, or an affiliate, would otherwise refer to Company for Claims administration pursuant to the Master Third Party Administration Agreement dated March , 2014 between Tower Insurance Company of New York and other subsidiaries of Tower Group, Inc. and Company.

VI.	REPORTING AND REMITTANCES.

A.	Manager shall provide all accounting and reporting services with respect to the Program to satisfy the requirements of Company, including but not necessarily limited to the following:

1.	No later than thirty (30) days after the end of each calendar month, Company shall submit to Manager a monthly account (“Monthly Underwriting Activity Report”) setting forth Premiums written, Premium collected, and Premium adjustments made, including but not limited to, additional or return premiums, audit and rate adjustments and commissions paid during such calendar month.

2.	Claim reporting in accordance with the Claims Handling Addendum.

3.	As reasonably requested from time to time by Company, Manager shall submit to Company a copy of monthly banking statements with respect to the Premium Fiduciary Account for said month, and shall effect reconciliation of such accounts in accordance with customary accounting practices. As and when requested by Company, Manager shall provide Company with appropriate documentation in support of any specific transaction or reconciled entry.

B.	Monthly, in connection with the Company’s submission to Manager of the Monthly Underwriting Activity Report, Company shall remit to Manager Manager’s Compensation as provided for in Section XI and Exhibit C.

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VII.	DUTIES AND AUTHORITY OF MANAGER.

A.	Regulatory Compliance.

1.	Manager shall provide, at its own expense, and within a reasonable time, as necessary, such information in its possession required to satisfy reporting requirements imposed upon Company by any regulatory authority, boards, bureaus or associations to enable Company to file required financial statements and reports, unit statistical and financial calls for information with Insurance Departments, regulatory bodies of competent jurisdiction, reinsurers, boards, bureaus or associations with regard to the business transacted under this Agreement.

2.	Manager shall promptly forward to Company, in no event later than the first business day after receipt thereof, any written notices, complaints, or inquiries received by any Insurance Department or any other regulatory authority from policyholders or claimants in connection with the Program and, in addition, shall provide to Company all information from its records which will assist Company in its response to such Insurance Department or other regulatory authority, and otherwise cooperate fully with Company in connection with any such notice, complaint or inquiry, and if requested by Company, shall prepare and/or assist in the preparation of any response as reasonably necessary in defense of Company.

3.	Manager shall promptly advise Company whenever it receives any notice of any regulatory audit, action or threat of sanctions charged against Manager or Company with respect to or arising out of Manager’s acts or omissions with respect to or which affects the Program, and if requested by Company shall take and/or assist in any action as is reasonable and necessary to respond and/or address such matter. Manager agrees to cooperate fully in the handling of any such audit, action or regulatory sanction.

4.	Any fines or penalties levied against Company arising out of or related to the business produced, Policies serviced or Claims administered under this Agreement shall be paid by Manager to the extent and to the degree directly resulting from any act, error or omission whether intentional or unintentional, of Manager or any of its respective agents, sub-agents, brokers, producers, advisors, or contractors. Except however, to the extent such fine or penalty is directly attributable to an action of Company, then Company shall be responsible for a full or pro-rata share, as applicable, of such fine or penalty to the extent that such action of Company contributed to said fine or penalty.

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B.	Limitations of Authority. In addition to any other limitations expressly or implicitly contained in this Agreement, Manager shall not have authority to do any of the following acts in connection with this Agreement:

1.	commit Company to participate in insurance or reinsurance syndicates, associations or pools or bind Company to reinsurance agreements or arrangements;

2.	permit any Sub-Producer to serve on Manager’s board of directors;

3.	jointly employ any individual who is employed with Company;

4.	exceed the maximum Policy limits established in the Underwriting Guidelines and Program description;

5.	on behalf of Company, make, accept or endorse notes or otherwise incur any liability which is not incurred in the ordinary course of business of Manager pursuant to the terms and conditions of this Agreement;

6.	waive a forfeiture or issue a guaranty, other than as permitted expressly in writing by Company;

7.	waive Premium payment, withhold any monies or property of Company, or offer or pay any rebate of Premium, without the express written consent of the Company;

8.	bind coverage subsequent to the effective date of the Policy without the prior written approval of Company;

9.	effect or authorize a flat cancellation more than forty-five (45) days after the effective date without the prior written approval of Company. (In the event of such flat cancellation, Manager shall reasonably document the existence of substituted coverage or other reasons why Company has no liability for payment of loss while coverage was in force); or

10.	reinstate Policies or certificates cancelled by Company for other than non-payment of Premium without the prior written approval of Company.

VIII.	DUTIES OF COMPANY.

Subject to the terms and conditions of this Agreement, and subject to all applicable Laws, Company agrees to perform the following duties with respect to the Program:

A.	Collection and Receipt of Premiums. Company shall administer the collection and receipt of premiums, any policy related fees, any applicable late payment fees, reinstatement fees and/or all other sums chargeable and/or due in respect of any and all Policies (“Premiums”), and pay return premiums due in respect of all Policies.

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B.	Payment of Commissions. Company shall pay commission due to producers, including Sub-Producers.

C.	Changes in Authorizations. Company will promptly inform Manager in writing of all changes in its licenses or eligibility in the Territory relating to the authority of Company to transact the business of insurance under this Agreement.

D.	Manager Compensation. Company shall pay Manager’s compensation as provided in Section XI.

E.	Timely Cooperation. Company shall comply in a timely and prompt manner with any reasonable request for instructions or approvals which Manager may make from time to time in order to perform its duties under this Agreement.

F.	Company Policy Issuance. During the Term of this Agreement Company shall accept all Policies placed by Manager under the Program in accordance with the Underwriting Guidelines and the terms of this Agreement.

G.	Funds Payable to Policyholders. If reasonably requested by Manager and agreed to by Company, Company shall from time to time fund Premium Fiduciary Account with sums necessary to return premium to policyholders, as reasonably requested by Manager.

IX.	BOOKS AND RECORDS.

A.	During the Term of this Agreement, Manager shall maintain, at its own expense, separately identifiable books and records and electronic files in connection with the Policies and Claims under the Program, including but not limited to the following: accounting records, underwriting files, claim files, Policy and premium records, Policy register, bank records, records relating to the Premium Fiduciary Account and the Loss Fund Account as defined in the Claims Handling Addendum, licensing files, records of notices, complaints, inquiries, actions and suits served against Manager or, to the extent available to Manager, Company, Policies (both in-force and cancelled), and reports and records required to be retained in connection with this Agreement or required under applicable Law for and on behalf of Company (hereinafter collectively referred to as “Books and Records”), with respect to each Policy for a period of seven (7) years following the end of the calendar year in which such Policy expires, is cancelled, non-renewed or otherwise terminated, or for any longer period which may be required by Law. All Books and Records other than those related to policy expirations are the property of Company, and upon its request, Company shall be entitled to receive copies of any and all Books and Records. Manager shall be responsible for retaining the Books and Records required to be maintained by Manager under this Agreement, in hard copy form, microfilm, computer software systems and/or other generally accepted information storage medium, as well as, in any reasonable back-up form directed by Company for the period described above. Manager is obligated to provide to Company copies of any and all such Books and Records, electronically in a format acceptable to Company.

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B.	Company or its designated representatives, without restrictions or limitations, shall, upon reasonable notice to Manager, have broad authority to inspect, copy and audit all Books and Records of Manager pertaining to the business written under this Agreement during reasonable business hours, and, at its own expense, may make copies or extracts of any Books and Records pertaining thereto as Company may deem necessary.

C.	Both during the Term of this Agreement and following the Termination Date, Manager’s use and control of the expirations, the records thereof and Manager’s work product shall remain in the undisputed possession and ownership of Manager, and Company’s record of such expirations and other material information relating to specific risks, will not be disclosed by Company to any agent or broker. Nothing contained in this Section IX.C. shall interfere with Company’s obligation to renew or service policies upon the later of a Termination Date or Run-Off Termination Date.

D.	No commission shall be due Manager for any Premiums which are not collected by Company within the ninety (90) day period following the Termination Date.

E.	Company has the right at any time to place in Manager’s office up to six (6) Company underwriting and/or claim representatives to monitor Manager’s performance under this Agreement. Manager will provide the Company representatives with reasonable accommodations, including office space and services as required.

X.	CONFIDENTIAL INFORMATION.

A.	The Parties hereby agree to treat as confidential any and all reports, information, and data relating to, obtained by, prepared or assembled by, or given to the other or developed as a result of information supplied by or on behalf of any Party under this Agreement, or by reason of, or relating to, the transactions contemplated by or incidental to this Agreement, including but not limited to any materials, presentations, records, and all matters affecting or relating to the proposed business and operations under the Program (such information being collectively referred to herein as “Confidential Information”).

B.

The Parties shall each take appropriate steps to ensure that all Confidential Information is kept confidential by the respective Parties and each of their directors, officers, principals, shareholders, affiliates, employees, agents and advisors, and that such Confidential Information will not be divulged, disclosed or communicated to any person, firm, association, corporation or other entity, during or subsequent to the Term of this Agreement, provided, however, that (i) disclosure of any Confidential Information of a Party to which such Party has consented in writing may be made; (ii) any Confidential Information may be

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disclosed to regulatory authorities or other appropriate parties pursuant to Law or legal process after notice is given to the other Party to allow such Party to contest or limit the scope of Confidential Information to be disclosed; (iii) Confidential Information may also be disclosed to auditors of any Party, Company Reinsurers or retrocessionaires, to the extent reasonably appropriate; and (iv) Confidential Information may also be disclosed to persons controlling, controlled by or under common control (each a “Recipient”) with Manager or Company (each, for the purposes of this Section X.B, a “Disclosing Party”) provided the Recipient is directed by the Disclosing Party to treat such Confidential Information confidentially and in accordance with the terms of this Agreement.

C.	In the event of a breach of this Section X relating to Confidential Information, the affected Party shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy for any such breach, which shall not be deemed to be the exclusive remedy for such breach, but shall be in addition to all the remedies available at law or equity.

D.	The term “Confidential Information” as used in this Agreement does not include information which (i) was or becomes generally available to the public other than as a result of the disclosure by or on behalf of a Party to this Agreement; or (ii) was or becomes available on a non-confidential basis from a source other than a Party or its representatives, provided that such source is not bound by a confidentiality agreement with, or similar obligation to a Party to this Agreement.

E.	Manager agrees that any policyholder information, insured information, claimant information and any other information subject to a Federal, State or local law or regulation requiring information to be confidential, including but not limited to, non-public personal information and health information of an individual, will be treated as confidential in accordance with the requirement of such law or regulation. Any such confidential information about individuals that Manager obtains in furtherance of its services under this Agreement may only be used as necessary to effect, administer or enforce a policyholder transaction. Manager and its employees, agents, representatives, successors or assigns are not authorized to otherwise use or disclose such information to any third party, unless authorized by Company’s privacy policy or notice. Manager agrees to adopt and implement privacy procedures that are consistent with any applicable law or regulation, as well as consistent with Company’s privacy notice and policy when Manager is servicing Company’s policyholders. Manager shall require its agents, representatives, Sub-Producers, Sub-Claim Adjusters and employees to comply with the foregoing privacy provisions. Manager shall prepare, at its own cost and expense, for Company’s review and approval, all notices required by applicable statutes, rules or regulations to be sent or delivered to policyholders or other persons. Upon Company’s approval, Manager shall, at its own cost and expense, send such notice to its intended recipient.

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F.	Intellectual Property

Company will provide Manager access to certain proprietary systems developed by Company, including without limitation, the ANA system, PremProg and NOAH Claims system (collectively, the “Company IP”). Manager acknowledges and agrees that the Company IP, including without limitation program code, specifications, logic, design, ideas, techniques, know-how and procedures contained therein and all related documentation are confidential intellectual property exclusively owned by Company. This Agreement does not grant and shall not be construed to grant any license or right to use the Company IP except as expressly authorized in writing by Company. Manager and its employees shall not disclose Company IP or any part thereof to any third party, including affiliates, except as expressly authorized by Company. Manager shall not (a) use or access the Company IP for any purpose other than performing its duties under this Agreement; or (b) modify, enhance, reverse engineer, delink, disassemble or decompile any of the Company IP or part thereof.

XI.	COMPENSATION AND EXPENSES.

A.	Commission.

Manager’s sole remuneration from the Company for all services that Manager may perform under this Agreement shall be its Commission at the rates set forth in Exhibit C attached hereto and made a part of this Agreement plus fees and policy fees granted to Manager under this Agreement, in accordance with Exhibit C, that Manager has the legal right to collect under applicable law.

B.	Return of Commission. In the event of a Policy cancellation or endorsement resulting in a Premium return to a policyholder, Manager shall be responsible for refunding to Company the Commission paid or allowed on the returned Premium.

C.	Expenses. Except with respect to ALAE and expenses incurred by Company pursuant to this Agreement, Manager shall be responsible for all expenses incurred in the performance of its obligations under this Agreement, including but not limited to rentals, transportation facilities, office upkeep, remuneration of officers, clerks, employees, or other representatives, postage, promotional and advertising expenses, stationary, printing, Policy administration and attendant expenses, bank charges, countersignature fees, Sub-Producer commissions, license expenses, costs of policyholders premium audits conducted, costs of reasonable actuarial reviews conducted and overhead expenses incurred by Manager. In addition, Manager shall be responsible for all benefits, labor, social security obligations, and immigration reporting requirements, of its personnel, whether or not related to Company’s business. The conduct by Manager of its business shall be at such Party’s own and sole cost, credit, risk and expense.

D.	Supplies. The ownership of Policy supplies, undelivered Policies, or other property furnished by Company for the purpose of conducting the business which

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is the subject of this Agreement, shall be vested in Company, and these shall be delivered to Company or its authorized representatives immediately upon the Run-Off Termination Date. Manager hereby agrees to surrender the same to Company, without expense to Company. Manager has no authority to release blank Policy or certificate supplies to any Sub-Producer; and agrees to maintain a Policy register of all voided Policies and shall retain and store all voided Policies on behalf of Company, and deliver to or make such voided Policies available to Company or its authorized representatives immediately upon the Termination Date, or at any time upon the request of Company.

XII.	COMMENCEMENT AND TERMINATION.

A.	This Agreement shall remain in full force and effect for a term of one (1) year ending on January 2, 2015 unless terminated earlier by either Manager or Company, upon written notice, for Cause as defined herein or unless terminated by mutual written agreement of the Parties or as otherwise provided herein.

B.	Any termination under this Section XII shall not affect the rights or obligations of the Parties hereto as to transactions, acts, or things done by any Party prior to the Termination Date. Furthermore, subject to the provisions of Section XIII, any notice of termination under this Section XII.B shall not affect the authority of Manager as described under Sections IV, V and VII from the period beginning on the Termination Notice Date through but not including the Termination Date, except as otherwise instructed by Company.

C.	Notwithstanding the foregoing, upon prior written notice, Company may terminate this Agreement immediately, upon occurrence of any of the following grounds (“Company Cause”):

1.	if Manager or any of its affiliates, is or becomes insolvent, or is the subject of or commences any regulatory or judicial or other proceedings for its administrative oversight, conservation, supervision, dissolution, liquidation, bankruptcy, receivership or similar proceeding; or

2.	if all or a controlling portion of Manager’s capital stock or all or any part of its business is sold, transferred or merged into an entity which is not an affiliate of Manager, and Company believes in its reasonable discretion that such sale, transfer or merger has, or could have a material adverse impact on Company’s interests;

3.	upon the closing of the merger contemplated in the Merger Agreement between Tower, and ACP Re;

4.	the misappropriation by Manager of any funds or property belonging to Company;

5.	the fraud, gross negligence, or willful misconduct of Manager;

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6.	the material breach by Manager of this Agreement following notice and a reasonable opportunity to cure, which shall not exceed thirty (30) days; and

7.	the termination or material reduction of Company’s reinsurance for the business covered by this Agreement.

D.	Notwithstanding the foregoing, upon written notice Manager may terminate this Agreement immediately, upon occurrence of any of the following grounds (“Manager Cause”):

1.	if Company is or becomes insolvent, or is the subject of or commences any regulatory or judicial or other proceedings for the administrative oversight, conservation, supervision, dissolution, liquidation, bankruptcy, receivership or similar proceeding; or

2.	if all or a controlling portion of Company’s capital stock or all or any part of its business is sold, transferred or merged into an entity which is not an affiliate of Company, and Manager believes in its reasonable discretion, such sale, transfer, or merger has, or could have a material adverse impact on Manager’s interests; or

3.	if Company’s A.M. Best Rating falls to B++ or lower.

E.	If any required license or authority of Company or Manager in any jurisdiction within the Territory covered by this Agreement is suspended, revoked or nonrenewed by a governmental or regulatory agency or becomes invalid or expires and is not renewed or reinstated, Company or Manager, (as applicable for the purposes of this Section XII.E., the “Adversely Affected Party”), shall have sixty (60) days to cure such invalidity, expiration, nonrenewal, revocation and/or suspension during which time no Policies shall be issued or renewed in such jurisdictions. If the Adversely Affected Party has not, after such sixty (60) day period cured such invalidity, expiration nonrenewal, revocation or suspension, the other Party (as between Company and Manager) may, at its option, terminate this Agreement as to such jurisdiction. This Agreement shall remain in full force and effect between Manager and Company as to such jurisdictions wherein the Adversely Affected Party’s license or authority has not been revoked, nonrenewed or suspended.

F.	If in connection with any termination of this Agreement in accordance with this Section XII, the ultimate result of which could subject either Company or Manager to penalty, fine or assessment for improper cancellation or non-renewal of insurance coverages in force, or for the unlawful withdrawal of business, the other Party hereby agrees that it shall cooperate in all respects with the threatened Party to remedy or mitigate such effect in accordance with applicable law or regulatory directive.

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G.	Except as provided in Section XIII or as required by applicable Law, upon the Termination Date, the rights and/or powers granted by Company to Manager hereunder shall be revoked, and Manager shall have no further authority to bind or write Policies for Company, nor extend, renew or increase Company’s liability on any existing Policy, nor administer Claims for Company. Except as provided herein, Manager shall immediately cease exercising such rights and/or shall execute any and all documents necessary or requested by Company to effect or confirm such revocation.

H.	In the event that Manager shall at any time become delinquent in the payment of any amounts due Company, Manager hereby agrees to pay any expenses which Company may incur in collecting such monies, including attorneys’ fees and other costs. No provision of this Agreement must effect, be construed as or operate as a waiver of the right of the Party aggrieved by any breach of this Agreement to be compensated for any injury or damage resulting therefrom which is incurred either before or after the Termination Date.

I.	Nothing contained in this Section XII shall affect or impair any rights or obligations or liabilities arising prior to or at the time of the Termination Date, or which may arise by reason of an event causing the termination of this Agreement, and all such rights, obligations and liabilities of the Parties pursuant to this Agreement shall also survive the termination of this Agreement. The rights and remedies provided in this Section XII and all other remedies provided for in this Agreement shall be cumulative and not exclusive and shall be in addition to any other remedies which the Parties may have under this Agreement or otherwise.

XIII.	CONTINUING DUTIES OF MANAGER AFTER TERMINATION.

A.	Continuation of Duties. Following a Termination Date, Manager shall perform all of the duties necessary pursuant to this Agreement and for the proper servicing of all Policies bound or written under this Agreement for a period not to exceed three years (the “Run-Off Services”). The Run-Off Services shall include, but shall not be limited to, accounting for Premiums and commissions, statistical filing, canceling Policies, non-renewing Policies, issuing mandatory endorsements, settling of balances, and administration of Claims, to the extent that such services were performed by Manager prior to the Termination Date. The period of time during which Manager shall perform the Run-Off Services shall be referred to as the “Run-Off Period”. Notwithstanding the preceding, Company may elect to revoke the rights and/or powers granted by Company to Manager hereunder during the Run-Off Period. Any such termination shall be effected as contemplated in and consistent with the requirements of Section XIII.C. The earlier of the natural expiration of Manager’s obligations to provide the Run-Off Services or termination of Manager’s rights and obligations as set forth in this Section XIII.A. shall be referred to as the “Run-Off Termination Date”.

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B.	Commissions. It is understood and agreed that Manager’s sole remuneration for the Run-Off Services has already been contemplated in Section XI hereof, and no other compensation shall be due to Manager except as provided therein.

C.	Authority. Except as otherwise provided in this Agreement, upon the Termination Date and during the term of the Run-Off Period, Manager shall have no authority to solicit, underwrite, quote, or bind new insurance risks on behalf of Company or increase or extend Company’s liability under, or extend the term of any such Policy, provided, however, unless instructed otherwise by Company, Manager will continue to have all authority reasonably necessary to perform the Run-Off Services including binding authority on endorsements and powers incidental to its performance of the Run-Off Services. Manager shall not cancel and rewrite any in-force Policies prior to the Termination Date without obtaining the prior written consent of Company.

XIV.	RELATIONSHIP OF THE PARTIES.

The Parties are independent contractors and nothing herein contained shall be construed to create a relationship of employer and employee between any of the Parties and any of the Parties’ employees, officers, representatives, producers, agents, brokers, Sub-Producers, Sub-Claim Adjusters, sub-agents, sub-brokers or the like. It is expressly understood and agreed by the Parties hereto that the relationship existing between Company and Manager under this Agreement contemplates Manager as Company’s agent or representative only in connection with the services or transactions set forth in this Agreement and directly related to each of Manager’s functions under this Agreement. Furthermore, nothing contained herein shall prohibit Company from entering into any claims services agreement, underwriting management agreement, agency agreement, producer agreement (or similar arrangement) or reinsurance agreement with respect to the business covered by the Program with any other party or parties.

XV.	INDEMNIFICATION.

A.	Indemnification of Company by Manager. Manager shall defend, indemnify and hold harmless Company and their respective directors, officers, employees, shareholders, and affiliates (individually and collectively, the “Company Indemnitees”) from and against any and all loss, claim, damage, or liability (or any action in respect thereof) which is caused by or results from any malfeasance, negligence, action or inaction of Manager, its Sub-Producers, its Sub-Claim Adjusters and officers, directors, employees and agents of its duties and obligations under this Agreement. If any claim, demand, action, suit, or proceeding is made or brought against any of the Company Indemnitees with respect to matters that are the subject of this indemnity, Manager shall assume the defense thereof with counsel reasonably satisfactory to the Company Indemnitees and shall pay all costs of such defense. The provisions of this Section XV.A. shall survive the termination of this Agreement.

B.	Indemnification of Manager and Claim Administrator by Company. Company shall defend, indemnify and hold harmless Manager and its directors, officers,

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employees, shareholders, and affiliates (individually and collectively, the “Manager Indemnitees”) from and against any and all loss, claim, damage, or liability (or any action in respect thereof) which is caused by or results from the malfeasance, negligence, action or inaction of Company with respect to this Agreement. If any claim, demand, action, suit or proceeding is made or brought against any of the Manager Indemnities with respect to matters that are the subject of this indemnity, Company shall assume the defense thereof with counsel reasonably satisfactory to the Manager Indemnitees and shall pay all costs of such defense. The provisions of this Section XV.B. shall survive the termination of this Agreement.

C.	Indemnification Procedures.

1.	Any Party hereto entitled to indemnification pursuant to this Section XV (the “Indemnitee”), shall promptly notify the Party responsible for such indemnification (the “Indemnitor”) if the Indemnitee becomes aware of any loss, damage or liability with respect to which indemnity may be asserted; and the failure to give such notice promptly shall not relieve the Indemnitor of its obligations hereunder. Promptly after (i) the receipt by an Indemnitee of notice of any third party claim or (ii) the commencement of any action or proceeding, the Indemnitee will, if a claim with respect thereto is to be made against the Indemnitor, give the Indemnitor written notice in reasonable detail of such claim or the commencement of such action or proceeding and shall permit the Indemnitor to assume the defense of any such claim or any litigation resulting from such claim. Failure by the Indemnitor to notify the Indemnitee of its election to defend any such action within a reasonable time, but in no event more than thirty (30) days after notice thereof shall have been given to the Indemnitor, shall be deemed a waiver by the Indemnitor of its right to defend such action.

2.	If the Indemnitor assumes the defense of any such claim or litigation resulting therefrom, the obligations of the Indemnitor as to such claim shall be limited to taking all steps necessary in the defense or settlement of such claim or litigation resulting therefrom and to holding the Indemnitee harmless from and against any and all losses, damages and liabilities caused by, arising out of or relating to any settlement approved by the Indemnitor or any judgment in connection with such claim or litigation resulting therefrom. The Indemnitee may participate, at its expense, in the defense of such claim or any litigation provided that the Indemnitor shall direct and control the defense of such claim or litigation. The Indemnitor shall not, in the defense of such claim or any litigation resulting therefrom, consent to entry of any judgment or enter into any settlement other than a judgment or settlement involving only the payment of money, except with the written consent of Indemnitee, which consent shall not be unreasonably withheld.

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3.	If the Indemnitor does not assume the defense of any such claim or litigation resulting therefrom, the Indemnitee may defend against such claim or litigation in such manner as it may deem appropriate. The Indemnitee shall not enter into any settlement of such claim or litigation without the written consent of the Indemnitor, which consent shall not be unreasonably withheld. The Indemnitor shall promptly reimburse the Indemnitee for the amount of all reasonable expenses, legal or otherwise, incurred by the Indemnitee in connection with the defense against or settlement of such claims or litigation. If no settlement of such claim or litigation is made, the Indemnitor shall promptly reimburse the Indemnitee for the amount of any judgment rendered with respect to such claim or in such litigation and of all reasonable expenses, legal or otherwise, incurred by the Indemnitee in the defense of such claim or litigation. The provisions of this Section XV.C. shall survive the termination of this Agreement.

D.	Errors and Omissions. Manager represents and warrants that it shall maintain during the Term of this Agreement, and for a period of three (3) years after the effective date of termination of this Agreement, Errors and Omissions Liability insurance for Manager with policy limits equal to $5,000,000 for each occurrence and in the aggregate with deductibles not greater than $100,000, with an insurer acceptable to Company. The Company shall be provided a Certificate of Insurance evidencing the existence of the required errors and omissions liability insurance coverage which certificate shall contain the following provision: “The Company will receive thirty (30) days’ written notice of any cancellation or other termination of this policy.”

E.	Fidelity Bond. Manager represents and warrants that it shall maintain during the Term of this Agreement, and for a period of three (3) years after the effective date of termination of this Agreement, a Fidelity Bond insurance coverage for Manager with policy limits equal to $5,000,000 with an insurer and on a form and with a deductible acceptable to Company. The Company shall be provided a Certificate of Insurance for the fidelity bond which certificate shall contain the following provision: “The Company will receive thirty (30) days’ written notice of any cancellation or other termination of this policy.

XVI.	ADVERTISEMENT.

Manager shall use only advertising material pertaining to the Policies and the Program that has been approved in writing by Company in advance of its use. Manager may, at its own expense, develop and produce advertising or promotional materials to promote the sale of the Policies pursuant to this Agreement. Neither of Manager or Company shall use the name, logo, trademark or other such promotional material of another Party or any of its affiliates in any advertising and/or promotional materials without obtaining the prior review and written consent of such other Party for each separate promotion, advertisement or use.

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XVII.	NOTICES.

A.	All notices, consents, requests, waivers, elections and other communications (collectively “Notices”) authorized, required or permitted to be given under this Agreement shall be addressed as follows:

To Company:

AmTrust North America, Inc.

59 Maiden Lane, 43rd floor

New York, NY 10038

Attention: Stephen Ungar, Esq.

Facsimile No: (212) 220-7130

E-mail: stephen.ungar@amtrustgroup.com

Or to such other person or address as the Company shall furnish to the Manager in writing.

To Manager:

Tower Risk Management Corp.

120 Broadway (31st floor)

New York, NY 10271

Attention: Bill Hitselberger

Facsimile: (212) 202-3987

E-mail: eorol@twrgrp.com

Or to such other person or address as the Manager shall furnish to the Company in writing.

B.	All Notices must be given in writing, mailed by first class registered or certified mail, and shall be deemed to be received three (3) days after the day of mailing. Any Party may change its address for the receipt of Notices or the party to whose attention Notices are sent at any time by giving notice thereof to the other Parties hereto.

C.	In the event that any legal process, notice, regulatory bulletin, or the like, is served on Manager, in a suit or proceeding against Company, or for any other reason whatsoever, Manager shall promptly and forthwith forward such process, notice or bulletin to Company as directed above, via registered certified or overnight mail.

XVIII.	CHOICE OF LAW, VENUE, JURISDICTION.

A.

This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of New York without regard to principles of conflict of laws otherwise applicable to such determination. Any judicial proceeding brought against any of the Parties to this Agreement or any dispute arising in

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connection with or related to this Agreement shall be brought only in the State Court located in New York County, New York or the Federal District Court located in New York, New York and by execution and delivery of this Agreement, each of the Parties to this Agreement accepts the exclusive jurisdiction of each such court and irrevocably agrees to be bound by any judgment (as finally adjudicated) rendered thereby in connection with this Agreement. To the fullest extent permitted by applicable law, each Party hereto hereby (i) irrevocably consents to the service of process outside the territorial jurisdiction of said courts in any such proceeding, (ii) agrees that any trial in connection with any such proceeding shall be before the court in said venue and (iii) waives any right it may otherwise have to a trial by jury in connection with any such proceeding.

B.	The Parties hereto acknowledge and agree that in the event of any breach of this Agreement, the non-breaching Party may suffer immediate and irreparable injury not compensable by money damages and for which the non-breaching Party may not have an adequate remedy available at law. Accordingly, the non-breaching Party shall be entitled to obtain, from a court of competent jurisdiction, without the posting of any bond or security, such injunctive relief, restraining orders, specific performance or other equitable relief as may be necessary or appropriate to prevent or curtail any such breach. The foregoing shall be in addition to and without prejudice to such other rights or remedies as the non-breaching Party may have at law or in equity.

NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THIS AGREEMENT IS INTENDED TO COMPLY WITH APPLICABLE RULES AND REGULATIONS GOVERNING THE CONDUCT OF MANAGING GENERAL AGENTS, PROMULGATED BY APPLICABLE REGULATORY AUTHORITY; AS SUCH THIS AGREEMENT SHALL BE AMENDED TO THE EXTENT NECESSARY TO COMPLY WITH SUCH STATUTORY OR REGULATORY REQUIREMENT AS MAY BE AMENDED FROM TIME TO TIME.

XIX.	AMENDMENT.

No oral explanation or oral information by any of the Parties hereto shall alter the meaning or interpretation of this Agreement. No amendment, change or addition hereto shall be effective or binding on any of the Parties hereto unless reduced to writing, and signed by all Parties hereto, and approved by the New York Department of Financial Services.

XX.	WAIVER.

No action or failure to act, nor any course of conduct, of any Party hereto shall constitute a waiver of any provision of this Agreement.

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XXI.	SEVERABILITY.

If any term or provision of this Agreement or the application thereof to any Party or circumstances shall, to any extent, be or become invalid or unenforceable, the remainder of this Agreement or the application of such term or provisions to Parties or circumstances other than those as to which it is held invalid or unenforceable under the applicable law now or hereafter in effect in the jurisdictions governing this Agreement, shall not be affected thereby, and each term and provision shall be valid and enforceable. To the extent that any term or provision of this Agreement or the application thereof to any Party or circumstances shall be or becomes invalid or unenforceable under the laws or Insurance Department regulations now or hereafter in effect in the jurisdictions governing this Agreement, then such term or provision shall be deemed to conform with such applicable insurance law or regulation, and this Agreement shall not be affected thereby, and each term and provision shall be valid and enforceable.

XXII.	ASSIGNMENT.

Except as expressly provided herein, this Agreement may not be assigned or transferred in whole or in part by either Party without the prior written consent of the other Party.

XXIII.	COUNTERPARTS.

This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute a single agreement.

XXIV.	HEADINGS.

All headings in this Agreement are for the purpose of information and identification only and shall not be construed as forming part of this Agreement.

[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

AMTRUST NORTH AMERICA, INC.

By:

	Name:	Stephen Ungar
	Title:	SVP, Sec and General Counsel

TOWER RISK MANAGEMENT CORP.

By:

	Name:	Elliot S Orol
	Title:	SVP

EXHIBIT A

CLAIMS HANDLING ADDENDUM

EXHIBIT B

FORMAT OF UNDERWRITING FILE

Except as otherwise agreed, in accordance with the terms of the Agreement, Manager must maintain an Underwriting File on each account. Such Underwriting File may be maintained electronically, and typically will include, at a minimum, the following sections and information:

Coverage Document/Policy Section:

Policy

Endorsements

Renewals

Non Renewals notices

Cancellations notices

Correspondence Section: (maintained in proper chronological order)

Declinations

Quotes

Binders

Lost policy releases

All general correspondence

Underwriting Section:

Submission (application, loss runs)

Rating worksheets

Analysis of exposures

Underwriting worksheets and final disposition

Loss Notices & Reports Section:

Loss notices

Copy of notice to Company

Billing Information Section:

Billing notices

EXHIBIT C

COMMISSION SCHEDULE

Commission:

Manager shall receive a commission from Company (the “Commission”) based upon collected Gross Written Premiums. For purpose of this Agreement, “Gross Written Premiums” means gross and additional premiums written less cancellation and return premiums.

Manager’s Commission rate for all business written under the Program shall equal twenty-nine percent (29%) of collected Gross Written Premiums, inclusive of the Claims Handling Fee below, less: (i) Sub-producer commission paid by the Company; and (ii) a provisional allowance to Company for carrier expenses, including boards, bureaus, taxes, assignments, assessments, fines and penalties (“Carrier Expenses”), of four percent (4%) of Gross Written Premium.

Carrier Expenses:

Manager’s Commission rate may be adjusted to reflect Company’s actual Carrier Expenses within ninety (90) days following termination or expiration of this Agreement. Should such adjustment result in amounts due to Company, Manager shall pay such amounts to Company within fifteen (15) calendar days following its receipt of an invoice from Company. Should such adjustment result in amounts due to Manager, Company shall pay such amounts to Manager within fifteen (15) calendar days following its receipt of an invoice from Manager.

Claims Handling:

Manager shall be reimbursed for expenses incurred in an amount equal to four percent (4%) of Gross Written Premium for services provided under the Claims Handling Addendum (“Claims Handling Fee”).

Policy Fees:

None

Annex K

EXECUTION COPY

MANAGING GENERAL AGENT AGREEMENT

by and among

NATIONAL GENERAL HOLDINGS CORP.

and

TOWER RISK MANAGEMENT CORP.

dated as of

April 1, 2014

i

This Managing General Agent Agreement (the “Agreement”) is made as of January 3, 2014 (the “Effective Date”) by and between National General Holdings Corp., a Delaware corporation, on behalf of certain of its affiliated insurance companies (“Company”), and Tower Risk Management Corp., a NY corporation (“Manager”). Company and Manager are each referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, this Agreement is being entered into in connection with that certain Merger Agreement entered into by and between Tower Group International, Ltd. (“Tower”) and ACP Re. Ltd. (“ACP Re”) (“Merger Agreement”) and that certain Personal Lines Cut-Through Quota Share Reinsurance Agreement entered into by and between Company’s affiliate, Integon National Insurance Company and Manager’s insurance company affiliates (“Cut-Through Agreement”), both dated January 3, 2014;

WHEREAS, Company and Manager have agreed that this Agreement shall govern their relationship with respect to the Program (as defined herein) and compensation payable to the Parties with respect to this Agreement;

WHEREAS, Company, through its affiliated insurance companies transacts insurance business in all states of the United States as an admitted insurer in compliance with the laws and regulations of the jurisdictions in which Policies (as defined herein) are issued and coverage is provided;

WHEREAS, Manager desires to serve as underwriting manager on behalf of Company for and to provide claim Services for the Company with respect to Personal Lines Business, as defined in the Cut-Through Agreement (the “Program”); and

WHEREAS, Company desires to engage Manager to act as underwriting manager and to provide services on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

I.	DEFINITIONS.

A.	“Loss Adjustment Expense” shall mean Loss Adjustment Expense as defined in the Claims Handling Addendum, attached hereto as Exhibit A.

B.	“Cause” shall mean Company Cause or Manager Cause.

C.	“Claim” or “Claims” shall mean Claim or Claims as defined in the Claims Handling Addendum.

D.	“Claim Services” shall mean Claim Services as defined in the Claims Handling Addendum.

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E.	“Laws” shall mean all federal, state and local statutes, regulations and ordinances applicable to Manager’s duties under this Agreement.

F.	“Policy” or “Policies” shall mean all policies, master policies, binders, certificates, endorsements and contracts of insurance issued by Company through Manager in connection with the Program.

G.	“Recoveries” shall include any and all credits, subrogation, overpayments, voided or returned checks, or other recoveries which shall be credited to the Policy.

H.	The “Term” of this Agreement shall commence on the Effective Date and shall terminate or be canceled in accordance with the provisions hereunder.

I.	“Termination Date” means the effective date of any termination of this Agreement whether termination is subject to the expiration of a notice period or is effective immediately upon notice, or otherwise.

J.	“Termination Notice Date” means the date of receipt of any notice of termination.

K.	“Underwriting Guidelines” means guidelines and other instructions provided to Manager describing the policy term, limits, coverage classifications, territories and including without limitation (i) the maximum annual premium volume, (ii) the basis of the rates to be charged, (iii) the types of risks which may be written, (iv) maximum limits of liability, (v) applicable exclusions, (vi) territorial limitations, (vii) policy cancellation provisions, and (viii) the maximum policy period; as modified by Company at its sole discretion from time to time.

II.	APPOINTMENTS.

A.	Company hereby appoints Manager as its underwriting manager to produce insurance risks under the Program and as its provider of claims management services with respect to Claims under the Program in accordance with the Claims Handling Addendum, with such power and authority as is set forth more fully in this Agreement and the Claims Handling Addendum. Company shall make the appropriate notifications of this appointment, or subsequent termination thereof, to any state insurance department as may be required of an insurer.

B.	Manager hereby accepts this appointment and shall make the appropriate notifications of such appointment, or subsequent termination thereof, to any state insurance department as may be required.

C.	Manager will place with the Company all business covered by the Program that meets the Underwriting Guidelines, except for business written by Managers’ insurance company affiliates.

D.	No Party to this Agreement shall have authority over the operations of the other Party to this Agreement. Each Party to this Agreement shall at all times continue to be directed by its respective management and board of directors.

E.	Company at its sole discretion may immediately suspend Manager’s underwriting authority during the pendency of a dispute regarding cause for termination.

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III.	TERRITORY.

A.	Manager is authorized to act as underwriting manager in all states, subject to the Company’s filed forms and rates (the “Territory”).

B.	Manager is authorized to provide claims management services in accordance with the Claims Handling Addendum with respect to the Program in the Territory.

IV.	DUTIES OF MANAGER REGARDING UNDERWRITING.

Subject to the terms and conditions of this Agreement, and subject to all Laws, Manager shall provide services for Company as follows:

A.	Underwriting During the Term of this Agreement. Manager is hereby granted authority to solicit, receive, underwrite, bind, accept, non-renew and cancel insurance risks under the Program on behalf of Company in accordance with the Underwriting Guidelines.

In conducting such underwriting, Manager will perform the following administrative services on Policies placed with Company under this Agreement:

1.	Manager shall solicit, receive, review and process all applications and submissions for insurance business under the Program in accordance with Underwriting Guidelines.

2.	Manager shall immediately deposit all Premiums (as defined in Section VIII of this Agreement) received by Manager with respect to any Policy issued hereunder into a bank account designated by the Company.

3.	Manager shall determine the acceptability of any insurance risk, and issue quotes and Policies in the name of Company on policy forms approved by Company. Manager will utilize Company’s policy issuance system without modification or deviation for the issuance of quotes, Policies and other Policy documents.

4.	Manager shall issue and deliver to qualified insureds the Policy and maintain on behalf of Company such information as is necessary to assure the timely and proper issuance, delivery, execution or countersignature of all Policies.

5.	Manager shall develop and maintain proper underwriting files on behalf of Company, which shall contain at a minimum, such information as is outlined more fully in Exhibit B, and in all cases shall contain adequate information to clearly demonstrate the reasons for acceptance or rejection of any risk and documentation of the rate development for the premiums charged under the Policy.

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6.	Consistent with applicable Law and the terms and conditions of the Policy, Manager may cancel, terminate or otherwise non-renew Policies bound or written under the Program.

7.	Manager shall provide proper and timely notice of any cancellation, non- renewal, change in coverage to policyholders, certificate holders, loss payee and/or any regulatory authority, as required by the Policy or any applicable Laws. Any such cancellation, non-renewal, change in coverage shall be properly documented in such underwriting files maintained by Manager on behalf of Company.

8.	Manager shall market the Program and shall perform such related marketing, sales and production activities, and in so doing, shall comply at all times with relevant Laws. In addition, Manager’s marketing activities shall be subject further to the limitations under Section XVI of this Agreement.

Company shall have the right to cancel or non-renew any Policy of insurance, consistent with the terms of such Policy of insurance, except as limited by applicable insurance law or regulation.

B.	Reinsurance. Manager shall not negotiate nor bind reinsurance on behalf of Company on any business Manager places with Company.

C.	Sub-Producers. Manager shall be authorized to assign or delegate any of its authority hereunder to an affiliate of Manager without written approval from Company. Manager shall not be authorized to assign or delegate any of its authority to an unaffiliated party without the prior written approval from Company, provided, however, that notwithstanding the foregoing, Manager may designate and license producers (each individually, a “Sub-Producer”) solely for the production of business under the Program without written approval from Company. Manager shall ensure that any party so designated shall be lawfully licensed to transact the type of insurance for which designation is made and shall be duly appointed by the relevant insurance subsidiary of the Company, and shall require that during the term of such designation, such license shall be maintained continuously and in full force and effect. Manager shall be responsible to insure the compliance by all Sub-Producers with the term of this Agreement and all other written rules and regulations of the Company, and treat as confidential and use only in the interest of the Company all instructions, information and materials of Company. Manager shall be solely responsible for the performances of any Sub-Producer under the terms and provision hereof. Manager shall require each Sub-Producer to maintain Errors and Omissions and fidelity insurance in an amount and upon terms reasonably acceptable to Manager and Company. Manager will terminate the designation and licensing of any Sub-Producer at the sole discretion of the Company, with or without cause.

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D.	Authorizations. Manager represents and warrants that it possesses licenses or authorizations to perform the functions and duties set forth in this Agreement in the Territory, as may be required by law, and will promptly inform Company in writing of any and all changes in any of such licenses or authorizations in all states or territories relating to the authority of Manager to conduct the activities required of it under this Agreement.

V.	DUTIES OF MANAGER REGARDING CLAIM ADMINISTRATION.

A.	Claims Administration. Manager will provide the Claim Services for Company, in accordance with the Claims Handling Addendum

VI.	REPORTING AND REMITTANCES.

A.	Manager shall provide all accounting and reporting services with respect to the Program to satisfy the requirements of Company, including but not necessarily limited to the following:

1.	No later than thirty (30) days after the end of each calendar month, Manager shall submit to the Company a monthly account (“Monthly Underwriting Activity Report”) setting forth Premiums written, Premium collected, and Premium adjustments made, including but not limited to, additional or return premiums, audit and rate adjustments and commissions paid during such calendar month.

2.	Claim reporting in accordance with the Claims Handling Addendum.

3.	As reasonably requested from time to time by Company, Manager shall submit to Company a copy of monthly banking statements with respect to the Premium Fiduciary Account for said month (which shall be a Company account into which Manager causes premiums to be remitted), and shall effect reconciliation of such accounts in accordance with customary accounting practices. As and when requested by Company, Manager shall provide Company with appropriate documentation in support of any specific transaction or reconciled entry.

B.	Monthly, in connection with the Company’s submission to Manager of the Monthly Underwriting Activity Report, Company shall remit to Manager Manager’s Compensation as provided for in Section XI and Exhibit C.

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VII.	DUTIES AND AUTHORITY OF MANAGER.

A.	Regulatory Compliance.

1.	Manager shall provide, at its own expense, and within a reasonable time, as necessary, such information in its possession required to satisfy reporting requirements imposed upon Company by any regulatory authority, boards, bureaus or associations to enable Company to file required financial statements and reports, unit statistical and financial calls for information with Insurance Departments, regulatory bodies of competent jurisdiction, reinsurers, boards, bureaus or associations with regard to the business transacted under this Agreement.

2.	Manager shall promptly forward to Company, in no event later than the first business day after receipt thereof, any written notices, complaints, or inquiries received by any Insurance Department or any other regulatory authority from policyholders or claimants in connection with the Program and, in addition, shall provide to Company all information from its records which will assist Company in its response to such Insurance Department or other regulatory authority, and otherwise cooperate fully with Company in connection with any such notice, complaint or inquiry, and if requested by Company, shall prepare and/or assist in the preparation of any response as reasonably necessary in defense of Company.

3.	Manager shall promptly advise Company whenever it receives any notice of any regulatory audit, action or threat of sanctions charged against Manager or Company with respect to or arising out of Manager’s acts or omissions with respect to or which affects the Program, and if requested by Company shall take and/or assist in any action as is reasonable and necessary to respond and/or address such matter. Manager agrees to cooperate fully in the handling of any such audit, action or regulatory sanction.

4.	Any fines or penalties levied against Company arising out of or related to the business produced, Policies serviced or Claims administered under this Agreement shall be paid by Manager to the extent and to the degree directly resulting from any act, error or omission whether intentional or unintentional, of Manager or any of its respective agents, sub-agents, brokers, producers, advisors, or contractors. Except however, to the extent such fine or penalty is directly attributable to an action of Company, then Company shall be responsible for a full or pro-rata share, as applicable, of such fine or penalty to the extent that such action of Company contributed to said fine or penalty.

B. Collection and Receipt of Premiums. Manager shall administer the collection and receipt of premiums, any policy related fees, any applicable late payment fees, reinstatement fees and/or all other sums chargeable and/or due in respect of any and all Policies (“Premiums”), into the Company’s Premium Fiduciary Account and pay return premiums due in respect of all Policies.

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B.	Limitations of Authority. In addition to any other limitations expressly or implicitly contained in this Agreement, Manager shall not have authority to do any of the following acts in connection with this Agreement:

1.	commit Company to participate in insurance or reinsurance syndicates, associations or pools or bind Company to reinsurance agreements or arrangements;

2.	permit any Sub-Producer to serve on Manager’s board of directors;

3.	jointly employ any individual who is employed with Company;

4.	exceed the maximum Policy limits established in the Underwriting Guidelines and Program description;

5.	on behalf of Company, make, accept or endorse notes or otherwise incur any liability which is not incurred in the ordinary course of business of Manager pursuant to the terms and conditions of this Agreement;

6.	waive a forfeiture or issue a guaranty, other than as permitted expressly in writing by Company;

7.	waive Premium payment, withhold any monies or property of Company, or offer or pay any rebate of Premium, without the express written consent of the Company;

8.	bind coverage subsequent to the effective date of the Policy without the prior written approval of Company;

9.	effect or authorize a flat cancellation more than forty-five (45) days after the effective date without the prior written approval of Company. (In the event of such flat cancellation, Manager shall reasonably document the existence of substituted coverage or other reasons why Company has no liability for payment of loss while coverage was in force); or

10.	reinstate Policies or certificates cancelled by Company for other than non- payment of Premium without the prior written approval of Company.

VIII.	DUTIES OF COMPANY.

Subject to the terms and conditions of this Agreement, and subject to all applicable Laws, Company agrees to perform the following duties with respect to the Program:

A.	Collection and Receipt of Premiums. Company shall maintain the Premium Fiduciary Account for the collection and receipt of premiums, any policy related

7

fees, any applicable late payment fees, reinstatement fees and/or all other sums chargeable and/or due in respect of any and all Policies (“Premiums”), and pay return premiums due in respect of all Policies.

B.	Payment of Commissions. Company shall pay commission due to producers, including Sub-Producers.

C.	Changes in Authorizations. Company will promptly inform Manager in writing of all changes in its licenses or eligibility in the Territory relating to the authority of Company to transact the business of insurance under this Agreement.

D.	Manager Compensation. Company shall pay Manager’s compensation as provided in Section XI.

E.	Timely Cooperation. Company shall comply in a timely and prompt manner with any reasonable request for instructions or approvals which Manager may make from time to time in order to perform its duties under this Agreement.

F.	Company Policy Issuance. During the Term of this Agreement Company shall accept all Policies placed by Manager under the Program in accordance with the Underwriting Guidelines and the terms of this Agreement.

G.	Funds Payable to Policyholders. If reasonably requested by Manager and agreed to by Company, Company shall from time to time fund Premium Fiduciary Account with sums necessary to return premium to policyholders, as reasonably requested by Manager.

IX.	BOOKS AND RECORDS.

A.	During the Term of this Agreement, Manager shall maintain, at its own expense, separately identifiable books and records and electronic files in connection with the Policies and Claims under the Program, including but not limited to the following: accounting records, underwriting files, claim files, Policy and premium records, Policy register, bank records, records relating to the Premium Fiduciary Account and the Loss Fund Account as defined in the Claims Handling Addendum, licensing files, records of notices, complaints, inquiries, actions and suits served against Manager or, to the extent available to Manager, Company, Policies (both in-force and cancelled), and reports and records required to be retained in connection with this Agreement or required under applicable Law for and on behalf of Company (hereinafter collectively referred to as “Books and Records”), with respect to each Policy for a period of seven (7) years following the end of the calendar year in which such Policy expires, is cancelled, non-renewed or otherwise terminated, or for any longer period which may be required by Law. All Books and Records other than those related to policy expirations are the property of Company, and upon its request, Company shall be entitled to receive copies of any and all Books and Records. Manager shall be responsible for retaining the Books and Records required to be maintained by Manager under this Agreement, in hard copy form, microfilm, computer software systems and/or

8

other generally accepted information storage medium, as well as, in any reasonable back-up form directed by Company for the period described above. Manager is obligated to provide to Company copies of any and all such Books and Records, electronically in a format acceptable to Company.

B.	Company or its designated representatives, without restrictions or limitations, shall, upon reasonable notice to Manager, have broad authority to inspect, copy and audit all Books and Records of Manager pertaining to the business written under this Agreement during reasonable business hours, and, at its own expense, may make copies or extracts of any Books and Records pertaining thereto as Company may deem necessary.

C.	Both during the Term of this Agreement and following the Termination Date, Manager’s use and control of the expirations, the records thereof and Manager’s work product shall remain in the undisputed possession and ownership of Manager, and Company’s record of such expirations and other material information relating to specific risks, will not be disclosed by Company to any agent or broker. Nothing contained in this Section IX.C. shall interfere with Company’s obligation to renew or service policies upon the later of a Termination Date or Run-Off Termination Date.

D.	No commission shall be due Manager for any Premiums which are not collected by Company within the ninety (90) day period following the Termination Date.

E.	Company has the right at any time to place in Manager’s office up to six (6) Company underwriting and/or claim representatives to monitor Manager’s performance under this Agreement. Manager will provide the Company representatives with reasonable accommodations, including office space and services as required.

X.	CONFIDENTIAL INFORMATION.

A.	The Parties hereby agree to treat as confidential any and all reports, information, and data relating to, obtained by, prepared or assembled by, or given to the other or developed as a result of information supplied by or on behalf of any Party under this Agreement, or by reason of, or relating to, the transactions contemplated by or incidental to this Agreement, including but not limited to any materials, presentations, records, and all matters affecting or relating to the proposed business and operations under the Program (such information being collectively referred to herein as “Confidential Information”).

B.	The Parties shall each take appropriate steps to ensure that all Confidential Information is kept confidential by the respective Parties and each of their directors, officers, principals, shareholders, affiliates, employees, agents and advisors, and that such Confidential Information will not be divulged, disclosed or communicated to any person, firm, association, corporation or other entity, during or subsequent to the Term of this Agreement, provided, however, that (i)

9

disclosure of any Confidential Information of a Party to which such Party has consented in writing may be made; (ii) any Confidential Information may be disclosed to regulatory authorities or other appropriate parties pursuant to Law or legal process after notice is given to the other Party to allow such Party to contest or limit the scope of Confidential Information to be disclosed; (iii) Confidential Information may also be disclosed to auditors of any Party, Company Reinsurers or retrocessionaires, to the extent reasonably appropriate; and (iv) Confidential Information may also be disclosed to persons controlling, controlled by or under common control (each a “Recipient”) with Manager or Company (each, for the purposes of this Section X.B, a “Disclosing Party”) provided the Recipient is directed by the Disclosing Party to treat such Confidential Information confidentially and in accordance with the terms of this Agreement.

C.	In the event of a breach of this Section X relating to Confidential Information, the affected Party shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy for any such breach, which shall not be deemed to be the exclusive remedy for such breach, but shall be in addition to all the remedies available at law or equity.

D.	The term “Confidential Information” as used in this Agreement does not include information which (i) was or becomes generally available to the public other than as a result of the disclosure by or on behalf of a Party to this Agreement; or (ii) was or becomes available on a non-confidential basis from a source other than a Party or its representatives, provided that such source is not bound by a confidentiality agreement with, or similar obligation to a Party to this Agreement.

E.	Manager agrees that any policyholder information, insured information, claimant information and any other information subject to a Federal, State or local law or regulation requiring information to be confidential, including but not limited to, non-public personal information and health information of an individual, will be treated as confidential in accordance with the requirement of such law or regulation. Any such confidential information about individuals that Manager obtains in furtherance of its services under this Agreement may only be used as necessary to effect, administer or enforce a policyholder transaction. Manager and its employees, agents, representatives, successors or assigns are not authorized to otherwise use or disclose such information to any third party, unless authorized by Company’s privacy policy or notice. Manager agrees to adopt and implement privacy procedures that are consistent with any applicable law or regulation, as well as consistent with Company’s privacy notice and policy when Manager is servicing Company’s policyholders. Manager shall require its agents, representatives, Sub-Producers, Sub-Claim Adjusters and employees to comply with the foregoing privacy provisions. Manager shall prepare, at its own cost and expense, for Company’s review and approval, all notices required by applicable statutes, rules or regulations to be sent or delivered to policyholders or other persons. Upon Company’s approval, Manager shall, at its own cost and expense, send such notice to its intended recipient.

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F.	Intellectual Property

Company will provide Manager access to certain proprietary systems developed by Company, (collectively, the “Company IP”). Manager acknowledges and agrees that the Company IP, including without limitation program code, specifications, logic, design, ideas, techniques, know-how and procedures contained therein and all related documentation are confidential intellectual property exclusively owned by Company. This Agreement does not grant and shall not be construed to grant any license or right to use the Company IP except as expressly authorized in writing by Company. Manager and its employees shall not disclose Company IP or any part thereof to any third party, including affiliates, except as expressly authorized by Company. Manager shall not (a) use or access the Company IP for any purpose other than performing its duties under this Agreement; or (b) modify, enhance, reverse engineer, delink, disassemble or decompile any of the Company IP or part thereof.

XI.	COMPENSATION AND EXPENSES,

A.	Commission.

Manager’s sole remuneration from the Company for all services that Manager may perform under this Agreement shall be its Commission at the rates set forth in Exhibit C attached hereto and made a part of this Agreement plus fees and policy fees granted to Manager under this Agreement, in accordance with Exhibit C, that Manager has the legal right to collect under applicable law.

B.	Return of Commission. In the event of a Policy cancellation or endorsement resulting in a Premium return to a policyholder, Manager shall be responsible for refunding to Company the Commission paid or allowed on the returned Premium.

C.	Expenses. Except with respect to ALAE and expenses incurred by Company pursuant to this Agreement, Manager shall be responsible for all expenses incurred in the performance of its obligations under this Agreement, including but not limited to rentals, transportation facilities, office upkeep, remuneration of officers, clerks, employees, or other representatives, postage, promotional and advertising expenses, stationary, printing, Policy administration and attendant expenses, bank charges, countersignature fees, Sub-Producer commissions, license expenses, costs of policyholders premium audits conducted, costs of reasonable actuarial reviews conducted and overhead expenses incurred by Manager. In addition, Manager shall be responsible for all benefits, labor, social security obligations, and immigration reporting requirements, of its personnel, whether or not related to Company’s business. The conduct by Manager of its business shall be at such Party’s own and sole cost, credit, risk and expense.

D.	Supplies. The ownership of Policy supplies, undelivered Policies, or other property furnished by Company for the purpose of conducting the business which

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is the subject of this Agreement, shall be vested in Company, and these shall be delivered to Company or its authorized representatives immediately upon the Run-Off Termination Date. Manager hereby agrees to surrender the same to Company, without expense to Company. Manager has no authority to release blank Policy or certificate supplies to any Sub-Producer; and agrees to maintain a Policy register of all voided Policies and shall retain and store all voided Policies on behalf of Company, and deliver to or make such voided Policies available to Company or its authorized representatives immediately upon the Termination Date, or at any time upon the request of Company.

XII.	COMMENCEMENT AND TERMINATION.

A.	This Agreement shall remain in full force and effect for a term of one (1) year ending on January 2, 2015 unless terminated earlier by either Manager or Company, upon written notice, for Cause as defined herein or unless terminated by mutual written agreement of the Parties or as otherwise provided herein.

B.	Any termination under this Section XII shall not affect the rights or obligations of the Parties hereto as to transactions, acts, or things done by any Party prior to the Termination Date. Furthermore, subject to the provisions of Section XIII, any notice of termination under this Section XII.B shall not affect the authority of Manager as described under Sections IV, V and VII from the period beginning on the Termination Notice Date through but not including the Termination Date, except as otherwise instructed by Company.

C.	Notwithstanding the foregoing, upon prior written notice, Company may terminate this Agreement immediately, upon occurrence of any of the following grounds (“Company Cause”):

1.	if Manager or any of its affiliates, is or becomes insolvent, or is the subject of or commences any regulatory or judicial or other proceedings for its administrative oversight, conservation, supervision, dissolution, liquidation, bankruptcy, receivership or similar proceeding; or

2.	if all or a controlling portion of Manager’s capital stock or all or any part of its business is sold, transferred or merged into an entity which is not an affiliate of Manager, and Company believes in its reasonable discretion that such sale, transfer or merger has, or could have a material adverse impact on Company’s interests;

3.	upon the closing of the merger contemplated in the Merger Agreement between Tower, and ACP Re;

4.	the misappropriation by Manager of any funds or property belonging to Company;

5.	the fraud, gross negligence, or willful misconduct of Manager;

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6.	the material breach by Manager of this Agreement following notice and a reasonable opportunity to cure, which shall not exceed thirty (30) days; and

7.	the termination or material reduction of Company’s reinsurance for the business covered by this Agreement.

D.	Notwithstanding the foregoing, upon written notice Manager may terminate this Agreement immediately, upon occurrence of any of the following grounds (“Manager Cause”):

1.	if Company is or becomes insolvent, or is the subject of or commences any regulatory or judicial or other proceedings for the administrative oversight, conservation, supervision, dissolution, liquidation, bankruptcy, receivership or similar proceeding; or

2.	if all or a controlling portion of Company’s capital stock or all or any part of its business is sold, transferred or merged into an entity which is not an affiliate of Company, and Manager believes in its reasonable discretion, such sale, transfer, or merger has, or could have a material adverse impact on Manager’s interests; or

3.	if Company’s A.M. Best Rating falls to B++ or lower.

E.	If any required license or authority of Company or Manager in any jurisdiction within the Territory covered by this Agreement is suspended, revoked or nonrenewed by a governmental or regulatory agency or becomes invalid or expires and is not renewed or reinstated, Company or Manager, (as applicable for the purposes of this Section XII.E., the “Adversely Affected Party”), shall have sixty (60) days to cure such invalidity, expiration, nonrenewal, revocation and/or suspension during which time no Policies shall be issued or renewed in such jurisdictions. If the Adversely Affected Party has not, after such sixty (60) day period cured such invalidity, expiration nonrenewal, revocation or suspension, the other Party (as between Company and Manager) may, at its option, terminate this Agreement as to such jurisdiction. This Agreement shall remain in full force and effect between Manager and Company as to such jurisdictions wherein the Adversely Affected Party’s license or authority has not been revoked, nonrenewed or suspended.

F.	If in connection with any termination of this Agreement in accordance with this Section XII, the ultimate result of which could subject either Company or Manager to penalty, fine or assessment for improper cancellation or non-renewal of insurance coverages in force, or for the unlawful withdrawal of business, the other Party hereby agrees that it shall cooperate in all respects with the threatened Party to remedy or mitigate such effect in accordance with applicable law or regulatory directive.

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G.	Except as provided in Section XIII or as required by applicable Law, upon the Termination Date, the rights and/or powers granted by Company to Manager hereunder shall be revoked, and Manager shall have no further authority to bind or write Policies for Company, nor extend, renew or increase Company’s liability on any existing Policy, nor administer Claims for Company. Except as provided herein, Manager shall immediately cease exercising such rights and/or shall execute any and all documents necessary or requested by Company to effect or confirm such revocation.

H.	In the event that Manager shall at any time become delinquent in the payment of any amounts due Company, Manager hereby agrees to pay any expenses which Company may incur in collecting such monies, including attorneys’ fees and other costs. No provision of this Agreement must effect, be construed as or operate as a waiver of the right of the Party aggrieved by any breach of this Agreement to be compensated for any injury or damage resulting therefrom which is incurred either before or after the Termination Date.

I.	Nothing contained in this Section XII shall affect or impair any rights or obligations or liabilities arising prior to or at the time of the Termination Date, or which may arise by reason of an event causing the termination of this Agreement, and all such rights, obligations and liabilities of the Parties pursuant to this Agreement shall also survive the termination of this Agreement. The rights and remedies provided in this Section XII and all other remedies provided for in this Agreement shall be cumulative and not exclusive and shall be in addition to any other remedies which the Parties may have under this Agreement or otherwise.

XIII.	CONTINUING DUTIES OF MANAGER AFTER TERMINATION.

A.	Continuation of Duties. Following a Termination Date, Manager shall perform all of the duties necessary pursuant to this Agreement and for the proper servicing of all Policies bound or written under this Agreement for a period not to exceed three years (the “Run-Off Services”). The Run-Off Services shall include, but shall not be limited to, accounting for Premiums and commissions, statistical filing, canceling Policies, non-renewing Policies, issuing mandatory endorsements, settling of balances, and administration of Claims, to the extent that such services were performed by Manager prior to the Termination Date. The period of time during which Manager shall perform the Run-Off Services shall be referred to as the “Run-Off Period”. Notwithstanding the preceding, Company may elect to revoke the rights and/or powers granted by Company to Manager hereunder during the Run-Off Period. Any such termination shall be effected as contemplated in and consistent with the requirements of Section XIII.C. The earlier of the natural expiration of Manager’s obligations to provide the Run-Off Services or termination of Manager’s rights and obligations as set forth in this Section XIII.A. shall be referred to as the “Run-Off Termination Date”.

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B.	Commissions. It is understood and agreed that Manager’s sole remuneration for the Run-Off Services has already been contemplated in Section XI hereof, and no other compensation shall be due to Manager except as provided therein.

C.	Authority. Except as otherwise provided in this Agreement, upon the Termination Date and during the term of the Run-Off Period, Manager shall have no authority to solicit, underwrite, quote, or bind new insurance risks on behalf of Company or increase or extend Company’s liability under, or extend the term of any such Policy, provided, however, unless instructed otherwise by Company, Manager will continue to have all authority reasonably necessary to perform the Run-Off Services including binding authority on endorsements and powers incidental to its performance of the Run-Off Services. Manager shall not cancel and rewrite any in-force Policies prior to the Termination Date without obtaining the prior written consent of Company.

XIV.	RELATIONSHIP OF THE PARTIES.

The Parties are independent contractors and nothing herein contained shall be construed to create a relationship of employer and employee between any of the Parties and any of the Parties’ employees, officers, representatives, producers, agents, brokers, Sub-Producers, Sub-Claim Adjusters, sub-agents, sub-brokers or the like. It is expressly understood and agreed by the Parties hereto that the relationship existing between Company and Manager under this Agreement contemplates Manager as Company’s agent or representative only in connection with the services or transactions set forth in this Agreement and directly related to each of Manager’s functions under this Agreement. Furthermore, nothing contained herein shall prohibit Company from entering into any claims services agreement, underwriting management agreement, agency agreement, producer agreement (or similar arrangement) or reinsurance agreement with respect to the business covered by the Program with any other party or parties.

XV.	INDEMNIFICATION.

A.	Indemnification of Company by Manager. Manager shall defend, indemnify and hold harmless Company and their respective directors, officers, employees, shareholders, and affiliates (individually and collectively, the “Company Indemnitees”) from and against any and all loss, claim, damage, or liability (or any action in respect thereof) which is caused by or results from any malfeasance, negligence, action or inaction of Manager, its Sub-Producers, its Sub-Claim Adjusters and officers, directors, employees and agents of its duties and obligations under this Agreement. If any claim, demand, action, suit, or proceeding is made or brought against any of the Company Indemnitees with respect to matters that are the subject of this indemnity, Manager shall assume the defense thereof with counsel reasonably satisfactory to the Company Indemnitees and shall pay all costs of such defense. The provisions of this Section XV.A. shall survive the termination of this Agreement.

B.	Indemnification of Manager and Claim Administrator by Company. Company shall defend, indemnify and hold harmless Manager and its directors, officers,

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employees, shareholders, and affiliates (individually and collectively, the “Manager Indemnitees”) from and against any and all loss, claim, damage, or liability (or any action in respect thereof) which is caused by or results from the malfeasance, negligence, action or inaction of Company with respect to this Agreement. If any claim, demand, action, suit or proceeding is made or brought against any of the Manager Indemnities with respect to matters that are the subject of this indemnity, Company shall assume the defense thereof with counsel reasonably satisfactory to the Manager Indemnitees and shall pay all costs of such defense. The provisions of this Section XV.B. shall survive the termination of this Agreement.

C.	Indemnification Procedures.

1.	Any Party hereto entitled to indemnification pursuant to this Section XV (the “Indemnitee”), shall promptly notify the Party responsible for such indemnification (the “Indemnitor”) if the Indemnitee becomes aware of any loss, damage or liability with respect to which indemnity may be asserted; and the failure to give such notice promptly shall not relieve the Indemnitor of its obligations hereunder. Promptly after (i) the receipt by an Indemnitee of notice of any third party claim or (ii) the commencement of any action or proceeding, the Indemnitee will, if a claim with respect thereto is to be made against the Indemnitor, give the Indemnitor written notice in reasonable detail of such claim or the commencement of such action or proceeding and shall permit the Indemnitor to assume the defense of any such claim or any litigation resulting from such claim. Failure by the Indemnitor to notify the Indemnitee of its election to defend any such action within a reasonable time, but in no event more than thirty (30) days after notice thereof shall have been given to the Indemnitor, shall be deemed a waiver by the Indemnitor of its right to defend such action.

2.	If the Indemnitor assumes the defense of any such claim or litigation resulting therefrom, the obligations of the Indemnitor as to such claim shall be limited to taking all steps necessary in the defense or settlement of such claim or litigation resulting therefrom and to holding the Indemnitee harmless from and against any and all losses, damages and liabilities caused by, arising out of or relating to any settlement approved by the Indemnitor or any judgment in connection with such claim or litigation resulting therefrom. The Indemnitee may participate, at its expense, in the defense of such claim or any litigation provided that the Indemnitor shall direct and control the defense of such claim or litigation. The Indemnitor shall not, in the defense of such claim or any litigation resulting therefrom, consent to entry of any judgment or enter into any settlement other than a judgment or settlement involving only the payment of money, except with the written consent of Indemnitee, which consent shall not be unreasonably withheld.

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3.	If the Indemnitor does not assume the defense of any such claim or litigation resulting therefrom, the Indemnitee may defend against such claim or litigation in such manner as it may deem appropriate. The Indemnitee shall not enter into any settlement of such claim or litigation without the written consent of the Indemnitor, which consent shall not be unreasonably withheld. The Indemnitor shall promptly reimburse the Indemnitee for the amount of all reasonable expenses, legal or otherwise, incurred by the Indemnitee in connection with the defense against or settlement of such claims or litigation. If no settlement of such claim or litigation is made, the Indemnitor shall promptly reimburse the Indemnitee for the amount of any judgment rendered with respect to such claim or in such litigation and of all reasonable expenses, legal or otherwise, incurred by the Indemnitee in the defense of such claim or litigation. The provisions of this Section XV.C. shall survive the termination of this Agreement.

D.	Errors and Omissions. Manager represents and warrants that it shall maintain during the Term of this Agreement, and for a period of three (3) years after the effective date of termination of this Agreement, Errors and Omissions Liability insurance for Manager with policy limits equal to $5,000,000 for each occurrence and in the aggregate with deductibles not greater than $100,000, with an insurer acceptable to Company. The Company shall be provided a Certificate of Insurance evidencing the existence of the required errors and omissions liability insurance coverage which certificate shall contain the following provision: “The Company will receive thirty (30) days’ written notice of any cancellation or other termination of this policy.”

E.	Fidelity Bond. Manager represents and warrants that it shall maintain during the Term of this Agreement, and for a period of three (3) years after the effective date of termination of this Agreement, a Fidelity Bond insurance coverage for Manager with policy limits equal to $5,000,000 with an insurer and on a form and with a deductible acceptable to Company. The Company shall be provided a Certificate of Insurance for the fidelity bond which certificate shall contain the following provision: “The Company will receive thirty (30) days’ written notice of any cancellation or other termination of this policy.

XVI.	ADVERTISEMENT.

Manager shall use only advertising material pertaining to the Policies and the Program that has been approved in writing by Company in advance of its use. Manager may, at its own expense, develop and produce advertising or promotional materials to promote the sale of the Policies pursuant to this Agreement. Neither of Manager or Company shall use the name, logo, trademark or other such promotional material of another Party or any of its affiliates in any advertising and/or promotional materials without obtaining the prior review and written consent of such other Party for each separate promotion, advertisement or use.

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XVII.	NOTICES.

A.	All notices, consents, requests, waivers, elections and other communications (collectively “Notices”) authorized, required or permitted to be given under this Agreement shall be addressed as follows:

To Company:

National General Holdings Corp.

59 Maiden Lane, 38th floor

New York, NY 10038

Attention: Jeffrey Weissmann

Facsimile No: (212) 380-9498

E-mail: jeffrey.weissmann@ngic.com

Or to such other person or address as the Company shall furnish to the Manager in writing.

To Manager:

Tower Risk Management Corp.

120 Broadway (31st floor)

New York, NY 10271

Attention: Bill Hitselberger

Facsimile: (212) 202-3987

E-mail: eorol@twrgrp.com

Or to such other person or address as the Manager shall furnish to the Company in writing.

B.	All Notices must be given in writing, mailed by first class registered or certified mail, and shall be deemed to be received three (3) days after the day of mailing. Any Party may change its address for the receipt of Notices or the party to whose attention Notices are sent at any time by giving notice thereof to the other Parties hereto.

C.	In the event that any legal process, notice, regulatory bulletin, or the like, is served on Manager, in a suit or proceeding against Company, or for any other reason whatsoever, Manager shall promptly and forthwith forward such process, notice or bulletin to Company as directed above, via registered certified or overnight mail.

XVIII.	CHOICE OF LAW, VENUE, JURISDICTION.

A.	This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of New York without regard to principles of conflict of laws otherwise applicable to such determination. Any judicial proceeding brought against any of the Parties to this Agreement or any dispute arising in

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connection with or related to this Agreement shall be brought only in the State Court located in New York County, New York or the Federal District Court located in New York, New York and by execution and delivery of this Agreement, each of the Parties to this Agreement accepts the exclusive jurisdiction of each such court and irrevocably agrees to be bound by any judgment (as finally adjudicated) rendered thereby in connection with this Agreement. To the fullest extent permitted by applicable law, each Party hereto hereby (i) irrevocably consents to the service of process outside the territorial jurisdiction of said courts in any such proceeding, (ii) agrees that any trial in connection with any such proceeding shall be before the court in said venue and (iii) waives any right it may otherwise have to a trial by jury in connection with any such proceeding.

B.	The Parties hereto acknowledge and agree that in the event of any breach of this Agreement, the non-breaching Party may suffer immediate and irreparable injury not compensable by money damages and for which the non-breaching Party may not have an adequate remedy available at law. Accordingly, the non-breaching Party shall be entitled to obtain, from a court of competent jurisdiction, without the posting of any bond or security, such injunctive relief, restraining orders, specific performance or other equitable relief as may be necessary or appropriate to prevent or curtail any such breach. The foregoing shall be in addition to and without prejudice to such other rights or remedies as the non-breaching Party may have at law or in equity.

NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THIS AGREEMENT IS INTENDED TO COMPLY WITH APPLICABLE RULES AND REGULATIONS GOVERNING THE CONDUCT OF MANAGING GENERAL AGENTS, PROMULGATED BY APPLICABLE REGULATORY AUTHORITY; AS SUCH THIS AGREEMENT SHALL BE AMENDED TO THE EXTENT NECESSARY TO COMPLY WITH SUCH STATUTORY OR REGULATORY REQUIREMENT AS MAY BE AMENDED FROM TIME TO TIME.

XIX.	AMENDMENT.

No oral explanation or oral information by any of the Parties hereto shall alter the meaning or interpretation of this Agreement. No amendment, change or addition hereto shall be effective or binding on any of the Parties hereto unless reduced to writing, and signed by all Parties hereto, and approved by the New York Department of Financial Services.

XX.	WAIVER.

No action or failure to act, nor any course of conduct, of any Party hereto shall constitute a waiver of any provision of this Agreement.

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XXI.	SEVERABILITY.

If any term or provision of this Agreement or the application thereof to any Party or circumstances shall, to any extent, be or become invalid or unenforceable, the remainder of this Agreement or the application of such term or provisions to Parties or circumstances other than those as to which it is held invalid or unenforceable under the applicable law now or hereafter in effect in the jurisdictions governing this Agreement, shall not be affected thereby, and each term and provision shall be valid and enforceable. To the extent that any term or provision of this Agreement or the application thereof to any Party or circumstances shall be or becomes invalid or unenforceable under the laws or Insurance Department regulations now or hereafter in effect in the jurisdictions governing this Agreement, then such term or provision shall be deemed to conform with such applicable insurance law or regulation, and this Agreement shall not be affected thereby, and each term and provision shall be valid and enforceable.

XXII.	ASSIGNMENT.

Except as expressly provided herein, this Agreement may not be assigned or transferred in whole or in part by either Party without the prior written consent of the other Party.

XXIII.	COUNTERPARTS.

This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute a single agreement.

XXIV.	HEADINGS.

All headings in this Agreement are for the purpose of information and identification only and shall not be construed as forming part of this Agreement.

[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

NATIONAL GENERAL HOLDINGS CORP.

By:
	Name:	Peter Rendall
	Title:	Treasurer

TOWER RISK MANAGEMENT CORP.

By:

	Name:	William Hitselberger
	Title:	EVP & CFO

EXHIBIT A

CLAIMS HANDLING ADDENDUM

EXHIBIT B

FORMAT OF UNDERWRITING FILE

Except as otherwise agreed, in accordance with the terms of the Agreement, Manager must maintain an Underwriting File on each account. Such Underwriting File may be maintained electronically, and typically will include, at a minimum, the following sections and information:

Coverage Document/Policy Section:

Policy

Endorsements

Renewals

Non Renewals notices

Cancellations notices

Correspondence Section: (maintained in proper chronological order)

Declinations

Quotes

Binders

Lost policy releases

All general correspondence

Underwriting Section:

Submission (application, loss runs)

Rating worksheets

Analysis of exposures

Underwriting worksheets and final disposition

Loss Notices & Reports Section:

Loss notices

Copy of notice to Company

Billing Information Section:

Billing notices

EXHIBIT C

COMMISSION SCHEDULE

Commission:

Manager shall receive a commission from Company (the “Commission”) based upon collected Gross Written Premiums. For purpose of this Agreement, “Gross Written Premiums” means gross and additional premiums written less cancellation and return premiums.

Manager’s Commission rate for all business written under the Program shall equal twenty-nine percent (29%) of collected Gross Written Premiums, inclusive of the Claims Handling Fee below, less: (i) Sub-producer commission paid by the Company; and (ii) a provisional allowance to Company for carrier expenses, including boards, bureaus, taxes, assignments, assessments, fines and penalties (“Carrier Expenses”), of four percent (4%) of Gross Written Premium.

Carrier Expenses:

Manager’s Commission rate may be adjusted to reflect Company’s actual Carrier Expenses within ninety (90) days following termination or expiration of this Agreement. Should such adjustment result in amounts due to Company, Manager shall pay such amounts to Company within fifteen (15) calendar days following its receipt of an invoice from Company. Should such adjustment result in amounts due to Manager, Company shall pay such amounts to Manager within fifteen (15) calendar days following its receipt of an invoice from Manager.

Claims Handling:

Manager shall be reimbursed for expenses incurred in an amount equal to four percent (4%) of Gross Written Premium for services provided under the Claims Handling Addendum (“Claims Handling Fee”).

Policy Fees:

None

TOWER GROUP INTERNATIONAL, LTD. BERMUDA COMMERCIAL BANK BUILDING 19 PAR-LA-VILLE ROAD HAMILTON HM II BERMUDA

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M73846-P52376                         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TOWER GROUP INTERNATIONAL, LTD.
PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

The Board of Directors recommends you vote FOR proposals 1, 2 and 3:				For	Against	Abstain
1.	The approval and adoption of the merger agreement and approval of the merger.			☐	☐	☐
2.	Approval, on an advisory basis, of certain compensatory arrangements between the Company and its named executive officers that are based on or otherwise relate to the merger.			☐	☐	☐
3.

Adjournment of the special general meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special general meeting to approve and adopt the merger agreement and approve the merger.

				☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes/comments, mark here. (see reverse for instructions)		☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special General Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M73847-P52376

TOWER GROUP INTERNATIONAL, LTD.

Special General Meeting of Shareholders

                 , 2014

This proxy is solicited by the Board of Directors

The undersigned hereby appoints William W. Fox, Jr., William E. Hitselberger and Elliot S. Orol, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the Special General Meeting of Shareholders of Tower Group International, Ltd., to be held at 9:30 a.m., local time, on Monday, May 12, 2014, at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda, and at any adjournments thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

When properly executed, your proxy will be voted as you indicate, or where no contrary indication is made, will be voted FOR proposals 1, 2 and 3. The full text of the proposals and the position of the Board of Directors on each appear in the Proxy Statement and should be reviewed prior to voting.

Address Changes/Comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side